AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 27, 2026.
No. 333-102228
No. 811-21265

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 305	☒
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 307	☒

Invesco Exchange-Traded Fund Trust
(Exact Name of Registrant as Specified in Charter)

3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515
(Address of Principal Executive Office)
Registrant’s Telephone Number, including Area Code: (800) 983-0903
Adam Henkel, Esquire
3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515

With Copies to:
Alan P. Goldberg Stradley Ronon Stevens & Young LLP 191 North Wacker Drive, Suite 1601 Chicago, Illinois 60606	Eric S. Purple Stradley Ronon Stevens & Young LLP 2000 K Street, NW, Suite 700 Washington, DC 20006

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
It is proposed that this filing will become effective (check appropriate box)
☐	immediately upon filing pursuant to paragraph (b)
☒	on August 28, 2026 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)
☐	on (date) pursuant to paragraph (a)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485
If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
PPA	Invesco Aerospace & Defense ETF	NYSE Arca, Inc.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco Aerospace & Defense ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the SPADE® Defense Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%

Other Expenses	0.08

Total Annual Fund Operating Expenses	0.58

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$59	$186	$324	$726
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 14% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, SPADE Indexes LLC (“SPADE Indexes” or the “Index Provider”) compiles, maintains, and calculates the Underlying Index, which is composed of common stocks of companies that are systematically important to the defense sector and are involved with the development, manufacture, operation and support of U.S. defense, military, national/homeland security, and government space operations. These may include, for example, companies that provide the following products or services: military aircraft, naval vessels, armored vehicles, helicopters, drones and remotely piloted vehicles, missiles and missile defense, command and control, secure communications, battlespace awareness, intelligence and reconnaissance, space systems, and national/homeland security activities, including border security, biometric screening systems, and military cybersecurity and artificial intelligence efforts.
The Index Provider identifies for inclusion in the Underlying Index common stocks of U.S. companies whose shares are listed on the New York Stock Exchange (“NYSE”) or The Nasdaq Stock Market (“Nasdaq”) and weights them according to a modified market capitalization-weighted methodology.
As of June 30, 2026, the Underlying Index was comprised of 61 constituents with market capitalizations ranging from approximately $1.0 billion to $390.0 billion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
The Fund is “non-diversified” and therefore is not required to meet certain diversification requirements under the  Investment Company Act of 1940, as amended (the “1940 Act”).
In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of companies engaged in aerospace- and defense-related industries, and in derivatives and other investments that have economic characteristics similar to securities of companies engaged in aerospace- and defense-related industries (the “80% investment policy”). For purposes of the 80% investment policy, the Fund considers the components of the Underlying Index to be securities of companies engaged in aerospace- and defense-related industries.
Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of April 30, 2026, the Fund had significant exposure to the aerospace and defense industry. The Fund’s portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
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Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Aerospace and Defense Industry Risk. Government aerospace and defense regulation and spending policies can significantly affect the aerospace and defense industry because many companies involved in the aerospace and defense industry rely to a large extent on U.S. (and other) government demand for their products and services, as well as political support for government spending in this industry. Government defense spending could be reduced as part of efforts to control government budgets. The aerospace industry in particular has recently been affected by adverse economic conditions and consolidation within the industry. There are significant risks inherent in contracting with the U.S. government that could have a material adverse effect on the business, financial condition and results of operations of industry participants.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all.
Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or
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redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser, Invesco Capital Management LLC (the “Adviser”), seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	12.98%
Best Quarter	December 31, 2020	21.88%
Worst Quarter	March 31, 2020	-26.58%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	10/26/2005	36.98%	19.01%	16.98%
Return After Taxes on Distributions		36.84	18.81	16.74
Return After Taxes on Distributions and Sale of Fund Shares		22.00	15.44	14.43

SPADE® Defense Index (reflects no deduction for fees, expenses or taxes)		37.80	19.63	17.63

S&P 500® Index (reflects no deduction for fees, expenses or taxes)		17.88	14.42	14.82

S&P Composite 1500® Aerospace & Defense Index (reflects no deduction for fees, expenses or taxes)		44.15	18.81	15.17

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	June 2007

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	August 2008

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
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Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in securities of companies engaged in aerospace- and defense-related industries. The Fund considers the components of the Underlying Index to be such investments. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
SPADE® Defense Index
The Underlying Index is a modified market capitalization weighted index composed of securities of publicly traded companies. The Underlying Index seeks to measure the performance of securities of companies that are involved with the development, manufacture, operation, and support of U.S. defense, military, national/homeland security, and government space operations and listed on the NYSE or Nasdaq. Strictly in accordance with its guidelines and mandated procedures, SPADE Indexes identifies stocks for inclusion in the Underlying Index that meet the following eligibility criteria:
(a) Maintain a minimum $250 million market valuation during the 25 days preceding the initial inclusion date.
(b) Maintain a minimum $5.00 daily share price during the 25 days preceding the initial inclusion date.
(c) Have a minimum average daily trading volume over the preceding 25 days prior to the inclusion date of 50,000 shares.
(d) Have a quarterly sales/revenue/turnover of at least $10 million for the prior two announced quarters preceding its inclusion.
SPADE Indexes may at any time change the number of issues comprising the Underlying Index by adding or deleting one or more components, or replace one or more issues contained in the Underlying Index with one or more substitute stocks of its choice, if in the Index Provider’s discretion such addition, deletion or substitution is necessary or appropriate to maintain the quality and/or character of the industry groups to which the Underlying Index relates.
SPADE Indexes calculates the Underlying Index using a modified market capitalization weighting methodology, which incorporates SPADE Indexes’ “True Cap”™ weighting methodology. The True Cap methodology is intended to more accurately reflect the weightings assigned to highly diversified firms by focusing on the relevant business activity within a sector/theme (i.e., defense, aerospace, homeland security, space) as if such activities were conducted by a standalone entity. SPADE Indexes also modifies the market capitalization weights to conform to asset diversification rules, which it applies in conjunction with the scheduled quarterly updates to
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the Underlying Index. The weight of any component stock at the time of rebalancing may not account for more than 10% of the total value of the Underlying Index.
In the event of a merger between two components, SPADE Indexes may adjust the share weight of the surviving entity to account for any shares issued in the acquisition. SPADE Indexes may substitute components or change the number of issues included in the Underlying Index, based on changing conditions in the industry or in the event of certain types of corporate actions, including mergers, acquisitions, spin-offs and reorganizations. In the event of component or share weight changes to the Underlying Index portfolio, the payment of dividends other than ordinary cash dividends, spin-offs, rights offerings, re-capitalizations or other corporate actions affecting a component of the Underlying Index, SPADE Indexes may adjust the Underlying Index divisor to ensure that there are no changes to the Underlying Index level as a result of non-market forces. For changes in a component’s shares outstanding greater than 5% due to a merger, acquisition or spin-off, SPADE Indexes will make an adjustment effective after the close on the effective date of the corporate action. SPADE Indexes makes share changes less than 5% during the scheduled quarterly updates to the Underlying Index.
Typically, the Underlying Index will remove component stocks under the following conditions at the time of rebalancing:
(a) Total market capitalization falls below $150 million.
(b) No longer maintains adequate liquidity, defined as $1 million daily average trading volume.
(c) Last-reported sale price falls below $3.00 per share.
The above requirements notwithstanding, SPADE Indexes reserves the authority to remove one or more component stocks at any time if it believes such stocks no longer provide adequate representation of the sector or no longer maintain the quality and/or character of the Underlying Index.
The Underlying Index is rebalanced quarterly after market close on the next to last business day in March, June, September and December (“Rebalance Date”). SPADE Indexes will determine and announce the components and weights at the close of trading at least three days prior to the Rebalance Date. In conjunction with the quarterly review, SPADE Indexes updates the share weights used in the calculation of the Underlying Index based upon current shares outstanding and prices as a part of the rebalancing process. The share weight of each component in the Underlying Index portfolio remains fixed between quarterly reviews except in the event of certain types of corporate actions such as splits, reverse splits, stock dividends or similar events.
The Fund is rebalanced in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were
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diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Aerospace and Defense Industry Risk. Government aerospace and defense regulation and spending policies can significantly affect the aerospace and defense industry, as companies involved in the aerospace and defense industry rely to a large extent on U.S. (and other) government demand for their products and services. Government defense spending could be reduced as part of efforts to control government budgets. The aerospace industry in particular has recently been affected by adverse economic conditions and consolidation within the industry. There are significant inherent risks in contracting with the U.S. government, which could have a material adverse effect on the business, financial condition and results of operations of industry participants, including:
● termination by the U.S. government of any contract as a result of a default by industry participants could subject them to liability for the excess costs incurred by the U.S. government in procuring undelivered items from another source;
● termination by the U.S. government of any contract for convenience generally would limit industry participants recovery to costs already incurred or committed and limit participants profit to work completed prior to termination;
● modification of U.S. government contracts due to lack of congressional funding or changes in such funding could subject certain contracts to termination or modification;
● failure to comply, even inadvertently, with the extensive and complex U.S. government laws and regulations applicable to certain U.S. government contracts and the laws governing the export of controlled products and commodities could subject industry participants to contract termination, civil and criminal penalties and, under certain circumstances, suspension from future U.S. government contracts and exporting of products for a specific period of time;
● results of routine U.S. government audits and review could, in certain circumstances, lead to adjustments to industry contract prices, which could be significant; and
● successful bids for U.S. government contracts or the profitability of such contracts, if awarded, cannot be guaranteed in the light of the competitive bidding atmosphere under which U.S. government contracts are awarded.
Furthermore, because companies involved in the aerospace and defense industry rely to a large extent on U.S. (and other) government demand for their products and services, those companies could be adversely impacted by future reductions or changes in government spending. Government spending in aerospace and defense generally is not correlated with any economic cycle, but rather, on the cycle of general political support for this type of spending. However, there is no assurance that future levels of aerospace and defense spending will increase or that levels of aerospace and defense spending will not decrease in the future.
In addition, competition within the industry, labor relations and the price of fuel can affect the aerospace and defense industry. Airline deregulation has substantially diminished the U.S. government’s role in the air transport industry while promoting an increased level of competition. However, regulations and policies of various domestic and foreign governments can still affect the profitability of individual carriers as well as the entire industry.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. In addition, investors might seek to trade Fund shares based on their knowledge or understanding of the value of smaller company securities (this is sometimes referred to as “price arbitrage”), which could interfere with the efficient management of the Fund. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an
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investment in a small- or mid-capitalization company, if any gain is realized at all. The relative sizes of companies may change over time as the securities market changes, and the Fund is not required to sell the securities of companies whose market capitalizations have grown or decreased due to market fluctuations.
Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or
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trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to securities of companies engaged in aerospace- and defense-related industries and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the NYSE is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity
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securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter (“OTC”) derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities.
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Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of
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such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since June 2007. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2008. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser for its services an annual fee equal to 0.50% of its average daily net assets (the “Advisory Fee”).
The Fund is responsible for all of its own expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to the Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust or the Adviser and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) on behalf of the Fund pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, licensing fees, offering costs (as defined below), brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of its average daily net assets per year (the “Expense Cap”), at least until August 31, 2028.
The offering costs excluded from the Expense Cap for the Fund are: (a) initial legal fees pertaining to the Shares offered for sale; (b) initial SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.
The Expense Agreement provides that the fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated
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Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date. This waiver is not subject to recapture.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “PPA.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
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Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value
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determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024	2023	2022
Per Share Operating Performance:
Net asset value at beginning of year	$121.74	$101.14	$80.29	$72.68	$75.01
Net investment income(a)	0.55	0.62	0.61	0.61	0.44
Net realized and unrealized gain (loss) on investments	45.89	20.61	20.86	7.66	(2.38)
Total from investment operations	46.44	21.23	21.47	8.27	(1.94)
Distributions to shareholders from:
Net investment income	(0.66)	(0.63)	(0.62)	(0.66)	(0.39)
Net asset value at end of year	$167.52	$121.74	$101.14	$80.29	$72.68
Market price at end of year(b)	$167.49	$121.74	$101.16	$80.29	$72.65
Net Asset Value Total Return(c)	38.20%	21.03%	26.87%	11.51%	(2.59)%
Market Price Total Return(c)	38.18%	21.01%	26.90%	11.55%	(2.58)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$8,014,351	$4,714,898	$3,119,161	$1,879,496	$1,456,410
Ratio to average net assets of:
Expenses	0.58%	0.58%	0.57%	0.58%	0.58%
Net investment income	0.35%	0.55%	0.70%	0.80%	0.59%
Portfolio turnover rate(d)	14%	15%	18%	19%	26%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
SPADE® is a registered trademark of SPADE Indexes LLC and has been licensed for use for certain purposes by the Adviser.
There is no relationship between SPADE Indexes and the Adviser other than a license by SPADE Indexes to the Adviser of certain SPADE Indexes trademarks, the SPADE® Defense Index and trade names for use by the Adviser. Such trademarks, trade names and the SPADE® Defense Index have been created and developed by SPADE Indexes without regard to the Adviser, its business, the Invesco Aerospace & Defense ETF and/or any investor. Invesco Aerospace & Defense ETF and its Shares are not sponsored, endorsed, sold or promoted by SPADE Indexes. SPADE Indexes makes no warranty or representation regarding the advisability of purchasing, holding or trading the Invesco Aerospace & Defense ETF or investing in securities generally or in the Invesco Aerospace & Defense ETF particularly or the ability of any data supplied by SPADE Indexes to track general stock market performance. SPADE Indexes’ only relationship to the Adviser is the licensing of certain trademarks and trade names of SPADE Indexes and of the data supplied by SPADE Indexes which is determined, composed and calculated by SPADE Indexes without regard to the Invesco Aerospace & Defense ETF or its Shares. SPADE Indexes has no obligation to take the needs of the Adviser or the shareholders of the Invesco Aerospace & Defense ETF into consideration in determining, composing or calculating the data supplied by SPADE Indexes. SPADE Indexes is not responsible for and has not participated in the determination of the prices of the Shares of the Invesco Aerospace & Defense ETF or the timing of the issuance or sale of such Shares. SPADE Indexes has no obligation or liability in connection with the administration, marketing or trading of the Invesco Aerospace & Defense ETF or its Shares.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the
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market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-PPA-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
IGPT	Invesco AI and Next Gen Software ETF	NYSE Arca, Inc.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco AI and Next Gen Software ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the STOXX World AC NexGen Software Development Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%

Other Expenses	0.07

Total Annual Fund Operating Expenses	0.57

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$58	$183	$318	$713
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 26% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
STOXX Ltd. (“STOXX” or the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is comprised of securities of companies with significant exposure to technologies or products that contribute to future software development through direct revenue. The Underlying Index includes companies that focus on next generation software themes, including in the areas of artificial intelligence (“AI”) and robotics, among others.
To be eligible for inclusion in the Underlying Index, a security must be included in the STOXX World AC Universal All Cap Index, which is a broad, market cap weighted index designed to represent the performance of large-, mid- and small-capitalization companies from developed and emerging markets. A security must also have a free-float market capitalization greater than or equal to €500 million and a three-month median daily trading volume greater than or equal to €1 million. Eligible securities must also derive at least 50% of their revenue from one or more FactSet Revere Business Industry Classification System (“RBICS”) subsectors associated with future software development, as identified by the Index Provider. Securities that meet all of these criteria are then ranked by free-float market capitalization, and if there are more than 100 securities, the top 100 are selected for inclusion in the Underlying Index. The
Underlying Index may include securities of U.S. and non-U.S. companies, including foreign and emerging markets companies.
Securities in the Underlying Index are weighted proportionally to their free-float market capitalization multiplied by their aggregate revenue exposure to the applicable FactSet RBICs subsectors (i.e., the percentage of revenue derived from the applicable subsectors). Individual constituent weights are capped such that (i) the aggregate weight of all constituents with weights greater than 4.5% of the Underlying Index may not exceed 45% of the Underlying Index, and (ii) no single constituent weight may exceed 8% of the Underlying Index. Any excess weight is redistributed to the other constituents of the Underlying Index.
The Underlying Index may include securities of companies of any market capitalization, including small- and mid-capitalization companies. As of June 30, 2026, the Underlying Index was comprised of 100 constituents with market capitalizations ranging from $3.2 billion to $4.8 trillion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
The Fund is “non-diversified” and therefore is not required to meet certain diversification requirements under the  Investment Company Act of 1940, as amended (the “1940 Act”).
In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of companies engaged in artificial intelligence- and software-related industries, and in derivatives and other investments that have economic characteristics similar to securities of companies engaged in artificial intelligence- and software-related industries (the “80% investment policy”). For purposes of the 80% investment policy, the Fund considers the components of the Underlying Index to be securities of companies engaged in artificial intelligence- and software-related industries.
Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of April 30, 2026, the Fund had significant exposure to the semiconductors and software industries. The Fund’s portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
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During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Semiconductors Industry Risk. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the semiconductors industry. Competitive pressures, intense competition, aggressive pricing, technological developments, changing demand, research and development costs, fluctuations in the availability and price of components and product obsolescence can significantly affect companies operating in the semiconductors industry. Semiconductor companies depend significantly on third-party suppliers and the availability of raw materials and may be adversely affected by supply chain disruptions, which may further impact industries that rely on semiconductor equipment. Additionally, the potential imposition and lack of resolution of trade tariffs may hinder the ability of semiconductor companies to successfully deploy their inventories. Companies in this industry may also face increased risk from trade agreements between countries that develop semiconductor technologies and the countries in which customers of these technologies are based. Semiconductor companies are vulnerable to wide fluctuations in securities prices due to such global circumstances and may be negatively impacted as a result.
Software Industry Risk. Technological developments, fixed-rate pricing and the ability to attract and retain skilled employees can significantly affect companies operating in the software industry. Changing domestic and international demand, research and development costs and product obsolescence can affect the profitability of software companies. Software company stocks may experience substantial fluctuations in market price.
Artificial Intelligence Companies Risk. The Fund invests in companies that are involved in various aspects of AI technology and, as such, is particularly sensitive to risks of those types of companies. These risks include, but are not limited to, small or limited markets for such securities, changes in business cycles, world economic growth, technological progress, rapid obsolescence, and government regulation. Such companies may have limited product lines, markets, financial resources or personnel. Securities of such companies, especially smaller, start-up companies, tend to be more volatile than securities of companies that do not rely heavily on technology. Rapid change to technologies that affect a company’s products could have a material adverse effect on such company’s operating results. Artificial intelligence companies also are potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. Additionally, AI technology could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. Companies that are extensively involved in AI technology also may rely heavily on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by these companies to protect their proprietary rights will be adequate to prevent the misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology. Such companies may engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful.
Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of possible seizure, expropriation, nationalization, political or social instability, changes in economic or taxation policies or other adverse political or economic developments (in which the Fund could lose its entire investment in a certain market) and the difficulty of enforcing obligations in other countries, including the possible adoption of foreign governmental restrictions such as exchange controls. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. To the extent the Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns, unless the Fund has hedged its foreign currency exposure. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, may not always be successful. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls, and may therefore be more susceptible to fraud or corruption. There may be less public information available about foreign companies than U.S. companies, making it difficult to evaluate those foreign companies.
From time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. government identifies as state sponsors of terrorism or is subject to sanctions.
Emerging Markets Investment Risk. Investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Emerging markets usually are
2

subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably, and the ability to bring and enforce actions, or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information. In addition, lack of relevant data and reliable public information, including financial information, about securities in emerging markets may contribute to incorrect weightings and data and computational errors when the Index Provider selects securities for inclusion in the Underlying Index or rebalances the Underlying Index.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all.
Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Valuation Time Risk. Because foreign exchanges may be open on days when the Fund does not price its Shares, the value of the non-U.S. securities in the Fund’s portfolio may change on days when investors will not be able to purchase or sell the Fund’s Shares. As a result, trading spreads and the resulting premium or discount on the Fund’s Shares may widen, and, therefore, increase the difference between the market price of the Fund’s Shares and the NAV of such Shares.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be
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required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser, Invesco Capital Management LLC (the “Adviser”), seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	74.17%
Best Quarter	June 30, 2020	33.54%
Worst Quarter	June 30, 2022	-18.44%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	6/23/2005	31.87%	4.67%	16.42%
Return After Taxes on Distributions		31.85	4.19	16.15
Return After Taxes on Distributions and Sale of Fund Shares		18.88	3.43	13.92

STOXX World AC NexGen Software Development Index (reflects no deduction for fees, expenses or taxes)[1]		32.45	—	—

Blended - Invesco AI and Next Gen Software Benchmark (reflects no deduction for fees, expenses or taxes)[2]		32.45	4.93	16.95

NASDAQ® Composite Index (reflects no deduction for fees, expenses or taxes)		21.14	13.35	17.66

S&P Composite 1500® Software & Services Index (reflects no deduction for fees, expenses or taxes)		9.61	12.23	18.32

1
Prior to its commencement date of June 26, 2023, performance for the Underlying Index is not available.
2
The Blended-Invesco AI and Next Gen Software Benchmark reflects the performance of the Dynamic Software Intellidex® Index, the previous underlying index, through August 25, 2023, and the Underlying Index thereafter.
After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	June 2007

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	August 2008

Faiz Syed	Portfolio Manager of the Adviser	July 2026

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or
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multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in securities of companies engaged in artificial intelligence- and software-related industries. The Fund considers the components of the Underlying Index to be such investments. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
STOXX World AC NexGen Software Development Index
The Underlying Index is comprised of securities of companies with significant exposure to technologies or products that contribute to future software development through direct revenue. The Underlying Index includes companies that focus on next generation software themes, including in the areas of artificial intelligence (“AI”) and robotics, among others.
To be eligible for inclusion in the Underlying Index, a security must be included in the STOXX World AC Universal All Cap Index—a broad, market cap weighted index designed to represent the performance of large-, mid- and small-capitalization companies from developed and emerging markets. A security must also have a free-float market capitalization greater than or equal to €500 million and a three-month median daily trading volume greater than or equal to €1 million. Eligible securities must also derive at least 50% of their revenue from one or more FactSet RBICS subsectors associated with future software development, as identified by the Index Provider. Securities that meet all of these criteria are then ranked by free-float market capitalization, and if there are more than 100 securities, the top 100 are selected for inclusion in the Underlying Index.
Securities in the Underlying Index are weighted proportionally to their free-float market capitalization multiplied by their aggregate revenue exposure to the applicable FactSet RBICs subsectors (i.e., the percentage of revenue derived from the applicable subsectors). Individual constituent weights are capped such that (i) the aggregate weight of all constituents with weights greater than 4.5% of the Underlying Index may not exceed 45% of the Underlying Index, and (ii) no single constituent weight may exceed 8% of the Underlying Index. Any excess weight is redistributed to the other constituents of the Underlying Index not already subject to capping
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under these rules, proportionally to their current weight in the Underlying Index. The Underlying Index is rebalanced after the close of trading on the third Friday of March, June, September and December. The composition of the Underlying Index is reviewed annually in June.
The Fund is rebalanced in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Semiconductors Industry Risk. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the semiconductors industry. The semiconductors industry is characterized by rapid technological change, cyclical market patterns, significant price erosion, periods of over-capacity and production shortages, changing demand, variations in manufacturing costs and yields and significant expenditures for capital equipment and product development. In the past, business conditions in this industry have changed rapidly from periods of strong demand to periods of weak demand. Companies in the semiconductor industry may face intense competition, both domestically and internationally, including from subsidized foreign competitors with lower production costs, and such competition may have an adverse effect on their profit margins.
Global events, such as widespread epidemics or pandemics, may impair the manufacturing output of semiconductor equipment and may disrupt supply chains for industries that rely on such equipment. Semiconductor companies are vulnerable to wide fluctuations in securities prices due to such global circumstances and may be negatively impacted as a result, and it is unknown how long such conditions will persist. Any future downturn in the industry could harm the business and operating results of semiconductor companies. Semiconductor companies typically face high capital costs and such companies may need additional financing, which may be difficult to
6

obtain. Semiconductor companies’ supply chains and operations are dependent on the availability of materials that meet exacting standards and the use of third parties to provide components and services. Semiconductor companies may rely on a limited number of suppliers, or upon suppliers in a single location, for certain materials, equipment or tools. Finding and qualifying alternate or additional suppliers can be a lengthy process that can cause production delays or impose unforeseen costs, and such alternatives may not be available at all.
Many semiconductor companies may not successfully introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products, and failure to do so could have a material adverse effect on their business, results of operations and financial condition. Semiconductor design and process methodologies are subject to rapid technological change requiring large expenditures for research and development in order to improve product performance and increase manufacturing yields. Current technology is likely to become obsolete at some point in the future, and due to intense competition this could potentially occur rapidly. Semiconductor companies rely on a combination of patents, trade secret laws and contractual provisions to protect their technologies. The process of seeking patent protection can be long and expensive. In addition, the semiconductors industry is characterized by frequent litigation regarding patent and other intellectual property rights, which may require semiconductor companies to defend against competitors’ assertions of intellectual property infringement or misappropriation. Semiconductor companies may be adversely affected by loss or impairment of intellectual property rights. While the U.S. remains the global leader in semiconductor design and development, a majority of semiconductor chip manufacturing now occurs in Asia. Additionally, the potential imposition and lack of resolution of trade tariffs may hinder the ability of semiconductor companies to successfully deploy their inventories. Companies in the industry may also face increased risk from trade agreements between countries that develop semiconductor technologies and the countries in which customers of these technologies are based. Recently, the U.S. government has considered the relative lack of domestic production of semiconductor equipment to be a potential national security risk, and it is possible that the industry may be subject to future government scrutiny. Certain companies in the industry may be restricted from operating in certain markets due to the sensitive nature of these technologies.
Software Industry Risk. Various factors may significantly affect the software industry, such as technological developments, fixed-rate pricing and the ability to attract and retain skilled employees. Changing domestic and international demand, research and development costs and product obsolescence can affect the profitability of software companies. Software company stocks may experience substantial fluctuations in market price.
The market for software products is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of software and services companies depends substantially on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting a company’s products or in the market for products based on a particular technology could have a material adverse effect on the company’s operating results. Furthermore, there can be no assurance that the software companies will be able to respond in a timely manner to compete in the rapidly developing marketplace. Software companies may additionally face increased government scrutiny and may be subject to adverse government action or regulation.
Many software companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by software companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not develop technologies independently that substantially are equivalent or superior to such companies’ technology. The loss or impairment of these intellectual property rights may adversely affect software companies’ profitability.
Artificial Intelligence Companies Risk. The Fund invests in companies that are involved in various aspects of AI technology and, as such, is particularly sensitive to risks of those types of companies. These risks include, but are not limited to, small or limited markets for such securities, changes in business cycles, world economic growth, technological progress, rapid obsolescence, and government regulation. Such companies may have limited product lines, markets, financial resources or personnel. Securities of such companies, especially smaller, start-up companies, tend to be more volatile than securities of companies that do not rely heavily on technology. Rapid change to technologies that affect a company’s products could have a material adverse effect on such company’s operating results. Artificial intelligence companies also are potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. Additionally, AI technology could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. The collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. Artificial intelligence companies may face regulatory fines and penalties, including potential forced break-ups, that could hinder the ability of the companies to operate on an ongoing basis. Artificial intelligence companies typically engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful. Companies that are extensively involved in AI technology also may rely heavily on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by these companies to protect their proprietary rights will be adequate to prevent the misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology. Such companies may engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful.
Foreign and Emerging Markets Investment Risk. Investments in foreign securities involve risks that are beyond those associated with investments in U.S. securities, and investments in securities of issuers in emerging market countries involve risks not often associated with investments in securities of issuers in developed countries. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign and emerging market securities. Foreign and emerging markets may have greater concentration in a few industries, resulting in greater vulnerability to regional and global trade conditions. Emerging market countries may also have higher rates of inflation or deflation and more rapid and extreme fluctuations in inflation rates and greater sensitivity to interest rate changes. Issuers in emerging markets also may have relatively low market liquidity, decreased publicly available and less reliable information, and inconsistent and less stringent regulatory, disclosure, accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to issuers in more developed markets. As a result, the nature and quality of such information may vary. The ability to conduct adequate due diligence in emerging markets may be limited. In addition, certain emerging market countries may impose material limitations on Public Company Accounting Oversight Board (“PCAOB”) inspection, investigation and enforcement capabilities which can hinder the PCAOB’s ability to engage in independent oversight or inspection of accounting firms located in or operating in certain emerging markets. There is no guarantee
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that the quality of financial reporting or the audits conducted by audit firms of emerging market issuers meet PCAOB standards.
Foreign and emerging market securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign and emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. Emerging markets are subject to greater market volatility, lower trading volume, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. The ability to bring and enforce actions in emerging market countries, or to obtain information needed to pursue or enforce such actions, may be limited, and shareholder claims may be difficult or impossible to pursue. In addition, the taxation systems at the federal, regional and local levels in emerging market countries may be less transparent and inconsistently enforced, and subject to sudden change. Emerging market countries may have a higher degree of corruption and fraud than developed market countries, as well as counterparties and financial institutions with less financial sophistication, creditworthiness and/or resources. Investments in emerging market securities may also be subject to delays in settlement procedures, unexpected market closures, and lack of timely information. Lack of relevant data and reliable public information, including financial information, about securities in emerging markets may contribute to incorrect weightings and data and computational errors when the Index Provider selects securities for inclusion in the Underlying Index or rebalances the Underlying Index.
Each country has different laws specific to that country that impact investments, which may increase the risks to which investors are subject. Country-specific rules or legislation addressing investment-related transactions may inhibit or prevent certain transactions from transpiring in a particular country.
From time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance.
Furthermore, foreign exchanges and broker-dealers generally are subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades. Depositary receipts also involve substantially identical risks to those associated with investments in foreign securities. Additionally, the issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, have no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. In addition, investors might seek to trade Fund shares based on their knowledge or understanding of the value of smaller company securities (this is sometimes referred to as “price arbitrage”), which could interfere with the efficient management of the Fund. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all. The relative sizes of companies may change over time as the securities market changes, and the Fund is not required to sell the securities of companies whose market capitalizations have grown or decreased due to market fluctuations.
Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
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Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Valuation Time Risk. Because foreign exchanges may be open on days when the Fund does not price its Shares, the value of the non-U.S. securities in the Fund’s portfolio may change on days when investors are not be able to purchase or sell the Fund’s Shares. As a result, trading spreads and the resulting premium or discount on the Fund’s Shares may widen, and, therefore, increase the difference between the market price of the Fund’s Shares and the NAV of such Shares.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although
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Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to securities of companies engaged in artificial intelligence- and software-related industries and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade
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and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying
Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit
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Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the
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secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA, Michael Jeanette and Faiz Syed (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since June 2007. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2008. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
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Faiz Syed, Portfolio Manager of the Adviser, has been responsible for the management of the Fund and other funds in the Invesco family of ETFs since July 2026. He has been associated with the Adviser since 2022. Mr. Syed earned his Master’s degree from the University of Illinois Chicago in 2022. Prior to joining the Adviser, he worked at Morningstar from 2019 to 2021.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser for its services an annual fee equal to 0.50% of its average daily net assets (the “Advisory Fee”).
The Fund is responsible for all of its own expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to the Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust or the Adviser and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) on behalf of the Fund pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, licensing fees, offering costs (as defined below), brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of its average daily net assets per year (the “Expense Cap”), at least until August 31, 2028.
The offering costs excluded from the Expense Cap for the Fund are: (a) initial legal fees pertaining to the Shares offered for sale; (b) initial SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.
The Expense Agreement provides that the fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the
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lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date. This waiver is not subject to recapture.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “IGPT.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all
Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in
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additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The
Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold
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at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024(a)	2023(a)	2022(a)
Per Share Operating Performance:
Net asset value at beginning of year	$40.73	$41.94	$32.27	$32.95	$54.43
Net investment income (loss)(b)	(0.03)	(0.02)	(0.08)	0.38	0.21 (c)
Net realized and unrealized gain (loss) on investments	36.79	(1.19)	9.75	(0.63)	(19.04)
Total from investment operations	36.76	(1.21)	9.67	(0.25)	(18.83)
Distributions to shareholders from:
Net investment income	(0.03)	-	-	(0.43)	(0.24)
Net realized gains	-	-	-	-	(2.41)
Total distributions	(0.03)	-	-	(0.43)	(2.65)
Net asset value at end of year	$77.46	$40.73	$41.94	$32.27	$32.95
Market price at end of year(d)	$77.77	$40.67	$41.93	$32.26	$32.93
Net Asset Value Total Return(e)	90.27%	(2.88)%	29.97%	(0.71)%	(35.58)%
Market Price Total Return(e)	91.31%	(3.00)%	29.97%	(0.67)%	(35.59)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$875,308	$382,044	$275,566	$180,058	$240,238
Ratio to average net assets of:
Expenses, after Waivers	0.57%	0.56%	0.58%	0.63%	0.56%
Expenses, prior to Waivers	0.57%	0.56%	0.58%	0.64%	0.56%
Net investment income (loss)	(0.05)%	(0.05)%	(0.22)%	1.18%	0.44%(c)
Portfolio turnover rate(f)	26%	18%	143%	190%	209%

(a)	Per share amounts have been adjusted to reflect a three-for-one stock split effective after the close of business on July 14, 2023.
(b)	Based on average shares outstanding.
(c)
Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $(0.36) and (0.26)%, respectively.

(d)	The mean between the last bid and ask prices.
(e)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)
Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2024, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
STOXX Ltd., Deutsche Börse Group and their licensors, research partners or data providers have no relationship to the Adviser, other than the licensing of the Underlying Index and the related trademarks for use in connection with the Fund.
STOXX, Deutsche Börse Group and their licensors, research partners or data providers do not: (i) sponsor, endorse, sell or promote the Fund; (ii) recommend that any person invest in the Fund or any other securities; (iii) have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Fund; (iv) have any responsibility or liability for the administration, management or marketing of the Fund; (v) consider the needs of the Fund or the owners of the Fund’s shares in determining, composing or calculating the Underlying Index or have any obligation to do so.
STOXX, Deutsche Börse Group and their licensors, research partners or data providers give no warranty, and exclude any liability (whether in negligence or otherwise), in connection with the Fund or its performance.
STOXX does not assume any contractual relationship with the purchasers of the Fund’s shares or any other third parties.
Specifically, STOXX, Deutsche Börse Group and their licensors, research partners or data providers do not give any warranty, express or implied, and exclude any liability about: (i) the results to be obtained by the Fund, the owners of the Fund’s shares or any other person in connection with the use of the Underlying Index and the data included in the Underlying Index; (ii) the accuracy, timeliness, and completeness of the Underlying Index and its data; (iii) the merchantability and the fitness for a particular purpose or use of the Underlying Index and its data; (iv) the performance of the Fund generally.
STOXX, Deutsche Börse Group and their licensors, research partners or data providers give no warranty and exclude any liability, for any errors, omissions or interruptions in the Underlying Index or its data. Under no circumstances will STOXX, Deutsche Börse Group or their licensors, research partners or data providers be liable (whether in negligence or otherwise) for any lost profits or indirect, punitive, special or consequential damages or losses, arising as a result of such errors, omissions or interruptions in the Underlying Index or its data or generally in relation to the Fund, even in circumstances where STOXX, Deutsche Börse Group or their licensors, research partners or data providers are aware that such loss or damage may occur.
The licensing agreement between the Adviser and STOXX is solely for their benefit and not for the benefit of the owners of the Fund’s shares or any other third parties.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their
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accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-IGPT-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
PBE	Invesco Biotechnology & Genome ETF	NYSE Arca, Inc.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco Biotechnology & Genome ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the Dynamic Biotech & Genome Intellidex® Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%

Other Expenses	0.09

Total Annual Fund Operating Expenses	0.59

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$60	$189	$329	$738
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 103% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (“ICE Data” or the “Index Provider”) compiles and maintains the Underlying Index, which is composed of common stocks of 30 U.S. biotechnology and genome companies. These companies are engaged principally in the research, development, manufacture and marketing and distribution of various biotechnological products, services and processes, and are companies that benefit significantly from scientific and technological advances in biotechnology and genetic engineering and research. These companies may include biopharmaceutical companies that actively participate in the research and development, animal testing and partial human testing phases of drug development, typically using biotechnological techniques that require the use of living organisms, cells and/or components of cells; outsourced services companies that utilize drug delivery technologies in the development of therapeutics for the biopharmaceutical industry or provide biopharmaceutical companies with novel biological targets and drug leads, and scientific products such as bio-analytical instruments, reagents, and chemicals.
As of June 30, 2026, the Underlying Index was comprised of 30 constituents with market capitalizations ranging from $688.3 million to $195.0 billion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
The Fund is “non-diversified” and therefore is not required to meet certain diversification requirements under the  Investment Company Act of 1940, as amended (the “1940 Act”).
In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of companies engaged in biotechnology- and genome-related industries, and in derivatives and other investments that have economic characteristics similar to securities of companies engaged in biotechnology- and genome-related industries (the “80% investment policy”). For purposes of the 80% investment policy, the Fund considers the components of the Underlying Index to be securities of companies engaged in biotechnology- and genome-related industries.
Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of April 30, 2026, the Fund had significant exposure to the biotechnology and genome industry. The Fund’s portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to
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approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Biotechnology and Genome Industry Risk. The biotechnology and genome industry can be significantly affected by patent considerations, including the termination or impairment of patent protections for products, intense competition both domestically and internationally, rapid technological change and obsolescence, government regulation and expensive insurance costs due to the risk of product liability lawsuits. In addition, the biotechnology and genome industry is an emerging growth industry, and therefore biotechnology and genome companies may be thinly capitalized and more volatile than companies with greater capitalizations. Biotechnology and genome companies must contend with high development costs, which may be exacerbated by the inability to raise prices to cover costs because of managed care pressure, government regulation, competitive forces, or price controls. The results of research and development costs associated with developing new products are unpredictable and may not necessarily lead to commercially successful products.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements.
Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all.
Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize the realization of capital gains to the extent possible.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the
2

Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser, Invesco Capital Management LLC (the “Adviser”), seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	10.36%
Best Quarter	June 30, 2020	25.29%
Worst Quarter	March 31, 2016	-24.27%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	6/23/2005	24.70%	3.44%	5.20%
Return After Taxes on Distributions		24.27	3.36	5.12
Return After Taxes on Distributions and Sale of Fund Shares		14.71	2.64	4.12

Dynamic Biotech & Genome Intellidex® Index (reflects no deduction for fees, expenses or taxes)		25.26	4.00	5.60

S&P 500® Index (reflects no deduction for fees, expenses or taxes)		17.88	14.42	14.82

S&P Composite 1500® Biotechnology Index (reflects no deduction for fees, expenses or taxes)		25.25	10.50	7.58

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	June 2007

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	August 2008

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Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in securities of companies engaged in biotechnology- and genome-related industries. The Fund considers the components of the Underlying Index to be such investments. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
Dynamic Biotech & Genome Intellidex® Index
The Underlying Index is composed of stocks of 30 U.S. companies involved in the biotechnology and genome industry.
ICE Data evaluates the 2,000 largest U.S. stocks (by market capitalization) traded on the New York Stock Exchange (“NYSE”), NYSE American and The Nasdaq Stock Market. ICE Data ranks the stocks for investment potential based on a score (“Model Score”) developed from ICE Data’s proprietary Intellidex® model. ICE Data defines the universe of companies eligible for the Underlying Index using the FactSet Revere Hierarchy provided by FactSet Research Systems Inc. to help identify those companies that have significant operations in the specified industry group (the “Industry Group Universe”). ICE Data further divides stocks within the Industry Group Universe into two market capitalization groups, larger and smaller (the “Sub-Groups”). ICE Data splits stocks in the Industry Group Universe into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller stocks are included in the bottom four quintiles. Within the Industry Group Universe, ICE Data selects a defined number of the top-ranked larger and smaller stocks for inclusion in the Underlying Index and the stocks are equally weighted within their Sub-Groups. ICE Data predetermines the number of stocks selected from the Industry Group Universe as follows:
(a) The Underlying Index includes 30 stocks from the Industry Group Universe based on their Model Scores as follows:
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i. ICE Data selects eight stocks with the best Model Scores in the larger market capitalization Sub-Group for inclusion in the Underlying Index, which collectively receive 40% of the total Underlying Index weight (each larger stock receives on average 5% of the weight of the Underlying Index).
ii. ICE Data selects 22 stocks with the best Model Scores in the relatively smaller market capitalization Sub-Group for inclusion in the Underlying Index, which collectively receive 60% of the total Underlying Index weight (each smaller stock receives on average 2.73% of the weight of the Underlying Index).
(b) In the event that the Industry Group Universe consists of less than 50 stocks at the time of a quarterly rebalance, ICE Data selects the 30 component stocks with the best Model Scores in the Industry Group Universe, and determines the weighting for the 30 stocks as follows:
i. The eight largest stocks by market capitalization collectively receive 40% of the total Underlying Index weight (each of the eight largest stocks receives on average 5%).
ii. The other 22 relatively smaller stocks collectively receive 60% of the total Underlying Index weight (each of the 22 smaller stocks receives on average 2.73%).
The Underlying Index is rebalanced quarterly at the open of trading on the third business day following the last Friday of February, May, August and November. The Fund is rebalanced in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the
U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Biotechnology and Genome Industry Risk. Certain factors can affect the biotechnology and genome industry significantly, including patent considerations, the termination or impairment of patent protections for products, intense domestic and international competition, rapid technological change and obsolescence, government
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regulation and expensive insurance costs due to the risk of product liability lawsuits. In addition, the biotechnology and genome industry is an emerging growth industry, and therefore biotechnology and genome companies may be capitalized thinly and may be more volatile than companies with greater capitalizations. Biotechnology and genome companies may depend on a limited number of products, may have persistent losses during a new product’s transition from development to production, and their revenue patterns may be erratic. Biotechnology and genome companies also must contend with high development costs, which may be exacerbated by their inability to raise prices to cover costs because of managed care pressure, government regulation or price controls. The results of research and development costs associated with developing new products are unpredictable and may not necessarily lead to commercially successful products. The biotechnology and genome industry is also subject to rapid and significant technological change and competitive forces that may make drugs, products, or technologies obsolete or make it difficult to raise prices, and may result in price discounting. Moreover, stock prices of biotechnology and genome companies are volatile, particularly when their products are up for regulatory approval or under regulatory scrutiny. Companies involved in this industry also may be subject to extensive government regulations by the FDA, the Environmental Protection Agency and the United States Department of Agriculture. These regulations may affect and significantly limit a biotechnology and genome company’s research, product development and approval of products.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. In addition, investors might seek to trade Fund shares based on their knowledge or understanding of the value of smaller company securities (this is sometimes referred to as “price arbitrage”), which could interfere with the efficient management of the Fund. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all. The relative sizes of companies may change over time as the securities market changes, and the Fund is not required to sell the securities of companies whose market capitalizations have grown or decreased due to market fluctuations.
Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed
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non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index, which may result in a high portfolio turnover rate. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize the realization of capital gains to the extent possible.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
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Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to securities of companies engaged in biotechnology- and genome-related industries and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the NYSE is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such
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cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over the Counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly
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disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Portfolio Size Risk. Pursuant to its methodology, the Underlying Index may be composed of a relatively small number of individual securities. Therefore, in seeking to track the returns of the Underlying Index, the Fund typically will hold a similarly small number of securities. To the extent that a significant portion of the Fund’s total assets is invested in a limited number of securities, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund’s NAV than it would if the Fund invested in a greater number of securities.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its
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shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since June 2007. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2008. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser for its services an annual fee equal to 0.50% of its average daily net assets (the “Advisory Fee”).
The Fund is responsible for all of its own expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to the Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust or the Adviser and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) on behalf of the Fund pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, licensing fees, offering costs (as defined below), brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of its average daily net assets per year (the “Expense Cap”), at least until August 31, 2028.
The offering costs excluded from the Expense Cap for the Fund are: (a) initial legal fees pertaining to the Shares offered for sale; (b) initial SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.
The Expense Agreement provides that the fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date. This waiver is not subject to recapture.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although
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Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “PBE.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its
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own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024	2023	2022
Per Share Operating Performance:
Net asset value at beginning of year	$62.33	$60.84	$62.60	$56.27	$75.35
Net investment income (loss)(a)	0.10	(0.06)	(0.10)	(0.06)	(0.10)
Net realized and unrealized gain (loss) on investments	17.98	1.59	(1.62)	6.39	(18.98)
Total from investment operations	18.08	1.53	(1.72)	6.33	(19.08)
Distributions to shareholders from:
Net investment income	(0.87)	(0.04)	(0.04)	-	-
Net asset value at end of year	$79.54	$62.33	$60.84	$62.60	$56.27
Market price at end of year(b)	$79.52	$62.31	$60.87	$62.59	$56.24
Net Asset Value Total Return(c)	29.08%	2.51%	(2.75)%	11.25%	(25.32)%
Market Price Total Return(c)	29.09%	2.43%	(2.69)%	11.29%	(25.32)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$247,382	$221,284	$245,805	$251,657	$208,191
Ratio to average net assets of:
Expenses	0.59%	0.58%	0.58%	0.58%	0.57%
Net investment income (loss)	0.13%	(0.10)%	(0.15)%	(0.10)%	(0.14)%
Portfolio turnover rate(d)	103%	94%	109%	71%	121%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
Source ICE Data Indices, LLC (“ICE Data”), is used with permission. “ICE®” and “Intellidex®“ are trademarks of ICE Data or its affiliates. These trademarks have been licensed, along with the Underlying Index for use by Invesco Capital Management LLC in connection with the Fund. Neither Invesco Capital Management LLC, the Trust, nor the Fund, as applicable, is sponsored, endorsed, sold or promoted by ICE Data, its affiliates or its third-party suppliers (“ICE Data and its Suppliers”). ICE Data and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in the Fund particularly, the Trust or the ability of the Underlying Index to track general stock market performance. ICE Data’s only relationship to Invesco Capital Management LLC is the licensing of certain trademarks and trade names and the Underlying Index or components thereof. The Underlying Index is determined, composed and calculated by ICE Data without regard to Invesco Capital Management LLC or the Fund or its holders. ICE Data has no obligation to take the needs of Invesco Capital Management LLC or the holders of the Fund into consideration in determining, composing or calculating the Underlying Index. ICE Data is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by ICE Data is general in nature and not tailored to the needs of Invesco Capital Management LLC or any other person, entity or group of persons. ICE Data has no obligation or liability in connection with the administration, marketing, or trading of the Fund. ICE Data is not an investment advisor. Inclusion of a security within an index is not a recommendation by ICE Data to buy, sell, or hold such security, nor is it considered to be investment advice.
ICE DATA AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE UNDERLYING INDEX, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). ICE DATA AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE UNDERLYING INDEX AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other
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shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-PBE-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
UPGD	Invesco Bloomberg Analyst Rating Improvers ETF	NYSE Arca, Inc.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco Bloomberg Analyst Rating Improvers ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the Bloomberg ANR Improvers Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%

Other Expenses	None

Total Annual Fund Operating Expenses	0.40

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$41	$128	$224	$505
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 170% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
 Bloomberg Index Services Limited (the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is comprised of large- and mid-cap U.S. equity securities with the most improved consensus ratings based on data from Bloomberg Analyst Recommendations (“ANR”), an affiliate of the Index Provider. The Index Provider aims to select the 50 companies with the most improved consensus ratings over the previous 12 months.
To be eligible for inclusion in the Underlying Index, a security must be included in the Bloomberg US Large Mid Universe, which is a float market-cap-weighted equity benchmark that covers 85% of the market cap of the U.S. equity market. Eligible security types include all listed equities, real estate investment trusts (“REITs”), and certain business development companies (“BDCs”). The Underlying Index excludes securities that do not have sufficient trading volume or analyst ratings. A security must have greater than 10 analysts covering it to be eligible for inclusion in the Underlying Index. The Index Provider collects recommendations by equity research analysts for various financial institutions to build a proprietary “ANR” score for each company. Using a scale of 1 to 5 (where 1 indicates a strong sell rating and 5 indicates a strong buy rating), the Index Provider determines a consensus rating for each security that represents the average rating of all analysts who updated their recommendation for that security within the last 12 months. To be eligible for inclusion in the Underlying Index, a security must have a consensus rating of less than 4 and greater than 1. Securities that do not have gross margin or net profit margin data for the previous 5 years or that do not have a consensus rating from either 6 or 12 months prior are also excluded.
Securities that satisfy this eligibility criteria are then assigned an “ANR Improvers Score” by the Index Provider. The ANR Improvers Score is equal to the combined improvement in consensus rating over the previous 6 months and the previous 12 months. The 50 companies with the highest ANR Improvers Scores are included in the Underlying Index.
Upon completion of the screening process, the Underlying Index components are equally weighted.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
As of June 30, 2026, the Underlying Index was comprised of 50 constituents with market capitalizations ranging from $6.2 billion to $1.6 trillion.
In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the components of the Underlying Index and in derivatives and other investments that have economic characteristics similar to the components of the Underlying Index (the “80% investment policy”).
Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of April 30, 2026, the Fund had significant exposure to the industrials sector. The Fund’s portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security
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unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies typically involves greater risk than is associated with investing in securities of larger, more established companies. Mid-capitalization companies’ securities may be more volatile and less liquid than those of larger, more established companies and may have returns that vary, sometimes significantly, from the overall securities market. Mid-capitalization companies may have less experienced management, more limited product and market diversification, and fewer financial resources compared to larger capitalization companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
REIT Risk. Real estate investment trusts (“REITs”) are pooled investment vehicles that trade like stocks and invest substantially all of their assets in real estate, and may qualify for special tax considerations. REITs are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. Further, failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the REIT’s shareholders. In addition, REITs may have expenses, including advisory and administration expenses, and REIT shareholders will incur a proportionate share of the underlying expenses.
Investments in BDCs Risk. The 1940 Act imposes certain restraints upon the operations of a BDC. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. Additionally, a BDC may incur indebtedness only in amounts such that the BDC’s asset coverage equals at least 200% after such incurrence. These limitations on asset mix and leverage may prohibit the way that the BDC raises capital. BDCs generally invest in less mature private companies, which involve greater risk than well established, publicly-traded companies.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Industrials Sector Risk. Changes in government regulation, world events and economic conditions may adversely affect companies in the industrials sector. In addition, these companies are at risk for environmental and product liability damage claims. Industrial companies also may be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, trade disputes, supply chain and distribution disruptions, cyberattacks, increased competition, depletion of resources, obsolescence due to rapid technological developments and frequent new product introduction, consolidation, excess capacity, consumer preferences and spending trends, overall capital spending levels, business cycle fluctuations, labor relations and changes in the supply of and demand for their specific products or services or for industrials sector products in general.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
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Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize the realization of capital gains to the extent possible.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser, Invesco Capital Management LLC (the “Adviser”), seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
The Fund is the successor to the investment performance of the Guggenheim Raymond James SB-1 Equity ETF (the “Predecessor Fund”) as a result of the reorganization of the Predecessor Fund into the Fund, which was consummated after the close of business on May 18, 2018. Accordingly, the performance information shown below for periods ending on or prior to May 18, 2018 is that of the Predecessor Fund.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	10.70%
Best Quarter	June 30, 2020	35.83%
Worst Quarter	March 31, 2020	-40.38%
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Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	5/19/2006	8.73%	8.99%	9.56%
Return After Taxes on Distributions		8.24	8.67	9.27
Return After Taxes on Distributions and Sale of Fund Shares		5.44	7.05	7.78

Bloomberg ANR Improvers Index (reflects no deduction for fees, expenses or taxes)[1]		9.21	—	—

Blended - Invesco Bloomberg Analyst Rating Improvers ETF Benchmark (reflects no deduction for fees, expenses or taxes)[2]		9.21	9.50	10.21

Russell 3000® Index (reflects no deduction for fees, expenses or taxes)		17.15	13.15	14.29

S&P MidCap 400® Index (reflects no deduction for fees, expenses or taxes)		7.50	9.12	10.72

1
Prior to its commencement date of December 5, 2023, performance for the Underlying Index is not available.
2
The Blended-Invesco Bloomberg Analyst Rating Improvers ETF Benchmark reflects the performance of the Raymond James SB-1 Equity Index, the previous underlying index, through March 22, 2024, and the Underlying Index thereafter.
After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	May 2018

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	May 2018

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
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At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in the components of the Underlying Index. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
Bloomberg ANR Improvers Index
The Index Provider compiles, maintains and calculates the Underlying Index, which is comprised of large- and mid-cap equity securities with the most improved consensus ratings based on data from ANR, an affiliate of the Index Provider. The Index Provider aims to select the 50 companies with the most improved consensus ratings over the previous 12 months.
To be eligible for inclusion in the Underlying Index, a security must be included in the Bloomberg US Large Mid Universe, which is a float market-cap-weighted equity benchmark that covers 85% of the market cap of the U.S. equity market. Eligible security types include all listed equities, REITs, and certain BDCs. The Underlying Index excludes securities that do not have sufficient trading volume or analyst ratings. Securities must have (i) a minimum 90-day average daily value traded of $10 million and (ii) greater than 10 analysts covering it to be eligible for inclusion in the Underlying Index. The Index Provider collects recommendations by equity research analysts for various financial institutions to build a proprietary “ANR” score for each company. Using a scale of 1 to 5 (where 1 indicates a strong sell rating and 5 indicates a strong buy rating), the Index Provider determines a consensus rating for each security that represents the average rating of all analysts who updated their recommendation for that security within the last 12 months. To be eligible for inclusion in the Underlying Index, a security must have a consensus rating of less than 4 and greater than 1. Securities that do not have gross margin or net profit margin data for the previous 5 years or that do not have a consensus rating from either 6 or 12 months prior are also excluded.
Securities that satisfy this eligibility criteria are then assigned an “ANR Improvers Score” by the Index Provider. The ANR Improvers Score is equal to the combined improvement in consensus rating over the previous 6 months and the previous 12 months. The 50 companies with the highest ANR Improvers Scores are included in the Underlying Index.
Upon completion of the screening process, the Underlying Index components are equally weighted.
The Underlying Index is rebalanced quarterly after the close of trading on the second Wednesday of March, June, September and December.
The Fund is rebalanced in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions,
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the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Securities of mid-capitalization companies tend to be more vulnerable to changing market conditions and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and thinly traded (that is, less liquid) than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market.
Often, mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions. In addition, mid-capitalization companies are typically less financially stable than larger, more established companies, and they may depend on a small number of essential personnel, making them more vulnerable to loss of personnel. Mid-capitalization companies also normally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments concerning their products. As such, mid-capitalization companies typically are more likely to be adversely affected than large-capitalization companies by changes in earnings results, business prospects, investor expectations or poor economic or market conditions.
REIT Risk. The REITs in which the Fund may invest will be subject to risks inherent in the direct ownership of real estate. These risks include, among others: fluctuations in the value of the underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; changes in the availability, cost and terms of mortgage funds; increased competition, property taxes, capital expenditures, or operating expenses; and other occurrences, including the impact of changes in environmental laws that may affect the real estate industry. A REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, or the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The value of a REIT can depend on the structure of and cash flow generated by the REIT. In addition, like mutual funds, REITs have expenses, including advisory and administration fees, that their shareholders pay. As a result, an investor may absorb duplicate levels of fees when the Fund invests in REITs. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing the return to the Fund on its investment in such company. Mortgage REITs lend money to developers and owners of properties and invest primarily in mortgages and similar real estate interests. Mortgage REITs receive interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend funds. Credit risk is the risk that the borrower will not be able to make interest and principal payments on the loan to the REIT when they are due. Mortgage REITs also are subject to the risk that the value of mortgaged properties may be less than the amounts owed on the properties. If a mortgage REIT is required to foreclose on a borrower, the amount recovered in connection with the foreclosure may be less than the amount owed to the mortgage REIT. Mortgage REITs are subject to significant interest rate risk. During periods when interest rates are declining, mortgages are often refinanced or prepaid. Refinancing or prepayment of mortgages may reduce the yield of mortgage REITs. When interest rates decline, however, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In addition, rising interest rates generally increase the costs of obtaining financing, which could cause the value of a mortgage REIT’s investments to decline. A REIT’s investment in adjustable rate obligations may react differently to interest rate changes than an investment in fixed rate obligations. As interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

    Mortgage REITs typically use leverage (and in many cases, may be highly leveraged), which increases investment risk and could adversely affect a REIT’s operations and market value in periods of rising interest rates, increased interest rate volatility, downturns in the economy and reductions in the availability of financing or deterioration in the conditions of the REIT’s mortgage-related assets.
Recently, commercial real estate foreclosures have notably increased due to sustained higher interest rates and the marked prevalence of remote work arrangements in the wake of the COVID-19 pandemic, which has resulted in a waning demand for commercial office space. These developments may also adversely affect the price at which companies can sell real estate, because purchasers may not be able to obtain financing on attractive terms or at all. These developments affecting the real estate industry could adversely affect the real estate companies in which the Fund invests.
Investments in BDCs Risk. There are certain risks inherent in investing in BDCs, whose principal business is to invest in and lend capital to privately held companies. The 1940 Act imposes certain restraints upon the operations of a BDC. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one
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year or less. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision. With investments in debt instruments, there is a risk that the issuer may default on its payments or declare bankruptcy. Additionally, a BDC may incur indebtedness only in amounts such that the BDC’s asset coverage equals at least 200% after such incurrence. These limitations on asset mix and leverage may prohibit the way that the BDC raises capital. BDCs generally invest in less mature private companies, which involve greater risk than well-established, publicly-traded companies.
Investments made by BDCs generally are subject to legal and other restrictions on resale and otherwise are less liquid than publicly traded securities. The illiquidity of these investments may make it difficult to sell such investments if the need arises, and if there is a need for a BDC in which the Fund invests to liquidate its portfolio quickly, it may realize a loss on its investments. BDCs may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be disproportionately impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment, which tends to increase volatility and result in higher risk. Since BDCs rely on access to short-term money markets, longer-term capital markets and the bank markets as a significant source of liquidity, to the extent that BDCs are not able to access capital at competitive rates, their ability to implement certain financial strategies will be negatively impacted. Market disruptions, including a downturn in capital markets in general, or a downgrade of the credit rating of a BDC held by the Fund may increase the cost of borrowing to that company, thereby adversely impacting the Fund’s returns. Credit downgrades also may result in requirements on a company to provide additional support in the form of letters of credit or cash or other collateral to various counterparties.
Since many of the assets of BDCs do not have readily ascertainable market values, such assets are most often recorded at fair value, in good faith, in accordance with valuation procedures adopted by such companies. Such determination requires that judgment be applied to the specific facts and circumstances. Due to the absence of a readily ascertainable market value, and because of the inherent uncertainty of fair valuation, fair value of a BDC’s investments may differ significantly from the values that would be reflected if the securities were traded in an established market, potentially resulting in material differences between a BDC’s NAV per share and its market value.
Investment advisers to BDCs may be entitled to compensation based on the BDC’s performance, which may result in riskier or more speculative investments in an effort to maximize incentive compensation and higher fees. In addition, to the extent that the Fund invests a portion of its assets in BDCs, a shareholder in the Fund not only will bear his or her proportionate share of the expenses of the Fund, but also will bear indirectly the expenses of the BDCs.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry, competition for resources, adverse labor relations, political or world events, obsolescence of technologies, and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Industrials Sector Risk. Changes in government regulation, world events and economic conditions may adversely affect the companies in the industrials sector. In addition, these companies are at risk for environmental and product liability damage claims. Industrial companies also may be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, supply chain and distribution disruptions, cyberattacks, increased competition, depletion of resources, obsolescence due to rapid technological developments and frequent new product introduction, consolidation, excess capacity, consumer preferences and spending trends, overall capital spending levels, labor relations and changes in the supply of and demand for their specific products or services or for industrials sector products in general. Furthermore, changes in government spending policies, trade restrictions and tariffs as well as broader geopolitical developments could adversely affect industrials companies.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or
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if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index, which may result in a high portfolio turnover rate. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize the realization of capital gains to the extent possible.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the
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exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to the components of the Underlying Index and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the
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agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance. Interest expenses are excluded from the Fund expenses borne by the Adviser under the unitary management fee.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Portfolio Size Risk. Pursuant to its methodology, the Underlying Index may be composed of a relatively small number of individual securities. Therefore, in seeking to track the returns of the Underlying Index, the Fund typically will hold a similarly small number of securities. To the extent that a significant portion of the Fund’s total assets is invested in a limited number of securities, the appreciation or depreciation of any one security held by the
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Fund may have a greater impact on the Fund’s NAV than it would if the Fund invested in a greater number of securities.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.
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Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since May 2018. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since May 2018. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser an annual management fee equal to 0.40% of its average daily net assets (the “Advisory Fee”).
The Advisory Fee paid by the Fund to the Adviser is an annual unitary management fee. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, Acquired Fund Fees and Expenses, if any, litigation expenses, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “UPGD.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
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Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid annually by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”) and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Additional Considerations for Investments in Real Estate Securities
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Because of “noncash” expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn the Fund, may distribute this excess cash. Such a distribution is classified as a return of capital. Return of capital distributions generally are not taxable to you. Your cost basis in your Shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.
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Dividends paid to shareholders from the Fund’s investments in U.S. REITs generally will not qualify for taxation at long-term capital gain rates applicable to qualified dividend income.
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The Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Fund realizes excess inclusion income in excess of certain threshold amounts.
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Under the Tax Cuts and Jobs Act, “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. The Fund may choose to report the special character of “qualified REIT dividends” to a shareholder, provided both the Fund and the shareholder meet certain holding period requirements with respect to their shares.
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The Fund’s foreign shareholders should see the SAI for a discussion of the risks and special tax consequences to them from a sale of a U.S. real property interest by a REIT in which the Fund invests.
Additional Considerations for Investments in Partnerships
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Taxes, penalties, and interest associated with an audit of a partnership generally are required to be assessed and collected at the partnership level. Therefore, an adverse federal income tax audit of a partnership that the Fund invests in (including MLPs taxed as partnerships) could result in the Fund being required to pay federal income tax. The Fund may have little input in any audit asserted against a partnership and may be contractually or legally obligated to make payments in regard to deficiencies asserted without the ability to put forward an independent defense. Accordingly, even if a partnership in which the Fund invests were to remain classified as a partnership (instead of as a corporation), it could be required to pay additional taxes, interest and penalties as a result of an audit adjustment, and the Fund, as a direct or indirect partner of such partnership, could be required to bear the economic burden of those taxes, interest and penalties, which would reduce the value of Shares.
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Under the Tax Cuts and Jobs Act “qualified publicly traded partnership income” is treated as eligible for a 20% deduction by noncorporate
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taxpayers. The legislation does not contain a provision permitting a RIC, such as the Fund, to pass the special character of this income through to its shareholders. It is uncertain whether a future technical corrections bill or regulations issued by the IRS will address this issue to enable the Fund to pass through the special character of “qualified publicly traded partnership income” to its shareholders.
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Some amounts received by the Fund from the MLPs in which it invests likely will be treated as returns of capital to the Fund because of accelerated deductions available to the MLPs. The receipt of returns of capital from the MLPs in which the Fund invests could cause some or all of the Fund’s distributions to be classified as a return of capital. Return of capital distributions generally are not taxable to you. Your cost basis in your Shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such
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determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024	2023	2022
Per Share Operating Performance:
Net asset value at beginning of year	$68.00	$64.26	$55.23	$56.37	$60.80
Net investment income(a)	1.05	1.91	0.74	0.58	0.38
Net realized and unrealized gain (loss) on investments	9.71	2.71	9.15	(1.33)	(4.48)
Total from investment operations	10.76	4.62	9.89	(0.75)	(4.10)
Distributions to shareholders from:
Net investment income	(1.29)	(0.88)	(0.86)	(0.39)	(0.33)
Net asset value at end of year	$77.47	$68.00	$64.26	$55.23	$56.37
Market price at end of year(b)	$77.43	$67.94	$64.23	$55.22	$56.30
Net Asset Value Total Return(c)	15.89%	7.15%	18.01%	(1.30)%	(6.78)%
Market Price Total Return(c)	15.93%	7.11%	17.97%	(1.19)%	(6.90)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$112,554	$103,554	$110,705	$118,909	$121,354
Ratio to average net assets of:
Expenses	0.40%	0.40%	0.72%	0.75%(d)	0.75%
Net investment income	1.42%	2.75%	1.26%	1.05%	0.62%
Portfolio turnover rate(e)	170%	191%	196%	104%	92%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests.
Estimated investment companies' expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies' expenses that the Fund bears indirectly is included in the Fund's total return.

(e)
Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2024, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
“Bloomberg®” and the Underlying Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the Underlying Index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Invesco Capital Management LLC (the “Licensee”).
The Fund is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. The only relationship of Bloomberg to the Licensee is the licensing of certain trademarks, trade names and service marks and of the Underlying Index, which are determined, composed and calculated by BISL without regard to the Licensee or the Fund. Bloomberg has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund’s shares to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the customers of the Fund, in connection with the administration, marketing or trading of the Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND’S SHARES OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE FUND OR UNDERLYING INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their
18

accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-UPGD-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
BMVP	Invesco Bloomberg MVP Multi-factor ETF	NYSE Arca, Inc.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco Bloomberg MVP Multi-factor ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the Bloomberg MVP Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29%

Other Expenses	None

Total Annual Fund Operating Expenses	0.29

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$30	$93	$163	$368
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 176% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Bloomberg Index Services Limited (the “Index Provider”) compiles and maintains the Underlying Index, which is comprised of the securities of U.S. large-cap companies that exhibit strong fundamental characteristics for momentum (M), value (V), volatility (V) and profitability (P), utilizing a factor model developed by Bloomberg Intelligence (an affiliate of the Index Provider). The Index Provider aims to select approximately 50 companies with the strongest momentum, most muted volatility, inexpensive valuations, and highest profitability through an aggregated sector-neutral MVP score.
To be eligible for inclusion in the Underlying Index, a security must be included in the Bloomberg US 500 Index, an index comprised of securities of the largest 500 U.S. companies by free-float market capitalization. Each security in the eligible universe is measured by momentum, value, volatility, and profitability factors, as follows:
■	Momentum – Securities are measured by both six- and 12-month price Momentum, based on the total return over the previous six (and 12) months. A higher value indicates a better Momentum measure.
■	Value – Securities are measured by EBITDA to Price and Revenue to Price ratios, using trailing 12-month values for both EBITDA and Revenue. A higher value indicates a better Value measure.
■	Volatility – Securities are measured by six-month and 12-month price volatility. A lower value indicates a better Volatility measure.
■	Profitability – Securities are measured by both Return on Invested Capital and Return on Equity. A higher value indicates a better Profitability measure.
Securities are then grouped by Bloomberg Industry Classification System (BICS) sector classification. Within each BICS sector, securities are ranked by each MVP factor, with the highest (or lowest, in the case of volatility) value receiving a score of 100. An aggregated “MVP Score” is then calculated for each security by taking the average of each factor score. Securities from each BICS sector with MVP Scores greater than 90 are included in the Underlying Index.
Upon completion of the screening process, the Underlying Index components are equally weighted.
As of June 30, 2026, the Underlying Index was comprised of 56 constituents with market capitalizations ranging from $10.4 billion to $4.3 trillion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
The Fund intends to be “diversified,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), to the extent that the Underlying Index is diversified. The Fund may become “non-diversified” as defined in the 1940 Act solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Should the Fund become “non-diversified,” it will no longer be required to meet certain diversification requirements under the 1940 Act and may invest a greater portion of its assets in securities of a small group of issuers or in any one individual issuer than can a diversified fund. Shareholder approval will not be sought when the Fund crosses from diversified to non-diversified status solely due to a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. In seeking to track the Underlying Index, the Fund was managed as diversified as of April 30, 2026.
In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the components of the Underlying Index and in derivatives and other investments that have economic characteristics similar to the components of the Underlying Index (the “80% investment policy”).
Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which
1

the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies typically involves greater risk than is associated with investing in securities of larger, more established companies. Mid-capitalization companies’ securities may be more volatile and less liquid than those of larger, more established companies and may have returns that vary, sometimes significantly, from the overall securities market. Mid-capitalization companies may have less experienced management, more limited product and market diversification, and fewer financial resources compared to larger capitalization companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Multifactor Investing Risk. The Underlying Index seeks to emphasize certain factor exposures to securities within the eligible index universe, in accordance with the Underlying Index's methodology. There is no assurance that targeting exposure to such factors will enhance the Underlying Index's or the Fund’s performance over time, and targeting exposure to certain factors may detract from performance in some market environments. There is also no guarantee the Underlying Index will achieve the specific factor exposures.
Momentum Investing Risk. The momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than the returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.
Value Investing Risk. Value investing entails the risk that if the market does not recognize that a selected security is undervalued, the price of that security might not appreciate as anticipated. Value securities are subject to the risk that their valuations never improve or that the returns on value securities are lower than returns on other styles of investing or the overall stock market. Thus, the value of the Fund’s investments will vary and, at times, may be lower than that of other types of investments. Value investing has gone in and out of favor during past market cycles and when value investing is out of favor or when markets are unstable, value securities may underperform growth securities or the overall stock market.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
2

Non-Diversification Risk. To the extent the Fund becomes non-diversified, the Fund may invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize the realization of capital gains to the extent possible.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser, Invesco Capital Management LLC (the “Adviser”), seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	6.05%
Best Quarter	June 30, 2020	20.74%
Worst Quarter	March 31, 2020	-25.38%
3

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	5/1/2003	5.99%	8.24%	8.79%
Return After Taxes on Distributions		5.53	7.83	8.42
Return After Taxes on Distributions and Sale of Fund Shares		3.85	6.41	7.11

Bloomberg MVP Index (reflects no deduction for fees, expenses or taxes)[1]		6.20	—	—

Blended - Invesco Bloomberg MVP Multi-Factor Benchmark (reflects no deduction for fees, expenses or taxes)[2]		6.20	8.64	9.37

S&P 500® Index (reflects no deduction for fees, expenses or taxes)		17.88	14.42	14.82

1
Prior to its commencement date of July 21, 2023, performance for the Underlying Index is not available.
2
The Blended-Invesco Bloomberg MVP Multi-Factor Benchmark  reflects the performance of the Dynamic Market Intellidex® Index, the previous underlying index, through August 25, 2023, and the Underlying Index thereafter.
After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	June 2007

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	August 2008

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii)
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purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in the components of the Underlying Index. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
Bloomberg MVP Index
The Index Provider compiles and maintains the Underlying Index, which is comprised of the securities of U.S. large-cap companies that exhibit strong fundamental characteristics for momentum (M), value (V), volatility (V) and profitability (P), utilizing a factor model developed by Bloomberg Intelligence (an affiliate of the Index Provider).
To be eligible for inclusion in the Underlying Index, a security must be included in the Bloomberg US 500 Index, an index comprised of securities of the largest 500 U.S. companies by free-float market capitalization. Every security in this starting universe is then measured across momentum, value, volatility, and profitability factors. Securities are then grouped by BICS sector classification. Within each BICS sector, securities are ranked by each MVP factor, with the highest (or lowest, in the case of volatility) value receiving a score of 100. An aggregated “MVP Score” is then calculated for each security by taking the average of each factor score. Securities from each BICS sector with MVP Scores greater than 90 are included in the Underlying Index.
Upon completion of the screening process, the Underlying Index components are equally weighted. The Underlying Index is rebalanced quarterly after market close on the third Friday of January, April, July and October.
The Fund is rebalanced in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their
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investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Securities of mid-capitalization companies tend to be more vulnerable to changing market conditions and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and thinly traded (that is, less liquid) than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market.
Often, mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions. In addition, mid-capitalization companies are typically less financially stable than larger, more established companies, and they may depend on a small number of essential personnel, making them more vulnerable to loss of personnel. Mid-capitalization companies also normally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments concerning their products. As such, mid-capitalization companies typically are more likely to be adversely affected than large-capitalization companies by changes in earnings results, business prospects, investor expectations or poor economic or market conditions.
Multifactor Investing Risk. The Underlying Index seeks to emphasize certain factor exposures to securities within the eligible index universe, in accordance with the Underlying Index's methodology. There is no assurance that targeting exposure to such factors will enhance the Underlying Index's or the Fund’s performance over time, and targeting exposure to certain factors may detract from performance in some market environments. There is also no guarantee the Underlying Index will achieve the specific factor exposures.
Momentum Investing Risk. Momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing therefore emphasizes investing in securities that have had better recent performance compared to other securities, on the theory that these securities will continue to increase in value. Momentum investing is subject to the risk that the securities may be more volatile than the market as a whole. High momentum may also be a sign that the securities’ prices have peaked, and therefore the returns on securities that have previously exhibited price momentum may be less than the returns on other styles of investing. Momentum can turn quickly, and stocks that previously exhibited high momentum may not experience continued positive momentum. The Fund may experience significant losses if momentum stops, reverses or otherwise behaves differently than predicted. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.
Value Investing Risk. Value investing entails the risk that if the market does not recognize that a selected security is undervalued, the price of that security might not appreciate as anticipated. A value investing approach could also lead to acquiring fewer securities that might experience rapid price increases during times of market advances. This could cause the investments to underperform strategies that employ only a growth or other non-value approach. Value investing has also gone in and out of favor during past market cycles and is likely to continue to do so. During periods when value investing is out of favor or when markets are unstable, value securities may underperform the securities of growth companies or the overall stock market. Value securities are subject to the risk that their valuations never improve or that the returns on value securities are lower than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry, competition for resources, adverse labor relations, political or world events, obsolescence of technologies, and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be
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deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Diversification Risk. To the extent the Fund becomes non-diversified, the Fund may invest a greater portion of its assets in the obligations or securities of a small number of issuers or a single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index, which may result in a high portfolio turnover rate. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize the realization of capital gains to the extent possible.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s
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portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to the components of the Underlying Index and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the NYSE is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse
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consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the
Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance. Interest expenses are excluded from the Fund expenses borne by the Adviser under the unitary management fee.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a
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$1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying
Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying
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Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since June 2007. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2008. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser an annual management fee equal to 0.29% of its average daily net assets (the “Advisory Fee”).
The Advisory Fee paid by the Fund to the Adviser is an annual unitary management fee. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, Acquired Fund Fees and Expenses, if any, litigation expenses, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “BMVP.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such
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foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should
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recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.
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Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024(a)	2023(a)	2022(a)
Per Share Operating Performance:
Net asset value at beginning of year	$46.61	$42.96	$36.37	$35.13	$40.78
Net investment income(b)	0.86	0.83	0.82	0.44	0.26
Net realized and unrealized gain (loss) on investments	5.23	3.65	6.52	1.30	(5.62)
Total from investment operations	6.09	4.48	7.34	1.74	(5.36)
Distributions to shareholders from:
Net investment income	(0.86)	(0.83)	(0.75)	(0.50)	(0.29)
Net asset value at end of year	$51.84	$46.61	$42.96	$36.37	$35.13
Market price at end of year(c)	$51.85	$46.62	$42.97	$36.36	$35.10
Net Asset Value Total Return(d)	13.22%	10.44%	20.33%	5.09%	(13.20)%
Market Price Total Return(d)	13.20%	10.43%	20.38%	5.16%	(13.32)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$102,131	$109,075	$96,225	$90,565	$105,401
Ratio to average net assets of:
Expenses, after Waivers	0.29%	0.29%	0.39%	0.60%	0.60%
Expenses, prior to Waivers	0.29%	0.29%	0.40%	0.63%	0.60%
Net investment income	1.75%	1.76%	2.07%	1.25%	0.64%
Portfolio turnover rate(e)	176%	154%	256%	233%	228%

(a)	Per share amounts have been adjusted to reflect a three-for-one stock split effective after the close of business on July 14, 2023.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)
Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2024, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
“Bloomberg®” and the Underlying Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the Underlying Index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Invesco Capital Management LLC (the “Licensee”).
The Fund is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. The only relationship of Bloomberg to the Licensee is the licensing of certain trademarks, trade names and service marks and of the Underlying Index, which are determined, composed and calculated by BISL without regard to the Licensee or the Fund. Bloomberg has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund’s shares to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the customers of the Fund, in connection with the administration, marketing or trading of the Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND’S SHARES OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE FUND OR UNDERLYING INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their
16

accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-BMVP-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
PKB	Invesco Building & Construction ETF	NYSE Arca, Inc.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco Building & Construction ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the Dynamic Building & Construction Intellidex® Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%

Other Expenses	0.07

Total Annual Fund Operating Expenses	0.57

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$58	$183	$318	$713
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 97% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (“ICE Data” or the “Index Provider”) compiles and maintains the Underlying Index, which is composed of common stocks of 30 U.S. building and construction companies. These companies are engaged principally in providing construction and related engineering services for building and remodeling residential properties, commercial or industrial buildings, or working on large-scale infrastructure projects, such as highways, tunnels, bridges, dams, power lines and airports. These companies also may include manufacturers of building materials for home improvement and general construction projects and specialized machinery used for building and construction; companies that provide installation, maintenance or repair work; and land developers.
As of June 30, 2026, the Underlying Index was comprised of 30 constituents with market capitalizations ranging from $1.3 billion to $352.0 billion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
The Fund is “non-diversified” and therefore is not required to meet certain diversification requirements under the  Investment Company Act of 1940, as amended (the “1940 Act”).
In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of companies engaged in building- and construction-related industries, and in derivatives and other investments that have economic characteristics similar to securities of companies engaged in building- and construction-related industries (the “80% investment policy”). For purposes of the 80% investment policy, the Fund considers the components of the Underlying Index to be securities of companies engaged in building- and construction-related industries.
Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of April 30, 2026, the Fund had significant exposure to the building and construction industry. The Fund’s portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in
1

which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Building and Construction Industry Risk. Companies in the building and construction industry are affected by supply and demand both for their specific products or services and for industrial sector products in general. The building and construction industry also may be significantly affected by changes in labor relations, government spending, zoning laws, economic conditions, interest rates, consumer confidence and spending, commodity prices, inflation, taxation, demographic patterns, real estate values and overbuilding. The products of companies that operate in the building and construction industry may face obsolescence due to rapid technological developments, delays in modernization and frequent new product introduction. In addition, government regulation, world events and economic conditions affect the performance of companies in this industry.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all.
Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are
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unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser, Invesco Capital Management LLC (the “Adviser”), seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	20.92%
Best Quarter	June 30, 2020	38.09%
Worst Quarter	March 31, 2020	-33.74%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	10/26/2005	22.75%	17.99%	14.96%
Return After Taxes on Distributions		22.71	17.91	14.87
Return After Taxes on Distributions and Sale of Fund Shares		13.50	14.62	12.67

Dynamic Building & Construction Intellidex® Index (reflects no deduction for fees, expenses or taxes)		23.53	18.69	15.68

S&P 500® Index (reflects no deduction for fees, expenses or taxes)		17.88	14.42	14.82

S&P Composite 1500® Construction & Engineering Index (reflects no deduction for fees, expenses or taxes)		35.83	34.12	22.18

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	June 2007

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	August 2008

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase
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Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in securities of companies engaged in building- and construction-related industries. The Fund considers the components of the Underlying Index to be such investments. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
Dynamic Building & Construction Intellidex® Index
The Underlying Index is composed of stocks of 30 U.S. companies involved in the building and construction industry.
ICE Data evaluates the 2,000 largest U.S. stocks (by market capitalization) traded on the New York Stock Exchange (“NYSE”), NYSE American and The Nasdaq Stock Market. ICE Data ranks the stocks for investment potential based on a score (“Model Score”) developed from ICE Data’s proprietary Intellidex® model. ICE Data defines the universe of companies eligible for the Underlying Index using the FactSet Revere Hierarchy provided by FactSet Research Systems Inc. to help identify those companies that have significant operations in the specified industry group (the “Industry Group Universe”). ICE Data further divides stocks within the Industry Group Universe into two market capitalization groups, larger and smaller (the “Sub-Groups”). ICE Data splits stocks in the Industry Group Universe into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller stocks are included in the bottom four quintiles. Within the Industry Group Universe, ICE Data selects a defined number of the top-ranked larger and smaller stocks for inclusion in the Underlying Index and the stocks are equally weighted within their Sub-Groups. ICE Data predetermines the number of stocks selected from the Industry Group Universe as follows:
(a) The Underlying Index includes 30 stocks from the Industry Group Universe based on their Model Scores as follows:
i. ICE Data selects eight stocks with the best Model Scores in the larger market capitalization Sub-Group for inclusion in the Underlying Index, which collectively receive 40% of the total Underlying Index weight (each larger stock receives on average 5% of the weight of the Underlying Index).
ii. ICE Data selects 22 stocks with the best Model Scores in the relatively smaller market capitalization Sub-Group for inclusion in the Underlying Index, which collectively receive 60% of the total Underlying Index weight (each smaller stock receives on average 2.73% of the weight of the Underlying Index).
(b) In the event that the Industry Group Universe consists of less than 50 stocks at the time of a quarterly rebalance, ICE Data selects the 30 component stocks with the best Model Scores in the Industry Group Universe, and determines the weighting for the 30 stocks as follows:
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i. The eight largest stocks by market capitalization collectively receive 40% of the total Underlying Index weight (each of the eight largest stocks receives on average 5%).
ii. The other 22 relatively smaller stocks collectively receive 60% of the total Underlying Index weight (each of the 22 smaller stocks receives on average 2.73%).
The Underlying Index is rebalanced quarterly at the open of trading on the third business day following the last Friday of February, May, August and November. The Fund is rebalanced in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Building and Construction Industry Risk. Supply and demand for specific products or services, as well as for industrial sector products in general, may affect significantly the companies in the building and construction industry. In addition, changes in labor relations, government spending, zoning laws, economic conditions, consumer confidence and spending, fuel and other commodity prices, inflation, interest rates, taxation, demographic patterns, real estate values and overbuilding also may affect significantly the building and construction industry. Companies in the building and construction industry may also be affected by intense competition, consolidation, domestic and international politics, excess capacity, permitting processes and timelines, changes in or failures of trade agreements, and imposition of export or import controls or trade tariffs. The products of companies that operate in the building and construction industry may face obsolescence due to rapid technological developments, delays in modernization and frequent new product introduction. Government regulation, world events and economic conditions also affect the performance of companies in these industries. Companies in this industry also face risks of environmental damage and product liability
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claims. In addition, environmental clean-up costs and catastrophic events such as pandemics, fires, earthquakes, other natural disasters and terrorist acts may affect significantly certain segments of the building and construction industry.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. In addition, investors might seek to trade Fund shares based on their knowledge or understanding of the value of smaller company securities (this is sometimes referred to as “price arbitrage”), which could interfere with the efficient management of the Fund. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all. The relative sizes of companies may change over time as the securities market changes, and the Fund is not required to sell the securities of companies whose market capitalizations have grown or decreased due to market fluctuations.
Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling
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securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there
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is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to securities of companies engaged in building- and construction-related industries and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the NYSE is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
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Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities.
Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Portfolio Size Risk. Pursuant to its methodology, the Underlying Index may be composed of a relatively small number of individual securities. Therefore, in seeking to track the returns of the Underlying Index, the Fund typically will hold a similarly small number of securities. To the extent that a significant portion of the Fund’s total assets is invested in a limited number of securities, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund’s NAV than it would if the Fund invested in a greater number of securities.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full
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investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael
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Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since June 2007. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2008. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser for its services an annual fee equal to 0.50% of its average daily net assets (the “Advisory Fee”).
The Fund is responsible for all of its own expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to the Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust or the Adviser and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) on behalf of the Fund pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, licensing fees, offering costs (as defined below), brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of its average daily net assets per year (the “Expense Cap”), at least until August 31, 2028.
The offering costs excluded from the Expense Cap for the Fund are: (a) initial legal fees pertaining to the Shares offered for sale; (b) initial SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.
The Expense Agreement provides that the fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the
Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date. This waiver is not subject to recapture.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “PKB.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
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The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of
1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
■
The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
■
Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
■
A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
■
The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
■
Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
■
Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
■
If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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■
At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
■
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
■
You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
■
Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
■
If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
■
Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
■
Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
■
The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be
13

valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024	2023	2022
Per Share Operating Performance:
Net asset value at beginning of year	$70.26	$69.12	$47.57	$41.38	$51.43
Net investment income(a)	0.19	0.12	0.17	0.21	0.14
Net realized and unrealized gain (loss) on investments	38.19	1.17 (b)	21.57	6.18	(10.05)
Total from investment operations	38.38	1.29	21.74	6.39	(9.91)
Distributions to shareholders from:
Net investment income	(0.15)	(0.15)	(0.19)	(0.20)	(0.14)
Net asset value at end of year	$108.49	$70.26	$69.12	$47.57	$41.38
Market price at end of year(c)	$108.49	$70.22	$69.15	$47.56	$41.38
Net Asset Value Total Return(d)	54.66%	1.85%	45.81%	15.53%	(19.31)%
Market Price Total Return(d)	54.75%	1.74%	45.90%	15.50%	(19.39)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$456,744	$205,159	$284,065	$183,621	$147,322
Ratio to average net assets of:
Expenses	0.57%	0.57%	0.57%	0.62%	0.57%
Net investment income	0.20%	0.16%	0.29%	0.49%	0.29%
Portfolio turnover rate(e)	97%	151%	105%	118%	151%

(a)	Based on average shares outstanding.
(b)
Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(c)	The mean between the last bid and ask prices.
(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
Source ICE Data Indices, LLC (“ICE Data”), is used with permission. “ICE®” and “Intellidex®” are trademarks of ICE Data or its affiliates. These trademarks have been licensed, along with the Underlying Index for use by Invesco Capital Management LLC in connection with the Fund. Neither Invesco Capital Management LLC, the Trust, nor the Fund, as applicable, is sponsored, endorsed, sold or promoted by ICE Data, its affiliates or its third-party suppliers (“ICE Data and its Suppliers”). ICE Data and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in the Fund particularly, the Trust or the ability of the Underlying Index to track general stock market performance. ICE Data’s only relationship to Invesco Capital Management LLC is the licensing of certain trademarks and trade names and the Underlying Index or components thereof. The Underlying Index is determined, composed and calculated by ICE Data without regard to Invesco Capital Management LLC or the Fund or its holders. ICE Data has no obligation to take the needs of Invesco Capital Management LLC or the holders of the Fund into consideration in determining, composing or calculating the Underlying Index. ICE Data is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by ICE Data is general in nature and not tailored to the needs of Invesco Capital Management LLC or any other person, entity or group of persons. ICE Data has no obligation or liability in connection with the administration, marketing, or trading of the Fund. ICE Data is not an investment advisor. Inclusion of a security within an index is not a recommendation by ICE Data to buy, sell, or hold such security, nor is it considered to be investment advice.
ICE DATA AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE UNDERLYING INDEX, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). ICE DATA AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE UNDERLYING INDEX AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other
16

shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-PKB-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
PKW	Invesco BuyBack AchieversTM ETF	The Nasdaq Stock Market LLC
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco BuyBack AchieversTM ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the Nasdaq US BuyBack AchieversTM Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%

Other Expenses	0.12

Acquired Fund Fees and Expenses[1]	0.01

Total Annual Fund Operating Expenses	0.63

1
Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies. These expenses are based on the total expense ratio of the underlying funds disclosed in each underlying fund’s most recent shareholder report. Please note that the amount of “Total Annual Fund Operating Expenses” shown in the above table may differ from the ratio of expenses to average net assets included in the “Financial Highlights” section of this prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$64	$202	$351	$786
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 95% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (“Nasdaq” or the “Index Provider”) includes U.S. exchange-listed common stocks in the Underlying Index pursuant to a proprietary selection methodology that identifies a universe of “BuyBack AchieversTM”. To qualify for the universe of “BuyBack AchieversTM,” an issuer must have effected a net reduction in shares outstanding of 5% or more in the past 12 months.
As of June 30, 2026, the Underlying Index was comprised of 224 constituents with market capitalizations ranging from $3.7 million to $253.0 billion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
The Fund intends to be “diversified,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), to the extent that the Underlying Index is diversified. The Fund may become “non-diversified” as defined in the 1940 Act solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Should the Fund become “non-diversified,” it will no longer be required to meet certain diversification requirements under the 1940 Act and may invest a greater portion of its assets in securities of a small group of issuers or in any one individual issuer than can a diversified fund. Shareholder approval will not be sought when the Fund crosses from diversified to non-diversified status solely due to a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. In seeking to track the Underlying Index, the Fund was managed as diversified as of April 30, 2026.
In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the components of the Underlying Index and in derivatives and other investments that have economic characteristics similar to the components of the Underlying Index (the “80% investment policy”).
Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of April 30, 2026, the Fund had significant exposure to the financials sector. The Fund’s portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying
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Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Financials Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financials sector. Financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Changes in interest rates can have a disproportionate effect on the financials sector, and financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector. Financial services companies have also been affected by increased competition, which could adversely affect the profitability or viability of such companies.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Diversification Risk. To the extent the Fund becomes non-diversified, the Fund may invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
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Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser, Invesco Capital Management LLC (the “Adviser”), seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	5.93%
Best Quarter	December 31, 2020	22.18%
Worst Quarter	March 31, 2020	-29.20%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	12/20/2006	17.78%	14.04%	12.82%
Return After Taxes on Distributions		17.47	13.76	12.49
Return After Taxes on Distributions and Sale of Fund Shares		10.70	11.23	10.64

Nasdaq US BuyBack Achievers™ Index (reflects no deduction for fees, expenses or taxes)		18.54	14.73	13.50

S&P 500® Index (reflects no deduction for fees, expenses or taxes)		17.88	14.42	14.82

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	June 2007

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	August 2008

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in
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exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in the components of the Underlying Index. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
Nasdaq US BuyBack AchieversTM Index
The Underlying Index is designed to track the performance of issuers that meet the requirements to be classified as “BuyBack AchieversTM”. To become eligible for inclusion in the Underlying Index, an issuer must (i) be incorporated in the United States or certain “beneficial countries,” as determined by the Index Provider (i.e., countries where an issuer is incorporated to benefit from tax, legal or other advantages); (ii) be listed on the New York Stock Exchange (“NYSE”), NYSE American, Cboe Exchange or The Nasdaq Stock Market®; (iii) have effected a net reduction in shares outstanding of 5% or more in the past 12 months; (iv) have an average daily value traded of at least $500,000 for each of the three months leading up to and including the months of the rebalance reference dates; (v) have not entered into a definitive agreement or other arrangement that likely would result in the security no longer being eligible for inclusion in the Underlying Index; (vi) not be currently in bankruptcy proceedings; and (vii) not be expected to soon undergo a fundamental change that would make the security ineligible for inclusion in the Underlying Index. Only one security per issuer is permitted in the Underlying Index. The security types eligible for inclusion in the Underlying Index include common stocks, limited partnership interests, real estate investment trusts (“REITs”), shares or units of beneficial interest and shares of limited liability companies.
The Underlying Index is rebalanced semi-annually as of market open on the first day of trading in August and February. At each semi-annual rebalance, securities’ eligibility for inclusion in the Underlying Index is evaluated based on data as of the last day of trading in June and December, respectively. The Underlying Index applies a float adjusted modified market capitalization weighting methodology. The Underlying Index is reweighted on a quarterly basis at market open on the first trading day of May, August, November, and February, based on a company’s most recent total shares outstanding and the closing price of the company’s stock on the last trading day in March, June, September, and December, respectively. The Underlying Index is reweighted such that the maximum weight of any component security does not exceed 5% of the Underlying Index. The excess weight of
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any security that otherwise exceeds 5% of the Underlying Index is distributed proportionally across the remaining component securities of the Underlying Index.
Nasdaq generally will make share adjustments to reflect stock splits, stock dividends and certain spin-offs and rights issuances on the ex-date of each such action. Other than as a direct result of corporate actions, the Underlying Index does not normally experience share adjustments between scheduled rebalancings and reweightings of the Underlying Index.
A special cash dividend announced by the listing exchange will result in an adjustment to the last sale price of an Underlying Index constituent prior to market open on the ex-date for the special amount distributed. A special dividend may also be referred to as extra, extraordinary, non-recurring, one-time or unusual.
Ordinarily, whenever there is a change in constituent shares, a change in a constituent or a change to the price of a constituent due to spin-offs, rights issuances or special cash dividends, the divisor is adjusted to ensure that there is no discontinuity in the value of the Underlying Index which might otherwise be caused by any such change. All changes are announced in advance and are reflected in the Underlying Index prior to market open on the Underlying Index effective date.
The Fund is rebalanced and reweighted in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the
U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry, competition for resources, adverse labor relations, political or world events, obsolescence of technologies, and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Financials Sector Risk. Financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Changes in interest rates can have a disproportionate
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effect on the financials sector, and financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector. Financial services companies have also been affected by increased competition, which could adversely affect the profitability or viability of such companies. In addition, the financials sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions.
Global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region may adversely affect issuers in another country or region, which may adversely affect securities held by the Fund. These circumstances have also decreased liquidity in some markets and may continue to do so. Deterioration of credit markets can have an adverse impact on a broad range of financial markets, and thereby cause certain financial services companies to incur large losses. Certain financial services companies have experienced a decline in the valuation of their assets and even ceased operations.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. In addition, investors might seek to trade Fund shares based on their knowledge or understanding of the value of smaller company securities (this is sometimes referred to as “price arbitrage”), which could interfere with the efficient management of the Fund. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all. The relative sizes of companies may change over time as the securities market changes, and the Fund is not required to sell the securities of companies whose market capitalizations have grown or decreased due to market fluctuations.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or
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lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Diversification Risk. To the extent the Fund becomes non-diversified, the Fund may invest a greater portion of its assets in the obligations or securities of a small number of issuers or a single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the
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exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to the components of the Underlying Index and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the NYSE is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the
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agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter (“OTC”) derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If
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the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on The Nasdaq Stock Market® LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing
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the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since June 2007. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2008. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser for its services an annual fee equal to 0.50% of its average daily net assets (the “Advisory Fee”).
The Fund is responsible for all of its own expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to the Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust or the Adviser and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) on behalf of the Fund pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, licensing fees, offering costs (as defined below), brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of its average daily net assets per year (the “Expense Cap”), at least until August 31, 2028.
The offering costs excluded from the Expense Cap for the Fund are: (a) initial legal fees pertaining to the Shares offered for sale; (b) initial SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.
The Expense Agreement provides that the fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date. This waiver is not subject to recapture.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “PKW.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
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The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should
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recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.
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Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024	2023	2022
Per Share Operating Performance:
Net asset value at beginning of year	$110.24	$101.83	$86.25	$84.53	$87.65
Net investment income(a)	1.10	1.02	1.06	1.06	0.76
Net realized and unrealized gain (loss) on investments	28.54	8.37	15.70	1.78	(3.16)
Total from investment operations	29.64	9.39	16.76	2.84	(2.40)
Distributions to shareholders from:
Net investment income	(1.24)	(0.98)	(1.18)	(1.12)	(0.72)
Net asset value at end of year	$138.64	$110.24	$101.83	$86.25	$84.53
Market price at end of year(b)	$138.60	$110.13	$101.84	$86.25	$84.50
Net Asset Value Total Return(c)	26.97%	9.20%	19.52%	3.45%	(2.79)%
Market Price Total Return(c)	27.05%	9.08%	19.53%	3.48%	(2.90)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,648,435	$1,163,000	$1,076,306	$961,713	$1,352,447
Ratio to average net assets of:
Expenses	0.62%	0.62%	0.61%	0.62%	0.61%
Net investment income	0.84%	0.91%	1.13%	1.26%	0.83%
Portfolio turnover rate(d)	95%	59%	59%	60%	80%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
The Fund is not sponsored, endorsed, sold or promoted by Nasdaq or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to the Fund.
The Corporations calculate and maintain the Underlying Index for the Fund.
The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Underlying Index to track general stock market performance.
The Corporations’ only relationship to Invesco Capital Management LLC (“Licensee” or the “Adviser”) is in the licensing of the Nasdaq® and Underlying Index, trade/service marks, and certain trade names of the Corporations and the use of the Underlying Index, which is determined, composed and calculated by Nasdaq without regard to the Adviser or the Fund.
Nasdaq has no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating, as applicable, the Underlying Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in
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householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-PKW-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
PFM	Invesco Dividend AchieversTM ETF	The Nasdaq Stock Market LLC
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco Dividend AchieversTM ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the Nasdaq US Broad Dividend AchieversTM Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%

Other Expenses	0.12

Total Annual Fund Operating Expenses	0.52

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$53	$167	$291	$653
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 6% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (“Nasdaq” or the “Index Provider”) includes U.S. exchange-listed common stocks in the Underlying Index pursuant to a proprietary selection methodology that identifies a universe of “Dividend AchieversTM.” To qualify for the universe of “Dividend AchieversTM, ” an issuer must have increased its annual regular cash dividend payments for at least each of its last ten consecutive years.
As of June 30, 2026, the Underlying Index was comprised of 432 constituents with market capitalizations ranging from $367.9 million to $4.3 trillion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.
The Fund intends to be “diversified,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), to the extent that the Underlying Index is diversified. The Fund may become “non-diversified” as defined in the 1940 Act solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Should the Fund become “non-diversified,” it will no longer be required to meet certain diversification requirements under the 1940 Act and may invest a greater portion of its assets in securities of a small group of issuers or in any one individual issuer than can a diversified fund. Shareholder approval will not be sought when the Fund crosses from diversified to non-diversified status solely due to a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. In seeking to track the Underlying Index, the Fund was managed as diversified as of April 30, 2026.
In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the components of the Underlying Index and in derivatives and other investments that have economic characteristics similar to the components of the Underlying Index (the “80% investment policy”).
Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Dividend Paying Securities Risk. As a group, securities that pay dividends may fall out of favor with investors and underperform companies that do not pay dividends. Also, changes in the dividend policies of the companies in the Underlying Index and the capital resources available for such companies’ dividend payments may affect the Fund. There is the possibility that dividend paying companies could reduce or eliminate the payment of dividends in the future, or an anticipated acceleration of dividends may not occur. Depending on market conditions, dividend paying stocks included in the Underlying Index may not be widely available for purchase or may be highly concentrated in only a few market sectors. This
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may increase the volatility of the Fund’s returns and limit its ability to produce current income while remaining fully diversified. Dividend stocks may not experience high earnings growth or capital appreciation. The Fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks. In addition, the value of dividend paying common stocks can decline when interest rates rise, as fixed-income investments become more attractive to investors.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all.
REIT Risk. Real estate investment trusts (“REITs”) are pooled investment vehicles that trade like stocks and invest substantially all of their assets in real estate, and may qualify for special tax considerations. REITs are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. Further, failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the REIT’s shareholders. In addition, REITs may have expenses, including advisory and administration expenses, and REIT shareholders will incur a proportionate share of the underlying expenses.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Diversification Risk. To the extent the Fund becomes non-diversified, the Fund may invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs
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costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser, Invesco Capital Management LLC (the “Adviser”), seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	8.50%
Best Quarter	June 30, 2020	14.85%
Worst Quarter	March 31, 2020	-18.99%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	9/15/2005	13.88%	11.36%	11.83%
Return After Taxes on Distributions		13.48	10.89	11.31
Return After Taxes on Distributions and Sale of Fund Shares		8.48	8.96	9.70

Nasdaq US Broad Dividend Achievers™ Index (reflects no deduction for fees, expenses or taxes)		14.50	11.95	12.41

Russell 3000® Index (reflects no deduction for fees, expenses or taxes)		17.15	13.15	14.29

Russell 3000® Value Index (reflects no deduction for fees, expenses or taxes)		15.71	11.18	10.46

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	June 2007

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	August 2008

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Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in the components of the Underlying Index. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
Nasdaq US Broad Dividend AchieversTM Index
The Underlying Index is designed to track the performance of issuers that meet the requirements to be classified as “Dividend AchieversTM”. To become eligible for inclusion in the Underlying Index, an issuer must (i) be included in the Nasdaq US BenchmarkTM Index (other than limited partnerships, which must trade on the New York Stock Exchange (“NYSE”), NYSE American, Cboe Exchange or The Nasdaq Stock Market®); (ii) have increased its annual regular dividend payments for at least each of the last ten consecutive years; (iii) have a minimum three-month average daily dollar trading volume of $1 million; (iv) have not entered into a definitive agreement or other arrangement that likely would result in the security no longer being eligible for inclusion in the Underlying Index; (v) not be currently in bankruptcy proceedings; and (vi) not be expected to soon undergo a fundamental change that would make the security ineligible for inclusion in the Underlying Index. Only one security per issuer is permitted in the Underlying Index. If an issuer has multiple securities, the security with the highest three-month average daily dollar trading volume will be selected for possible inclusion in the Underlying Index. The security types eligible for inclusion in the Underlying Index include common stocks, limited partnership interests, REITs, shares or units of beneficial interest and shares of limited liability companies.
The Underlying Index is rebalanced annually in March, using market data through the end of December. The rebalance is effective after the close of trading on the third Friday in March. Additionally, if at any time a constituent becomes ineligible for inclusion in the Underlying Index, Nasdaq will remove the issuer from the Underlying Index and will not replace it. At
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each month-end, if a constituent suspends or decreases its dividend payment by 50% or more based on the ex-date of the last dividend distributed, then the constituent will be removed from the Underlying Index after the close of trading of the third Friday of the following month. The Underlying Index is a modified market capitalization weighted index. The Underlying Index is reweighted on a quarterly basis after market close on the third Friday in March, June, September and December based on a company’s most recent total shares outstanding and the closing price of the company’s stock on the last trading day in February, May, August and November, respectively. At the reweight date, no single constituent may exceed 4% of the weight of the Underlying Index. The excess weight of any security that otherwise exceeds 4% of the Underlying Index is distributed proportionally across the remaining constituent securities.
Nasdaq generally will make share adjustments to reflect stock splits, stock dividends and certain spin-offs and rights issuances on the ex-date of each such action. If the change in total shares outstanding arising from other corporate actions is greater than or equal to 10%, the change is made as soon as practicable. If the change in total shares outstanding is less than 10%, then all such changes are accumulated and made effective at one time on a quarterly basis after the close of trading on the third Friday in March, June, September and December. The constituent shares are adjusted by the same percentage amount by which the total shares outstanding have changed.
A special cash dividend announced by the listing exchange will result in an adjustment to the last sale price of an Underlying Index constituent prior to market open on the ex-date for the special amount distributed. A special dividend may also be referred to as extra, extraordinary, non-recurring, one-time or unusual.
Ordinarily, whenever there is a change in constituent shares, a change in a constituent or a change to the price of a constituent due to spin-offs, rights issuances or special cash dividends, the divisor is adjusted to ensure that there is no discontinuity in the value of the Underlying Index which might otherwise be caused by any such change. All changes are announced in advance and are reflected in the Underlying Index prior to market open on the Underlying Index effective date.
The Fund is rebalanced and reweighted in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in
U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Dividend Paying Securities Risk. As a group, securities that pay dividends may fall out of favor with investors and underperform companies that do not pay dividends. Also, changes in the dividend policies of the companies in the Underlying Index and the capital resources available for such companies’ dividend payments may affect the Fund. There is the possibility that dividend paying companies could reduce or eliminate the payment of dividends in the future, or an anticipated acceleration of dividends may not occur. Depending upon market conditions, dividend paying stocks included in the Underlying Index may not be widely available for purchase or may be highly concentrated in only a few market sectors. This may increase the volatility of the Fund’s returns and limit its ability to
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produce current income while remaining fully diversified. Dividend stocks may not experience high earnings growth or capital appreciation. The Fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks. In addition, the value of dividend paying common stocks can decline when interest rates rise, as fixed-income investments become more attractive to investors.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry, competition for resources, adverse labor relations, political or world events, obsolescence of technologies, and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. In addition, investors might seek to trade Fund shares based on their knowledge or understanding of the value of smaller company securities (this is sometimes referred to as “price arbitrage”), which could interfere with the efficient management of the Fund. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all. The relative sizes of companies may change over time as the securities market changes, and the Fund is not required to sell the securities of companies whose market capitalizations have grown or decreased due to market fluctuations.
REIT Risk. The REITs in which the Fund may invest will be subject to risks inherent in the direct ownership of real estate. These risks include, among others: fluctuations in the value of the underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; changes in the availability, cost and terms of mortgage funds; increased competition, property taxes, capital expenditures, or operating expenses; and other occurrences, including the impact of changes in environmental laws that may affect the real estate industry. A REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, or the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The value of a REIT can depend on the structure of and cash flow generated by the REIT. In addition, like mutual funds, REITs have expenses, including advisory and administration fees, that their shareholders pay. As a result, an investor may absorb duplicate levels of fees when the Fund invests in REITs. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing the return to the Fund on its investment in such company.
Recently, commercial real estate foreclosures have notably increased due to sustained higher interest rates and the marked prevalence of remote work arrangements in the wake of the COVID-19 pandemic, which has resulted in a waning demand for commercial office space. These developments may also adversely affect the price at which companies can sell real estate, because purchasers may not be able to obtain financing on attractive terms or at all. These developments affecting the real estate industry could adversely affect the real estate companies in which the Fund invests.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse
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than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Diversification Risk. To the extent the Fund becomes non-diversified, the Fund may invest a greater portion of its assets in the obligations or securities of a small number of issuers or a single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on
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any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to the components of the Underlying Index and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the NYSE is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
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Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter (“OTC”) derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These
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risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on The Nasdaq Stock Market® LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from
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the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since June 2007. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2008. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser for its services an annual fee equal to 0.40% of its average daily net assets (the “Advisory Fee”).
The Fund is responsible for all of its own expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to the Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust or the Adviser and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) on behalf of the Fund pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, licensing fees, offering costs (as defined below), brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.50% of its average daily net assets per year (the “Expense Cap”), at least until August 31, 2028.
The offering costs excluded from the Expense Cap for the Fund are: (a) initial legal fees pertaining to the Shares offered for sale; (b) initial SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.
The Expense Agreement provides that the fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date. This waiver is not subject to recapture.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s
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website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “PFM.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which
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dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as
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part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.
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Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024	2023	2022
Per Share Operating Performance:
Net asset value at beginning of year	$45.09	$40.88	$37.34	$36.76	$35.90
Net investment income(a)	0.72	0.71	0.73	0.68	0.68
Net realized and unrealized gain on investments	9.01	4.23	3.55	0.61	0.90
Total from investment operations	9.73	4.94	4.28	1.29	1.58
Distributions to shareholders from:
Net investment income	(0.74)	(0.73)	(0.74)	(0.71)	(0.72)
Net asset value at end of year	$54.08	$45.09	$40.88	$37.34	$36.76
Market price at end of year(b)	$54.08	$45.05	$40.88	$37.33	$36.78
Net Asset Value Total Return(c)	21.72%	12.08%	11.57%	3.64%	4.40%
Market Price Total Return(c)	21.84%	11.98%	11.60%	3.56%	4.46%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$764,161	$673,575	$634,875	$679,939	$704,651
Ratio to average net assets of:
Expenses	0.52%	0.52%	0.52%	0.53%	0.52%
Net investment income	1.44%	1.57%	1.88%	1.89%	1.80%
Portfolio turnover rate(d)	6%	7%	12%	8%	12%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
The Fund is not sponsored, endorsed, sold or promoted by Nasdaq or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to the Fund.
The Corporations calculate and maintain the Underlying Index for the Fund.
The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Underlying Index to track general stock market performance.
The Corporations’ only relationship to Invesco Capital Management LLC (“Licensee” or the “Adviser”) is in the licensing of the Nasdaq® and Underlying Index, trade/service marks, and certain trade names of the Corporations and the use of the Underlying Index, which is determined, composed and calculated by Nasdaq without regard to the Adviser or the Fund.
Nasdaq has no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating, as applicable, the Underlying Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in
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householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-PFM-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
PYZ	Invesco Dorsey Wright Basic Materials Momentum ETF	The Nasdaq Stock Market LLC
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco Dorsey Wright Basic Materials Momentum ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the Dorsey Wright Basic Materials Technical LeadersTM Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%

Other Expenses	0.29

Total Annual Fund Operating Expenses	0.79

Fee Waiver and/or Expense Reimbursement[1]	0.19

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.60

1
Invesco Capital Management LLC (the “Adviser”) has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2028, and neither the Adviser nor the Fund may discontinue the agreement prior to its expiration. The fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first two years and the Total Annual Fund Operating Expenses thereafter. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$61	$213	$400	$941
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 91% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (“Dorsey Wright” or the “Index Provider”) compiles and maintains the Underlying Index, which is composed of at least 30 securities of companies in the basic materials sector that have powerful relative strength or “momentum” characteristics. Dorsey Wright selects these securities from 2,000 of the largest constituents by market capitalization within the Nasdaq US Benchmark™ Index, a float adjusted market capitalization-weighted index designed to track the performance of the U.S. equity market. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market over a set period or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price as compared to that of a benchmark index.
The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Underlying Index is based on intermediate and long-term price movements of the security as compared to a representative market benchmark index and other eligible securities within the Underlying Index universe.
After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the basic materials sector, as determined by the Index Provider, for inclusion in the Underlying Index. Companies in the basic materials sector are principally engaged in the business of producing raw materials, including paper or wood products, chemicals, construction materials, and mining and metals.
The total number of securities in the Underlying Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Underlying Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Underlying Index.
As of June 30, 2026, the Underlying Index was comprised of 42 constituents with market capitalizations ranging from $683.1 million to $240.0 billion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the components of the Underlying Index and in derivatives and other investments that have economic characteristics similar to the components of the Underlying Index (the “80% investment policy”).
Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of April 30, 2026, the Fund had significant exposure to the basic materials sector. The Fund’s portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline,
1

more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Basic Materials Sector Risk. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations may adversely affect the companies engaged in the production and distribution of basic materials.
Momentum Investing Risk. The momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than the returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of
2

calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	14.71%
Best Quarter	December 31, 2020	29.29%
Worst Quarter	March 31, 2020	-34.83%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	10/12/2006	27.82%	10.02%	9.64%
Return After Taxes on Distributions		27.58	9.77	9.36
Return After Taxes on Distributions and Sale of Fund Shares		16.61	7.91	7.86

Dorsey Wright Basic Materials Technical Leaders™ Index (reflects no deduction for fees, expenses or taxes)		28.55	10.63	10.31

NASDAQ® Composite Index (reflects no deduction for fees, expenses or taxes)		21.14	13.35	17.66

S&P 500® Materials Index (reflects no deduction for fees, expenses or taxes)		10.54	6.79	9.92

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:
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Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	June 2007

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	August 2008

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in the components of the Underlying Index. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
Dorsey Wright Basic Materials Technical LeadersTM Index
The Underlying Index includes securities within a specific sector that demonstrate powerful relative strength or “momentum” characteristics. Such securities are selected for the Underlying Index pursuant to Dorsey Wright’s proprietary methodology, which emphasizes a security’s momentum and takes into account, among other factors, the performance of each of the companies in the eligible universe as compared to benchmark indices.
The Index Provider selects components from an eligible universe of securities that trade on U.S. exchanges. Eligible securities must (i) be one of the 2,000 largest constituents by market capitalization within the Nasdaq US BenchmarkTM Index, (ii) have a minimum three-month average daily dollar trading volume of $1 million, (iii) be classified within the specific sector named in the Underlying Index by Dorsey Wright’s proprietary industry classification system, (iv) be classified as either a common stock or shares of beneficial interest of a real estate investment trust (“REIT”), (v) be issued by a company that has not entered into a definitive agreement or other arrangement that likely would result in the security no longer being
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eligible for inclusion in the Underlying Index, (vi) be issued by a company that is not currently in bankruptcy proceedings or has not filed for similar protection from creditors, and (vii) be issued by a company that does not have annual financial statements with an audit opinion that is currently withdrawn. Only one security per issuer is permitted; if an issuer has multiple securities, the security selected for possible inclusion in the Underlying Index will be based on Dorsey Wright’s proprietary screening.
The Index Provider assigns a relative strength score to each eligible security based on the security’s intermediate and long-term price movements relative to a representative market benchmark index. The Index Provider ranks the eligible securities within a specific sector by their relative strength score, selects at least 30 securities with the greatest scores in the sector for inclusion in the Underlying Index and then weights each component security based on its relative strength score. Securities with higher scores receive larger weights.
The Underlying Index is rebalanced quarterly on the first trading day in January, April, July and October. At each rebalance, the Index Provider ensures that all securities with weights greater than 5% of the Underlying Index, in the aggregate, do not exceed 25% of the weight of the Underlying Index. If such securities, in the aggregate, exceed 25% of the weight of the Underlying Index, the Index Provider distributes the excess weight from these securities proportionally across the remaining constituents. The Index Provider repeats the process, if necessary, to derive the final weights. If at any time during the year other than a quarterly rebalance, a constituent security no longer meets the eligibility criteria or is otherwise determined to have become ineligible for inclusion in the Underlying Index, the security is removed from the Underlying Index and is not replaced. The Fund is rebalanced and reweighted in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued
maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
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Basic Materials Sector Risk. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, increased competition and the imposition of import controls. Production of industrial materials may exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns. In addition, issuers in the materials sector are at risk for environmental damage and product liability claims and may be adversely affected by the depletion of resources, technical progress, labor relations and government regulations.
Momentum Investing Risk. Momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing therefore emphasizes investing in securities that have had better recent performance compared to other securities, on the theory that these securities will continue to increase in value. Momentum investing is subject to the risk that the securities may be more volatile than the market as a whole. High momentum may also be a sign that the securities’ prices have peaked, and therefore the returns on securities that have previously exhibited price momentum may be less than the returns on other styles of investing. Momentum can turn quickly, and stocks that previously exhibited high momentum may not experience continued positive momentum. The Fund may experience significant losses if momentum stops, reverses or otherwise behaves differently than predicted. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. In addition, investors might seek to trade Fund shares based on their knowledge or understanding of the value of smaller company securities (this is sometimes referred to as “price arbitrage”), which could interfere with the efficient management of the Fund. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all. The relative sizes of companies may change over time as the securities market changes, and the Fund is not required to sell the securities of companies whose market capitalizations have grown or decreased due to market fluctuations.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of
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calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether
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the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to the components of the Underlying Index and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
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Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Portfolio Size Risk. Pursuant to its methodology, the Underlying Index may be composed of a relatively small number of individual securities. Therefore, in seeking to track the returns of the Underlying Index, the Fund typically will hold a similarly small number of securities. To the extent that a significant portion of the Fund’s total assets is invested in a limited number of securities, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund’s NAV than it would if the Fund invested in a greater number of securities.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a
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repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on The Nasdaq Stock Market® LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
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As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since June 2007. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2008. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser for its services an annual fee equal to 0.50% of its average daily net assets (the “Advisory Fee”).
The Fund is responsible for all of its own expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to the Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust or the Adviser and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) on behalf of the Fund pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, offering costs (as defined below), brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of its average daily net assets per year (the “Expense Cap”), at least until August 31, 2028.
The offering costs excluded from the Expense Cap for the Fund are: (a) initial legal fees pertaining to the Shares offered for sale; (b) initial SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.
The Expense Agreement provides that the fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date. This waiver is not subject to recapture.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “PYZ.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund
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may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
■
The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
■
Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
■
Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
■
A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
■
The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
■
Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
■
Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
■
If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should
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recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
■
At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
■
By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
■
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
■
You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
■
Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
■
If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
■
Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
■
Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
■
The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.
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Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024	2023	2022
Per Share Operating Performance:
Net asset value at beginning of year	$82.71	$87.55	$81.96	$91.81	$85.67
Net investment income(a)	0.62	0.83	0.95	1.00	0.35
Net realized and unrealized gain (loss) on investments	45.72	(4.67)	5.69 (b)	(9.87)	6.16
Total from investment operations	46.34	(3.84)	6.64	(8.87)	6.51
Distributions to shareholders from:
Net investment income	(0.68)	(1.00)	(1.05)	(0.98)	(0.37)
Net asset value at end of year	$128.37	$82.71	$87.55	$81.96	$91.81
Market price at end of year(c)	$128.39	$82.70	$87.56	$81.92	$91.90
Net Asset Value Total Return(d)	56.23%	(4.47)%	8.16%	(9.61)%	7.61%
Market Price Total Return(d)	56.28%	(4.49)%	8.22%	(9.74)%	7.70%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$102,698	$46,316	$63,913	$156,536	$187,288
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses, prior to Waivers	0.79%	0.78%	0.72%	0.73%	0.70%
Net investment income	0.56%	0.92%	1.16%	1.21%	0.38%
Portfolio turnover rate(e)	91%	69%	68%	86%	125%

(a)	Based on average shares outstanding.
(b)
Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(c)	The mean between the last bid and ask prices.
(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
Shares are not sponsored, endorsed, sold or promoted by Dorsey Wright or its affiliates (collectively in this sub-section, “Dorsey Wright”), and Dorsey Wright does not make any representation regarding the advisability of investing in Shares.
There is no relationship between Dorsey Wright and the Adviser other than a license by Dorsey Wright to the Adviser of certain Dorsey Wright trademarks and tradenames, and certain indexes, including the Underlying Index, for use by the Adviser. Such trademarks, trade names and Underlying Indexes have been created and developed by Dorsey Wright without regard to and independently of the Adviser, its businesses, its development of the Fund and/or any prospective investor. The Adviser has arranged with Dorsey Wright  to license ETF investment models such as the Underlying Index based on Point & Figure Analysis for possible inclusion in products which the Adviser independently develops and promotes. The licensing of any model such as the Underlying Index to the Adviser is not an offer to purchase or sell, or a solicitation. A determination that any portion of an investor’s portfolio should be devoted to the Fund with reference to the Underlying Index is a determination made solely by the investment adviser serving the investor or the investor himself, not Dorsey Wright.
Dorsey Wright is not responsible for, and has not participated in, the determination of the prices and amount of Shares, the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. Dorsey Wright has no obligation or liability in connection with the administration of the Trust or marketing of the Shares. Dorsey Wright does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Dorsey Wright shall have no liability for any errors, omissions or interruptions therein. Dorsey Wright makes no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of Shares, or any other person or entity, from the use of the Underlying Index, or any data included therein in connection with the Fund, or for any other use. Dorsey Wright expressly disclaims all warranties and conditions of merchantability, title or fitness for a particular purpose or use, with respect to the Fund or Underlying Index or to any data included therein, except as set forth in the license agreement with the Adviser. Without limiting any of the foregoing, in no event shall Dorsey Wright have any liability for any incidental, special, exemplary, punitive, indirect or consequential damages (including lost profits), however caused and on any theory of liability, whether in contract, strict liability or tort (including negligence or otherwise), resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their
16

accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-PYZ-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
PEZ	Invesco Dorsey Wright Consumer Cyclicals Momentum ETF	The Nasdaq Stock Market LLC
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco Dorsey Wright Consumer Cyclicals Momentum ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the Dorsey Wright Consumer Cyclicals Technical LeadersTM Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%

Other Expenses	0.47

Total Annual Fund Operating Expenses	0.97

Fee Waiver and/or Expense Reimbursement[1]	0.37

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.60

1
Invesco Capital Management LLC (the “Adviser”) has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2028, and neither the Adviser nor the Fund may discontinue the agreement prior to its expiration. The fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first two years and the Total Annual Fund Operating Expenses thereafter. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$61	$233	$462	$1,120
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 187% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (“Dorsey Wright” or the “Index Provider”) compiles and maintains the Underlying Index, which is composed of at least 30 securities of companies in the consumer discretionary (or cyclicals)
sector that have powerful relative strength or “momentum” characteristics. Dorsey Wright selects these securities from 2,000 of the largest constituents by market capitalization within the Nasdaq US Benchmark™ Index, a float adjusted market capitalization-weighted index designed to track the performance of the U.S. equity market. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market over a set period or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price as compared to that of a benchmark index.
The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Underlying Index is based on intermediate and long-term price movements of the security as compared to a representative market benchmark index and other eligible securities within the Underlying Index universe.
After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the consumer discretionary sector, as determined by the Index Provider, for inclusion in the Underlying Index. Companies in the consumer discretionary sector are principally engaged in the businesses of providing consumer goods and services that are cyclical in nature, including retail, automotive, leisure and recreation, media and home construction and furnishing.
The total number of securities in the Underlying Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Underlying Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Underlying Index.
As of June 30, 2026, the Underlying Index was comprised of 33 constituents with market capitalizations ranging from $782.5 million to $2.6 trillion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the components of the Underlying Index and in derivatives and other investments that have economic characteristics similar to the components of the Underlying Index (the “80% investment policy”).
Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of April 30, 2026, the Fund had significant exposure to the consumer discretionary (or cyclicals) sector. The Fund's portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
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Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Consumer Discretionary Sector Risk. Companies engaged in the consumer discretionary sector are affected by fluctuations in supply and demand, and changes in consumer preferences, social trends and marketing campaigns. Changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations also may adversely affect these companies.
Momentum Investing Risk. The momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than the returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an
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investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize the realization of capital gains to the extent possible.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	-0.30%
Best Quarter	September 30, 2020	35.89%
Worst Quarter	March 31, 2020	-35.15%
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Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	10/12/2006	5.58%	6.79%	9.40%
Return After Taxes on Distributions		5.55	6.71	9.30
Return After Taxes on Distributions and Sale of Fund Shares		3.32	5.31	7.71

Dorsey Wright Consumer Cyclicals Technical Leaders™ Index (reflects no deduction for fees, expenses or taxes)		6.20	7.38	9.96

NASDAQ® Composite Index (reflects no deduction for fees, expenses or taxes)		21.14	13.35	17.66

S&P 500® Consumer Discretionary Index (reflects no deduction for fees, expenses or taxes)		6.04	9.02	13.19

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	June 2007

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	August 2008

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of
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their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in the components of the Underlying Index. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
Dorsey Wright Consumer Cyclicals Technical LeadersTM Index
The Underlying Index includes securities within a specific sector that demonstrate powerful relative strength or “momentum” characteristics. Such securities are selected for the Underlying Index pursuant to Dorsey Wright’s proprietary methodology, which emphasizes a security’s momentum and takes into account, among other factors, the performance of each of the companies in the eligible universe as compared to benchmark indices.
The Index Provider selects components from an eligible universe of securities that trade on U.S. exchanges. Eligible securities must (i) be one of the 2,000 largest constituents by market capitalization within the Nasdaq US BenchmarkTM Index, (ii) have a minimum three-month average daily dollar trading volume of $1 million, (iii) be classified within the specific sector named in the Underlying Index by Dorsey Wright’s proprietary industry classification system, (iv) be classified as either a common stock or shares of beneficial interest of a real estate investment trust (“REIT”), (v) be issued by a company that has not entered into a definitive agreement or other arrangement that likely would result in the security no longer being eligible for inclusion in the Underlying Index, (vi) be issued by a company that is not currently in bankruptcy proceedings or has not filed for similar protection from creditors, and (vii) be issued by a company that does not have annual financial statements with an audit opinion that is currently withdrawn. Only one security per issuer is permitted; if an issuer has multiple securities, the security selected for possible inclusion in the Underlying Index will be based on Dorsey Wright’s proprietary screening.
The Index Provider assigns a relative strength score to each eligible security based on the security’s intermediate and long-term price movements relative to a representative market benchmark index. The Index Provider ranks the eligible securities within a specific sector by their relative strength score, selects at least 30 securities with the greatest scores in the sector for inclusion in the Underlying Index and then weights each component security based on its relative strength score. Securities with higher scores receive larger weights.
The Underlying Index is rebalanced quarterly on the first trading day in January, April, July and October. At each rebalance, the Index Provider ensures that all securities with weights greater than 5% of the Underlying Index, in the aggregate, do not exceed 25% of the weight of the Underlying Index. If such securities, in the aggregate, exceed 25% of the weight of the Underlying Index, the Index Provider distributes the excess weight from these securities proportionally across the remaining constituents. The Index Provider repeats the process, if necessary, to derive the final weights. If at any time during the year other than a quarterly rebalance, a constituent security no longer meets the eligibility criteria or is otherwise determined to have become ineligible for inclusion in the Underlying Index, the security is removed from the Underlying Index and is not replaced. The Fund is rebalanced and reweighted in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in
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accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Consumer Discretionary Sector Risk. Companies engaged in the consumer discretionary sector are affected by fluctuations in supply and demand and changes in consumer demographics and preferences. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies. Moreover, changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in interest and exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations also may adversely affect these companies. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
Momentum Investing Risk. Momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing therefore emphasizes investing in securities that have had better recent performance compared to other securities, on the theory that these securities will continue to increase in value. Momentum investing is subject to the risk that the securities may be more volatile than the market as a whole. High momentum may also be a sign that the securities’ prices have peaked, and therefore the returns on securities that have previously exhibited price momentum may be less than the returns on other styles of investing. Momentum can turn quickly, and stocks that previously exhibited high momentum may not experience continued positive momentum. The Fund may experience significant losses if momentum stops, reverses or otherwise behaves differently than predicted. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. In addition, investors might seek to trade Fund shares based on their knowledge or understanding of the value of smaller company securities (this is sometimes referred to as “price arbitrage”), which could interfere with the efficient management of the Fund. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all. The relative sizes of companies may change over time as the securities market changes, and the Fund is not required to sell the securities of companies whose market capitalizations have grown or decreased due to market fluctuations.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to
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decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index, which may result in a high portfolio turnover rate. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize the realization of capital gains to the extent possible.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no
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assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to the components of the Underlying Index and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater
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susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund
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invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Portfolio Size Risk. Pursuant to its methodology, the Underlying Index may be composed of a relatively small number of individual securities. Therefore, in seeking to track the returns of the Underlying Index, the Fund typically will hold a similarly small number of securities. To the extent that a significant portion of the Fund’s total assets is invested in a limited number of securities, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund’s NAV than it would if the Fund invested in a greater number of securities.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on The Nasdaq Stock Market® LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.
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Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since June 2007. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2008. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser for its services an annual fee equal to 0.50% of its average daily net assets (the “Advisory Fee”).
The Fund is responsible for all of its own expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to the Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust or the Adviser and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) on behalf of the Fund pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, offering costs (as defined below), brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of its average daily net assets per year (the “Expense Cap”), at least until August 31, 2028.
The offering costs excluded from the Expense Cap for the Fund are: (a) initial legal fees pertaining to the Shares offered for sale; (b) initial SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.
The Expense Agreement provides that the fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an
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affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date. This waiver is not subject to recapture.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “PEZ.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent
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information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that
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generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference
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between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024	2023	2022
Per Share Operating Performance:
Net asset value at beginning of year	$86.47	$90.17	$68.98	$70.40	$89.43
Net investment income (loss)(a)	0.20	(0.01)	0.29	0.53	0.22
Net realized and unrealized gain (loss) on investments	14.75	(3.69)	21.28	(1.46)	(19.05)
Total from investment operations	14.95	(3.70)	21.57	(0.93)	(18.83)
Distributions to shareholders from:
Net investment income	(0.22)	-	(0.38)	(0.49)	(0.20)
Net asset value at end of year	$101.20	$86.47	$90.17	$68.98	$70.40
Market price at end of year(b)	$101.29	$86.35	$90.15	$69.03	$70.54
Net Asset Value Total Return(c)	17.30%	(4.10)%	31.40%	(1.27)%	(21.10)%
Market Price Total Return(c)	17.57%	(4.21)%	31.27%	(1.40)%	(20.90)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$23,276	$51,016	$58,612	$22,765	$38,718
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses, prior to Waivers	0.97%	0.78%	0.82%	1.01%	0.73%
Net investment income (loss)	0.20%	(0.01)%	0.37%	0.80%	0.25%
Portfolio turnover rate(d)	187%	189%	186%	192%	227%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
Shares are not sponsored, endorsed, sold or promoted by Dorsey Wright or its affiliates (collectively in this sub-section, “Dorsey Wright”), and Dorsey Wright does not make any representation regarding the advisability of investing in Shares.
There is no relationship between Dorsey Wright and the Adviser other than a license by Dorsey Wright to the Adviser of certain Dorsey Wright trademarks and tradenames, and certain indexes, including the Underlying Index, for use by the Adviser. Such trademarks, trade names and Underlying Indexes have been created and developed by Dorsey Wright without regard to and independently of the Adviser, its businesses, its development of the Fund and/or any prospective investor. The Adviser has arranged with Dorsey Wright  to license ETF investment models such as the Underlying Index based on Point & Figure Analysis for possible inclusion in products which the Adviser independently develops and promotes. The licensing of any model such as the Underlying Index to the Adviser is not an offer to purchase or sell, or a solicitation. A determination that any portion of an investor’s portfolio should be devoted to the Fund with reference to the Underlying Index is a determination made solely by the investment adviser serving the investor or the investor himself, not Dorsey Wright.
Dorsey Wright is not responsible for, and has not participated in, the determination of the prices and amount of Shares, the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. Dorsey Wright has no obligation or liability in connection with the administration of the Trust or marketing of the Shares. Dorsey Wright does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Dorsey Wright shall have no liability for any errors, omissions or interruptions therein. Dorsey Wright makes no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of Shares, or any other person or entity, from the use of the Underlying Index, or any data included therein in connection with the Fund, or for any other use. Dorsey Wright expressly disclaims all warranties and conditions of merchantability, title or fitness for a particular purpose or use, with respect to the Fund or Underlying Index or to any data included therein, except as set forth in the license agreement with the Adviser. Without limiting any of the foregoing, in no event shall Dorsey Wright have any liability for any incidental, special, exemplary, punitive, indirect or consequential damages (including lost profits), however caused and on any theory of liability, whether in contract, strict liability or tort (including negligence or otherwise), resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their
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accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-PEZ-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
PSL	Invesco Dorsey Wright Consumer Staples Momentum ETF	The Nasdaq Stock Market LLC
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco Dorsey Wright Consumer Staples Momentum ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the Dorsey Wright Consumer Staples Technical LeadersTM Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%

Other Expenses	0.26

Total Annual Fund Operating Expenses	0.76

Fee Waiver and/or Expense Reimbursement[1]	0.16

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.60

1
Invesco Capital Management LLC (the “Adviser”) has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2028, and neither the Adviser nor the Fund may discontinue the agreement prior to its expiration. The fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first two years and the Total Annual Fund Operating Expenses thereafter. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$61	$210	$390	$911
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 80% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (“Dorsey Wright” or the “Index Provider”) compiles and maintains the Underlying Index, which is composed of at least 30 securities of companies in the consumer staples sector that have powerful relative strength or “momentum” characteristics. Dorsey Wright selects these securities from 2,000 of the largest constituents by market capitalization within the Nasdaq US Benchmark™ Index, a float adjusted market capitalization-weighted index designed to track the performance of the U.S. equity market. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market over a set period or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price as compared to that of a benchmark index.
The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Underlying Index is based on intermediate and long-term price movements of the security as compared to a representative market benchmark index and other eligible securities within the Underlying Index universe.
After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the consumer staples sector, as determined by the Index Provider, for inclusion in the Underlying Index. Companies in the consumer staples sector are principally engaged in the businesses of providing consumer goods and services that have non-cyclical characteristics, including tobacco, textiles, food and beverages, and non-discretionary retail goods and services.
The total number of securities in the Underlying Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Underlying Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Underlying Index.
As of June 30, 2026, the Underlying Index was comprised of 47 constituents with market capitalizations ranging from $498.3 million to $415.0 billion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the components of the Underlying Index and in derivatives and other investments that have economic characteristics similar to the components of the Underlying Index (the “80% investment policy”).
Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of April 30, 2026, the Fund had significant exposure to the consumer staples sector. The Fund's portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline,
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more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Consumer Staples Sector Risk. Companies in the consumer staples sector may be adversely affected by changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending. Companies in this sector also are affected by changes in government regulation, world events and economic conditions, as well as natural and man-made disasters and political, social or labor unrest that affect production and distribution of consumer staple products.
Momentum Investing Risk. The momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than the returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In
2

addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	12.08%
Best Quarter	September 30, 2020	17.56%
Worst Quarter	March 31, 2020	-23.64%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	10/12/2006	-3.30%	4.25%	7.02%
Return After Taxes on Distributions		-3.50	3.94	6.75
Return After Taxes on Distributions and Sale of Fund Shares		-1.79	3.26	5.64

Dorsey Wright Consumer Staples Technical Leaders™ Index (reflects no deduction for fees, expenses or taxes)		-2.73	4.79	7.64

NASDAQ® Composite Index (reflects no deduction for fees, expenses or taxes)		21.14	13.35	17.66

S&P 500® Consumer Staples Index (reflects no deduction for fees, expenses or taxes)		3.90	7.18	8.16

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
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Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	June 2007

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	August 2008

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in the components of the Underlying Index. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
Dorsey Wright Consumer Staples Technical LeadersTM Index
The Underlying Index includes securities within a specific sector that demonstrate powerful relative strength or “momentum” characteristics. Such securities are selected for the Underlying Index pursuant to Dorsey Wright’s proprietary methodology, which emphasizes a security’s momentum and takes into account, among other factors, the performance of each of the companies in the eligible universe as compared to benchmark indices.
The Index Provider selects components from an eligible universe of securities that trade on U.S. exchanges. Eligible securities must (i) be one of the 2,000 largest constituents by market capitalization within the Nasdaq US BenchmarkTM Index, (ii) have a minimum three-month average daily dollar trading volume of $1 million, (iii) be classified within the specific sector named in the Underlying Index by Dorsey Wright’s proprietary industry classification system, (iv) be classified as either a common stock or
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shares of beneficial interest of a real estate investment trust (“REIT”), (v) be issued by a company that has not entered into a definitive agreement or other arrangement that likely would result in the security no longer being eligible for inclusion in the Underlying Index, (vi) be issued by a company that is not currently in bankruptcy proceedings or has not filed for similar protection from creditors, and (vii) be issued by a company that does not have annual financial statements with an audit opinion that is currently withdrawn. Only one security per issuer is permitted; if an issuer has multiple securities, the security selected for possible inclusion in the Underlying Index will be based on Dorsey Wright’s proprietary screening.
The Index Provider assigns a relative strength score to each eligible security based on the security’s intermediate and long-term price movements relative to a representative market benchmark index. The Index Provider ranks the eligible securities within a specific sector by their relative strength score, selects at least 30 securities with the greatest scores in the sector for inclusion in the Underlying Index and then weights each component security based on its relative strength score. Securities with higher scores receive larger weights.
The Underlying Index is rebalanced quarterly on the first trading day in January, April, July and October. At each rebalance, the Index Provider ensures that all securities with weights greater than 5% of the Underlying Index, in the aggregate, do not exceed 25% of the weight of the Underlying Index. If such securities, in the aggregate, exceed 25% of the weight of the Underlying Index, the Index Provider distributes the excess weight from these securities proportionally across the remaining constituents. The Index Provider repeats the process, if necessary, to derive the final weights. If at any time during the year other than a quarterly rebalance, a constituent security no longer meets the eligibility criteria or is otherwise determined to have become ineligible for inclusion in the Underlying Index, the security is removed from the Underlying Index and is not replaced. The Fund is rebalanced and reweighted in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or
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sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Consumer Staples Sector Risk. Companies in the consumer staples sector may be adversely affected by changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending. Companies in this sector also are affected by changes in government regulation, world events and economic conditions, as well as natural and man-made disasters and political, social or labor unrest that affect production and distribution of consumer staple products.
Momentum Investing Risk. Momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing therefore emphasizes investing in securities that have had better recent performance compared to other securities, on the theory that these securities will continue to increase in value. Momentum investing is subject to the risk that the securities may be more volatile than the market as a whole. High momentum may also be a sign that the securities’ prices have peaked, and therefore the returns on securities that have previously exhibited price momentum may be less than the returns on other styles of investing. Momentum can turn quickly, and stocks that previously exhibited high momentum may not experience continued positive momentum. The Fund may experience significant losses if momentum stops, reverses or otherwise behaves differently than predicted. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. In addition, investors might seek to trade Fund shares based on their knowledge or understanding of the value of smaller company securities (this is sometimes referred to as “price arbitrage”), which could interfere with the efficient management of the Fund. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all. The relative sizes of companies may change over time as the securities market changes, and the Fund is not required to sell the securities of companies whose market capitalizations have grown or decreased due to market fluctuations.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of
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calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether
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the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to the components of the Underlying Index and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
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Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Portfolio Size Risk. Pursuant to its methodology, the Underlying Index may be composed of a relatively small number of individual securities. Therefore, in seeking to track the returns of the Underlying Index, the Fund typically will hold a similarly small number of securities. To the extent that a significant portion of the Fund’s total assets is invested in a limited number of securities, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund’s NAV than it would if the Fund invested in a greater number of securities.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a
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repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on The Nasdaq Stock Market® LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
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As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since June 2007. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2008. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser for its services an annual fee equal to 0.50% of its average daily net assets (the “Advisory Fee”).
The Fund is responsible for all of its own expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to the Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust or the Adviser and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) on behalf of the Fund pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, offering costs (as defined below), brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of its average daily net assets per year (the “Expense Cap”), at least until August 31, 2028.
The offering costs excluded from the Expense Cap for the Fund are: (a) initial legal fees pertaining to the Shares offered for sale; (b) initial SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.
The Expense Agreement provides that the fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date. This waiver is not subject to recapture.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “PSL.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund
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may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should
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recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.
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Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024	2023	2022
Per Share Operating Performance:
Net asset value at beginning of year	$109.11	$93.79	$88.68	$84.36	$94.26
Net investment income(a)	0.86	0.67	0.90	1.68 (b)	1.21
Net realized and unrealized gain (loss) on investments	3.05	15.31	5.38	4.34	(9.89)
Total from investment operations	3.91	15.98	6.28	6.02	(8.68)
Distributions to shareholders from:
Net investment income	(0.92)	(0.66)	(1.17)	(1.70)	(1.22)
Net asset value at end of year	$112.10	$109.11	$93.79	$88.68	$84.36
Market price at end of year(c)	$112.04	$109.05	$93.81	$88.68	$84.28
Net Asset Value Total Return(d)	3.63%	17.09%	7.16%	7.34%	(9.27)%
Market Price Total Return(d)	3.63%	17.00%	7.18%	7.44%	(9.41)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$84,077	$91,656	$82,539	$121,497	$99,540
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses, prior to Waivers	0.76%	0.74%	0.73%	0.73%	0.73%
Net investment income	0.79%	0.65%	1.03%	2.04%(b)	1.34%
Portfolio turnover rate(e)	80%	104%	102%	135%	94%

(a)	Based on average shares outstanding.
(b)
Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $1.24 and 1.51%, respectively.

(c)	The mean between the last bid and ask prices.
(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
Shares are not sponsored, endorsed, sold or promoted by Dorsey Wright or its affiliates (collectively in this sub-section, “Dorsey Wright”), and Dorsey Wright does not make any representation regarding the advisability of investing in Shares.
There is no relationship between Dorsey Wright and the Adviser other than a license by Dorsey Wright to the Adviser of certain Dorsey Wright trademarks and tradenames, and certain indexes, including the Underlying Index, for use by the Adviser. Such trademarks, trade names and Underlying Indexes have been created and developed by Dorsey Wright without regard to and independently of the Adviser, its businesses, its development of the Fund and/or any prospective investor. The Adviser has arranged with Dorsey Wright  to license ETF investment models such as the Underlying Index based on Point & Figure Analysis for possible inclusion in products which the Adviser independently develops and promotes. The licensing of any model such as the Underlying Index to the Adviser is not an offer to purchase or sell, or a solicitation. A determination that any portion of an investor’s portfolio should be devoted to the Fund with reference to the Underlying Index is a determination made solely by the investment adviser serving the investor or the investor himself, not Dorsey Wright.
Dorsey Wright is not responsible for, and has not participated in, the determination of the prices and amount of Shares, the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. Dorsey Wright has no obligation or liability in connection with the administration of the Trust or marketing of the Shares. Dorsey Wright does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Dorsey Wright shall have no liability for any errors, omissions or interruptions therein. Dorsey Wright makes no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of Shares, or any other person or entity, from the use of the Underlying Index, or any data included therein in connection with the Fund, or for any other use. Dorsey Wright expressly disclaims all warranties and conditions of merchantability, title or fitness for a particular purpose or use, with respect to the Fund or Underlying Index or to any data included therein, except as set forth in the license agreement with the Adviser. Without limiting any of the foregoing, in no event shall Dorsey Wright have any liability for any incidental, special, exemplary, punitive, indirect or consequential damages (including lost profits), however caused and on any theory of liability, whether in contract, strict liability or tort (including negligence or otherwise), resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their
16

accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-PSL-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
PXI	Invesco Dorsey Wright Energy Momentum ETF	The Nasdaq Stock Market LLC
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco Dorsey Wright Energy Momentum ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the Dorsey Wright Energy Technical LeadersTM Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%

Other Expenses	0.35

Total Annual Fund Operating Expenses	0.85

Fee Waiver and/or Expense Reimbursement[1]	0.25

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.60

1
Invesco Capital Management LLC (the “Adviser”) has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2028, and neither the Adviser nor the Fund may discontinue the agreement prior to its expiration. The fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first two years and the Total Annual Fund Operating Expenses thereafter. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$61	$220	$421	$1,001
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 106% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (“Dorsey Wright” or the “Index Provider”) compiles and maintains the Underlying Index, which is composed of at least 30 securities of companies in the energy sector that have powerful relative strength or “momentum” characteristics. Dorsey Wright selects these securities from 2,000 of the largest constituents by market capitalization within the Nasdaq US Benchmark™ Index, a float adjusted market capitalization-weighted index designed to track the performance of the U.S. equity market. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market over a set period or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price as compared to that of a benchmark index.
The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Underlying Index is based on intermediate and long-term price movements of the security as compared to a representative market benchmark index and other eligible securities within the Underlying Index universe.
After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the energy sector, as determined by the Index Provider, for inclusion in the Underlying Index. Companies in the energy sector are principally engaged in the business of producing, distributing or servicing energy-related products, including oil and gas exploration and production, refining, oil services, pipeline, and solar, wind and other non-oil based energy.
The total number of securities in the Underlying Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Underlying Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Underlying Index.
As of June 30, 2026, the Underlying Index was comprised of 47 constituents with market capitalizations ranging from $892.5 million to $567.0 billion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the components of the Underlying Index and in derivatives and other investments that have economic characteristics similar to the components of the Underlying Index (the “80% investment policy”).
Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of April 30, 2026, the Fund had significant exposure to the energy sector. The Fund's portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline,
1

more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Energy Sector Risk. Changes in worldwide energy prices, exploration and production spending, government regulation, armed conflicts, world events, local and international politics, economic conditions, exchange rates, transportation and storage costs and labor relations can affect companies in the energy sector. These companies are also at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism, armed conflicts and natural disasters. Commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, technological developments, geopolitical conflict and related economic sanctions also could affect companies in this sector. Investments in the energy sector may be cyclical and/or highly volatile and subject to swift price fluctuations. Energy markets are subject to both short- and long-term trends that impact demand for and supply of energy commodities. A decrease in the production of energy commodities or a decrease in the volume of such commodities available may adversely impact the financial performance of companies operating in the energy sector. In addition, significant declines in the price of oil may contribute to significant market volatility, which may adversely affect the Fund’s performance.
Momentum Investing Risk. The momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than the returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often
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valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize the realization of capital gains to the extent possible.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	22.50%
Best Quarter	June 30, 2020	46.30%
Worst Quarter	March 31, 2020	-62.58%
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Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	10/12/2006	3.91%	23.01%	4.78%
Return After Taxes on Distributions		3.46	22.48	4.35
Return After Taxes on Distributions and Sale of Fund Shares		2.63	18.93	3.70

Dorsey Wright Energy Technical Leaders™ Index (reflects no deduction for fees, expenses or taxes)		4.47	23.70	5.34

NASDAQ® Composite Index (reflects no deduction for fees, expenses or taxes)		21.14	13.35	17.66

S&P 500® Energy Index (reflects no deduction for fees, expenses or taxes)		8.68	23.78	8.32

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	June 2007

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	August 2008

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of
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their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in the components of the Underlying Index. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
Dorsey Wright Energy Technical LeadersTM Index
The Underlying Index includes securities within a specific sector that demonstrate powerful relative strength or “momentum” characteristics. Such securities are selected for the Underlying Index pursuant to Dorsey Wright’s proprietary methodology, which emphasizes a security’s momentum and takes into account, among other factors, the performance of each of the companies in the eligible universe as compared to benchmark indices.
The Index Provider selects components from an eligible universe of securities that trade on U.S. exchanges. Eligible securities must (i) be one of the 2,000 largest constituents by market capitalization within the Nasdaq US BenchmarkTM Index, (ii) have a minimum three-month average daily dollar trading volume of $1 million, (iii) be classified within the specific sector named in the Underlying Index by Dorsey Wright’s proprietary industry classification system, (iv) be classified as either a common stock or shares of beneficial interest of a real estate investment trust (“REIT”), (v) be issued by a company that has not entered into a definitive agreement or other arrangement that likely would result in the security no longer being eligible for inclusion in the Underlying Index, (vi) be issued by a company that is not currently in bankruptcy proceedings or has not filed for similar protection from creditors, and (vii) be issued by a company that does not have annual financial statements with an audit opinion that is currently withdrawn. Only one security per issuer is permitted; if an issuer has multiple securities, the security selected for possible inclusion in the Underlying Index will be based on Dorsey Wright’s proprietary screening.
The Index Provider assigns a relative strength score to each eligible security based on the security’s intermediate and long-term price movements relative to a representative market benchmark index. The Index Provider ranks the eligible securities within a specific sector by their relative strength score, selects at least 30 securities with the greatest scores in the sector for inclusion in the Underlying Index and then weights each component security based on its relative strength score. Securities with higher scores receive larger weights.
The Underlying Index is rebalanced quarterly on the first trading day in January, April, July and October. At each rebalance, the Index Provider ensures that all securities with weights greater than 5% of the Underlying Index, in the aggregate, do not exceed 25% of the weight of the Underlying Index. If such securities, in the aggregate, exceed 25% of the weight of the Underlying Index, the Index Provider distributes the excess weight from these securities proportionally across the remaining constituents. The Index Provider repeats the process, if necessary, to derive the final weights. If at any time during the year other than a quarterly rebalance, a constituent security no longer meets the eligibility criteria or is otherwise determined to have become ineligible for inclusion in the Underlying Index, the security is removed from the Underlying Index and is not replaced. The Fund is rebalanced and reweighted in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding
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changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Energy Sector Risk. Changes in worldwide energy prices, exploration and production spending, government regulation, armed conflicts, world events, local and international politics, economic conditions, exchange rates, transportation and storage costs and labor relations can affect companies in the energy sector. These companies are also at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism, armed conflicts and natural disasters. Commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, technological developments, geopolitical conflict and related economic sanctions also could affect companies in this sector. Investments in the energy sector may be cyclical and/or highly volatile and subject to swift price fluctuations. Energy markets are subject to both short- and long-term trends that impact demand for and supply of energy commodities. A decrease in the production of energy commodities or a decrease in the volume of such commodities available may adversely impact the financial performance of companies operating in the energy sector. In addition, significant declines in the price of oil may contribute to significant market volatility, which may adversely affect the Fund’s performance.
Companies in the energy sector are subject to extensive government regulation, including contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings. A significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this industry. Energy companies may do business with companies in countries other than the United States. Such companies often operate in countries with less stringent regulatory regimes and countries that have a history of expropriation and/or nationalization, among other adverse policies. Recent global, political and economic events have created greater volatility in the energy sector. In particular, there has been significant market volatility in the crude oil markets as well as the oil futures markets. Such events may create wide fluctuations in the value of companies in this sector, which may affect the value of the Shares.
Momentum Investing Risk. Momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing therefore emphasizes investing in securities that have had better recent performance compared to other securities, on the theory that these securities will continue to increase in value. Momentum investing is subject to the risk that the securities may be more volatile than the market as a whole. High momentum may also be a sign that the securities’ prices have peaked, and therefore the returns on securities that have previously exhibited price momentum may be less than the returns on other styles of investing. Momentum can turn quickly, and stocks that previously exhibited high momentum may not experience continued positive momentum. The Fund may experience significant losses if momentum stops, reverses or otherwise behaves differently than predicted. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is
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typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. In addition, investors might seek to trade Fund shares based on their knowledge or understanding of the value of smaller company securities (this is sometimes referred to as “price arbitrage”), which could interfere with the efficient management of the Fund. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all. The relative sizes of companies may change over time as the securities market changes, and the Fund is not required to sell the securities of companies whose market capitalizations have grown or decreased due to market fluctuations.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index, which may result in a high portfolio turnover rate. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize the realization of capital gains to the extent possible.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has
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a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING
AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to the components of the Underlying Index and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In
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such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk
(sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of
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Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Portfolio Size Risk. Pursuant to its methodology, the Underlying Index may be composed of a relatively small number of individual securities. Therefore, in seeking to track the returns of the Underlying Index, the Fund typically will hold a similarly small number of securities. To the extent that a significant portion of the Fund’s total assets is invested in a limited number of securities, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund’s NAV than it would if the Fund invested in a greater number of securities.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely
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interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on The Nasdaq Stock Market® LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and
Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since June 2007. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2008. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser for its services an annual fee equal to 0.50% of its average daily net assets (the “Advisory Fee”).
The Fund is responsible for all of its own expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to the Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust or the Adviser and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) on behalf of the Fund pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, offering costs (as defined below),
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brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of its average daily net assets per year (the “Expense Cap”), at least until August 31, 2028.
The offering costs excluded from the Expense Cap for the Fund are: (a) initial legal fees pertaining to the Shares offered for sale; (b) initial SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.
The Expense Agreement provides that the fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date. This waiver is not subject to recapture.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “PXI.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.
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Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
■
If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
■
At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
■
If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
■
Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
■
Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or
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non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the
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passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
15

Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024	2023	2022
Per Share Operating Performance:
Net asset value at beginning of year	$38.69	$47.75	$38.75	$42.01	$24.49
Net investment income(a)	0.60	0.79	0.63	1.47	0.32
Net realized and unrealized gain (loss) on investments	22.81	(9.10)	9.03	(3.24)	17.47
Total from investment operations	23.41	(8.31)	9.66	(1.77)	17.79
Distributions to shareholders from:
Net investment income	(0.77)	(0.75)	(0.66)	(1.49)	(0.27)
Net asset value at end of year	$61.33	$38.69	$47.75	$38.75	$42.01
Market price at end of year(b)	$61.35	$38.65	$47.77	$38.73	$42.02
Net Asset Value Total Return(c)	61.16%	(17.60)%	25.14%	(4.42)%	72.99%
Market Price Total Return(c)	61.38%	(17.72)%	25.26%	(4.50)%	72.89%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$84,634	$46,040	$69,722	$95,325	$240,703
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses, prior to Waivers	0.85%	0.78%	0.75%	0.70%	0.70%
Net investment income	1.26%	1.74%	1.44%	3.37%	1.00%
Portfolio turnover rate(d)	106%	96%	171%	147%	115%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
Shares are not sponsored, endorsed, sold or promoted by Dorsey Wright or its affiliates (collectively in this sub-section, “Dorsey Wright”), and Dorsey Wright does not make any representation regarding the advisability of investing in Shares.
There is no relationship between Dorsey Wright and the Adviser other than a license by Dorsey Wright to the Adviser of certain Dorsey Wright trademarks and tradenames, and certain indexes, including the Underlying Index, for use by the Adviser. Such trademarks, trade names and Underlying Indexes have been created and developed by Dorsey Wright without regard to and independently of the Adviser, its businesses, its development of the Fund and/or any prospective investor. The Adviser has arranged with Dorsey Wright  to license ETF investment models such as the Underlying Index based on Point & Figure Analysis for possible inclusion in products which the Adviser independently develops and promotes. The licensing of any model such as the Underlying Index to the Adviser is not an offer to purchase or sell, or a solicitation. A determination that any portion of an investor’s portfolio should be devoted to the Fund with reference to the Underlying Index is a determination made solely by the investment adviser serving the investor or the investor himself, not Dorsey Wright.
Dorsey Wright is not responsible for, and has not participated in, the determination of the prices and amount of Shares, the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. Dorsey Wright has no obligation or liability in connection with the administration of the Trust or marketing of the Shares. Dorsey Wright does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Dorsey Wright shall have no liability for any errors, omissions or interruptions therein. Dorsey Wright makes no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of Shares, or any other person or entity, from the use of the Underlying Index, or any data included therein in connection with the Fund, or for any other use. Dorsey Wright expressly disclaims all warranties and conditions of merchantability, title or fitness for a particular purpose or use, with respect to the Fund or Underlying Index or to any data included therein, except as set forth in the license agreement with the Adviser. Without limiting any of the foregoing, in no event shall Dorsey Wright have any liability for any incidental, special, exemplary, punitive, indirect or consequential damages (including lost profits), however caused and on any theory of liability, whether in contract, strict liability or tort (including negligence or otherwise), resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their
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accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-PXI-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
PFI	Invesco Dorsey Wright Financial Momentum ETF	The Nasdaq Stock Market LLC
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco Dorsey Wright Financial Momentum ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the Dorsey Wright Financials Technical LeadersTM Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%

Other Expenses	0.28

Total Annual Fund Operating Expenses	0.78

Fee Waiver and/or Expense Reimbursement[1]	0.18

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.60

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Invesco Capital Management LLC (the “Adviser”) has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2028, and neither the Adviser nor the Fund may discontinue the agreement prior to its expiration. The fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first two years and the Total Annual Fund Operating Expenses thereafter. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$61	$212	$397	$932
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 153% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (“Dorsey Wright” or the “Index Provider”) compiles and maintains the Underlying Index, which is composed of at least 30 securities of companies in the financials sector that have powerful relative strength or “momentum” characteristics. Dorsey Wright selects these securities from 2,000 of the largest constituents by market capitalization within the Nasdaq US Benchmark™ Index, a float adjusted market capitalization-weighted index designed to track the performance of the U.S. equity market. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market over a set period or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price as compared to that of a benchmark index.
The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Underlying Index is based on intermediate and long-term price movements of the security as compared to a representative market benchmark index and other eligible securities within the Underlying Index universe.
After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the financials sector, as determined by the Index Provider, for inclusion in the Underlying Index. Companies in the financials sector are principally engaged in the business of providing services and products, including banking, investment services, insurance and real estate finance services.
The total number of securities in the Underlying Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Underlying Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Underlying Index.
As of June 30, 2026, the Underlying Index was comprised of 37 constituents with market capitalizations ranging from $1.1 billion to $877.0 billion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the components of the Underlying Index and in derivatives and other investments that have economic characteristics similar to the components of the Underlying Index (the “80% investment policy”).
Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of April 30, 2026, the Fund had significant exposure to the financials sector. The Fund’s portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters,
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widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Financials Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financials sector. Financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Changes in interest rates can have a disproportionate effect on the financials sector, and financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector. Financial services companies have also been affected by increased competition, which could adversely affect the profitability or viability of such companies.
Momentum Investing Risk. The momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than the returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all.
REIT Risk. Real estate investment trusts (“REITs”) are pooled investment vehicles that trade like stocks and invest substantially all of their assets in real estate, and may qualify for special tax considerations. REITs are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. Further, failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the REIT’s shareholders. In addition, REITs may have expenses, including advisory and administration expenses, and REIT shareholders will incur a proportionate share of the underlying expenses.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are
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valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize the realization of capital gains to the extent possible.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	5.93%
Best Quarter	June 30, 2020	18.72%
Worst Quarter	March 31, 2020	-24.04%
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Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	10/12/2006	2.19%	7.94%	8.31%
Return After Taxes on Distributions		2.03	7.37	7.79
Return After Taxes on Distributions and Sale of Fund Shares		1.42	6.07	6.58

Dorsey Wright Financials Technical Leaders™ Index (reflects no deduction for fees, expenses or taxes)		2.82	8.59	8.98

NASDAQ® Composite Index (reflects no deduction for fees, expenses or taxes)		21.14	13.35	17.66

S&P 500® Financials Index (reflects no deduction for fees, expenses or taxes)		15.02	15.27	13.18

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	June 2007

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	August 2008

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of
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their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in the components of the Underlying Index. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
Dorsey Wright Financials Technical LeadersTM Index
The Underlying Index includes securities within a specific sector that demonstrate powerful relative strength or “momentum” characteristics. Such securities are selected for the Underlying Index pursuant to Dorsey Wright’s proprietary methodology, which emphasizes a security’s momentum and takes into account, among other factors, the performance of each of the companies in the eligible universe as compared to benchmark indices.
The Index Provider selects components from an eligible universe of securities that trade on U.S. exchanges. Eligible securities must (i) be one of the 2,000 largest constituents by market capitalization within the Nasdaq US BenchmarkTM Index, (ii) have a minimum three-month average daily dollar trading volume of $1 million, (iii) be classified within the specific sector named in the Underlying Index by Dorsey Wright’s proprietary industry classification system, (iv) be classified as either a common stock or shares of beneficial interest of a REIT, (v) be issued by a company that has not entered into a definitive agreement or other arrangement that likely would result in the security no longer being eligible for inclusion in the Underlying Index, (vi) be issued by a company that is not currently in bankruptcy proceedings or has not filed for similar protection from creditors, and (vii) be issued by a company that does not have annual financial statements with an audit opinion that is currently withdrawn. Only one security per issuer is permitted; if an issuer has multiple securities, the security selected for possible inclusion in the Underlying Index will be based on Dorsey Wright’s proprietary screening.
The Index Provider assigns a relative strength score to each eligible security based on the security’s intermediate and long-term price movements relative to a representative market benchmark index. The Index Provider ranks the eligible securities within a specific sector by their relative strength score, selects at least 30 securities with the greatest scores in the sector for inclusion in the Underlying Index and then weights each component security based on its relative strength score. Securities with higher scores receive larger weights.
The Underlying Index is rebalanced quarterly on the first trading day in January, April, July and October. At each rebalance, the Index Provider ensures that all securities with weights greater than 5% of the Underlying Index, in the aggregate, do not exceed 25% of the weight of the Underlying Index. If such securities, in the aggregate, exceed 25% of the weight of the Underlying Index, the Index Provider distributes the excess weight from these securities proportionally across the remaining constituents. The Index Provider repeats the process, if necessary, to derive the final weights. If at any time during the year other than a quarterly rebalance, a constituent security no longer meets the eligibility criteria or is otherwise determined to have become ineligible for inclusion in the Underlying Index, the security is removed from the Underlying Index and is not replaced. The Fund is rebalanced and reweighted in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding
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changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Financials Sector Risk. Financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Changes in interest rates can have a disproportionate effect on the financials sector, and financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector. Financial services companies have also been affected by increased competition, which could adversely affect the profitability or viability of such companies. In addition, the financials sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions.
Global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region may adversely affect issuers in another country or region, which may adversely affect securities held by the Fund. These circumstances have also decreased liquidity in some markets and may continue to do so. Deterioration of credit markets can have an adverse impact on a broad range of financial markets, and thereby cause certain financial services companies to incur large losses. Certain financial services companies have experienced a decline in the valuation of their assets and even ceased operations.
Momentum Investing Risk. Momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing therefore emphasizes investing in securities that have had better recent performance compared to other securities, on the theory that these securities will continue to increase in value. Momentum investing is subject to the risk that the securities may be more volatile than the market as a whole. High momentum may also be a sign that the securities’ prices have peaked, and therefore the returns on securities that have previously exhibited price momentum may be less than the returns on other styles of investing. Momentum can turn quickly, and stocks that previously exhibited high momentum may not experience continued positive momentum. The
Fund may experience significant losses if momentum stops, reverses or otherwise behaves differently than predicted. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. In addition, investors might seek to trade Fund shares based on their knowledge or understanding of the value of smaller company securities (this is sometimes referred to as “price arbitrage”), which could interfere with the efficient management of the Fund. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an
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investment in a small- or mid-capitalization company, if any gain is realized at all. The relative sizes of companies may change over time as the securities market changes, and the Fund is not required to sell the securities of companies whose market capitalizations have grown or decreased due to market fluctuations.
REIT Risk. The REITs in which the Fund may invest will be subject to risks inherent in the direct ownership of real estate. These risks include, among others: fluctuations in the value of the underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; changes in the availability, cost and terms of mortgage funds; increased competition, property taxes, capital expenditures, or operating expenses; and other occurrences, including the impact of changes in environmental laws that may affect the real estate industry. A REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, or the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The value of a REIT can depend on the structure of and cash flow generated by the REIT. In addition, like mutual funds, REITs have expenses, including advisory and administration fees, that their shareholders pay. As a result, an investor may absorb duplicate levels of fees when the Fund invests in REITs. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing the return to the Fund on its investment in such company. Mortgage REITs lend money to developers and owners of properties and invest primarily in mortgages and similar real estate interests. Mortgage REITs receive interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend funds. Credit risk is the risk that the borrower will not be able to make interest and principal payments on the loan to the REIT when they are due. Mortgage REITs also are subject to the risk that the value of mortgaged properties may be less than the amounts owed on the properties. If a mortgage REIT is required to foreclose on a borrower, the amount recovered in connection with the foreclosure may be less than the amount owed to the mortgage REIT. Mortgage REITs are subject to significant interest rate risk. During periods when interest rates are declining, mortgages are often refinanced or prepaid. Refinancing or prepayment of mortgages may reduce the yield of mortgage REITs. When interest rates decline, however, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In addition, rising interest rates generally increase the costs of obtaining financing, which could cause the value of a mortgage REIT’s investments to decline. A REIT’s investment in adjustable rate obligations may react differently to interest rate changes than an investment in fixed rate obligations. As interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

    Mortgage REITs typically use leverage (and in many cases, may be highly leveraged), which increases investment risk and could adversely affect a REIT’s operations and market value in periods of rising interest rates, increased interest rate volatility, downturns in the economy and reductions in the availability of financing or deterioration in the conditions of the REIT’s mortgage-related assets.
Recently, commercial real estate foreclosures have notably increased due to sustained higher interest rates and the marked prevalence of remote work arrangements in the wake of the COVID-19 pandemic, which has resulted in a waning demand for commercial office space. These developments may also adversely affect the price at which companies can sell real estate, because purchasers may not be able to obtain financing on attractive terms or at all. These developments affecting the real estate industry could adversely affect the real estate companies in which the Fund invests.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index, which may result in a high portfolio turnover rate. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize the realization of capital gains to the extent possible.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not
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applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there
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is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to the components of the Underlying Index and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the
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Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Portfolio Size Risk. Pursuant to its methodology, the Underlying Index may be composed of a relatively small number of individual securities. Therefore, in seeking to track the returns of the Underlying Index, the Fund typically will hold a similarly small number of securities. To the extent that a significant portion of the Fund’s total assets is invested in a limited number of securities, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund’s NAV than it would if the Fund invested in a greater number of securities.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use
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futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on The Nasdaq Stock Market® LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
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Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since June 2007. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2008. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser for its services an annual fee equal to 0.50% of its average daily net assets (the “Advisory Fee”).
The Fund is responsible for all of its own expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to the Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust or the Adviser and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) on behalf of the Fund pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, offering costs (as defined below), brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of its average daily net assets per year (the “Expense Cap”), at least until August 31, 2028.
The offering costs excluded from the Expense Cap for the Fund are: (a) initial legal fees pertaining to the Shares offered for sale; (b) initial SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.
The Expense Agreement provides that the fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date. This waiver is not subject to recapture.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “PFI.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
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The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of
1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Additional Considerations for Investments in Real Estate Securities
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Because of “noncash” expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn the Fund, may distribute this excess cash. Such a distribution is classified as a return of capital. Return of capital distributions generally are not taxable to you. Your cost basis in your Shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.
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Dividends paid to shareholders from the Fund’s investments in U.S. REITs generally will not qualify for taxation at long-term capital gain rates applicable to qualified dividend income.
■
The Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Fund realizes excess inclusion income in excess of certain threshold amounts.
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Under the Tax Cuts and Jobs Act, “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. The Fund may choose to report the special character of “qualified REIT dividends” to a shareholder, provided both the Fund and the shareholder meet certain holding period requirements with respect to their shares.
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The Fund’s foreign shareholders should see the SAI for a discussion of the risks and special tax consequences to them from a sale of a U.S. real property interest by a REIT in which the Fund invests.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
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Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade.
Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024	2023	2022
Per Share Operating Performance:
Net asset value at beginning of year	$52.39	$46.75	$40.67	$45.50	$51.11
Net investment income(a)	0.41	0.45	0.56	0.60	0.75
Net realized and unrealized gain (loss) on investments	5.74	6.77	6.32	(4.74)	(5.61)
Total from investment operations	6.15	7.22	6.88	(4.14)	(4.86)
Distributions to shareholders from:
Net investment income	(0.41)	(1.58)	(0.80)	(0.69)	(0.75)
Net asset value at end of year	$58.13	$52.39	$46.75	$40.67	$45.50
Market price at end of year(b)	$58.17	$52.36	$46.78	$40.63	$45.43
Net Asset Value Total Return(c)	11.77%	15.37%	17.05%	(9.05)%	(9.63)%
Market Price Total Return(c)	11.91%	15.24%	17.24%	(9.00)%	(9.85)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$33,713	$61,296	$53,757	$28,872	$84,170
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses, prior to Waivers	0.78%	0.73%	0.71%	0.79%	0.70%
Net investment income	0.73%	0.83%	1.26%	1.44%	1.44%
Portfolio turnover rate(d)	153%	127%	138%	144%	153%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
Shares are not sponsored, endorsed, sold or promoted by Dorsey Wright or its affiliates (collectively in this sub-section, “Dorsey Wright”), and Dorsey Wright does not make any representation regarding the advisability of investing in Shares.
There is no relationship between Dorsey Wright and the Adviser other than a license by Dorsey Wright to the Adviser of certain Dorsey Wright trademarks and tradenames, and certain indexes, including the Underlying Index, for use by the Adviser. Such trademarks, trade names and Underlying Indexes have been created and developed by Dorsey Wright without regard to and independently of the Adviser, its businesses, its development of the Fund and/or any prospective investor. The Adviser has arranged with Dorsey Wright  to license ETF investment models such as the Underlying Index based on Point & Figure Analysis for possible inclusion in products which the Adviser independently develops and promotes. The licensing of any model such as the Underlying Index to the Adviser is not an offer to purchase or sell, or a solicitation. A determination that any portion of an investor’s portfolio should be devoted to the Fund with reference to the Underlying Index is a determination made solely by the investment adviser serving the investor or the investor himself, not Dorsey Wright.
Dorsey Wright is not responsible for, and has not participated in, the determination of the prices and amount of Shares, the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. Dorsey Wright has no obligation or liability in connection with the administration of the Trust or marketing of the Shares. Dorsey Wright does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Dorsey Wright shall have no liability for any errors, omissions or interruptions therein. Dorsey Wright makes no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of Shares, or any other person or entity, from the use of the Underlying Index, or any data included therein in connection with the Fund, or for any other use. Dorsey Wright expressly disclaims all warranties and conditions of merchantability, title or fitness for a particular purpose or use, with respect to the Fund or Underlying Index or to any data included therein, except as set forth in the license agreement with the Adviser. Without limiting any of the foregoing, in no event shall Dorsey Wright have any liability for any incidental, special, exemplary, punitive, indirect or consequential damages (including lost profits), however caused and on any theory of liability, whether in contract, strict liability or tort (including negligence or otherwise), resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their
17

accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-PFI-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
PTH	Invesco Dorsey Wright Healthcare Momentum ETF	The Nasdaq Stock Market LLC
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco Dorsey Wright Healthcare Momentum ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the Dorsey Wright Healthcare Technical LeadersTM Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%

Other Expenses	0.24

Total Annual Fund Operating Expenses	0.74

Fee Waiver and/or Expense Reimbursement[1]	0.14

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.60

1
Invesco Capital Management LLC (the “Adviser”) has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2028, and neither the Adviser nor the Fund may discontinue the agreement prior to its expiration. The fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first two years and the Total Annual Fund Operating Expenses thereafter. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$61	$208	$383	$891
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 239% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (“Dorsey Wright” or the “Index Provider”) compiles and maintains the Underlying Index, which is composed of at least 30 securities of companies in the health care sector that have powerful relative strength or “momentum” characteristics. Dorsey Wright selects these securities from 2,000 of the largest constituents by market capitalization within the Nasdaq US Benchmark™ Index, a float adjusted market capitalization-weighted index designed to track the performance of the U.S. equity market. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market over a set period or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price as compared to that of a benchmark index.
The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Underlying Index is based on intermediate and long-term price movements of the security as compared to a representative market benchmark index and other eligible securities within the Underlying Index universe.
After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the health care sector, as determined by the Index Provider, for inclusion in the Underlying Index. Companies in the health care sector are principally engaged in the business of providing health care-related products and services, including biotechnology, pharmaceuticals, medical technology and supplies, and facilities.
The total number of securities in the Underlying Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Underlying Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Underlying Index.
As of June 30, 2026, the Underlying Index was comprised of 54 constituents with market capitalizations ranging from $847.7 million to $47.7 billion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the components of the Underlying Index and in derivatives and other investments that have economic characteristics similar to the components of the Underlying Index (the “80% investment policy”).
Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of April 30, 2026, the Fund had significant exposure to the health care sector. The Fund’s portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the
1

Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Health Care Sector Risk. Factors such as extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products, services and facilities, pricing pressure, an increased emphasis on outpatient services, a limited number of products, industry innovation, costs associated with obtaining and protecting patents, product liability and other claims, changes in technologies and other market developments can adversely affect companies in the health care sector.
Momentum Investing Risk. The momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than the returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio
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investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize the realization of capital gains to the extent possible.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	20.02%
Best Quarter	June 30, 2020	43.50%
Worst Quarter	December 31, 2018	-27.55%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	10/12/2006	28.09%	-0.78%	10.79%
Return After Taxes on Distributions		26.57	-1.02	10.66
Return After Taxes on Distributions and Sale of Fund Shares		16.66	-0.69	8.91

Dorsey Wright Healthcare Technical Leaders™ Index (reflects no deduction for fees, expenses or taxes)		28.61	-0.31	11.36

NASDAQ® Composite Index (reflects no deduction for fees, expenses or taxes)		21.14	13.35	17.66

S&P 500® Health Care Index (reflects no deduction for fees, expenses or taxes)		14.60	8.21	9.91

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the
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impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	June 2007

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	August 2008

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in the components of the Underlying Index. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
Dorsey Wright Healthcare Technical LeadersTM Index
The Underlying Index includes securities within a specific sector that demonstrate powerful relative strength or “momentum” characteristics. Such securities are selected for the Underlying Index pursuant to Dorsey Wright’s proprietary methodology, which emphasizes a security’s
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momentum and takes into account, among other factors, the performance of each of the companies in the eligible universe as compared to benchmark indices.
The Index Provider selects components from an eligible universe of securities that trade on U.S. exchanges. Eligible securities must (i) be one of the 2,000 largest constituents by market capitalization within the Nasdaq US BenchmarkTM Index, (ii) have a minimum three-month average daily dollar trading volume of $1 million, (iii) be classified within the specific sector named in the Underlying Index by Dorsey Wright’s proprietary industry classification system, (iv) be classified as either a common stock or shares of beneficial interest of a real estate investment trust (“REIT”), (v) be issued by a company that has not entered into a definitive agreement or other arrangement that likely would result in the security no longer being eligible for inclusion in the Underlying Index, (vi) be issued by a company that is not currently in bankruptcy proceedings or has not filed for similar protection from creditors, and (vii) be issued by a company that does not have annual financial statements with an audit opinion that is currently withdrawn. Only one security per issuer is permitted; if an issuer has multiple securities, the security selected for possible inclusion in the Underlying Index will be based on Dorsey Wright’s proprietary screening.
The Index Provider assigns a relative strength score to each eligible security based on the security’s intermediate and long-term price movements relative to a representative market benchmark index. The Index Provider ranks the eligible securities within a specific sector by their relative strength score, selects at least 30 securities with the greatest scores in the sector for inclusion in the Underlying Index and then weights each component security based on its relative strength score. Securities with higher scores receive larger weights.
The Underlying Index is rebalanced quarterly on the first trading day in January, April, July and October. At each rebalance, the Index Provider ensures that all securities with weights greater than 5% of the Underlying Index, in the aggregate, do not exceed 25% of the weight of the Underlying Index. If such securities, in the aggregate, exceed 25% of the weight of the Underlying Index, the Index Provider distributes the excess weight from these securities proportionally across the remaining constituents. The Index Provider repeats the process, if necessary, to derive the final weights. If at any time during the year other than a quarterly rebalance, a constituent security no longer meets the eligibility criteria or is otherwise determined to have become ineligible for inclusion in the Underlying Index, the security is removed from the Underlying Index and is not replaced. The Fund is rebalanced and reweighted in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such
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industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Health Care Sector Risk. Factors that may affect the profitability of companies in the health care sector include extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products, services and facilities, pricing pressure, an increased emphasis on outpatient services, a limited number of products and product obsolescence due to industry innovation, changes in technologies and other market developments. A major source of revenue for the health care sector is payments from Medicare and Medicaid programs. As a result, the sector is sensitive to legislative changes and reductions in governmental spending for such programs, as well as state or local health care reform measures. Companies in the health care sector depend heavily on patent protection. The process of obtaining patent approval can be long and costly, and the expiration of patents may adversely affect the profitability of companies in this sector. Health care companies also are subject to extensive litigation based on product liability and similar claims. Health care companies are subject to competitive forces that may make raising prices difficult and, at times, may result in price discounting. In addition, companies in the health care sector may be thinly capitalized and therefore may be susceptible to product obsolescence.
Momentum Investing Risk. Momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing therefore emphasizes investing in securities that have had better recent performance compared to other securities, on the theory that these securities will continue to increase in value. Momentum investing is subject to the risk that the securities may be more volatile than the market as a whole. High momentum may also be a sign that the securities’ prices have peaked, and therefore the returns on securities that have previously exhibited price momentum may be less than the returns on other styles of investing. Momentum can turn quickly, and stocks that previously exhibited high momentum may not experience continued positive momentum. The Fund may experience significant losses if momentum stops, reverses or otherwise behaves differently than predicted. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. In addition, investors might seek to trade Fund shares based on their knowledge or understanding of the value of smaller company securities (this is sometimes referred to as “price arbitrage”), which could interfere with the efficient management of the Fund. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all. The relative sizes of companies may change over time as the securities market changes, and the Fund is not required to sell the securities of companies whose market capitalizations have grown or decreased due to market fluctuations.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or
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volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index, which may result in a high portfolio turnover rate. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize the realization of capital gains to the extent possible.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading
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volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to the components of the Underlying Index and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in
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financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the
Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are
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required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on The Nasdaq Stock Market® LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
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The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since June 2007. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2008. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser for its services an annual fee equal to 0.50% of its average daily net assets (the “Advisory Fee”).
The Fund is responsible for all of its own expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to the Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust or the Adviser and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) on behalf of the Fund pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, offering costs (as defined below), brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of its average daily net assets per year (the “Expense Cap”), at least until August 31, 2028.
The offering costs excluded from the Expense Cap for the Fund are: (a) initial legal fees pertaining to the Shares offered for sale; (b) initial SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.
The Expense Agreement provides that the fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date. This waiver is not subject to recapture.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
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Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “PTH.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or
“adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the
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aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

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PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024(a)	2023(a)	2022(a)
Per Share Operating Performance:
Net asset value at beginning of year	$40.13	$40.50	$39.99	$40.53	$52.12
Net investment income (loss)(b)	(0.18)	(0.05)	(0.07)	(0.01)	(0.24)
Net realized and unrealized gain (loss) on investments	12.17	(0.29)	0.58 (c)	(0.53)	(11.35)
Total from investment operations	11.99	(0.34)	0.51	(0.54)	(11.59)
Distributions to shareholders from:
Net investment income	(1.53)	(0.03)	-	-	-
Net asset value at end of year	$50.59	$40.13	$40.50	$39.99	$40.53
Market price at end of year(d)	$50.57	$40.08	$40.50	$39.97	$40.50
Net Asset Value Total Return(e)	29.85%	(0.86)%	1.28%	(1.34)%	(22.24)%
Market Price Total Return(e)	29.97%	(0.98)%	1.32%	(1.31)%	(22.18)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$120,908	$108,751	$136,903	$181,144	$273,584
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses, prior to Waivers	0.74%	0.72%	0.71%	0.71%	0.68%
Net investment income (loss)	(0.41)%	(0.10)%	(0.18)%	(0.02)%	(0.47)%
Portfolio turnover rate(f)	239%	221%	265%	219%	204%

(a)	Per share amounts have been adjusted to reflect a three-for-one stock split effective after the close of business on July 14, 2023.
(b)	Based on average shares outstanding.
(c)
Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(d)	The mean between the last bid and ask prices.
(e)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
Shares are not sponsored, endorsed, sold or promoted by Dorsey Wright or its affiliates (collectively in this sub-section, “Dorsey Wright”), and Dorsey Wright does not make any representation regarding the advisability of investing in Shares.
There is no relationship between Dorsey Wright and the Adviser other than a license by Dorsey Wright to the Adviser of certain Dorsey Wright trademarks and tradenames, and certain indexes, including the Underlying Index, for use by the Adviser. Such trademarks, trade names and Underlying Indexes have been created and developed by Dorsey Wright without regard to and independently of the Adviser, its businesses, its development of the Fund and/or any prospective investor. The Adviser has arranged with Dorsey Wright  to license ETF investment models such as the Underlying Index based on Point & Figure Analysis for possible inclusion in products which the Adviser independently develops and promotes. The licensing of any model such as the Underlying Index to the Adviser is not an offer to purchase or sell, or a solicitation. A determination that any portion of an investor’s portfolio should be devoted to the Fund with reference to the Underlying Index is a determination made solely by the investment adviser serving the investor or the investor himself, not Dorsey Wright.
Dorsey Wright is not responsible for, and has not participated in, the determination of the prices and amount of Shares, the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. Dorsey Wright has no obligation or liability in connection with the administration of the Trust or marketing of the Shares. Dorsey Wright does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Dorsey Wright shall have no liability for any errors, omissions or interruptions therein. Dorsey Wright makes no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of Shares, or any other person or entity, from the use of the Underlying Index, or any data included therein in connection with the Fund, or for any other use. Dorsey Wright expressly disclaims all warranties and conditions of merchantability, title or fitness for a particular purpose or use, with respect to the Fund or Underlying Index or to any data included therein, except as set forth in the license agreement with the Adviser. Without limiting any of the foregoing, in no event shall Dorsey Wright have any liability for any incidental, special, exemplary, punitive, indirect or consequential damages (including lost profits), however caused and on any theory of liability, whether in contract, strict liability or tort (including negligence or otherwise), resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their
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accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-PTH-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
PRN	Invesco Dorsey Wright Industrials Momentum ETF	The Nasdaq Stock Market LLC
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco Dorsey Wright Industrials Momentum ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the Dorsey Wright Industrials Technical LeadersTM Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%

Other Expenses	0.19

Total Annual Fund Operating Expenses	0.69

Fee Waiver and/or Expense Reimbursement[1]	0.09

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.60

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Invesco Capital Management LLC (the “Adviser”) has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2028, and neither the Adviser nor the Fund may discontinue the agreement prior to its expiration. The fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first two years and the Total Annual Fund Operating Expenses thereafter. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$61	$202	$366	$841
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 154% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (“Dorsey Wright” or the “Index Provider”) compiles and maintains the Underlying Index, which is composed of at least 30 securities of companies in the industrials sector that have powerful relative strength or “momentum” characteristics. Dorsey Wright selects these securities from 2,000 of the largest constituents by market capitalization within the Nasdaq US Benchmark™ Index, a float adjusted market capitalization-weighted index designed to track the performance of the U.S. equity market. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market over a set period or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price as compared to that of a benchmark index.
The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Underlying Index is based on intermediate and long-term price movements of the security as compared to a representative market benchmark index and other eligible securities within the Underlying Index universe.
After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the industrials sector, as determined by the Index Provider, for inclusion in the Underlying Index. Companies in the industrials sector are principally engaged in the business of providing industrial products and services, including engineering, heavy machinery, construction, electrical equipment, aerospace and defense and general manufacturing products and services.
The total number of securities in the Underlying Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Underlying Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Underlying Index.
As of June 30, 2026, the Underlying Index was comprised of 44 constituents with market capitalizations ranging from $929.1 million to $490.0 billion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the components of the Underlying Index and in derivatives and other investments that have economic characteristics similar to the components of the Underlying Index (the “80% investment policy”).
Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of April 30, 2026, the Fund had significant exposure to the industrials sector. The Fund’s portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the
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Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Industrials Sector Risk. Changes in government regulation, world events and economic conditions may adversely affect companies in the industrials sector. In addition, these companies are at risk for environmental and product liability damage claims. Industrial companies also may be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, trade disputes, supply chain and distribution disruptions, cyberattacks, increased competition, depletion of resources, obsolescence due to rapid technological developments and frequent new product introduction, consolidation, excess capacity, consumer preferences and spending trends, overall capital spending levels, business cycle fluctuations, labor relations and changes in the supply of and demand for their specific products or services or for industrials sector products in general.
Momentum Investing Risk. The momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than the returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to
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fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize the realization of capital gains to the extent possible.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	49.35%
Best Quarter	June 30, 2020	22.71%
Worst Quarter	December 31, 2018	-19.99%
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Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	10/12/2006	13.79%	13.98%	15.14%
Return After Taxes on Distributions		13.73	13.87	15.02
Return After Taxes on Distributions and Sale of Fund Shares		8.19	11.21	12.82

Dorsey Wright Industrials Technical Leaders™ Index (reflects no deduction for fees, expenses or taxes)		14.48	14.62	15.82

NASDAQ® Composite Index (reflects no deduction for fees, expenses or taxes)		21.14	13.35	17.66

S&P 500® Industrials Index (reflects no deduction for fees, expenses or taxes)		19.42	13.66	13.02

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	June 2007

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	August 2008

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of
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their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in the components of the Underlying Index. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
Dorsey Wright Industrials Technical LeadersTM Index
The Underlying Index includes securities within a specific sector that demonstrate powerful relative strength or “momentum” characteristics. Such securities are selected for the Underlying Index pursuant to Dorsey Wright’s proprietary methodology, which emphasizes a security’s momentum and takes into account, among other factors, the performance of each of the companies in the eligible universe as compared to benchmark indices.
The Index Provider selects components from an eligible universe of securities that trade on U.S. exchanges. Eligible securities must (i) be one of the 2,000 largest constituents by market capitalization within the Nasdaq US BenchmarkTM Index, (ii) have a minimum three-month average daily dollar trading volume of $1 million, (iii) be classified within the specific sector named in the Underlying Index by Dorsey Wright’s proprietary industry classification system, (iv) be classified as either a common stock or shares of beneficial interest of a real estate investment trust (“REIT”), (v) be issued by a company that has not entered into a definitive agreement or other arrangement that likely would result in the security no longer being eligible for inclusion in the Underlying Index, (vi) be issued by a company that is not currently in bankruptcy proceedings or has not filed for similar protection from creditors, and (vii) be issued by a company that does not have annual financial statements with an audit opinion that is currently withdrawn. Only one security per issuer is permitted; if an issuer has multiple securities, the security selected for possible inclusion in the Underlying Index will be based on Dorsey Wright’s proprietary screening.
The Index Provider assigns a relative strength score to each eligible security based on the security’s intermediate and long-term price movements relative to a representative market benchmark index. The Index Provider ranks the eligible securities within a specific sector by their relative strength score, selects at least 30 securities with the greatest scores in the sector for inclusion in the Underlying Index and then weights each component security based on its relative strength score. Securities with higher scores receive larger weights.
The Underlying Index is rebalanced quarterly on the first trading day in January, April, July and October. At each rebalance, the Index Provider ensures that all securities with weights greater than 5% of the Underlying Index, in the aggregate, do not exceed 25% of the weight of the Underlying Index. If such securities, in the aggregate, exceed 25% of the weight of the Underlying Index, the Index Provider distributes the excess weight from these securities proportionally across the remaining constituents. The Index Provider repeats the process, if necessary, to derive the final weights. If at any time during the year other than a quarterly rebalance, a constituent security no longer meets the eligibility criteria or is otherwise determined to have become ineligible for inclusion in the Underlying Index, the security is removed from the Underlying Index and is not replaced. The Fund is rebalanced and reweighted in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding
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changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Industrials Sector Risk. Changes in government regulation, world events and economic conditions may adversely affect the companies in the industrials sector. In addition, these companies are at risk for environmental and product liability damage claims. Industrial companies also may be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, supply chain and distribution disruptions, cyberattacks, increased competition, depletion of resources, obsolescence due to rapid technological developments and frequent new product introduction, consolidation, excess capacity, consumer preferences and spending trends, overall capital spending levels, labor relations and changes in the supply of and demand for their specific products or services or for industrials sector products in general. Furthermore, changes in government spending policies, trade restrictions and tariffs as well as broader geopolitical developments could adversely affect industrials companies.
Momentum Investing Risk. Momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing therefore emphasizes investing in securities that have had better recent performance compared to other securities, on the theory that these securities will continue to increase in value. Momentum investing is subject to the risk that the securities may be more volatile than the market as a whole. High momentum may also be a sign that the securities’ prices have peaked, and therefore the returns on securities that have previously exhibited price momentum may be less than the returns on other styles of investing. Momentum can turn quickly, and stocks that previously exhibited high momentum may not experience continued positive momentum. The Fund may experience significant losses if momentum stops, reverses or otherwise behaves differently than predicted. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. In addition, investors might seek to trade Fund shares based on their knowledge or understanding of the value of smaller company securities (this is sometimes referred to as “price arbitrage”), which could interfere with the efficient management of the Fund. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all. The relative sizes of companies may change over time as the securities market changes, and the Fund is not required to sell the securities of companies whose market capitalizations have grown or decreased due to market fluctuations.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions,
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competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index, which may result in a high portfolio turnover rate. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize the realization of capital gains to the extent possible.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no
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assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to the components of the Underlying Index and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater
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susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund
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invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Portfolio Size Risk. Pursuant to its methodology, the Underlying Index may be composed of a relatively small number of individual securities. Therefore, in seeking to track the returns of the Underlying Index, the Fund typically will hold a similarly small number of securities. To the extent that a significant portion of the Fund’s total assets is invested in a limited number of securities, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund’s NAV than it would if the Fund invested in a greater number of securities.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on The Nasdaq Stock Market® LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.
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Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since June 2007. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2008. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser for its services an annual fee equal to 0.50% of its average daily net assets (the “Advisory Fee”).
The Fund is responsible for all of its own expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to the Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust or the Adviser and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) on behalf of the Fund pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, offering costs (as defined below), brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of its average daily net assets per year (the “Expense Cap”), at least until August 31, 2028.
The offering costs excluded from the Expense Cap for the Fund are: (a) initial legal fees pertaining to the Shares offered for sale; (b) initial SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.
The Expense Agreement provides that the fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an
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affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date. This waiver is not subject to recapture.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “PRN.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent
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information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that
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generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference
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between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024	2023	2022
Per Share Operating Performance:
Net asset value at beginning of year	$137.07	$131.63	$94.44	$90.58	$102.57
Net investment income (loss)(a)	(0.19)	0.43	0.39	0.83	0.14
Net realized and unrealized gain (loss) on investments	95.19	5.54 (b)	37.29	3.91	(11.97)
Total from investment operations	95.00	5.97	37.68	4.74	(11.83)
Distributions to shareholders from:
Net investment income	(0.28)	(0.53)	(0.49)	(0.88)	(0.16)
Net asset value at end of year	$231.79	$137.07	$131.63	$94.44	$90.58
Market price at end of year(c)	$231.83	$136.97	$131.74	$94.45	$90.42
Net Asset Value Total Return(d)	69.39%	4.49%	40.00%	5.32%	(11.56)%
Market Price Total Return(d)	69.54%	4.33%	40.11%	5.52%	(11.64)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$403,307	$319,376	$219,822	$128,443	$173,908
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses, prior to Waivers	0.69%	0.69%	0.61%	0.65%	0.63%
Net investment income (loss)	(0.11)%	0.29%	0.34%	0.92%	0.13%
Portfolio turnover rate(e)	154%	152%	78%	142%	152%

(a)	Based on average shares outstanding.
(b)
Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(c)	The mean between the last bid and ask prices.
(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
Shares are not sponsored, endorsed, sold or promoted by Dorsey Wright or its affiliates (collectively in this sub-section, “Dorsey Wright”), and Dorsey Wright does not make any representation regarding the advisability of investing in Shares.
There is no relationship between Dorsey Wright and the Adviser other than a license by Dorsey Wright to the Adviser of certain Dorsey Wright trademarks and tradenames, and certain indexes, including the Underlying Index, for use by the Adviser. Such trademarks, trade names and Underlying Indexes have been created and developed by Dorsey Wright without regard to and independently of the Adviser, its businesses, its development of the Fund and/or any prospective investor. The Adviser has arranged with Dorsey Wright  to license ETF investment models such as the Underlying Index based on Point & Figure Analysis for possible inclusion in products which the Adviser independently develops and promotes. The licensing of any model such as the Underlying Index to the Adviser is not an offer to purchase or sell, or a solicitation. A determination that any portion of an investor’s portfolio should be devoted to the Fund with reference to the Underlying Index is a determination made solely by the investment adviser serving the investor or the investor himself, not Dorsey Wright.
Dorsey Wright is not responsible for, and has not participated in, the determination of the prices and amount of Shares, the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. Dorsey Wright has no obligation or liability in connection with the administration of the Trust or marketing of the Shares. Dorsey Wright does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Dorsey Wright shall have no liability for any errors, omissions or interruptions therein. Dorsey Wright makes no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of Shares, or any other person or entity, from the use of the Underlying Index, or any data included therein in connection with the Fund, or for any other use. Dorsey Wright expressly disclaims all warranties and conditions of merchantability, title or fitness for a particular purpose or use, with respect to the Fund or Underlying Index or to any data included therein, except as set forth in the license agreement with the Adviser. Without limiting any of the foregoing, in no event shall Dorsey Wright have any liability for any incidental, special, exemplary, punitive, indirect or consequential damages (including lost profits), however caused and on any theory of liability, whether in contract, strict liability or tort (including negligence or otherwise), resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their
17

accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-PRN-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
PDP	Invesco Dorsey Wright Momentum ETF	The Nasdaq Stock Market LLC
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco Dorsey Wright Momentum ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the Dorsey Wright Technical LeadersTM Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%

Other Expenses	0.12

Total Annual Fund Operating Expenses	0.62

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$63	$199	$346	$774
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 154% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (“Dorsey Wright” or the “Index Provider”) compiles and maintains the Underlying Index, which is composed of approximately 100 securities from the Nasdaq US Large CapTM Index or Nasdaq US Mid CapTM Index. Dorsey Wright selects securities for the Underlying Index pursuant to a proprietary selection methodology that is designed to identify companies that demonstrate powerful relative strength or “momentum” characteristics. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market over a set period or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price as compared to that of a representative market benchmark index.
The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Underlying Index is based on intermediate and long-term price movements of the security as compared to a representative benchmark index.
After giving each eligible security a momentum score, the Index Provider selects approximately 100 securities with the highest momentum scores for inclusion in the Underlying Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Underlying Index.
As of June 30, 2026, the Underlying Index was comprised of 100 constituents with market capitalizations ranging from $8.9 billion to $4.3 trillion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
The Fund intends to be “diversified,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), to the extent that the Underlying Index is diversified. The Fund may become “non-diversified” as defined in the 1940 Act solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Should the Fund become “non-diversified,” it will no longer be required to meet certain diversification requirements under the 1940 Act and may invest a greater portion of its assets in securities of a small group of issuers or in any one individual issuer than can a diversified fund. Shareholder approval will not be sought when the Fund crosses from diversified to non-diversified status solely due to a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. In seeking to track the Underlying Index, the Fund was managed as diversified as of April 30, 2026.
In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the components of the Underlying Index and in derivatives and other investments that have economic characteristics similar to the components of the Underlying Index (the “80% investment policy”).
Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of April 30, 2026, the Fund had significant exposure to the industrials sector. The Fund’s portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
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During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Momentum Investing Risk. The momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than the returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Industrials Sector Risk. Changes in government regulation, world events and economic conditions may adversely affect companies in the industrials sector. In addition, these companies are at risk for environmental and product liability damage claims. Industrial companies also may be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, trade disputes, supply chain and distribution disruptions, cyberattacks, increased competition, depletion of resources, obsolescence due to rapid technological developments and frequent new product introduction, consolidation, excess capacity, consumer preferences and spending trends, overall capital spending levels, business cycle fluctuations, labor relations and changes in the supply of and demand for their specific products or services or for industrials sector products in general.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies typically involves greater risk than is associated with investing in securities of larger, more established companies. Mid-capitalization companies’ securities may be more volatile and less liquid than those of larger, more established companies and may have returns that vary, sometimes significantly, from the overall securities market. Mid-capitalization companies may have less experienced management, more limited product and market diversification, and fewer financial resources compared to larger capitalization companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the
2

in-kind creation and redemption mechanism (described below) to minimize the realization of capital gains to the extent possible.
Non-Diversification Risk. To the extent the Fund becomes non-diversified, the Fund may invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser, Invesco Capital Management LLC (the “Adviser”), seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	30.63%
Best Quarter	June 30, 2020	24.71%
Worst Quarter	December 31, 2018	-18.58%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	3/1/2007	8.25%	6.08%	11.22%
Return After Taxes on Distributions		8.20	6.02	11.14
Return After Taxes on Distributions and Sale of Fund Shares		4.91	4.74	9.32

Dorsey Wright Technical Leaders™ Index (reflects no deduction for fees, expenses or taxes)		8.93	6.74	11.91

NASDAQ® Composite Index (reflects no deduction for fees, expenses or taxes)		21.14	13.35	17.66

Russell 3000® Growth Index (reflects no deduction for fees, expenses or taxes)		18.15	14.59	17.59

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
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Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	June 2007

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	August 2008

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in the components of the Underlying Index. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
Dorsey Wright Technical LeadersTM Index
The Underlying Index includes securities that demonstrate powerful relative strength or “momentum” characteristics. Such securities are selected for the Underlying Index pursuant to Dorsey Wright’s proprietary methodology, which emphasizes a security’s momentum and takes into account, among other factors, the performance of each of the companies in the eligible universe as compared to benchmark indices.
The Index Provider selects components from an eligible universe of securities that trade on U.S. exchanges. Eligible securities must (i) be included in the Nasdaq US Large CapTM Index or the Nasdaq US Mid CapTM Index, (ii) have a minimum three-month average daily dollar trading volume of $1 million, (iii) be classified as either a common stock or shares of beneficial interest of a real estate investment trust (“REIT”), (iv) be issued by a company that has not entered into a definitive agreement or other
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arrangement that likely would result in the security no longer being eligible for inclusion in the Underlying Index, (v) be issued by a company that is not currently in bankruptcy proceedings or has not filed for similar protection from creditors, and (vi) be issued by a company that does not have annual financial statements with an audit opinion that is currently withdrawn. There are no sector constraints placed on the Underlying Index. Only one security per issuer is permitted; if an issuer has multiple securities, the security selected for possible inclusion in the Underlying Index will be based on Dorsey Wright’s proprietary screening.
The Index Provider assigns a relative strength score to each eligible security based on the security’s intermediate and long-term price movements relative to a representative market benchmark index. The Index Provider then ranks the eligible securities by their relative strength score, selects approximately 100 securities with the greatest scores for inclusion in the Underlying Index and then weights each component security based on its relative strength score. Securities with higher scores receive larger weights.
The Underlying Index is rebalanced quarterly on the first trading day in January, April, July and October. At each rebalance, the Index Provider ensures that all securities with weights greater than 5% of the Underlying Index, in the aggregate, do not exceed 25% of the weight of the Underlying Index. If such securities, in the aggregate, exceed 25% of the weight of the Underlying Index, the Index Provider distributes the excess weight from these securities proportionally across the remaining constituents. The Index Provider repeats the process, if necessary, to derive the final weights. If at any time during the year other than a quarterly rebalance, a constituent security no longer meets the eligibility criteria, or is otherwise determined to have become ineligible for inclusion in the Underlying Index, the security is removed from the Underlying Index and is not replaced. The Fund is rebalanced and reweighted in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Momentum Investing Risk. Momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing therefore emphasizes investing in securities that have had better recent performance compared to other securities, on the theory that these securities will continue to increase in value. Momentum investing is subject to the risk that the securities may be more volatile than the market as a whole. High momentum may also be a sign that the securities’ prices have peaked, and therefore the returns on securities that have previously exhibited price momentum may be less than the returns on other styles of investing. Momentum can turn quickly, and stocks that previously exhibited high momentum may not experience continued positive momentum. The Fund may experience significant losses if momentum stops, reverses or otherwise behaves differently than predicted. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry
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group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry, competition for resources, adverse labor relations, political or world events, obsolescence of technologies, and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Industrials Sector Risk. Changes in government regulation, world events and economic conditions may adversely affect the companies in the industrials sector. In addition, these companies are at risk for environmental and product liability damage claims. Industrial companies also may be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, supply chain and distribution disruptions, cyberattacks, increased competition, depletion of resources, obsolescence due to rapid technological developments and frequent new product introduction, consolidation, excess capacity, consumer preferences and spending trends, overall capital spending levels, labor relations and changes in the supply of and demand for their specific products or services or for industrials sector products in general. Furthermore, changes in government spending policies, trade restrictions and tariffs as well as broader geopolitical developments could adversely affect industrials companies.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Securities of mid-capitalization companies tend to be more vulnerable to changing market conditions and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and thinly traded (that is, less liquid) than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market.
Often, mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions. In addition, mid-capitalization companies are typically less financially stable than larger, more established companies, and they may depend on a small number of essential personnel, making them more vulnerable to loss of personnel. Mid-capitalization companies also normally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments concerning their products. As such, mid-capitalization companies typically are more likely to be adversely affected than large-capitalization companies by changes in earnings results, business prospects, investor expectations or poor economic or market conditions.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could
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incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index, which may result in a high portfolio turnover rate. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize the realization of capital gains to the extent possible.
Non-Diversification Risk. To the extent the Fund becomes non-diversified, the Fund may invest a greater portion of its assets in the obligations or securities of a small number of issuers or a single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error,
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processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to the components of the Underlying Index and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an
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underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the
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Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on The Nasdaq Stock Market® LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.
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Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since June 2007. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2008. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser for its services an annual fee equal to 0.50% of its average daily net assets (the “Advisory Fee”).
The Fund is responsible for all of its own expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to the Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust or the Adviser and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) on behalf of the Fund pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, licensing fees, offering costs (as defined below), brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of its average daily net assets per year (the “Expense Cap”), at least until August 31, 2028.
The offering costs excluded from the Expense Cap for the Fund are: (a) initial legal fees pertaining to the Shares offered for sale; (b) initial SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.
The Expense Agreement provides that the fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date. This waiver is not subject to recapture.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “PDP.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
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Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
■
If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for
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personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024	2023	2022
Per Share Operating Performance:
Net asset value at beginning of year	$100.18	$92.66	$75.23	$74.56	$87.48
Net investment income (loss)(a)	(0.13)	0.08	0.16	0.51	(0.12)
Net realized and unrealized gain (loss) on investments	36.80	7.62	17.53	0.61	(12.80)
Total from investment operations	36.67	7.70	17.69	1.12	(12.92)
Distributions to shareholders from:
Net investment income	(0.16)	(0.18)	(0.26)	(0.45)	-
Net asset value at end of year	$136.69	$100.18	$92.66	$75.23	$74.56
Market price at end of year(b)	$136.70	$100.02	$92.63	$75.20	$74.53
Net Asset Value Total Return(c)	36.64%	8.29%	23.56%	1.52%	(14.77)%
Market Price Total Return(c)	36.86%	8.16%	23.57%	1.52%	(14.77)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,469,366	$1,185,169	$1,187,918	$1,014,810	$1,226,528
Ratio to average net assets of:
Expenses	0.62%	0.62%	0.62%	0.62%	0.62%
Net investment income (loss)	(0.11)%	0.08%	0.20%	0.69%	(0.14)%
Portfolio turnover rate(d)	154%	109%	97%	140%	173%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
Shares are not sponsored, endorsed, sold or promoted by Dorsey Wright or its affiliates (collectively in this sub-section, “Dorsey Wright”), and Dorsey Wright does not make any representation regarding the advisability of investing in Shares.
There is no relationship between Dorsey Wright and the Adviser other than a license by Dorsey Wright to the Adviser of certain Dorsey Wright trademarks and tradenames, and certain indexes, including the Underlying Index, for use by the Adviser. Such trademarks, trade names and Underlying Indexes have been created and developed by Dorsey Wright without regard to and independently of the Adviser, its businesses, its development of the Fund and/or any prospective investor. The Adviser has arranged with Dorsey Wright  to license ETF investment models such as the Underlying Index based on Point & Figure Analysis for possible inclusion in products which the Adviser independently develops and promotes. The licensing of any model such as the Underlying Index to the Adviser is not an offer to purchase or sell, or a solicitation. A determination that any portion of an investor’s portfolio should be devoted to the Fund with reference to the Underlying Index is a determination made solely by the investment adviser serving the investor or the investor himself, not Dorsey Wright.
Dorsey Wright is not responsible for, and has not participated in, the determination of the prices and amount of Shares, the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. Dorsey Wright has no obligation or liability in connection with the administration of the Trust or marketing of the Shares. Dorsey Wright does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Dorsey Wright shall have no liability for any errors, omissions or interruptions therein. Dorsey Wright makes no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of Shares, or any other person or entity, from the use of the Underlying Index, or any data included therein in connection with the Fund, or for any other use. Dorsey Wright expressly disclaims all warranties and conditions of merchantability, title or fitness for a particular purpose or use, with respect to the Fund or Underlying Index or to any data included therein, except as set forth in the license agreement with the Adviser. Without limiting any of the foregoing, in no event shall Dorsey Wright have any liability for any incidental, special, exemplary, punitive, indirect or consequential damages (including lost profits), however caused and on any theory of liability, whether in contract, strict liability or tort (including negligence or otherwise), resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their
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accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-PDP-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
PTF	Invesco Dorsey Wright Technology Momentum ETF	The Nasdaq Stock Market LLC
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco Dorsey Wright Technology Momentum ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the Dorsey Wright Technology Technical LeadersTM Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%

Other Expenses	0.19

Total Annual Fund Operating Expenses	0.69

Fee Waiver and/or Expense Reimbursement[1]	0.09

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.60

1
Invesco Capital Management LLC (the “Adviser”) has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2028, and neither the Adviser nor the Fund may discontinue the agreement prior to its expiration. The fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first two years and the Total Annual Fund Operating Expenses thereafter. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$61	$202	$366	$841
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 217% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (“Dorsey Wright” or the “Index Provider”) compiles and maintains the Underlying Index, which is composed of at least 30 securities of companies in the technology sector that have powerful relative strength or “momentum” characteristics. Dorsey Wright selects these securities from 2,000 of the largest constituents by market capitalization within the Nasdaq US Benchmark™ Index, a float adjusted market capitalization-weighted index designed to track the performance of the U.S. equity market. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market over a set period or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price as compared to that of a benchmark index.
The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Underlying Index is based on intermediate and long-term price movements of the security as compared to a representative market benchmark index and other eligible securities within the Underlying Index universe.
After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the technology sector, as determined by the Index Provider, for inclusion in the Underlying Index. Companies in the technology sector are principally engaged in the business of providing technology-related products and services, including computer hardware and software, Internet, electronics and semiconductors, and wireless communication technologies.
The total number of securities in the Underlying Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Underlying Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Underlying Index.
As of June 30, 2026, the Underlying Index was comprised of 37 constituents with market capitalizations ranging from $1.3 billion to $1.3 trillion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the components of the Underlying Index and in derivatives and other investments that have economic characteristics similar to the components of the Underlying Index (the “80% investment policy”).
Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of April 30, 2026, the Fund had significant exposure to the information technology sector. The Fund’s portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the
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Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Information Technology Sector Risk. Information technology companies are subject to intense competition, and their products are at risk of rapid obsolescence, which make the prices of securities issued by these companies particularly volatile. Product obsolescence can result from rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Factors that may also significantly affect the market value of securities of issuers in the information technology sector include the failure to obtain, or delays in obtaining, financing or regulatory approval, product incompatibility, changing consumer preferences, increased government scrutiny, high required corporate capital expenditure for research and development or infrastructure and development of new products, and competition from alternative technologies. Information technology companies are also heavily dependent on patent and other intellectual property rights, and the loss or impairment of these rights may adversely affect the company's profitability.
Momentum Investing Risk. The momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than the returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable
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than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize the realization of capital gains to the extent possible.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	78.53%
Best Quarter	June 30, 2020	43.86%
Worst Quarter	June 30, 2022	-21.36%
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Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	10/12/2006	5.53%	10.33%	19.26%
Return After Taxes on Distributions		5.41	10.30	19.23
Return After Taxes on Distributions and Sale of Fund Shares		3.25	8.20	16.65

Dorsey Wright Technology Technical Leaders™ Index (reflects no deduction for fees, expenses or taxes)		6.05	10.92	19.90

NASDAQ® Composite Index (reflects no deduction for fees, expenses or taxes)		21.14	13.35	17.66

S&P 500® Information Technology Index (reflects no deduction for fees, expenses or taxes)		24.04	20.91	24.30

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	June 2007

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	August 2008

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of
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their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in the components of the Underlying Index. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
Dorsey Wright Technology Technical LeadersTM Index
The Underlying Index includes securities within a specific sector that demonstrate powerful relative strength or “momentum” characteristics. Such securities are selected for the Underlying Index pursuant to Dorsey Wright’s proprietary methodology, which emphasizes a security’s momentum and takes into account, among other factors, the performance of each of the companies in the eligible universe as compared to benchmark indices.
The Index Provider selects components from an eligible universe of securities that trade on U.S. exchanges. Eligible securities must (i) be one of the 2,000 largest constituents by market capitalization within the Nasdaq US BenchmarkTM Index, (ii) have a minimum three-month average daily dollar trading volume of $1 million, (iii) be classified within the specific sector named in the Underlying Index by Dorsey Wright’s proprietary industry classification system, (iv) be classified as either a common stock or shares of beneficial interest of a real estate investment trust (“REIT”), (v) be issued by a company that has not entered into a definitive agreement or other arrangement that likely would result in the security no longer being eligible for inclusion in the Underlying Index, (vi) be issued by a company that is not currently in bankruptcy proceedings or has not filed for similar protection from creditors, and (vii) be issued by a company that does not have annual financial statements with an audit opinion that is currently withdrawn. Only one security per issuer is permitted; if an issuer has multiple securities, the security selected for possible inclusion in the Underlying Index will be based on Dorsey Wright’s proprietary screening.
The Index Provider assigns a relative strength score to each eligible security based on the security’s intermediate and long-term price movements relative to a representative market benchmark index. The Index Provider ranks the eligible securities within a specific sector by their relative strength score, selects at least 30 securities with the greatest scores in the sector for inclusion in the Underlying Index and then weights each component security based on its relative strength score. Securities with higher scores receive larger weights.
The Underlying Index is rebalanced quarterly on the first trading day in January, April, July and October. At each rebalance, the Index Provider ensures that all securities with weights greater than 5% of the Underlying Index, in the aggregate, do not exceed 25% of the weight of the Underlying Index. If such securities, in the aggregate, exceed 25% of the weight of the Underlying Index, the Index Provider distributes the excess weight from these securities proportionally across the remaining constituents. The Index Provider repeats the process, if necessary, to derive the final weights. If at any time during the year other than a quarterly rebalance, a constituent security no longer meets the eligibility criteria or is otherwise determined to have become ineligible for inclusion in the Underlying Index, the security is removed from the Underlying Index and is not replaced. The Fund is rebalanced and reweighted in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding
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changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Information Technology Sector Risk. Information technology companies are subject to intense competition and their products are at risk of rapid obsolescence, which make the prices of securities issued by these companies particularly volatile. Product obsolescence can result from rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Factors that may also significantly affect the market value of securities of issuers in the information technology sector include the failure to obtain, or delays in obtaining, financing or regulatory approvals, product incompatibility, changing consumer preferences, increased government scrutiny, high required corporate capital expenditure for research and development or infrastructure and development of new products and competition from alternative technologies. Information technology companies are also heavily dependent on patent and other intellectual property rights, and the loss or impairment of these rights may adversely affect the company's profitability.
Momentum Investing Risk. Momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing therefore emphasizes investing in securities that have had better recent performance compared to other securities, on the theory that these securities will continue to increase in value. Momentum investing is subject to the risk that the securities may be more volatile than the market as a whole. High momentum may also be a sign that the securities’ prices have peaked, and therefore the returns on securities that have previously exhibited price momentum may be less than the returns on other styles of investing. Momentum can turn quickly, and stocks that previously exhibited high momentum may not experience continued positive momentum. The Fund may experience significant losses if momentum stops, reverses or otherwise behaves differently than predicted. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. In addition, investors might seek to trade Fund shares based on their knowledge or understanding of the value of smaller company securities (this is sometimes referred to as “price arbitrage”), which could interfere with the efficient management of the Fund. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all. The relative sizes of companies may change over time as the securities market changes, and the Fund is not required to sell the securities of companies whose market capitalizations have grown or decreased due to market fluctuations.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse
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than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index, which may result in a high portfolio turnover rate. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize the realization of capital gains to the extent possible.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although
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Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to the components of the Underlying Index and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are
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considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose
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money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Portfolio Size Risk. Pursuant to its methodology, the Underlying Index may be composed of a relatively small number of individual securities. Therefore, in seeking to track the returns of the Underlying Index, the Fund typically will hold a similarly small number of securities. To the extent that a significant portion of the Fund’s total assets is invested in a limited number of securities, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund’s NAV than it would if the Fund invested in a greater number of securities.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on The Nasdaq Stock Market® LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of
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such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since June 2007. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2008. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser for its services an annual fee equal to 0.50% of its average daily net assets (the “Advisory Fee”).
The Fund is responsible for all of its own expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to the Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust or the Adviser and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) on behalf of the Fund pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, offering costs (as defined below), brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of its average daily net assets per year (the “Expense Cap”), at least until August 31, 2028.
The offering costs excluded from the Expense Cap for the Fund are: (a) initial legal fees pertaining to the Shares offered for sale; (b) initial SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.
The Expense Agreement provides that the fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated
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Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date. This waiver is not subject to recapture.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “PTF.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
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Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value
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determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024(a)	2023(a)	2022(a)
Per Share Operating Performance:
Net asset value at beginning of year	$58.76	$53.85	$40.19	$39.36	$47.63
Net investment income (loss)(b)	(0.25)	(0.18)	(0.06)	(0.06)	(0.15)
Net realized and unrealized gain (loss) on investments	52.73	5.24	13.76	0.89	(8.12)
Total from investment operations	52.48	5.06	13.70	0.83	(8.27)
Distributions to shareholders from:
Net investment income	(0.01)	(0.15)	(0.04)	-	-
Net asset value at end of year	$111.23	$58.76	$53.85	$40.19	$39.36
Market price at end of year(c)	$111.23	$58.72	$53.85	$40.18	$39.37
Net Asset Value Total Return(d)	89.34%	9.36%	34.09%	2.13%	(17.37)%
Market Price Total Return(d)	89.47%	9.29%	34.14%	2.05%	(17.33)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$581,753	$354,344	$375,315	$230,297	$205,439
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses, prior to Waivers	0.69%	0.68%	0.68%	0.71%	0.69%
Net investment income (loss)	(0.33)%	(0.28)%	(0.13)%	(0.16)%	(0.31)%
Portfolio turnover rate(e)	217%	222%	181%	158%	207%

(a)	Per share amounts have been adjusted to reflect a three-for-one stock split effective after the close of business on July 14, 2023.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
Shares are not sponsored, endorsed, sold or promoted by Dorsey Wright or its affiliates (collectively in this sub-section, “Dorsey Wright”), and Dorsey Wright does not make any representation regarding the advisability of investing in Shares.
There is no relationship between Dorsey Wright and the Adviser other than a license by Dorsey Wright to the Adviser of certain Dorsey Wright trademarks and tradenames, and certain indexes, including the Underlying Index, for use by the Adviser. Such trademarks, trade names and Underlying Indexes have been created and developed by Dorsey Wright without regard to and independently of the Adviser, its businesses, its development of the Fund and/or any prospective investor. The Adviser has arranged with Dorsey Wright  to license ETF investment models such as the Underlying Index based on Point & Figure Analysis for possible inclusion in products which the Adviser independently develops and promotes. The licensing of any model such as the Underlying Index to the Adviser is not an offer to purchase or sell, or a solicitation. A determination that any portion of an investor’s portfolio should be devoted to the Fund with reference to the Underlying Index is a determination made solely by the investment adviser serving the investor or the investor himself, not Dorsey Wright.
Dorsey Wright is not responsible for, and has not participated in, the determination of the prices and amount of Shares, the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. Dorsey Wright has no obligation or liability in connection with the administration of the Trust or marketing of the Shares. Dorsey Wright does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Dorsey Wright shall have no liability for any errors, omissions or interruptions therein. Dorsey Wright makes no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of Shares, or any other person or entity, from the use of the Underlying Index, or any data included therein in connection with the Fund, or for any other use. Dorsey Wright expressly disclaims all warranties and conditions of merchantability, title or fitness for a particular purpose or use, with respect to the Fund or Underlying Index or to any data included therein, except as set forth in the license agreement with the Adviser. Without limiting any of the foregoing, in no event shall Dorsey Wright have any liability for any incidental, special, exemplary, punitive, indirect or consequential damages (including lost profits), however caused and on any theory of liability, whether in contract, strict liability or tort (including negligence or otherwise), resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their
17

accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-PTF-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
PUI	Invesco Dorsey Wright Utilities Momentum ETF	The Nasdaq Stock Market LLC
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco Dorsey Wright Utilities Momentum ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the Dorsey Wright Utilities Technical LeadersTM Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%

Other Expenses	0.32

Total Annual Fund Operating Expenses	0.82

Fee Waiver and/or Expense Reimbursement[1]	0.22

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.60

1
Invesco Capital Management LLC (the “Adviser”) has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2028, and neither the Adviser nor the Fund may discontinue the agreement prior to its expiration. The fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first two years and the Total Annual Fund Operating Expenses thereafter. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$61	$217	$411	$972
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 58% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (“Dorsey Wright” or the “Index Provider”) compiles and maintains the Underlying Index, which is composed of at least 30 securities of companies in the utilities sector that have powerful relative strength or “momentum” characteristics. Dorsey Wright selects these securities from 2,000 of the largest constituents by market capitalization within the Nasdaq US Benchmark™ Index, a float adjusted market capitalization-weighted index designed to track the performance of the U.S. equity market. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market over a set period or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price as compared to that of a benchmark index.
The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Underlying Index is based on intermediate and long-term price movements of the security as compared to a representative market benchmark index and other eligible securities within the Underlying Index universe.
After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the utilities sector, as determined by the Index Provider, for inclusion in the Underlying Index. Companies in the utilities sector are principally engaged in providing energy, water, natural gas or telecommunications services. These companies may include companies that generate and supply electricity, including electricity wholesalers; distribute natural gas to customers; provide water to customers, as well as deal with associated wastewater; and provide land line telephone services.
The total number of securities in the Underlying Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Underlying Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Underlying Index.
As of June 30, 2026, the Underlying Index was comprised of 34 constituents with market capitalizations ranging from $2.0 billion to $316.0 billion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the components of the Underlying Index and in derivatives and other investments that have economic characteristics similar to the components of the Underlying Index (the “80% investment policy”).
Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of April 30, 2026, the Fund had significant exposure to the utilities sector. The Fund’s portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
1

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Utilities Sector Risk. Companies in the utilities sector are subject to a variety of factors that may adversely affect their business or operations, including high interest costs associated with capital construction and improvement programs; difficulty in raising adequate capital in periods of high inflation and unsettled capital markets; governmental regulation of rates the utility company can charge to customers; costs associated with compliance with environmental and other regulations; effects of economic slowdowns and surplus capacity; and increased competition. Certain utility companies have experienced full or partial deregulation in recent years. Deregulation may subject utility companies to greater competition and may adversely affect their profitability. In addition, deregulation may eliminate restrictions on the profits of certain utility companies, but may also subject these companies to greater risk of loss.
Momentum Investing Risk. The momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than the returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable
2

than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	10.17%
Best Quarter	September 30, 2024	16.94%
Worst Quarter	March 31, 2020	-15.43%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	10/26/2005	15.15%	8.92%	9.55%
Return After Taxes on Distributions		14.53	8.35	8.93
Return After Taxes on Distributions and Sale of Fund Shares		9.38	6.95	7.70

Dorsey Wright Utilities Technical Leaders™ Index (reflects no deduction for fees, expenses or taxes)		15.75	9.56	10.19

NASDAQ® Composite Index (reflects no deduction for fees, expenses or taxes)		21.14	13.35	17.66

S&P 500® Utilities Index (reflects no deduction for fees, expenses or taxes)		16.04	9.73	10.61

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an
3

investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	June 2007

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	August 2008

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in the components of the Underlying Index. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
Dorsey Wright Utilities Technical LeadersTM Index
The Underlying Index includes securities within a specific sector that demonstrate powerful relative strength or “momentum” characteristics. Such securities are selected for the Underlying Index pursuant to Dorsey Wright’s proprietary methodology, which emphasizes a security’s
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momentum and takes into account, among other factors, the performance of each of the companies in the eligible universe as compared to benchmark indices.
The Index Provider selects components from an eligible universe of securities that trade on U.S. exchanges. Eligible securities must (i) be one of the 2,000 largest constituents by market capitalization within the Nasdaq US BenchmarkTM Index, (ii) have a minimum three-month average daily dollar trading volume of $1 million, (iii) be classified within the specific sector named in the Underlying Index by Dorsey Wright’s proprietary industry classification system, (iv) be classified as either a common stock or shares of beneficial interest of a real estate investment trust (“REIT”), (v) be issued by a company that has not entered into a definitive agreement or other arrangement that likely would result in the security no longer being eligible for inclusion in the Underlying Index, (vi) be issued by a company that is not currently in bankruptcy proceedings or has not filed for similar protection from creditors, and (vii) be issued by a company that does not have annual financial statements with an audit opinion that is currently withdrawn. Only one security per issuer is permitted; if an issuer has multiple securities, the security selected for possible inclusion in the Underlying Index will be based on Dorsey Wright’s proprietary screening.
The Index Provider assigns a relative strength score to each eligible security based on the security’s intermediate and long-term price movements relative to a representative market benchmark index. The Index Provider ranks the eligible securities within a specific sector by their relative strength score, selects at least 30 securities with the greatest scores in the sector for inclusion in the Underlying Index and then weights each component security based on its relative strength score. Securities with higher scores receive larger weights.
The Underlying Index is rebalanced quarterly on the first trading day in January, April, July and October. At each rebalance, the Index Provider ensures that all securities with weights greater than 5% of the Underlying Index, in the aggregate, do not exceed 25% of the weight of the Underlying Index. If such securities, in the aggregate, exceed 25% of the weight of the Underlying Index, the Index Provider distributes the excess weight from these securities proportionally across the remaining constituents. The Index Provider repeats the process, if necessary, to derive the final weights. If at any time during the year other than a quarterly rebalance, a constituent security no longer meets the eligibility criteria or is otherwise determined to have become ineligible for inclusion in the Underlying Index, the security is removed from the Underlying Index and is not replaced. The Fund is rebalanced and reweighted in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such
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industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Utilities Sector Risk. The risks inherent in the utilities sector include a variety of factors that may adversely affect the business or operations of utility companies, including high interest costs associated with capital construction and improvement programs; difficulty in raising adequate capital on reasonable terms in periods of high inflation and unsettled capital markets; governmental regulation of rates that the utility company can charge to customers; costs associated with compliance with, and adjusting to changes to, environmental and other regulations; effects of economic slowdowns and surplus capacity; and increased competition from other providers of utility services. Utility companies may also be adversely affected by increased costs associated with the reduced availability of certain types of fuel, as well as occasionally reduced availability and high costs of natural gas for resale. Energy conservation and changes in climate policy may also have a significant adverse impact on the revenues and expenses of utility companies. The effects of a national energy policy and lengthy delays, increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, which may include the problems associated with the use of radioactive materials and the disposal of radioactive wastes, may also negatively impact these companies.
Technological innovations may render existing plants, equipment or products obsolete, and companies may experience difficulty in obtaining regulatory approval of new technologies and may be affected by the potential impact of terrorist activities on the utilities sector and its customers, as well as the impact of natural or man-made disasters. Any such event could have serious consequences for the general population of the affected area and may adversely impact the Fund's portfolio securities’ performance.
Issuers in the utilities sector also may be subject to regulation by various governmental authorities and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. Certain utility companies have experienced full or partial deregulation in recent years. Deregulation may subject utilities companies to greater competition and may adversely affect their profitability. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. In addition, deregulation may eliminate restrictions on the profits of certain utility companies, but may also subject these companies to greater risk of loss. There is no assurance that regulatory authorities will grant rate increases in the future, or that such increases will be adequate to permit the payment of dividends on stocks issued by a utility company.
Momentum Investing Risk. Momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing therefore emphasizes investing in securities that have had better recent performance compared to other securities, on the theory that these securities will continue to increase in value. Momentum investing is subject to the risk that the securities may be more volatile than the market as a whole. High momentum may also be a sign that the securities’ prices have peaked, and therefore the returns on securities that have previously exhibited price momentum may be less than the returns on other styles of investing. Momentum can turn quickly, and stocks that previously exhibited high momentum may not experience continued positive momentum. The Fund may experience significant losses if momentum stops, reverses or otherwise behaves differently than predicted. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. In addition, investors might seek to trade Fund shares based on their knowledge or understanding of the value of smaller company securities (this is sometimes referred to as “price arbitrage”), which could interfere with the efficient management of the Fund. Since small- and mid-capitalization companies
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typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all. The relative sizes of companies may change over time as the securities market changes, and the Fund is not required to sell the securities of companies whose market capitalizations have grown or decreased due to market fluctuations.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility
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and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to the components of the Underlying Index and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade
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and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying
Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit
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Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Portfolio Size Risk. Pursuant to its methodology, the Underlying Index may be composed of a relatively small number of individual securities. Therefore, in seeking to track the returns of the Underlying Index, the Fund typically will hold a similarly small number of securities. To the extent that a significant portion of the Fund’s total assets is invested in a limited number of securities, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund’s NAV than it would if the Fund invested in a greater number of securities.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on The Nasdaq Stock Market® LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of
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such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since June 2007. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2008. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser for its services an annual fee equal to 0.50% of its average daily net assets (the “Advisory Fee”).
The Fund is responsible for all of its own expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to the Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust or the Adviser and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) on behalf of the Fund pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, offering costs (as defined below), brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of its average daily net assets per year (the “Expense Cap”), at least until August 31, 2028.
The offering costs excluded from the Expense Cap for the Fund are: (a) initial legal fees pertaining to the Shares offered for sale; (b) initial SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.
The Expense Agreement provides that the fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated
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Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date. This waiver is not subject to recapture.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “PUI.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
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Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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■
To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
■
The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value
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determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024	2023	2022
Per Share Operating Performance:
Net asset value at beginning of year	$40.80	$33.94	$33.57	$35.29	$34.30
Net investment income(a)	0.90	0.86	0.81	0.72	0.73
Net realized and unrealized gain (loss) on investments	7.89	6.91	0.36	(1.77)	0.98
Total from investment operations	8.79	7.77	1.17	(1.05)	1.71
Distributions to shareholders from:
Net investment income	(0.97)	(0.91)	(0.80)	(0.67)	(0.72)
Net asset value at end of year	$48.62	$40.80	$33.94	$33.57	$35.29
Market price at end of year(b)	$48.62	$40.78	$33.94	$33.57	$35.27
Net Asset Value Total Return(c)	21.81%	23.05%	3.64%	(3.00)%	5.08%
Market Price Total Return(c)	21.87%	22.99%	3.64%	(2.95)%	5.20%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$78,278	$70,184	$38,692	$43,309	$55,762
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses, prior to Waivers	0.82%	0.81%	0.84%	0.78%	0.81%
Net investment income	2.02%	2.22%	2.52%	2.09%	2.12%
Portfolio turnover rate(d)	58%	53%	49%	60%	61%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
Shares are not sponsored, endorsed, sold or promoted by Dorsey Wright or its affiliates (collectively in this sub-section, “Dorsey Wright”), and Dorsey Wright does not make any representation regarding the advisability of investing in Shares.
There is no relationship between Dorsey Wright and the Adviser other than a license by Dorsey Wright to the Adviser of certain Dorsey Wright trademarks and tradenames, and certain indexes, including the Underlying Index, for use by the Adviser. Such trademarks, trade names and Underlying Indexes have been created and developed by Dorsey Wright without regard to and independently of the Adviser, its businesses, its development of the Fund and/or any prospective investor. The Adviser has arranged with Dorsey Wright  to license ETF investment models such as the Underlying Index based on Point & Figure Analysis for possible inclusion in products which the Adviser independently develops and promotes. The licensing of any model such as the Underlying Index to the Adviser is not an offer to purchase or sell, or a solicitation. A determination that any portion of an investor’s portfolio should be devoted to the Fund with reference to the Underlying Index is a determination made solely by the investment adviser serving the investor or the investor himself, not Dorsey Wright.
Dorsey Wright is not responsible for, and has not participated in, the determination of the prices and amount of Shares, the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. Dorsey Wright has no obligation or liability in connection with the administration of the Trust or marketing of the Shares. Dorsey Wright does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Dorsey Wright shall have no liability for any errors, omissions or interruptions therein. Dorsey Wright makes no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of Shares, or any other person or entity, from the use of the Underlying Index, or any data included therein in connection with the Fund, or for any other use. Dorsey Wright expressly disclaims all warranties and conditions of merchantability, title or fitness for a particular purpose or use, with respect to the Fund or Underlying Index or to any data included therein, except as set forth in the license agreement with the Adviser. Without limiting any of the foregoing, in no event shall Dorsey Wright have any liability for any incidental, special, exemplary, punitive, indirect or consequential damages (including lost profits), however caused and on any theory of liability, whether in contract, strict liability or tort (including negligence or otherwise), resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their
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accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-PUI-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
DJD	Invesco Dow Jones Industrial Average Dividend ETF	NYSE Arca, Inc.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco Dow Jones Industrial Average Dividend ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the Dow Jones Industrial Average Yield Weighted Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.07%

Other Expenses	None

Total Annual Fund Operating Expenses	0.07

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$7	$23	$40	$90
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 18% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, calculates and maintains the Underlying Index, which is designed to track the dividend-paying equity securities of companies included in the Dow Jones Industrial Average™, which is a price-weighted index of 30 U.S. companies that meet certain size, listing and liquidity requirements. The Underlying Index includes all constituents of the Dow Jones Industrial Average™ that pay dividends. The Underlying Index is calculated using a yield-weighted methodology that weights all dividend-paying constituents of the Dow Jones Industrial Average™ by their indicated annual dividend yield. Underlying Index constituents must be a part of the Dow Jones Industrial Average™.
As of June 30, 2026, the Underlying Index was comprised of 27 constituents with market capitalizations ranging from $49.2 billion to $4.8 trillion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
The Fund is “non-diversified” and therefore is not required to meet certain diversification requirements under the  Investment Company Act of 1940, as amended (the “1940 Act”).
In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the components of the Underlying Index and in derivatives and other investments that have economic characteristics similar to the components of the Underlying Index (the “80% investment policy”).
Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Dividend Paying Securities Risk. As a group, securities that pay dividends may fall out of favor with investors and underperform companies that do not pay dividends. Also, changes in the dividend policies of the companies in the Underlying Index and the capital resources available for such companies’ dividend payments may affect the Fund. There is the possibility that dividend paying companies could reduce or eliminate the payment of dividends in the future, or an anticipated acceleration of dividends may not occur. Depending on market conditions, dividend paying stocks included in the Underlying Index may not be widely available for purchase or may be highly concentrated in only a few market sectors. This may increase the volatility of the Fund’s returns and limit its ability to produce current income while remaining fully diversified. Dividend stocks may not experience high earnings growth or capital appreciation. The Fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as
1

non-dividend paying stocks. In addition, the value of dividend paying common stocks can decline when interest rates rise, as fixed-income investments become more attractive to investors.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these
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circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser, Invesco Capital Management LLC (the “Adviser”), seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
The Fund is the successor to the investment performance of the Guggenheim Dow Jones Industrial Average Dividend ETF (the “Predecessor Fund”) as a result of the reorganization of the Predecessor Fund into the Fund, which was consummated after the close of business on April 6, 2018. Accordingly, the performance information shown below for periods ending on or prior to April 6, 2018 is that of the Predecessor Fund.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	12.39%
Best Quarter	December 31, 2022	17.56%
Worst Quarter	March 31, 2020	-23.79%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	12/16/2015	15.72%	11.83%	11.89%
Return After Taxes on Distributions		14.97	10.99	10.95
Return After Taxes on Distributions and Sale of Fund Shares		9.79	9.27	9.54

Dow Jones Industrial Average Yield Weighted Index (reflects no deduction for fees, expenses or taxes)		15.84	11.92	12.04

S&P Composite 1500® Index (reflects no deduction for fees, expenses or taxes)		17.02	13.96	14.46

Dow Jones Industrial Average Index (reflects no deduction for fees, expenses or taxes)		14.92	11.58	13.11

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	April 2018

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	April 2018

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
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Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in the components of the Underlying Index. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
Dow Jones Industrial Average Yield Weighted Index
The Underlying Index is designed to track the dividend-paying equity securities of companies included in the Dow Jones Industrial Average™, which is a price-weighted index of 30 U.S. companies. The Dow Jones Industrial Average™ selects components from an eligible universe of securities included within the S&P 500® Index, excluding companies classified in the Global Industry Classification Standard (“GICS®”) utilities sector or transportation industry. In addition, the following criteria typically are used to select securities for the Dow Jones Industrial Average™: (a) the company has an excellent reputation; (b) the company has demonstrated sustained growth; (c) the company is of interest to a large number of investors; (d) companies should be incorporated and headquartered in the U.S.; and (e) a plurality of the companies’ revenues should be derived from the U.S. Maintaining adequate sector representation is also a consideration in the selection process for the Dow Jones Industrial Average™. The Underlying Index is calculated using a yield-weighted methodology that weights all dividend-paying constituents of the Dow Jones Industrial Average™ by their indicated annual dividend yield, defined as a stock’s indicated annual dividend (not including any special dividends) divided by its price.
The Underlying Index is rebalanced semi-annually and any changes are effective after the close of trading on the third Friday in March and September. The rebalancing reference dates are the last trading day of February and August.
Between semi-annual rebalances, any constituent security that is removed from the Dow Jones Industrial Average™ will be simultaneously removed from the Underlying Index. Index constituents are reviewed monthly for ongoing eligibility. At the discretion of the Index Provider, an index constituent may be removed effective prior to the open of the first business day of the following month if a scheduled dividend payment is omitted or a company announces that it will cease paying dividends for an undetermined period. No additions are made to the Underlying Index between rebalances, except in the case of a spin-off.
The Fund is rebalanced in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease
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or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Dividend Paying Securities Risk. As a group, securities that pay dividends may fall out of favor with investors and underperform companies that do not pay dividends. Also, changes in the dividend policies of the companies in the Underlying Index and the capital resources available for such companies’ dividend payments may affect the Fund. There is the possibility that dividend paying companies could reduce or eliminate the payment of dividends in the future, or an anticipated acceleration of dividends may not occur. Depending upon market conditions, dividend paying stocks included in the Underlying Index may not be widely available for purchase or may be highly concentrated in only a few market sectors. This may increase the volatility of the Fund’s returns and limit its ability to produce current income while remaining fully diversified. Dividend stocks may not experience high earnings growth or capital appreciation. The Fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks. In addition, the value of dividend paying common stocks can decline when interest rates rise, as fixed-income investments become more attractive to investors.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry, competition for resources, adverse labor relations, political or world events, obsolescence of technologies, and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price
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over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or
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trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to the components of the Underlying Index and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price
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of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter (“OTC”) derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the
Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance. Interest expenses are
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excluded from the Fund expenses borne by the Adviser under the unitary management fee.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Portfolio Size Risk. Pursuant to its methodology, the Underlying Index may be composed of a relatively small number of individual securities. Therefore, in seeking to track the returns of the Underlying Index, the Fund typically will hold a similarly small number of securities. To the extent that a significant portion of the Fund’s total assets is invested in a limited number of securities, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund’s NAV than it would if the Fund invested in a greater number of securities.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for
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reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael
Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since April 2018. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since April 2018. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser an annual management fee equal to 0.07% of its average daily net assets (the “Advisory Fee”).
The Advisory Fee paid by the Fund to the Adviser is an annual unitary management fee. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, Acquired Fund Fees and Expenses, if any, litigation expenses, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.
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How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “DJD.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which
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dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
■
Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as
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part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.
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Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024	2023	2022
Per Share Operating Performance:
Net asset value at beginning of year	$50.55	$46.48	$43.51	$44.83	$43.47
Net investment income(a)	1.55	1.47	1.65	1.51	1.36
Net realized and unrealized gain (loss) on investments	10.24	4.06	2.97	(1.42)	1.29
Total from investment operations	11.79	5.53	4.62	0.09	2.65
Distributions to shareholders from:
Net investment income	(1.52)	(1.46)	(1.65)	(1.41)	(1.29)
Net asset value at end of year	$60.82	$50.55	$46.48	$43.51	$44.83
Market price at end of year(b)	$60.82	$50.52	$46.48	$43.51	$44.82
Net Asset Value Total Return(c)	23.63%	11.91%	10.86%	0.37%	6.19%
Market Price Total Return(c)	23.72%	11.84%	10.86%	0.39%	6.04%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$454,305	$333,617	$290,989	$277,614	$205,759
Ratio to average net assets of:
Expenses	0.07%	0.07%	0.07%	0.07%	0.07%
Net investment income	2.74%	2.89%	3.75%	3.50%	3.04%
Portfolio turnover rate(d)	18%	23%	30%	20%	15%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
The Underlying Index is a product of S&P Dow Jones Indices LLC or its affiliates (“S&P DJI”) and has been licensed for use by the Adviser. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). These trademarks have been licensed for use by S&P DJI and sublicensed for certain purposes to the Adviser.
The Fund is not sponsored, endorsed, sold or promoted by S&P DJI, Dow Jones, S&P or any of their respective affiliates. S&P DJI does not make any representation or warranty, express or implied, to the owners of the Fund, the Adviser, any Distributor or promoter of the Fund, or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P DJI’s only relationship to the Adviser with respect to the Underlying Index is the licensing of the Underlying Index and certain trademarks, service marks and/or trade names of S&P DJI and/or its licensors. The Underlying Index is determined, composed and calculated by S&P DJI without regard to the Fund, the Adviser, any Distributor or promoter of the Fund. S&P DJI has no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. S&P DJI is not responsible for and has not participated in the determination of the price and amount of the Shares, in the timing of the issuance or sale of the Shares or in the determination or calculation of the equation by which the Shares are converted into cash, cash surrendered, redeemed, etc. as applicable. S&P DJI has no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the Underlying Index will accurately track index performance or provide positive investment returns. S&P DJI is not an investment adviser or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within the Underlying Index is not a recommendation by S&P DJI to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DJI DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DJI INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS IN CALCULATING THE UNDERLYING INDEX. S&P DJI MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE
OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DJI BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DJI AND THE ADVISER, OTHER THAN THE LICENSORS OF THE UNDERLYING INDEX.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not
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participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and
Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-DJD-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
PXE	Invesco Energy Exploration & Production ETF	NYSE Arca, Inc.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco Energy Exploration & Production ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the Dynamic Energy Exploration & Production Intellidex® Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%

Other Expenses	0.17

Total Annual Fund Operating Expenses	0.67

Fee Waiver and/or Expense Reimbursement[1]	0.04

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.63

1
Invesco Capital Management LLC (the “Adviser”) has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, licensing fees, brokerage commissions and other trading expenses, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2028, and neither the Adviser nor the Fund may discontinue the agreement prior to its expiration. The fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first two years and the Total Annual Fund Operating Expenses thereafter. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$64	$206	$365	$827
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 62% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (“ICE Data” or the “Index Provider”) compiles and maintains the Underlying Index, which is composed of common stocks of 30 U.S. companies involved in the exploration and production of natural resources used to produce energy. These companies are engaged principally in exploration, extraction and production of crude oil and natural gas from land-based or offshore wells. These companies may include petroleum refineries that process the crude oil into finished products, such as gasoline and automotive lubricants, and companies involved in the gathering and processing of natural gas, and manufacturing natural gas liquid.
As of June 30, 2026, the Underlying Index was comprised of 30 constituents with market capitalizations ranging from $1 billion to $127 billion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
The Fund is “non-diversified” and therefore is not required to meet certain diversification requirements under the  Investment Company Act of 1940, as amended (the “1940 Act”).
In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of companies engaged in energy exploration- and production-related industries, and in derivatives and other investments that have economic characteristics similar to securities of companies engaged in energy exploration- and production-related industries (the “80% investment policy”). For purposes of the 80% investment policy, the Fund considers the components of the Underlying Index to be securities of companies engaged in energy exploration- and production-related industries.
Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of April 30, 2026, the Fund had significant exposure to the energy exploration and production industry. The Fund’s portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying
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Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Energy Exploration and Production Industry Risk. Companies in the energy exploration and production industry are subject to extensive government regulation, which may increase the cost of business and limit these companies’ earnings. These companies are affected by cyclical economic conditions, as well as supply and demand both for their specific product or service and for energy products in general. In addition, these companies are at risk of civil liability from accidents resulting in injury or loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism, cyber or other attacks, and natural disasters. Companies in this industry are subject to swift price and supply fluctuations and could be adversely affected by levels and volatility of global energy prices, international politics, world events, economic conditions, tax and other governmental regulatory policies, commodity price volatility, changes in exchange rates and interest rates, imposition of import and export controls, sanctions, tariffs, increased competition, capital expenditures on exploration and production, overproduction, social and political unrest, war, trade disputes, depletion of resources, development of alternative energy sources and energy conservation efforts, technological developments and labor relations. The revenues of these companies may be negatively affected by contract termination and renegotiation.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all.
Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by
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technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser, Invesco Capital Management LLC (the “Adviser”), seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	22.08%
Best Quarter	June 30, 2020	60.09%
Worst Quarter	March 31, 2020	-64.16%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	10/26/2005	-2.91%	25.83%	5.60%
Return After Taxes on Distributions		-3.57	25.02	4.74
Return After Taxes on Distributions and Sale of Fund Shares		-1.23	21.38	4.19

Dynamic Energy Exploration & Production Intellidex® Index (reflects no deduction for fees, expenses or taxes)		-2.36	26.62	6.20

S&P 500® Index (reflects no deduction for fees, expenses or taxes)		17.88	14.42	14.82

S&P Composite 1500® Oil & Gas Exploration & Production Index (reflects no deduction for fees, expenses or taxes)		-1.40	24.54	7.28

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

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Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	June 2007

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	August 2008

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in securities of companies engaged in energy exploration- and production-related industries. The Fund considers the components of the Underlying Index to be such investments. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
Dynamic Energy Exploration & Production Intellidex® Index
The Underlying Index is composed of stocks of 30 U.S. companies involved in the energy exploration and production industry.
ICE Data evaluates the 2,000 largest U.S. stocks (by market capitalization) traded on the New York Stock Exchange (“NYSE”), NYSE American and The Nasdaq Stock Market. ICE Data ranks the stocks for investment potential based on a score (“Model Score”) developed from ICE Data’s proprietary Intellidex® model. ICE Data defines the universe of companies eligible for the Underlying Index using the FactSet Revere Hierarchy provided by FactSet Research Systems Inc. to help identify those companies that have significant operations in the specified industry group (the “Industry Group Universe”). ICE Data further divides stocks within the Industry Group Universe into two market capitalization groups, larger and smaller (the “Sub-Groups”). ICE Data splits stocks in the Industry Group Universe into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller stocks are included in the bottom four quintiles. Within the Industry Group Universe, ICE Data
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selects a defined number of the top-ranked larger and smaller stocks for inclusion in the Underlying Index and the stocks are equally weighted within their Sub-Groups. ICE Data predetermines the number of stocks selected from the Industry Group Universe as follows:
(a) The Underlying Index includes 30 stocks from the Industry Group Universe based on their Model Scores as follows:
i. ICE Data selects eight stocks with the best Model Scores in the larger market capitalization Sub-Group for inclusion in the Underlying Index, which collectively receive 40% of the total Underlying Index weight (each larger stock receives on average 5% of the weight of the Underlying Index).
ii. ICE Data selects 22 stocks with the best Model Scores in the relatively smaller market capitalization Sub-Group for inclusion in the Underlying Index, which collectively receive 60% of the total Underlying Index weight (each smaller stock receives on average 2.73% of the weight of the Underlying Index).
(b) In the event that the Industry Group Universe consists of less than 50 stocks at the time of a quarterly rebalance, ICE Data selects the 30 component stocks with the best Model Scores in the Industry Group Universe, and determines the weighting for the 30 stocks as follows:
i. The eight largest stocks by market capitalization collectively receive 40% of the total Underlying Index weight (each of the eight largest stocks receives on average 5%).
ii. The other 22 relatively smaller stocks collectively receive 60% of the total Underlying Index weight (each of the 22 smaller stocks receives on average 2.73%).
The Underlying Index is rebalanced quarterly at the open of trading on the third business day following the last Friday of February, May, August and November. The Fund is rebalanced in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S.
markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and
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Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Energy Exploration and Production Industry Risk. The Fund faces the risk that companies in the energy exploration and production industry are subject to extensive government regulation, which may increase the cost of business and limit these companies’ earnings. These companies are affected by cyclical economic conditions, as well as supply and demand both for their specific product or service and for energy products in general. Fluctuations in supply and demand for energy products and disruptions in the energy sector can be caused by geopolitical events, which may impact the operations of companies in the energy exploration and production industry. In addition, these companies are at risk of civil liability from accidents resulting in injury or loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism, cyber or other attacks, and natural disasters. Changes in economic conditions and events in the regions where the companies operate (e.g., nationalization, expropriation, corruption, political instability, confiscation of assets and property, imposition of restrictions on foreign investments and repatriation of capital and social, political or labor unrest) also affect companies in this industry significantly. Companies in this industry are subject to swift price and supply fluctuations and could be affected adversely by levels and volatility of global energy prices, international politics, world events, economic conditions, tax and other governmental regulatory policies, commodity price volatility, changes in exchange rates, interest rates imposition of import and export controls, sanctions, tariffs, increased competition, capital expenditures on exploration and production, overproduction, war, trade disputes, depletion of resources, development of alternative energy sources and energy conservation efforts, technological developments and labor relations. The revenues of these companies may be negatively affected by contract termination and renegotiation.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock;
similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. In addition, investors might seek to trade Fund shares based on their knowledge or understanding of the value of smaller company securities (this is sometimes referred to as “price arbitrage”), which could interfere with the efficient management of the Fund. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all. The relative sizes of companies may change over time as the securities market changes, and the Fund is not required to sell the securities of companies whose market capitalizations have grown or decreased due to market fluctuations.
Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
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To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related
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technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to securities of companies engaged in energy exploration- and production-related industries and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the NYSE is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities
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transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to
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adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Portfolio Size Risk. Pursuant to its methodology, the Underlying Index may be composed of a relatively small number of individual securities. Therefore, in seeking to track the returns of the Underlying Index, the Fund typically will hold a similarly small number of securities. To the extent that a significant portion of the Fund’s total assets is invested in a limited number of securities, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund’s NAV than it would if the Fund invested in a greater number of securities.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.
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Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since June 2007. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2008. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser for its services an annual fee equal to 0.50% of its average daily net assets (the “Advisory Fee”).
The Fund is responsible for all of its own expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, Acquired
Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to the Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust or the Adviser and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) on behalf of the Fund pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, licensing fees, offering costs (as defined below), brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of its average daily net assets per year (the “Expense Cap”), at least until August 31, 2028.
The offering costs excluded from the Expense Cap for the Fund are: (a) initial legal fees pertaining to the Shares offered for sale; (b) initial SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.
The Expense Agreement provides that the fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date. This waiver is not subject to recapture.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid
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and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “PXE.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and
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qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation
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Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024	2023	2022
Per Share Operating Performance:
Net asset value at beginning of year	$24.50	$34.44	$26.70	$27.84	$15.09
Net investment income(a)	0.59	0.76	0.76	1.01	0.51
Net realized and unrealized gain (loss) on investments	14.19	(9.92)	7.76	(1.12)	12.68
Total from investment operations	14.78	(9.16)	8.52	(0.11)	13.19
Distributions to shareholders from:
Net investment income	(0.74)	(0.78)	(0.78)	(1.03)	(0.44)
Net asset value at end of year	$38.54	$24.50	$34.44	$26.70	$27.84
Market price at end of year(b)	$38.55	$24.48	$34.44	$26.70	$27.79
Net Asset Value Total Return(c)	61.30%	(27.01)%	32.29%	(0.52)%	88.75%
Market Price Total Return(c)	61.48%	(27.07)%	32.28%	(0.34)%	88.04%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$133,730	$71,300	$150,149	$162,573	$264,216
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.61%	0.63%	0.60%	0.63%
Expenses, prior to Waivers	0.67%	0.61%	0.63%	0.60%	0.63%
Net investment income	1.97%	2.46%	2.48%	3.38%	2.41%
Portfolio turnover rate(d)	62%	75%	106%	94%	63%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
Source ICE Data Indices, LLC (“ICE Data”), is used with permission. “ICE®” and “Intellidex®“ are trademarks of ICE Data or its affiliates. These trademarks have been licensed, along with the Underlying Index for use by Invesco Capital Management LLC in connection with the Fund. Neither Invesco Capital Management LLC, the Trust, nor the Fund, as applicable, is sponsored, endorsed, sold or promoted by ICE Data, its affiliates or its third-party suppliers (“ICE Data and its Suppliers”). ICE Data and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in the Fund particularly, the Trust or the ability of the Underlying Index to track general stock market performance. ICE Data’s only relationship to Invesco Capital Management LLC is the licensing of certain trademarks and trade names and the Underlying Index or components thereof. The Underlying Index is determined, composed and calculated by ICE Data without regard to Invesco Capital Management LLC or the Fund or its holders. ICE Data has no obligation to take the needs of Invesco Capital Management LLC or the holders of the Fund into consideration in determining, composing or calculating the Underlying Index. ICE Data is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by ICE Data is general in nature and not tailored to the needs of Invesco Capital Management LLC or any other person, entity or group of persons. ICE Data has no obligation or liability in connection with the administration, marketing, or trading of the Fund. ICE Data is not an investment advisor. Inclusion of a security within an index is not a recommendation by ICE Data to buy, sell, or hold such security, nor is it considered to be investment advice.
ICE DATA AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE UNDERLYING INDEX, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). ICE DATA AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE UNDERLYING INDEX AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other
16

shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-PXE-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
PGF	Invesco Financial Preferred ETF	NYSE Arca, Inc.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco Financial Preferred ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the ICE Exchange-Listed Fixed Rate Financial Preferred Securities Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%

Other Expenses	0.06

Total Annual Fund Operating Expenses	0.56

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$57	$179	$313	$702
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 14% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
ICE Data Indices, LLC (the “Index Provider”) compiles and calculates the Underlying Index, a market capitalization weighted index designed to track the performance of exchange-listed and fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market by financial companies. The Index Provider considers financial companies to be banking, brokerage, finance, investment and insurance companies. Securities that qualify for inclusion in the Underlying Index must be listed on either The Nasdaq Stock Market (“Nasdaq”) or the New York Stock Exchange (“NYSE”) as their primary listing exchange. The Underlying Index only includes securities with no final maturity date (i.e., perpetuals) and whose payments are “qualified dividend income” (“QDI”) under the U.S. tax code. Further, the Underlying Index only includes securities that are rated at least B3 by Moody’s Ratings (“Moody’s”) or B- by S&P Global Ratings (“S&P”), that have a minimum amount outstanding of $250 million, and that meet other minimum liquidity, trading volume and other requirements, as determined by the Index Provider.
In general, preferred stock is a class of equity security that pays distributions to preferred stockholders. Preferred stockholders have priority over common stockholders in the payment of specified dividends, such that preferred stockholders receive dividends before any dividends are paid to common stockholders. In addition, preferred stock takes precedence over common stock in receiving proceeds from an issuer in the event of the issuer’s liquidation, but is generally junior to debt, including senior and subordinated debt. Although preferred stocks represent a partial ownership interest in a company, preferred stocks generally do not carry voting rights. Preferred stocks have economic characteristics similar to fixed-income securities; for example, preferred stocks generally pay dividends at a specified rate, which may be fixed or variable. The Underlying Index may include fixed-to-floating rate preferred securities (securities that have an initial term with a fixed dividend rate and subsequently bear a floating dividend rate), provided that these securities are callable within the fixed rate period and are at least one day from the last call before transitioning from a fixed rate to a floating rate. Preferred stocks often have a liquidation value that equals the original purchase price of the stock at the time of issuance.
As of June 30, 2026, the Underlying Index was comprised of 99 constituents.
The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.
The Fund is “non-diversified” and therefore is not required to meet certain diversification requirements under the  Investment Company Act of 1940, as amended (the “1940 Act”).
In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in preferred securities of companies in the financials sector, and in derivatives and other investments that have economic characteristics similar to preferred securities of companies in the financials sector (the “80% investment policy”). For purposes of the 80% investment policy, the Fund considers the components of the Underlying Index to be preferred securities of companies in the financials sector.
Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of April 30, 2026, the Fund had significant exposure to the financials sector. The Fund’s portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
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During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Financials Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financials sector. Financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Changes in interest rates can have a disproportionate effect on the financials sector, and financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector. Financial services companies have also been affected by increased competition, which could adversely affect the profitability or viability of such companies.
Preferred Securities Risk. There are special risks associated with investing in preferred securities compared to those applicable generally to equity securities. Preferred securities may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer. Preferred securities also may be subordinated to bonds or other debt instruments in an issuer’s capital structure, subjecting them to a greater risk of non-payment than more senior securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received any income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.
Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all.
High Yield Debt Securities (Junk Bond) Risk. Compared to higher quality debt securities, high yield debt securities (also referred to as junk bonds or below-investment grade bonds) and other lower-rated securities involve a greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors’ claims. High yield debt securities often are issued by smaller, less creditworthy companies or by highly leveraged (for example, indebted) firms. High yield debt securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile. The values of high yield debt securities often fluctuate more in response to company, political, regulatory or economic developments than higher quality bonds, and their values can decline significantly over short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price, thus subjecting the Fund to a substantial risk of loss.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed
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value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Sampling Risk. The Fund's use of a representative sampling methodology may result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development with respect to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. The Fund's use of a representative sampling methodology may cause the fund not to be as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser, Invesco Capital Management LLC (the “Adviser”), seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	-0.20%
Best Quarter	September 30, 2024	8.01%
Worst Quarter	March 31, 2020	-9.09%
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Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	12/1/2006	3.11%	-0.38%	2.76%
Return After Taxes on Distributions		1.51	-1.77	1.38
Return After Taxes on Distributions and Sale of Fund Shares		2.79	-0.39	2.03

ICE Exchange-Listed Fixed Rate Financial Preferred Securities Index (reflects no deduction for fees, expenses or taxes)[1]		3.60	—	—

Blended - ICE Exchange-Listed Fixed Rate Financial Preferred Securities Index (reflects no deduction for fees, expenses or taxes)[2]		3.60	0.06	3.13

Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)		7.30	-0.36	2.01

S&P U.S. Preferred Stock Index (reflects no deduction for fees, expenses or taxes)		5.01	2.12	4.15

1
Prior to the commencement date of February 23, 2021, performance for the Underlying Index is not available.
2
The Blended - ICE Exchange-Listed Fixed Rate Financial Preferred Securities Index reflects the performance of the Wells Fargo Hybrid and Preferred Securities Financial Index, the previous underlying index, for the period through June 30, 2021 and the Underlying Index thereafter.
After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	June 2007

Tom Boksa	Portfolio Manager of the Adviser	July 2026

Gary Jones	Portfolio Manager of the Adviser	August 2013

Richard Ose	Portfolio Manager of the Adviser	August 2014

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund’s investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund, because of the practical difficulties and expense of purchasing all of its securities in the Underlying Index, does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a sampling methodology to seek to achieve its investment objective. A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index, in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective.
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At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in preferred securities of companies in the financials sector. The Fund considers the components of the Underlying Index to be such investments. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Fund’s Underlying Index is set forth below.
ICE Exchange-Listed Fixed Rate Financial Preferred Securities Index
The Underlying Index tracks the performance of exchange-listed and fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market by financial companies. Securities that are included in the Underlying Index must meet the criteria summarized below:
(a) Preferred stock.
(b) Issued by financial companies, which, in the view of the Index Provider, are banking, brokerage, finance, investment and insurance companies.
(c) Rated at least B3 by Moody’s or B- by S&P.
(d) U.S. dollar-denominated and issued in the U.S. domestic market.
(e) Exchange-listed, with the Nasdaq or NYSE as their primary listing exchange.
(f) Issued as public securities or as securities offered pursuant to Rule 144A under the Securities Act of 1933, as amended (“Securities Act”) with registration rights.
(g) Perpetual with no stated or legal maturity.
(h) Payments are QDI under the U.S. tax code.
(i) Maintain a minimum par value of $250 million outstanding.
(j) Have a fixed coupon or dividend schedule.
(k) Liquidity requirements: Securities with no reported trading volume data are excluded from the Underlying Index. Trading volume for newly-issued securities for any period less than one month is adjusted by multiplying the total number of trading days in the month by the average daily trading volume for the partial period. Securities are sorted in descending order based on their six-month trading volume. Securities are selected for inclusion in the Underlying Index in descending order based on trading volume until the next chosen security would result in more than 10% of the constituents of the Underlying Index having less than 250,000 shares in six-month trading volume.
The Underlying Index includes preferred securities that are eligible for the dividends received deduction and ones that are not eligible for the dividends received deduction, as well as senior and subordinated debt issued in $25 par/liquidation increments. The Underlying Index may include fixed-to-floating rate preferred securities, provided they are callable within the fixed rate period and are at least one day from the last call prior to the transition from a fixed to a floating rate security.
The Underlying Index does not include Rule 144A securities without registration rights (known as “144A for life” securities), securities subject to sinking fund provisions, auction market securities, convertible securities, floating rate securities, purchase units, purchase contracts, corporate pay-in-kind securities, securities issued by closed-end funds and derivative instruments, such as repackaged securities, credit default swaps and $1,000 par securities.
The Underlying Index is calculated using a market capitalization weighting methodology subject to certain constraints. The weight of any individual issuer may not account for more than 20% of the value of the Underlying Index. Next, constituents of the Underlying Index are divided into two groups: a small capitalization group comprised of issuers with weights less than 4.5% and a large capitalization group comprised of issuers with weights greater than or equal to 4.5%. A 4.25% cap is applied to issuers in the small capitalization group, with any excess weight redistributed within the small capitalization group to all issuers under the cap. If all issuers in the small capitalization group reach the 4.25% cap, then any remaining excess weight is redistributed across all issuers in the group on a pro rata basis. A 45% cap is applied to the combined weight of all issuers in the large capitalization group. If the weight of the large capitalization group is greater than 45%, the weight of all bonds in the group is reduced on a pro rata basis, provided that no issuer weight is reduced below 4.5%. The excess weight from any reduction in the large capitalization group is redistributed to issuers in the small capitalization group with weights below the 4.25% cap. If all issuers in the small capitalization group reach the 4.25% cap, then any remaining weight is redistributed pro rata across all securities in the small capitalization group as long as all issuers remain below 4.5%. Any remaining weight is then redistributed across the entire Underlying Index on a pro rata basis.
The Underlying Index is rebalanced monthly on the last calendar day of each month based on information available up to and including the third business day before the last business day of the month. New issues must settle on or before the calendar month-end rebalancing date in order to qualify for the coming month. No changes are made to constituent holdings other than on the month-end rebalancing dates. The Fund is rebalanced in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S.
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markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and
Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Financials Sector Risk. Financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Changes in interest rates can have a disproportionate effect on the financials sector, and financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector. Financial services companies have also been affected by increased competition, which could adversely affect the profitability or viability of such companies. In addition, the financials sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions.
Global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region may adversely affect issuers in another country or region, which may adversely affect securities held by the Fund. These circumstances have also decreased liquidity in some markets and may continue to do so. Deterioration of credit markets can have an adverse impact on a broad range of financial markets, and thereby cause certain financial services companies to incur large losses. Certain financial services companies have experienced a decline in the valuation of their assets and even ceased operations.
Preferred Securities Risk. Preferred securities are subject to issuer-specific and overall market risks that are generally applicable to equity securities as a whole; however, there are special risks associated with investing in preferred securities. Preferred securities may be less liquid than many other types of securities, such as common stock, and generally provide no voting rights with respect to the issuer. Preferred securities also may be subordinated to bonds or other debt instruments in an issuer’s capital structure, meaning that an issuer’s preferred securities generally pay dividends only after the issuer makes required payments to holders of its bonds and other debt. This subjects preferred securities to a greater risk of non-payment than more senior securities. Because of the subordinated position of preferred securities in an issuer’s capital structure, the ability to defer dividend or interest payments for extended periods of time without triggering an event of default for the issuer, and certain other features, preferred securities’ quality and value are heavily dependent on the profitability and cash flows of the issuer rather than on any legal claims to specific assets. Also, in certain circumstances, an issuer of preferred securities may call or redeem it prior to a specified date or may convert it to common stock, all of which may negatively impact its return. Variable rate preferred securities may be subject to greater liquidity risk than other preferred securities, meaning that there may be limitations on the Fund’s ability to sell those securities at any given time. In addition, the floating rate feature of such preferred securities means that they generally will not experience capital appreciation in a declining interest rate environment.
Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received any income. Dividend payments on a preferred security typically must be declared by the issuer’s board of directors, unlike interest payments on debt securities. However, an issuer’s board of directors generally is not under any obligation to declare a dividend for an issuer (even if such dividends have accrued). If an issuer of preferred securities experiences economic difficulties, those securities may lose substantial value due to the reduced likelihood that the issuer’s board of directors will declare a dividend.
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Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. In addition, investors might seek to trade Fund shares based on their knowledge or understanding of the value of smaller company securities (this is sometimes referred to as “price arbitrage”), which could interfere with the efficient management of the Fund. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all. The relative sizes of companies may change over time as the securities market changes, and the Fund is not required to sell the securities of companies whose market capitalizations have grown or decreased due to market fluctuations.
High Yield Debt Securities (Junk Bond) Risk. Compared to higher quality debt securities, high yield debt securities (also referred to as junk bonds or below-investment grade bonds) and other lower-rated securities involve a greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors’ claims. They are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. In addition, high yield debt securities often are issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which generally are less able than more financially stable firms to make scheduled payments of interest and principal.
Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities, and the use of credit ratings to select high yield debt securities can involve certain risks. For example, credit rating agencies may fail to change ratings in a timely fashion to reflect events since the security was last rated.
In addition, the values of junk bonds often fluctuate more in response to issuer, political, regulatory or economic developments than higher quality bonds. Their values can decline significantly over short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market value.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Sampling Risk. The Fund’s use of a representative sampling methodology could result in the Fund holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater. In addition, by sampling the securities in the Underlying Index, the Fund faces the risk that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Underlying Index, thereby increasing tracking error.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return
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of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although
Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest
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exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to preferred securities of companies in the financials sector and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the NYSE is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be
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in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option
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premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Tom Boksa, Gary Jones and Richard Ose (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since June 2007. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Tom Boksa, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since July 2026. He has been
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responsible for the management of certain funds in the Invesco family of ETFs since August 2019 and has been associated with the Adviser since 2013.
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Gary Jones, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2013. He has been responsible for the management of certain funds in the Invesco family of ETFs since January 2012 and has been associated with the Adviser since 2010.
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Richard Ose, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2014. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2013 and has been associated with the Adviser since 2011.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser for its services an annual fee equal to 0.50% of its average daily net assets (the “Advisory Fee”).
The Fund is responsible for all of its own expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to the Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust or the Adviser and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) on behalf of the Fund pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, licensing fees, offering costs (as defined below), brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of its average daily net assets per year (the “Expense Cap”), at least until August 31, 2028.
The offering costs excluded from the Expense Cap for the Fund are: (a) initial legal fees pertaining to the Shares offered for sale; (b) initial SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.
The Expense Agreement provides that the fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date. This waiver is not subject to recapture.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “PGF.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks,
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trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid monthly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily
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available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024	2023	2022
Per Share Operating Performance:
Net asset value at beginning of year	$14.03	$14.50	$14.82	$15.61	$18.89
Net investment income(a)	0.84	0.85	0.87	0.84	0.87
Net realized and unrealized gain (loss) on investments	0.07	(0.43)	(0.27)	(0.77)	(3.28)
Total from investment operations	0.91	0.42	0.60	0.07	(2.41)
Distributions to shareholders from:
Net investment income	(0.88)	(0.89)	(0.92)	(0.86)	(0.87)
Net asset value at end of year	$14.06	$14.03	$14.50	$14.82	$15.61
Market price at end of year(b)	$14.05	$14.04	$14.49	$14.83	$15.55
Net Asset Value Total Return(c)	6.56%	2.68%	4.32%	0.46%	(13.34)%
Market Price Total Return(c)	6.41%	2.82%	4.18%	0.92%	(13.99)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$718,541	$788,531	$890,510	$1,104,880	$1,341,308
Ratio to average net assets of:
Expenses, after Waivers	0.56%	0.55%	0.53%	0.56%	0.57%
Expenses, prior to Waivers	0.56%	0.55%	0.54%	0.56%	0.57%
Net investment income	5.90%	5.70%	6.00%	5.45%	4.71%
Portfolio turnover rate(d)	14%	21%	42%	15%	23%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
Source ICE Data Indices, LLC (“ICE Data”), is used with permission. “ICE®” is a trademark of ICE Data or its affiliates. This trademark has been licensed, along with the Underlying Index for use by the Adviser in connection with the Fund. Neither the Adviser, the Trust, nor the Fund, as applicable, is sponsored, endorsed, sold or promoted by ICE Data, its affiliates or its third-party suppliers (“ICE Data and its Suppliers”). ICE Data and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in the Fund particularly, the Trust or the ability of the Underlying Index to track general stock market performance. ICE Data’s only relationship to the Adviser is the licensing of certain trademarks and trade names and the Underlying Index or components thereof. The Underlying Index is determined, composed and calculated by ICE Data without regard to the Adviser or the Fund or its holders. ICE Data has no obligation to take the needs of the Adviser or the holders of the Fund into consideration in determining, composing or calculating the Underlying Index. ICE Data is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by ICE Data is general in nature and not tailored to the needs of the Adviser or any other person, entity or group of persons. ICE Data has no obligation or liability in connection with the administration, marketing, or trading of the Fund. ICE Data is not an investment advisor. Inclusion of a security within an index is not a recommendation by ICE Data to buy, sell, or hold such security, nor is it considered to be investment advice.
ICE DATA AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE UNDERLYING INDEX, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). ICE DATA AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE UNDERLYING INDEX AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently
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are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-PGF-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
PBJ	Invesco Food & Beverage ETF	NYSE Arca, Inc.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco Food & Beverage ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the Dynamic Food & Beverage Intellidex® Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%

Other Expenses	0.14

Total Annual Fund Operating Expenses	0.64

Fee Waiver and/or Expense Reimbursement[1]	0.01

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.63

1
Invesco Capital Management LLC (the “Adviser”) has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, licensing fees, brokerage commissions and other trading expenses, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2028, and neither the Adviser nor the Fund may discontinue the agreement prior to its expiration. The fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first two years and the Total Annual Fund Operating Expenses thereafter. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$64	$203	$355	$797
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 107% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (“ICE Data” or the “Index Provider”) compiles and maintains the Underlying Index, which is composed of common stocks of 30 U.S. food and beverage companies. These companies are engaged principally in the manufacture, sale or distribution of food and beverage products, agricultural products and products related to the development of new food technologies. These companies may include consumer manufacturing of agricultural inputs like livestock and crops, as well as processed food and beverage products; food and beverage stores such as grocery stores, supermarkets, wholesale distributors of grocery items; and food and beverage services like restaurants, bars, snack bars, coffeehouses and other establishments providing food and refreshment. Companies with focused operations as tobacco growers and manufacturers or pet supplies stores are specifically excluded from this universe.
As of June 30, 2026, the Underlying Index was comprised of 30 constituents with market capitalizations ranging from $1.1 billion to $350 billion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
The Fund is “non-diversified” and therefore is not required to meet certain diversification requirements under the  Investment Company Act of 1940, as amended (the “1940 Act”).
In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of companies engaged in food- and beverage-related industries, and in derivatives and other investments that have economic characteristics similar to securities of companies engaged in food- and beverage-related industries (the “80% investment policy”). For purposes of the 80% investment policy, the Fund considers the components of the Underlying Index to be securities of companies engaged in food- and beverage-related industries.
Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of April 30, 2026, the Fund had significant exposure to the food and beverage industry. The Fund’s portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
1

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Food and Beverage Industry Risk. The food and beverage industry is highly competitive and can be significantly affected by demographic and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, government regulation, including marketing restrictions and regulations, adverse changes in general economic conditions, evolving consumer preferences, nutritional and health-related concerns, federal, state and local food inspection and processing controls, consumer product liability claims, consumer boycotts, risks of product tampering and the availability and expense of liability insurance. Companies in the food and beverage industry are also exposed to volatility in the prices of agricultural commodities, packaging, transportation, and labor.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all.
Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or
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more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize the realization of capital gains to the extent possible.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser, Invesco Capital Management LLC (the “Adviser”), seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV.
The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	5.81%
Best Quarter	June 30, 2020	12.08%
Worst Quarter	March 31, 2020	-18.65%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	6/23/2005	-1.87%	6.11%	4.78%
Return After Taxes on Distributions		-2.28	5.73	4.44
Return After Taxes on Distributions and Sale of Fund Shares		-0.80	4.77	3.76

Dynamic Food & Beverage Intellidex® Index (reflects no deduction for fees, expenses or taxes)		-1.23	6.79	5.43

S&P 500® Index (reflects no deduction for fees, expenses or taxes)		17.88	14.42	14.82

S&P Composite 1500® Food Beverage & Tobacco Index (reflects no deduction for fees, expenses or taxes)		7.45	6.02	6.39

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
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Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	June 2007

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	August 2008

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in securities of companies engaged in food- and beverage-related industries. The Fund considers the components of the Underlying Index to be such investments. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
Dynamic Food & Beverage Intellidex® Index
The Underlying Index is composed of stocks of 30 U.S. companies involved in the food and beverage industry.
ICE Data evaluates the 2,000 largest U.S. stocks (by market capitalization) traded on the New York Stock Exchange (“NYSE”), NYSE American and The Nasdaq Stock Market. ICE Data ranks the stocks for investment potential based on a score (“Model Score”) developed from ICE Data’s proprietary Intellidex® model. ICE Data defines the universe of companies eligible for the Underlying Index using the FactSet Revere Hierarchy provided by FactSet Research Systems Inc. to help identify those companies that have significant operations in the specified industry group (the “Industry Group Universe”). ICE Data further divides stocks within the Industry Group Universe into two market capitalization groups, larger and smaller (the “Sub-Groups”). ICE Data splits stocks in the Industry Group
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Universe into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller stocks are included in the bottom four quintiles. Within the Industry Group Universe, ICE Data selects a defined number of the top-ranked larger and smaller stocks for inclusion in the Underlying Index and the stocks are equally weighted within their Sub-Groups. ICE Data predetermines the number of stocks selected from the Industry Group Universe as follows:
(a) The Underlying Index includes 30 stocks from the Industry Group Universe based on their Model Scores as follows:
i. ICE Data selects eight stocks with the best Model Scores in the larger market capitalization Sub-Group for inclusion in the Underlying Index, which collectively receive 40% of the total Underlying Index weight (each larger stock receives on average 5% of the weight of the Underlying Index).
ii. ICE Data selects 22 stocks with the best Model Scores in the relatively smaller market capitalization Sub-Group for inclusion in the Underlying Index, which collectively receive 60% of the total Underlying Index weight (each smaller stock receives on average 2.73% of the weight of the Underlying Index).
(b) In the event that the Industry Group Universe consists of less than 50 stocks at the time of a quarterly rebalance, ICE Data selects the 30 component stocks with the best Model Scores in the Industry Group Universe, and determines the weighting for the 30 stocks as follows:
i. The eight largest stocks by market capitalization collectively receive 40% of the total Underlying Index weight (each of the eight largest stocks receives on average 5%).
ii. The other 22 relatively smaller stocks collectively receive 60% of the total Underlying Index weight (each of the 22 smaller stocks receives on average 2.73%).
The Underlying Index is rebalanced quarterly at the open of trading on the third business day following the last Friday of February, May, August and November. The Fund is rebalanced in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about
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the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Food and Beverage Industry Risk. The food and beverage industry (including, but not limited to the food products industry) is highly competitive and can be significantly affected by demographic and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, government regulation, including marketing restrictions and regulations, adverse changes in general economic conditions, evolving consumer preferences, nutritional and health-related concerns, federal, state and local food inspection and processing controls, consumer product liability claims, consumer boycotts, risks of product tampering, and the availability and expense of liability insurance. International events may affect food and beverage companies that derive a substantial portion of their net income from foreign countries. Companies in the food and beverage industry are also exposed to volatility in the prices of agricultural commodities, packaging, transportation (including fuel prices), and labor. Product recalls require companies in the food and beverage industry to withdraw contaminated or mislabeled products from the market. In addition, there are risks pertaining to raw materials and the suppliers of such raw materials that include changing market prices. The prices for raw materials fluctuate in response to a number of factors, including, but not limited to, changes in the U.S. government farm support programs, changes in international agricultural and trading policies, weather and other conditions during the growing and harvesting seasons.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. In addition, investors might seek to trade Fund shares based on their knowledge or understanding of the value of smaller company securities (this is sometimes referred to as “price arbitrage”), which could interfere with the efficient management of the Fund. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all. The relative sizes of companies may change over time as the securities market changes, and the Fund is not required to sell the securities of companies whose market capitalizations have grown or decreased due to market fluctuations.
Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be
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deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index, which may result in a high portfolio turnover rate. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize the realization of capital gains to the extent possible.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all.
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In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to securities of companies engaged in food- and beverage-related industries and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the NYSE is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the
Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and
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related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease,
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including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Portfolio Size Risk. Pursuant to its methodology, the Underlying Index may be composed of a relatively small number of individual securities. Therefore, in seeking to track the returns of the Underlying Index, the Fund typically will hold a similarly small number of securities. To the extent that a significant portion of the Fund’s total assets is invested in a limited number of securities, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund’s NAV than it would if the Fund invested in a greater number of securities.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying
Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying
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Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since June 2007. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2008. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser for its services an annual fee equal to 0.50% of its average daily net assets (the “Advisory Fee”).
The Fund is responsible for all of its own expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to the Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust or the Adviser and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) on behalf of the Fund pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, licensing fees, offering costs (as defined below), brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of its average daily net assets per year (the “Expense Cap”), at least until August 31, 2028.
The offering costs excluded from the Expense Cap for the Fund are: (a) initial legal fees pertaining to the Shares offered for sale; (b) initial SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.
The Expense Agreement provides that the fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date. This waiver is not subject to recapture.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
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Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “PBJ.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
■
The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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■
Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
■
Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
■
A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
■
The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
■
Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
■
Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
■
If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
■
A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
■
At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
■
By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
■
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or
“adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
■
You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
■
Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
■
If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
■
Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
■
Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
■
To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
■
The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the
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aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

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PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024	2023	2022
Per Share Operating Performance:
Net asset value at beginning of year	$47.24	$47.61	$47.20	$46.66	$41.25
Net investment income(a)	0.55	0.80	0.56	1.07 (b)	0.34
Net realized and unrealized gain (loss) on investments	3.18	(0.50)	0.55 (c)	0.40 (c)	5.46
Total from investment operations	3.73	0.30	1.11	1.47	5.80
Distributions to shareholders from:
Net investment income	(0.75)	(0.67)	(0.70)	(0.93)	(0.39)
Net asset value at end of year	$50.22	$47.24	$47.61	$47.20	$46.66
Market price at end of year(d)	$50.24	$47.20	$47.61	$47.21	$46.70
Net Asset Value Total Return(e)	8.03%	0.66%	2.43%	3.25%	14.14%
Market Price Total Return(e)	8.16%	0.57%	2.41%	3.19%	14.18%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$94,417	$101,566	$128,535	$336,047	$302,853
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.61%	0.62%	0.57%	0.63%
Expenses, prior to Waivers	0.64%	0.61%	0.62%	0.57%	0.63%
Net investment income	1.17%	1.72%	1.23%	2.36%(b)	0.78%
Portfolio turnover rate(f)	107%	139%	118%	95%	98%

(a)	Based on average shares outstanding.
(b)
Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.66 and 1.44%, respectively.

(c)
Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(d)	The mean between the last bid and ask prices.
(e)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
Source ICE Data Indices, LLC (“ICE Data”), is used with permission. “ICE®” and “Intellidex®“ are trademarks of ICE Data or its affiliates. These trademarks have been licensed, along with the Underlying Index for use by Invesco Capital Management LLC in connection with the Fund. Neither Invesco Capital Management LLC, the Trust, nor the Fund, as applicable, is sponsored, endorsed, sold or promoted by ICE Data, its affiliates or its third-party suppliers (“ICE Data and its Suppliers”). ICE Data and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in the Fund particularly, the Trust or the ability of the Underlying Index to track general stock market performance. ICE Data’s only relationship to Invesco Capital Management LLC is the licensing of certain trademarks and trade names and the Underlying Index or components thereof. The Underlying Index is determined, composed and calculated by ICE Data without regard to Invesco Capital Management LLC or the Fund or its holders. ICE Data has no obligation to take the needs of Invesco Capital Management LLC or the holders of the Fund into consideration in determining, composing or calculating the Underlying Index. ICE Data is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by ICE Data is general in nature and not tailored to the needs of Invesco Capital Management LLC or any other person, entity or group of persons. ICE Data has no obligation or liability in connection with the administration, marketing, or trading of the Fund. ICE Data is not an investment advisor. Inclusion of a security within an index is not a recommendation by ICE Data to buy, sell, or hold such security, nor is it considered to be investment advice.
ICE DATA AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE UNDERLYING INDEX, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). ICE DATA AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE UNDERLYING INDEX AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other
17

shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-PBJ-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
PSP	Invesco Global Listed Private Equity ETF	NYSE Arca, Inc.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco Global Listed Private Equity ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the Red Rocks Global Listed Private Equity Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%

Other Expenses	0.16

Acquired Fund Fees and Expenses[1]	1.09

Total Annual Fund Operating Expenses	1.75

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Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies. These expenses are based on the total expense ratio of the underlying funds disclosed in each underlying fund’s most recent shareholder report. Please note that the amount of “Total Annual Fund Operating Expenses” shown in the above table may differ from the ratio of expenses to average net assets included in the “Financial Highlights” section of this prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$178	$551	$949	$2,062
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 27% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, ALPS Advisors, Inc (“ALPS Advisors” or the “Index Provider”) compiles and maintains the Underlying Index, which is comprised of securities, American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) of 40 to 75 private equity companies, including business development companies (“BDCs”), alternative asset managers and other entities that are listed on a nationally recognized exchange worldwide, all of whose principal businesses are to invest in, lend capital to, or provide services to privately held businesses (collectively, “listed private equity companies”). Master limited partnerships (commonly known as MLPs) are not eligible for inclusion in the Underlying Index.
As of June 30, 2026, the Underlying Index was comprised of 66 constituents with market capitalizations ranging from $235.1 million to $87.4 billion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index. The Fund may enter into various swap transactions, including total return swaps, to simulate full investment in the Underlying Index or to manage cash flows.
In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of listed private equity companies, and in derivatives and other investments that have economic characteristics similar to securities of listed private equity companies (the “80% investment policy”). For purposes of the 80% investment policy, the Fund considers the components of the Underlying Index to be securities of listed private equity companies.
Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of April 30, 2026, the Fund had significant exposure to the financials sector. The Fund’s portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Listed Private Equity Companies Risk. There are certain risks inherent in investing in listed private equity companies, which encompass financial institutions or vehicles whose principal business is to invest in and
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lend capital to or provide services to privately held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision. The Fund is also subject to the underlying risks which affect the listed private equity companies in which the financial institutions or vehicles held by the Fund invest. Listed private equity companies are subject to various risks depending on their underlying investments, which include additional liquidity risk, industry risk, foreign security risk, currency risk, valuation risk and credit risk. Listed private equity companies may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings, which may be adversely impacted by the poor performance of a small number of investments. By investing in companies in the capital markets whose business is to lend money, there is a risk that the issuer may default on its payments or declare bankruptcy.
Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of possible seizure, expropriation, nationalization, political or social instability, changes in economic or taxation policies or other adverse political or economic developments (in which the Fund could lose its entire investment in a certain market) and the difficulty of enforcing obligations in other countries, including the possible adoption of foreign governmental restrictions such as exchange controls. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. To the extent the Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns, unless the Fund has hedged its foreign currency exposure. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, may not always be successful. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls, and may therefore be more susceptible to fraud or corruption. There may be less public information available about foreign companies than U.S. companies, making it difficult to evaluate those foreign companies.
From time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. government identifies as state sponsors of terrorism or is subject to sanctions.
Geographic Concentration Risk. The Fund may from time to time have a substantial amount of its assets invested in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries or regions may therefore have a significant negative impact on the Fund’s investment performance. For example, a natural or other disaster could occur in a country or geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in that specific country or geographic region and adversely impact the Fund’s investments in the affected region.
European Investment Risk. The Economic and Monetary Union (the “EMU”) of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member state on its sovereign debt, and recessions in an EU member state may have significant adverse effects on the economies of EU member states and the EU and Europe as a whole. Responses to financial problems by EU member states, European governments, central banks and others, may not produce the desired results, may limit future growth and economic recovery, may result in social unrest, or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. A number of countries in Eastern Europe remain relatively undeveloped and can be particularly sensitive to political and economic developments. Separately, the EU faces issues involving its membership, structure, procedures and policies. The exit of one or more member states from the EU, such as the departure of the United Kingdom, referred to as “Brexit”, could place the departing member's currency and banking system under severe stress or even in jeopardy. An exit by other member states will likely result in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the Fund’s investments.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities
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exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Financials Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financials sector. Financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Changes in interest rates can have a disproportionate effect on the financials sector, and financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector. Financial services companies have also been affected by increased competition, which could adversely affect the profitability or viability of such companies.
ADR and GDR Risk. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs and GDRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.
Investments in BDCs Risk. The 1940 Act imposes certain restraints upon the operations of a BDC. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. Additionally, a BDC may incur indebtedness only in amounts such that the BDC’s asset coverage equals at least 200% after such incurrence. These limitations on asset mix and leverage may prohibit the way that the BDC raises capital. BDCs generally invest in less mature private companies, which involve greater risk than well established, publicly-traded companies.
Restrictions on Investments Risk. A significant portion of the Underlying Index is composed of BDCs or other investment companies. The Fund may not acquire greater than 3% of the total outstanding shares of such companies, unless such purchases are made in accordance with Section 12(d)(1) of the 1940 Act or the rules thereunder. This limitation could inhibit the Fund’s ability to purchase certain of the securities in the Underlying Index in the proportions represented in the Underlying Index. In these circumstances, the Fund would be required to use sampling techniques, which could increase the risk of tracking error.
Swap Agreements Risk. Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of a specified index). Swap agreements may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory central clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or
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redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	-14.80%
Best Quarter	June 30, 2020	27.51%
Worst Quarter	March 31, 2020	-33.63%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	10/24/2006	6.52%	6.49%	9.30%
Return After Taxes on Distributions		4.20	3.96	6.87
Return After Taxes on Distributions and Sale of Fund Shares		3.99	3.97	6.44

Red Rocks Global Listed Private Equity Index (reflects no deduction for fees, expenses or taxes)		7.43	7.38	10.19

MSCI ACWI Index (Net) (reflects reinvested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)		22.34	11.19	11.72

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	June 2007

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	February 2015

Faiz Syed	Portfolio Manager of the Adviser	July 2026

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a
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market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in securities of listed private equity companies. The Fund considers the components of the Underlying Index to be such investments. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
Red Rocks Global Listed Private Equity Index
The Underlying Index is comprised of securities, ADRs and GDRs of 40 to 75 listed private companies that are owned and managed by private equity firms. For a security to be considered for inclusion in the Underlying Index, it must invest a majority of its assets in, lend capital to, or provide services to privately held businesses. The underlying assets may be domestic or foreign and target exposures to U.S. and international companies that are intended to reflect the global nature of private equity.
Strictly in accordance with its guidelines and mandated procedures, ALPS Advisors identifies the private equity companies that will comprise the Underlying Index from a starting universe of listed private equity companies that pursue the business of private equity investing. After the finalization of the starting universe, companies are assigned a numerical score based on the following characteristics: (i) percentage of assets invested directly in private companies; (ii) the degree of control over companies in their portfolios; (iii) debt to equity ownership; and (iv) private equity portfolio turnover and the frequency of new investments in private companies (“Company Score”).
The Underlying Index views diversification from five different perspectives: (i) stage of investment; (ii) vintage year; (iii) industry; (iv) type of capital; and (v) geography. Each constituent must be a member of the starting universe. In addition, each constituent must: (i) have a 180-day and 90-day minimum average daily trading volume in excess of $400,000 and $500,000 ($425,000 for current Underlying Index constituents), respectively; and (ii) have an adjusted market capitalization in excess of $200 million before inclusion in the Underlying Index ($180 million for current Underlying Index constituents). Constituents that fail to meet the criteria set forth above but are assigned a high Company Score based upon the Index Provider’s proprietary rating methodology may be included in the Underlying Index in reduced weightings.
The Underlying Index uses a modified float-adjusted market capitalization weighting methodology and constituent weights are further adjusted based on a constituent’s Company Score. The combined weight of all Underlying Index constituents that individually equal a 5% or greater weighting of the Underlying Index will not, in aggregate, exceed 25% of the Underlying Index. In addition, constituents designated as BDCs will not
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exceed 15% in the aggregate, of the Underlying Index, and constituents that derive more than 15% of their revenue from securities-related transaction activity on a trailing 12-month basis may not exceed 5%.
The Underlying Index is rebalanced quarterly on the third Friday in March, June, September and December. The Underlying Index considers a constituent’s float-adjusted market capitalization and average daily trade values on the first Friday in March, June, September and December. The Fund is rebalanced in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Listed Private Equity Companies and BDC Risk. Certain risks are inherent in investing in listed private equity companies, which encompass BDCs and other financial institutions or vehicles whose principal business is to invest in and lend capital to privately-held companies. The 1940 Act imposes certain restraints upon the operations of a BDC. For example, BDCs generally are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. Generally, little public information exists for private and thinly traded companies and there is a risk that investors may not be able to make a fully informed investment decision. With investments in debt instruments, there is a risk that the issuer may default on its payments or declare bankruptcy. Additionally, a BDC may incur indebtedness only in amounts such that the BDC’s asset coverage equals at least 200% after such incurrence. These limitations on asset mix and leverage may prohibit the way that the BDC raises capital. BDCs generally invest in less mature private companies, which involve greater risk than well-established publicly traded companies.
Investments made by listed private equity companies and BDCs generally are subject to legal and other restrictions on resale and otherwise are less liquid than publicly traded securities. The illiquidity of these investments may make it difficult to sell such investments if the need arises, and if there is a need for a listed private equity company or BDC in which the Fund invests to liquidate its portfolio quickly, it may realize a loss on its investments. Listed private equity companies and BDCs may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment, can have a disproportionate impact on the aggregate returns realized, and can result in increased volatility and risk. Since private equity companies and BDCs rely on access to short-term money markets, longer-term capital markets and the bank markets as a significant source of liquidity, to the extent that such companies are not able to access capital at competitive rates, their ability to implement certain financial strategies will be negatively impacted. Market disruptions, including a downturn in capital markets in general, or a downgrade of the credit rating of a listed private equity company or BDC the Fund holds may increase the cost of borrowing to that company, thereby adversely impacting the Fund’s returns. Credit downgrades also may result in requirements on a
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company to provide additional support in the form of letters of credit or cash or other collateral to various counterparties.
Since many of the assets of listed private equity companies and BDCs do not have readily ascertainable market values, such assets are most often recorded at fair value, in good faith, in accordance with valuation procedures adopted by such companies. Such determination requires that judgment be applied to the specific facts and circumstances. Due to the absence of a readily ascertainable market value, and because of the inherent uncertainty of fair valuation, fair value of a listed private equity company’s or BDC’s investments may differ significantly from the values that would be reflected if the securities were traded in an established market, potentially resulting in material differences between a listed private equity company’s NAV per share and its market value.
Many listed private equity companies invest in mezzanine and other debt securities of privately held companies, including senior secured loans. Typically, mezzanine investments are structured as subordinated loans (with or without warrants) that carry a fixed rate of interest. Many debt investments in which private equity companies invest will not be rated by a credit rating agency such as Moody’s Investors Service, Inc. (“Moody’s”) or Standard and Poor’s Ratings Services, a division of McGraw Hill Financial, Inc. (“S&P Ratings”), and will be below investment grade quality, as determined by the Adviser. These investments are commonly referred to as “junk bonds” and have predominantly speculative characteristics with respect to an issuer’s capacity to make payments of interest and principal. Although lower grade securities are higher yielding, they are characterized by high risk. In addition, the secondary market for lower grade securities may be less liquid than that of higher rated securities. Issuers of lower rated securities have a currently identifiable vulnerability to default or may currently be in default. Lower-rated securities may react more strongly to real or perceived adverse economic and competitive industry conditions than higher grade securities. If the issuer of lower-rated securities defaults, a listed private equity company may incur additional expenses to seek recovery.
Investment advisers to BDCs may be entitled to compensation based on the BDC’s performance, which may result in riskier or more speculative investments in an effort to maximize incentive compensation and higher fees. In addition, to the extent that the Fund invests a portion of its assets in BDCs, a shareholder in the Fund not only will bear his or her proportionate share of the expenses of the Fund, but also will bear indirectly the expenses of the BDCs.
Foreign Investment Risk. Investments in foreign securities involve risks that are beyond those associated with investments in U.S. securities.
Foreign securities may have relatively low market liquidity and also are subject to the risks of possible seizure, expropriation, nationalization, political or social instability, or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. Each country has different laws specific to that country that impact investment, which may increase the risks to which investors are subject. Country-specific rules or legislation addressing investment-related transactions may inhibit or prevent certain transactions from transpiring in a particular country.
To the extent the Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns, unless the Fund has hedged its foreign currency exposure. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, may not always be successful. Foreign companies generally may be subject to inconsistent and potentially less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls and standards of practice, including recordkeeping standards, and may therefore be more susceptible to fraud or corruption.
There may be less public information available about foreign companies than U.S. companies, making it difficult to evaluate those foreign companies.
From time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance. Furthermore, foreign exchanges and broker-dealers generally are subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Fund’s trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades. Depositary receipts also involve substantially identical risks to those associated with investments in foreign securities. Additionally, the issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, have no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
Geographic Concentration Risk. The Fund may from time to time have a substantial amount of its assets invested in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries or regions may therefore have a significant negative impact on the Fund’s investment performance. For example, a natural or other disaster could occur in a country or geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in that specific country or geographic region and adversely impact the Fund’s investments in the affected region.
European Investment Risk. The EMU requires compliance by member countries with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. The value of the Fund’s investments in Europe will be affected by economic and political developments in Europe, among other factors. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member state on its sovereign debt, and/or an economic recession in an EU member state may have significant adverse effects on the economies of EU member countries and the EU and Europe as a whole.
European financial markets have experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries. Responses to these and other financial problems by European governments, central banks, and others, including austerity measures and reforms, may not produce the desired results, may limit future growth and economic recovery, or may result in social unrest, or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. The markets of a number of countries in Eastern Europe remain relatively undeveloped and can be particularly sensitive to political and economic developments. Recent security concerns related to immigration, war and geopolitical risk, and terrorism could have a negative impact on the EU and investments within EU countries.
Issues involving the EU’s membership, in particular the 2020 withdrawal of the UK from the EU, have increased the risks associated with European investments. The UK’s departure sparked volatility in the value of the British pound, short term declines in the stock markets and heightened risk of continued economic volatility worldwide. Although the long-term effects of Brexit are difficult to gauge and cannot be fully known, they could have wide ranging implications for the UK’s economy,
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including possible inflation or recession, continued depreciation of the British pound, or disruption to Britain’s trading arrangements with the rest of Europe. Because the UK is one of Europe’s largest economies, its departure from the EU also may negatively impact the EU and Europe as a whole, such as by causing volatility within the union, triggering prolonged economic downturns in certain European countries or sparking additional member countries to contemplate departing the EU. An exit by other member countries will likely result in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the Fund’s investments.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. In addition, investors might seek to trade Fund shares based on their knowledge or understanding of the value of smaller company securities (this is sometimes referred to as “price arbitrage”), which could interfere with the efficient management of the Fund. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all. The relative sizes of companies may change over time as the securities market changes, and the Fund is not required to sell the securities of companies whose market capitalizations have grown or decreased due to market fluctuations.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry, competition for resources, adverse labor relations, political or world events, obsolescence of technologies, and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Financials Sector Risk. Financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Changes in interest rates can have a disproportionate effect on the financials sector, and financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector. Financial services companies have also been affected by increased competition, which could adversely affect the profitability or viability of such companies. In addition, the financials sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions.
Global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region may adversely affect issuers in another country or region, which may adversely affect securities held by the Fund. These circumstances have also decreased liquidity in some markets and may continue to do so. Deterioration of credit markets can have an adverse impact on a broad range of financial markets, and thereby cause certain financial services companies to incur large losses. Certain financial services companies have experienced a decline in the valuation of their assets and even ceased operations.
ADR and GDR Risk. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to
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certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs and GDRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.
Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.
GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. Because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases.
Restrictions on Investments Risk. A significant portion of the Underlying Index is composed of BDCs or other investment companies. The Fund may not acquire greater than 3% of the total outstanding shares of such companies, unless such purchases are made in accordance with Section 12(d)(1) of the 1940 Act or the rules thereunder. This limitation could inhibit the Fund’s ability to purchase certain of the securities in the Underlying Index in the proportions represented in the Underlying Index. In these circumstances, the Fund would be required to use sampling techniques, which could increase the risk of tracking error.
Swap Agreements Risk. The Fund may enter into swap transactions, including total return swaps, to simulate full investment in the Underlying Index or to manage cash flows. A swap is an agreement involving the exchange by the fund with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified amount. In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or basket of securities, and the non-asset reference could be a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. The payments of the two parties could be made on a net basis.
Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional instruments. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Such risks include including leverage risk, liquidity risk and counterparty risk.
Swap agreements may have a leverage component, and therefore adverse changes in the value or level of the reference instrument, such as an underlying asset, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps, such as total return swaps, have the potential for unlimited loss, regardless of the size of the initial investment.
Counterparty risk is the risk that the other party in a swap agreement might default on a contract or fail to perform by not paying amounts due. In that event, the fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws that could affect the fund’s rights as a creditor (e.g., the fund may not receive the net amount of payments that it contractually is entitled to receive). The Fund could experience lengthy delays in recovering its assets and may not receive any recovery at all. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the fund, which may cause the fund to experience difficulty in purchasing or selling these instruments in a timely manner.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may
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result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase
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agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to securities of listed private equity companies and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter  derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying
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Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly
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subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA, Michael Jeanette and Faiz Syed (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since June 2007. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He
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has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since February 2015. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
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Faiz Syed, Portfolio Manager of the Adviser, has been responsible for the management of the Fund and other funds in the Invesco family of ETFs since July 2026. He has been associated with the Adviser since 2022. Mr. Syed earned his Master’s degree from the University of Illinois Chicago in 2022. Prior to joining the Adviser, he worked at Morningstar from 2019 to 2021.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser for its services an annual fee equal to 0.50% of its average daily net assets (the “Advisory Fee”).
The Fund is responsible for all of its own expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to the Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust or the Adviser and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) on behalf of the Fund pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, licensing fees, offering costs (as defined below), brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of its average daily net assets per year (the “Expense Cap”), at least until August 31, 2028.
The offering costs excluded from the Expense Cap for the Fund are: (a) initial legal fees pertaining to the Shares offered for sale; (b) initial SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.
The Expense Agreement provides that the fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date. This waiver is not subject to recapture.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “PSP.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all
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Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
■
The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
■
Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
■
Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
■
A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
■
The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
■
Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
■
Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
■
If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
■
A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
■
At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future
15

taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
■
By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
■
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
■
You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
■
Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
■
If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
■
Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
■
Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
■
To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
■
The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The
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Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024	2023(a)	2022(a)
Per Share Operating Performance:
Net asset value at beginning of year	$63.75	$63.36	$52.15	$56.25	$78.10
Net investment income(b)	1.63	1.62	1.45	1.40	2.05
Net realized and unrealized gain (loss) on investments	(0.74)	4.21	12.76	(4.65)	(15.85)
Total from investment operations	0.89	5.83	14.21	(3.25)	(13.80)
Distributions to shareholders from:
Net investment income	(3.87)	(5.44)	(3.00)	(0.85)	(8.05)
Net asset value at end of year	$60.77	$63.75	$63.36	$52.15	$56.25
Market price at end of year(c)	$60.74	$63.54	$63.19	$52.20	$56.35
Net Asset Value Total Return(d)	0.97%	9.46%	28.08%	(5.65)%	(19.85)%
Market Price Total Return(d)	1.24%	9.37%	27.62%	(5.73)%	(19.61)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$254,633	$235,236	$236,970	$173,148	$195,125
Ratio to average net assets of:
Expenses, after Waivers(e)	0.66%	0.65%	0.68%	0.67%	0.65%
Expenses, prior to Waivers(e)	0.66%	0.65%	0.69%	0.67%	0.65%
Net investment income	2.46%	2.45%	2.56%	2.81%	2.73%
Portfolio turnover rate(f)	27%	39%	40%	38%	62%

(a)	Per share amounts have been adjusted to reflect a one-for-five reverse stock split effective after the close of business on July 14, 2023.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests.
Estimated investment companies' expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies' expenses that the Fund bears indirectly is included in the Fund's total return.

(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
ALPS Advisors, Inc. and Red Rocks Global Listed Private Equity IndexTM are trade names and trademarks of ALPS Advisors. The Underlying Index has been licensed for use for certain purposes by the Adviser.
The Fund is not sponsored, endorsed, sold or promoted by ALPS Advisors, and the Index Provider does not make any representation regarding the advisability of investing in Shares of the Fund.
THE INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE DISTRIBUTOR, THE ADVISER, THE TRUST OR OWNERS OF SHARES, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. THE INDEX PROVIDER MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN, BY THE FUND, THE TRUST OR THE SHARES. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX PROVIDER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN, BY THE FUND, THE TRUST OR THE SHARES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual
19

Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-PSP-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
PGJ	Invesco Golden Dragon China ETF	The Nasdaq Stock Market LLC
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco Golden Dragon China ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the Nasdaq Golden Dragon China IndexTM (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%

Other Expenses	0.20

Total Annual Fund Operating Expenses	0.70

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$72	$224	$390	$871
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 23% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (“Nasdaq” or the “Index Provider”) compiles and maintains the Underlying Index, which is composed of securities of U.S. exchange-listed companies that are domiciled or incorporated in the People’s Republic of China (excluding Hong Kong and Taiwan). The Underlying Index is designed to provide access to the unique economic opportunities taking place in China while still providing investors with the transparency offered with U.S. exchange-listed securities. Securities in the Underlying Index may include common stocks, ordinary shares, American depositary receipts (“ADRs”), shares of beneficial interest or limited partnership interests.
As of June 30, 2026, the Underlying Index was comprised of 68 securities with market capitalizations ranging from $73.8 million to $230 billion.
 The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
The Fund is “non-diversified” and therefore is not required to meet certain diversification requirements under the  Investment Company Act of 1940, as amended (the “1940 Act”).
In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the components of the Underlying Index and in derivatives and other investments that have economic characteristics similar to the components of the Underlying Index (the “80% investment policy”).
Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of April 30, 2026, the Fund had significant exposure to the consumer discretionary sector. The Fund’s portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
China Investment Risk. Investments in companies located or operating in Greater China (normally considered to be the geographical area that includes mainland China, Hong Kong, Macau and Taiwan) involve risks and considerations not typically associated with investments in the U.S. and other Western nations, such as greater government control over the economy; political, legal and regulatory uncertainty; nationalization, expropriation, or confiscation of property; lack of willingness or ability of the Chinese government to support the economies and markets of the Greater China region; lack of publicly available information and difficulty in obtaining information necessary for audits of, investigations into and/or litigation against Chinese companies, as well as in obtaining and/or enforcing judgments; limited legal remedies for shareholders; alteration or discontinuation of economic reforms; complex geopolitical tensions, military conflicts and the risk of war, either internal or with other countries; assertions of human rights violations by certain nations; public health
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emergencies resulting in market closures, travel restrictions, quarantines or other interventions; inflation, currency fluctuations and fluctuations in inflation and interest rates that may have negative effects on the economy and securities markets of Greater China; and Greater China’s dependency on the economies of other Asian countries, many of which are developing countries. Events in any one country or region within Greater China may impact the other countries or regions or Greater China as a whole. Export growth continues to be a major driver of China’s rapid economic growth. As a result, a reduction in spending on Chinese products and services, the institution of additional tariffs, sanctions, capital controls, embargoes, trade wars, or other trade barriers (or the threat thereof), including as a result of trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the U.S., may negatively impact the value of such securities held by the Fund. Further, health events may cause uncertainty and volatility in the Chinese economy, especially in the consumer discretionary (leisure, retail, gaming, tourism), industrials, and commodities sectors. Additionally, the Public Company Accounting Oversight Board (“PCAOB”) has historically had difficulties in inspecting audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of U.S. reporting companies. These difficulties may impose significant additional risks concerning the reliability of the audits and of the information about the Chinese securities or the potential delisting of a U.S.-listed Chinese issuer due to an inability to inspect the issuer’s accounting firm.
Investments in Chinese companies may be made through a special structure known as a variable interest entity (“VIE”) that is designed to provide foreign investors, such as the Fund, with exposure to Chinese companies that operate in certain sectors in which China restricts or prohibits foreign investments. Investments in VIEs may pose additional risks because the investment is made through an intermediary shell company that has entered into service and other contracts with the underlying Chinese operating company in order to provide investors with exposure to the operating company, but does not represent equity ownership in the operating company. The value of the shell company is derived from its ability to consolidate the VIE into its financials pursuant to contractual arrangements that allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership. The contractual arrangements between the shell company and the operating company may not be as effective in providing operational control as direct equity ownership, and a foreign investor’s (such as the Fund’s) rights may be limited, including by actions of the Chinese government which could determine that the underlying contractual arrangements are invalid. While VIEs are a longstanding industry practice and are well known by Chinese officials and regulators, the structure historically has not been formally recognized under Chinese law. However, effective March 31, 2023, the China Securities Regulatory Commission (“CSRC”) released new rules and implementing guidelines that permit the use of VIE structures, provided they abide by Chinese laws and register with the CSRC. The rules, however, may cause Chinese companies to undergo greater scrutiny and may make the process to create VIEs more difficult and costly. Further, while the rules and implementing guidelines do not prohibit the use of VIE structures, this does not serve as a formal endorsement by the Chinese government. There is a risk that the Chinese government may cease to tolerate VIEs at any time, and any guidance or further rulemaking prohibiting or restricting these structures by the Chinese government, generally or with respect to specific industries, would likely cause impacted VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent losses, and in turn, adversely affect the Fund’s returns and net asset value. The future of the VIE structure generally and with respect to certain industries remains uncertain.
From time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. government identifies as state sponsors of terrorism or subjects to sanctions.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of possible seizure, expropriation, nationalization, political or social instability, changes in economic or taxation policies or other adverse political or economic developments (in which the Fund could lose its entire investment in a certain market) and the difficulty of enforcing obligations in other countries, including the possible adoption of foreign governmental restrictions such as exchange controls. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. To the extent the Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns, unless the Fund has hedged its foreign currency exposure. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, may not always be successful. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls, and may therefore be more susceptible to fraud or corruption. There may be less public information available about foreign companies than U.S. companies, making it difficult to evaluate those foreign companies.
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From time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. government identifies as state sponsors of terrorism or is subject to sanctions.
Emerging Markets Investment Risk. Investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Emerging markets usually are subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably, and the ability to bring and enforce actions, or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information. In addition, lack of relevant data and reliable public information, including financial information, about securities in emerging markets may contribute to incorrect weightings and data and computational errors when the Index Provider selects securities for inclusion in the Underlying Index or rebalances the Underlying Index.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all.
Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Consumer Discretionary Sector Risk. Companies engaged in the consumer discretionary sector are affected by fluctuations in supply and demand, and changes in consumer preferences, social trends and marketing campaigns. Changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations also may adversely affect these companies.
ADR Risk. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio
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investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV.
The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	-21.52%
Best Quarter	June 30, 2020	30.24%
Worst Quarter	September 30, 2021	-30.81%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	12/9/2004	13.73%	-12.65%	0.35%
Return After Taxes on Distributions		12.44	-13.37	-0.23
Return After Taxes on Distributions and Sale of Fund Shares		8.33	-9.19	0.07

Nasdaq Golden Dragon China Index™ (reflects no deduction for fees, expenses or taxes)		13.25	-12.69	0.52

MSCI China Index (Net) (reflects reinvested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)		31.17	-3.20	5.54

FTSE China 50 Index (reflects no deduction for fees, expenses or taxes)		29.51	-0.63	4.39

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
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Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	June 2007

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	August 2008

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in the components of the Underlying Index. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
Nasdaq Golden Dragon China IndexTM
The Underlying Index seeks to track the performance of companies based in China (excluding Hong Kong and Taiwan) that offer the protections of being listed on a U.S.-based exchange. To be eligible for inclusion in the Underlying Index, a security must: (i) be issued by a company domiciled or incorporated in the People’s Republic of China (excluding Hong Kong and Taiwan) at the time of review, although Underlying Index constituents as of May 31, 2012 may continue to be eligible despite not meeting this criterion; (ii) be listed on The Nasdaq Stock Market®, the New York Stock Exchange (“NYSE”), NYSE American or Cboe BZX Exchange; (iii) have a minimum market capitalization of $100 million; (iv) not be classified as part of the open end and miscellaneous investment vehicles sector of the FTSE International Limited Industry Classification Benchmark; (v) have a minimum three-month average daily dollar trading volume of $250,000; and (vi) have been traded for at least three months prior to the rebalancing reference date. Nasdaq will not include securities of issuers that have entered into a
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definitive merger or acquisition agreement or other pending arrangement which would likely result in the security no longer being eligible for inclusion in the Underlying Index; securities of issuers that are currently in bankruptcy proceedings; or securities of issuers that Nasdaq has become aware will soon undergo a fundamental change that makes them ineligible for inclusion in the Underlying Index. The security types eligible for inclusion in the Underlying Index include common stocks, ordinary shares, ADRs, shares of beneficial interest or limited partnership interests.
The Underlying Index is rebalanced quarterly effective after trading on the third Friday in March, June, September and December. The Underlying Index eligibility criteria are applied using market data as of the end of January, April, July and October. Securities meeting the criteria are included in the Underlying Index. The Underlying Index is a modified market capitalization weighted index.
The Underlying Index constituents are reweighted on a quarterly basis, based on a company’s most recent total shares outstanding and the closing price of the company’s stock on the last trading day in February, May, August and November.
The Underlying Index employs a two-stage weighting scheme. Each security's initial weight is determined by dividing its market capitalization by the aggregate market capitalization of all securities in the Underlying Index. At the reweight date, the initial weights are first adjusted to ensure that the maximum weight of any Underlying Index constituent does not exceed 8%. Next, the Underlying Index constituents with the five largest market capitalizations remain capped at 8%, and the excess weight is distributed proportionally across the remaining Underlying Index constituents so that the maximum weight of each remaining constituent does not exceed 4%. Nasdaq repeats the process, if necessary, to derive the final weights.
Nasdaq makes adjustments in the price and/or constituent shares driven by corporate events such as stock dividends, stock splits and certain spin-offs and rights issuances are adjusted on the ex-date. If the change in total shares outstanding arising from other corporate actions is greater than or equal to 10%, Nasdaq makes the change as soon as practicable. Otherwise, if the change in total shares outstanding is less than 10%, then all such changes are accumulated through the end of February, May, August and November and made effective at one time on a quarterly basis after the close of trading on the third Friday in March, June, September and December, respectively. The constituent shares are adjusted by the same percentage amount by which the total shares outstanding have changed.
A special cash dividend announced by the listing exchange, will result in an adjustment to the last sale price of an Underlying Index constituent prior to market open on the ex-date for the special amount distributed. A special dividend may also be referred to as extra, extraordinary, non-recurring, one-time or unusual.
Ordinarily, whenever there is a change in a constituent security or a change to the price of a constituent due to spin-offs, rights issuances or special cash dividends, the divisor is adjusted to ensure that there is no discontinuity in the value of the Underlying Index which might otherwise be caused by any such change. All changes are announced in advance and are reflected in the Underlying Index prior to market open on the Underlying Index effective date.
The Fund is rebalanced and reweighted in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies
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designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
China Investment Risk. Investments in companies located or operating in Greater China (normally considered to be the geographical area that includes mainland China, Hong Kong, Macau and Taiwan) involve risks and considerations not typically associated with investments in the U.S. and other Western nations, such as greater government control over the economy; political, legal and regulatory uncertainty; nationalization, expropriation, or confiscation of property; lack of willingness or ability of the Chinese government to support the economies and markets of the Greater China region; lack of publicly available information and difficulty in obtaining information necessary for audits of, investigations into and/or litigation against Chinese companies, as well as in obtaining and/or enforcing judgments; limited legal remedies for shareholders; alteration or discontinuation of economic reforms; complex geopolitical tensions, military conflicts and the risk of war, either internal or with other countries; assertions of human rights violations by certain nations; public health emergencies resulting in market closures, travel restrictions, quarantines or other interventions; inflation, currency fluctuations and fluctuations in inflation and interest rates that may have negative effects on the economy and securities markets of Greater China; and Greater China’s dependency on the economies of other Asian countries, many of which are developing countries.
The PCAOB has historically had difficulties in inspecting audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of U.S. reporting companies. Such issues with respect to the PCAOB inspections may impose significant additional risks associated with investments in China, including the risks that the audits may be less reliable, the information about the Chinese securities may be less reliable or complete, or a U.S.-listed Chinese issuer may be delisted if the PCAOB is unable to inspect the accounting firm for the issuer.
Investments in Chinese companies may be made through a special structure known as a variable interest entity (“VIE”) that is designed to provide foreign investors, such as the Fund, with exposure to Chinese companies that operate in certain sectors in which China restricts or prohibits foreign investments. Investments in VIEs may pose additional risks because the investment is made through an intermediary shell company that has entered into service and other contracts with the underlying Chinese operating company in order to provide investors with exposure to the operating company, and therefore does not represent equity ownership in the operating company. As a result, such investment may limit the rights of an investor with respect to the underlying Chinese operating company. VIEs allow foreign shareholders to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership. However, the contractual arrangements between the shell company and the operating company may not be as effective in providing operational control as direct equity ownership, and a foreign investor’s rights may be limited by, for example, actions of the Chinese government which could determine that the underlying contractual arrangements on which control of the VIE is based are invalid. The contractual arrangement on which the VIE structure is based would likely be subject to Chinese law and jurisdiction, which could raise questions about how recourse is sought.
Investments through VIEs may be affected by conflicts of interest and duties between the legal owners of the VIE and the stockholders of the listed holding company, which could adversely impact the value of investments. Historically, VIEs have not been formally recognized under Chinese law; however, effective March 31, 2023, the CSRC released new rules and implementing guidelines that permit the use of VIE structures, provided they abide by Chinese laws and register with the CSRC. The rules, however, may cause Chinese companies to undergo greater scrutiny and may make the process to create VIEs more difficult and costly. Further, while the rules and implementing guidelines do not prohibit the use of VIE structures, this does not serve as a formal endorsement by the Chinese government. There is a risk that the Chinese government may cease to tolerate VIEs at any time, and any guidance or further rulemaking prohibiting or restricting these structures by the Chinese government, generally or with respect to specific industries, would likely cause impacted VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent losses, and in turn, adversely affect the underlying fund’s returns and net asset value. The future of the VIE structure generally and with respect to certain industries remains uncertain.
Certain securities issued by companies located or operating in Greater China, such as China A-shares, are subject to trading restrictions and suspensions, quota limitations and sudden changes in those limitations, and operational, clearing and settlement risks. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.
Export growth continues to be a major driver of China’s rapid economic growth. As a result, a reduction in spending on Chinese products and services, the institution of tariffs, sanctions, capital controls, embargoes, trade wars, or other trade barriers (or the threat thereof), or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The ongoing trade dispute, imposition of tariffs and deterioration of trade relations between China and the United States continues to introduce uncertainty into the Chinese economy and may result in market volatility, reductions in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. In addition, actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the U.S., may negatively impact the value and liquidity of such securities held by the Fund. From time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance or require the Fund to sell (or conversely, prevent the Fund from purchasing or selling) the securities of the company.
Additionally, developing countries, such as those in Greater China, may subject the Fund’s investments to a number of tax rules, and the application of many of those rules may be uncertain. Moreover, China has implemented a number of tax reforms in recent years, and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Chinese taxes that may apply to the Fund’s investments include income tax or withholding tax on dividends, interest or gains earned by the Fund, business tax and stamp duty. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of
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economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Foreign and Emerging Markets Investment Risk. Investments in foreign securities involve risks that are beyond those associated with investments in U.S. securities, and investments in securities of issuers in emerging market countries involve risks not often associated with investments in securities of issuers in developed countries. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign and emerging market securities. Foreign and emerging markets may have greater concentration in a few industries, resulting in greater vulnerability to regional and global trade conditions. Emerging market countries may also have higher rates of inflation or deflation and more rapid and extreme fluctuations in inflation rates and greater sensitivity to interest rate changes. Issuers in emerging markets also may have relatively low market liquidity, decreased publicly available and less reliable information, and inconsistent and less stringent regulatory, disclosure, accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to issuers in more developed markets. As a result, the nature and quality of such information may vary. The ability to conduct adequate due diligence in emerging markets may be limited. In addition, certain emerging market countries may impose material limitations on inspection, investigation and enforcement capabilities which can hinder the PCAOB’s ability to engage in independent oversight or inspection of accounting firms located in or operating in certain emerging markets. There is no guarantee that the quality of financial reporting or the audits conducted by audit firms of emerging market issuers meet PCAOB standards.
Foreign and emerging market securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign and emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. Emerging markets are subject to greater market volatility, lower trading volume, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. The ability to bring and enforce actions in emerging market countries, or to obtain information needed to pursue or enforce such actions, may be limited, and shareholder claims may be difficult or impossible to pursue. In addition, the taxation systems at the federal, regional and local levels in emerging market countries may be less transparent and inconsistently enforced, and subject to sudden change. Emerging market countries may have a higher degree of corruption and fraud than developed market countries, as well as counterparties and financial institutions with less financial sophistication, creditworthiness and/or resources. Investments in emerging market securities may also be subject to delays in settlement procedures, unexpected market closures, and lack of timely information. Lack of relevant data and reliable public information, including financial information, about securities in emerging markets may contribute to incorrect weightings and data and computational errors when the Index Provider selects securities for inclusion in the Underlying Index or rebalances the Underlying Index.
Each country has different laws specific to that country that impact investments, which may increase the risks to which investors are subject. Country-specific rules or legislation addressing investment-related transactions may inhibit or prevent certain transactions from transpiring in a particular country.
From time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance.
Furthermore, foreign exchanges and broker-dealers generally are subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades. Depositary receipts also involve substantially identical risks to those associated with investments in foreign securities. Additionally, the issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, have no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. In addition, investors might seek to trade Fund shares based on their knowledge or understanding of the value of smaller company securities (this is sometimes
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referred to as “price arbitrage”), which could interfere with the efficient management of the Fund. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all. The relative sizes of companies may change over time as the securities market changes, and the Fund is not required to sell the securities of companies whose market capitalizations have grown or decreased due to market fluctuations.
Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry, competition for resources, adverse labor relations, political or world events, obsolescence of technologies, and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Consumer Discretionary Sector Risk. Companies engaged in the consumer discretionary sector are affected by fluctuations in supply and demand and changes in consumer demographics and preferences. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies. Moreover, changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in interest and exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations also may adversely affect these companies. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
ADR Risk. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.
Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling
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securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there
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is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to the components of the Underlying Index and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the NYSE is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the
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Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or
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options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on The Nasdaq Stock Market® LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund
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since June 2007. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2008. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser for its services an annual fee equal to 0.50% of its average daily net assets (the “Advisory Fee”).
The Fund is responsible for all of its own expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to the Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust or the Adviser and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) on behalf of the Fund pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, licensing fees, offering costs (as defined below), brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of its average daily net assets per year (the “Expense Cap”), at least until August 31, 2028.
The offering costs excluded from the Expense Cap for the Fund are: (a) initial legal fees pertaining to the Shares offered for sale; (b) initial SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.
The Expense Agreement provides that the fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date. This waiver is not subject to recapture.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “PGJ.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks,
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trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily
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available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024	2023	2022
Per Share Operating Performance:
Net asset value at beginning of year	$26.93	$24.90	$26.81	$27.54	$63.49
Net investment income(a)	0.60	0.63	0.45	0.19	0.14
Net realized and unrealized gain (loss) on investments	0.10	2.70	(1.73)	(0.67)	(36.09)
Total from investment operations	0.70	3.33	(1.28)	(0.48)	(35.95)
Distributions to shareholders from:
Net investment income	(0.91)	(1.30)	(0.63)	(0.25)	-
Net asset value at end of year	$26.72	$26.93	$24.90	$26.81	$27.54
Market price at end of year(b)	$26.71	$26.93	$24.92	$26.82	$27.57
Net Asset Value Total Return(c)	2.19%	14.17%	(4.85)%	(1.80)%	(56.62)%
Market Price Total Return(c)	2.15%	14.08%	(4.81)%	(1.88)%	(56.60)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$114,648	$141,907	$147,402	$200,541	$239,006
Ratio to average net assets of:
Expenses, after Waivers	0.70%	0.70%	0.71%	0.70%	0.70%
Expenses, prior to Waivers	0.70%	0.70%	0.71%	0.74%	0.71%
Net investment income	2.03%	2.42%	1.71%	0.69%	0.35%
Portfolio turnover rate(d)	23%	25%	38%	24%	42%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
The Fund is not sponsored, endorsed, sold or promoted by Nasdaq or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to the Fund.
The Corporations calculate and maintain the Underlying Index for the Fund.
The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Nasdaq Golden Dragon China IndexTM to track general stock market performance.
The Corporations’ only relationship to Invesco Capital Management LLC (“Licensee” or the “Adviser”) is in the licensing of the Nasdaq® and Underlying Index, trade/service marks, and certain trade names of the Corporations and the use of the Underlying Index, which is determined, composed and calculated by Nasdaq without regard to the Adviser or the Fund.
Nasdaq has no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating, as applicable, the Underlying Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in
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householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-PGJ-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
PEY	Invesco High Yield Equity Dividend AchieversTM ETF	The Nasdaq Stock Market LLC
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco High Yield Equity Dividend AchieversTM ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the Nasdaq US Dividend Achievers 50TM Index (the “Underlying Index”).
 Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%

Other Expenses	0.12

Acquired Fund Fees and Expenses[1]	0.16

Total Annual Fund Operating Expenses	0.68

1
Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies. These expenses are based on the total expense ratio of the underlying funds disclosed in each underlying fund’s most recent shareholder report. Please note that the amount of “Total Annual Fund Operating Expenses” shown in the above table may differ from the ratio of expenses to average net assets included in the “Financial Highlights” section of this prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$69	$218	$379	$847
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 56% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (“Nasdaq” or the “Index Provider”) includes common stocks in the Underlying Index that have a consistent record of dividend increases, principally on the basis of dividend yield and consistent growth in dividends. The Underlying Index is composed of the 50 issuers with the highest modified dividend yield chosen from the Nasdaq US Broad Dividend AchieversTM Index (the “Parent Index”). To qualify for inclusion in the Underlying Index, an issuer must have, among other things, increased its annual regular cash dividend payments for at least each of its last ten consecutive years, and must have a minimum market capitalization of $1 billion.
As of June 30, 2026, the Underlying Index was comprised of 50 constituents with market capitalizations ranging from $1.3 billion to $330 billion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
The Fund intends to be “diversified,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), to the extent that the Underlying Index is diversified. The Fund may become “non-diversified” as defined in the 1940 Act solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Should the Fund become “non-diversified,” it will no longer be required to meet certain diversification requirements under the 1940 Act and may invest a greater portion of its assets in securities of a small group of issuers or in any one individual issuer than can a diversified fund. Shareholder approval will not be sought when the Fund crosses from diversified to non-diversified status solely due to a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. In seeking to track the Underlying Index, the Fund was managed as diversified as of April 30, 2026.
In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies that pay dividends, and in derivatives and other investments that have economic characteristics similar to equity securities of companies that pay dividends (the “80% investment policy”). For purposes of the 80% investment policy, the Fund considers the components of the Underlying Index to be equity securities of companies that pay dividends.
Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security
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unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Dividend Paying Securities Risk. As a group, securities that pay dividends may fall out of favor with investors and underperform companies that do not pay dividends. Also, changes in the dividend policies of the companies in the Underlying Index and the capital resources available for such companies’ dividend payments may affect the Fund. There is the possibility that dividend paying companies could reduce or eliminate the payment of dividends in the future, or an anticipated acceleration of dividends may not occur. Depending on market conditions, dividend paying stocks included in the Underlying Index may not be widely available for purchase or may be highly concentrated in only a few market sectors. This may increase the volatility of the Fund’s returns and limit its ability to produce current income while remaining fully diversified. Dividend stocks may not experience high earnings growth or capital appreciation. The Fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks. In addition, the value of dividend paying common stocks can decline when interest rates rise, as fixed-income investments become more attractive to investors.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Diversification Risk. To the extent the Fund becomes non-diversified, the Fund may invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
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Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser, Invesco Capital Management LLC (the “Adviser”), seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	16.44%
Best Quarter	December 31, 2020	22.48%
Worst Quarter	March 31, 2020	-30.78%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	12/9/2004	0.62%	7.96%	8.83%
Return After Taxes on Distributions		-0.52	6.82	7.73
Return After Taxes on Distributions and Sale of Fund Shares		1.17	6.18	7.01

Nasdaq US Dividend Achievers 50™ Index (reflects no deduction for fees, expenses or taxes)		1.16	8.53	9.38

Russell 3000® Index (reflects no deduction for fees, expenses or taxes)		17.15	13.15	14.29

Dow Jones U.S. Select Dividend Index (reflects no deduction for fees, expenses or taxes)		12.12	12.43	10.83

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

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Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	June 2007

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	August 2008

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in equity securities of companies that pay dividends. The Fund considers the components of the Underlying Index to be such investments. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
Nasdaq US Dividend Achievers 50TM Index
The Underlying Index is designed to track the performance of the 50 issuers with the highest modified dividend yield chosen from the Parent Index. To become eligible for inclusion in the Underlying Index, an issuer must be included in the Parent Index, and the issuer of the security must have a minimum market capitalization of $1 billion. Securities issued by REITs and limited partnerships are ineligible for inclusion in the Underlying Index.
Eligible securities for the Parent Index must have, among other things, experienced an increase in annual regular dividend payments for at least the last ten consecutive years and a minimum three-month average daily dollar trading volume of $1 million.
The Underlying Index is rebalanced annually after the close of trading on the third Friday in March using market data through the end of December. Nasdaq ranks the universe of securities according to their trailing 12-month dividend yield as of the last trading day in February. The 50 highest yielding securities are included in the Underlying Index, as long as no single sector has more than 12 securities. In the event there are more than 12 securities in a single sector, the top 12 securities by dividend yield are included.
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The Underlying Index is reweighted on a quarterly basis after the close of trading on the third Friday in March, June, September and December using a modified dividend yield weighted methodology that incorporates the trailing 12-month dividend yield of each security as compared to the dividend yield of all securities in the Underlying Index as of the last trading day in February, May, August and November. Under the methodology: (i) no sector can be represented by more than 12 component securities; (ii) no sector can have a weight of more than 25% of the Underlying Index; and (iii) no single component security can have a weight of more than 4% of the Underlying Index. The excess weight of any capped sector will be distributed proportionally across the component securities in the remaining sectors until no sector’s weight is greater than 25%. The excess weight of any capped security will be distributed proportionally across the remaining component securities until no security's weight is greater than 4%. The process is repeated, if necessary, to derive the final weights. Additionally, if at any time a component security becomes ineligible for inclusion in the Underlying Index, it will be removed and replaced with the security that meets the eligibility criteria with the highest dividend yield as of the last quarterly reweighting that is not currently in the Underlying Index, and will be added at the same weight as the security that was removed. At each month-end, if a constituent suspends or decreases its dividend payment by 50% or more based on the ex-date of the last dividend, then the constituent will be removed from the Underlying Index after the close of trading of the third Friday of the following month.
Nasdaq generally will make adjustments arising from stock dividends and stock splits on the evening prior to the effective date of that action. In the case of certain spin-offs or rights issuances, Nasdaq adjusts the price of the issuer’s securities. A special cash dividend will result in an adjustment to the last sale price of an issuer’s securities prior to market-open on the ex-date for the special amount distributed. A special dividend may also be referred to as extra, extraordinary, non-recurring, onetime or unusual.
Ordinarily, whenever there is a change in a constituent security or a change to the price of a constituent due to spin-offs, rights issuances or special cash dividends, the divisor is adjusted to ensure that there is no discontinuity in the value of the Underlying Index which might otherwise be caused by any such change. All changes are announced in advance and are reflected in the Underlying Index prior to market open on the Underlying Index effective date.
The Fund is rebalanced and reweighted in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in
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particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Dividend Paying Securities Risk. As a group, securities that pay dividends may fall out of favor with investors and underperform companies that do not pay dividends. Also, changes in the dividend policies of the companies in the Underlying Index and the capital resources available for such companies’ dividend payments may affect the Fund. There is the possibility that dividend paying companies could reduce or eliminate the payment of dividends in the future, or an anticipated acceleration of dividends may not occur. Depending upon market conditions, dividend paying stocks included in the Underlying Index may not be widely available for purchase or may be highly concentrated in only a few market sectors. This may increase the volatility of the Fund’s returns and limit its ability to produce current income while remaining fully diversified. Dividend stocks may not experience high earnings growth or capital appreciation. The Fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks. In addition, the value of dividend paying common stocks can decline when interest rates rise, as fixed-income investments become more attractive to investors.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. In addition, investors might seek to trade Fund shares based on their knowledge or understanding of the value of smaller company securities (this is sometimes referred to as “price arbitrage”), which could interfere with the efficient management of the Fund. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all. The relative sizes of companies may change over time as the securities market changes, and the Fund is not required to sell the securities of companies whose market capitalizations have grown or decreased due to market fluctuations.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry, competition for resources, adverse labor relations, political or world events, obsolescence of technologies, and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to
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fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Diversification Risk. To the extent the Fund becomes non-diversified, the Fund may invest a greater portion of its assets in the obligations or securities of a small number of issuers or a single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related
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technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to equity securities of companies that pay dividends and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities
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transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to
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adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Portfolio Size Risk. Pursuant to its methodology, the Underlying Index may be composed of a relatively small number of individual securities. Therefore, in seeking to track the returns of the Underlying Index, the Fund typically will hold a similarly small number of securities. To the extent that a significant portion of the Fund’s total assets is invested in a limited number of securities, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund’s NAV than it would if the Fund invested in a greater number of securities.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on The Nasdaq Stock Market® LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.
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Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since June 2007. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2008. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser for its services an annual fee equal to 0.40% of its average daily net assets (the “Advisory Fee”).
The Fund is responsible for all of its own expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, Acquired
Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to the Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust or the Adviser and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) on behalf of the Fund pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, licensing fees, offering costs (as defined below), brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.50% of its average daily net assets per year (the “Expense Cap”), at least until August 31, 2028.
The offering costs excluded from the Expense Cap for the Fund are: (a) initial legal fees pertaining to the Shares offered for sale; (b) initial SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.
The Expense Agreement provides that the fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date. This waiver is not subject to recapture.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid
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and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “PEY.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid monthly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and
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qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation
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Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024	2023	2022
Per Share Operating Performance:
Net asset value at beginning of year	$19.86	$19.93	$19.98	$21.01	$20.66
Net investment income(a)	0.97	0.89	0.92	0.87	0.85
Net realized and unrealized gain (loss) on investments	2.71	(0.03)	0.03 (b)	(1.04)	0.33
Total from investment operations	3.68	0.86	0.95	(0.17)	1.18
Distributions to shareholders from:
Net investment income	(1.01)	(0.93)	(1.00)	(0.86)	(0.83)
Net asset value at end of year	$22.53	$19.86	$19.93	$19.98	$21.01
Market price at end of year(c)	$22.53	$19.84	$19.94	$19.97	$21.03
Net Asset Value Total Return(d)	19.02%	4.12%	4.95%	(0.81)%	5.87%
Market Price Total Return(d)	19.14%	3.97%	5.06%	(0.96)%	6.01%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,066,079	$1,089,361	$1,182,709	$1,442,292	$1,153,255
Ratio to average net assets of:
Expenses	0.52%	0.52%	0.53%	0.52%	0.52%
Net investment income	4.61%	4.19%	4.67%	4.25%	4.07%
Portfolio turnover rate(e)	56%	58%	74%	57%	49%

(a)	Based on average shares outstanding.
(b)
Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(c)	The mean between the last bid and ask prices.
(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
The Fund is not sponsored, endorsed, sold or promoted by Nasdaq or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to the Fund.
The Corporations calculate and maintain the Underlying Index for the Fund.
The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Nasdaq US Dividend Achievers 50TM Index to track general stock market performance.
The Corporations’ only relationship to Invesco Capital Management LLC (“Licensee” or the “Adviser”) is in the licensing of the Nasdaq® and Underlying Index, trade/service marks, and certain trade names of the Corporations and the use of the Underlying Index, which is determined, composed and calculated by Nasdaq without regard to the Adviser or the Fund.
Nasdaq has no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating, as applicable, the Underlying Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in
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householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-PEY-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
PID	Invesco International Dividend AchieversTM ETF	The Nasdaq Stock Market LLC
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco International Dividend AchieversTM ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the Nasdaq International Dividend AchieversTM Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%

Other Expenses	0.13

Total Annual Fund Operating Expenses	0.53

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$54	$170	$296	$665
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 55% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (“Nasdaq” or the “Index Provider”) includes dividend-paying common stocks and other securities in the Underlying Index pursuant to a proprietary selection methodology that identifies companies that have increased their aggregate annual regular cash dividend payments consistently for at least each of the last five consecutive years. The Underlying Index is composed of Global Depositary Receipts (“GDRs”) that are listed on the London Stock Exchange (“LSE”) or the London International Exchange and have a U.S. listing on the over-the-counter (“OTC”) markets, American Depositary Receipts (“ADRs”), non-U.S. common or ordinary stocks, limited partnership interests and shares of limited liability companies that are listed on the New York Stock Exchange (“NYSE”), The Nasdaq Stock Market, Cboe Exchange (“Cboe”) or NYSE American.
As of June 30, 2026, the Underlying Index was comprised of 62 securities with market capitalizations ranging from $588 million to $2.5 trillion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
The Fund intends to be “diversified,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), to the extent that the Underlying Index is diversified. The Fund may become “non-diversified” as defined in the 1940 Act solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Should the Fund become “non-diversified,” it will no longer be required to meet certain diversification requirements under the 1940 Act and may invest a greater portion of its assets in securities of a small group of issuers or in any one individual issuer than can a diversified fund. Shareholder approval will not be sought when the Fund crosses from diversified to non-diversified status solely due to a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. In seeking to track the Underlying Index, the Fund was managed as diversified as of April 30, 2026.
In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the components of the Underlying Index and in derivatives and other investments that have economic characteristics similar to the components of the Underlying Index (the “80% investment policy”).
Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable
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financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of possible seizure, expropriation, nationalization, political or social instability, changes in economic or taxation policies or other adverse political or economic developments (in which the Fund could lose its entire investment in a certain market) and the difficulty of enforcing obligations in other countries, including the possible adoption of foreign governmental restrictions such as exchange controls. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. To the extent the Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns, unless the Fund has hedged its foreign currency exposure. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, may not always be successful. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls, and may therefore be more susceptible to fraud or corruption. There may be less public information available about foreign companies than U.S. companies, making it difficult to evaluate those foreign companies.
From time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. government identifies as state sponsors of terrorism or is subject to sanctions.
Dividend Paying Securities Risk. As a group, securities that pay dividends may fall out of favor with investors and underperform companies that do not pay dividends. Also, changes in the dividend policies of the companies in the Underlying Index and the capital resources available for such companies’ dividend payments may affect the Fund. There is the possibility that dividend paying companies could reduce or eliminate the payment of dividends in the future, or an anticipated acceleration of dividends may not occur. Depending on market conditions, dividend paying stocks included in the Underlying Index may not be widely available for purchase or may be highly concentrated in only a few market sectors. This may increase the volatility of the Fund’s returns and limit its ability to produce current income while remaining fully diversified. Dividend stocks may not experience high earnings growth or capital appreciation. The Fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks. In addition, the value of dividend paying common stocks can decline when interest rates rise, as fixed-income investments become more attractive to investors.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all.
Geographic Concentration Risk. The Fund may from time to time have a substantial amount of its assets invested in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries or regions may therefore have a significant negative impact on the Fund’s investment performance. For example, a natural or other disaster could occur in a country or geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in that specific country or geographic region and adversely impact the Fund’s investments in the affected region.
Canada Investment Risk. Due to the Fund’s potentially significant exposure to companies that are domiciled in Canada, the Fund is particularly sensitive to political, economic and social conditions in that country. Canada is a major producer of metals. The Canadian economy is especially dependent on the demand for, and supply of, natural resources, and the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. Any adverse events that affect Canada’s major industries may have a negative impact on the overall Canadian economy and the Shares of the Fund.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries
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or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
ADR and GDR Risk. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs and GDRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Non-Diversification Risk. To the extent the Fund becomes non-diversified, the Fund may invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Valuation Time Risk. Because foreign exchanges may be open on days when the Fund does not price its Shares, the value of the non-U.S. securities in the Fund’s portfolio may change on days when investors will not be able to purchase or sell the Fund’s Shares. As a result, trading spreads and the resulting premium or discount on the Fund’s Shares may widen, and, therefore, increase the difference between the market price of the Fund’s Shares and the NAV of such Shares.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser, Invesco Capital Management LLC (the “Adviser”), seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates
3

with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	3.35%
Best Quarter	December 31, 2020	21.52%
Worst Quarter	March 31, 2020	-32.07%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	9/15/2005	24.40%	11.28%	8.81%
Return After Taxes on Distributions		23.26	10.23	7.85
Return After Taxes on Distributions and Sale of Fund Shares		14.96	8.68	6.92

Nasdaq International Dividend Achievers™ Index (Net) (reflects invested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)		24.36	11.10	8.85

MSCI EAFE® Index (Net) (reflects reinvested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)		31.22	8.92	8.18

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	June 2007

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	August 2008

Faiz Syed	Portfolio Manager of the Adviser	July 2026

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a
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grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in the components of the Underlying Index. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
Nasdaq International Dividend AchieversTM Index
The Underlying Index is designed to track the performance of dividend paying securities, including ADRs, GDRs, common or ordinary stocks, limited partnership interests and shares of limited liability companies, issued by companies incorporated or domiciled outside the United States.
To become eligible for inclusion in the Underlying Index, an issuer must (i) be listed on The Nasdaq Stock Market®, NYSE, Cboe or NYSE American; (ii) be incorporated or domiciled outside of the U.S.; (iii) have increased its annual regular cash dividend payments for at least each of the last five consecutive years; (iv) have a minimum three-month average daily dollar trading volume of $1 million; (v) have not entered into a definitive agreement or other arrangement that likely would result in the security no longer being eligible for inclusion in the Underlying Index; and (vi) not be currently in bankruptcy proceedings. A GDR must be listed on the LSE or the London International Exchange and have a U.S. listing on OTC markets while meeting the above criteria, except exchange listing. Only one security per issuer is permitted in the Underlying Index. With respect to (ii) above, if the issuer of the security is classified as incorporated or domiciled in a country of beneficial interest as defined by the Index Provider, it must be classified as a non-United States filer for SEC reporting purposes.
The Underlying Index is rebalanced annually after the close of trading on the third Friday in March using market data through the end of December and reweighted on a quarterly basis after the close of trading on the third Friday in March, June, September and December, using a dividend yield weighted methodology that incorporates the trailing 12-month dividend yield of each issuer as compared to the dividend yield of all issuers in the Underlying Index as of the last trading day in February, May, August and November. At each reweighting, no single constituent may exceed 4% of the Underlying Index, and any excess weight of any security that otherwise exceeds 4% of the Underlying Index will be distributed proportionately across the remaining constituent securities. Additionally, if at any time an Underlying Index constituent becomes ineligible for inclusion in the Underlying Index, it will be removed and will not be replaced. At each month-end, if a constituent suspends its dividend payments based on the ex-date of the last dividend, then the constituent will be removed from the Underlying Index after the close of trading of the third Friday of the following month.
Nasdaq generally will make adjustments arising from stock dividends and stock splits on the evening prior to the effective date of that action. In the case of certain spin-offs or rights issuances, Nasdaq adjusts the price of the issuer’s securities. A special cash dividend will result in an adjustment to the last sale price of an issuer’s securities prior to market open on the ex-date for the special amount distributed. A special dividend may also be referred to as extra, extraordinary, non-recurring, one-time or unusual.
Ordinarily, whenever there is a change in a constituent security or a change to the price of a constituent due to spin-offs, rights issuances or special cash dividends, the divisor is adjusted to ensure that there is no discontinuity in the value of the Underlying Index which might otherwise be caused by any such change. All changes are announced in advance and are reflected in the Underlying Index prior to market open on the Underlying Index effective date.
The Fund is rebalanced and reweighted in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or
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adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Foreign Investment Risk. Investments in foreign securities involve risks that are beyond those associated with investments in U.S. securities.
Foreign securities may have relatively low market liquidity and also are subject to the risks of possible seizure, expropriation, nationalization, political or social instability, or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. Each country has different laws specific to that country that impact investment, which may increase the risks to which investors are subject. Country-specific rules or legislation addressing investment-related transactions may inhibit or prevent certain transactions from transpiring in a particular country.
To the extent the Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns, unless the Fund has hedged its foreign currency exposure. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, may not always be successful. Foreign companies generally may be subject to inconsistent and potentially less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls and standards of practice, including recordkeeping standards, and may therefore be more susceptible to fraud or corruption. There may be less public information available about foreign companies than U.S. companies, making it difficult to evaluate those foreign companies.
From time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance. Furthermore, foreign exchanges and broker-dealers generally are subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Fund’s trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades. Depositary receipts also involve substantially identical risks to those associated with investments in foreign securities. Additionally, the issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, have no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
Dividend Paying Securities Risk. As a group, securities that pay dividends may fall out of favor with investors and underperform companies that do not pay dividends. Also, changes in the dividend policies of the companies in the Underlying Index and the capital resources available for such companies’ dividend payments may affect the Fund. There is the possibility that dividend paying companies could reduce or eliminate the payment of dividends in the future, or an anticipated acceleration of dividends may not occur. Depending upon market conditions, dividend paying stocks included in the Underlying Index may not be widely available for purchase or may be highly concentrated in only a few market sectors. This may increase the volatility of the Fund’s returns and limit its ability to produce current income while remaining fully diversified. Dividend stocks may not experience high earnings growth or capital appreciation. The Fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks. In addition, the value of dividend paying common stocks can decline when interest rates rise, as fixed-income investments become more attractive to investors.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their
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investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. In addition, investors might seek to trade Fund shares based on their knowledge or understanding of the value of smaller company securities (this is sometimes referred to as “price arbitrage”), which could interfere with the efficient management of the Fund. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all. The relative sizes of companies may change over time as the securities market changes, and the Fund is not required to sell the securities of companies whose market capitalizations have grown or decreased due to market fluctuations.
Geographic Concentration Risk. The Fund may from time to time have a substantial amount of its assets invested in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries or regions may therefore have a significant negative impact on the Fund’s investment performance. For example, a natural or other disaster could occur in a country or geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in that specific country or geographic region and adversely impact the Fund’s investments in the affected region. Information about the Fund’s investment in a country is available on the Fund’s website, in its annual report to shareholders and other related information on Form N-CSR, and in its quarterly portfolio holdings as filed with the SEC on Form N-PORT.
Canada Investment Risk. Due to the Fund’s potentially significant exposure to companies that are domiciled in Canada, the Fund is particularly sensitive to political, economic and social conditions in that country. The Canadian economy is heavily dependent on relationships with certain key trading partners. The United States is Canada’s largest trading and investment partner, and the Canadian economy is significantly affected by developments in the U.S. economy. Any downturn in U.S. economic activity is likely to have an adverse impact on the Canadian economy. In addition, Canada is a large producer and supplier of natural resources (e.g., metals, oil, natural gas and agricultural products). The Canadian economy is especially dependent on the demand for, and supply of, those natural resources, and the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. As a result, the Canadian economy is sensitive to fluctuations in certain commodity prices, and any adverse events that affect Canada’s major industries may have a negative impact on the overall Canadian economy and the Shares of the Fund. Regulatory changes in Canada or in countries that are key Canadian trading partners, such as the United States, could adversely affect the Fund’s investments in Canadian companies.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry, competition for resources, adverse labor relations, political or world events, obsolescence of technologies, and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
ADR and GDR Risk. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs and GDRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.
Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is
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under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.
GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. Because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Non-Diversification Risk. To the extent the Fund becomes non-diversified, the Fund may invest a greater portion of its assets in the obligations or securities of a small number of issuers or a single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Valuation Time Risk. Because foreign exchanges may be open on days when the Fund does not price its Shares, the value of the non-U.S. securities in the Fund’s portfolio may change on days when investors are not be able to purchase or sell the Fund’s Shares. As a result, trading spreads and the resulting premium or discount on the Fund’s Shares may widen, and, therefore, increase the difference between the market price of the Fund’s Shares and the NAV of such Shares.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by
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the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to the components of the Underlying Index and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the NYSE is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption
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in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and
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may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on The Nasdaq Stock Market® LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in
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Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA, Michael
Jeanette and Faiz Syed (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since June 2007. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2008. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
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Faiz Syed, Portfolio Manager of the Adviser, has been responsible for the management of the Fund and other funds in the Invesco family of ETFs since July 2026. He has been associated with the Adviser since 2022. Mr. Syed earned his Master’s degree from the University of Illinois Chicago in 2022. Prior to joining the Adviser, he worked at Morningstar from 2019 to 2021.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser for its services an annual fee equal to 0.40% of its average daily net assets (the “Advisory Fee”).
The Fund is responsible for all of its own expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to the Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust or the Adviser and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) on behalf of the Fund pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, licensing fees, offering costs (as defined below), brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.50% of its average daily net assets per year (the “Expense Cap”), at least until August 31, 2028.
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The offering costs excluded from the Expense Cap for the Fund are: (a) initial legal fees pertaining to the Shares offered for sale; (b) initial SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.
The Expense Agreement provides that the fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date. This waiver is not subject to recapture.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “PID.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.
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Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
■
The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
■
Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
■
A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
■
The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
■
Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
■
Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
■
If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
■
At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
■
By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
■
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
■
Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
■
If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
■
Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
■
Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or
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non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
■
To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
■
The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the
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passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024	2023	2022
Per Share Operating Performance:
Net asset value at beginning of year	$19.71	$17.81	$18.21	$18.38	$17.28
Net investment income(a)	0.79	0.70	0.66	0.60	0.51
Net realized and unrealized gain (loss) on investments	3.15	1.90	(0.45)	(0.16)(b)	1.21
Total from investment operations	3.94	2.60	0.21	0.44	1.72
Distributions to shareholders from:
Net investment income	(0.75)	(0.70)	(0.61)	(0.61)	(0.62)
Net asset value at end of year	$22.90	$19.71	$17.81	$18.21	$18.38
Market price at end of year(c)	$22.86	$19.69	$17.80	$18.22	$18.40
Net Asset Value Total Return(d)	20.37%	14.85%	1.17%	2.74%	10.11%
Market Price Total Return(d)	20.28%	14.80%	1.06%	2.68%	10.43%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$928,794	$826,703	$871,689	$1,085,972	$775,420
Ratio to average net assets of:
Expenses	0.53%	0.53%	0.53%	0.53%	0.53%
Net investment income	3.65%	3.68%	3.73%	3.47%	2.79%
Portfolio turnover rate(e)	55%	42%	44%	38%	44%

(a)	Based on average shares outstanding.
(b)
Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(c)	The mean between the last bid and ask prices.
(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
The Fund is not sponsored, endorsed, sold or promoted by Nasdaq or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to the Fund.
The Corporations calculate and maintain the Underlying Index for the Fund.
The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Nasdaq International Dividend AchieversTM Index to track general stock market performance.
The Corporations’ only relationship to Invesco Capital Management LLC (“Licensee” or the “Adviser”) is in the licensing of the Nasdaq® and Underlying Index, trade/service marks, and certain trade names of the Corporations and the use of the Underlying Index, which is determined, composed and calculated by Nasdaq without regard to the Adviser or the Fund.
Nasdaq has no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating, as applicable, the Underlying Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in
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householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-PID-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
PWB	Invesco Large Cap Growth ETF	NYSE Arca, Inc.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco Large Cap Growth ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the Dynamic Large Cap Growth Intellidex® Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%

Other Expenses	0.05

Total Annual Fund Operating Expenses	0.55

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$56	$176	$307	$689
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 97% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (“ICE Data” or the “Index Provider”) compiles and maintains the Underlying Index, which is composed of 50 large-capitalization U.S. stocks with strong growth characteristics that the Index Provider includes principally on the basis of their capital appreciation potential. The Index Provider ranks the 2,000 largest (by market capitalization) U.S. stocks traded on the New York Stock Exchange (“NYSE”), NYSE American and The Nasdaq Stock Market (“Nasdaq”) for investment potential using ICE Data’s proprietary Intellidex® model.
As of June 30, 2026, the Underlying Index was comprised of 50 constituents with market capitalizations ranging from $32.3 billion to $4.8 trillion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
The Fund intends to be “diversified,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), to the extent that the Underlying Index is diversified. The Fund may become “non-diversified” as defined in the 1940 Act solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Should the Fund become “non-diversified,” it will no longer be required to meet certain diversification requirements under the 1940 Act and may invest a greater portion of its assets in securities of a small group of issuers or in any one individual issuer than can a diversified fund. Shareholder approval will not be sought when the Fund crosses from diversified to non-diversified status solely due to a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. In seeking to track the Underlying Index, the Fund was managed as diversified as of April 30, 2026.
In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of large capitalization growth companies, and in derivatives and other investments that have economic characteristics similar to securities of large capitalization growth companies (the “80% investment policy”). For purposes of the 80% investment policy, the Fund considers the components of the Underlying Index to be securities of large capitalization growth companies.
Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of April 30, 2026, the Fund had significant exposure to the information technology sector. The Fund’s portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general
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economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Growth Investing Risk. The market values of growth securities may be more volatile than other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. If a growth company’s earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, the value of its securities may decline sharply. Growth companies may be newer or smaller companies that may experience greater stock price fluctuations and risks of loss than larger, more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Therefore, they may not pay any dividends for some time. Growth companies typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price and the securities of growth companies may underperform the securities of value companies or the overall stock market. Growth stocks may also be more volatile than other securities because of investor speculation and the value of the Fund’s investments will vary and at times may be lower than that of other types of investments.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Information Technology Sector Risk. Information technology companies are subject to intense competition, and their products are at risk of rapid obsolescence, which make the prices of securities issued by these companies particularly volatile. Product obsolescence can result from rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Factors that may also significantly affect the market value of securities of issuers in the information technology sector include the failure to obtain, or delays in obtaining, financing or regulatory approval, product incompatibility, changing consumer preferences, increased government scrutiny, high required corporate capital expenditure for research and development or infrastructure and development of new products, and competition from alternative technologies. Information technology companies are also heavily dependent on patent and other intellectual property rights, and the loss or impairment of these rights may adversely affect the company's profitability.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Diversification Risk. To the extent the Fund becomes non-diversified, the Fund may invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions
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directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser, Invesco Capital Management LLC (the “Adviser”), seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	32.60%
Best Quarter	June 30, 2020	25.31%
Worst Quarter	June 30, 2022	-18.77%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	3/3/2005	24.95%	13.66%	15.52%
Return After Taxes on Distributions		24.95	13.61	15.41
Return After Taxes on Distributions and Sale of Fund Shares		14.77	10.96	13.16

Dynamic Large Cap Growth Intellidex® Index (reflects no deduction for fees, expenses or taxes)		25.65	14.30	16.19

Russell 3000® Index (reflects no deduction for fees, expenses or taxes)		17.15	13.15	14.29

Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)		18.56	15.32	18.13

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	June 2007

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	August 2008

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in
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exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in securities of large capitalization growth companies. The Fund considers the components of the Underlying Index to be such investments. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
Dynamic Large Cap Growth Intellidex® Index
The Underlying Index is composed of 50 large capitalization U.S. stocks with strong growth characteristics that ICE Data includes principally on the basis of their capital appreciation potential. ICE Data ranks the 2,000 largest (by market capitalization) U.S. stocks traded on the NYSE, NYSE American and Nasdaq for investment potential based on a score (“Model Score”) developed from ICE Data’s proprietary Intellidex® model. ICE Data then divides the universe of companies into groups based on size, style and sub-size in the following manner:
(a) ICE Data segregates the universe of stocks into three size groups: large cap, mid cap and small cap. ICE Data considers the 250 largest stocks by market capitalization to be large cap, the next 750 largest to be mid cap and the remaining 1,000 stocks to be small cap.
(b) ICE Data divides large cap stocks into growth stocks and value stocks. ICE Data bases a stock’s characterization as growth or value on a multi-factor methodology. ICE Data then divides the large cap growth universe into two sub-groups based on market capitalization and selects stocks for inclusion in the Underlying Index as follows:
i. ICE Data selects 15 stocks with the best Model Scores in the larger market capitalization sub-group for inclusion in the Underlying Index, except that any component stock which is currently included in the Underlying Index is not removed unless its Model Score falls below that of the 18th ranked stock in the sub-group. The 15 larger stocks collectively receive 50% of the total Underlying Index Weight (each larger stock receives on average 3.33% of the weight of the Underlying Index).
ii. ICE Data selects 35 stocks with the best Model Scores in the smaller market capitalization sub-group for inclusion in the Underlying Index, except that any component stock that is currently included in the Underlying Index is not removed unless its Model Score falls below that of the 42nd ranked stock in the sub-group. The 35 smaller stocks collectively receive 50% of the total Underlying Index Weight (each
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smaller stock receives on average 1.43% of the weight of the Underlying Index).
The Underlying Index is rebalanced quarterly at the open of trading on the third business day following the last Friday of February, May, August and November. The Fund is rebalanced in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Growth Investing Risk. The market values of growth securities may be more volatile than other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. If a growth company’s earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, the value of its securities may decline sharply. Growth companies may be newer or smaller companies that may experience greater stock price fluctuations and risks of loss than larger,
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more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Therefore, they may not pay any dividends for some time. Growth companies typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth companies can also be established companies that are in a growth cycle in their business; these companies may experience greater stock price fluctuations and risks of loss than other established companies. During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price and the securities of growth companies may underperform the securities of value companies or the overall stock market. Growth stocks may also be more volatile than other securities because of investor speculation and the value of the Fund’s investments will vary and at times may be lower than that of other types of investments. Growth stocks generally are priced higher than non-growth stocks, in relation to the issuer’s earnings and other measures, because investors believe they have greater growth potential. However, there is no guarantee that such an issuer will realize that growth potential.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry, competition for resources, adverse labor relations, political or world events, obsolescence of technologies, and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Information Technology Sector Risk. Information technology companies are subject to intense competition and their products are at risk of rapid obsolescence, which make the prices of securities issued by these companies particularly volatile. Product obsolescence can result from rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Factors that may also significantly affect the market value of securities of issuers in the information technology sector include the failure to obtain, or delays in obtaining, financing or regulatory approvals, product incompatibility, changing consumer preferences, increased government scrutiny, high required corporate capital expenditure for research and development or infrastructure and development of new products and competition from alternative technologies. Information technology companies are also heavily dependent on patent and other intellectual property rights, and the loss or impairment of these rights may adversely affect the company's profitability.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Diversification Risk. To the extent the Fund becomes non-diversified, the Fund may invest a greater portion of its assets in the obligations or securities of a small number of issuers or a single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity
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constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other
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derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to securities of large capitalization growth companies and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the NYSE is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
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Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Portfolio Size Risk. Pursuant to its methodology, the Underlying Index may be composed of a relatively small number of individual securities. Therefore, in seeking to track the returns of the Underlying Index, the Fund typically will hold a similarly small number of securities. To the extent that a significant portion of the Fund’s total assets is invested in a limited number of securities, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund’s NAV than it would if the Fund invested in a greater number of securities.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets
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for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund
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since June 2007. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2008. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser for its services an annual fee equal to 0.50% of its average daily net assets (the “Advisory Fee”).
The Fund is responsible for all of its own expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to the Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust or the Adviser and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) on behalf of the Fund pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, licensing fees, offering costs (as defined below), brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of its average daily net assets per year (the “Expense Cap”), at least until August 31, 2028.
The offering costs excluded from the Expense Cap for the Fund are: (a) initial legal fees pertaining to the Shares offered for sale; (b) initial SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.
The Expense Agreement provides that the fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date. This waiver is not subject to recapture.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “PWB.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks,
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trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
■
A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
■
Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
■
If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
■
At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily
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available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024	2023	2022
Per Share Operating Performance:
Net asset value at beginning of year	$99.82	$84.99	$65.50	$63.70	$71.25
Net investment income (loss)(a)	(0.13)	0.06	0.19	0.25	0.04
Net realized and unrealized gain (loss) on investments	46.80	14.84	19.51	1.81	(7.55)
Total from investment operations	46.67	14.90	19.70	2.06	(7.51)
Distributions to shareholders from:
Net investment income	(0.00)(b)	(0.07)	(0.21)	(0.26)	(0.04)
Net asset value at end of year	$146.49	$99.82	$84.99	$65.50	$63.70
Market price at end of year(c)	$146.50	$99.69	$84.99	$65.48	$63.74
Net Asset Value Total Return(d)	46.75%	17.53%	30.13%	3.27%	(10.55)%
Market Price Total Return(d)	46.95%	17.38%	30.17%	3.18%	(10.50)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,914,588	$976,253	$803,113	$603,941	$613,418
Ratio to average net assets of:
Expenses	0.55%	0.55%	0.56%	0.56%	0.55%
Net investment income (loss)	(0.10)%	0.06%	0.26%	0.40%	0.05%
Portfolio turnover rate(e)	97%	92%	101%	123%	129%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $(0.005).
(c)	The mean between the last bid and ask prices.
(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
Source ICE Data Indices, LLC (“ICE Data”), is used with permission. “ICE®” and “Intellidex®“ are trademarks of ICE Data or its affiliates. These trademarks have been licensed, along with the Underlying Index for use by Invesco Capital Management LLC in connection with the Fund. Neither Invesco Capital Management LLC, the Trust, nor the Fund, as applicable, is sponsored, endorsed, sold or promoted by ICE Data, its affiliates or its third-party suppliers (“ICE Data and its Suppliers”). ICE Data and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in the Fund particularly, the Trust or the ability of the Underlying Index to track general stock market performance. ICE Data’s only relationship to Invesco Capital Management LLC is the licensing of certain trademarks and trade names and the Underlying Index or components thereof. The Underlying Index is determined, composed and calculated by ICE Data without regard to Invesco Capital Management LLC or the Fund or its holders. ICE Data has no obligation to take the needs of Invesco Capital Management LLC or the holders of the Fund into consideration in determining, composing or calculating the Underlying Index. ICE Data is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by ICE Data is general in nature and not tailored to the needs of Invesco Capital Management LLC or any other person, entity or group of persons. ICE Data has no obligation or liability in connection with the administration, marketing, or trading of the Fund. ICE Data is not an investment advisor. Inclusion of a security within an index is not a recommendation by ICE Data to buy, sell, or hold such security, nor is it considered to be investment advice.
ICE DATA AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE UNDERLYING INDEX, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). ICE DATA AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE UNDERLYING INDEX AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other
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shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-PWB-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
PWV	Invesco Large Cap Value ETF	NYSE Arca, Inc.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco Large Cap Value ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the Dynamic Large Cap Value Intellidex® Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%

Other Expenses	0.05

Total Annual Fund Operating Expenses	0.55

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$56	$176	$307	$689
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 110% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (“ICE Data” or the “Index Provider”) compiles and maintains the Underlying Index, which is composed of 50 large-capitalization U.S. stocks with strong value characteristics that the Index Provider includes principally on the basis of their capital appreciation potential. The Index Provider ranks the 2,000 largest (by market capitalization) U.S. stocks traded on the New York Stock Exchange (“NYSE”), NYSE American and The Nasdaq Stock Market (“Nasdaq”) for investment potential using ICE Data’s proprietary Intellidex® model.
As of June 30, 2026, the Underlying Index was comprised of 49 constituents with market capitalizations ranging from $47.7 billion to $877 billion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
The Fund intends to be “diversified,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), to the extent that the Underlying Index is diversified. The Fund may become “non-diversified” as defined in the 1940 Act solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Should the Fund become “non-diversified,” it will no longer be required to meet certain diversification requirements under the 1940 Act and may invest a greater portion of its assets in securities of a small group of issuers or in any one individual issuer than can a diversified fund. Shareholder approval will not be sought when the Fund crosses from diversified to non-diversified status solely due to a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. In seeking to track the Underlying Index, the Fund was managed as diversified as of April 30, 2026.
In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of large capitalization value companies, and in derivatives and other investments that have economic characteristics similar to securities of large capitalization value companies (the “80% investment policy”). For purposes of the 80% investment policy, the Fund considers the components of the Underlying Index to be securities of large capitalization value companies.
Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of April 30, 2026, the Fund had significant exposure to the financials sector. The Fund’s portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general
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economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Value Investing Risk. Value investing entails the risk that if the market does not recognize that a selected security is undervalued, the price of that security might not appreciate as anticipated. Value securities are subject to the risk that their valuations never improve or that the returns on value securities are lower than returns on other styles of investing or the overall stock market. Thus, the value of the Fund’s investments will vary and, at times, may be lower than that of other types of investments. Value investing has gone in and out of favor during past market cycles and when value investing is out of favor or when markets are unstable, value securities may underperform growth securities or the overall stock market.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Financials Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financials sector. Financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Changes in interest rates can have a disproportionate effect on the financials sector, and financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector. Financial services companies have also been affected by increased competition, which could adversely affect the profitability or viability of such companies.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Diversification Risk. To the extent the Fund becomes non-diversified, the Fund may invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize the realization of capital gains to the extent possible.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on
2

behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser, Invesco Capital Management LLC (the “Adviser”), seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	15.20%
Best Quarter	December 31, 2020	14.06%
Worst Quarter	March 31, 2020	-26.18%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	3/3/2005	19.53%	14.00%	11.14%
Return After Taxes on Distributions		18.88	13.40	10.54
Return After Taxes on Distributions and Sale of Fund Shares		11.96	11.12	9.06

Dynamic Large Cap Value Intellidex® Index (reflects no deduction for fees, expenses or taxes)		20.20	14.64	11.76

Russell 3000® Index (reflects no deduction for fees, expenses or taxes)		17.15	13.15	14.29

Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)		15.91	11.33	10.53

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	June 2007

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	August 2008

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the
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difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in securities of large capitalization value companies. The Fund considers the components of the Underlying Index to be such investments. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
Dynamic Large Cap Value Intellidex® Index
The Underlying Index is composed of 50 large capitalization U.S. stocks with strong value characteristics that ICE Data includes principally on the basis of their capital appreciation potential. ICE Data ranks the 2,000 largest (by market capitalization) U.S. stocks traded on the NYSE, NYSE American and Nasdaq for investment potential based on a score (“Model Score”) developed from ICE Data’s proprietary Intellidex® model. ICE Data then divides the universe of companies into groups based on size, style and sub-size in the following manner:
(a) ICE Data segregates the universe of stocks into three size groups: large cap, mid cap and small cap. ICE Data considers the 250 largest stocks by market capitalization to be large cap, the next 750 largest to be mid cap and the remaining 1,000 stocks to be small cap.
(b) ICE Data divides large cap stocks into growth stocks and value stocks. ICE Data bases a stock’s characterization as growth or value on a multi-factor methodology. ICE Data then divides the large cap value universe into two sub-groups based on market capitalization and selects stocks for inclusion in the Underlying Index as follows:
i. ICE Data selects 15 stocks with the best Model Scores in the larger market capitalization sub-group for inclusion in the Underlying Index, except that any component stock which is currently included in the Underlying Index is not removed unless its Model Score falls below that of the 18th ranked stock in the sub-group. The 15 larger stocks collectively receive 50% of the total Underlying Index Weight (each larger stock receives on average 3.33% of the weight of the Underlying Index).
ii. ICE Data selects 35 stocks with the best Model Scores in the smaller market capitalization sub-group for inclusion in the Underlying Index, except that any component stock that is currently included in the Underlying Index is not removed unless its Model Score falls below that of the 42nd ranked stock in the sub-group. The 35 smaller stocks collectively receive 50% of the total Underlying Index Weight (each smaller stock receives on average 1.43% of the weight of the Underlying Index).
The Underlying Index is rebalanced quarterly at the open of trading on the third business day following the last Friday of February, May, August and November. The Fund is rebalanced in accordance with the Underlying Index.
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Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Value Investing Risk. Value investing entails the risk that if the market does not recognize that a selected security is undervalued, the price of that security might not appreciate as anticipated. A value investing approach could also lead to acquiring fewer securities that might experience rapid price increases during times of market advances. This could cause the investments to underperform strategies that employ only a growth or other non-value approach. Value investing has also gone in and out of favor during past market cycles and is likely to continue to do so. During periods when value investing is out of favor or when markets are unstable, value securities may underperform the securities of growth companies or the overall stock market. Value securities are subject to the risk that their valuations never improve or that the returns on value securities are lower than returns on other styles of investing or the overall stock market. Value
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stocks also may decline in price, even though in theory they are already underpriced.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry, competition for resources, adverse labor relations, political or world events, obsolescence of technologies, and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Financials Sector Risk. Financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Changes in interest rates can have a disproportionate effect on the financials sector, and financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector. Financial services companies have also been affected by increased competition, which could adversely affect the profitability or viability of such companies. In addition, the financials sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions.
Global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region may adversely affect issuers in another country or region, which may adversely affect securities held by the Fund. These circumstances have also decreased liquidity in some markets and may continue to do so. Deterioration of credit markets can have an adverse impact on a broad range of financial markets, and thereby cause certain financial services companies to incur large losses. Certain financial services companies have experienced a decline in the valuation of their assets and even ceased operations.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Diversification Risk. To the extent the Fund becomes non-diversified, the Fund may invest a greater portion of its assets in the obligations or securities of a small number of issuers or a single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index, which may result in a high portfolio turnover rate. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize the realization of capital gains to the extent possible.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
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The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and
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interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to securities of large capitalization value companies and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the NYSE is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected
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by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Portfolio Size Risk. Pursuant to its methodology, the Underlying Index may be composed of a relatively small number of individual securities. Therefore, in seeking to track the returns of the Underlying Index, the Fund typically will hold a similarly small number of securities. To the extent that a significant portion of the Fund’s total assets is invested in a limited number of securities, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund’s NAV than it would if the Fund invested in a greater number of securities.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s
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strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund
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since June 2007. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2008. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser for its services an annual fee equal to 0.50% of its average daily net assets (the “Advisory Fee”).
The Fund is responsible for all of its own expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to the Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust or the Adviser and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) on behalf of the Fund pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, licensing fees, offering costs (as defined below), brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of its average daily net assets per year (the “Expense Cap”), at least until August 31, 2028.
The offering costs excluded from the Expense Cap for the Fund are: (a) initial legal fees pertaining to the Shares offered for sale; (b) initial SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.
The Expense Agreement provides that the fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date. This waiver is not subject to recapture.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “PWV.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks,
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trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily
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available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024	2023	2022
Per Share Operating Performance:
Net asset value at beginning of year	$57.22	$54.21	$45.76	$46.66	$44.21
Net investment income(a)	1.23	1.28	1.13	1.07	0.99
Net realized and unrealized gain (loss) on investments	16.27	3.06	8.42	(0.85)	2.40
Total from investment operations	17.50	4.34	9.55	0.22	3.39
Distributions to shareholders from:
Net investment income	(1.34)	(1.33)	(1.10)	(1.12)	(0.94)
Net asset value at end of year	$73.38	$57.22	$54.21	$45.76	$46.66
Market price at end of year(b)	$73.41	$57.18	$54.23	$45.75	$46.66
Net Asset Value Total Return(c)	30.92%	8.00%	21.14%	0.53%	7.72%
Market Price Total Return(c)	31.07%	7.89%	21.21%	0.52%	7.75%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,479,411	$1,000,735	$872,737	$774,738	$802,083
Ratio to average net assets of:
Expenses	0.55%	0.55%	0.53%	0.55%	0.55%
Net investment income	1.87%	2.22%	2.30%	2.32%	2.12%
Portfolio turnover rate(d)	110%	103%	101%	104%	113%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
Source ICE Data Indices, LLC (“ICE Data”), is used with permission. “ICE®” and “Intellidex®“ are trademarks of ICE Data or its affiliates. These trademarks have been licensed, along with the Underlying Index for use by Invesco Capital Management LLC in connection with the Fund. Neither Invesco Capital Management LLC, the Trust, nor the Fund, as applicable, is sponsored, endorsed, sold or promoted by ICE Data, its affiliates or its third-party suppliers (“ICE Data and its Suppliers”). ICE Data and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in the Fund particularly, the Trust or the ability of the Underlying Index to track general stock market performance. ICE Data’s only relationship to Invesco Capital Management LLC is the licensing of certain trademarks and trade names and the Underlying Index or components thereof. The Underlying Index is determined, composed and calculated by ICE Data without regard to Invesco Capital Management LLC or the Fund or its holders. ICE Data has no obligation to take the needs of Invesco Capital Management LLC or the holders of the Fund into consideration in determining, composing or calculating the Underlying Index. ICE Data is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by ICE Data is general in nature and not tailored to the needs of Invesco Capital Management LLC or any other person, entity or group of persons. ICE Data has no obligation or liability in connection with the administration, marketing, or trading of the Fund. ICE Data is not an investment advisor. Inclusion of a security within an index is not a recommendation by ICE Data to buy, sell, or hold such security, nor is it considered to be investment advice.
ICE DATA AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE UNDERLYING INDEX, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). ICE DATA AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE UNDERLYING INDEX AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other
16

shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-PWV-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
PEJ	Invesco Leisure and Entertainment ETF	NYSE Arca, Inc.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco Leisure and Entertainment ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the Dynamic Leisure & Entertainment Intellidex® Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%

Other Expenses	0.08

Total Annual Fund Operating Expenses	0.58

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$59	$186	$324	$726
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 168% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (“ICE Data” or the “Index Provider”) compiles and maintains the Underlying Index, which is composed of common stocks of 30 U.S. leisure and entertainment companies. These companies are engaged principally in the design, production or distribution of goods or services in the leisure and entertainment industries. These companies may include hospitality industry companies such as hotels, restaurants and bars, cruise lines, casinos, and all other recreation and amusement businesses; as well as entertainment programming companies engaged in the production of motion pictures, music by recording artists, programming for radio and television, related post-production and movie theaters.
As of June 30, 2026, the Underlying Index was comprised of 30 constituents with market capitalizations ranging from $1.1 billion to $116 billion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
The Fund is “non-diversified” and therefore is not required to meet certain diversification requirements under the  Investment Company Act of 1940, as amended (the “1940 Act”).
In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of companies engaged in leisure- and entertainment-related industries, and in derivatives and other investments that have economic characteristics similar to securities of companies engaged in leisure- and entertainment-related industries (the “80% investment policy”). For purposes of the 80% investment policy, the Fund considers the components of the Underlying Index to be securities of companies engaged in leisure- and entertainment-related industries.
Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of April 30, 2026, the Fund had significant exposure to the leisure and entertainment industries. The Fund’s portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in
1

which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Leisure and Entertainment Industries Risk. Companies engaged in the design, production, or distribution of goods or services for the leisure and entertainment industries (including hospitality industry companies such as airlines, hotels, restaurants and bars, cruise lines, casinos, and all other recreation and amusement businesses; as well as entertainment programming companies engaged in the production of motion pictures, music by recording artists, programming for radio and television, related post-production and movie theaters) may become obsolete quickly. Additionally, several factors can significantly affect the leisure and entertainment industries, including the performance of the overall economy, changing consumer tastes and discretionary income levels, intense competition, technological developments, fuel costs, labor availability, geopolitical developments, public health events, security concerns, the availability and expense of liability insurance, natural disasters or epidemics and government regulation. Companies in these industries may also be affected by seasonality, capacity constraints, and disruptions to transportation networks, which can increase volatility and negatively impact earnings.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all.
Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize the realization of capital gains to the extent possible.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary
2

due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser, Invesco Capital Management LLC (the “Adviser”), seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	9.12%
Best Quarter	December 31, 2020	25.64%
Worst Quarter	March 31, 2020	-45.98%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	6/23/2005	17.60%	9.33%	5.84%
Return After Taxes on Distributions		17.52	9.23	5.69
Return After Taxes on Distributions and Sale of Fund Shares		10.46	7.37	4.65

Dynamic Leisure & Entertainment Intellidex® Index (reflects no deduction for fees, expenses or taxes)		18.23	9.80	6.43

S&P 500® Index (reflects no deduction for fees, expenses or taxes)		17.88	14.42	14.82

S&P Composite 1500® Hotels Restaurants & Leisure Index (reflects no deduction for fees, expenses or taxes)		3.92	8.93	11.34

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	June 2007

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	August 2008

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Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in securities of companies engaged in leisure- and entertainment-related industries. The Fund considers the components of the Underlying Index to be such investments. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
Dynamic Leisure & Entertainment Intellidex® Index
The Underlying Index is composed of stocks of 30 U.S. companies involved in the leisure and entertainment industry.
ICE Data evaluates the 2,000 largest U.S. stocks (by market capitalization) traded on the New York Stock Exchange (“NYSE”), NYSE American and The Nasdaq Stock Market. ICE Data ranks the stocks for investment potential based on a score (“Model Score”) developed from ICE Data’s proprietary Intellidex® model. ICE Data defines the universe of companies eligible for the Underlying Index using the FactSet Revere Hierarchy provided by FactSet Research Systems Inc. to help identify those companies that have significant operations in the specified industry group (the “Industry Group Universe”). ICE Data further divides stocks within the Industry Group Universe into two market capitalization groups, larger and smaller (the “Sub-Groups”). ICE Data splits stocks in the Industry Group Universe into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller stocks are included in the bottom four quintiles. Within the Industry Group Universe, ICE Data selects a defined number of the top-ranked larger and smaller stocks for inclusion in the Underlying Index and the stocks are equally weighted within their Sub-Groups. ICE Data predetermines the number of stocks selected from the Industry Group Universe as follows:
(a) The Underlying Index includes 30 stocks from the Industry Group Universe based on their Model Scores as follows:
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i. ICE Data selects eight stocks with the best Model Scores in the larger market capitalization Sub-Group for inclusion in the Underlying Index, which collectively receive 40% of the total Underlying Index weight (each larger stock receives on average 5% of the weight of the Underlying Index).
ii. ICE Data selects 22 stocks with the best Model Scores in the relatively smaller market capitalization Sub-Group for inclusion in the Underlying Index, which collectively receive 60% of the total Underlying Index weight (each smaller stock receives on average 2.73% of the weight of the Underlying Index).
(b) In the event that the Industry Group Universe consists of less than 50 stocks at the time of a quarterly rebalance, ICE Data selects the 30 component stocks with the best Model Scores in the Industry Group Universe, and determines the weighting for the 30 stocks as follows:
i. The eight largest stocks by market capitalization collectively receive 40% of the total Underlying Index weight (each of the eight largest stocks receives on average 5%).
ii. The other 22 relatively smaller stocks collectively receive 60% of the total Underlying Index weight (each of the 22 smaller stocks receives on average 2.73%).
The Underlying Index is rebalanced quarterly at the open of trading on the third business day following the last Friday of February, May, August and November. The Fund is rebalanced in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the
U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Leisure and Entertainment Industries Risk. Companies engaged in the design, production, or distribution of goods or services for the leisure and entertainment industries (including sports arenas, amusement and theme parks, gaming casinos, sporting goods, camping and recreational equipment, toys and games, travel-related services,
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hotels and motels and fast food and other restaurants) may become obsolete quickly. Additionally, several factors can significantly affect the leisure and entertainment industries, including the performance of the overall economy, changing consumer tastes and discretionary income levels, intense competition, technological developments, fuel costs, labor availability, geopolitical developments, public health events, security concerns, the availability and expense of liability insurance, natural disasters or epidemics and government regulation. Companies in these industries may also be affected by seasonality, capacity constraints, and disruptions to transportation networks, which can increase volatility and negatively impact earnings.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. In addition, investors might seek to trade Fund shares based on their knowledge or understanding of the value of smaller company securities (this is sometimes referred to as “price arbitrage”), which could interfere with the efficient management of the Fund. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all. The relative sizes of companies may change over time as the securities market changes, and the Fund is not required to sell the securities of companies whose market capitalizations have grown or decreased due to market fluctuations.
Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those
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investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index, which may result in a high portfolio turnover rate. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize the realization of capital gains to the extent possible.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the
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exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to securities of companies engaged in leisure- and entertainment-related industries and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the NYSE is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is
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possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Portfolio Size Risk. Pursuant to its methodology, the Underlying Index may be composed of a relatively small number of individual securities. Therefore, in seeking to track the returns of the Underlying Index, the Fund
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typically will hold a similarly small number of securities. To the extent that a significant portion of the Fund’s total assets is invested in a limited number of securities, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund’s NAV than it would if the Fund invested in a greater number of securities.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.
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Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since June 2007. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2008. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser for its services an annual fee equal to 0.50% of its average daily net assets (the “Advisory Fee”).
The Fund is responsible for all of its own expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to the Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust or the Adviser and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) on behalf of the Fund pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, licensing fees, offering costs (as defined below), brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of its average daily net assets per year (the “Expense Cap”), at least until August 31, 2028.
The offering costs excluded from the Expense Cap for the Fund are: (a) initial legal fees pertaining to the Shares offered for sale; (b) initial SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.
The Expense Agreement provides that the fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date. This waiver is not subject to recapture.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “PEJ.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
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Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
■
Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
■
A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
■
The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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■
Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
■
Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
■
If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
■
At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
■
Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
■
If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
■
Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
■
Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for
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personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024	2023	2022
Per Share Operating Performance:
Net asset value at beginning of year	$48.10	$44.22	$41.43	$43.29	$46.00
Net investment income(a)	0.22	0.03	0.20	0.19	0.18
Net realized and unrealized gain (loss) on investments	13.00	3.91	2.81	(1.82)	(2.68)
Total from investment operations	13.22	3.94	3.01	(1.63)	(2.50)
Distributions to shareholders from:
Net investment income	(0.25)	(0.06)	(0.22)	(0.23)	(0.21)
Net asset value at end of year	$61.07	$48.10	$44.22	$41.43	$43.29
Market price at end of year(b)	$61.05	$48.10	$44.21	$41.41	$43.29
Net Asset Value Total Return(c)	27.48%	8.91%	7.28%	(3.71)%	(5.47)%
Market Price Total Return(c)	27.44%	8.94%	7.31%	(3.75)%	(5.32)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$244,873	$313,594	$275,477	$453,621	$1,349,422
Ratio to average net assets of:
Expenses, after Waivers	0.58%	0.57%	0.57%	0.58%	0.54%
Expenses, prior to Waivers	0.58%	0.57%	0.57%	0.58%	0.55%
Net investment income	0.38%	0.07%	0.49%	0.49%	0.38%
Portfolio turnover rate(d)	168%	157%	163%	165%	153%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
Source ICE Data Indices, LLC (“ICE Data”), is used with permission. “ICE®” and “Intellidex®“ are trademarks of ICE Data or its affiliates. These trademarks have been licensed, along with the Underlying Index for use by Invesco Capital Management LLC in connection with the Fund. Neither Invesco Capital Management LLC, the Trust, nor the Fund, as applicable, is sponsored, endorsed, sold or promoted by ICE Data, its affiliates or its third-party suppliers (“ICE Data and its Suppliers”). ICE Data and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in the Fund particularly, the Trust or the ability of the Underlying Index to track general stock market performance. ICE Data’s only relationship to Invesco Capital Management LLC is the licensing of certain trademarks and trade names and the Underlying Index or components thereof. The Underlying Index is determined, composed and calculated by ICE Data without regard to Invesco Capital Management LLC or the Fund or its holders. ICE Data has no obligation to take the needs of Invesco Capital Management LLC or the holders of the Fund into consideration in determining, composing or calculating the Underlying Index. ICE Data is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by ICE Data is general in nature and not tailored to the needs of Invesco Capital Management LLC or any other person, entity or group of persons. ICE Data has no obligation or liability in connection with the administration, marketing, or trading of the Fund. ICE Data is not an investment advisor. Inclusion of a security within an index is not a recommendation by ICE Data to buy, sell, or hold such security, nor is it considered to be investment advice.
ICE DATA AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE UNDERLYING INDEX, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). ICE DATA AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE UNDERLYING INDEX AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other
16

shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-PEJ-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
ERTH	Invesco MSCI Sustainable Future ETF	NYSE Arca, Inc.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco MSCI Sustainable Future ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the MSCI Global Environment Select Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%

Other Expenses	0.18

Total Annual Fund Operating Expenses	0.68

Fee Waiver and/or Expense Reimbursement[1]	0.03

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.65

1
Invesco Capital Management LLC (the “Adviser”) has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, licensing fees, brokerage commissions and other trading expenses, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2028, and neither the Adviser nor the Fund may discontinue the agreement prior to its expiration. The fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first two years and the Total Annual Fund Operating Expenses thereafter. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$66	$211	$373	$841
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 23% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, MSCI Inc. (the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is a custom index comprised of companies that the Index Provider has determined focus on offering products or services that contribute to a more environmentally sustainable economy by making a more efficient use of limited global natural resources. The Underlying Index is designed to include companies with exposure to the following six themes that impact the environment (“Environmental Impact Themes”): alternative energy, energy efficiency, green building, sustainable water, pollution prevention and control, and sustainable agriculture. The Underlying Index is composed of securities that are also components of the MSCI ACWI Investable Market Index (the “Parent Index”), an equity index composed of securities of large-, mid- and small-capitalization companies located in both developed and emerging market countries around the world. Securities eligible for inclusion in the Underlying Index include American depositary receipts (“ADRs”), global depositary receipts (“GDRs”), and real estate investment trusts (“REITs”). Companies that derive 75% or more of their revenue cumulatively from the six Environmental Impact Themes are eligible for inclusion in the Underlying Index. Such companies are evaluated for their level of involvement in, and strategic commitment to, the six Environmental Impact Themes, based on the Index Provider’s internal environmental, social and governance (“ESG”) rating and score data. Once included in the Underlying Index, securities will remain constituents as long as they continue to meet the eligibility criteria and the revenue they derive cumulatively from the six Environmental Impact Themes does not fall below 60%. The Underlying Index weights its constituents by their free float-adjusted market capitalization. The Index Provider constrains the weight of any single security in the Underlying Index to 5%. Between index reviews, the weight of securities may fluctuate.
As of June 30, 2026, the Underlying Index was comprised of 173 constituents with market capitalizations ranging from $260.9 million to $4.8 trillion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the components of the Underlying Index and in derivatives and other investments that have economic characteristics similar to the components of the Underlying Index (the “80% investment policy”).
Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of April 30, 2026, the Fund had significant exposure to the real estate and industrials sectors. The Fund’s portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which
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the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Clean Energy Companies Risk. Renewable and alternative energy companies can be significantly affected by the following factors: obsolescence of existing technology, short product cycles, legislation resulting in more strict government regulations and enforcement policies, fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects, the supply of and demand for oil and gas, world events and economic conditions. In addition, shares of clean energy companies have been significantly more volatile than shares of companies operating in other more established industries and such securities may be subject to sharp price declines. The clean energy industry is relatively nascent in comparison to more established and mature sectors, and should therefore be regarded as having greater investment risk.
Thematic Investing Risk. The Fund relies on the Index Provider for the identification of securities for inclusion in the Underlying Index that reflect the Environmental Impact Themes, as set forth in the Underlying Index's methodology. The Fund's performance may suffer if such securities are not correctly identified or if an Environmental Impact Theme develops in an unexpected manner. Performance may also suffer if the securities included in the Underlying Index do not benefit from the development of such themes. Further, there is a risk that information used by the Index Provider to evaluate ESG factors may not be readily available, complete or accurate, which could negatively impact the Index Provider's ability to apply its ESG standards when compiling the Underlying Index, and which may negatively impact the Fund's performance. Performance may also be impacted by the inclusion of non-theme-relevant exposures in the Underlying Index. There is no guarantee that the Underlying Index will reflect exposures to the intended Environmental Impact Themes.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Real Estate Sector Risk. The real estate sector contains companies operating in real estate development and operation, as well as companies related to the real estate sector, including REITs. Investments in securities of these companies are subject to risks such as: fluctuations in the value of the underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; changes in the availability, cost and terms of mortgage funds; increased competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences, including the impact of changes in environmental laws. The real estate sector is particularly sensitive to economic downturns and changes to interest rates.
Industrials Sector Risk. Changes in government regulation, world events and economic conditions may adversely affect companies in the industrials sector. In addition, these companies are at risk for environmental and product liability damage claims. Industrial companies also may be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, trade disputes, supply chain and distribution disruptions, cyberattacks, increased competition, depletion of resources, obsolescence due to rapid technological developments and frequent new product introduction, consolidation, excess capacity, consumer preferences and spending trends, overall capital spending levels, business cycle fluctuations, labor relations and changes in the supply of and demand for their specific products or services or for industrials sector products in general.
Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of possible seizure, expropriation, nationalization, political or social instability, changes in economic or taxation policies or other adverse political or economic developments (in which the Fund could lose its entire investment in a certain market) and the difficulty of enforcing obligations in other countries, including the possible adoption of foreign governmental restrictions such as exchange controls. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. To the extent the Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns, unless the Fund has hedged its foreign currency exposure. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, may not always be successful. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls, and may therefore be more susceptible to fraud or corruption. There may be less public information available about foreign companies than U.S. companies, making it difficult to evaluate those foreign companies.
From time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. government identifies as state sponsors of terrorism or is subject to sanctions.
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Emerging Markets Investment Risk. Investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Emerging markets usually are subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably, and the ability to bring and enforce actions, or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information. In addition, lack of relevant data and reliable public information, including financial information, about securities in emerging markets may contribute to incorrect weightings and data and computational errors when the Index Provider selects securities for inclusion in the Underlying Index or rebalances the Underlying Index.
Geographic Concentration Risk. The Fund may from time to time have a substantial amount of its assets invested in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries or regions may therefore have a significant negative impact on the Fund’s investment performance. For example, a natural or other disaster could occur in a country or geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in that specific country or geographic region and adversely impact the Fund’s investments in the affected region.
Asia Pacific Investment Risk. The level of development of the economies of countries in the Asia Pacific region varies greatly. Furthermore, since the economies of the countries in the region are largely intertwined, if an economic recession is experienced by any of these countries, it will likely adversely impact the economic performance of other countries in the region. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Due to heavy reliance on international trade, a decrease in demand (due to recession or otherwise in the United States, Europe or Asia) would adversely affect economic performance in the region.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all.
ADR and GDR Risk. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs and GDRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.
REIT Risk. Real estate investment trusts (“REITs”) are pooled investment vehicles that trade like stocks and invest substantially all of their assets in real estate, and may qualify for special tax considerations. REITs are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. Further, failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the REIT’s shareholders. In addition, REITs may have expenses, including advisory and administration expenses, and REIT shareholders will incur a proportionate share of the underlying expenses.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security
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may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Valuation Time Risk. Because foreign exchanges may be open on days when the Fund does not price its Shares, the value of the non-U.S. securities in the Fund’s portfolio may change on days when investors will not be able to purchase or sell the Fund’s Shares. As a result, trading spreads and the resulting premium or discount on the Fund’s Shares may widen, and, therefore, increase the difference between the market price of the Fund’s Shares and the NAV of such Shares.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser, Invesco Capital Management LLC (the “Adviser”), seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

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	Period Ended	Returns
Year-to-date	June 30, 2026	1.20%
Best Quarter	June 30, 2020	29.74%
Worst Quarter	March 31, 2020	-23.79%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	10/24/2006	17.67%	-5.36%	7.25%
Return After Taxes on Distributions		17.13	-6.45	6.54
Return After Taxes on Distributions and Sale of Fund Shares		10.62	-4.10	5.78

MSCI Global Environment Select Index (Net) (reflects reinvested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)[1]		18.35	-5.38	—

Blended - MSCI Global Environment Select Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)[2]		18.35	-4.94	7.82

MSCI ACWI Index (Net) (reflects reinvested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)		22.34	11.19	11.72

1
Prior to its commencement date of December 2, 2020, performance for the Underlying Index is not available.
2
The Blended-MSCI Global Environment Select Index reflects the performance of The Cleantech Index TM, the previous underlying index, for the period through March 24, 2021 and the Underlying Index thereafter.
After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	June 2007

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	August 2013

Faiz Syed	Portfolio Manager of the Adviser	July 2026

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase
Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a
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number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in the components of the Underlying Index. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
MSCI Global Environment Select Index
The Index Provider compiles, maintains and calculates the Underlying Index, which is designed to maximize exposure to the following six Environmental Impact Themes: alternative energy, energy efficiency, green building, sustainable water, pollution prevention and control, and sustainable agriculture. The Underlying Index is comprised of companies that focus on offering products or services that contribute to a more environmentally sustainable economy by making a more efficient use of limited global natural resources. The Underlying Index begins with a selection universe of securities included in the Parent Index. It then excludes the securities of companies that faced very severe controversies pertaining to ESG issues (based on the Index Provider’s internal ESG score data) and companies involved in controversial weapons (as defined by the Index Provider). Companies not assessed against these factors are not eligible for inclusion in the Underlying Index.
Next, the remaining eligible companies are evaluated for their level of involvement in, and strategic commitment to, the six Environmental Impact Themes. Companies that derive 75% or more of their revenue from the six Environmental Impact Themes are included in the Underlying Index. To reduce turnover and enhance stability in the Underlying Index, the Index Provider applies buffer rules for existing constituents of the Underlying Index, which are retained in the Underlying Index as long as they continue to meet the eligibility criteria and their cumulative exposure to the Environmental Impact Themes does not fall below 60%. However, existing constituents that remain in this buffer zone (i.e., their cumulative revenues from Environmental Impact Themes are greater than 60% but less than 75%) for two consecutive years are removed from the Underlying Index at the next rebalance. The Underlying Index weights its constituents by their free float-adjusted market capitalization. The Index Provider constrains the weight of any single security in the Underlying Index to 5%. Between index reviews, the weight of securities may fluctuate.
The Underlying Index is rebalanced quarterly. The Index Provider conducts quarterly reviews, and changes to the Underlying Index are implemented as of the last business day of February, May, August and November. Any constituent that is deleted from the Parent Index as a result of a quarterly index review is also deleted from the Underlying Index.
The Fund is rebalanced in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index
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may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Clean Energy Companies Risk. Renewable and alternative energy companies can be significantly affected by the following factors: obsolescence of existing technology, short product cycles, legislation resulting in more strict government regulations and enforcement policies, fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects, the supply of and demand for oil and gas, world events and economic conditions. In addition, shares of clean energy companies have been significantly more volatile than shares of companies operating in other more established industries and such securities may be subject to sharp price declines due to factors such as events relating to international politics, the success of project development and tax and other governmental regulatory policies. Weak demand for the companies’ products or services or for clean energy products and services in general, may adversely affect the Fund’s performance. The clean energy industry is relatively nascent in comparison to more established and mature sectors, and should therefore be regarded as having greater investment risk. In addition, certain methods used to value companies involved in the alternative power and power technology sectors, particularly those companies that have not yet traded profitably, have not been in widespread use for a significant period of time. As a result, the use of these valuation methods may serve to increase further the volatility of certain alternative power and power technology company share prices.
Thematic Investing Risk. The Fund relies on the Index Provider for the identification of securities for inclusion in the Underlying Index that reflect the Environmental Impact Themes, as set forth in the Underlying Index's methodology. The Fund's performance may suffer if such securities are not correctly identified or if an Environmental Impact Theme develops in an unexpected manner. Performance may also suffer if the securities included in the Underlying Index do not benefit from the development of such themes. Further, there is a risk that information used by the Index Provider to evaluate ESG factors may not be readily available, complete or accurate, which could negatively impact the Index Provider's ability to apply its ESG standards when compiling the Underlying Index, and which may negatively impact the Fund's performance. Performance may also be impacted by the inclusion of non-theme-relevant exposures in the Underlying Index. There is no guarantee that the Underlying Index will reflect exposures to the intended Environmental Impact Themes. Additionally, thematic investing involves the risk that the Environmental Impact Themes are out of favor, or that the securities chosen to represent those themes underperform the market as a whole.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry, competition for resources, adverse labor relations, political or world events, obsolescence of technologies, and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Real Estate Sector Risk. The risks associated with investments in securities issued by companies in the real estate sector and companies related to the real estate sector, including REITs, consist of: fluctuations in the value of the underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; changes in the availability, cost and terms of mortgage funds; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences, including the impact of changes in environmental laws.
The real estate sector has historically been cyclical and particularly sensitive to economic downturns. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates.
Industrials Sector Risk. Changes in government regulation, world events and economic conditions may adversely affect the companies in the industrials sector. In addition, these companies are at risk for environmental and product liability damage claims. Industrial companies also may be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, supply chain and distribution disruptions, cyberattacks, increased competition, depletion of resources, obsolescence due to rapid technological developments and frequent new product introduction, consolidation, excess capacity, consumer preferences and spending trends, overall capital spending levels, labor relations and changes in the supply of and demand for their specific products or services or for industrials sector products in general. Furthermore, changes in government spending policies, trade restrictions and tariffs as well as broader geopolitical developments could adversely affect industrials companies.
Foreign and Emerging Markets Investment Risk. Investments in foreign securities involve risks that are beyond those associated with investments in U.S. securities, and investments in securities of issuers in emerging market countries involve risks not often associated with investments in securities of issuers in developed countries. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign and emerging market securities. Foreign and emerging markets may have greater concentration in a few industries, resulting in greater vulnerability to regional and global trade conditions. Emerging market countries may also have higher rates of inflation or deflation and more rapid and extreme fluctuations in inflation rates and greater sensitivity to interest rate changes. Issuers in emerging markets also may have relatively low market liquidity, decreased publicly available and less reliable information, and inconsistent and less stringent regulatory, disclosure, accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to issuers in more developed markets. As a result, the nature and quality of such information may vary. The ability to conduct adequate due diligence in emerging markets may be limited. In addition, certain emerging market countries may impose material limitations on Public Company Accounting Oversight Board (“PCAOB”) inspection, investigation and enforcement capabilities which can hinder the PCAOB’s ability to engage in independent oversight or inspection of accounting firms located in or operating in certain emerging markets. There is no guarantee that the quality of financial reporting or the audits conducted by audit firms of emerging market issuers meet PCAOB standards.
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Foreign and emerging market securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign and emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. Emerging markets are subject to greater market volatility, lower trading volume, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. The ability to bring and enforce actions in emerging market countries, or to obtain information needed to pursue or enforce such actions, may be limited, and shareholder claims may be difficult or impossible to pursue. In addition, the taxation systems at the federal, regional and local levels in emerging market countries may be less transparent and inconsistently enforced, and subject to sudden change. Emerging market countries may have a higher degree of corruption and fraud than developed market countries, as well as counterparties and financial institutions with less financial sophistication, creditworthiness and/or resources. Investments in emerging market securities may also be subject to delays in settlement procedures, unexpected market closures, and lack of timely information. Lack of relevant data and reliable public information, including financial information, about securities in emerging markets may contribute to incorrect weightings and data and computational errors when the Index Provider selects securities for inclusion in the Underlying Index or rebalances the Underlying Index.
Each country has different laws specific to that country that impact investments, which may increase the risks to which investors are subject. Country-specific rules or legislation addressing investment-related transactions may inhibit or prevent certain transactions from transpiring in a particular country.
From time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance.
Furthermore, foreign exchanges and broker-dealers generally are subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades. Depositary receipts also involve substantially identical risks to those associated with investments in foreign securities. Additionally, the issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, have no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
Geographic Concentration Risk. The Fund may from time to time have a substantial amount of its assets invested in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries or regions may therefore have a significant negative impact on the Fund’s investment performance. For example, a natural or other disaster could occur in a country or geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in that specific country or geographic region and adversely impact the Fund’s investments in the affected region.
Asia Pacific Investment Risk. The level of development of the economies of countries in the Asia Pacific region varies greatly. Furthermore, since the economies of the countries in the region are largely intertwined, if an economic recession is experienced by any of these countries, it will likely adversely impact the economic performance of other countries in the region. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. In addition, certain countries in the Asia Pacific region in which the Fund may invest are large debtors to commercial banks and foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. These developments may also have a negative effect on the broader economy of such Asia Pacific countries, including issuers in which the Fund may invest. Due to heavy reliance on international trade, a decrease in demand (due to recession or otherwise in the United States, Europe or Asia) would adversely affect economic performance in the region.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies.
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They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. In addition, investors might seek to trade Fund shares based on their knowledge or understanding of the value of smaller company securities (this is sometimes referred to as “price arbitrage”), which could interfere with the efficient management of the Fund. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all. The relative sizes of companies may change over time as the securities market changes, and the Fund is not required to sell the securities of companies whose market capitalizations have grown or decreased due to market fluctuations.
ADR and GDR Risk. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs and GDRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.
Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.
GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. Because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases.
REIT Risk. The REITs in which the Fund may invest will be subject to risks inherent in the direct ownership of real estate. These risks include, among others: fluctuations in the value of the underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; changes in the availability, cost and terms of mortgage funds; increased competition, property taxes, capital expenditures, or operating expenses; and other occurrences, including the impact of changes in environmental laws that may affect the real estate industry. A REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, or the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The value of a REIT can depend on the structure of and cash flow generated by the REIT. In addition, like mutual funds, REITs have expenses, including advisory and administration fees, that their shareholders pay. As a result, an investor may absorb duplicate levels of fees when the Fund invests in REITs. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing the return to the Fund on its investment in such company. Mortgage REITs lend money to developers and owners of properties and invest primarily in mortgages and similar real estate interests. Mortgage REITs receive interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend funds. Credit risk is the risk that the borrower will not be able to make interest and principal payments on the loan to the REIT when they are due. Mortgage REITs also are subject to the risk that the value of mortgaged properties may be less than the amounts owed on the properties. If a mortgage REIT is required to foreclose on a borrower, the amount recovered in connection with the foreclosure may be less than the amount owed to the mortgage REIT. Mortgage REITs are subject to significant interest rate risk. During periods when interest rates are declining, mortgages are often refinanced or prepaid. Refinancing or prepayment of mortgages may reduce the yield of mortgage REITs. When interest rates decline, however, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In addition, rising interest rates generally increase the costs of obtaining financing, which could cause the value of a mortgage REIT’s investments to decline. A REIT’s investment in adjustable rate obligations may react differently to interest rate changes than an investment in fixed rate obligations. As interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

    Mortgage REITs typically use leverage (and in many cases, may be highly leveraged), which increases investment risk and could adversely affect a REIT’s operations and market value in periods of rising interest rates, increased interest rate volatility, downturns in the economy and reductions in the availability of financing or deterioration in the conditions of the REIT’s mortgage-related assets.
Recently, commercial real estate foreclosures have notably increased due to sustained higher interest rates and the marked prevalence of remote work arrangements in the wake of the COVID-19 pandemic, which has resulted in a waning demand for commercial office space. These developments may also adversely affect the price at which companies can sell real estate, because purchasers may not be able to obtain financing on attractive terms or at all. These developments affecting the real estate industry could adversely affect the real estate companies in which the Fund invests.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or
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volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Valuation Time Risk. Because foreign exchanges may be open on days when the Fund does not price its Shares, the value of the non-U.S. securities in the Fund’s portfolio may change on days when investors are not be able to purchase or sell the Fund’s Shares. As a result, trading spreads and the resulting premium or discount on the Fund’s Shares may widen, and, therefore, increase the difference between the market price of the Fund’s Shares and the NAV of such Shares.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares
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and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to the components of the Underlying Index and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
China Investment Risk. Investments in companies located or operating in Greater China (normally considered to be the geographical area that includes mainland China, Hong Kong, Macau and Taiwan) involve risks and considerations not typically associated with investments in the U.S. and other Western nations, such as greater government control over the economy; political, legal and regulatory uncertainty; nationalization, expropriation, or confiscation of property; lack of willingness or ability of the Chinese government to support the economies and markets of the Greater China region; lack of publicly available information and difficulty in obtaining information necessary for audits of, investigations into and/or litigation against Chinese companies, as well as in obtaining and/or enforcing judgments; limited legal remedies for shareholders; alteration or discontinuation of economic reforms; complex geopolitical tensions, military conflicts and the risk of war, either internal or with other countries; assertions of human rights violations by certain nations; public health emergencies resulting in market closures, travel restrictions, quarantines or other interventions; inflation, currency fluctuations and fluctuations in inflation and interest rates that may have negative effects on the economy and securities markets of Greater China; and Greater China’s dependency on the economies of other Asian countries, many of which are developing countries.
Events in any one country or region within Greater China may impact the other countries or regions or Greater China as a whole. For example, changes to their political and economic relationships with mainland China could adversely impact underlying fund investments in Taiwan and Hong Kong, both of which have experienced political, economic and even military
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tensions with China concerning their sovereignty and/or political autonomy. Additionally, the PCAOB has historically had difficulties in inspecting audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of U.S. reporting companies. Such issues with respect to the PCAOB inspections may impose significant additional risks associated with investments in China, including the risks that the audits may be less reliable, the information about the Chinese securities may be less reliable or complete, or a U.S.-listed Chinese issuer may be delisted if the PCAOB is unable to inspect the accounting firm for the issuer.
Investments in Chinese companies may be made through a special structure known as a variable interest entity (“VIE”) that is designed to provide foreign investors, such as the Fund, with exposure to Chinese companies that operate in certain sectors in which China restricts or prohibits foreign investments. Investments in VIEs may pose additional risks because the investment is made through an intermediary shell company that has entered into service and other contracts with the underlying Chinese operating company in order to provide investors with exposure to the operating company, and therefore does not represent equity ownership in the operating company. As a result, such investment may limit the rights of an investor with respect to the underlying Chinese operating company. VIEs allow foreign shareholders to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership. However, the contractual arrangements between the shell company and the operating company may not be as effective in providing operational control as direct equity ownership, and a foreign investor’s rights may be limited by, for example, actions of the Chinese government which could determine that the underlying contractual arrangements on which control of the VIE is based are invalid. The contractual arrangement on which the VIE structure is based would likely be subject to Chinese law and jurisdiction, which could raise questions about how recourse is sought.
Investments through VIEs may be affected by conflicts of interest and duties between the legal owners of the VIE and the stockholders of the listed holding company, which could adversely impact the value of investments. Historically, VIEs have not been formally recognized under Chinese law; however, effective March 31, 2023, the CSRC released new rules and implementing guidelines that permit the use of VIE structures, provided they abide by Chinese laws and register with the CSRC. The rules, however, may cause Chinese companies to undergo greater scrutiny and may make the process to create VIEs more difficult and costly. Further, while the rules and implementing guidelines do not prohibit the use of VIE structures, this does not serve as a formal endorsement by the Chinese government. There is a risk that the Chinese government may cease to tolerate VIEs at any time, and any guidance or further rulemaking prohibiting or restricting these structures by the Chinese government, generally or with respect to specific industries, would likely cause impacted VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent losses, and in turn, adversely affect the underlying fund’s returns and net asset value. The future of the VIE structure generally and with respect to certain industries remains uncertain.
Certain securities issued by companies located or operating in Greater China, such as China A-shares, are subject to trading restrictions and suspensions, quota limitations and sudden changes in those limitations, and operational, clearing and settlement risks. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate. Export growth continues to be a major driver of China’s rapid economic growth. As a result, a reduction in spending on Chinese products and services, the institution of tariffs, sanctions, capital controls, embargoes, trade wars, or other trade barriers (or the threat thereof), or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The ongoing trade dispute, imposition of tariffs and deterioration of trade relations between China and the United States continues to introduce uncertainty into the Chinese economy and may result in market volatility reductions in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. In addition, actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the U.S., may negatively impact the value and liquidity of such securities held by the Fund.
Additionally, developing countries, such as those in Greater China, may subject the Fund’s investments to a number of tax rules, and the application of many of those rules may be uncertain. Moreover, China has implemented a number of tax reforms in recent years, and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Chinese taxes that may apply to the Fund’s investments include income tax or withholding tax on dividends, interest or gains earned by the Fund, business tax and stamp duty. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an
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underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter (“OTC”) derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the
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Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.
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Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA, Michael Jeanette and Faiz Syed (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since June 2007. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2013. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
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Faiz Syed, Portfolio Manager of the Adviser, has been responsible for the management of the Fund and other funds in the Invesco family of ETFs since July 2026. He has been associated with the Adviser since 2022. Mr. Syed earned his Master’s degree from the University of Illinois Chicago in 2022. Prior to joining the Adviser, he worked at Morningstar from 2019 to 2021.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser for its services an annual fee equal to 0.50% of its average daily net assets (the “Advisory Fee”).
The Fund is responsible for all of its own expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to the Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust or the Adviser and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) on behalf of the Fund pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, licensing fees, offering costs (as defined below), brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of its average daily net assets per year (the “Expense Cap”), at least until August 31, 2028.
The offering costs excluded from the Expense Cap for the Fund are: (a) initial legal fees pertaining to the Shares offered for sale; (b) initial SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.
The Expense Agreement provides that the fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date. This waiver is not subject to recapture.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
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The Shares trade on the Exchange under the symbol “ERTH.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
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The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.
Additional Considerations for Investments in Real Estate Securities
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Because of “noncash” expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn the Fund, may distribute this excess cash. Such a distribution is classified as a return of capital. Return of capital distributions generally are not taxable to you. Your cost basis in your Shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.
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Dividends paid to shareholders from the Fund’s investments in U.S. REITs generally will not qualify for taxation at long-term capital gain rates applicable to qualified dividend income.
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The Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Fund realizes excess inclusion income in excess of certain threshold amounts.
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Under the Tax Cuts and Jobs Act, “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. The Fund may choose to report the special character of “qualified REIT dividends” to a shareholder, provided both the Fund and the shareholder meet certain holding period requirements with respect to their shares.
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The Fund’s foreign shareholders should see the SAI for a discussion of the risks and special tax consequences to them from a sale of a U.S. real property interest by a REIT in which the Fund invests.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The
Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold
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at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024	2023	2022
Per Share Operating Performance:
Net asset value at beginning of year	$39.42	$40.63	$46.55	$54.86	$74.89
Net investment income(a)	0.44	0.46	0.42	0.53	0.54
Net realized and unrealized gain (loss) on investments	10.70	(1.29)	(5.88)	(8.25)	(10.40)
Total from investment operations	11.14	(0.83)	(5.46)	(7.72)	(9.86)
Distributions to shareholders from:
Net investment income	(0.70)	(0.38)	(0.46)	(0.59)	(0.52)
Net realized gains	-	-	-	-	(9.65)
Total distributions	(0.70)	(0.38)	(0.46)	(0.59)	(10.17)
Net asset value at end of year	$49.86	$39.42	$40.63	$46.55	$54.86
Market price at end of year(b)	$49.85	$39.24	$40.36	$46.53	$54.67
Net Asset Value Total Return(c)	28.44%	(2.08)%	(11.86)%	(14.22)%	(15.38)%
Market Price Total Return(c)	29.00%	(1.88)%	(12.40)%	(13.95)%	(15.57)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$147,095	$137,953	$180,805	$279,280	$386,737
Ratio to average net assets of:
Expenses, after Waivers	0.65%	0.65%	0.66%	0.61%(d)	0.55%
Expenses, prior to Waivers	0.68%	0.67%	0.66%	0.62%(d)	0.55%
Net investment income	0.94%	1.10%	0.92%	1.02%	0.83%
Portfolio turnover rate(e)	23%	31%	29%	37%	30%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests.
Estimated investment companies' expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies' expenses that the Fund bears indirectly is included in the Fund's total return.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI, ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE UNDERLYING INDEX (REFERRED TO HEREIN AS THE MSCI INDEX) IS THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAME ARE SERVICE MARKS OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY THE ADVISER. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEX WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE FUND OR THE ISSUER OR OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE FUND.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEX FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY
LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
No purchaser, seller, or holder of this security, product or fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are
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participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the
Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-ERTH-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
PNQI	Invesco NASDAQ Internet ETF	The Nasdaq Stock Market LLC
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco Nasdaq Internet ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the Nasdaq CTA Internet IndexSM (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%

Other Expenses	None

Total Annual Fund Operating Expenses	0.60

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$61	$192	$335	$750
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 17% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index..
Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (“Nasdaq” or the “Index Provider”) compiles the Underlying Index, which is designed to track the performance of companies engaged in Internet-related businesses that are listed on the New York Stock Exchange (“NYSE”), NYSE American, Cboe BZX Exchange (“Cboe”) or The Nasdaq Stock Market®.
Companies in the Underlying Index include companies whose primary business includes Internet-related services including, but not limited to, Internet software, Internet search engines, web hosting, website design or Internet retail commerce as determined by the Consumer Technology Association (“CTA”). The Underlying Index may include common stocks, ordinary shares, American depositary receipts (“ADRs”), shares of beneficial interest or limited partnership interests and tracking stocks.
As of June 30, 2026, the Underlying Index was comprised of 77 constituents with market capitalizations ranging from $173 million to $4.3 trillion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
The Fund is “non-diversified” and therefore is not required to meet certain diversification requirements under the  Investment Company Act of 1940, as amended (the “1940 Act”).
In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the components of the Underlying Index and in derivatives and other investments that have economic characteristics similar to the components of the Underlying Index (the “80% investment policy”).
Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of April 30, 2026, the Fund had significant exposure to the internet-related services industry and the communication services, information technology, and consumer discretionary sectors. The Fund’s portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for
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resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Internet-Related Services Industry Risk. Internet companies are subject to rapid changes in technology, hacking or other cybersecurity events, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards, frequent new product introductions, and the risk of owning companies that have recently begun operations. Competitive pressures, such as technological developments, fixed-rate pricing and the ability to attract and retain skilled employees, can significantly affect internet companies, and changing domestic and international demand, research and development costs, availability and price components and product obsolescence also can affect their profitability. The widespread adoption of new internet, networking, telecommunications technologies, or other technological changes could require substantial expenditures by an internet company to modify or adapt its services or infrastructure, which could have a material adverse effect on an internet company's business. Prices of securities of companies in this industry tend to be more volatile than securities of companies in other industries, and may fluctuate widely due to general economic conditions, consumer spending and the availability of disposable income, changing consumer tastes and preferences and consumer demographics. Legislative or regulatory changes and increased government supervision also may affect companies in this industry.
Communication Services Sector Risk. The value of the securities of communication services companies are particularly vulnerable to rapid advancements in technology, the innovation of competitors, rapid product obsolescence, and government regulation and competition, both domestically and internationally. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company’s profitability. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses. Communication services companies also rely on the use of intellectual property such as patents, copyrights and trademarks owned internationally or licensed through third parties.
Information Technology Sector Risk. Information technology companies are subject to intense competition, and their products are at risk of rapid obsolescence, which make the prices of securities issued by these companies particularly volatile. Product obsolescence can result from rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Factors that may also significantly affect the market value of securities of issuers in the information technology sector include the failure to obtain, or delays in obtaining, financing or regulatory approval, product incompatibility, changing consumer preferences, increased government scrutiny, high required corporate capital expenditure for research and development or infrastructure and development of new products, and competition from alternative technologies. Information technology companies are also heavily dependent on patent and other intellectual property rights, and the loss or impairment of these rights may adversely affect the company's profitability.
Consumer Discretionary Sector Risk. Companies engaged in the consumer discretionary sector are affected by fluctuations in supply and demand, and changes in consumer preferences, social trends and marketing campaigns. Changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations also may adversely affect these companies.
Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all.
ADR Risk. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. ADRs may be subject to certain of the risks associated with direct investments in the
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securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the
Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser, Invesco Capital Management LLC (the “Adviser”), seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
Updated performance information is available online at www.invesco.com/ETFs.
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Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	-15.53%
Best Quarter	June 30, 2020	40.74%
Worst Quarter	June 30, 2022	-29.13%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	6/12/2008	15.65%	3.40%	12.91%
Return After Taxes on Distributions		15.62	3.39	12.91
Return After Taxes on Distributions and Sale of Fund Shares		9.24	2.63	10.86

Nasdaq CTA InternetTM Index (reflects no deduction for fees, expenses or taxes)		16.33	3.96	13.53

NASDAQ® Composite Index (reflects no deduction for fees, expenses or taxes)		21.14	13.35	17.66

Nasdaq-100® Index (reflects no deduction for fees, expenses or taxes)		21.02	15.30	19.70

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	June 2008

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	August 2008

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase
Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a
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number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in the components of the Underlying Index. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
Nasdaq CTA InternetTM Index
The Underlying Index is a modified market capitalization weighted index designed to track the performance of the largest and most liquid companies that are engaged in Internet-related businesses and that are listed on one of the four major U.S. stock exchanges. To be eligible for inclusion in the Underlying Index, a security:
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must be listed on The Nasdaq Stock Market®, NYSE, NYSE American or Cboe;
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must be issued by a company classified as one whose primary business includes Internet-related services including, but not limited to, Internet software, Internet search engines, web hosting, website design or Internet retail commerce, as determined by the CTA;
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must be issued by a company with a minimum market capitalization of $200 million;
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must have a minimum three-month average daily trading volume of 100,000 shares;
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must have a minimum closing price of $3.00;
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must be issued by a company that has not entered into a definitive agreement or other arrangement that likely would result in the security no longer being eligible for inclusion in the Underlying Index;
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must have been listed on a recognized market for at least three full months;
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must not be issued by a company currently in bankruptcy proceedings; and
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must be issued by a company that does not have annual financial statements with an audit opinion that is currently withdrawn.
Only one security per issuer is permitted in the Underlying Index. If an issuer has multiple securities, the security with the highest three-month average daily dollar trading volume will be selected for possible inclusion in the Underlying Index.
The security types eligible for inclusion in the Underlying Index include common stocks, ordinary shares, ADRs, shares of beneficial interest or limited partnership interests and tracking stocks. Closed-end funds, ETFs, convertible debentures, preferred stocks, rights, warrants, units and other derivative securities are not eligible for inclusion in the Underlying Index.
The Underlying Index is rebalanced annually after the close of trading on the third Friday in March using market data through the end of February. Additionally, if at any time during the year other than the rebalancing, a security in the Underlying Index no longer meets the eligibility criteria above, or is otherwise determined to have become ineligible for continued inclusion in the Underlying Index, the security is removed from the Underlying Index and is not replaced.
The Underlying Index is reweighted after the close of trading on the third Friday in March, June, September and December based on a company’s most recent total shares outstanding and the closing price of the company’s stock on the last trading day in February, May, August and November. At the reweight date, the maximum weight of any Underlying Index constituent may not exceed 8% and no more than five securities may be at that cap. Nasdaq distributes the excess weight of any capped security proportionally across the remaining constituents. If, after redistribution, any of the five highest weighted constituents are weighted below 8%, these securities are not capped. Next, any remaining constituents in excess of 4% are capped at 4% and the excess weight is redistributed proportionally across the remaining constituents. Nasdaq repeats the process, if necessary, to derive the final weights.
Nasdaq will reflect changes in the price and/or Underlying Index shares driven by corporate events such as stock dividends, stock splits, certain spin-offs and rights issuances in the Underlying Index on the ex-date. If the change in total shares outstanding arising from other corporate actions is greater than or equal to 10%, the change ordinarily will become effective as soon as practicable in accordance with generally accepted Underlying Index policies and procedures as described above. Nasdaq will ordinarily make changes in total shares outstanding of less than 10% effective on a quarterly basis after the close of trading on the third Friday in March, June, September and December. In each case, Nasdaq will make certain adjustments in the calculation of the Underlying Index to ensure continuity of the Underlying Index. The Underlying Index shares are adjusted by the same percentage amount by which the total shares outstanding have changed.
A special cash dividend will result in an adjustment to the last sale price of an issuer’s securities prior to market open on the ex-date for the special amount distributed. A special dividend may also be referred to as extra, extraordinary, non-recurring, one-time or unusual.
Ordinarily, whenever there is a change in a constituent security or a change to the price of a constituent due to spin-offs, rights issuances, or special cash dividends, the divisor is adjusted to ensure that there is no discontinuity in the value of the Underlying Index, which might otherwise be caused by any such change. Nasdaq announces all changes to the Underlying Index in advance and reflects those changes in the Underlying Index prior to market open on the Underlying Index effective date.
The Fund is rebalanced and reweighted in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions,
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economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Internet-Related Services Industry Risk. Internet companies are subject to rapid changes in technology, hacking or other cybersecurity events, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards, frequent new product introductions, and the risk of owning companies that have recently begun operations. Many internet companies have incurred large losses since their inception and may continue to incur large losses in the hope of capturing market share and generating future revenues. The stocks of many of these companies have exceptionally high price-to-earnings ratios with little or no earnings histories. Accordingly, many such companies expect to incur significant operating losses for the foreseeable future, and may never be profitable. Competitive pressures, such as technological developments, fixed-rate pricing and the ability to attract and retain skilled employees, can significantly affect internet companies, and changing domestic and international demand, research and development costs, availability and price components and product obsolescence also can affect their profitability. The widespread adoption of new internet, networking, telecommunications technologies, or other technological changes could require substantial expenditures by an internet company to modify or adapt its services or infrastructure, which could have a material adverse effect on an internet company's business. Prices of securities of companies in this industry tend to be more volatile than securities of companies in other industries, and may fluctuate widely due to general economic conditions, consumer spending and the availability of disposable income, changing consumer tastes and preferences and consumer demographics. In addition, the widespread adoption of new internet, networking, telecommunications technologies, or other technological changes could require substantial expenditures by an internet company to modify or adapt its services or infrastructure, which could have a material adverse effect on an internet company’s business. Legislative or regulatory changes and increased government supervision also may affect companies in this industry.
Communication Services Sector Risk. The companies in the communication services sector may be subject to legislative or regulatory changes, adverse market conditions, and/or increased competition. The value of the securities of communication services companies are particularly vulnerable to rapid advancements in technology, the innovation of competitors, rapid product obsolescence, and government regulation and competition, both domestically and internationally. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company's profitability. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses. Communication services companies also rely on the use of intellectual property such as patents, copyrights and trademarks owned internationally or licensed through third parties. Claims regarding
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infringement of intellectual property could cause an adverse effect on the reputation of the company.
Information Technology Sector Risk. Information technology companies are subject to intense competition and their products are at risk of rapid obsolescence, which make the prices of securities issued by these companies particularly volatile. Product obsolescence can result from rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Factors that may also significantly affect the market value of securities of issuers in the information technology sector include the failure to obtain, or delays in obtaining, financing or regulatory approvals, product incompatibility, changing consumer preferences, increased government scrutiny, high required corporate capital expenditure for research and development or infrastructure and development of new products and competition from alternative technologies. Information technology companies are also heavily dependent on patent and other intellectual property rights, and the loss or impairment of these rights may adversely affect the company's profitability.
Consumer Discretionary Sector Risk. Companies engaged in the consumer discretionary sector are affected by fluctuations in supply and demand and changes in consumer demographics and preferences. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies. Moreover, changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in interest and exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations also may adversely affect these companies. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. In addition, investors might seek to trade Fund shares based on their knowledge or understanding of the value of smaller company securities (this is sometimes referred to as “price arbitrage”), which could interfere with the efficient management of the Fund. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all. The relative sizes of companies may change over time as the securities market changes, and the Fund is not required to sell the securities of companies whose market capitalizations have grown or decreased due to market fluctuations.
ADR Risk. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.
Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from
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the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a
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premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index)
and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to the components of the Underlying Index and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the NYSE is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all
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companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter (“OTC”) derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Foreign Investment Risk. Investments in foreign securities involve risks that are beyond those associated with investments in U.S. securities.
Foreign securities may have relatively low market liquidity and also are subject to the risks of possible seizure, expropriation, nationalization, political or social instability, or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. Each country has different laws specific to that country that impact investment, which may increase the risks to which investors are subject. Country-specific rules or legislation addressing investment-related transactions may inhibit or prevent certain transactions from transpiring in a particular country.
To the extent the Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns, unless the Fund has hedged its foreign currency exposure. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, may not always be successful. Foreign companies generally may be subject to inconsistent and potentially less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls and standards of practice, including recordkeeping standards, and may therefore be more susceptible to fraud or corruption. There may be less public information available about foreign companies than U.S. companies, making it difficult to evaluate those foreign companies.
From time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance. Furthermore, foreign exchanges and broker-dealers generally are subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Fund’s trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades. Depositary receipts also involve substantially identical risks to those associated with investments in foreign securities. Additionally, the issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, have no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional
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tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance. Interest expenses are excluded from the Fund expenses borne by the Adviser under the unitary management fee.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
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Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on The Nasdaq Stock Market® LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since June 2008. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2008. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser an annual management fee equal to 0.60% of its average daily net assets (the “Advisory Fee”).
The Advisory Fee paid by the Fund to the Adviser is an annual unitary management fee. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Fund, including the cost of transfer agency,
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custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, Acquired Fund Fees and Expenses, if any, litigation expenses, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “PNQI.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other
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distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
■
Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
■
If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations
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provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”)
normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
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Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024(a)	2023(a)	2022(a)
Per Share Operating Performance:
Net asset value at beginning of year	$45.08	$38.11	$28.10	$27.99	$48.83
Net investment income (loss)(b)	(0.11)	(0.10)	(0.12)	(0.09)	(0.24)
Net realized and unrealized gain (loss) on investments	3.36	7.07	10.13	0.20	(20.60)
Total from investment operations	3.25	6.97	10.01	0.11	(20.84)
Distributions to shareholders from:
Net investment income	(0.01)	-	-	-	-
Net asset value at end of year	$48.32	$45.08	$38.11	$28.10	$27.99
Market price at end of year(c)	$48.33	$45.01	$38.11	$28.10	$27.95
Net Asset Value Total Return(d)	7.22%	18.29%	35.61%	0.40%	(42.68)%
Market Price Total Return(d)	7.39%	18.11%	35.60%	0.54%	(42.81)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$558,609	$791,641	$724,887	$528,285	$556,918
Ratio to average net assets of:
Expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income (loss)	(0.22)%	(0.23)%	(0.36)%	(0.36)%	(0.55)%
Portfolio turnover rate(e)	17%	15%	29%	21%	29%

(a)	Per share amounts have been adjusted to reflect a five-for-one stock split effective after the close of business on July 14, 2023.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
The Fund is not sponsored, endorsed, sold or promoted by Nasdaq or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to the Fund.
The Corporations calculate and maintain the Underlying Index for the Fund.
The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Nasdaq CTA Internet IndexSM to track general stock market performance.
The Corporations’ only relationship to Invesco Capital Management LLC (“Licensee” or the “Adviser”) is in the licensing of the Nasdaq® and Underlying Index, trade/service marks, and certain trade names of the Corporations and the use of the Underlying Index, which is determined, composed and calculated by Nasdaq without regard to the Adviser or the Fund.
Nasdaq has no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating, as applicable, the Underlying Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in
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householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-PNQI-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
KNCT	Invesco Next Gen Connectivity ETF	NYSE Arca, Inc.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco Next Gen Connectivity ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the STOXX World AC NexGen Connectivity Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%

Other Expenses	None

Total Annual Fund Operating Expenses	0.40

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$41	$128	$224	$505
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 19% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
STOXX Ltd. (“STOXX” or the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is comprised of securities of companies with significant exposure to technologies or products that contribute to future connectivity through direct revenue. The Underlying Index includes companies that focus on emerging connectivity themes, including cybersecurity, nanotechnology, network equipment, and wireless infrastructure, among others.
To be eligible for inclusion in the Underlying Index, a security must be included in the STOXX World AC Universal All Cap Index, which is a broad, market cap weighted index designed to represent the performance of large-, mid- and small-capitalization companies from developed and emerging markets. A security must also have a free-float market capitalization greater than or equal to €500 million and a three-month median daily trading volume greater than or equal to €1 million. Eligible securities must also derive at least 50% of their revenue from one or more FactSet Revere Business Industry Classification System (“RBICS”) subsectors associated with future connectivity, as identified by the Index Provider. Securities that meet all of these criteria are then ranked by free-float market capitalization, and if there are more than 100 securities, the top 100 are selected for inclusion in the Underlying Index. The
Underlying Index may include securities of U.S. and non-U.S. companies, including foreign and emerging markets companies.
Securities in the Underlying Index are weighted proportionally to their free-float market capitalization multiplied by their aggregate revenue exposure to the applicable FactSet RBICs subsectors (i.e., the percentage of revenue derived from the applicable subsectors). Individual constituent weights are capped such that (i) the aggregate weight of all constituents with weights greater than 4.5% of the Underlying Index may not exceed 45% of the Underlying Index, and (ii) no single constituent weight may exceed 8% of the Underlying Index. Any excess weight is redistributed to the other constituents of the Underlying Index.
The Underlying Index may include securities of companies of any market capitalization, including small- and mid-capitalization companies. As of June 30, 2026, the Underlying Index was comprised of 100 constituents with market capitalizations ranging from $7.9 billion to $4.3 trillion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
The Fund is “non-diversified” and therefore is not required to meet certain diversification requirements under the  Investment Company Act of 1940, as amended (the “1940 Act”).
In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of companies engaged in connectivity-related industries, and in derivatives and other investments that have economic characteristics similar to securities of companies engaged in connectivity-related industries (the “80% investment policy”). For purposes of the 80% investment policy, the Fund considers the components of the Underlying Index to be securities of companies engaged in connectivity-related industries.
Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of April 30, 2026, the Fund had significant exposure to the information technology sector. The Fund’s portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
1

During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Information Technology Sector Risk. Information technology companies are subject to intense competition, and their products are at risk of rapid obsolescence, which make the prices of securities issued by these companies particularly volatile. Product obsolescence can result from rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Factors that may also significantly affect the market value of securities of issuers in the information technology sector include the failure to obtain, or delays in obtaining, financing or regulatory approval, product incompatibility, changing consumer preferences, increased government scrutiny, high required corporate capital expenditure for research and development or infrastructure and development of new products, and competition from alternative technologies. Information technology companies are also heavily dependent on patent and other intellectual property rights, and the loss or impairment of these rights may adversely affect the company's profitability.
Networking and Connectivity Companies Risk. Networking and connectivity technologies are rapidly evolving. Companies associated with such technologies can be significantly affected by corporate capital expenditure trends, legislative or regulatory changes, competitive pressures such as the ability to attract and retain skilled employees and obsolescence due to rapid technological innovation or changing consumer preferences. Connectivity companies may have limited product lines, markets, financial resources or personnel and may be more volatile than other companies. Further, companies that develop and support networking and connectivity technologies may rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by such companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies' technology. In addition, cybersecurity attacks or disruptions in service caused by hardware or software failure, or by interruptions or delays in service by third-party data center hosting facilities and maintenance providers, could have a significant impact on the viability and/or profitability of such companies.
Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of possible seizure, expropriation, nationalization, political or social instability, changes in economic or taxation policies or other adverse political or economic developments (in which the Fund could lose its entire investment in a certain market) and the difficulty of enforcing obligations in other countries, including the possible adoption of foreign governmental restrictions such as exchange controls. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. To the extent the Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns, unless the Fund has hedged its foreign currency exposure. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, may not always be successful. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls, and may therefore be more susceptible to fraud or corruption. There may be less public information available about foreign companies than U.S. companies, making it difficult to evaluate those foreign companies.
From time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. government identifies as state sponsors of terrorism or is subject to sanctions.
Emerging Markets Investment Risk. Investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Emerging markets usually are subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably, and the ability to bring and enforce actions, or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information. In addition, lack of relevant data and reliable public information, including financial information, about securities in emerging markets may
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contribute to incorrect weightings and data and computational errors when the Index Provider selects securities for inclusion in the Underlying Index or rebalances the Underlying Index.
Geographic Concentration Risk. The Fund may from time to time have a substantial amount of its assets invested in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries or regions may therefore have a significant negative impact on the Fund’s investment performance. For example, a natural or other disaster could occur in a country or geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in that specific country or geographic region and adversely impact the Fund’s investments in the affected region.
Asia Pacific Investment Risk. The level of development of the economies of countries in the Asia Pacific region varies greatly. Furthermore, since the economies of the countries in the region are largely intertwined, if an economic recession is experienced by any of these countries, it will likely adversely impact the economic performance of other countries in the region. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Due to heavy reliance on international trade, a decrease in demand (due to recession or otherwise in the United States, Europe or Asia) would adversely affect economic performance in the region.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all.
Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Valuation Time Risk. Because foreign exchanges may be open on days when the Fund does not price its Shares, the value of the non-U.S. securities in the Fund’s portfolio may change on days when investors will not be able to purchase or sell the Fund’s Shares. As a result, trading spreads and the resulting premium or discount on the Fund’s Shares may widen, and, therefore, increase the difference between the market price of the Fund’s Shares and the NAV of such Shares.
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Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	57.80%
Best Quarter	June 30, 2020	29.03%
Worst Quarter	June 30, 2022	-21.20%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	6/23/2005	28.63%	10.99%	15.59%
Return After Taxes on Distributions		28.24	10.65	15.32
Return After Taxes on Distributions and Sale of Fund Shares		17.03	8.63	13.16

STOXX World AC NexGen Connectivity Index (reflects no deduction for fees, expenses or taxes)[1]		28.87	—	—

Blended - Invesco Next Gen Connectivity Benchmark (reflects no deduction for fees, expenses or taxes)[2]		28.87	11.10	15.91

NASDAQ® Composite Index (reflects no deduction for fees, expenses or taxes)		21.14	13.35	17.66

S&P Composite 1500® Communications Equipment Index (reflects no deduction for fees, expenses or taxes)		28.63	19.50	16.58

1
Prior to its commencement date of June 26, 2023, performance for the Underlying Index is not available.
2
The Blended-Invesco Next Gen Connectivity Benchmark reflects the performance of the Dynamic Networking IntellidexSM Index, the previous underlying index, through August 25, 2023, and the Underlying Index thereafter.
After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

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Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	June 2007

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	August 2008

Faiz Syed	Portfolio Manager of the Adviser	July 2026

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in securities of companies engaged in connectivity-related industries. The Fund considers the components of the Underlying Index to be such investments. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
STOXX World AC NexGen Connectivity Index
The Underlying Index is comprised of securities of companies with significant exposure to technologies or products that contribute to future connectivity through direct revenue. The Underlying Index includes companies that focus on emerging connectivity themes, including cybersecurity, nanotechnology, network equipment, and wireless infrastructure, among others.
To be eligible for inclusion in the Underlying Index, a security must be included in the STOXX World AC Universal All Cap Index—a broad, market cap weighted index designed to represent the performance of large-, mid- and small-capitalization companies from developed and emerging markets. A security must also have a free-float market capitalization greater than or equal to €500 million and a three-month median daily trading volume greater than or equal to €1 million. Eligible securities must also derive at least 50% of their revenue from one or more FactSet RBICS subsectors associated with future connectivity, as identified by the Index Provider. Securities that meet all of these criteria are then ranked by free-float market
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capitalization, and if there are more than 100 securities, the top 100 are selected for inclusion in the Underlying Index.
Securities in the Underlying Index are weighted proportionally to their free-float market capitalization multiplied by their aggregate revenue exposure to the applicable FactSet RBICs subsectors (i.e., the percentage of revenue derived from the applicable subsectors). Individual constituent weights are capped such that (i) the aggregate weight of all constituents with weights greater than 4.5% of the Underlying Index may not exceed 45% of the Underlying Index, and (ii) no single constituent weight may exceed 8% of the Underlying Index. Any excess weight is redistributed to the other constituents of the Underlying Index not already subject to capping under these rules, proportionally to their current weight in the Underlying Index. The Underlying Index is rebalanced after the close of trading on the third Friday of March, June, September and December. The composition of the Underlying Index is reviewed annually in June.
The Fund is rebalanced in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Information Technology Sector Risk. Information technology companies are subject to intense competition and their products are at risk of rapid obsolescence, which make the prices of securities issued by these companies particularly volatile. Product obsolescence can result from rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Factors that may also significantly affect the market value of securities of issuers in the information technology sector include the failure to obtain, or delays in obtaining, financing or regulatory approvals, product incompatibility, changing consumer preferences, increased government scrutiny, high required corporate capital expenditure for research and development or
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infrastructure and development of new products and competition from alternative technologies. Information technology companies are also heavily dependent on patent and other intellectual property rights, and the loss or impairment of these rights may adversely affect the company's profitability.
Networking and Connectivity Companies Risk. Networking and connectivity technologies are rapidly evolving. Companies associated with such technologies can be significantly affected by corporate capital expenditure trends, legislative or regulatory changes, competitive pressures such as the ability to attract and retain skilled employees and obsolescence due to rapid technological innovation or changing consumer preferences. Large-scale research and development and capital expenditures are required to support next-generation connectivity infrastructure, with execution risk in product rollout and carrier adoption. Connectivity companies may have limited product lines, markets, financial resources or personnel and may be more volatile than other companies. Further, companies that develop and support networking and connectivity technologies may rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by such companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies' technology. In addition, cybersecurity attacks or disruptions in service caused by hardware or software failure, or by interruptions or delays in service by third-party data center hosting facilities and maintenance providers, could have a significant impact on the viability and/or profitability of such companies.
Foreign and Emerging Markets Investment Risk. Investments in foreign securities involve risks that are beyond those associated with investments in U.S. securities, and investments in securities of issuers in emerging market countries involve risks not often associated with investments in securities of issuers in developed countries. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign and emerging market securities. Foreign and emerging markets may have greater concentration in a few industries, resulting in greater vulnerability to regional and global trade conditions. Emerging market countries may also have higher rates of inflation or deflation and more rapid and extreme fluctuations in inflation rates and greater sensitivity to interest rate changes. Issuers in emerging markets also may have relatively low market liquidity, decreased publicly available and less reliable information, and inconsistent and less stringent regulatory, disclosure, accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to issuers in more developed markets. As a result, the nature and quality of such information may vary. The ability to conduct adequate due diligence in emerging markets may be limited. In addition, certain emerging market countries may impose material limitations on Public Company Accounting Oversight Board (“PCAOB”) inspection, investigation and enforcement capabilities which can hinder the PCAOB’s ability to engage in independent oversight or inspection of accounting firms located in or operating in certain emerging markets. There is no guarantee that the quality of financial reporting or the audits conducted by audit firms of emerging market issuers meet PCAOB standards.
Foreign and emerging market securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign and emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. Emerging markets are subject to greater market volatility, lower trading volume, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. The ability to bring and enforce actions in emerging market countries, or to obtain information needed to pursue or enforce such actions, may be limited, and shareholder claims may be difficult or impossible to pursue. In addition, the taxation systems at the federal, regional and local levels in emerging market countries may be less transparent and inconsistently enforced, and subject to sudden change. Emerging market countries may have a higher degree of corruption and fraud than developed market countries, as well as counterparties and financial institutions with less financial sophistication, creditworthiness and/or resources. Investments in emerging market securities may also be subject to delays in settlement procedures, unexpected market closures, and lack of timely information. Lack of relevant data and reliable public information, including financial information, about securities in emerging markets may contribute to incorrect weightings and data and computational errors when the Index Provider selects securities for inclusion in the Underlying Index or rebalances the Underlying Index.
Each country has different laws specific to that country that impact investments, which may increase the risks to which investors are subject. Country-specific rules or legislation addressing investment-related transactions may inhibit or prevent certain transactions from transpiring in a particular country.
From time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance.
Furthermore, foreign exchanges and broker-dealers generally are subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades. Depositary receipts also involve substantially identical risks to those associated with investments in foreign securities. Additionally, the issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, have no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
Geographic Concentration Risk. The Fund may from time to time have a substantial amount of its assets invested in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries or regions may therefore have a significant negative impact on the Fund’s investment performance. For example, a natural or other disaster could occur in a country or geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in that specific country or geographic region and adversely impact the Fund’s investments in the affected region.
Asia Pacific Investment Risk. The level of development of the economies of countries in the Asia Pacific region varies greatly. Furthermore, since the economies of the countries in the region are largely intertwined, if an economic recession is experienced by any of these countries, it will likely adversely impact the economic performance of other countries in the region. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. In addition, certain countries in the Asia Pacific region in which the Fund may invest are large debtors to commercial
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banks and foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. These developments may also have a negative effect on the broader economy of such Asia Pacific countries, including issuers in which the Fund may invest. Due to heavy reliance on international trade, a decrease in demand (due to recession or otherwise in the United States, Europe or Asia) would adversely affect economic performance in the region.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. In addition, investors might seek to trade Fund shares based on their knowledge or understanding of the value of smaller company securities (this is sometimes referred to as “price arbitrage”), which could interfere with the efficient management of the Fund. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all. The relative sizes of companies may change over time as the securities market changes, and the Fund is not required to sell the securities of companies whose market capitalizations have grown or decreased due to market fluctuations.
Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by
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technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Valuation Time Risk. Because foreign exchanges may be open on days when the Fund does not price its Shares, the value of the non-U.S. securities in the Fund’s portfolio may change on days when investors are not be able to purchase or sell the Fund’s Shares. As a result, trading spreads and the resulting premium or discount on the Fund’s Shares may widen, and, therefore, increase the difference between the market price of the Fund’s Shares and the NAV of such Shares.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices
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are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to securities of companies engaged in connectivity-related industries and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the NYSE is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the
Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
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Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance. Interest expenses are excluded from the Fund expenses borne by the Adviser under the unitary management fee.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase
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the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
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Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA, Michael Jeanette and Faiz Syed (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since June 2007. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2008. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
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Faiz Syed, Portfolio Manager of the Adviser, has been responsible for the management of the Fund and other funds in the Invesco family of ETFs since July 2026. He has been associated with the Adviser since 2022. Mr. Syed earned his Master’s degree from the University of Illinois Chicago in 2022. Prior to joining the Adviser, he worked at Morningstar from 2019 to 2021.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser an annual management fee equal to 0.40% of its average daily net assets (the “Advisory Fee”).
The Advisory Fee paid by the Fund to the Adviser is an annual unitary management fee. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, Acquired Fund Fees and Expenses, if any, litigation expenses, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “KNCT.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock
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certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital
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gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
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Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024	2023	2022
Per Share Operating Performance:
Net asset value at beginning of year	$102.95	$89.03	$72.33	$80.50	$85.40
Net investment income(a)	1.48	1.34	1.07	0.06	2.23 (b)
Net realized and unrealized gain (loss) on investments	65.94	13.95	16.47	(7.12)	(6.10)
Total from investment operations	67.42	15.29	17.54	(7.06)	(3.87)
Distributions to shareholders from:
Net investment income	(1.25)	(1.37)	(0.84)	(1.11)	(1.03)
Net asset value at end of year	$169.12	$102.95	$89.03	$72.33	$80.50
Market price at end of year(c)	$169.75	$102.91	$88.86	$72.28	$80.36
Net Asset Value Total Return(d)	65.89%	17.19%	24.28%	(8.77)%	(4.67)%
Market Price Total Return(d)	66.56%	17.37%	24.12%	(8.66)%	(4.91)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$133,608	$30,884	$38,284	$36,889	$45,082
Ratio to average net assets of:
Expenses, after Waivers	0.40%	0.40%	0.47%	0.63%	0.63%
Expenses, prior to Waivers	0.40%	0.40%	0.47%	0.79%	0.69%
Net investment income	1.10%	1.32%	1.30%	0.08%	2.42%(b)
Portfolio turnover rate(e)	19%	14%	119%	109%	109%

(a)	Based on average shares outstanding.
(b)
Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $1.47 and 1.60%, respectively.

(c)	The mean between the last bid and ask prices.
(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)
Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2024, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
STOXX Ltd., Deutsche Börse Group and their licensors, research partners or data providers have no relationship to the Adviser, other than the licensing of the Underlying Index and the related trademarks for use in connection with the Fund.
STOXX, Deutsche Börse Group and their licensors, research partners or data providers do not: (i) sponsor, endorse, sell or promote the Fund; (ii) recommend that any person invest in the Fund or any other securities; (iii) have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Fund; (iv) have any responsibility or liability for the administration, management or marketing of the Fund; (v) consider the needs of the Fund or the owners of the Fund’s shares in determining, composing or calculating the Underlying Index or have any obligation to do so.
STOXX, Deutsche Börse Group and their licensors, research partners or data providers give no warranty, and exclude any liability (whether in negligence or otherwise), in connection with the Fund or its performance.
STOXX does not assume any contractual relationship with the purchasers of the Fund’s shares or any other third parties.
Specifically, STOXX, Deutsche Börse Group and their licensors, research partners or data providers do not give any warranty, express or implied, and exclude any liability about: (i) the results to be obtained by the Fund, the owners of the Fund’s shares or any other person in connection with the use of the Underlying Index and the data included in the Underlying Index; (ii) the accuracy, timeliness, and completeness of the Underlying Index and its data; (iii) the merchantability and the fitness for a particular purpose or use of the Underlying Index and its data; (iv) the performance of the Fund generally.
STOXX, Deutsche Börse Group and their licensors, research partners or data providers give no warranty and exclude any liability, for any errors, omissions or interruptions in the Underlying Index or its data. Under no circumstances will STOXX, Deutsche Börse Group or their licensors, research partners or data providers be liable (whether in negligence or otherwise) for any lost profits or indirect, punitive, special or consequential damages or losses, arising as a result of such errors, omissions or interruptions in the Underlying Index or its data or generally in relation to the Fund, even in circumstances where STOXX, Deutsche Börse Group or their licensors, research partners or data providers are aware that such loss or damage may occur.
The licensing agreement between the Adviser and STOXX is solely for their benefit and not for the benefit of the owners of the Fund’s shares or any other third parties.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their
18

accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-KNCT-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
GGME	Invesco Next Gen Media and Gaming ETF	NYSE Arca, Inc.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco Next Gen Media and Gaming ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the STOXX World AC NexGen Media Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%

Other Expenses	0.16

Total Annual Fund Operating Expenses	0.66

Fee Waiver and/or Expense Reimbursement[1]	0.03

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.63

1
Invesco Capital Management LLC (the “Adviser”) has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, licensing fees, brokerage commissions and other trading expenses, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2028, and neither the Adviser nor the Fund may discontinue the agreement prior to its expiration. The fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first two years and the Total Annual Fund Operating Expenses thereafter. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$64	$205	$362	$817
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 27% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
 STOXX Ltd. (“STOXX” or the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is comprised of securities of companies with significant exposure to technologies or products that contribute to future media through direct revenue. The Underlying Index includes companies that focus on content delivery, content platforms, electronic devices, gaming, and immersive-reality technologies, among other modern media themes.
To be eligible for inclusion in the Underlying Index, a security must be included in the STOXX World AC Universal All Cap Index, which is a broad, market cap weighted index designed to represent the performance of large-, mid- and small-capitalization companies from developed and emerging markets. A security must also have a free-float market capitalization greater than or equal to €500 million and three-month median daily trading volume greater than or equal to €1 million. Eligible securities must also derive at least 50% of their revenue from one or more FactSet Revere Business Industry Classification System (“RBICS”) subsectors associated with future media, as identified by the Index Provider. Securities that meet all of these criteria are then ranked by free-float market capitalization, and if there are more than 100 securities, the top 100 are selected for inclusion in the Underlying Index. The Underlying Index may include securities of U.S. and non-U.S. companies, including foreign and emerging markets companies.
Securities in the Underlying Index are weighted proportionally to their free-float market capitalization multiplied by their aggregate revenue exposure to the applicable FactSet RBICs subsectors (i.e., the percentage of revenue derived from the applicable subsectors). Individual constituent weights are capped such that (i) the aggregate weight of all constituents with weights greater than 4.5% of the Underlying Index may not exceed 45% of the Underlying Index, and (ii) no single constituent weight may exceed 8% of the Underlying Index. Any excess weight is redistributed to the other constituents of the Underlying Index.
The Underlying Index may include securities of companies of any market capitalization, including small- and mid-capitalization companies. As of June 30, 2026, the Underlying Index was comprised of 98 constituents with market capitalizations ranging from $560 million to $4.8 trillion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
The Fund is “non-diversified” and therefore is not required to meet certain diversification requirements under the  Investment Company Act of 1940, as amended (the “1940 Act”).
In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of companies engaged in media- and gaming-related industries, and in derivatives and other investments that have economic characteristics similar to securities of companies engaged in media- and gaming-related industries (the “80% investment policy”). For purposes of the 80% investment policy, the Fund considers the components of the Underlying Index to be securities of companies engaged in media- and gaming-related industries.
Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of April 30, 2026, the Fund had significant exposure to the media & entertainment industry and information technology sector. The Fund’s portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
1

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Media & Entertainment Industry Risk. Companies engaged in design, production or distribution of goods or services for the media industry (including television or interactive gaming products or manufacturing, publishing, recordings and musical instruments, motion pictures and photography) may become obsolete quickly. Media companies are subject to risks that include cyclicality of revenues and earnings, a decrease in the discretionary income of targeted individuals, changing consumer tastes and interests, fierce competition in the industry, particularly in formulating new products and services using new technology, and the potential for increased government regulation. Media company revenues largely are dependent on advertising spending. A weakening general economy or a shift from online to other forms of advertising may lead to a reduction in discretionary spending on online advertising. Additionally, competitive pressures and government regulation can significantly affect companies in the media industry.
Information Technology Sector Risk. Information technology companies are subject to intense competition, and their products are at risk of rapid obsolescence, which make the prices of securities issued by these companies particularly volatile. Product obsolescence can result from rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Factors that may also significantly affect the market value of securities of issuers in the information technology sector include the failure to obtain, or delays in obtaining, financing or regulatory approval, product incompatibility, changing consumer preferences, increased government scrutiny, high required corporate capital expenditure for research and development or infrastructure and development of new products, and competition from alternative technologies. Information technology companies are also heavily dependent on patent and other intellectual property rights, and the loss or impairment of these rights may adversely affect the company's profitability.
Gaming Companies Risk. Video gaming companies face intense competition, both domestically and internationally, may have limited product lines, markets, financial resources, or personnel, may have products that face rapid obsolescence, and are heavily dependent on the protection of patent and intellectual property rights. Gaming companies may be dependent on one or a small number of products or product franchises for a significant portion of their revenue and profits. Gaming companies may also be subject to shifting consumer preferences, including preferences with respect to gaming console platforms, and changes in consumer discretionary spending, which may adversely affect such companies. Gaming companies are also subject to increasing regulatory constraints and the associated costs of complying with such constraints, particularly with respect to cybersecurity and privacy. Gaming companies may also be subject to sophisticated intellectual property infringement schemes and piracy efforts, particularly in foreign markets, which may limit the revenue potential in such markets, and combating such infringement or piracy schemes may require significant expenses. Such antipiracy programs may not be effective.
Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of possible seizure, expropriation, nationalization, political or social instability, changes in economic or taxation policies or other adverse political or economic developments (in which the Fund could lose its entire investment in a certain market) and the difficulty of enforcing obligations in other countries, including the possible adoption of foreign governmental restrictions such as exchange controls. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. To the extent the Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns, unless the Fund has hedged its foreign currency exposure. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, may not always be successful. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls, and may therefore be more susceptible to fraud or corruption. There may be less public information available about foreign companies than U.S. companies, making it difficult to evaluate those foreign companies.
From time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance.
2

Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. government identifies as state sponsors of terrorism or is subject to sanctions.
Emerging Markets Investment Risk. Investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Emerging markets usually are subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably, and the ability to bring and enforce actions, or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information. In addition, lack of relevant data and reliable public information, including financial information, about securities in emerging markets may contribute to incorrect weightings and data and computational errors when the Index Provider selects securities for inclusion in the Underlying Index or rebalances the Underlying Index.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all.
Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Valuation Time Risk. Because foreign exchanges may be open on days when the Fund does not price its Shares, the value of the non-U.S.
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securities in the Fund’s portfolio may change on days when investors will not be able to purchase or sell the Fund’s Shares. As a result, trading spreads and the resulting premium or discount on the Fund’s Shares may widen, and, therefore, increase the difference between the market price of the Fund’s Shares and the NAV of such Shares.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	1.33%
Best Quarter	June 30, 2020	35.26%
Worst Quarter	March 31, 2020	-29.44%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	6/23/2005	15.72%	6.09%	9.71%
Return After Taxes on Distributions		15.67	5.83	9.52
Return After Taxes on Distributions and Sale of Fund Shares		9.34	4.65	7.93

STOXX World AC NexGen Media Index (reflects no deduction for fees, expenses or taxes)[1]		16.51	—	—

Blended - Invesco Next Gen Media and Gaming Benchmark (reflects no deduction for fees, expenses or taxes)[2]		16.51	6.38	10.20

NASDAQ® Composite Index (reflects no deduction for fees, expenses or taxes)		21.14	13.35	17.66

S&P Composite 1500® Media Index (reflects no deduction for fees, expenses or taxes)		-11.51	-7.20	2.24

1
Prior to its commencement date of June 26, 2023, performance for the Underlying Index is not available.
2
The Blended-Invesco Next Gen Media and Gaming Benchmark reflects the performance of the Dynamic Media IntellidexSM Index, the previous underlying index, through August 25, 2023, and the Underlying Index thereafter.
After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

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Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	June 2007

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	August 2008

Faiz Syed	Portfolio Manager of the Adviser	July 2026

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in securities of companies engaged in media- and gaming-related industries. The Fund considers the components of the Underlying Index to be such investments. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
STOXX World AC NexGen Media Index
The Underlying Index is comprised of securities of companies with significant exposure to technologies or products that contribute to future media through direct revenue. The Underlying Index includes companies that focus on content delivery, content platforms, electronic devices, gaming, and immersive-reality technologies, among other modern media themes.
To be eligible for inclusion in the Underlying Index, a security must be included in the STOXX World AC Universal All Cap Index—a broad, market cap weighted index designed to represent the performance of large-, mid- and small-capitalization companies from developed and emerging markets. A security must also have a free-float market capitalization greater than or equal to €500 million and a three-month median daily trading volume greater than or equal to €1 million. Eligible securities must also derive at least 50% of their revenue from one or more FactSet RBICS subsectors associated with future media, as identified by the Index Provider. Securities that meet all of these criteria are then ranked by free-float market
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capitalization, and if there are more than 100 securities, the top 100 are selected for inclusion in the Underlying Index.
Securities in the Underlying Index are weighted proportionally to their free-float market capitalization multiplied by their aggregate revenue exposure to the applicable FactSet RBICs subsectors (i.e., the percentage of revenue derived from the applicable subsectors). Individual constituent weights are capped such that (i) the aggregate weight of all constituents with weights greater than 4.5% of the Underlying Index may not exceed 45% of the Underlying Index, and (ii) no single constituent weight may exceed 8% of the Underlying Index. Any excess weight is redistributed to the other constituents of the Underlying Index not already subject to capping under these rules, proportionally to their current weight in the Underlying Index. The Underlying Index is rebalanced after the close of trading on the third Friday of March, June, September and December. The composition of the Underlying Index is reviewed annually in June.
The Fund is rebalanced in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Media & Entertainment Industry Risk. Companies engaged in design, production or distribution of goods or services for the media industry (including television or interactive gaming products or manufacturing, publishing, recordings and musical instruments, motion pictures and photography) may become obsolete quickly. Media companies are subject to a variety of risks, which include cyclicality of revenues and earnings; a decrease in the discretionary income of targeted individuals; changing consumer tastes and interests; fierce competition in the industry, particularly in formulating new products and services using new technology; and the potential for increased government regulation. Media company revenues largely are dependent on advertising spending. A weakening general economy or a shift from
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online to other forms of advertising may lead to a reduction in discretionary spending on online advertising. Additionally, federal deregulation of cable and broadcasting, competitive pressures and government regulation may affect companies in the media industry significantly.
Information Technology Sector Risk. Information technology companies are subject to intense competition and their products are at risk of rapid obsolescence, which make the prices of securities issued by these companies particularly volatile. Product obsolescence can result from rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Factors that may also significantly affect the market value of securities of issuers in the information technology sector include the failure to obtain, or delays in obtaining, financing or regulatory approvals, product incompatibility, changing consumer preferences, increased government scrutiny, high required corporate capital expenditure for research and development or infrastructure and development of new products and competition from alternative technologies. Information technology companies are also heavily dependent on patent and other intellectual property rights, and the loss or impairment of these rights may adversely affect the company's profitability.
Gaming Companies Risk. Video gaming companies face intense competition, both domestically and internationally, may have limited product lines, markets, financial resources, or personnel, may have products that face rapid obsolescence, and are heavily dependent on the protection of patent and intellectual property rights. Gaming companies may be dependent on one or a small number of products or product franchises for a significant portion of their revenue and profits. Gaming companies may also be subject to changes in economic conditions, technological developments, shifting consumer preferences, including preferences with respect to gaming console platforms, and changes in consumer discretionary spending, which may adversely affect such companies. Gaming companies are also subject to increasing regulatory constraints and the associated costs of complying with such constraints, particularly with respect to cybersecurity and privacy. In addition, the unintended disclosure of confidential information, whether because of an error or a cybersecurity event, could adversely affect the profitability and value of these companies. Legislative or regulatory changes can impact the ability of these companies to operate in certain jurisdictions and the activities in which they are allowed to engage, which could significantly affect their profitability. Gaming companies may also be subject to sophisticated intellectual property infringement schemes and piracy efforts, particularly in foreign markets, which may limit the revenue potential in such markets, and combating such infringement or piracy schemes may require significant expenses. Such antipiracy programs may not be effective.
Foreign and Emerging Markets Investment Risk. Investments in foreign securities involve risks that are beyond those associated with investments in U.S. securities, and investments in securities of issuers in emerging market countries involve risks not often associated with investments in securities of issuers in developed countries. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign and emerging market securities. Foreign and emerging markets may have greater concentration in a few industries, resulting in greater vulnerability to regional and global trade conditions. Emerging market countries may also have higher rates of inflation or deflation and more rapid and extreme fluctuations in inflation rates and greater sensitivity to interest rate changes. Issuers in emerging markets also may have relatively low market liquidity, decreased publicly available and less reliable information, and inconsistent and less stringent regulatory, disclosure, accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to issuers in more developed markets. As a result, the nature and quality of such information may vary. The ability to conduct adequate due diligence in emerging markets may be limited. In addition, certain emerging market countries may impose material limitations on Public Company Accounting Oversight Board (“PCAOB”) inspection, investigation and enforcement capabilities which can hinder the PCAOB’s ability to engage in independent oversight or inspection of accounting firms located in or operating in certain emerging markets. There is no guarantee that the quality of financial reporting or the audits conducted by audit firms of emerging market issuers meet PCAOB standards.
Foreign and emerging market securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign and emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. Emerging markets are subject to greater market volatility, lower trading volume, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. The ability to bring and enforce actions in emerging market countries, or to obtain information needed to pursue or enforce such actions, may be limited, and shareholder claims may be difficult or impossible to pursue. In addition, the taxation systems at the federal, regional and local levels in emerging market countries may be less transparent and inconsistently enforced, and subject to sudden change. Emerging market countries may have a higher degree of corruption and fraud than developed market countries, as well as counterparties and financial institutions with less financial sophistication, creditworthiness and/or resources. Investments in emerging market securities may also be subject to delays in settlement procedures, unexpected market closures, and lack of timely information. Lack of relevant data and reliable public information, including financial information, about securities in emerging markets may contribute to incorrect weightings and data and computational errors when the Index Provider selects securities for inclusion in the Underlying Index or rebalances the Underlying Index.
Each country has different laws specific to that country that impact investments, which may increase the risks to which investors are subject. Country-specific rules or legislation addressing investment-related transactions may inhibit or prevent certain transactions from transpiring in a particular country.
From time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance.
Furthermore, foreign exchanges and broker-dealers generally are subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades. Depositary receipts also involve substantially identical risks to those associated with investments in foreign securities. Additionally, the issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, have no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a
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whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. In addition, investors might seek to trade Fund shares based on their knowledge or understanding of the value of smaller company securities (this is sometimes referred to as “price arbitrage”), which could interfere with the efficient management of the Fund. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all. The relative sizes of companies may change over time as the securities market changes, and the Fund is not required to sell the securities of companies whose market capitalizations have grown or decreased due to market fluctuations.
Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of
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the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Valuation Time Risk. Because foreign exchanges may be open on days when the Fund does not price its Shares, the value of the non-U.S. securities in the Fund’s portfolio may change on days when investors are not be able to purchase or sell the Fund’s Shares. As a result, trading spreads and the resulting premium or discount on the Fund’s Shares may widen, and, therefore, increase the difference between the market price of the Fund’s Shares and the NAV of such Shares.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there
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is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to securities of companies engaged in media- and gaming-related industries and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the NYSE is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
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Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities.
Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the
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underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA, Michael Jeanette and Faiz Syed (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
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Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since June 2007. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2008. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
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Faiz Syed, Portfolio Manager of the Adviser, has been responsible for the management of the Fund and other funds in the Invesco family of ETFs since July 2026. He has been associated with the Adviser since 2022. Mr. Syed earned his Master’s degree from the University of Illinois Chicago in 2022. Prior to joining the Adviser, he worked at Morningstar from 2019 to 2021.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser for its services an annual fee equal to 0.50% of its average daily net assets (the “Advisory Fee”).
The Fund is responsible for all of its own expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to the Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust or the Adviser and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) on behalf of the Fund pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, licensing fees, offering costs (as defined below), brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of its average daily net assets per year (the “Expense Cap”), at least until August 31, 2028.
The offering costs excluded from the Expense Cap for the Fund are: (a) initial legal fees pertaining to the Shares offered for sale; (b) initial SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.
The Expense Agreement provides that the fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the
Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date. This waiver is not subject to recapture.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “GGME.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
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The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of
1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
■
The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
■
Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
■
Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
■
A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
■
The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
■
Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
■
Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
■
If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
■
A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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■
At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
■
By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
■
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
■
You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
■
Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
■
If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
■
Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
■
Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
■
To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
■
The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be
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valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024	2023	2022
Per Share Operating Performance:
Net asset value at beginning of year	$51.38	$41.25	$34.26	$40.47	$52.00
Net investment income (loss)(a)	(0.01)	0.02	0.17	0.78	0.06
Net realized and unrealized gain (loss) on investments	5.54	10.18	7.19	(6.30)	(11.42)
Total from investment operations	5.53	10.20	7.36	(5.52)	(11.36)
Distributions to shareholders from:
Net investment income	(0.08)	(0.07)	(0.37)	(0.69)	(0.17)
Net asset value at end of year	$56.83	$51.38	$41.25	$34.26	$40.47
Market price at end of year(b)	$56.80	$51.26	$41.09	$34.24	$40.43
Net Asset Value Total Return(c)	10.76%	24.72%	21.70%	(13.54)%	(21.90)%
Market Price Total Return(c)	10.95%	24.92%	21.30%	(13.50)%	(21.92)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$43,194	$124,350	$29,703	$31,862	$38,450
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.62%	0.61%	0.63%	0.63%
Expenses, prior to Waivers	0.66%	0.71%	0.83%	0.80%	0.64%
Net investment income (loss)	(0.02)%	0.05%	0.47%	2.21%	0.12%
Portfolio turnover rate(d)	27%	33%	147%	91%	99%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)
Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2024, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
STOXX Ltd., Deutsche Börse Group and their licensors, research partners or data providers have no relationship to the Adviser, other than the licensing of the Underlying Index and the related trademarks for use in connection with the Fund.
STOXX, Deutsche Börse Group and their licensors, research partners or data providers do not: (i) sponsor, endorse, sell or promote the Fund; (ii) recommend that any person invest in the Fund or any other securities; (iii) have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Fund; (iv) have any responsibility or liability for the administration, management or marketing of the Fund; (v) consider the needs of the Fund or the owners of the Fund’s shares in determining, composing or calculating the Underlying Index or have any obligation to do so.
STOXX, Deutsche Börse Group and their licensors, research partners or data providers give no warranty, and exclude any liability (whether in negligence or otherwise), in connection with the Fund or its performance.
STOXX does not assume any contractual relationship with the purchasers of the Fund’s shares or any other third parties.
Specifically, STOXX, Deutsche Börse Group and their licensors, research partners or data providers do not give any warranty, express or implied, and exclude any liability about: (i) the results to be obtained by the Fund, the owners of the Fund’s shares or any other person in connection with the use of the Underlying Index and the data included in the Underlying Index; (ii) the accuracy, timeliness, and completeness of the Underlying Index and its data; (iii) the merchantability and the fitness for a particular purpose or use of the Underlying Index and its data; (iv) the performance of the Fund generally.
STOXX, Deutsche Börse Group and their licensors, research partners or data providers give no warranty and exclude any liability, for any errors, omissions or interruptions in the Underlying Index or its data. Under no circumstances will STOXX, Deutsche Börse Group or their licensors, research partners or data providers be liable (whether in negligence or otherwise) for any lost profits or indirect, punitive, special or consequential damages or losses, arising as a result of such errors, omissions or interruptions in the Underlying Index or its data or generally in relation to the Fund, even in circumstances where STOXX, Deutsche Börse Group or their licensors, research partners or data providers are aware that such loss or damage may occur.
The licensing agreement between the Adviser and STOXX is solely for their benefit and not for the benefit of the owners of the Fund’s shares or any other third parties.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their
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accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-GGME-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
PXJ	Invesco Oil & Gas Services ETF	NYSE Arca, Inc.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco Oil & Gas Services ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the Dynamic Oil Services Intellidex® Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%

Other Expenses	0.27

Total Annual Fund Operating Expenses	0.77

Fee Waiver and/or Expense Reimbursement[1]	0.14

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.63

1
Invesco Capital Management LLC (the “Adviser”) has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, licensing fees, brokerage commissions and other trading expenses, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2028, and neither the Adviser nor the Fund may discontinue the agreement prior to its expiration. The fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first two years and the Total Annual Fund Operating Expenses thereafter. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$64	$217	$400	$928
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 64% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (“ICE Data” or the “Index Provider”) compiles and maintains the Underlying Index, which is composed of common stocks of 30 U.S. companies that provide support activities for oil and gas operations. The Underlying Index may include companies that are engaged in the drilling of oil and gas wells; manufacturing oil and gas field machinery and equipment; or providing services to the oil and gas industry, such as well analysis, platform and pipeline engineering and construction, logistics and transportation services, oil and gas well emergency management and geophysical data acquisition and processing.
As of June 30, 2026, the Underlying Index was comprised of 30 constituents with market capitalizations ranging from $870 million to $55.1 billion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
The Fund is “non-diversified” and therefore is not required to meet certain diversification requirements under the  Investment Company Act of 1940, as amended (the “1940 Act”).
In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of companies engaged in oil & gas servicing-related industries, and in derivatives and other investments that have economic characteristics similar to securities of companies engaged in oil & gas servicing-related industries (the “80% investment policy”). For purposes of the 80% investment policy, the Fund considers the components of the Underlying Index to be securities of companies engaged in oil & gas servicing-related industries.
Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of April 30, 2026, the Fund had significant exposure to the oil and gas services industry. The Fund’s portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the
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Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Oil and Gas Services Industry Risk. The profitability of companies in the oil and gas services industry may be affected adversely by changes in worldwide energy prices, exploration and production spending and the success of exploration and production projects. These companies may also be affected by world events in the regions in which they operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, natural disasters and adverse weather conditions, military coups, social unrest, violence or labor unrest). Companies in the oil and gas services industry may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all.
Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
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Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	33.07%
Best Quarter	December 31, 2020	48.74%
Worst Quarter	March 31, 2020	-65.20%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	10/26/2005	8.65%	17.61%	-4.59%
Return After Taxes on Distributions		7.63	16.85	-5.19
Return After Taxes on Distributions and Sale of Fund Shares		5.40	14.08	-3.45

Dynamic Oil Services Intellidex® Index (reflects no deduction for fees, expenses or taxes)		9.22	18.74	-3.83

S&P 500® Index (reflects no deduction for fees, expenses or taxes)		17.88	14.42	14.82

S&P Composite 1500® Energy Equipment & Services Index (reflects no deduction for fees, expenses or taxes)		4.65	13.31	-2.75

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	June 2007

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	August 2008

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also
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reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in securities of companies engaged in oil & gas servicing-related industries. The Fund considers the components of the Underlying Index to be such investments. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
Dynamic Oil Services Intellidex® Index
The Underlying Index is composed of stocks of 30 U.S. companies involved in the oil and gas services industry.
ICE Data evaluates the 2,000 largest U.S. stocks (by market capitalization) traded on the New York Stock Exchange (“NYSE”), NYSE American and The Nasdaq Stock Market. ICE Data ranks the stocks for investment potential based on a score (“Model Score”) developed from ICE Data’s proprietary Intellidex® model. ICE Data defines the universe of companies eligible for the Underlying Index using the FactSet Revere Hierarchy provided by FactSet Research Systems Inc. to help identify those companies that have significant operations in the specified industry group (the “Industry Group Universe”). ICE Data further divides stocks within the Industry Group Universe into two market capitalization groups, larger and smaller (the “Sub-Groups”). ICE Data splits stocks in the Industry Group Universe into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller stocks are included in the bottom four quintiles. Within the Industry Group Universe, ICE Data selects a defined number of the top-ranked larger and smaller stocks for inclusion in the Underlying Index and the stocks are equally weighted within their Sub-Groups. ICE Data predetermines the number of stocks selected from the Industry Group Universe as follows:
(a) The Underlying Index includes 30 stocks from the Industry Group Universe based on their Model Scores as follows:
i. ICE Data selects eight stocks with the best Model Scores in the larger market capitalization Sub-Group for inclusion in the Underlying Index, which collectively receive 40% of the total Underlying Index weight (each larger stock receives on average 5% of the weight of the Underlying Index).
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ii. ICE Data selects 22 stocks with the best Model Scores in the relatively smaller market capitalization Sub-Group for inclusion in the Underlying Index, which collectively receive 60% of the total Underlying Index weight (each smaller stock receives on average 2.73% of the weight of the Underlying Index).
(b) In the event that the Industry Group Universe consists of less than 50 stocks at the time of a quarterly rebalance, ICE Data selects the 30 component stocks with the best Model Scores in the Industry Group Universe, and determines the weighting for the 30 stocks as follows:
i. The eight largest stocks by market capitalization collectively receive 40% of the total Underlying Index weight (each of the eight largest stocks receives on average 5%).
ii. The other 22 relatively smaller stocks collectively receive 60% of the total Underlying Index weight (each of the 22 smaller stocks receives on average 2.73%).
The Underlying Index is rebalanced quarterly at the open of trading on the third business day following the last Friday of February, May, August and November. The Fund is rebalanced in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Oil and Gas Services Industry Risk. The profitability of companies in the oil and gas services industry may be adversely affected by world events in the regions in which the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, natural disasters and adverse weather conditions, military coups, social unrest, violence or labor unrest). The revenues of oil and gas services companies may be negatively affected by contract termination and renegotiation. Prices and supplies of oil and gas may fluctuate significantly over short and long periods of time due to national
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and international political changes, Organization of Petroleum Exporting Countries (“OPEC”) policies, changes in relationships and trading policies among OPEC members and between OPEC and oil-importing nations, the regulatory environment, taxation policies, and the economy of the key energy-consuming countries. Companies in this industry could be adversely affected by changes in economic conditions, commodity price volatility, world events, war or other conflicts, sanctions, changes in exchange rates, interest rates, imposition of import or export controls, increased competition, depletion of resources, development of alternative energy sources, energy conservation efforts, technological developments and labor relations. Oil and gas services companies operate in a highly competitive and cyclical industry, with intense price competition. Companies in this industry are also subject to substantial government regulation, and companies may incur significant costs in complying with environmental and other laws. Changes to environmental protection laws, including the implementation of policies with less stringent environmental protection standards and those geared away from sustainable energy development, could lead to fluctuations in supply, demand and prices of oil and gas. A significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities. In addition, companies in the oil and gas services industry are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism, cyber or other attacks, accidents and natural disasters. Companies in the oil and gas services industry also may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks. Recent global economic events have created greater volatility in the oil and gas services industry, including substantial increases and declines in the price of, and disruptions in the supply and demand for, oil and natural gas. Such events may create wide fluctuations in the value of companies in this industry, which may affect the Shares.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. In addition, investors might seek to trade Fund shares based on their knowledge or understanding of the value of smaller company securities (this is sometimes referred to as “price arbitrage”), which could interfere with the efficient management of the Fund. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all. The relative sizes of companies may change over time as the securities market changes, and the Fund is not required to sell the securities of companies whose market capitalizations have grown or decreased due to market fluctuations.
Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities
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of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate
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processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to securities of companies engaged in oil & gas servicing-related industries and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the NYSE is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities
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transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to
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adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Portfolio Size Risk. Pursuant to its methodology, the Underlying Index may be composed of a relatively small number of individual securities. Therefore, in seeking to track the returns of the Underlying Index, the Fund typically will hold a similarly small number of securities. To the extent that a significant portion of the Fund’s total assets is invested in a limited number of securities, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund’s NAV than it would if the Fund invested in a greater number of securities.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.
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Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since June 2007. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2008. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser for its services an annual fee equal to 0.50% of its average daily net assets (the “Advisory Fee”).
The Fund is responsible for all of its own expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, Acquired
Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to the Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust or the Adviser and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) on behalf of the Fund pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, licensing fees, offering costs (as defined below), brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of its average daily net assets per year (the “Expense Cap”), at least until August 31, 2028.
The offering costs excluded from the Expense Cap for the Fund are: (a) initial legal fees pertaining to the Shares offered for sale; (b) initial SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.
The Expense Agreement provides that the fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date. This waiver is not subject to recapture.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid
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and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “PXJ.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and
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qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation
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Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024(a)	2023(a)	2022(a)
Per Share Operating Performance:
Net asset value at beginning of year	$21.88	$30.74	$24.25	$21.65	$16.30
Net investment income(b)	0.60	0.76	0.53	0.25	0.02
Net realized and unrealized gain (loss) on investments	24.08	(8.67)	6.57	2.55 (c)	5.43
Total from investment operations	24.68	(7.91)	7.10	2.80	5.45
Distributions to shareholders from:
Net investment income	(0.94)	(0.95)	(0.61)	(0.20)	(0.10)
Net asset value at end of year	$45.62	$21.88	$30.74	$24.25	$21.65
Market price at end of year(d)	$45.64	$21.86	$30.76	$24.25	$21.65
Net Asset Value Total Return(e)	115.38%	(26.48)%	29.50%	13.10%	33.40%
Market Price Total Return(e)	115.67%	(26.60)%	29.58%	13.10%	33.00%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$138,033	$25,296	$90,566	$82,727	$67,946
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.63%	0.66%	0.63%	0.63%
Expenses, prior to Waivers	0.77%	0.67%	0.72%	0.68%	0.74%
Net investment income	1.84%	2.55%	1.85%	1.03%	0.12%
Portfolio turnover rate(f)	64%	71%	67%	64%	109%

(a)	Per share amounts have been adjusted to reflect a one-for-five reverse stock split effective after the close of business on July 14, 2023.
(b)	Based on average shares outstanding.
(c)
Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(d)	The mean between the last bid and ask prices.
(e)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
Source ICE Data Indices, LLC (“ICE Data”), is used with permission. “ICE®” and “Intellidex®“ are trademarks of ICE Data or its affiliates. These trademarks have been licensed, along with the Underlying Index for use by Invesco Capital Management LLC in connection with the Fund. Neither Invesco Capital Management LLC, the Trust, nor the Fund, as applicable, is sponsored, endorsed, sold or promoted by ICE Data, its affiliates or its third-party suppliers (“ICE Data and its Suppliers”). ICE Data and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in the Fund particularly, the Trust or the ability of the Underlying Index to track general stock market performance. ICE Data’s only relationship to Invesco Capital Management LLC is the licensing of certain trademarks and trade names and the Underlying Index or components thereof. The Underlying Index is determined, composed and calculated by ICE Data without regard to Invesco Capital Management LLC or the Fund or its holders. ICE Data has no obligation to take the needs of Invesco Capital Management LLC or the holders of the Fund into consideration in determining, composing or calculating the Underlying Index. ICE Data is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by ICE Data is general in nature and not tailored to the needs of Invesco Capital Management LLC or any other person, entity or group of persons. ICE Data has no obligation or liability in connection with the administration, marketing, or trading of the Fund. ICE Data is not an investment advisor. Inclusion of a security within an index is not a recommendation by ICE Data to buy, sell, or hold such security, nor is it considered to be investment advice.
ICE DATA AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE UNDERLYING INDEX, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). ICE DATA AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE UNDERLYING INDEX AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other
16

shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
17

Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-PXJ-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
PJP	Invesco Pharmaceuticals ETF	NYSE Arca, Inc.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco Pharmaceuticals ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the Dynamic Pharmaceutical Intellidex® Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%

Other Expenses	0.08

Total Annual Fund Operating Expenses	0.58

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$59	$186	$324	$726
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 36% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (“ICE Data” or the “Index Provider”) compiles and maintains the Underlying Index, which is composed of common stocks of 30 U.S. pharmaceutical companies. These companies are engaged principally in the research, development, manufacture, sale or distribution of pharmaceuticals and drugs of all types. In accordance with the Underlying Index methodology, the various types of companies may include companies from the following segments of the pharmaceutical industry:
■	Big Pharmaceutical: Large, vertically integrated drug companies that actively participate in all major phases of the drug development process, including research and development, animal and human testing, manufacturing and sales and marketing.
■	Specialty Pharmaceutical: Midsize, often vertically integrated drug companies specializing in one or two therapeutic areas using both traditional chemical techniques and biotechnological techniques (involving living organisms, cells, and/or components of cells) to develop drugs.
■	Generic Pharmaceutical: Generally midsize to small non-vertically integrated drug companies that actively participate only in the manufacturing and sometimes sales and marketing of patent-expired drugs.
As of June 30, 2026, the Underlying Index was comprised of 28 constituents with market capitalizations ranging from $1.2 billion to $1.1 trillion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
The Fund is “non-diversified” and therefore is not required to meet certain diversification requirements under the  Investment Company Act of 1940, as amended (the “1940 Act”).
In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of companies engaged in the pharmaceuticals industry, and in derivatives and other investments that have economic characteristics similar to securities of companies engaged in the pharmaceuticals industry (the “80% investment policy”). For purposes of the 80% investment policy, the Fund considers the components of the Underlying Index to be securities of companies engaged in the pharmaceuticals industry.
Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of April 30, 2026, the Fund had significant exposure to the pharmaceuticals and biotechnology industries. The Fund’s portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying
1

Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Pharmaceuticals Industry Risk. Government approval of products and services, government regulation and reimbursement rates, product liability claims, dependency on a limited number of products, patent expirations and protection and intense competition can significantly affect the pharmaceuticals industry. Consolidation and integration of pharmacy retailers and wholesalers may further increase competition and pricing pressures on pharmaceutical companies.
Biotechnology Industry Risk. The biotechnology industry can be significantly affected by patent considerations, including the termination of patent protections for products, intense competition both domestically and internationally, rapid technological change and obsolescence, government regulation and expensive insurance costs due to the risk of product liability lawsuits. In addition, the biotechnology industry is an emerging growth industry, and therefore biotechnology companies may be thinly capitalized and more volatile than companies with greater capitalizations. Biotechnology companies invest heavily in research and development, which may not necessarily lead to commercially successful products. These high research and development costs may be exacerbated by the inability to raise prices to cover costs because of managed care pressure, government regulation, competitive forces, or price controls.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all.
Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
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Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser, Invesco Capital Management LLC (the “Adviser”), seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	13.82%
Best Quarter	June 30, 2020	18.09%
Worst Quarter	March 31, 2020	-14.82%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	6/23/2005	27.90%	9.00%	5.07%
Return After Taxes on Distributions		27.56	8.74	4.83
Return After Taxes on Distributions and Sale of Fund Shares		16.70	7.06	3.98

Dynamic Pharmaceutical Intellidex® Index (reflects no deduction for fees, expenses or taxes)		28.59	9.56	5.63

S&P 500® Index (reflects no deduction for fees, expenses or taxes)		17.88	14.42	14.82

S&P Composite 1500® Pharmaceuticals Index (reflects no deduction for fees, expenses or taxes)		26.61	13.12	10.65

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

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Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	June 2007

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	August 2008

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in securities of companies engaged in the pharmaceuticals industry. The Fund considers the components of the Underlying Index to be such investments. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
Dynamic Pharmaceutical Intellidex® Index
The Underlying Index is composed of stocks of 30 U.S. companies involved in the pharmaceuticals industry.
ICE Data evaluates the 2,000 largest U.S. stocks (by market capitalization) traded on the New York Stock Exchange (“NYSE”), NYSE American and The Nasdaq Stock Market. ICE Data ranks the stocks for investment potential based on a score (“Model Score”) developed from ICE Data’s proprietary Intellidex® model. ICE Data defines the universe of companies eligible for the Underlying Index using the FactSet Revere Hierarchy provided by FactSet Research Systems Inc. to help identify those companies that have significant operations in the specified industry group (the “Industry Group Universe”). ICE Data further divides stocks within the Industry Group Universe into two market capitalization groups, larger and smaller (the “Sub-Groups”). ICE Data splits stocks in the Industry Group Universe into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller stocks are included in the bottom four quintiles. Within the Industry Group Universe, ICE Data selects a defined number of the top-ranked larger and smaller stocks for
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inclusion in the Underlying Index and the stocks are equally weighted within their Sub-Groups. ICE Data predetermines the number of stocks selected from the Industry Group Universe as follows:
(a) The Underlying Index includes 30 stocks from the Industry Group Universe based on their Model Scores as follows:
i. ICE Data selects eight stocks with the best Model Scores in the larger market capitalization Sub-Group for inclusion in the Underlying Index, which collectively receive 40% of the total Underlying Index weight (each larger stock receives on average 5% of the weight of the Underlying Index).
ii. ICE Data selects 22 stocks with the best Model Scores in the relatively smaller market capitalization Sub-Group for inclusion in the Underlying Index, which collectively receive 60% of the total Underlying Index weight (each smaller stock receives on average 2.73% of the weight of the Underlying Index).
(b) In the event that the Industry Group Universe consists of less than 50 stocks at the time of a quarterly rebalance, ICE Data selects the 30 component stocks with the best Model Scores in the Industry Group Universe, and determines the weighting for the 30 stocks as follows:
i. The eight largest stocks by market capitalization collectively receive 40% of the total Underlying Index weight (each of the eight largest stocks receives on average 5%).
ii. The other 22 relatively smaller stocks collectively receive 60% of the total Underlying Index weight (each of the 22 smaller stocks receives on average 2.73%).
The Underlying Index is rebalanced quarterly at the open of trading on the third business day following the last Friday of February, May, August and November. The Fund is rebalanced in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued
maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
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Pharmaceuticals Industry Risk. Factors such as government approval of products and services, government regulation and reimbursement rates, product liability claims, dependency on a limited number of products, patent expirations and protection, and intense competition may all significantly affect companies in the pharmaceuticals industry. Pharmaceutical companies are subject to competitive forces that may make it difficult to raise prices of their products and may result in price discounting. Pharmaceutical companies may be dependent on one or more wholesalers (e.g., pharmacy benefit managers) for product distribution. Consolidation and integration of pharmacy retailers and wholesalers may further increase competition and pricing pressures on pharmaceutical companies.
Substantially all pharmaceutical products are subject to Food and Drug Administration (“FDA”) regulation. The research, design, testing, manufacturing, labeling, marketing, distribution and advertising of pharmaceutical products are subject to extensive regulation by governmental authorities in the United States and other countries. The FDA and foreign regulatory agencies require pharmaceutical companies to comply with an array of manufacturing and design controls and testing, quality control, storage and documentation procedures. Manufacturing and sales of pharmaceutical products outside the United States are also subject to foreign regulatory requirements that vary from country to country. The approval process for pharmaceutical products in the United States and abroad can be lengthy, expensive and require extensive preclinical and clinical trials. As a result, pharmaceutical companies may expend substantial resources in developing and testing a new product but fail to obtain the necessary approvals or clearances to market or manufacture the products on a timely basis or at all. The research and development costs required to bring a new product to market are substantial with no guarantee that the product will ever become profitable. Failure to comply with applicable domestic and/or foreign requirements can result in: fines or other enforcement actions, recall or seizure of products, total or partial suspension of production, withdrawal of existing product approvals or clearances, refusal to approve or clear new applications or notifications, increased quality control costs, or criminal prosecution. The pharmaceutical industry is also subject to federal, state, local and foreign laws and regulations governing the protection of the environment and occupational health and safety, including laws regulating air emissions, wastewater discharges, the management and disposal of hazardous materials and wastes, and the health and safety of employees. Pharmaceutical companies also are required to obtain permits from governmental authorities for certain operations. Violation or failure to comply with these laws or regulations or failure to obtain these permits could result in fines, penalties or other sanctions.
Pharmaceutical companies are exposed to significant potential product liability risks that are inherent in the development, manufacturing and marketing of human therapeutic products. Product liability claims could delay or prevent completion of companies’ clinical development programs as well as result in FDA investigations of the safety and effectiveness of companies’ products, manufacturing processes and facilities, and marketing programs.
Pharmaceutical companies depend on rapidly identifying and seeking patent protection for their discoveries. The process of obtaining patent protection is expensive and time consuming. Furthermore, there can be no assurance that the steps taken by pharmaceutical companies to protect their proprietary rights will be adequate to prevent misappropriation of their proprietary rights or that competitors will not independently develop products that are substantially equivalent or superior to such companies’ products. Pharmaceutical companies also rely on trade secrets, know-how and technology, which are not protected by patents, to maintain their competitive position. If any trade secret, know-how or other technology not protected by a patent were disclosed to, or independently developed by, a competitor, that company’s business and financial condition could be materially adversely affected.
Biotechnology Industry Risk. Certain factors can affect the biotechnology industry significantly, including patent considerations, the termination of patent protections for products, intense domestic and international competition, rapid technological change and obsolescence, government regulation and expensive insurance costs due to the risk of product liability lawsuits. In addition, the biotechnology industry is an emerging growth industry, and therefore biotechnology companies may be capitalized thinly and may be more volatile than companies with greater capitalizations. Biotechnology companies may have persistent losses during a new product’s transition from development to production, and their revenue patterns may be erratic. Biotechnology companies invest heavily in research and development which may not necessarily lead to commercially successful products. These high research and development costs may be exacerbated by the companies’ inability to raise prices to cover costs because of managed care pressure, government regulation, competitive forces or price controls. Moreover, stock prices of biotechnology companies are volatile, particularly when their products are up for regulatory approval or under regulatory scrutiny. Companies involved in this industry also may be subject to extensive government regulations by the FDA, the Environmental Protection Agency and the United States Department of Agriculture. These regulations may affect and significantly limit a biotechnology company’s research, product development and approval of products.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established
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companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. In addition, investors might seek to trade Fund shares based on their knowledge or understanding of the value of smaller company securities (this is sometimes referred to as “price arbitrage”), which could interfere with the efficient management of the Fund. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all. The relative sizes of companies may change over time as the securities market changes, and the Fund is not required to sell the securities of companies whose market capitalizations have grown or decreased due to market fluctuations.
Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or
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other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV.
The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to securities of companies engaged in the pharmaceuticals industry and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the NYSE is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
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Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than
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executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Portfolio Size Risk. Pursuant to its methodology, the Underlying Index may be composed of a relatively small number of individual securities. Therefore, in seeking to track the returns of the Underlying Index, the Fund typically will hold a similarly small number of securities. To the extent that a significant portion of the Fund’s total assets is invested in a limited number of securities, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund’s NAV than it would if the Fund invested in a greater number of securities.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This
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investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since June 2007. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2008. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser for its services an annual fee equal to 0.50% of its average daily net assets (the “Advisory Fee”).
The Fund is responsible for all of its own expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to the Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust or the Adviser and extraordinary expenses,
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including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) on behalf of the Fund pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, licensing fees, offering costs (as defined below), brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of its average daily net assets per year (the “Expense Cap”), at least until August 31, 2028.
The offering costs excluded from the Expense Cap for the Fund are: (a) initial legal fees pertaining to the Shares offered for sale; (b) initial SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.
The Expense Agreement provides that the fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date. This waiver is not subject to recapture.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “PJP.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases
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and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
■
The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
■
Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
■
Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
■
A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
■
The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
■
Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
■
Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
■
If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
■
At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
■
Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
■
If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income,
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even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
■
Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
■
Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
■
The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as
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well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024	2023	2022
Per Share Operating Performance:
Net asset value at beginning of year	$82.07	$77.20	$77.56	$75.94	$78.11
Net investment income(a)	1.04	0.92	0.74	0.67	0.73
Net realized and unrealized gain (loss) on investments	23.03	4.86	(0.36)	1.70 (b)	(2.19)
Total from investment operations	24.07	5.78	0.38	2.37	(1.46)
Distributions to shareholders from:
Net investment income	(1.06)	(0.91)	(0.74)	(0.75)	(0.71)
Net asset value at end of year	$105.08	$82.07	$77.20	$77.56	$75.94
Market price at end of year(c)	$105.04	$81.96	$77.23	$77.54	$75.97
Net Asset Value Total Return(d)	29.49%	7.45%	0.51%	3.17%	(1.91)%
Market Price Total Return(d)	29.61%	7.26%	0.58%	3.10%	(1.94)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$333,093	$243,738	$264,035	$305,601	$320,482
Ratio to average net assets of:
Expenses	0.58%	0.57%	0.56%	0.57%	0.56%
Net investment income	1.09%	1.09%	0.98%	0.88%	0.92%
Portfolio turnover rate(e)	36%	48%	36%	36%	40%

(a)	Based on average shares outstanding.
(b)
Includes litigation proceeds received during the period. Had these litigation proceeds not been received, Net realized and unrealized gain (loss) on investments per share would have been $1.58.
Total returns would have been lower.

(c)	The mean between the last bid and ask prices.
(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
Source ICE Data Indices, LLC (“ICE Data”), is used with permission. “ICE®” and “Intellidex®“ are trademarks of ICE Data or its affiliates. These trademarks have been licensed, along with the Underlying Index for use by Invesco Capital Management LLC in connection with the Fund. Neither Invesco Capital Management LLC, the Trust, nor the Fund, as applicable, is sponsored, endorsed, sold or promoted by ICE Data, its affiliates or its third-party suppliers (“ICE Data and its Suppliers”). ICE Data and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in the Fund particularly, the Trust or the ability of the Underlying Index to track general stock market performance. ICE Data’s only relationship to Invesco Capital Management LLC is the licensing of certain trademarks and trade names and the Underlying Index or components thereof. The Underlying Index is determined, composed and calculated by ICE Data without regard to Invesco Capital Management LLC or the Fund or its holders. ICE Data has no obligation to take the needs of Invesco Capital Management LLC or the holders of the Fund into consideration in determining, composing or calculating the Underlying Index. ICE Data is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by ICE Data is general in nature and not tailored to the needs of Invesco Capital Management LLC or any other person, entity or group of persons. ICE Data has no obligation or liability in connection with the administration, marketing, or trading of the Fund. ICE Data is not an investment advisor. Inclusion of a security within an index is not a recommendation by ICE Data to buy, sell, or hold such security, nor is it considered to be investment advice.
ICE DATA AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE UNDERLYING INDEX, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). ICE DATA AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE UNDERLYING INDEX AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other
17

shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-PJP-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
PRF	Invesco RAFI US 1000 ETF	NYSE Arca, Inc.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco RAFI US 1000 ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the RAFI™ Fundamental Select US 1000 Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29%

Other Expenses	0.05

Total Annual Fund Operating Expenses	0.34

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$35	$109	$191	$431
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 13% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, RAFI™ Indices, LLC (the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is comprised of securities of the largest U.S. companies.
The Underlying Index is designed to track the performance of approximately 1,000 common stocks of the largest U.S. companies from the constituents of the RAFI Global Equity Investable Universe (GEIU), which is the starting point for all index strategies available through the Index Provider. The Underlying Index selects and weights companies based on the following four fundamental measures of company size: book value plus intangibles, adjusted cash flow, adjusted sales, and dividend plus buybacks.
As of June 30, 2026, the Underlying Index was comprised of 999 constituents with market capitalizations ranging from $50.6 million to $4.8 trillion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
The Fund intends to be “diversified,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), to the extent that the
Underlying Index is diversified. The Fund may become “non-diversified” as defined in the 1940 Act solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Should the Fund become “non-diversified,” it will no longer be required to meet certain diversification requirements under the 1940 Act and may invest a greater portion of its assets in securities of a small group of issuers or in any one individual issuer than can a diversified fund. Shareholder approval will not be sought when the Fund crosses from diversified to non-diversified status solely due to a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. In seeking to track the Underlying Index, the Fund was managed as diversified as of April 30, 2026.
In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the components of the Underlying Index and in derivatives and other investments that have economic characteristics similar to the components of the Underlying Index (the “80% investment policy”).
Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic
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decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Diversification Risk. To the extent the Fund becomes non-diversified, the Fund may invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may
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not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	16.05%
Best Quarter	June 30, 2020	17.95%
Worst Quarter	March 31, 2020	-26.36%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	12/19/2005	18.38%	14.08%	12.67%
Return After Taxes on Distributions		17.91	13.59	12.14
Return After Taxes on Distributions and Sale of Fund Shares		11.18	11.22	10.43

RAFI Fundamental Select US 1000 Index (reflects no deduction for fees, expenses or taxes)[1]		18.79	—	—

Custom Invesco RAFI U.S. 1000 ETF Benchmark (reflects no deduction for fees, expenses or taxes)[2]		18.78	14.50	13.07

Russell 3000® Index (reflects no deduction for fees, expenses or taxes)		17.15	13.15	14.29

Russell 1000® Index (reflects no deduction for fees, expenses or taxes)		17.37	13.59	14.59

1
Prior to its commencement date of December 9, 2024, performance for the Underlying Index is not available.
2
The Custom Invesco RAFI U.S. 1000 ETF Benchmark performance is comprised of the performance of the FTSE RAFI™ US 1000 Index, the previous underlying index, through March 21, 2025, followed by the performance of the Underlying Index thereafter.
After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	June 2007

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	August 2008

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
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Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in the components of the Underlying Index. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
RAFITM Fundamental Select US 1000 Index
The Index Provider compiles, maintains and calculates the Underlying Index, which is comprised of approximately 1,000 common stocks and is designed to track the performance of the largest U.S. companies based on the following four fundamental measures of company size: book value plus intangibles, adjusted cash flow, adjusted sales and dividend plus buybacks.
To be eligible for inclusion in the Underlying Index, a stock must be part of the RAFI GEIU, which is the starting point for all index strategies available through the Index Provider. The Underlying Index identifies large-sized U.S. companies by calculating an overall weight (a “fundamental value”) for each company by weighting each of the following four fundamental measures.
1. Book value plus intangibles is calculated as the most recent company book value plus research capital, with research capital defined as the accumulation of depreciated R&D expenses over the past six years.
2. Adjusted cash flow is calculated as company operating cash flow averaged over the past five years plus company R&D expenses averaged over the past five years.
3. Adjusted sales is calculated as company sales multiplied by company equity to assets ratio averaged over the past five years.
4. Dividend plus buybacks are calculated using the average dividends paid and share buybacks over the past five years.
The Index Provider then calculates a free-float adjustment for each company. The Underlying Index includes the securities with the top 1,000 free-float adjusted fundamental weight. Each security is weighted proportionate to its fundamental value.
The Underlying Index is rebalanced on a quarterly staggered basis. Constituents and their weights are determined annually in March. The Underlying Index is divided into four equal tranches, with each tranche reweighted to its fundamental weight in a different quarter. Rebalancing and reweighting occurs after the close of trading on the third Friday of March, June, September, and December.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of
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the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry, competition for resources, adverse labor relations, political or world events, obsolescence of technologies, and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited
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product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. In addition, investors might seek to trade Fund shares based on their knowledge or understanding of the value of smaller company securities (this is sometimes referred to as “price arbitrage”), which could interfere with the efficient management of the Fund. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all. The relative sizes of companies may change over time as the securities market changes, and the Fund is not required to sell the securities of companies whose market capitalizations have grown or decreased due to market fluctuations.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the
Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Diversification Risk. To the extent the Fund becomes non-diversified, the Fund may invest a greater portion of its assets in the obligations or securities of a small number of issuers or a single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to
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acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to the components of the Underlying Index and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
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Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more
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liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer
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of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since June 2007. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2008. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser for its services an annual fee equal to 0.29% of its average daily net assets (the “Advisory Fee”).
The Fund is responsible for all of its own expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to the Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust or the Adviser and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) on behalf of the Fund pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, offering costs (as defined below), brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.39% of its average daily net assets per year (the “Expense Cap”), at least until August 31, 2028.
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The offering costs excluded from the Expense Cap for the Fund are: (a) initial legal fees pertaining to the Shares offered for sale; (b) initial SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.
The Expense Agreement provides that the fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date. This waiver is not subject to recapture.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “PRF.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the  1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.
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Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or
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non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the
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passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024(a)	2023(a)	2022(a)
Per Share Operating Performance:
Net asset value at beginning of year	$39.19	$36.82	$31.75	$32.08	$31.54
Net investment income(b)	0.73	0.74	0.65	0.64	0.58
Net realized and unrealized gain (loss) on investments	12.61	2.38	5.06	(0.33)	0.52
Total from investment operations	13.34	3.12	5.71	0.31	1.10
Distributions to shareholders from:
Net investment income	(0.74)	(0.75)	(0.64)	(0.64)	(0.56)
Net asset value at end of year	$51.79	$39.19	$36.82	$31.75	$32.08
Market price at end of year(c)	$51.78	$39.15	$36.83	$31.74	$32.06
Net Asset Value Total Return(d)	34.34%	8.46%	18.16%	1.11%	3.45%
Market Price Total Return(d)	34.47%	8.31%	18.22%	1.12%	3.41%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$9,527,871	$7,402,654	$6,808,943	$5,972,381	$5,648,975
Ratio to average net assets of:
Expenses	0.34%	0.39%	0.39%	0.39%	0.39%
Net investment income	1.61%	1.86%	1.91%	2.05%	1.76%
Portfolio turnover rate(e)	13%	6%	10%	9%	10%

(a)	Per share amounts have been adjusted to reflect a five-for-one stock split effective after the close of business on July 14, 2023.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
The Underlying Index is a service mark of RAFI Indices, LLC or its affiliates (collectively, “RAFI”) and has been licensed for use by the Adviser. The intellectual and other property rights to the Underlying Index are owned by or licensed to RAFI. The Fund is not sponsored, endorsed, sold or promoted by RAFI, its agents and service providers (including any calculation agent for the Underlying Index and any data providers, collectively, “RAFI and its agents”).
The content contained in the Underlying Index is presented for information purposes only and does not contain or constitute financial or investment advice in any form. The inclusion of a security or other financial instrument in the Underlying Index should not be taken as a recommendation to buy, sell or hold such security or financial instrument. RAFI and its agents make no representations or warranties regarding the advisability of investing in the Fund or the ability of the Underlying Index to provide any particular market performance. RAFI is not acting as an investment adviser to you and has no fiduciary duties to you in connection with the Underlying Index or the Fund. RAFI and its agents are not responsible for and have not participated in the development, marketing, issuance or management of the Fund and will not have any obligation or liability to the owners of the Fund.
RAFI and its agents obtain information from sources they consider reliable but do not guarantee the accuracy, timeliness and/or completeness of the Underlying Index or any data included therein (the “RAFI Data”). The RAFI Data is provided “as is” and on an “as available” basis without representation or warranty of any kind, express or implied, that the RAFI Data will be uninterrupted or error-free. RAFI and its agents disclaim all warranties and representations, including any warranties of merchantability, fitness for a particular purpose or use, title or noninfringement, with respect to the RAFI Data. In no event will RAFI and its agents be liable for any damages, including direct, indirect, special, punitive and consequential damages (including lost profits), even if notified of the possibility of such damages. Any decision to purchase or invest in the Fund is at your own risk.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information
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about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-PRF-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
PRFZ	Invesco RAFI US 1500 Small-Mid ETF	The Nasdaq Stock Market LLC
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco RAFI US 1500 Small-Mid ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the RAFITM Fundamental Select US 1500 Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29%

Other Expenses	0.07

Total Annual Fund Operating Expenses	0.36

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$37	$116	$202	$456
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 35% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, RAFI™ Indices, LLC (the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is comprised of securities of small- and mid-sized U.S. companies.
The Underlying Index is designed to track the performance of approximately 1,500 common stocks of small- and mid-sized U.S. companies from the constituents of the RAFI Global Equity Investable Universe (GEIU), which is the starting point for all index strategies available through the Index Provider. The Underlying Index selects and weights companies based on the following four fundamental measures of company size: book value plus intangibles, adjusted cash flow, adjusted sales and dividend plus buybacks.
As of June 30, 2026, the Underlying Index was comprised of 1,508 constituents with market capitalizations ranging from $23.2 million to $158 billion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
The Fund intends to be “diversified,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), to the extent that the Underlying Index is diversified. The Fund may become “non-diversified” as defined in the 1940 Act solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Should the Fund become “non-diversified,” it will no longer be required to meet certain diversification requirements under the 1940 Act and may invest a greater portion of its assets in securities of a small group of issuers or in any one individual issuer than can a diversified fund. Shareholder approval will not be sought when the Fund crosses from diversified to non-diversified status solely due to a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. In seeking to track the Underlying Index, the Fund was managed as diversified as of April 30, 2026.
In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the components of the Underlying Index and in derivatives and other investments that have economic characteristics similar to the components of the Underlying Index (the “80% investment policy”).
Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general
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economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Diversification Risk. To the extent the Fund becomes non-diversified, the Fund may invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the
2

Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	22.02%
Best Quarter	December 31, 2020	29.03%
Worst Quarter	March 31, 2020	-34.04%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	9/20/2006	11.17%	10.13%	10.73%
Return After Taxes on Distributions		10.94	9.76	10.36
Return After Taxes on Distributions and Sale of Fund Shares		6.76	7.94	8.77

RAFI Fundamental Select US 1500 Index (reflects no deduction for fees, expenses or taxes)[1]		11.54	—	—

Custom Invesco RAFI U.S. 1500 Small-Mid ETF Benchmark (reflects no deduction for fees, expenses or taxes)[2]		11.52	10.38	10.98

Russell 3000® Index (reflects no deduction for fees, expenses or taxes)		17.15	13.15	14.29

Russell 2000® Index (reflects no deduction for fees, expenses or taxes)		12.81	6.09	9.62

1
Prior to its commencement date of December 9, 2024, performance for the Underlying Index is not available.
2
The Custom Invesco RAFI U.S. 1500 Small-Mid ETF Benchmark performance is comprised of the performance of the FTSE RAFI™ US 1500 Mid Small Index, the previous underlying index, through March 21, 2025, followed by the performance of the Underlying Index thereafter.
After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	June 2007

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	August 2008

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
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Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in the components of the Underlying Index. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
RAFITM Fundamental Select US 1500 Index
The Index Provider compiles, maintains and calculates the Underlying index, which comprised of approximately 1,500 common stocks and is designed to track the performance of small- and mid-sized U.S. companies based on the following four fundamental measures of company size: book value plus intangibles, adjusted cash flow, adjusted sales and dividend plus buybacks.
To be eligible for inclusion in the Underlying Index, a stock must be part of the RAFI GEIU, which is the starting point for all index strategies available through the Index Provider. The Underlying Index identifies small and mid-sized U.S. companies by calculating an overall weight (a “fundamental value”) for each company by weighting each of the following four fundamental measures:
1. Book value plus intangibles is calculated as the most recent company book value plus research capital, with research capital defined as the accumulation of depreciated R&D expenses over the past six years.
2. Adjusted cash flow is calculated as company operating cash flow averaged over the past five years plus company R&D expenses averaged over the past five years.
3. Adjusted sales is calculated as company sales multiplied by company equity to assets ratio averaged over the past five years.
4. Dividend plus buybacks are calculated using the average dividends paid and share buybacks over the past five years.
The Index Provider then calculates a free-float adjustment for each company. The Underlying Index includes the securities with the top 1,500 free-float adjusted fundamental weight, after excluding the top 1,000. Each security is weighted proportionate to its fundamental value.
The Underlying Index is rebalanced on a quarterly staggered basis. Constituents and their weights are determined annually in March. The Underlying Index is divided into four equal tranches, with each tranche reweighted to its fundamental weight in a different quarter. Rebalancing and reweighting occurs after the close of trading on the third Friday of March, June, September, and December.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions,
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economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. In addition, investors might seek to trade Fund shares based on their knowledge or understanding of the value of smaller company securities (this is sometimes referred to as “price arbitrage”), which could interfere with the efficient management of the Fund. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized
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at all. The relative sizes of companies may change over time as the securities market changes, and the Fund is not required to sell the securities of companies whose market capitalizations have grown or decreased due to market fluctuations.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry, competition for resources, adverse labor relations, political or world events, obsolescence of technologies, and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Diversification Risk. To the extent the Fund becomes non-diversified, the Fund may invest a greater portion of its assets in the obligations or securities of a small number of issuers or a single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or
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business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to the components of the Underlying Index and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
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Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than
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executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely
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interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on The Nasdaq Stock Market® LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and
Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since June 2007. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2008. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser for its services an annual fee equal to 0.29% of its average daily net assets (the “Advisory Fee”).
The Fund is responsible for all of its own expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to the Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust or the Adviser and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) on behalf of the Fund pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, offering costs (as defined below),
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brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.39% of its average daily net assets per year (the “Expense Cap”), at least until August 31, 2028.
The offering costs excluded from the Expense Cap for the Fund are: (a) initial legal fees pertaining to the Shares offered for sale; (b) initial SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.
The Expense Agreement provides that the fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date. This waiver is not subject to recapture.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “PRFZ.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.
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Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or
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non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the
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passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024(a)	2023(a)	2022(a)
Per Share Operating Performance:
Net asset value at beginning of year	$36.84	$36.92	$32.03	$33.40	$36.14
Net investment income(b)	0.44	0.48	0.48	0.47	0.37
Net realized and unrealized gain (loss) on investments	13.76	(0.00)(c)	4.91	(1.40)	(2.73)
Total from investment operations	14.20	0.48	5.39	(0.93)	(2.36)
Distributions to shareholders from:
Net investment income	(0.44)	(0.56)	(0.50)	(0.44)	(0.38)
Net asset value at end of year	$50.60	$36.84	$36.92	$32.03	$33.40
Market price at end of year(d)	$50.60	$36.80	$36.93	$32.01	$33.40
Net Asset Value Total Return(e)	38.69%	1.16%	16.92%	(2.77)%	(6.60)%
Market Price Total Return(e)	38.85%	1.03%	17.05%	(2.83)%	(6.59)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$2,878,446	$2,158,334	$2,261,819	$1,928,197	$1,795,293
Ratio to average net assets of:
Expenses, after Waivers	0.36%	0.39%	0.39%	0.39%	0.39%
Expenses, prior to Waivers	0.36%	0.39%	0.40%	0.40%	0.40%
Net investment income	0.98%	1.19%	1.37%	1.43%	1.01%
Portfolio turnover rate(f)	35%	17%	26%	27%	28%

(a)	Per share amounts have been adjusted to reflect a five-for-one stock split effective after the close of business on July 14, 2023.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $(0.005).
(d)	The mean between the last bid and ask prices.
(e)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
The Underlying Index is a service mark of RAFI Indices, LLC or its affiliates (collectively, “RAFI”) and has been licensed for use by the Adviser. The intellectual and other property rights to the Underlying Index are owned by or licensed to RAFI. The Fund is not sponsored, endorsed, sold or promoted by RAFI, its agents and service providers (including any calculation agent for the Underlying Index and any data providers, collectively, “RAFI and its agents”).
The content contained in the Underlying Index is presented for information purposes only and does not contain or constitute financial or investment advice in any form. The inclusion of a security or other financial instrument in the Underlying Index should not be taken as a recommendation to buy, sell or hold such security or financial instrument. RAFI and its agents make no representations or warranties regarding the advisability of investing in the Fund or the ability of the Underlying Index to provide any particular market performance. RAFI is not acting as an investment adviser to you and has no fiduciary duties to you in connection with the Underlying Index or the Fund. RAFI and its agents are not responsible for and have not participated in the development, marketing, issuance or management of the Fund and will not have any obligation or liability to the owners of the Fund.
RAFI and its agents obtain information from sources they consider reliable but do not guarantee the accuracy, timeliness and/or completeness of the Underlying Index or any data included therein (the “RAFI Data”). The RAFI Data is provided “as is” and on an “as available” basis without representation or warranty of any kind, express or implied, that the RAFI Data will be uninterrupted or error-free. RAFI and its agents disclaim all warranties and representations, including any warranties of merchantability, fitness for a particular purpose or use, title or noninfringement, with respect to the RAFI Data. In no event will RAFI and its agents be liable for any damages, including direct, indirect, special, punitive and consequential damages (including lost profits), even if notified of the possibility of such damages. Any decision to purchase or invest in the Fund is at your own risk.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information
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about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-PRFZ-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
EQWL	Invesco S&P 100 Equal Weight ETF	NYSE Arca, Inc.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco S&P 100 Equal Weight ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the S&P 100® Equal Weight Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%

Other Expenses	0.05

Total Annual Fund Operating Expenses	0.30

Fee Waiver and/or Expense Reimbursement[1]	0.05

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.25

1
Invesco Capital Management LLC (the “Adviser”) has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.25% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2028, and neither the Adviser nor the Fund may discontinue the agreement prior to its expiration. The fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first two years and the Total Annual Fund Operating Expenses thereafter. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$26	$86	$158	$370
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 23% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Underlying Index, which consists of all of the components of the S&P 100® Index (the “Parent Index”). The Parent Index is designed to measure the performance of large-cap companies in the United
States and includes equity securities of 100 major blue chip companies across multiple industry groups. The Underlying Index is an equal-weighted version of the Parent Index. “Equal weighting” means that, unlike the Parent Index, which employs a float-adjusted market capitalization weighted methodology, the Underlying Index assigns each component security the same weight at each quarterly rebalance.
As of June 30, 2026, the Underlying Index was comprised of 101 constituents with market capitalizations ranging from $49.2 billion to $4.8 trillion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the components of the Underlying Index and in derivatives and other investments that have economic characteristics similar to the components of the Underlying Index (the “80% investment policy”).
Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general
1

economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates
2

with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	10.18%
Best Quarter	June 30, 2020	18.64%
Worst Quarter	March 31, 2020	-22.01%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	12/1/2006	17.67%	13.70%	14.02%
Return After Taxes on Distributions		17.18	13.18	13.49
Return After Taxes on Distributions and Sale of Fund Shares		10.77	10.89	11.64

S&P 100® Equal Weight Index (reflects no deduction for fees, expenses or taxes)		18.00	14.00	13.63

Blended - S&P 100® Equal Weight Index (reflects no deduction for fees, expenses or taxes)[1]		18.00	14.00	14.31

S&P Composite 1500® Index (reflects no deduction for fees, expenses or taxes)		17.02	13.96	14.46

S&P 100® Index (reflects no deduction for fees, expenses or taxes)		20.14	16.44	16.21

1
The Blended-S&P 100® Equal Weight Index reflects the performance of the Russell Top 200® Equal Weight Index, the previous underlying index, through June 21, 2019, and the Underlying Index thereafter.
After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	June 2007

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	August 2008

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track
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the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in the components of the Underlying Index. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
S&P 100® Equal Weight Index
The Underlying Index is composed of the components of the Parent Index. However, unlike the Parent Index, the Underlying Index is an equal weighted index. The general goal of an equal weighted index is to represent the performance of its constituents in equal proportion to one another. In comparison, the degree to which the performance of a constituent of a market capitalization weighted index is represented in the index is dependent on the size of the constituent. For example, a market capitalization weighted index such as the Parent Index tends to be largely representative of a small number of its largest constituents. The equal representation provided by an equal weighted index is intended to provide broader exposure to all index constituents, including relatively smaller constituents, than its market capitalization weighted counterpart.
The Underlying Index is rebalanced after the market close on the third Friday of March, June, September and December. Constituent changes are made in the Underlying Index as and when they are made in the Parent Index. The composition of the Underlying Index is the same as that of the Parent Index, but each company is equally weighted rather than weighted by float-adjusted market capitalization.
The Fund is rebalanced in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing
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may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry, competition for resources, adverse labor relations, political or world events, obsolescence of technologies, and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a
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number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there
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is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to the components of the Underlying Index and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the
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Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or
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options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund
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since June 2007. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2008. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser for its services an annual fee equal to 0.25% of its average daily net assets (the “Advisory Fee”).
The Fund is responsible for all of its own expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to the Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust or the Adviser and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) on behalf of the Fund pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, offering costs (as defined below), brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.25% of its average daily net assets per year (the “Expense Cap”), at least until August 31, 2028.
The offering costs excluded from the Expense Cap for the Fund are: (a) initial legal fees pertaining to the Shares offered for sale; (b) initial SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.
The Expense Agreement provides that the fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date. This waiver is not subject to recapture.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “EQWL.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks,
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trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily
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available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024	2023	2022
Per Share Operating Performance:
Net asset value at beginning of year	$100.97	$91.19	$78.76	$76.86	$77.93
Net investment income(a)	2.09	2.05	1.88	1.66	1.57
Net realized and unrealized gain (loss) on investments	21.88	9.70	12.31	1.85	(1.14)
Total from investment operations	23.97	11.75	14.19	3.51	0.43
Distributions to shareholders from:
Net investment income	(1.97)	(1.97)	(1.76)	(1.61)	(1.50)
Net asset value at end of year	$122.97	$100.97	$91.19	$78.76	$76.86
Market price at end of year(b)	$123.00	$101.23	$91.26	$78.76	$76.71
Net Asset Value Total Return(c)	23.90%	12.89%	18.19%	4.75%	0.46%
Market Price Total Return(c)	23.62%	13.10%	18.28%	4.95%	0.20%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$2,481,594	$1,184,352	$613,734	$218,168	$117,593
Ratio to average net assets of:
Expenses, after Waivers	0.25%	0.25%	0.25%	0.25%	0.25%
Expenses, prior to Waivers	0.30%	0.30%	0.33%	0.36%	0.35%
Net investment income	1.82%	2.03%	2.21%	2.21%	1.90%
Portfolio turnover rate(d)	23%	20%	18%	17%	15%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
The Underlying Index is a product of S&P Dow Jones Indices LLC or its affiliates (“S&P DJI”) and has been licensed for use by the Adviser. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). These trademarks have been licensed for use by S&P DJI and sublicensed for certain purposes to the Adviser.
The Fund is not sponsored, endorsed, sold or promoted by S&P DJI, Dow Jones, S&P or any of their respective affiliates. S&P DJI does not make any representation or warranty, express or implied, to the owners of the Fund, the Adviser, any Distributor or promoter of the Fund, or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P DJI’s only relationship to the Adviser with respect to the Underlying Index is the licensing of the Underlying Index and certain trademarks, service marks and/or trade names of S&P DJI and/or its licensors. The Underlying Index is determined, composed and calculated by S&P DJI without regard to the Fund, the Adviser, any Distributor or promoter of the Fund. S&P DJI has no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. S&P DJI is not responsible for and has not participated in the determination of the price and amount of the Shares, in the timing of the issuance or sale of the Shares or in the determination or calculation of the equation by which the Shares are converted into cash, cash surrendered, redeemed, etc. as applicable. S&P DJI has no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the Underlying Index will accurately track index performance or provide positive investment returns. S&P DJI is not an investment adviser or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within the Underlying Index is not a recommendation by S&P DJI to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DJI DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DJI INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS IN CALCULATING THE UNDERLYING INDEX. S&P DJI MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE
OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DJI BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DJI AND THE ADVISER, OTHER THAN THE LICENSORS OF THE UNDERLYING INDEX.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not
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participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and
Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-EQWL-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
PBP	Invesco S&P 500 BuyWrite ETF	Cboe BZX Exchange, Inc.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco S&P 500 BuyWrite ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the CBOE S&P 500 BuyWrite IndexSM (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29%

Other Expenses	None

Total Annual Fund Operating Expenses	0.29

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$30	$93	$163	$368
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 57% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, the Chicago Board Options Exchange, Incorporated (the “CBOE” or the “Index Provider”) compiles, calculates and maintains the Underlying Index, which is a total return benchmark index that is designed to track the performance of a hypothetical “buy-write” strategy on the S&P 500® Index. The Underlying Index is based on (1) buying an S&P 500 stock index portfolio, and (2) “writing” (or selling) the near-term S&P 500® Index “covered” call option, generally on the third Friday of each month. A “buy-write,” also called a covered call, generally is considered an investment strategy in which an investor buys a stock or basket of stocks, and sells call options that correspond to the stock or basket of stocks. In return for a premium, the Fund gives the right to the purchaser of the option written by the Fund to receive a cash payment equal to the difference between the value of the S&P 500® Index and the exercise price, if the value on the expiration date is above the exercise price. In addition, covered call options partially hedge against a decline in the price of the securities on which they are written to the extent of the premium the Fund receives. The Fund will write options that are traded on national securities exchanges.
As of June 30, 2026, the Underlying Index was comprised of 506 constituents with market capitalizations ranging from $5.2 billion to $4.8 trillion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
The Fund intends to be “diversified,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), to the extent that the Underlying Index is diversified. The Fund may become “non-diversified” as defined in the 1940 Act solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Should the Fund become “non-diversified,” it will no longer be required to meet certain diversification requirements under the 1940 Act and may invest a greater portion of its assets in securities of a small group of issuers or in any one individual issuer than can a diversified fund. Shareholder approval will not be sought when the Fund crosses from diversified to non-diversified status solely due to a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. In seeking to track the Underlying Index, the Fund was managed as diversified as of April 30, 2026.
In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the components of the Underlying Index and in derivatives and other investments that have economic characteristics similar to the components of the Underlying Index (the “80% investment policy”).
Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of April 30, 2026, the Fund had significant exposure to the information technology sector. The Fund’s portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security
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unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Derivatives Risk. Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. If the Adviser is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Some of the derivatives in which the Fund invests are traded (and privately negotiated) in the over-the-counter (“OTC”) market. OTC derivatives are subject to heightened credit, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
Writing Covered Call Options Risk. By writing covered call options in return for the receipt of premiums, the Fund will give up the opportunity to benefit from potential increases in the value of the holdings in the S&P 500 Index above the exercise prices of the written options, but will continue to bear the risk of declines in the value of the holdings in the S&P 500 Index. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying stocks over time. In addition, the Fund’s ability to sell the underlying securities will be limited while the option is in effect unless the Fund extinguishes the option position through the purchase of an offsetting identical option prior to the expiration of the written option. Exchanges may suspend the trading of options in volatile markets. If trading is suspended, the Fund may be unable to write options at times that may be desirable or advantageous to the Fund to do so.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Information Technology Sector Risk. Information technology companies are subject to intense competition, and their products are at risk of rapid obsolescence, which make the prices of securities issued by these companies particularly volatile. Product obsolescence can result from rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Factors that may also significantly affect the market value of securities of issuers in the information technology sector include the failure to obtain, or delays in obtaining, financing or regulatory approval, product incompatibility, changing consumer preferences, increased government scrutiny, high required corporate capital expenditure for research and development or infrastructure and development of new products, and competition from alternative technologies. Information technology companies are also heavily dependent on patent and other intellectual property rights, and the loss or impairment of these rights may adversely affect the company's profitability.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies typically involves greater risk than is associated with investing in securities of larger, more established companies. Mid-capitalization companies’ securities may be more volatile and less liquid than those of larger, more established companies and may have returns that vary, sometimes significantly, from the overall securities market. Mid-capitalization companies may have less experienced management, more limited product and market diversification, and fewer financial resources compared to larger capitalization companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
U.S. Federal Income Tax Risk. Due to its investment strategy and certain federal income tax elections it intends to make, the Fund expects to account for gains or losses on its investments on a daily mark-to-market basis for federal income tax purposes. Generally, the mark-to-market gains and losses from the stock positions will be compared with the mark-to-market gains or losses from the call options on a daily basis. To the extent that there is more gain or loss from the stock positions, the Fund will have short term capital gain, which generally is taxed like ordinary income, or short-term capital loss. To the extent there is more gain or loss from the call options, such gain will be treated for federal tax purposes as 60% long term capital gain or loss and 40% short term capital gain. As a result of its investment strategy, the Fund will not be able to designate a portion of its dividends as being eligible for lower rates of tax in the hands of non-corporate shareholders (dividends that are commonly referred to as “qualified dividend income”) or as being eligible for the dividends received deduction when received by certain corporate shareholders. For these reasons, a significant portion of income received from the Fund may be
2

subject to tax at greater rates than would apply if the Fund were engaged in a different investment strategy. You should consult your tax advisors as to the tax consequences of acquiring, owning and disposing of shares in the Fund.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Diversification Risk. To the extent the Fund becomes non-diversified, the Fund may invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem
Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser, Invesco Capital Management LLC (the “Adviser”), seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
Updated performance information is available online at www.invesco.com/ETFs.
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Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	6.25%
Best Quarter	June 30, 2020	8.92%
Worst Quarter	March 31, 2020	-22.32%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	12/20/2007	8.47%	8.87%	6.74%
Return After Taxes on Distributions		5.18	6.77	4.74
Return After Taxes on Distributions and Sale of Fund Shares		5.02	5.97	4.35

CBOE S&P 500 BuyWrite IndexSM (reflects no deduction for fees, expenses or taxes)		8.91	9.33	7.31

S&P 500® Index (reflects no deduction for fees, expenses or taxes)		17.88	14.42	14.82

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	December 2007

David Hemming	Portfolio Manager of the Adviser	September 2016

Dave Sahota, CFA	Portfolio Manager of the Adviser	August 2025

Theodore Samulowitz	Portfolio Manager of the Adviser	August 2013

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase
Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a
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number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in the components of the Underlying Index. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
CBOE S&P 500 BuyWrite IndexSM
The Underlying Index measures the total return performance of a hypothetical S&P 500® Index covered call strategy. This strategy consists of holding a long position indexed to the S&P 500® Index and selling a succession of covered call options, each with an exercise price at or above the prevailing price level of the S&P 500® Index. The Underlying Index functionally “reinvests” dividends paid on the component stocks of the S&P 500® Index and the dollar value of option premiums received from covered call options.
The Underlying Index is rebalanced monthly. The Underlying Index assumes that the call options are written (sold) on the third Friday of each month and expire in the next calendar month after they are written. These options are exchange-traded and the strike price of each option will generally be the closest strike price at or above the last value of the S&P 500® Index reported before 11 a.m. Eastern time. The Underlying Index assumes that the call options are held until their expiration and settled against the Special Opening Quotation (or SOQ ticker “SET”) of the S&P 500® Index. The Underlying Index then assumes new one-month call options are written. The day on which the settlement of expiring call options written by the Fund is determined and the new one month call options are written (sold) is called the “roll date.” CBOE calculates the Underlying Index in real-time every 15 seconds during each trading day, excluding the roll date. On the roll date, CBOE will not calculate the Underlying Index until such time during such day as CBOE (a) completes procedures to determine the price of the new call option and a corresponding value of the S&P 500® Index and (b) CBOE incorporates the price of the new call and the corresponding value of the S&P 500® Index into its Underlying Index calculation system. The Fund is rebalanced in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions,
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the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter (“OTC”) derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Writing Covered Call Options Risk. By writing covered call options in return for the receipt of premiums, the Fund will give up the opportunity to benefit from potential increases in the value of the S&P 500® Index above the exercise prices of the Written Options, but will continue to bear the risk of declines in the value of the S&P 500® Index. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying stocks over time. In addition, the Fund’s ability to sell the underlying securities will be limited while the option is in effect unless the Fund extinguishes the option position through the purchase of an offsetting identical option prior to the expiration of the written option. Exchanges may suspend the trading of options in volatile markets. If trading is suspended, the Fund may be unable to write options at times that may be desirable or advantageous to the Fund to do so.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry, competition for resources, adverse labor relations, political or world events, obsolescence of technologies, and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Information Technology Sector Risk. Information technology companies are subject to intense competition and their products are at risk of rapid obsolescence, which make the prices of securities issued by these companies particularly volatile. Product obsolescence can result from rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Factors that may also significantly affect the market value of securities of issuers in the information technology sector include the failure to obtain, or delays in obtaining, financing or regulatory approvals, product incompatibility, changing consumer preferences, increased government scrutiny, high required corporate capital expenditure for research and development or infrastructure and development of new products and competition from alternative technologies. Information technology companies are also heavily dependent on patent and other intellectual property rights, and the loss or impairment of these rights may adversely affect the company's profitability.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Securities of mid-capitalization companies tend to be more vulnerable to changing market conditions and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and thinly
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traded (that is, less liquid) than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market.
Often, mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions. In addition, mid-capitalization companies are typically less financially stable than larger, more established companies, and they may depend on a small number of essential personnel, making them more vulnerable to loss of personnel. Mid-capitalization companies also normally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments concerning their products. As such, mid-capitalization companies typically are more likely to be adversely affected than large-capitalization companies by changes in earnings results, business prospects, investor expectations or poor economic or market conditions.
U.S. Federal Income Tax Risk. Due to certain investment strategies and federal income tax elections it intends to make, the Fund expects to account for the gain or loss on its investments for federal income tax purposes on a daily mark-to-market basis. Generally, the mark-to-market gains and losses from the stock positions will be compared with the mark-to-market gains or losses from the call options on a daily basis. To the extent that there is more gain or loss from the stock positions, the Fund will have short term capital gain, which is generally taxed like ordinary income, or short-term capital loss. To the extent there is more gain or loss from the call options, such gain will be treated for federal tax purposes as 60% long term capital gain or loss and 40% short term capital gain. As a result of its investment strategy, the Fund will not be able to designate a portion of their dividends as being eligible for lower rates of tax in the hands of non-corporate shareholders (dividends that are commonly referred to as “qualified dividend income”) or as being eligible for the dividends received deduction when received by certain corporate shareholders. (See “Dividends, Other Distributions and Taxes.”) For these reasons, a significant portion of income received from the Fund may be subject to tax at greater rates than would apply if the Fund were engaged in a different investment strategy. You should consult your tax advisors as to the tax consequences of acquiring, owning and disposing of shares in the Fund.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Diversification Risk. To the extent the Fund becomes non-diversified, the Fund may invest a greater portion of its assets in the obligations or securities of a small number of issuers or a single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to
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cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to the components of the Underlying Index and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
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Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance. Interest expenses are
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excluded from the Fund expenses borne by the Adviser under the unitary management fee.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on the Cboe BZX Exchange, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of
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such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, David Hemming, Dave Sahota, CFA and Theodore Samulowitz (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since December 2007. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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David Hemming, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since September 2016. He has been responsible for the management of certain funds in the Invesco family of ETFs since September 2016 and has been associated with the Adviser since 2016.
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Dave Sahota, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2025. He has been responsible for the management of certain funds in the Invesco family of ETFs since February 2024 and has been associated with the Adviser since 2023. Prior to joining the Adviser, Mr. Sahota was a senior data scientist at Meta with a focus on the monetization ecosystem from May 2021 through January 2023.
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Theodore Samulowitz, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2013. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2013 and has been associated with the Adviser since 2012.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser an annual management fee equal to 0.29% of its average daily net assets (the “Advisory Fee”).
The Advisory Fee paid by the Fund to the Adviser is an annual unitary management fee. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, Acquired Fund Fees and Expenses, if any, litigation expenses, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.
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How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “PBP.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid monthly by the Fund. To the extent that sufficient investment income is not available, some or all of the Fund’s distributions could consist primarily or entirely of “return of capital,” which is a return, in whole or in part, of the funds that you previously invested in the Fund. Please see the section of the Fund’s SAI titled “Taxes –Taxation of Fund Distributions – Return of capital distributions” for additional information regarding the tax implications of return of capital distributions. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received
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during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
■
The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
■
Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
■
Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
■
A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
■
The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
■
Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
■
Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
■
If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
■
A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
■
At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
■
By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
■
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
■
You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
■
Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
■
If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
■
Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
■
Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
■
To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
■
The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that
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generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Special Tax Considerations for the Fund
The Fund expects that its ownership of stocks and sale of call options thereon generally will constitute “straddles” (offsetting positions with respect to personal property) under section 1092 of the Internal Revenue Code. Unlike certain other funds that utilize covered call strategies, based on their particular investment strategy, the Fund does not anticipate that the call options will be structured to be treated as “qualified covered call options” under that section. The straddle rules usually will terminate the Fund’s holding periods for its stocks that become part of a straddle before the long-term capital gain holding period (more than one year) has been reached, which is expected to eliminate the Fund’s ability to recognize long-term capital gains from a sale or other disposition of the stocks. The straddle rules also usually will defer recognition of realized losses and require the capitalization of certain interest expenses and carrying charges. In addition, dividends, if any, on stocks will not qualify for either the reduced tax rates applicable to “qualified dividend income” or for the corporate dividends-received deduction. In this regard, the Fund intends to make certain elections consistent with its investment policies that may minimize certain of these adverse consequences. As a result, the Fund generally will be required to mark-to-market its positions in the stocks and the call options on a daily basis and, therefore, the Fund may have to recognize gain on its investments sooner than it would if engaged in a different investment strategy. The specific rules that are expected to apply to the Fund’s investments generally will require the mark-to-market gains and losses from the stock positions to be compared with the mark-to-market gains or losses from the call options on a daily basis; to the extent that there is more gain or loss from the stock positions, the Fund will have short-term capital gain, which is generally taxed like ordinary income, or short-term capital loss; to the extent there is more gain or loss from the call options, such gain will be 60% long-term capital gain or loss and 40% short-term capital gain or loss. These rules also impose limits on the total percentage of gain for a taxable year that can be characterized as long-term capital gain and the percentage of loss for a taxable year that can be characterized as short-term capital loss. As a result, the Fund may be required to pass through more income in a particular year than it would if it had a different investment strategy. It is also possible that a significant portion of the income passed through will be ordinary. As a result of this, and the Fund’s inability to generate distributions eligible for the reduced rates applicable to “qualified dividend income” or eligible for the dividends-received deduction, an investor may be subject to significantly greater amounts of tax as a result of the investment than would apply to an investment in a fund engaged in a different investment strategy. You should consider whether an investment in the Fund should be made in a taxable account or whether it is best suited for a tax-advantaged account.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally
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traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024	2023	2022
Per Share Operating Performance:
Net asset value at beginning of year	$21.62	$21.96	$21.48	$22.09	$21.79
Net investment income(a)	0.21	0.24	0.25	0.26	0.21
Net realized and unrealized gain (loss) on investments	3.30	1.75	1.56	(0.60)	1.57
Total from investment operations	3.51	1.99	1.81	(0.34)	1.78
Distributions to shareholders from:
Net investment income	(2.28)	(1.02)	(0.26)	(0.27)	(0.24)
Net realized gains	(0.28)	-	-	-	(1.24)
Return of capital	-	(1.31)	(1.07)	-	-
Total distributions	(2.56)	(2.33)	(1.33)	(0.27)	(1.48)
Net asset value at end of year	$22.57	$21.62	$21.96	$21.48	$22.09
Market price at end of year(b)	$22.58	$21.59	$21.96	$21.47	$22.02
Net Asset Value Total Return(c)	17.08%	9.09%	8.70%	(1.47)%	8.06%
Market Price Total Return(c)	17.28%	8.94%	8.75%	(1.21)%	7.86%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$337,490	$134,041	$97,700	$93,419	$138,047
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.43%	0.49%	0.49%
Net investment income	0.93%	1.08%	1.15%	1.26%	0.92%
Portfolio turnover rate(d)	57%	41%	12%	38%	33%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
The Underlying Index is a product of S&P Dow Jones Indices LLC or its affiliates (“S&P DJI”) and Cboe Exchange Inc., and has been licensed for use by the Adviser. Standard & Poor’s®, S&P® and S&P® 500 are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and Cboe® is a registered trademark of the Cboe Exchange Inc., and these trademarks have been licensed for use by S&P DJI and have been sublicensed for use for certain purposes by the Adviser.
The Fund is not sponsored, endorsed, sold or promoted by S&P DJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”) or Cboe Exchange Inc. Neither S&P Dow Jones Indices nor Cboe Exchange Inc. make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to the Adviser with respect to the Underlying Index is the licensing of the Underlying Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Underlying Index is determined, composed and calculated by S&P Dow Jones Indices and/or Cboe Exchange Inc. without regard to the Adviser or the Fund. S&P Dow Jones Indices and Cboe Exchange Inc. have no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. S&P Dow Jones Indices and Cboe Exchange Inc. are not responsible for and have not participated in the determination of the price, and amount of the Shares, in the timing of the issuance or sale of the Shares or in the determination or calculation of the equation by which the Shares are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices and Cboe Exchange Inc. have no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the Underlying Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser or tax advisor. Inclusion of a security within the Underlying Index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
NEITHER S&P DOW JONES INDICES NOR CBOE EXCHANGE INC. GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES AND CBOE EXCHANGE INC. SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES AND CBOE EXCHANGE INC. MAKE NO EXPRESS OR
IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES OR CBOE EXCHANGE INC. BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE ADVISER, OTHER THAN THE LICENSORS OF THE UNDERLYING INDEX.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
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Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-PBP-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
SPGP	Invesco S&P 500 GARP ETF	NYSE Arca, Inc.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco S&P 500 GARP ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the S&P 500® GARP Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29%

Other Expenses	0.05

Total Annual Fund Operating Expenses	0.34

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$35	$109	$191	$431
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 90% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is designed to track the performance of approximately 75 growth stocks in the S&P 500® Index (the “Parent Index”) with relatively high quality and value composite scores, which are computed as described below.
In selecting constituent securities for the Underlying Index, the Index Provider first identifies stocks that exhibit growth characteristics by calculating the growth score for each stock in the Parent Index. A stock’s growth score is the average of its: (i) three-year earnings per share (“EPS”) growth, calculated as a company’s three-year EPS compound annual growth rate and (ii) three-year sales per share (“SPS”) growth, calculated as a company’s three-year SPS compound annual growth rate. Stocks are ranked by growth score and the 150 stocks with the highest growth scores remain eligible for inclusion in the Underlying Index.
The Index Provider then calculates a quality/value (“QV”) composite score for each of these 150 stocks. A stock’s QV composite score is the average of its: (i) financial leverage ratio, calculated as a company’s latest total debt divided by its book value; (ii) return on equity, calculated as a company’s trailing 12-month EPS divided by its latest book value per share;
and (iii) earnings-to-price ratio, calculated as a company’s trailing 12-month EPS divided by its price. In accordance with the Underlying Index methodology, the Index Provider ranks these 150 stocks by QV composite score. The top 75 stocks resulting from this ranking comprise the Underlying Index.
The constituents of the Underlying Index are weighted based on their respective growth scores, such that stocks with relatively higher growth scores will have a greater weighting in the Underlying Index. No security will have a weight that is less than 0.05% or more than 5% of the Underlying Index. Additionally, each sector, as defined according to the Global Industry Classification Standard (“GICS®”), will be subject to a maximum weight of 40%.
As of June 30, 2026, the Underlying Index was comprised of 75 constituents with market capitalizations ranging from $7.7 billion to $4.8 trillion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
The Fund intends to be “diversified,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), to the extent that the Underlying Index is diversified. The Fund may become “non-diversified” as defined in the 1940 Act solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Should the Fund become “non-diversified,” it will no longer be required to meet certain diversification requirements under the 1940 Act and may invest a greater portion of its assets in securities of a small group of issuers or in any one individual issuer than can a diversified fund. Shareholder approval will not be sought when the Fund crosses from diversified to non-diversified status solely due to a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. In seeking to track the Underlying Index, the Fund was managed as diversified as of April 30, 2026.
In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the components of the Underlying Index and in derivatives and other investments that have economic characteristics similar to the components of the Underlying Index (the “80% investment policy”).
Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of April 30, 2026, the Fund had significant exposure to the financials sector. The Fund’s portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse
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effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Growth Investing Risk. The market values of growth securities may be more volatile than other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. If a growth company’s earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, the value of its securities may decline sharply. Growth companies may be newer or smaller companies that may experience greater stock price fluctuations and risks of loss than larger, more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Therefore, they may not pay any dividends for some time. Growth companies typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price and the securities of growth companies may underperform the securities of value companies or the overall stock market. Growth stocks may also be more volatile than other securities because of investor speculation and the value of the Fund’s investments will vary and at times may be lower than that of other types of investments.
Value Investing Risk. Value investing entails the risk that if the market does not recognize that a selected security is undervalued, the price of that security might not appreciate as anticipated. Value securities are subject to the risk that their valuations never improve or that the returns on value securities are lower than returns on other styles of investing or the overall stock market. Thus, the value of the Fund’s investments will vary and, at times, may be lower than that of other types of investments. Value investing has gone in and out of favor during past market cycles and when value investing is out of favor or when markets are unstable, value securities may underperform growth securities or the overall stock market.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Financials Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financials sector. Financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Changes in interest rates can have a disproportionate effect on the financials sector, and financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector. Financial services companies have also been affected by increased competition, which could adversely affect the profitability or viability of such companies.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of
2

calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Diversification Risk. To the extent the Fund becomes non-diversified, the Fund may invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser, Invesco Capital Management LLC (the “Adviser”), seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	8.03%
Best Quarter	June 30, 2020	23.92%
Worst Quarter	March 31, 2020	-28.91%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	6/16/2011	9.79%	10.86%	14.04%
Return After Taxes on Distributions		9.52	10.55	13.75
Return After Taxes on Distributions and Sale of Fund Shares		5.99	8.60	11.78

S&P 500® GARP Index (reflects no deduction for fees, expenses or taxes)[1]		10.21	11.25	—

Blended - S&P 500® GARP Index (reflects no deduction for fees, expenses or taxes)[2]		10.21	11.25	14.45

S&P 500® Index (reflects no deduction for fees, expenses or taxes)		17.88	14.42	14.82

1
Prior to its commencement date of February 25, 2019, performance for the Underlying Index is not available.
2
The Blended-S&P 500® GARP Index reflects the performance of the Russell Top 200® Pure Growth Index, the previous underlying index, through June 21, 2019, and the Underlying Index thereafter.
3

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	June 2011

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	June 2011

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in the components of the Underlying Index. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
S&P 500® GARP Index
The Underlying Index is composed of a subset of securities from the Parent Index. The Index Provider first identifies stocks that exhibit growth characteristics by calculating the growth score for each stock in the Parent Index.
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A stock’s growth score is the average of its: (i) three-year EPS growth, calculated as a company’s three-year EPS compound annual growth rate and (ii) three-year SPS growth, calculated as a company’s three-year SPS compound annual growth rate. After adjusting for outliers, the stocks are ranked by growth score and the 150 stocks with the highest growth scores remain eligible for inclusion in the Underlying Index.
The Index Provider then calculates the QV composite score for each of these 150 stocks. A stock’s QV composite score is the average of its: (i) financial leverage ratio, calculated as a company’s latest total debt divided by its book value; (ii) return on equity, calculated as a company’s trailing 12-month EPS divided by its latest book value per share; and (iii) earnings-to-price ratio, calculated as a company’s trailing 12-month EPS divided by its price.
In accordance with the Underlying Index methodology, the Index Provider ranks these 150 stocks by QV composite score. The top 75 stocks resulting from this ranking comprise the Underlying Index, subject to a 20% selection buffer rule. This 20% selection buffer is applied as follows in order to form the Underlying Index:
1. The top 150 stocks, based on growth score, are ranked by their QV composite score. The top 60 highest ranking stocks are automatically selected for inclusion in the Underlying Index.
2. Next, the stocks that are current Underlying Index constituents and that are ranked 61 to 90 by their QV composite score are selected for inclusion in the Underlying Index in order of their QV composite score until the target of 75 is reached.
3. If 75 constituents have not been selected, the remaining stocks are selected based on their QV composite score ranking until the target count is reached.
The constituents of the Underlying Index are weighted based on their respective growth scores, such that stocks with relatively higher growth scores will have a greater weighting in the Underlying Index. No security will have a weight that is less than 0.05% or more than 5% of the Underlying Index. Additionally, each sector, as defined according to GICS®, will be subject to a maximum weight of 40%.
The Underlying Index is rebalanced semi-annually after market close on the third Friday in June and December. Additions to the Underlying Index generally occur only at the time of the semi-annual rebalance, but constituents removed from the Parent Index are removed from the Underlying Index simultaneously. Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to reflect corporate actions or spinoffs.
The Fund is rebalanced in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall
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market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Growth Investing Risk. The market values of growth securities may be more volatile than other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. If a growth company’s earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, the value of its securities may decline sharply. Growth companies may be newer or smaller companies that may experience greater stock price fluctuations and risks of loss than larger, more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Therefore, they may not pay any dividends for some time. Growth companies typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth companies can also be established companies that are in a growth cycle in their business; these companies may experience greater stock price fluctuations and risks of loss than other established companies. During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price and the securities of growth companies may underperform the securities of value companies or the overall stock market. Growth stocks may also be more volatile than other securities because of investor speculation and the value of the Fund’s investments will vary and at times may be lower than that of other types of investments. Growth stocks generally are priced higher than non-growth stocks, in relation to the issuer’s earnings and other measures, because investors believe they have greater growth potential. However, there is no guarantee that such an issuer will realize that growth potential.
Value Investing Risk. Value investing entails the risk that if the market does not recognize that a selected security is undervalued, the price of that security might not appreciate as anticipated. A value investing approach could also lead to acquiring fewer securities that might experience rapid price increases during times of market advances. This could cause the investments to underperform strategies that employ only a growth or other non-value approach. Value investing has also gone in and out of favor during past market cycles and is likely to continue to do so. During periods when value investing is out of favor or when markets are unstable, value securities may underperform the securities of growth companies or the overall stock market. Value securities are subject to the risk that their valuations never improve or that the returns on value securities are lower than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry, competition for resources, adverse labor relations, political or world events, obsolescence of technologies, and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Financials Sector Risk. Financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Changes in interest rates can have a disproportionate effect on the financials sector, and financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector. Financial services companies have also been affected by increased competition, which could adversely affect the profitability or viability of such companies. In addition, the financials sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions.
Global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region may adversely affect issuers in another country or region, which may adversely affect securities held by the Fund. These circumstances have also decreased liquidity in some markets and may continue to do so. Deterioration of credit markets can have an adverse impact on a broad range of financial markets, and thereby cause certain financial services companies to incur large losses. Certain financial services companies have experienced a decline in the valuation of their assets and even ceased operations.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times
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of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Diversification Risk. To the extent the Fund becomes non-diversified, the Fund may invest a greater portion of its assets in the obligations or securities of a small number of issuers or a single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on
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trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to the components of the Underlying Index and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant,
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custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However,
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money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the
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Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since June 2011. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since June 2011. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser for its services an annual fee equal to 0.29% of its average daily net assets (the “Advisory Fee”).
The Fund is responsible for all of its own expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to the Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust or the Adviser and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) on behalf of the Fund pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, offering costs (as defined below), brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.39% of its average daily net assets per year (the “Expense Cap”), at least until August 31, 2028.
The offering costs excluded from the Expense Cap for the Fund are: (a) initial legal fees pertaining to the Shares offered for sale; (b) initial SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.
The Expense Agreement provides that the fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date. This waiver is not subject to recapture.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.
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How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “SPGP.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which
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dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as
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part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.
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Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024	2023	2022
Per Share Operating Performance:
Net asset value at beginning of year	$96.43	$100.46	$86.08	$85.51	$85.25
Net investment income(a)	0.99	1.50	1.31	1.10	0.75
Net realized and unrealized gain (loss) on investments	20.66	(4.00)	14.41	0.50	0.17 (b)
Total from investment operations	21.65	(2.50)	15.72	1.60	0.92
Distributions to shareholders from:
Net investment income	(1.06)	(1.53)	(1.34)	(1.03)	(0.66)
Net asset value at end of year	$117.02	$96.43	$100.46	$86.08	$85.51
Market price at end of year(c)	$117.02	$96.34	$100.46	$86.07	$85.51
Net Asset Value Total Return(d)	22.53%	(2.60)%	18.34%	1.96%	1.04%
Market Price Total Return(d)	22.65%	(2.69)%	18.35%	1.95%	0.94%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$2,198,773	$2,782,076	$4,755,859	$2,867,205	$833,750
Ratio to average net assets of:
Expenses	0.34%	0.35%	0.36%	0.34%	0.33%
Net investment income	0.90%	1.45%	1.38%	1.30%	0.83%
Portfolio turnover rate(e)	90%	69%	51%	49%	50%

(a)	Based on average shares outstanding.
(b)
Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(c)	The mean between the last bid and ask prices.
(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
The Underlying Index is a product of S&P Dow Jones Indices LLC or its affiliates (“S&P DJI”) and has been licensed for use by the Adviser. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). These trademarks have been licensed for use by S&P DJI and sublicensed for certain purposes to the Adviser.
The Fund is not sponsored, endorsed, sold or promoted by S&P DJI, Dow Jones, S&P or any of their respective affiliates. S&P DJI does not make any representation or warranty, express or implied, to the owners of the Fund, the Adviser, any Distributor or promoter of the Fund, or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P DJI’s only relationship to the Adviser with respect to the Underlying Index is the licensing of the Underlying Index and certain trademarks, service marks and/or trade names of S&P DJI and/or its licensors. The Underlying Index is determined, composed and calculated by S&P DJI without regard to the Fund, the Adviser, any Distributor or promoter of the Fund. S&P DJI has no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. S&P DJI is not responsible for and has not participated in the determination of the price and amount of the Shares, in the timing of the issuance or sale of the Shares or in the determination or calculation of the equation by which the Shares are converted into cash, cash surrendered, redeemed, etc. as applicable. S&P DJI has no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the Underlying Index will accurately track index performance or provide positive investment returns. S&P DJI is not an investment adviser or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within the Underlying Index is not a recommendation by S&P DJI to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DJI DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DJI INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS IN CALCULATING THE UNDERLYING INDEX. S&P DJI MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE
OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DJI BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DJI AND THE ADVISER, OTHER THAN THE LICENSORS OF THE UNDERLYING INDEX.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not
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participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and
Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-SPGP-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
SPVM	Invesco S&P 500 Value with Momentum ETF	NYSE Arca, Inc.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco S&P 500 Value with Momentum ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the S&P 500® High Momentum Value Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29%

Other Expenses	0.15

Total Annual Fund Operating Expenses	0.44

Fee Waiver and/or Expense Reimbursement[1]	0.05

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.39

1
Invesco Capital Management LLC (the “Adviser”) has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.39% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2028, and neither the Adviser nor the Fund may discontinue the agreement prior to its expiration. The fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first two years and the Total Annual Fund Operating Expenses thereafter. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$40	$131	$236	$544
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 58% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is designed to measure the performance of 100 stocks in the S&P 500® Index (the “Parent Index”) that have relatively high “value” and “momentum” scores. In general, a value stock tends to trade at a lower price relative to its company’s fundamentals and thus may be considered undervalued by investors and momentum is the tendency of an investment to exhibit persistence in its relative performance. A “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities.
In selecting constituent securities for the Underlying Index, the Index Provider first calculates the value score of each stock in the Parent Index by evaluating each stock’s: (i) book value-to-price ratio, calculated using the company’s latest book value per share divided by its price; (ii) earnings-to-price ratio, calculated using the company’s trailing 12-month earnings per share divided by its price; and (iii) sales-to-price ratio, calculated using the company’s trailing 12-month sales per share divided by its price. The Index Provider also calculates a security’s momentum score by evaluating the percentage change in the stock’s price over the last 12 months, excluding the most recent month, and applying an adjustment based on the security’s volatility over that period. A security’s momentum score is based on upward price movements of the security as compared to other eligible securities within the remaining constituent universe.
The Index Provider selects the 200 securities with the highest-ranking value scores and then ranks them by momentum score. The Index Provider generally selects the 100 highest-ranking securities for inclusion in the Underlying Index. The component securities are weighted by value score.
As of June 30, 2026, the Underlying Index was comprised of 100 constituents with market capitalizations ranging from $10.4 billion to $877 billion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
The Fund intends to be “diversified,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), to the extent that the Underlying Index is diversified. The Fund may become “non-diversified” as defined in the 1940 Act solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Should the Fund become “non-diversified,” it will no longer be required to meet certain diversification requirements under the 1940 Act and may invest a greater portion of its assets in securities of a small group of issuers or in any one individual issuer than can a diversified fund. Shareholder approval will not be sought when the Fund crosses from diversified to non-diversified status solely due to a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. In seeking to track the Underlying Index, the Fund was managed as diversified as of April 30, 2026.
In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the components of the Underlying Index and in derivatives and other investments that have economic characteristics similar to the components of the Underlying Index (the “80% investment policy”).
Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of April 30, 2026, the Fund had significant exposure to the financials sector. The Fund's portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
1

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Value Investing Risk. Value investing entails the risk that if the market does not recognize that a selected security is undervalued, the price of that security might not appreciate as anticipated. Value securities are subject to the risk that their valuations never improve or that the returns on value securities are lower than returns on other styles of investing or the overall stock market. Thus, the value of the Fund’s investments will vary and, at times, may be lower than that of other types of investments. Value investing has gone in and out of favor during past market cycles and when value investing is out of favor or when markets are unstable, value securities may underperform growth securities or the overall stock market.
Momentum Investing Risk. The momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than the returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies typically involves greater risk than is associated with investing in securities of larger, more established companies. Mid-capitalization companies’ securities may be more volatile and less liquid than those of larger, more established companies and may have returns that vary, sometimes significantly, from the overall securities market. Mid-capitalization companies may have less experienced management, more limited product and market diversification, and fewer financial resources compared to larger capitalization companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Financials Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financials sector. Financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Changes in interest rates can have a disproportionate effect on the financials sector, and financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector. Financial services companies have also been affected by increased competition, which could adversely affect the profitability or viability of such companies.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it
2

difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Diversification Risk. To the extent the Fund becomes non-diversified, the Fund may invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	10.92%
Best Quarter	June 30, 2020	18.60%
Worst Quarter	March 31, 2020	-34.25%
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Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	6/16/2011	20.21%	13.11%	11.60%
Return After Taxes on Distributions		19.54	12.54	10.97
Return After Taxes on Distributions and Sale of Fund Shares		12.29	10.38	9.45

S&P 500® High Momentum Value Index (reflects no deduction for fees, expenses or taxes)[1]		20.49	13.52	—

Blended - S&P 500® High Momentum Value Index (reflects no deduction for fees, expenses or taxes)[2]		20.49	13.52	12.01

S&P 500® Index (reflects no deduction for fees, expenses or taxes)		17.88	14.42	14.82

1
Prior to its commencement date of March 6, 2017, performance for the Underlying Index is not available.
2
The Blended-S&P 500® High Momentum Value Index reflects the performance of the Russell Top 200® Pure Value Index, the previous underlying index, through June 21, 2019, and the Underlying Index thereafter.
After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	June 2011

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	June 2011

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser
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believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in the components of the Underlying Index. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
S&P 500® High Momentum Value Index
The Underlying Index is composed of a subset of securities from the Parent Index.
In selecting constituent securities for the Underlying Index, the Index Provider first calculates the value score of each stock in the Parent Index by evaluating each stock’s: (i) book value-to-price ratio, calculated using the company’s latest book value per share divided by its price; (ii) earnings-to-price ratio, calculated using the company’s trailing 12-month earnings per share divided by its price; and (iii) sales-to-price ratio, calculated using the company’s trailing 12-month sales per share divided by its price. A security’s momentum score is based on upward price movements of the security as compared to other eligible securities within the remaining constituent universe, and is calculated by evaluating the percentage change in the security’s price over the last 12 months, excluding the most recent month, and applying an adjustment based on the security’s volatility over that period.
After ranking the constituent securities by value score, the Index Provider selects the 200 highest-ranking securities and then ranks them by momentum score. The Index Provider generally selects the 100 highest-ranking securities for inclusion in the Underlying Index, subject to additional eligibility requirements. The constituent securities are weighted by value score.
The Underlying Index is rebalanced semi-annually after market close on the third Friday in June and December. Additions to the Underlying Index generally occur only at the time of the semi-annual rebalance, but constituents removed from the Parent Index are removed from the Underlying Index simultaneously. Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to reflect corporate actions or spin-offs.
The Fund is rebalanced in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Value Investing Risk. Value investing entails the risk that if the market does not recognize that a selected security is undervalued, the price of that security might not appreciate as anticipated. A value investing approach could also lead to acquiring fewer securities that might experience rapid price increases during times of market advances. This could cause the investments to underperform strategies that employ only a growth or other
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non-value approach. Value investing has also gone in and out of favor during past market cycles and is likely to continue to do so. During periods when value investing is out of favor or when markets are unstable, value securities may underperform the securities of growth companies or the overall stock market. Value securities are subject to the risk that their valuations never improve or that the returns on value securities are lower than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.
Momentum Investing Risk. Momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing therefore emphasizes investing in securities that have had better recent performance compared to other securities, on the theory that these securities will continue to increase in value. Momentum investing is subject to the risk that the securities may be more volatile than the market as a whole. High momentum may also be a sign that the securities’ prices have peaked, and therefore the returns on securities that have previously exhibited price momentum may be less than the returns on other styles of investing. Momentum can turn quickly, and stocks that previously exhibited high momentum may not experience continued positive momentum. The Fund may experience significant losses if momentum stops, reverses or otherwise behaves differently than predicted. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Securities of mid-capitalization companies tend to be more vulnerable to changing market conditions and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and thinly traded (that is, less liquid) than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market.
Often, mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions. In addition, mid-capitalization companies are typically less financially stable than larger, more established companies, and they may depend on a small number of essential personnel, making them more vulnerable to loss of personnel. Mid-capitalization companies also normally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments concerning their products. As such, mid-capitalization companies typically are more likely to be adversely affected than large-capitalization companies by changes in earnings results, business prospects, investor expectations or poor economic or market conditions.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry, competition for resources, adverse labor relations, political or world events, obsolescence of technologies, and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Financials Sector Risk. Financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Changes in interest rates can have a disproportionate effect on the financials sector, and financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector. Financial services companies have also been affected by increased competition, which could adversely affect the profitability or viability of such companies. In addition, the financials sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions.
Global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region may adversely affect issuers in another country or region, which may adversely affect securities held by the Fund. These circumstances have also decreased liquidity in some markets and may continue to do so. Deterioration of credit markets can have an adverse impact on a broad range of financial markets, and thereby cause certain financial services companies to incur large losses. Certain financial services companies have experienced a decline in the valuation of their assets and even ceased operations.
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Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Diversification Risk. To the extent the Fund becomes non-diversified, the Fund may invest a greater portion of its assets in the obligations or securities of a small number of issuers or a single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility
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and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to the components of the Underlying Index and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade
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and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying
Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit
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Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the
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secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since June 2011. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since June 2011. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser for its services an annual fee equal to 0.29% of its average daily net assets (the “Advisory Fee”).
The Fund is responsible for all of its own expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to the Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust or the Adviser and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) on behalf of the Fund pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, offering costs (as defined below), brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.39% of its average daily net assets per year (the “Expense Cap”), at least until August 31, 2028.
The offering costs excluded from the Expense Cap for the Fund are: (a) initial legal fees pertaining to the Shares offered for sale; (b) initial SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.
The Expense Agreement provides that the fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there
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is no guarantee that the Adviser will extend it past that date. This waiver is not subject to recapture.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “SPVM.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
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Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
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Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.
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Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024	2023	2022
Per Share Operating Performance:
Net asset value at beginning of year	$55.73	$53.38	$47.73	$51.04	$48.45
Net investment income(a)	1.43	1.20	1.08	1.22	0.84
Net realized and unrealized gain (loss) on investments	15.85	2.31	5.71	(3.22)	2.50 (b)
Total from investment operations	17.28	3.51	6.79	(2.00)	3.34
Distributions to shareholders from:
Net investment income	(1.40)	(1.16)	(1.14)	(1.31)	(0.75)
Net asset value at end of year	$71.61	$55.73	$53.38	$47.73	$51.04
Market price at end of year(c)	$71.63	$55.71	$53.41	$47.71	$50.98
Net Asset Value Total Return(d)	31.28%	6.54%	14.43%	(3.87)%	6.94%
Market Price Total Return(d)	31.36%	6.44%	14.54%	(3.80)%	6.80%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$120,307	$49,603	$42,704	$41,998	$57,681
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39%	0.39%
Expenses, prior to Waivers	0.44%	0.45%	0.58%	0.52%	0.48%
Net investment income	2.18%	2.10%	2.18%	2.50%	1.64%
Portfolio turnover rate(e)	58%	69%	73%	77%	71%

(a)	Based on average shares outstanding.
(b)
Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(c)	The mean between the last bid and ask prices.
(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
The Underlying Index is a product of S&P Dow Jones Indices LLC or its affiliates (“S&P DJI”) and has been licensed for use by the Adviser. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). These trademarks have been licensed for use by S&P DJI and sublicensed for certain purposes to the Adviser.
The Fund is not sponsored, endorsed, sold or promoted by S&P DJI, Dow Jones, S&P or any of their respective affiliates. S&P DJI does not make any representation or warranty, express or implied, to the owners of the Fund, the Adviser, any Distributor or promoter of the Fund, or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P DJI’s only relationship to the Adviser with respect to the Underlying Index is the licensing of the Underlying Index and certain trademarks, service marks and/or trade names of S&P DJI and/or its licensors. The Underlying Index is determined, composed and calculated by S&P DJI without regard to the Fund, the Adviser, any Distributor or promoter of the Fund. S&P DJI has no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. S&P DJI is not responsible for and has not participated in the determination of the price and amount of the Shares, in the timing of the issuance or sale of the Shares or in the determination or calculation of the equation by which the Shares are converted into cash, cash surrendered, redeemed, etc. as applicable. S&P DJI has no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the Underlying Index will accurately track index performance or provide positive investment returns. S&P DJI is not an investment adviser or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within the Underlying Index is not a recommendation by S&P DJI to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DJI DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DJI INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS IN CALCULATING THE UNDERLYING INDEX. S&P DJI MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE
OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DJI BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DJI AND THE ADVISER, OTHER THAN THE LICENSORS OF THE UNDERLYING INDEX.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not
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participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and
Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-SPVM-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
RSPC	Invesco S&P 500® Equal Weight Communication Services ETF	NYSE Arca, Inc.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco S&P 500® Equal Weight Communication Services ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Communication Services Plus Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%

Other Expenses	None

Total Annual Fund Operating Expenses	0.40

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$41	$128	$224	$505
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 38% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is composed of securities of all companies included in the S&P 500® Index that are classified as members of the communication services sector, as defined according to the Global Industry Classification Standard (“GICS®”), with a 22 company minimum count at each quarterly rebalance. The communication services sector includes companies that facilitate communication or offer related content and information through various mediums and is comprised of companies from the following industries: diversified telecommunications services; wireless telecommunication services; media; entertainment; and interactive media & services.
The Underlying Index is an equal-weighted index, which means that, unlike the S&P 500® Index, which employs a float-adjusted market capitalization weighted methodology, the Underlying Index assigns each component security the same weight at each quarterly rebalance.
In the event there are fewer than 22 companies eligible for inclusion in the Underlying Index at a quarterly rebalance, the Underlying Index will be supplemented with the largest communication services companies in the
S&P MidCap 400® Index based on float-adjusted market capitalization until the 22 company minimum is reached. If intra-quarter additions to the S&P 500® Index in the communication services sector result in the Underlying Index reaching the required minimum count, the supplementary companies will remain in the Underlying Index until the next quarterly rebalance, at which point they will be reviewed.
As of June 30, 2026, the Underlying Index was comprised of 25 constituents with market capitalizations ranging from $5.17 billion to $2.1 trillion.
Although the Fund generally seeks to employ a “full replication” methodology in seeking to track the Underlying Index (meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index), the Fund at times may employ a “sampling” methodology, which may include, after investing at least 90% of its total assets in the components of the Underlying Index, investing a portion of its assets in other investment companies, including exchange-traded funds (“ETFs”). Such investment companies may be affiliated with the Fund and will seek to invest in securities of companies in the communication services sector.
The Fund is “non-diversified” and therefore is not required to meet certain diversification requirements under the  Investment Company Act of 1940, as amended (the “1940 Act”).
In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the components of the Underlying Index and in derivatives and other investments that have economic characteristics similar to the components of the Underlying Index (the “80% investment policy”).
Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.  As of April 30, 2026, the Fund had significant exposure to the communication services sector. The Fund’s portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying
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Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Communication Services Sector Risk. The value of the securities of communication services companies are particularly vulnerable to rapid advancements in technology, the innovation of competitors, rapid product obsolescence, and government regulation and competition, both domestically and internationally. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company’s profitability. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses. Communication services companies also rely on the use of intellectual property such as patents, copyrights and trademarks owned internationally or licensed through third parties.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies typically involves greater risk than is associated with investing in securities of larger, more established companies. Mid-capitalization companies’ securities may be more volatile and less liquid than those of larger, more established companies and may have returns that vary, sometimes significantly, from the overall securities market. Mid-capitalization companies may have less experienced management, more limited product and market diversification, and fewer financial resources compared to larger capitalization companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.
Investment in Investment Companies Risk. Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease or the portfolio becomes illiquid. Moreover, the Fund will pay indirectly a proportional share of the fees and expenses of the investment companies in which it invests. Investments in another ETF are subject to, among other risks, the risk that the ETF’s shares may trade at a discount or premium relative to the NAV of its shares and the listing exchange may halt trading of the ETF’s shares.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the
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Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser, Invesco Capital Management LLC (the “Adviser”), seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	-10.82%
Best Quarter	June 30, 2020	22.13%
Worst Quarter	March 31, 2020	-22.47%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	Since Inception
Return Before Taxes	11/7/2018	18.32%	5.99%	7.84%
Return After Taxes on Distributions		17.75	5.66	7.49
Return After Taxes on Distributions and Sale of Fund Shares		11.07	4.62	6.18

S&P 500® Equal Weight Communication Services Plus Index (reflects no deduction for fees, expenses or taxes)		18.07	6.27	8.16

S&P 500® Index (reflects no deduction for fees, expenses or taxes)		17.88	14.42	15.09

S&P 500® Communication Services Index (reflects no deduction for fees, expenses or taxes)		33.55	16.35	17.53

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

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Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	November 2018

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	November 2018

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in the components of the Underlying Index. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
S&P 500® Equal Weight Communication Services Plus Index
The Underlying Index is composed of securities of all companies included in the S&P 500® Index that are classified as members of the communication services sector, as defined according to GICS®. However, unlike the S&P 500® Index, the Underlying Index is an equal weighted index. The general goal of an equal weighted index is to represent the performance of its constituents in equal proportion to one another. In comparison, the degree to which the performance of a constituent of a market capitalization weighted index is represented in the index is dependent on the size of the constituent. For example, a market capitalization weighted index such as the S&P 500® Index tends to be largely representative of a small number of its largest constituents. The equal representation provided by an equal weighted index is intended to provide broader exposure to all index constituents, including relatively smaller constituents, than its market capitalization weighted counterpart.
The Underlying Index will be composed of a minimum of 22 securities from the Parent Index at each quarterly rebalance. In the event there are fewer than 22 companies eligible for inclusion in the Underlying Index at a quarterly rebalance, the Underlying Index will be supplemented with the
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largest communication services companies in the S&P MidCap 400® Index based on float-adjusted market capitalization until the 22 company minimum is reached. The S&P MidCap 400® Index is a broad-based index of approximately 400 securities that measures the performance of the mid-cap segment of the U.S. equity market. If intra-quarter additions result in the Underlying Index reaching the required minimum count, the supplementary companies that are added to the Underlying Index will remain in the Underlying Index until the next quarterly rebalance, at which point those companies will be reviewed.
The Underlying Index is rebalanced after the close of trading on the third Friday of March, June, September and December. If a security in the S&P 500® Index is added to, or removed from, the communication services sector, the security will be added to, or removed from, the Underlying Index simultaneously.
The Fund is rebalanced in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Communication Services Sector Risk. The companies in the communication services sector may be subject to legislative or regulatory changes, adverse market conditions, and/or increased competition. The value of the securities of communication services companies are particularly vulnerable to rapid advancements in technology, the innovation of competitors, rapid product obsolescence, and government regulation and competition, both domestically and internationally. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company's profitability. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft
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of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses. Communication services companies also rely on the use of intellectual property such as patents, copyrights and trademarks owned internationally or licensed through third parties. Claims regarding infringement of intellectual property could cause an adverse effect on the reputation of the company.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Securities of mid-capitalization companies tend to be more vulnerable to changing market conditions and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and thinly traded (that is, less liquid) than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market.
Often, mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions. In addition, mid-capitalization companies are typically less financially stable than larger, more established companies, and they may depend on a small number of essential personnel, making them more vulnerable to loss of personnel. Mid-capitalization companies also normally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments concerning their products. As such, mid-capitalization companies typically are more likely to be adversely affected than large-capitalization companies by changes in earnings results, business prospects, investor expectations or poor economic or market conditions.
Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Investment in Investment Companies Risk. Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease or the portfolio becomes illiquid. Moreover, the Fund will pay indirectly a proportional share of the fees and expenses of the investment companies in which it invests (including costs and fees of the investment companies), while continuing to pay its own management fee to the Adviser. As a result, shareholders will absorb duplicate levels of fees with respect to the Fund’s investments in other investment companies. Investments in another ETF are subject to, among other risks, the risk that the ETF’s shares may trade at a discount or premium relative to the NAV of its shares and the listing exchange may halt trading of the ETF’s shares.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or
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if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of
APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ
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significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to the components of the Underlying Index and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other
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instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the
Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance. Interest expenses are excluded from the Fund expenses borne by the Adviser under the unitary management fee.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Portfolio Size Risk. Pursuant to its methodology, the Underlying Index may be composed of a relatively small number of individual securities, but as discussed above, at each quarterly rebalance the number of individual securities in the Underlying Index will be 22 or more. Therefore, in seeking to track the returns of the Underlying Index, the Fund typically will hold a similarly small number of securities. To the extent that a significant portion of the Fund’s total assets is invested in a limited number of securities, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund’s NAV than it would if the Fund invested in a greater number of securities.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the
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underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
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As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since November 2018. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since November 2018. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser an annual management fee equal to 0.40% of its average daily net assets (the “Advisory Fee”).
The Advisory Fee paid by the Fund to the Adviser is an annual unitary management fee. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, Acquired Fund Fees and Expenses, if any, litigation expenses, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “RSPC.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not
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considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital
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gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
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Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024	2023	2022
Per Share Operating Performance:
Net asset value at beginning of year	$34.99	$27.85	$27.32	$30.04	$38.39
Net investment income(a)	0.64	0.36	0.29	0.34	0.41
Net realized and unrealized gain (loss) on investments	3.02	7.15	0.55	(2.73)(b)	(8.37)
Total from investment operations	3.66	7.51	0.84	(2.39)	(7.96)
Distributions to shareholders from:
Net investment income	(0.65)	(0.37)	(0.31)	(0.33)	(0.39)
Net asset value at end of year	$38.00	$34.99	$27.85	$27.32	$30.04
Market price at end of year(c)	$37.99	$34.95	$27.84	$27.33	$30.04
Net Asset Value Total Return(d)	10.39%	27.06%	3.07%	(7.91)%	(20.90)%
Market Price Total Return(d)	10.49%	26.96%	3.00%	(7.88)%	(20.98)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$64,224	$60,534	$63,769	$122,384	$38,151
Ratio to average net assets of:
Expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	1.67%	1.10%	1.03%	1.25%	1.13%
Portfolio turnover rate(e)	38%	22%	36%	37%	29%

(a)	Based on average shares outstanding.
(b)
Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(c)	The mean between the last bid and ask prices.
(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
The Underlying Index is a product of S&P Dow Jones Indices LLC or its affiliates (“S&P DJI”) and has been licensed for use by the Adviser. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). These trademarks have been licensed for use by S&P DJI and sublicensed for certain purposes to the Adviser.
The Fund is not sponsored, endorsed, sold or promoted by S&P DJI, Dow Jones, S&P or any of their respective affiliates. S&P DJI does not make any representation or warranty, express or implied, to the owners of the Fund, the Adviser, any Distributor or promoter of the Fund, or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P DJI’s only relationship to the Adviser with respect to the Underlying Index is the licensing of the Underlying Index and certain trademarks, service marks and/or trade names of S&P DJI and/or its licensors. The Underlying Index is determined, composed and calculated by S&P DJI without regard to the Fund, the Adviser, any Distributor or promoter of the Fund. S&P DJI has no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. S&P DJI is not responsible for and has not participated in the determination of the price and amount of the Shares, in the timing of the issuance or sale of the Shares or in the determination or calculation of the equation by which the Shares are converted into cash, cash surrendered, redeemed, etc. as applicable. S&P DJI has no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the Underlying Index will accurately track index performance or provide positive investment returns. S&P DJI is not an investment adviser or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within the Underlying Index is not a recommendation by S&P DJI to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DJI DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DJI INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS IN CALCULATING THE UNDERLYING INDEX. S&P DJI MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE
OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DJI BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DJI AND THE ADVISER, OTHER THAN THE LICENSORS OF THE UNDERLYING INDEX.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not
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participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and
Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-RSPC-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
RSPD	Invesco S&P 500® Equal Weight Consumer Discretionary ETF	NYSE Arca, Inc.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco S&P 500® Equal Weight Consumer Discretionary ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Consumer Discretionary Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%

Other Expenses	None

Total Annual Fund Operating Expenses	0.40

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$41	$128	$224	$505
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 27% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is composed of securities of all companies included in the S&P 500® Index that are classified as members of the consumer discretionary sector, as defined according to the Global Industry Classification Standard (“GICS®”). The consumer discretionary sector includes a manufacturing segment, composed of automobile components, automobiles, household durable goods, leisure products and textiles & apparel, and a services segment, composed of hotels, restaurants and other leisure facilities. The consumer discretionary sector also includes distributors and retailers of consumer discretionary products.
The Underlying Index is an equal-weighted index, which means that, unlike the S&P 500® Index, which employs a float-adjusted market capitalization weighted methodology, the Underlying Index assigns each component security the same weight at each quarterly rebalance.
As of June 30, 2026, the Underlying Index was comprised of 47 constituents with market capitalizations ranging from $9.7 billion to $2.6 trillion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the components of the Underlying Index and in derivatives and other investments that have economic characteristics similar to the components of the Underlying Index (the “80% investment policy”).
Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of April 30, 2026, the Fund had significant exposure to the consumer discretionary sector. The Fund's portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could
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negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Consumer Discretionary Sector Risk. Companies engaged in the consumer discretionary sector are affected by fluctuations in supply and demand, and changes in consumer preferences, social trends and marketing campaigns. Changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations also may adversely affect these companies.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies typically involves greater risk than is associated with investing in securities of larger, more established companies. Mid-capitalization companies’ securities may be more volatile and less liquid than those of larger, more established companies and may have returns that vary, sometimes significantly, from the overall securities market. Mid-capitalization companies may have less experienced management, more limited product and market diversification, and fewer financial resources compared to larger capitalization companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial
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trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser, Invesco Capital Management LLC (the “Adviser”), seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
The Fund is the successor to the investment performance of the Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF (the “Predecessor Fund”) as a result of the reorganization of the Predecessor Fund into the Fund, which was consummated after the close of business on April 6, 2018. Accordingly, the performance information shown below for periods ending on or prior to April 6, 2018 is that of the Predecessor Fund.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	-1.25%
Best Quarter	June 30, 2020	32.84%
Worst Quarter	March 31, 2020	-39.34%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	11/1/2006	7.97%	7.97%	8.59%
Return After Taxes on Distributions		7.68	7.73	8.22
Return After Taxes on Distributions and Sale of Fund Shares		4.91	6.24	6.88

S&P 500® Equal Weight Consumer Discretionary Index (reflects no deduction for fees, expenses or taxes)		8.41	8.38	8.99

S&P 500® Index (reflects no deduction for fees, expenses or taxes)		17.88	14.42	14.82

S&P 500® Consumer Discretionary Index (reflects no deduction for fees, expenses or taxes)		6.04	9.02	13.19

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	April 2018

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	April 2018

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
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Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in the components of the Underlying Index. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
S&P 500® Equal Weight Consumer Discretionary Index
The Underlying Index is composed of securities of all companies included in the S&P 500® Index that are classified as members of the consumer discretionary sector, as defined according to GICS®. However, unlike the S&P 500® Index, the Underlying Index is an equal weighted index. The general goal of an equal weighted index is to represent the performance of its constituents in equal proportion to one another. In comparison, the degree to which the performance of a constituent of a market capitalization weighted index is represented in the index is dependent on the size of the constituent. For example, a market capitalization weighted index such as the S&P 500® Index tends to be largely representative of a small number of its largest constituents. The equal representation provided by an equal weighted index is intended to provide broader exposure to all index constituents, including relatively smaller constituents, than its market capitalization weighted counterpart.
The Underlying Index is rebalanced after the close of trading on the third Friday of March, June, September and December. If a security in the S&P 500® Index is added to, or removed from, the consumer discretionary  sector, the security will be added to, or removed from, the Underlying Index simultaneously.
The Fund is rebalanced in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions
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in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Consumer Discretionary Sector Risk. Companies engaged in the consumer discretionary sector are affected by fluctuations in supply and demand and changes in consumer demographics and preferences. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies. Moreover, changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in interest and exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations also may adversely affect these companies. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Securities of mid-capitalization companies tend to be more vulnerable to changing market conditions and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and thinly traded (that is, less liquid) than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market.
Often, mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to
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changing market conditions. In addition, mid-capitalization companies are typically less financially stable than larger, more established companies, and they may depend on a small number of essential personnel, making them more vulnerable to loss of personnel. Mid-capitalization companies also normally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments concerning their products. As such, mid-capitalization companies typically are more likely to be adversely affected than large-capitalization companies by changes in earnings results, business prospects, investor expectations or poor economic or market conditions.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
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Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to the components of the Underlying Index and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt
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security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance. Interest expenses are excluded from the Fund expenses borne by the Adviser under the unitary management fee.
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Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Portfolio Size Risk. Pursuant to its methodology, the Underlying Index may be composed of a relatively small number of individual securities. Therefore, in seeking to track the returns of the Underlying Index, the Fund typically will hold a similarly small number of securities. To the extent that a significant portion of the Fund’s total assets is invested in a limited number of securities, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund’s NAV than it would if the Fund invested in a greater number of securities.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to
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trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since April 2018. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since April 2018. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser an annual management fee equal to 0.40% of its average daily net assets (the “Advisory Fee”).
The Advisory Fee paid by the Fund to the Adviser is an annual unitary management fee. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, Acquired Fund Fees and Expenses, if any, litigation expenses, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
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Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “RSPD.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or
“adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the
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aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

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PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024(a)	2023(a)	2022(a)
Per Share Operating Performance:
Net asset value at beginning of year	$48.92	$47.38	$43.25	$42.68	$49.62
Net investment income(b)	0.50	0.49	0.46	0.51	0.31
Net realized and unrealized gain (loss) on investments	6.54	1.55	4.18	0.50	(6.93)
Total from investment operations	7.04	2.04	4.64	1.01	(6.62)
Distributions to shareholders from:
Net investment income	(0.56)	(0.50)	(0.51)	(0.44)	(0.32)
Net asset value at end of year	$55.40	$48.92	$47.38	$43.25	$42.68
Market price at end of year(c)	$55.39	$48.89	$47.38	$43.24	$42.64
Net Asset Value Total Return(d)	14.41%	4.26%	10.76%	2.52%	(13.40)%
Market Price Total Return(d)	14.46%	4.19%	10.77%	2.59%	(13.44)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$277,538	$192,275	$406,953	$491,753	$366,164
Ratio to average net assets of:
Expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	0.89%	0.97%	1.02%	1.26%	0.62%
Portfolio turnover rate(e)	27%	27%	30%	26%	21%

(a)	Per share amounts have been adjusted to reflect a three-for-one stock split effective after the close of business on July 14, 2023.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
The Underlying Index is a product of S&P Dow Jones Indices LLC or its affiliates (“S&P DJI”) and has been licensed for use by the Adviser. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). These trademarks have been licensed for use by S&P DJI and sublicensed for certain purposes to the Adviser.
The Fund is not sponsored, endorsed, sold or promoted by S&P DJI, Dow Jones, S&P or any of their respective affiliates. S&P DJI does not make any representation or warranty, express or implied, to the owners of the Fund, the Adviser, any Distributor or promoter of the Fund, or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P DJI’s only relationship to the Adviser with respect to the Underlying Index is the licensing of the Underlying Index and certain trademarks, service marks and/or trade names of S&P DJI and/or its licensors. The Underlying Index is determined, composed and calculated by S&P DJI without regard to the Fund, the Adviser, any Distributor or promoter of the Fund. S&P DJI has no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. S&P DJI is not responsible for and has not participated in the determination of the price and amount of the Shares, in the timing of the issuance or sale of the Shares or in the determination or calculation of the equation by which the Shares are converted into cash, cash surrendered, redeemed, etc. as applicable. S&P DJI has no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the Underlying Index will accurately track index performance or provide positive investment returns. S&P DJI is not an investment adviser or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within the Underlying Index is not a recommendation by S&P DJI to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DJI DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DJI INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS IN CALCULATING THE UNDERLYING INDEX. S&P DJI MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE
OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DJI BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DJI AND THE ADVISER, OTHER THAN THE LICENSORS OF THE UNDERLYING INDEX.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not
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participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and
Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-RSPD-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
RSPS	Invesco S&P 500® Equal Weight Consumer Staples ETF	NYSE Arca, Inc.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco S&P 500® Equal Weight Consumer Staples ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Consumer Staples Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%

Other Expenses	None

Total Annual Fund Operating Expenses	0.40

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$41	$128	$224	$505
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 29% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is composed of securities of all companies included in the S&P 500® Index that are classified as members of the consumer staples sector, as defined according to the Global Industry Classification Standard (“GICS®”). The consumer staples sector includes manufacturers and distributors of food, beverages and tobacco and producers of non-durable household goods and personal products. It also includes distributors and retailers of consumer staples products including food and drug retailing companies.
The Underlying Index is an equal-weighted index, which means that, unlike the S&P 500® Index, which employs a float-adjusted market capitalization weighted methodology, the Underlying Index assigns each component security the same weight at each quarterly rebalance.
As of June 30, 2026, the Underlying Index was comprised of 34 constituents with market capitalizations ranging from $6.8 billion to $901 billion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the components of the Underlying Index and in derivatives and other investments that have economic characteristics similar to the components of the Underlying Index (the “80% investment policy”).
Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of April 30, 2026, the Fund had significant exposure to the consumer staples sector. The Fund’s portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of
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technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Consumer Staples Sector Risk. Companies in the consumer staples sector may be adversely affected by changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending. Companies in this sector also are affected by changes in government regulation, world events and economic conditions, as well as natural and man-made disasters and political, social or labor unrest that affect production and distribution of consumer staple products.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies typically involves greater risk than is associated with investing in securities of larger, more established companies. Mid-capitalization companies’ securities may be more volatile and less liquid than those of larger, more established companies and may have returns that vary, sometimes significantly, from the overall securities market. Mid-capitalization companies may have less experienced management, more limited product and market diversification, and fewer financial resources compared to larger capitalization companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
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Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser, Invesco Capital Management LLC (the “Adviser”), seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
The Fund is the successor to the investment performance of the Guggenheim S&P 500® Equal Weight Consumer Staples ETF (the “Predecessor Fund”) as a result of the reorganization of the Predecessor Fund into the Fund, which was consummated after the close of business on April 6, 2018. Accordingly, the performance information shown below for periods ending on or prior to April 6, 2018 is that of the Predecessor Fund.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	4.90%
Best Quarter	March 31, 2019	13.35%
Worst Quarter	March 31, 2020	-14.53%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	11/1/2006	-0.93%	1.72%	4.70%
Return After Taxes on Distributions		-1.56	1.10	4.04
Return After Taxes on Distributions and Sale of Fund Shares		-0.07	1.33	3.62

S&P 500® Equal Weight Consumer Staples Index (reflects no deduction for fees, expenses or taxes)		-0.60	2.12	5.12

S&P 500® Index (reflects no deduction for fees, expenses or taxes)		17.88	14.42	14.82

S&P 500® Consumer Staples Index (reflects no deduction for fees, expenses or taxes)		3.90	7.18	8.16

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	April 2018

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	April 2018

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
3

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in the components of the Underlying Index. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
S&P 500® Equal Weight Consumer Staples Index
The Underlying Index is composed of securities of all companies included in the S&P 500® Index that are classified as members of the consumer staples sector, as defined according to GICS®. However, unlike the S&P 500® Index, the Underlying Index is an equal weighted index. The general goal of an equal weighted index is to represent the performance of its constituents in equal proportion to one another. In comparison, the degree to which the performance of a constituent of a market capitalization weighted index is represented in the index is dependent on the size of the constituent. For example, a market capitalization weighted index such as the S&P 500® Index tends to be largely representative of a small number of its largest constituents. The equal representation provided by an equal weighted index is intended to provide broader exposure to all index constituents, including relatively smaller constituents, than its market capitalization weighted counterpart.
The Underlying Index is rebalanced after the close of trading on the third Friday of March, June, September and December. If a security in the S&P 500® Index is added to, or removed from, the consumer staples sector, the security will be added to, or removed from, the Underlying Index simultaneously.
The Fund is rebalanced in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and
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may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and
Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Consumer Staples Sector Risk. Companies in the consumer staples sector may be adversely affected by changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending. Companies in this sector also are affected by changes in government regulation, world events and economic conditions, as well as natural and man-made disasters and political, social or labor unrest that affect production and distribution of consumer staple products.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Securities of mid-capitalization companies tend to be more vulnerable to changing market conditions and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and thinly traded (that is, less liquid) than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market.
Often, mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions. In addition, mid-capitalization companies are typically less financially stable than larger, more established companies, and they may depend on a small number of essential personnel, making them more vulnerable to loss of personnel. Mid-capitalization companies also normally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments concerning their products. As such, mid-capitalization companies typically are more likely to
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be adversely affected than large-capitalization companies by changes in earnings results, business prospects, investor expectations or poor economic or market conditions.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on
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any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to the components of the Underlying Index and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
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Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance. Interest expenses are excluded from the Fund expenses borne by the Adviser under the unitary management fee.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund
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invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Portfolio Size Risk. Pursuant to its methodology, the Underlying Index may be composed of a relatively small number of individual securities. Therefore, in seeking to track the returns of the Underlying Index, the Fund typically will hold a similarly small number of securities. To the extent that a significant portion of the Fund’s total assets is invested in a limited number of securities, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund’s NAV than it would if the Fund invested in a greater number of securities.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.
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Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since April 2018. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since April 2018. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser an annual management fee equal to 0.40% of its average daily net assets (the “Advisory Fee”).
The Advisory Fee paid by the Fund to the Adviser is an annual unitary management fee. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, Acquired Fund Fees and Expenses, if any, litigation expenses, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid
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and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “RSPS.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and
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qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation
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Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024(a)	2023(a)	2022(a)
Per Share Operating Performance:
Net asset value at beginning of year	$30.47	$32.03	$35.22	$34.90	$32.24
Net investment income(b)	0.87	0.81	0.81	0.73	0.80
Net realized and unrealized gain (loss) on investments	(0.66)	(1.51)	(3.12)	0.43	2.53
Total from investment operations	0.21	(0.70)	(2.31)	1.16	3.33
Distributions to shareholders from:
Net investment income	(0.84)	(0.86)	(0.88)	(0.84)	(0.67)
Net asset value at end of year	$29.84	$30.47	$32.03	$35.22	$34.90
Market price at end of year(c)	$29.84	$30.45	$32.03	$35.21	$34.90
Net Asset Value Total Return(d)	0.77%	(2.21)%	(6.50)%	3.48%	10.51%
Market Price Total Return(d)	0.83%	(2.27)%	(6.49)%	3.48%	10.58%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$239,325	$270,258	$430,507	$1,100,476	$584,627
Ratio to average net assets of:
Expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	2.88%	2.60%	2.50%	2.17%	2.46%
Portfolio turnover rate(e)	29%	20%	19%	23%	13%

(a)	Per share amounts have been adjusted to reflect a five-for-one stock split effective after the close of business on July 14, 2023.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
The Underlying Index is a product of S&P Dow Jones Indices LLC or its affiliates (“S&P DJI”) and has been licensed for use by the Adviser. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). These trademarks have been licensed for use by S&P DJI and sublicensed for certain purposes to the Adviser.
The Fund is not sponsored, endorsed, sold or promoted by S&P DJI, Dow Jones, S&P or any of their respective affiliates. S&P DJI does not make any representation or warranty, express or implied, to the owners of the Fund, the Adviser, any Distributor or promoter of the Fund, or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P DJI’s only relationship to the Adviser with respect to the Underlying Index is the licensing of the Underlying Index and certain trademarks, service marks and/or trade names of S&P DJI and/or its licensors. The Underlying Index is determined, composed and calculated by S&P DJI without regard to the Fund, the Adviser, any Distributor or promoter of the Fund. S&P DJI has no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. S&P DJI is not responsible for and has not participated in the determination of the price and amount of the Shares, in the timing of the issuance or sale of the Shares or in the determination or calculation of the equation by which the Shares are converted into cash, cash surrendered, redeemed, etc. as applicable. S&P DJI has no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the Underlying Index will accurately track index performance or provide positive investment returns. S&P DJI is not an investment adviser or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within the Underlying Index is not a recommendation by S&P DJI to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DJI DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DJI INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS IN CALCULATING THE UNDERLYING INDEX. S&P DJI MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE
OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DJI BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DJI AND THE ADVISER, OTHER THAN THE LICENSORS OF THE UNDERLYING INDEX.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not
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participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and
Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-RSPS-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
RSPG	Invesco S&P 500® Equal Weight Energy ETF	NYSE Arca, Inc.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco S&P 500® Equal Weight Energy ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Energy Plus Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%

Other Expenses	None

Total Annual Fund Operating Expenses	0.40

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$41	$128	$224	$505
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 21% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is composed of securities of all companies included in the S&P 500® Index that are classified as members of the energy sector, as defined according to the Global Industry Classification Standard (“GICS®”), with a 22 company minimum count at each quarterly rebalance. The energy sector includes companies engaged in the exploration and production, refining and marketing, and storage and transportation of oil and gas and coal and consumable fuels, as well as companies that offer oil and gas equipment and services.
The Underlying Index is an equal-weighted index, which means that, unlike the S&P 500® Index, which employs a float-adjusted market capitalization weighted methodology, the Underlying Index assigns each component security the same weight at each quarterly rebalance.
In the event there are fewer than 22 companies eligible for inclusion in the Underlying Index at a quarterly rebalance, the Underlying Index will be supplemented with the largest energy companies in the S&P MidCap 400® Index based on float-adjusted market capitalization until the 22 company minimum is reached. If intra-quarter additions to the S&P 500® Index in the energy sector result in the Underlying Index reaching the required minimum count, the supplementary companies will remain in the Underlying Index until the next quarterly rebalance, at which point they will be reviewed.
As of June 30, 2026, the Underlying Index was comprised of 22 constituents with market capitalizations ranging from $11.5 billion to $567 billion.
Although the Fund generally seeks to employ a “full replication” methodology in seeking to track the Underlying Index (meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index), the Fund at times may employ a “sampling” methodology, which may include, after investing at least 90% of its total assets in the components of the Underlying Index, investing a portion of its assets in other investment companies, including exchange-traded funds (“ETFs”). Such investment companies may be affiliated with the Fund and will seek to invest in securities of companies in the energy sector.
In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the components of the Underlying Index and in derivatives and other investments that have economic characteristics similar to the components of the Underlying Index (the “80% investment policy”).
Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of April 30, 2026, the Fund had significant exposure to the energy sector. The Fund’s portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance
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schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Energy Sector Risk. Changes in worldwide energy prices, exploration and production spending, government regulation, armed conflicts, world events, local and international politics, economic conditions, exchange rates, transportation and storage costs and labor relations can affect companies in the energy sector. These companies are also at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism, armed conflicts and natural disasters. Commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, technological developments, geopolitical conflict and related economic sanctions also could affect companies in this sector. Investments in the energy sector may be cyclical and/or highly volatile and subject to swift price fluctuations. Energy markets are subject to both short- and long-term trends that impact demand for and supply of energy commodities. A decrease in the production of energy commodities or a decrease in the volume of such commodities available may adversely impact the financial performance of companies operating in the energy sector. In addition, significant declines in the price of oil may contribute to significant market volatility, which may adversely affect the Fund’s performance.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies typically involves greater risk than is associated with investing in securities of larger, more established companies. Mid-capitalization companies’ securities may be more volatile and less liquid than those of larger, more established companies and may have returns that vary, sometimes significantly, from the overall securities market. Mid-capitalization companies may have less experienced management, more limited product and market diversification, and fewer financial resources compared to larger capitalization companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Investment in Investment Companies Risk. Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease or the portfolio becomes illiquid. Moreover, the Fund will pay indirectly a proportional share of the fees and expenses of the investment companies in which it invests. Investments in another ETF are subject to, among other risks, the risk that the ETF’s shares may trade at a discount or premium relative to the NAV of its shares and the listing exchange may halt trading of the ETF’s shares.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that
2

may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser, Invesco Capital Management LLC (the “Adviser”), seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
The Fund is the successor to the investment performance of the Guggenheim S&P 500® Equal Weight Energy ETF (the “Predecessor Fund”) as a result of the reorganization of the Predecessor Fund into the Fund, which was consummated after the close of business on April 6, 2018. Accordingly, the performance information shown below for periods ending on or prior to April 6, 2018 is that of the Predecessor Fund.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	24.33%
Best Quarter	March 31, 2022	41.77%
Worst Quarter	March 31, 2020	-57.63%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	11/1/2006	7.08%	24.19%	8.21%
Return After Taxes on Distributions		6.40	23.35	7.44
Return After Taxes on Distributions and Sale of Fund Shares		4.64	19.86	6.41

S&P 500® Equal Weight Energy Plus Index (reflects no deduction for fees, expenses or taxes)[1]		7.51	—	—

Custom Invesco S&P 500® Equal Weight Energy ETF Benchmark (reflects no deduction for fees, expenses or taxes)[2]		7.51	24.75	8.63

S&P 500® Index (reflects no deduction for fees, expenses or taxes)		17.88	14.42	14.82

S&P 500® Energy Index (reflects no deduction for fees, expenses or taxes)		8.68	23.78	8.32

1
Prior to its commencement date of November 15, 2021, performance for the Underlying Index is not available.
2
The Custom Invesco S&P 500® Equal Weight Energy ETF Benchmark reflects the performance of the S&P 500 Equal Weight Energy Index, the previous underlying index, prior to March 19, 2022, and the Underlying Index thereafter.
After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

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Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	April 2018

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	April 2018

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in the components of the Underlying Index. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
S&P 500® Equal Weight Energy Plus Index
The Underlying Index is composed of securities of all companies included in the S&P 500® Index that are classified as members of the energy sector, as defined according to GICS®. However, unlike the S&P 500® Index, the Underlying Index is an equal weighted index. The general goal of an equal weighted index is to represent the performance of its constituents in equal proportion to one another. In comparison, the degree to which the performance of a constituent of a market capitalization weighted index is represented in the index is dependent on the size of the constituent. For example, a market capitalization weighted index such as the S&P 500® Index tends to be largely representative of a small number of its largest constituents. The equal representation provided by an equal weighted index is intended to provide broader exposure to all index constituents, including relatively smaller constituents, than its market capitalization weighted counterpart.
The Underlying Index will be composed of a minimum of 22 securities from the S&P 500® Index at each quarterly rebalance. In the event there are fewer than 22 companies eligible for inclusion in the Underlying Index at a quarterly rebalance, the Underlying Index will be supplemented with the largest energy companies in the S&P MidCap 400® Index based on
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float-adjusted market capitalization until the 22 company minimum is reached. The S&P MidCap 400® Index is a broad-based index of approximately 400 securities that measures the performance of the mid-cap segment of the U.S. equity market. If intra-quarter additions result in the Underlying Index reaching the required minimum count, the supplementary companies that are added to the Underlying Index will remain in the Underlying Index until the next quarterly rebalance, at which point those companies will be reviewed.
The Underlying Index is rebalanced after the close of trading on the third Friday of March, June, September and December. If a security in the S&P 500® Index is added to, or removed from, the energy sector, the security will be added to, or removed from, the Underlying Index simultaneously.
The Fund is rebalanced in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Energy Sector Risk. Changes in worldwide energy prices, exploration and production spending, government regulation, armed conflicts, world events, local and international politics, economic conditions, exchange rates, transportation and storage costs and labor relations can affect companies in the energy sector. These companies are also at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism, armed conflicts and natural disasters. Commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, technological developments, geopolitical conflict and related economic sanctions also could affect companies in this sector. Investments in the energy sector may be cyclical and/or highly volatile and subject to swift price fluctuations.
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Energy markets are subject to both short- and long-term trends that impact demand for and supply of energy commodities. A decrease in the production of energy commodities or a decrease in the volume of such commodities available may adversely impact the financial performance of companies operating in the energy sector. In addition, significant declines in the price of oil may contribute to significant market volatility, which may adversely affect the Fund’s performance.
Companies in the energy sector are subject to extensive government regulation, including contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings. A significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this industry. Energy companies may do business with companies in countries other than the United States. Such companies often operate in countries with less stringent regulatory regimes and countries that have a history of expropriation and/or nationalization, among other adverse policies. Recent global, political and economic events have created greater volatility in the energy sector. In particular, there has been significant market volatility in the crude oil markets as well as the oil futures markets. Such events may create wide fluctuations in the value of companies in this sector, which may affect the value of the Shares.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Securities of mid-capitalization companies tend to be more vulnerable to changing market conditions and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and thinly traded (that is, less liquid) than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market.
Often, mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions. In addition, mid-capitalization companies are typically less financially stable than larger, more established companies, and they may depend on a small number of essential personnel, making them more vulnerable to loss of personnel. Mid-capitalization companies also normally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments concerning their products. As such, mid-capitalization companies typically are more likely to be adversely affected than large-capitalization companies by changes in earnings results, business prospects, investor expectations or poor economic or market conditions.
Investment in Investment Companies Risk. Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease or the portfolio becomes illiquid. Moreover, the Fund will pay indirectly a proportional share of the fees and expenses of the investment companies in which it invests (including costs and fees of the investment companies), while continuing to pay its own management fee to the Adviser. As a result, shareholders will absorb duplicate levels of fees with respect to the Fund’s investments in other investment companies. Investments in another ETF are subject to, among other risks, the risk that the ETF’s shares may trade at a discount or premium relative to the NAV of its shares and the listing exchange may halt trading of the ETF’s shares.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
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In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result,
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the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to the components of the Underlying Index and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates.
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Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance. Interest expenses are excluded from the Fund expenses borne by the Adviser under the unitary management fee.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Portfolio Size Risk. Pursuant to its methodology, the Underlying Index may be composed of a relatively small number of individual securities, but as discussed above, at each quarterly rebalance the number of individual securities in the Underlying Index will be 22 or more. Therefore, in seeking to track the returns of the Underlying Index, the Fund typically will hold a similarly small number of securities. To the extent that a significant portion of the Fund’s total assets is invested in a limited number of securities, the appreciation or depreciation of any one security held by the
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Fund may have a greater impact on the Fund’s NAV than it would if the Fund invested in a greater number of securities.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.
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Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since April 2018. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since April 2018. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser an annual management fee equal to 0.40% of its average daily net assets (the “Advisory Fee”).
The Advisory Fee paid by the Fund to the Adviser is an annual unitary management fee. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, Acquired Fund Fees and Expenses, if any, litigation expenses, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “RSPG.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
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Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
■
To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
■
The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be
13

valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024	2023	2022
Per Share Operating Performance:
Net asset value at beginning of year	$69.97	$81.62	$69.69	$65.80	$40.75
Net investment income(a)	2.00	1.92	2.01	2.50	1.54
Net realized and unrealized gain (loss) on investments	39.60	(11.62)	11.86	4.04	24.84
Total from investment operations	41.60	(9.70)	13.87	6.54	26.38
Distributions to shareholders from:
Net investment income	(2.07)	(1.95)	(1.94)	(2.65)	(1.33)
Net asset value at end of year	$109.50	$69.97	$81.62	$69.69	$65.80
Market price at end of year(b)	$109.50	$69.93	$81.60	$69.70	$65.79
Net Asset Value Total Return(c)	60.44%	(12.14)%	20.19%	10.18%	65.91%
Market Price Total Return(c)	60.53%	(12.17)%	20.14%	10.21%	65.68%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$628,520	$415,617	$601,520	$530,334	$544,185
Ratio to average net assets of:
Expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	2.39%	2.42%	2.70%	3.57%	2.92%
Portfolio turnover rate(d)	21%	22%	13%	20%	50%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)
Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2022, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
The Underlying Index is a product of S&P Dow Jones Indices LLC or its affiliates (“S&P DJI”) and has been licensed for use by the Adviser. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). These trademarks have been licensed for use by S&P DJI and sublicensed for certain purposes to the Adviser.
The Fund is not sponsored, endorsed, sold or promoted by S&P DJI, Dow Jones, S&P or any of their respective affiliates. S&P DJI does not make any representation or warranty, express or implied, to the owners of the Fund, the Adviser, any Distributor or promoter of the Fund, or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P DJI’s only relationship to the Adviser with respect to the Underlying Index is the licensing of the Underlying Index and certain trademarks, service marks and/or trade names of S&P DJI and/or its licensors. The Underlying Index is determined, composed and calculated by S&P DJI without regard to the Fund, the Adviser, any Distributor or promoter of the Fund. S&P DJI has no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. S&P DJI is not responsible for and has not participated in the determination of the price and amount of the Shares, in the timing of the issuance or sale of the Shares or in the determination or calculation of the equation by which the Shares are converted into cash, cash surrendered, redeemed, etc. as applicable. S&P DJI has no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the Underlying Index will accurately track index performance or provide positive investment returns. S&P DJI is not an investment adviser or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within the Underlying Index is not a recommendation by S&P DJI to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DJI DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DJI INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS IN CALCULATING THE UNDERLYING INDEX. S&P DJI MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE
OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DJI BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DJI AND THE ADVISER, OTHER THAN THE LICENSORS OF THE UNDERLYING INDEX.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not
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participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and
Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-RSPG-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
RSP	Invesco S&P 500® Equal Weight ETF	NYSE Arca, Inc.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco S&P 500® Equal Weight ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%

Other Expenses	None

Total Annual Fund Operating Expenses	0.20

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 27% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Underlying Index, which consists of all of the components of the S&P 500® Index (the “Parent Index”). The Parent Index is designed to measure the performance of equity securities of larger U.S. companies. The Underlying Index is an equal-weighted version of the Parent Index. “Equal weighting” means that, unlike the Parent Index, which employs a float-adjusted market capitalization weighted methodology, the Underlying Index assigns each component security the same weight at each quarterly rebalance.
As of June 30, 2026, the Underlying Index was comprised of 504 constituents with market capitalizations ranging from $5.2 billion to $4.8 trillion.
 The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the components of the Underlying Index and in derivatives and other investments that have economic characteristics similar to the components of the Underlying Index (the “80% investment policy”).
Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a
1

short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies typically involves greater risk than is associated with investing in securities of larger, more established companies. Mid-capitalization companies’ securities may be more volatile and less liquid than those of larger, more established companies and may have returns that vary, sometimes significantly, from the overall securities market. Mid-capitalization companies may have less experienced management, more limited product and market diversification, and fewer financial resources compared to larger capitalization companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser, Invesco Capital Management LLC (the “Adviser”), seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the
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exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
The Fund is the successor to the investment performance of the Guggenheim S&P 500® Equal Weight ETF (the “Predecessor Fund”) as a result of the reorganization of the Predecessor Fund into the Fund, which was consummated after the close of business on April 6, 2018. Accordingly, the performance information shown below for periods ending on or prior to April 6, 2018 is that of the Predecessor Fund.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	12.03%
Best Quarter	June 30, 2020	21.64%
Worst Quarter	March 31, 2020	-26.63%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	4/24/2003	11.25%	10.25%	11.46%
Return After Taxes on Distributions		10.63	9.77	10.92
Return After Taxes on Distributions and Sale of Fund Shares		6.80	8.02	9.32

S&P 500® Equal Weight Index (reflects no deduction for fees, expenses or taxes)		11.43	10.48	11.71

S&P 500® Index (reflects no deduction for fees, expenses or taxes)		17.88	14.42	14.82

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	April 2018

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	April 2018

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to
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minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in the components of the Underlying Index. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
S&P 500® Equal Weight Index
The Underlying Index is composed of the components of the Parent Index. However, unlike the Parent Index, the Underlying Index is an equal weighted index. The general goal of an equal weighted index is to represent the performance of its constituents in equal proportion to one another. In comparison, the degree to which the performance of a constituent of a market capitalization weighted index is represented in the index is dependent on the size of the constituent. For example, a market capitalization weighted index such as the Parent Index tends to be largely representative of a small number of its largest constituents. The equal representation provided by an equal weighted index is intended to provide broader exposure to all index constituents, including relatively smaller constituents, than its market capitalization weighted counterpart.
The Underlying Index is rebalanced after the close of trading on the third Friday of March, June, September and December. Constituent changes are made in the Underlying Index as and when they are made in the Parent
Index. The composition of the Underlying Index is the same as that of the Parent Index, but each company is equally weighted rather than weighted by float-adjusted market capitalization.
The Fund is rebalanced in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure
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the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Securities of mid-capitalization companies tend to be more vulnerable to changing market conditions and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and thinly traded (that is, less liquid) than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market.
Often, mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions. In addition, mid-capitalization companies are typically less financially stable than larger, more established companies, and they may depend on a small number of essential personnel, making them more vulnerable to loss of personnel. Mid-capitalization companies also normally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments concerning their products. As such, mid-capitalization companies typically are more likely to be adversely affected than large-capitalization companies by changes in earnings results, business prospects, investor expectations or poor economic or market conditions.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry, competition for resources, adverse labor relations, political or world events, obsolescence of technologies, and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed
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non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV.
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The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to the components of the Underlying Index and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is
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possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance. Interest expenses are excluded from the Fund expenses borne by the Adviser under the unitary management fee.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
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Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively
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Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since April 2018. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since April 2018. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser an annual management fee equal to 0.20% of its average daily net assets (the “Advisory Fee”).
The Advisory Fee paid by the Fund to the Adviser is an annual unitary management fee. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, Acquired Fund Fees and Expenses, if any, litigation expenses, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “RSP.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks,
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trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily
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available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024	2023	2022
Per Share Operating Performance:
Net asset value at beginning of year	$169.21	$161.19	$145.11	$147.48	$148.18
Net investment income(a)	3.14	2.86	2.70	2.42	2.30
Net realized and unrealized gain (loss) on investments	34.09	7.97	15.95	(2.19)	(0.91)
Total from investment operations	37.23	10.83	18.65	0.23	1.39
Distributions to shareholders from:
Net investment income	(3.12)	(2.81)	(2.57)	(2.60)	(2.09)
Net asset value at end of year	$203.32	$169.21	$161.19	$145.11	$147.48
Market price at end of year(b)	$203.31	$169.06	$161.23	$145.10	$147.45
Net Asset Value Total Return(c)	22.17%	6.69%	12.95%	0.30%	0.88%
Market Price Total Return(c)	22.23%	6.56%	12.99%	0.29%	0.86%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$87,863,829	$69,750,495	$54,081,926	$33,752,310	$32,314,898
Ratio to average net assets of:
Expenses	0.20%	0.20%	0.20%	0.20%	0.20%
Net investment income	1.66%	1.65%	1.77%	1.70%	1.48%
Portfolio turnover rate(d)	27%	24%	21%	21%	18%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
The Underlying Index is a product of S&P Dow Jones Indices LLC or its affiliates (“S&P DJI”) and has been licensed for use by the Adviser. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). These trademarks have been licensed for use by S&P DJI and sublicensed for certain purposes to the Adviser.
The Fund is not sponsored, endorsed, sold or promoted by S&P DJI, Dow Jones, S&P or any of their respective affiliates. S&P DJI does not make any representation or warranty, express or implied, to the owners of the Fund, the Adviser, any Distributor or promoter of the Fund, or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P DJI’s only relationship to the Adviser with respect to the Underlying Index is the licensing of the Underlying Index and certain trademarks, service marks and/or trade names of S&P DJI and/or its licensors. The Underlying Index is determined, composed and calculated by S&P DJI without regard to the Fund, the Adviser, any Distributor or promoter of the Fund. S&P DJI has no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. S&P DJI is not responsible for and has not participated in the determination of the price and amount of the Shares, in the timing of the issuance or sale of the Shares or in the determination or calculation of the equation by which the Shares are converted into cash, cash surrendered, redeemed, etc. as applicable. S&P DJI has no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the Underlying Index will accurately track index performance or provide positive investment returns. S&P DJI is not an investment adviser or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within the Underlying Index is not a recommendation by S&P DJI to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DJI DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DJI INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS IN CALCULATING THE UNDERLYING INDEX. S&P DJI MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE
OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DJI BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DJI AND THE ADVISER, OTHER THAN THE LICENSORS OF THE UNDERLYING INDEX.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not
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participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and
Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-RSP-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
RSPF	Invesco S&P 500® Equal Weight Financials ETF	NYSE Arca, Inc.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco S&P 500® Equal Weight Financials ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Financials Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%

Other Expenses	None

Total Annual Fund Operating Expenses	0.40

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$41	$128	$224	$505
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 24% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is composed of securities of all companies included in the S&P 500® Index that are classified as members of the financials sector, as defined according to the Global Industry Classification Standard (“GICS®”). The financials sector includes companies engaged in banking, financial services, consumer finance, capital markets and insurance activities. It also includes financial exchanges & data companies and mortgage real estate investment trusts.
The Underlying Index is an equal-weighted index, which means that, unlike the S&P 500® Index, which employs a float-adjusted market capitalization weighted methodology, the Underlying Index assigns each component security the same weight at each quarterly rebalance.
As of June 30, 2026, the Underlying Index was comprised of 77 constituents with market capitalizations ranging from $6.5 billion to $877 billion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the components of the Underlying Index and in derivatives and other investments that have economic characteristics similar to the components of the Underlying Index (the “80% investment policy”).
Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of April 30, 2026, the Fund had significant exposure to the financials sector. The Fund’s portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In
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addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Financials Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financials sector. Financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Changes in interest rates can have a disproportionate effect on the financials sector, and financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector. Financial services companies have also been affected by increased competition, which could adversely affect the profitability or viability of such companies.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies typically involves greater risk than is associated with investing in securities of larger, more established companies. Mid-capitalization companies’ securities may be more volatile and less liquid than those of larger, more established companies and may have returns that vary, sometimes significantly, from the overall securities market. Mid-capitalization companies may have less experienced management, more limited product and market diversification, and fewer financial resources compared to larger capitalization companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
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Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser, Invesco Capital Management LLC (the “Adviser”), seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
The Fund is the successor to the investment performance of the Guggenheim S&P 500® Equal Weight Financials ETF (the “Predecessor Fund”) as a result of the reorganization of the Predecessor Fund into the Fund, which was consummated after the close of business on April 6, 2018. Accordingly, the performance information shown below for periods ending on or prior to April 6, 2018 is that of the Predecessor Fund.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	-0.07%
Best Quarter	December 31, 2020	26.90%
Worst Quarter	March 31, 2020	-32.33%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	11/1/2006	10.12%	12.42%	12.11%
Return After Taxes on Distributions		9.71	11.91	10.00
Return After Taxes on Distributions and Sale of Fund Shares		6.27	9.83	8.73

S&P 500® Equal Weight Financials Index (reflects no deduction for fees, expenses or taxes)		10.61	12.86	12.61

S&P 500® Index (reflects no deduction for fees, expenses or taxes)		17.88	14.42	14.82

S&P 500® Financials Index (reflects no deduction for fees, expenses or taxes)		15.02	15.27	13.18

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	April 2018

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	April 2018

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
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Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in the components of the Underlying Index. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
S&P 500® Equal Weight Financials Index
The Underlying Index is composed of securities of all companies included in the S&P 500® Index that are classified as members of the financials sector, as defined according to GICS®. However, unlike the S&P 500® Index, the Underlying Index is an equal weighted index. The general goal of an equal weighted index is to represent the performance of its constituents in equal proportion to one another. In comparison, the degree to which the performance of a constituent of a market capitalization weighted index is represented in the index is dependent on the size of the constituent. For example, a market capitalization weighted index such as the S&P 500® Index tends to be largely representative of a small number of its largest constituents. The equal representation provided by an equal weighted index is intended to provide broader exposure to all index constituents, including relatively smaller constituents, than its market capitalization weighted counterpart.
The Underlying Index is rebalanced after the close of trading on the third Friday of March, June, September and December. If a security in the S&P 500® Index is added to, or removed from, the financials sector, the security will be added to, or removed from, the Underlying Index simultaneously.
The Fund is rebalanced in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and
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may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and
Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Financials Sector Risk. Financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Changes in interest rates can have a disproportionate effect on the financials sector, and financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector. Financial services companies have also been affected by increased competition, which could adversely affect the profitability or viability of such companies. In addition, the financials sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions.
Global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region may adversely affect issuers in another country or region, which may adversely affect securities held by the Fund. These circumstances have also decreased liquidity in some markets and may continue to do so. Deterioration of credit markets can have an adverse impact on a broad range of financial markets, and thereby cause certain financial services companies to incur large losses. Certain financial services companies have experienced a decline in the valuation of their assets and even ceased operations.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
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Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Securities of mid-capitalization companies tend to be more vulnerable to changing market conditions and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and thinly traded (that is, less liquid) than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market.
Often, mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions. In addition, mid-capitalization companies are typically less financially stable than larger, more established companies, and they may depend on a small number of essential personnel, making them more vulnerable to loss of personnel. Mid-capitalization companies also normally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments concerning their products. As such, mid-capitalization companies typically are more likely to be adversely affected than large-capitalization companies by changes in earnings results, business prospects, investor expectations or poor economic or market conditions.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis
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(i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to the components of the Underlying Index and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction
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costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the
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Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance. Interest expenses are excluded from the Fund expenses borne by the Adviser under the unitary management fee.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares
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inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael
Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since April 2018. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since April 2018. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser an annual management fee equal to 0.40% of its average daily net assets (the “Advisory Fee”).
The Advisory Fee paid by the Fund to the Adviser is an annual unitary management fee. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, Acquired Fund Fees and Expenses, if any, litigation expenses, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.
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How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “RSPF.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
■
The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which
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dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
■
Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
■
Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
■
A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
■
The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
■
Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
■
Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
■
If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
■
A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
■
At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
■
By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
■
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
■
You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
■
Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
■
If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
■
Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
■
Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
■
To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
■
The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as
12

part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.
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Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
14

Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024	2023	2022
Per Share Operating Performance:
Net asset value at beginning of year	$69.66	$60.49	$51.10	$57.58	$59.67
Net investment income(a)	1.22	1.22	1.19	1.14	1.05
Net realized and unrealized gain (loss) on investments	6.42	9.17	9.46	(6.47)	(2.13)
Total from investment operations	7.64	10.39	10.65	(5.33)	(1.08)
Distributions to shareholders from:
Net investment income	(1.26)	(1.22)	(1.26)	(1.15)	(1.01)
Net asset value at end of year	$76.04	$69.66	$60.49	$51.10	$57.58
Market price at end of year(b)	$76.05	$69.61	$60.50	$51.09	$57.53
Net Asset Value Total Return(c)	11.00%	17.21%	21.08%	(9.31)%	(1.90)%
Market Price Total Return(c)	11.09%	17.10%	21.13%	(9.25)%	(2.08)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$276,799	$296,751	$259,507	$308,651	$483,651
Ratio to average net assets of:
Expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	1.61%	1.77%	2.19%	2.04%	1.68%
Portfolio turnover rate(d)	24%	19%	16%	25%	17%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
The Underlying Index is a product of S&P Dow Jones Indices LLC or its affiliates (“S&P DJI”) and has been licensed for use by the Adviser. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). These trademarks have been licensed for use by S&P DJI and sublicensed for certain purposes to the Adviser.
The Fund is not sponsored, endorsed, sold or promoted by S&P DJI, Dow Jones, S&P or any of their respective affiliates. S&P DJI does not make any representation or warranty, express or implied, to the owners of the Fund, the Adviser, any Distributor or promoter of the Fund, or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P DJI’s only relationship to the Adviser with respect to the Underlying Index is the licensing of the Underlying Index and certain trademarks, service marks and/or trade names of S&P DJI and/or its licensors. The Underlying Index is determined, composed and calculated by S&P DJI without regard to the Fund, the Adviser, any Distributor or promoter of the Fund. S&P DJI has no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. S&P DJI is not responsible for and has not participated in the determination of the price and amount of the Shares, in the timing of the issuance or sale of the Shares or in the determination or calculation of the equation by which the Shares are converted into cash, cash surrendered, redeemed, etc. as applicable. S&P DJI has no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the Underlying Index will accurately track index performance or provide positive investment returns. S&P DJI is not an investment adviser or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within the Underlying Index is not a recommendation by S&P DJI to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DJI DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DJI INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS IN CALCULATING THE UNDERLYING INDEX. S&P DJI MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE
OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DJI BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DJI AND THE ADVISER, OTHER THAN THE LICENSORS OF THE UNDERLYING INDEX.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not
16

participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and
Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-RSPF-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
RSPH	Invesco S&P 500® Equal Weight Health Care ETF	NYSE Arca, Inc.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco S&P 500® Equal Weight Health Care ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Health Care Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%

Other Expenses	None

Total Annual Fund Operating Expenses	0.40

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$41	$128	$224	$505
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 24% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is composed of securities of all companies included in the S&P 500® Index that are classified as members of the health care sector, as defined according to the Global Industry Classification Standard (“GICS®”). The health care sector includes health care providers and services, companies that manufacture and distribute health care equipment and supplies, health care technology companies and companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products.
The Underlying Index is an equal-weighted index, which means that, unlike the S&P 500® Index, which employs a float-adjusted market capitalization weighted methodology, the Underlying Index assigns each component security the same weight at each quarterly rebalance.
As of June 30, 2026, the Underlying Index was comprised of 59 constituents with market capitalizations ranging from $7.9 billion to $1.1 trillion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the components of the Underlying Index and in derivatives and other investments that have economic characteristics similar to the components of the Underlying Index (the “80% investment policy”).
Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of April 30, 2026, the Fund had significant exposure to the health care sector. The Fund’s portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of
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technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Health Care Sector Risk. Factors such as extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products, services and facilities, pricing pressure, an increased emphasis on outpatient services, a limited number of products, industry innovation, costs associated with obtaining and protecting patents, product liability and other claims, changes in technologies and other market developments can adversely affect companies in the health care sector.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies typically involves greater risk than is associated with investing in securities of larger, more established companies. Mid-capitalization companies’ securities may be more volatile and less liquid than those of larger, more established companies and may have returns that vary, sometimes significantly, from the overall securities market. Mid-capitalization companies may have less experienced management, more limited product and market diversification, and fewer financial resources compared to larger capitalization companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
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Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser, Invesco Capital Management LLC (the “Adviser”), seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
The Fund is the successor to the investment performance of the Guggenheim S&P 500® Equal Weight Health Care ETF (the “Predecessor Fund”) as a result of the reorganization of the Predecessor Fund into the Fund, which was consummated after the close of business on April 6, 2018. Accordingly, the performance information shown below for periods ending on or prior to April 6, 2018 is that of the Predecessor Fund.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	4.59%
Best Quarter	June 30, 2020	17.50%
Worst Quarter	March 31, 2020	-14.30%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	11/1/2006	9.34%	4.72%	8.22%
Return After Taxes on Distributions		9.12	4.53	8.04
Return After Taxes on Distributions and Sale of Fund Shares		5.62	3.64	6.67

S&P 500® Equal Weight Health Care Index (reflects no deduction for fees, expenses or taxes)		9.77	5.11	8.64

S&P 500® Index (reflects no deduction for fees, expenses or taxes)		17.88	14.42	14.82

S&P 500® Health Care Index (reflects no deduction for fees, expenses or taxes)		14.60	8.21	9.91

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	April 2018

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	April 2018

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
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Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in the components of the Underlying Index. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
S&P 500® Equal Weight Health Care Index
The Underlying Index is composed of securities of all companies included in the S&P 500® Index that are classified as members of the health care sector, as defined according to GICS®. However, unlike the S&P 500® Index, the Underlying Index is an equal weighted index. The general goal of an equal weighted index is to represent the performance of its constituents in equal proportion to one another. In comparison, the degree to which the performance of a constituent of a market capitalization weighted index is represented in the index is dependent on the size of the constituent. For example, a market capitalization weighted index such as the S&P 500® Index tends to be largely representative of a small number of its largest constituents. The equal representation provided by an equal weighted index is intended to provide broader exposure to all index constituents, including relatively smaller constituents, than its market capitalization weighted counterpart.
The Underlying Index is rebalanced after the close of trading on the third Friday of March, June, September and December. If a security in the S&P 500® Index is added to, or removed from, the health care sector, the security will be added to, or removed from, the Underlying Index simultaneously.
The Fund is rebalanced in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and
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may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and
Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Health Care Sector Risk. Factors that may affect the profitability of companies in the health care sector include extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products, services and facilities, pricing pressure, an increased emphasis on outpatient services, a limited number of products and product obsolescence due to industry innovation, changes in technologies and other market developments. A major source of revenue for the health care sector is payments from Medicare and Medicaid programs. As a result, the sector is sensitive to legislative changes and reductions in governmental spending for such programs, as well as state or local health care reform measures. Companies in the health care sector depend heavily on patent protection. The process of obtaining patent approval can be long and costly, and the expiration of patents may adversely affect the profitability of companies in this sector. Health care companies also are subject to extensive litigation based on product liability and similar claims. Health care companies are subject to competitive forces that may make raising prices difficult and, at times, may result in price discounting. In addition, companies in the health care sector may be thinly capitalized and therefore may be susceptible to product obsolescence.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Securities of mid-capitalization companies tend to be more vulnerable to changing market conditions and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and thinly
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traded (that is, less liquid) than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market.
Often, mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions. In addition, mid-capitalization companies are typically less financially stable than larger, more established companies, and they may depend on a small number of essential personnel, making them more vulnerable to loss of personnel. Mid-capitalization companies also normally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments concerning their products. As such, mid-capitalization companies typically are more likely to be adversely affected than large-capitalization companies by changes in earnings results, business prospects, investor expectations or poor economic or market conditions.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the
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extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to the components of the Underlying Index and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price
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of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the
Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance. Interest expenses are
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excluded from the Fund expenses borne by the Adviser under the unitary management fee.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of
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such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since April 2018. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since April 2018. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser an annual management fee equal to 0.40% of its average daily net assets (the “Advisory Fee”).
The Advisory Fee paid by the Fund to the Adviser is an annual unitary management fee. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, Acquired Fund Fees and Expenses, if any, litigation expenses, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although
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Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “RSPH.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its
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own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024(a)	2023(a)	2022(a)
Per Share Operating Performance:
Net asset value at beginning of year	$28.65	$29.75	$29.95	$28.17	$28.05
Net investment income(b)	0.23	0.21	0.20	0.18	0.18
Net realized and unrealized gain (loss) on investments	1.81	(1.09)	(0.21)	1.78	0.12 (c)
Total from investment operations	2.04	(0.88)	(0.01)	1.96	0.30
Distributions to shareholders from:
Net investment income	(0.22)	(0.22)	(0.19)	(0.18)	(0.18)
Net asset value at end of year	$30.47	$28.65	$29.75	$29.95	$28.17
Market price at end of year(d)	$30.46	$28.61	$29.76	$29.95	$28.16
Net Asset Value Total Return(e)	7.16%	(2.99)%	0.02%	7.00%	1.00%
Market Price Total Return(e)	7.28%	(3.16)%	0.05%	7.04%	0.91%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$689,440	$759,204	$950,950	$1,024,183	$901,310
Ratio to average net assets of:
Expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	0.74%	0.70%	0.70%	0.64%	0.59%
Portfolio turnover rate(f)	24%	23%	21%	26%	22%

(a)	Per share amounts have been adjusted to reflect a ten-for-one stock split effective after the close of business July 14, 2023.
(b)	Based on average shares outstanding.
(c)
Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(d)	The mean between the last bid and ask prices.
(e)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
The Underlying Index is a product of S&P Dow Jones Indices LLC or its affiliates (“S&P DJI”) and has been licensed for use by the Adviser. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). These trademarks have been licensed for use by S&P DJI and sublicensed for certain purposes to the Adviser.
The Fund is not sponsored, endorsed, sold or promoted by S&P DJI, Dow Jones, S&P or any of their respective affiliates. S&P DJI does not make any representation or warranty, express or implied, to the owners of the Fund, the Adviser, any Distributor or promoter of the Fund, or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P DJI’s only relationship to the Adviser with respect to the Underlying Index is the licensing of the Underlying Index and certain trademarks, service marks and/or trade names of S&P DJI and/or its licensors. The Underlying Index is determined, composed and calculated by S&P DJI without regard to the Fund, the Adviser, any Distributor or promoter of the Fund. S&P DJI has no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. S&P DJI is not responsible for and has not participated in the determination of the price and amount of the Shares, in the timing of the issuance or sale of the Shares or in the determination or calculation of the equation by which the Shares are converted into cash, cash surrendered, redeemed, etc. as applicable. S&P DJI has no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the Underlying Index will accurately track index performance or provide positive investment returns. S&P DJI is not an investment adviser or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within the Underlying Index is not a recommendation by S&P DJI to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DJI DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DJI INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS IN CALCULATING THE UNDERLYING INDEX. S&P DJI MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE
OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DJI BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DJI AND THE ADVISER, OTHER THAN THE LICENSORS OF THE UNDERLYING INDEX.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not
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participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and
Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-RSPH-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
RSPN	Invesco S&P 500® Equal Weight Industrials ETF	NYSE Arca, Inc.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco S&P 500® Equal Weight Industrials ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Industrials Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%

Other Expenses	None

Total Annual Fund Operating Expenses	0.40

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$41	$128	$224	$505
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 23% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is composed of securities of all companies included in the S&P 500® Index that are classified as members of the industrials sector, as defined according to the Global Industry Classification Standard (“GICS®”). The industrials sector includes manufacturers and distributors of capital goods such as aerospace and defense, building products, electrical equipment and machinery, companies that offer construction and engineering services, industrial conglomerates, providers of commercial and professional services including printing, environmental and facilities services, office services & supplies, security & alarm services, human resource & employment services, research & consulting services. It also includes companies that provide transportation services.
The Underlying Index is an equal-weighted index, which means that, unlike the S&P 500® Index, which employs a float-adjusted market capitalization weighted methodology, the Underlying Index assigns each component security the same weight at each quarterly rebalance.
As of June 30, 2026, the Underlying Index was comprised of 81 constituents with market capitalizations ranging from $7 billion to $490 billion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the components of the Underlying Index and in derivatives and other investments that have economic characteristics similar to the components of the Underlying Index (the “80% investment policy”).
Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of April 30, 2026, the Fund had significant exposure to the industrials sector. The Fund's portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such
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industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Industrials Sector Risk. Changes in government regulation, world events and economic conditions may adversely affect companies in the industrials sector. In addition, these companies are at risk for environmental and product liability damage claims. Industrial companies also may be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, trade disputes, supply chain and distribution disruptions, cyberattacks, increased competition, depletion of resources, obsolescence due to rapid technological developments and frequent new product introduction, consolidation, excess capacity, consumer preferences and spending trends, overall capital spending levels, business cycle fluctuations, labor relations and changes in the supply of and demand for their specific products or services or for industrials sector products in general.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies typically involves greater risk than is associated with investing in securities of larger, more established companies. Mid-capitalization companies’ securities may be more volatile and less liquid than those of larger, more established companies and may have returns that vary, sometimes significantly, from the overall securities market. Mid-capitalization companies may have less experienced management, more limited product and market diversification, and fewer financial resources compared to larger capitalization companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a
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variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser, Invesco Capital Management LLC (the “Adviser”), seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
The Fund is the successor to the investment performance of the Guggenheim S&P 500® Equal Weight Industrials ETF (the “Predecessor Fund”) as a result of the reorganization of the Predecessor Fund into the Fund, which was consummated after the close of business on April 6, 2018. Accordingly, the performance information shown below for periods ending on or prior to April 6, 2018 is that of the Predecessor Fund.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	13.49%
Best Quarter	June 30, 2020	22.00%
Worst Quarter	March 31, 2020	-26.89%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	11/1/2006	13.85%	13.51%	14.43%
Return After Taxes on Distributions		13.62	13.24	14.05
Return After Taxes on Distributions and Sale of Fund Shares		8.37	10.79	12.03

S&P 500® Equal Weight Industrials Index (reflects no deduction for fees, expenses or taxes)		14.34	13.97	14.89

S&P 500® Index (reflects no deduction for fees, expenses or taxes)		17.88	14.42	14.82

S&P 500® Industrials Index (reflects no deduction for fees, expenses or taxes)		19.42	13.66	13.02

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	April 2018

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	April 2018

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual
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retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in the components of the Underlying Index. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
S&P 500® Equal Weight Industrials Index
The Underlying Index is composed of securities of all companies included in the S&P 500® Index that are classified as members of the industrials sector, as defined according to GICS®. However, unlike the S&P 500® Index, the Underlying Index is an equal weighted index. The general goal of an equal weighted index is to represent the performance of its constituents in equal proportion to one another. In comparison, the degree to which the performance of a constituent of a market capitalization weighted index is represented in the index is dependent on the size of the constituent. For example, a market capitalization weighted index such as the S&P 500® Index tends to be largely representative of a small number of its largest constituents. The equal representation provided by an equal weighted index is intended to provide broader exposure to all index constituents, including relatively smaller constituents, than its market capitalization weighted counterpart.
The Underlying Index is rebalanced after the close of trading on the third Friday of March, June, September and December. If a security in the S&P 500® Index is added to, or removed from, the industrials sector, the security will be added to, or removed from, the Underlying Index simultaneously.
The Fund is rebalanced in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which
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the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Industrials Sector Risk. Changes in government regulation, world events and economic conditions may adversely affect the companies in the industrials sector. In addition, these companies are at risk for environmental and product liability damage claims. Industrial companies also may be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, supply chain and distribution disruptions, cyberattacks, increased competition, depletion of resources, obsolescence due to rapid technological developments and frequent new product introduction, consolidation, excess capacity, consumer preferences and spending trends, overall capital spending levels, labor relations and changes in the supply of and demand for their specific products or services or for industrials sector products in general. Furthermore, changes in government spending policies, trade restrictions and tariffs as well as broader geopolitical developments could adversely affect industrials companies.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Securities of mid-capitalization companies tend to be more vulnerable to changing market conditions and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and thinly traded (that is, less liquid) than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market.
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Often, mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions. In addition, mid-capitalization companies are typically less financially stable than larger, more established companies, and they may depend on a small number of essential personnel, making them more vulnerable to loss of personnel. Mid-capitalization companies also normally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments concerning their products. As such, mid-capitalization companies typically are more likely to be adversely affected than large-capitalization companies by changes in earnings results, business prospects, investor expectations or poor economic or market conditions.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it
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may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to the components of the Underlying Index and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt
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security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance. Interest expenses are excluded from the Fund expenses borne by the Adviser under the unitary management fee.
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Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.
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Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since April 2018. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since April 2018. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser an annual management fee equal to 0.40% of its average daily net assets (the “Advisory Fee”).
The Advisory Fee paid by the Fund to the Adviser is an annual unitary management fee. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, Acquired Fund Fees and Expenses, if any, litigation expenses, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid
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and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “RSPN.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and
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qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation
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Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024(a)	2023(a)	2022(a)
Per Share Operating Performance:
Net asset value at beginning of year	$48.68	$45.61	$37.27	$35.40	$37.05
Net investment income(b)	0.51	0.49	0.46	0.40	0.30
Net realized and unrealized gain (loss) on investments	12.69	3.07	8.34	1.88	(1.67)
Total from investment operations	13.20	3.56	8.80	2.28	(1.37)
Distributions to shareholders from:
Net investment income	(0.50)	(0.49)	(0.46)	(0.41)	(0.28)
Net asset value at end of year	$61.38	$48.68	$45.61	$37.27	$35.40
Market price at end of year(c)	$61.38	$48.64	$45.63	$37.28	$35.39
Net Asset Value Total Return(d)	27.21%	7.80%	23.72%	6.55%	(3.70)%
Market Price Total Return(d)	27.33%	7.66%	23.75%	6.61%	(3.71)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,002,288	$576,861	$691,503	$370,884	$410,685
Ratio to average net assets of:
Expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	0.90%	0.98%	1.11%	1.13%	0.79%
Portfolio turnover rate(e)	23%	21%	22%	22%	17%

(a)	Per share amounts have been adjusted to reflect a five-for-one stock split effective after the close of business on July 14, 2023.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
The Underlying Index is a product of S&P Dow Jones Indices LLC or its affiliates (“S&P DJI”) and has been licensed for use by the Adviser. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). These trademarks have been licensed for use by S&P DJI and sublicensed for certain purposes to the Adviser.
The Fund is not sponsored, endorsed, sold or promoted by S&P DJI, Dow Jones, S&P or any of their respective affiliates. S&P DJI does not make any representation or warranty, express or implied, to the owners of the Fund, the Adviser, any Distributor or promoter of the Fund, or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P DJI’s only relationship to the Adviser with respect to the Underlying Index is the licensing of the Underlying Index and certain trademarks, service marks and/or trade names of S&P DJI and/or its licensors. The Underlying Index is determined, composed and calculated by S&P DJI without regard to the Fund, the Adviser, any Distributor or promoter of the Fund. S&P DJI has no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. S&P DJI is not responsible for and has not participated in the determination of the price and amount of the Shares, in the timing of the issuance or sale of the Shares or in the determination or calculation of the equation by which the Shares are converted into cash, cash surrendered, redeemed, etc. as applicable. S&P DJI has no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the Underlying Index will accurately track index performance or provide positive investment returns. S&P DJI is not an investment adviser or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within the Underlying Index is not a recommendation by S&P DJI to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DJI DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DJI INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS IN CALCULATING THE UNDERLYING INDEX. S&P DJI MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE
OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DJI BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DJI AND THE ADVISER, OTHER THAN THE LICENSORS OF THE UNDERLYING INDEX.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not
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participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and
Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-RSPN-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
RSPM	Invesco S&P 500® Equal Weight Materials ETF	NYSE Arca, Inc.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco S&P 500® Equal Weight Materials ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Materials Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%

Other Expenses	None

Total Annual Fund Operating Expenses	0.40

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$41	$128	$224	$505
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 34% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is composed of securities of all companies included in the S&P 500® Index that are classified as members of the materials sector, as defined according to the Global Industry Classification Standard (“GICS®”). The materials sector includes companies that manufacture chemicals, construction materials, forest products, glass, paper and related containers and packaging products, and metals, minerals and mining companies, including producers of steel.
 The Underlying Index is an equal-weighted index, which means that, unlike the S&P 500® Index, which employs a float-adjusted market capitalization weighted methodology, the Underlying Index assigns each component security the same weight at each quarterly rebalance.
As of June 30, 2026, the Underlying Index was comprised of 26 constituents with market capitalizations ranging from $6.7 billion to $240 billion.
Although the Fund generally seeks to employ a “full replication” methodology in seeking to track the Underlying Index (meaning that the Fund generally invests in all of the securities comprising the Underlying
Index in proportion to their weightings in the Underlying Index), the Fund at times may employ a “sampling” methodology, which may include, after investing at least 90% of its total assets in the components of the Underlying Index, investing a portion of its assets in other investment companies, including exchange-traded funds (“ETFs”). Such investment companies may be affiliated with the Fund and will seek to invest in securities of companies in the materials sector.
In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the components of the Underlying Index and in derivatives and other investments that have economic characteristics similar to the components of the Underlying Index (the “80% investment policy”).
Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of April 30, 2026, the Fund had significant exposure to the materials sector. The Fund’s portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such
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industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Materials Sector Risk. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations may adversely affect the companies engaged in the production and distribution of materials.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies typically involves greater risk than is associated with investing in securities of larger, more established companies. Mid-capitalization companies’ securities may be more volatile and less liquid than those of larger, more established companies and may have returns that vary, sometimes significantly, from the overall securities market. Mid-capitalization companies may have less experienced management, more limited product and market diversification, and fewer financial resources compared to larger capitalization companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Investment in Investment Companies Risk. Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease or the portfolio becomes illiquid. Moreover, the Fund will pay indirectly a proportional share of the fees and expenses of the investment companies in which it invests. Investments in another ETF are subject to, among other risks, the risk that the ETF’s shares may trade at a discount or premium relative to the NAV of its shares and the listing exchange may halt trading of the ETF’s shares.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating
2

liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser, Invesco Capital Management LLC (the “Adviser”), seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
The Fund is the successor to the investment performance of the Guggenheim S&P 500® Equal Weight Materials ETF (the “Predecessor Fund”) as a result of the reorganization of the Predecessor Fund into the Fund, which was consummated after the close of business on April 6, 2018. Accordingly, the performance information shown below for periods ending on or prior to April 6, 2018 is that of the Predecessor Fund.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	14.53%
Best Quarter	June 30, 2020	25.04%
Worst Quarter	March 31, 2020	-28.82%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	11/1/2006	6.67%	6.15%	10.44%
Return After Taxes on Distributions		6.12	5.66	9.87
Return After Taxes on Distributions and Sale of Fund Shares		4.30	4.78	8.47

S&P 500® Equal Weight Materials Index (reflects no deduction for fees, expenses or taxes)		7.13	6.55	10.86

S&P 500® Index (reflects no deduction for fees, expenses or taxes)		17.88	14.42	14.82

S&P 500® Materials Index (reflects no deduction for fees, expenses or taxes)		10.54	6.79	9.92

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	April 2018

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	April 2018

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual
3

retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in the components of the Underlying Index. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
S&P 500® Equal Weight Materials Index
The Underlying Index is composed of securities of all companies included in the S&P 500® Index that are classified as members of the materials sector, as defined according to GICS®. However, unlike the S&P 500® Index, the Underlying Index is an equal weighted index. The general goal of an equal weighted index is to represent the performance of its constituents in equal proportion to one another. In comparison, the degree to which the performance of a constituent of a market capitalization weighted index is represented in the index is dependent on the size of the constituent. For example, a market capitalization weighted index such as the S&P 500® Index tends to be largely representative of a small number of its largest constituents. The equal representation provided by an equal weighted index is intended to provide broader exposure to all index constituents, including relatively smaller constituents, than its market capitalization weighted counterpart.
The Underlying Index is rebalanced after the close of trading on the third Friday of March, June, September and December. If a security in the S&P 500® Index is added to, or removed from, the materials sector, the security will be added to, or removed from, the Underlying Index simultaneously.
The Fund is rebalanced in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which
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the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Materials Sector Risk. Companies engaged in the production and distribution of materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, increased competition and the imposition of import controls. Production of industrial materials may exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns. In addition, issuers in the materials sector are at risk for environmental damage and product liability claims and may be adversely affected by the depletion of resources, technical progress, labor relations and government regulations.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Securities of mid-capitalization companies tend to be more vulnerable to changing market conditions and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and thinly traded (that is, less liquid) than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market.
Often, mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions. In addition, mid-capitalization companies are typically less financially stable than larger, more established companies, and
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they may depend on a small number of essential personnel, making them more vulnerable to loss of personnel. Mid-capitalization companies also normally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments concerning their products. As such, mid-capitalization companies typically are more likely to be adversely affected than large-capitalization companies by changes in earnings results, business prospects, investor expectations or poor economic or market conditions.
Investment in Investment Companies Risk. Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease or the portfolio becomes illiquid. Moreover, the Fund will pay indirectly a proportional share of the fees and expenses of the investment companies in which it invests (including costs and fees of the investment companies), while continuing to pay its own management fee to the Adviser. As a result, shareholders will absorb duplicate levels of fees with respect to the Fund’s investments in other investment companies. Investments in another ETF are subject to, among other risks, the risk that the ETF’s shares may trade at a discount or premium relative to the NAV of its shares and the listing exchange may halt trading of the ETF’s shares.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of
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APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to the components of the Underlying Index and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction
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costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the
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Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance. Interest expenses are excluded from the Fund expenses borne by the Adviser under the unitary management fee.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Portfolio Size Risk. Pursuant to its methodology, the Underlying Index may be composed of a relatively small number of individual securities. Therefore, in seeking to track the returns of the Underlying Index, the Fund typically will hold a similarly small number of securities. To the extent that a significant portion of the Fund’s total assets is invested in a limited number of securities, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund’s NAV than it would if the Fund invested in a greater number of securities.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer
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of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since April 2018. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since April 2018. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser an annual management fee equal to 0.40% of its average daily net assets (the “Advisory Fee”).
The Advisory Fee paid by the Fund to the Adviser is an annual unitary management fee. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, Acquired Fund Fees and Expenses, if any, litigation expenses, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date.
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A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “RSPM.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
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Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
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Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.
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Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024(a)	2023(a)	2022(a)
Per Share Operating Performance:
Net asset value at beginning of year	$30.84	$34.56	$32.14	$35.85	$33.07
Net investment income(b)	0.69	0.68	0.68	0.72	0.52
Net realized and unrealized gain (loss) on investments	8.47	(3.72)	2.43	(3.71)	2.80
Total from investment operations	9.16	(3.04)	3.11	(2.99)	3.32
Distributions to shareholders from:
Net investment income	(0.59)	(0.68)	(0.69)	(0.72)	(0.54)
Net asset value at end of year	$39.41	$30.84	$34.56	$32.14	$35.85
Market price at end of year(c)	$39.40	$30.82	$34.56	$32.12	$35.85
Net Asset Value Total Return(d)	30.05%	(8.96)%	9.81%	(8.32)%	10.18%
Market Price Total Return(d)	30.10%	(9.02)%	9.85%	(8.34)%	10.11%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$180,896	$172,678	$283,716	$339,030	$573,653
Ratio to average net assets of:
Expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	2.00%	1.95%	2.09%	2.18%	1.50%
Portfolio turnover rate(e)	34%	26%	18%	22%	15%

(a)	Per share amounts have been adjusted to reflect a five-for-one stock split effective after the close of business on July 14, 2023.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
The Underlying Index is a product of S&P Dow Jones Indices LLC or its affiliates (“S&P DJI”) and has been licensed for use by the Adviser. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). These trademarks have been licensed for use by S&P DJI and sublicensed for certain purposes to the Adviser.
The Fund is not sponsored, endorsed, sold or promoted by S&P DJI, Dow Jones, S&P or any of their respective affiliates. S&P DJI does not make any representation or warranty, express or implied, to the owners of the Fund, the Adviser, any Distributor or promoter of the Fund, or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P DJI’s only relationship to the Adviser with respect to the Underlying Index is the licensing of the Underlying Index and certain trademarks, service marks and/or trade names of S&P DJI and/or its licensors. The Underlying Index is determined, composed and calculated by S&P DJI without regard to the Fund, the Adviser, any Distributor or promoter of the Fund. S&P DJI has no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. S&P DJI is not responsible for and has not participated in the determination of the price and amount of the Shares, in the timing of the issuance or sale of the Shares or in the determination or calculation of the equation by which the Shares are converted into cash, cash surrendered, redeemed, etc. as applicable. S&P DJI has no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the Underlying Index will accurately track index performance or provide positive investment returns. S&P DJI is not an investment adviser or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within the Underlying Index is not a recommendation by S&P DJI to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DJI DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DJI INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS IN CALCULATING THE UNDERLYING INDEX. S&P DJI MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE
OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DJI BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DJI AND THE ADVISER, OTHER THAN THE LICENSORS OF THE UNDERLYING INDEX.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not
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participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and
Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-RSPM-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
RSPR	Invesco S&P 500® Equal Weight Real Estate ETF	NYSE Arca, Inc.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco S&P 500® Equal Weight Real Estate ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Real Estate Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%

Other Expenses	None

Total Annual Fund Operating Expenses	0.40

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$41	$128	$224	$505
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 14% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is composed of securities of all companies included in the S&P 500® Index that are classified as members of the real estate sector, as defined according to the Global Industry Classification Standard (“GICS®”). The real estate sector includes companies engaged in real estate development and operation, offering real estate related services and equity real estate investment trusts (“REITs”).
The Underlying Index is an equal-weighted index, which means that, unlike the S&P 500® Index, which employs a float-adjusted market capitalization weighted methodology, the Underlying Index assigns each component security the same weight at each quarterly rebalance.
As of June 30, 2026, the Underlying Index was comprised of 31 constituents with market capitalizations ranging from $9.2 billion to $160 billion.
Although the Fund generally seeks to employ a “full replication” methodology in seeking to track the Underlying Index (meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index), the Fund at times may employ a “sampling” methodology, which may include, after investing at least 90% of its total assets in the components of the Underlying Index, investing a portion of its assets in other investment companies, including exchange-traded funds (“ETFs”). Such investment companies may be affiliated with the Fund and will seek to invest in securities of companies in the real estate sector.
In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the components of the Underlying Index and in derivatives and other investments that have economic characteristics similar to the components of the Underlying Index (the “80% investment policy”).
Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of April 30, 2026, the Fund had significant exposure to the real estate sector. The Fund’s portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in
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which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Real Estate Sector Risk. The real estate sector contains companies operating in real estate development and operation, as well as companies related to the real estate sector, including REITs. Investments in securities of these companies are subject to risks such as: fluctuations in the value of the underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; changes in the availability, cost and terms of mortgage funds; increased competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences, including the impact of changes in environmental laws. The real estate sector is particularly sensitive to economic downturns and changes to interest rates.
REIT Risk. REITs are pooled investment vehicles that trade like stocks and invest substantially all of their assets in real estate, and may qualify for special tax considerations. REITs are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. Further, failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the REIT’s shareholders. In addition, REITs may have expenses, including advisory and administration expenses, and REIT shareholders will incur a proportionate share of the underlying expenses.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies typically involves greater risk than is associated with investing in securities of larger, more established companies. Mid-capitalization companies’ securities may be more volatile and less liquid than those of larger, more established companies and may have returns that vary, sometimes significantly, from the overall securities market. Mid-capitalization companies may have less experienced management, more limited product and market diversification, and fewer financial resources compared to larger capitalization companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Investment in Investment Companies Risk. Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease or the portfolio becomes illiquid. Moreover, the Fund will pay indirectly a proportional share of the fees and expenses of the investment companies in which it invests. Investments in another ETF are subject to, among other risks, the risk that the ETF’s shares may trade at a discount or premium relative to the NAV of its shares and the listing exchange may halt trading of the ETF’s shares.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on
2

behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser, Invesco Capital Management LLC (the “Adviser”), seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
The Fund is the successor to the investment performance of the Guggenheim S&P 500® Equal Weight Real Estate ETF (the “Predecessor Fund”) as a result of the reorganization of the Predecessor Fund into the Fund, which was consummated after the close of business on April 6, 2018. Accordingly, the performance information shown below for periods ending on or prior to April 6, 2018 is that of the Predecessor Fund.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	10.65%
Best Quarter	December 31, 2023	17.35%
Worst Quarter	March 31, 2020	-25.28%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	8/13/2015	-2.04%	5.85%	5.81%
Return After Taxes on Distributions		-3.06	4.64	4.55
Return After Taxes on Distributions and Sale of Fund Shares		-1.18	4.03	4.01

S&P 500® Equal Weight Real Estate Index (reflects no deduction for fees, expenses or taxes)		-1.63	6.26	6.20

S&P 500® Index (reflects no deduction for fees, expenses or taxes)		17.88	14.42	14.82

S&P 500® Real Estate Index (reflects no deduction for fees, expenses or taxes)		3.15	5.66	—

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	April 2018

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	April 2018

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in
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exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in the components of the Underlying Index. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
S&P 500® Equal Weight Real Estate Index
The Underlying Index is composed of securities of all companies included in the S&P 500® Index that are classified as members of the real estate sector, as defined according to GICS®. However, unlike the S&P 500® Index, the Underlying Index is an equal weighted index. The general goal of an equal weighted index is to represent the performance of its constituents in equal proportion to one another. In comparison, the degree to which the performance of a constituent of a market capitalization weighted index is represented in the index is dependent on the size of the constituent. For example, a market capitalization weighted index such as the S&P 500® Index tends to be largely representative of a small number of its largest constituents. The equal representation provided by an equal weighted index is intended to provide broader exposure to all index constituents, including relatively smaller constituents, than its market capitalization weighted counterpart.
The Underlying Index is rebalanced after the close of trading on the third Friday of March, June, September and December. If a security in the S&P 500® Index is added to, or removed from, the real estate sector, the security will be added to, or removed from, the Underlying Index simultaneously.
The Fund is rebalanced in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions,
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economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Real Estate Sector Risk. The risks associated with investments in securities issued by companies in the real estate sector and companies related to the real estate sector, including REITs, consist of: fluctuations in the value of the underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; changes in the availability, cost and terms of mortgage funds; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences, including the impact of changes in environmental laws.
The real estate sector has historically been cyclical and particularly sensitive to economic downturns. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates.
REIT Risk. The REITs in which the Fund may invest will be subject to risks inherent in the direct ownership of real estate. These risks include, among others: fluctuations in the value of the underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; changes in the availability, cost and terms of mortgage funds; increased competition, property taxes, capital expenditures, or operating expenses; and other occurrences, including the impact of changes in environmental laws that may affect the real estate industry. A REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, or the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The value of a REIT can depend on the structure of and cash flow generated by the REIT. In addition, like mutual funds, REITs have expenses, including advisory and administration fees, that their shareholders pay. As a result, an investor may absorb duplicate levels of fees when the Fund invests in REITs. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing the return to the Fund on its investment in such company.
Recently, commercial real estate foreclosures have notably increased due to sustained higher interest rates and the marked prevalence of remote work arrangements in the wake of the COVID-19 pandemic, which has resulted in a waning demand for commercial office space. These developments may also adversely affect the price at which companies can
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sell real estate, because purchasers may not be able to obtain financing on attractive terms or at all. These developments affecting the real estate industry could adversely affect the real estate companies in which the Fund invests.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Securities of mid-capitalization companies tend to be more vulnerable to changing market conditions and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and thinly traded (that is, less liquid) than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market.
Often, mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions. In addition, mid-capitalization companies are typically less financially stable than larger, more established companies, and they may depend on a small number of essential personnel, making them more vulnerable to loss of personnel. Mid-capitalization companies also normally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments concerning their products. As such, mid-capitalization companies typically are more likely to be adversely affected than large-capitalization companies by changes in earnings results, business prospects, investor expectations or poor economic or market conditions.
Investment in Investment Companies Risk. Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease or the portfolio becomes illiquid. Moreover, the Fund will pay indirectly a proportional share of the fees and expenses of the investment companies in which it invests (including costs and fees of the investment companies), while continuing to pay its own management fee to the Adviser. As a result, shareholders will absorb duplicate levels of fees with respect to the Fund’s investments in other investment companies. Investments in another ETF are subject to, among other risks, the risk that the ETF’s shares may trade at a discount or premium relative to the NAV of its shares and the listing exchange may halt trading of the ETF’s shares.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of
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assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
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Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to the components of the Underlying Index and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider
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gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance. Interest expenses are excluded from the Fund expenses borne by the Adviser under the unitary management fee.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Portfolio Size Risk. Pursuant to its methodology, the Underlying Index may be composed of a relatively small number of individual securities. Therefore, in seeking to track the returns of the Underlying Index, the Fund typically will hold a similarly small number of securities. To the extent that a significant portion of the Fund’s total assets is invested in a limited number of securities, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund’s NAV than it would if the Fund invested in a greater number of securities.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use
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futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
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Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since April 2018. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since April 2018. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser an annual management fee equal to 0.40% of its average daily net assets (the “Advisory Fee”).
The Advisory Fee paid by the Fund to the Adviser is an annual unitary management fee. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, Acquired Fund Fees and Expenses, if any, litigation expenses, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “RSPR.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.
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Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or
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“adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
■
The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Additional Considerations for Investments in Real Estate Securities
■
Because of “noncash” expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn the Fund, may distribute this excess cash. Such a distribution is classified as a return of capital. Return of capital distributions generally are not taxable to you. Your cost basis in your
Shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.
■
Dividends paid to shareholders from the Fund’s investments in U.S. REITs generally will not qualify for taxation at long-term capital gain rates applicable to qualified dividend income.
■
The Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Fund realizes excess inclusion income in excess of certain threshold amounts.
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Under the Tax Cuts and Jobs Act, “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. The Fund may choose to report the special character of “qualified REIT dividends” to a shareholder, provided both the Fund and the shareholder meet certain holding period requirements with respect to their shares.
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The Fund’s foreign shareholders should see the SAI for a discussion of the risks and special tax consequences to them from a sale of a U.S. real property interest by a REIT in which the Fund invests.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.
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Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024	2023	2022
Per Share Operating Performance:
Net asset value at beginning of year	$34.70	$31.08	$31.16	$38.79	$35.09
Net investment income(a)	0.99	0.91	0.90	0.94	0.57
Net realized and unrealized gain (loss) on investments	0.99	3.61	0.16	(7.82)	4.04
Total from investment operations	1.98	4.52	1.06	(6.88)	4.61
Distributions to shareholders from:
Net investment income	(0.96)	(0.90)	(1.14)	(0.75)	(0.91)
Net asset value at end of year	$35.72	$34.70	$31.08	$31.16	$38.79
Market price at end of year(b)	$35.71	$34.72	$31.08	$31.16	$38.88
Net Asset Value Total Return(c)	5.87%	14.51%	3.43%	(17.78)%	13.20%
Market Price Total Return(c)	5.79%	14.57%	3.43%	(17.98)%	13.37%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$98,235	$110,707	$109,082	$102,818	$172,210
Ratio to average net assets of:
Expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	2.85%	2.58%	2.92%	2.85%	1.48%
Portfolio turnover rate(d)	14%	14%	15%	26%	19%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
The Underlying Index is a product of S&P Dow Jones Indices LLC or its affiliates (“S&P DJI”) and has been licensed for use by the Adviser. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). These trademarks have been licensed for use by S&P DJI and sublicensed for certain purposes to the Adviser.
The Fund is not sponsored, endorsed, sold or promoted by S&P DJI, Dow Jones, S&P or any of their respective affiliates. S&P DJI does not make any representation or warranty, express or implied, to the owners of the Fund, the Adviser, any Distributor or promoter of the Fund, or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P DJI’s only relationship to the Adviser with respect to the Underlying Index is the licensing of the Underlying Index and certain trademarks, service marks and/or trade names of S&P DJI and/or its licensors. The Underlying Index is determined, composed and calculated by S&P DJI without regard to the Fund, the Adviser, any Distributor or promoter of the Fund. S&P DJI has no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. S&P DJI is not responsible for and has not participated in the determination of the price and amount of the Shares, in the timing of the issuance or sale of the Shares or in the determination or calculation of the equation by which the Shares are converted into cash, cash surrendered, redeemed, etc. as applicable. S&P DJI has no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the Underlying Index will accurately track index performance or provide positive investment returns. S&P DJI is not an investment adviser or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within the Underlying Index is not a recommendation by S&P DJI to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DJI DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DJI INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS IN CALCULATING THE UNDERLYING INDEX. S&P DJI MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE
OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DJI BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DJI AND THE ADVISER, OTHER THAN THE LICENSORS OF THE UNDERLYING INDEX.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not
16

participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and
Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-RSPR-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
RSPT	Invesco S&P 500® Equal Weight Technology ETF	NYSE Arca, Inc.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco S&P 500® Equal Weight Technology ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Information Technology Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%

Other Expenses	None

Total Annual Fund Operating Expenses	0.40

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$41	$128	$224	$505
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 31% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is composed of securities of all companies included in the S&P 500® Index that are classified as members of the information technology services sector, as defined according to the Global Industry Classification Standard (“GICS®”). The information technology sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors and related equipment and materials.
The Underlying Index is an equal-weighted index, which means that, unlike the S&P 500® Index, which employs a float-adjusted market capitalization weighted methodology, the Underlying Index assigns each component security the same weight at each quarterly rebalance.
As of June 30, 2026, the Underlying Index was comprised of 74 constituents with market capitalizations ranging from $8.7 billion to $4.8 trillion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the components of the Underlying Index and in derivatives and other investments that have economic characteristics similar to the components of the Underlying Index (the “80% investment policy”).
Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of April 30, 2026, the Fund had significant exposure to the information technology sector. The Fund’s portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could
1

negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Information Technology Sector Risk. Information technology companies are subject to intense competition, and their products are at risk of rapid obsolescence, which make the prices of securities issued by these companies particularly volatile. Product obsolescence can result from rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Factors that may also significantly affect the market value of securities of issuers in the information technology sector include the failure to obtain, or delays in obtaining, financing or regulatory approval, product incompatibility, changing consumer preferences, increased government scrutiny, high required corporate capital expenditure for research and development or infrastructure and development of new products, and competition from alternative technologies. Information technology companies are also heavily dependent on patent and other intellectual property rights, and the loss or impairment of these rights may adversely affect the company's profitability.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies typically involves greater risk than is associated with investing in securities of larger, more established companies. Mid-capitalization companies’ securities may be more volatile and less liquid than those of larger, more established companies and may have returns that vary, sometimes significantly, from the overall securities market. Mid-capitalization companies may have less experienced management, more limited product and market diversification, and fewer financial resources compared to larger capitalization companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a
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variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser, Invesco Capital Management LLC (the “Adviser”), seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
The Fund is the successor to the investment performance of the Guggenheim S&P 500® Equal Weight Technology ETF (the “Predecessor Fund”) as a result of the reorganization of the Predecessor Fund into the Fund, which was consummated after the close of business on April 6, 2018. Accordingly, the performance information shown below for periods ending on or prior to April 6, 2018 is that of the Predecessor Fund.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	41.94%
Best Quarter	June 30, 2020	25.49%
Worst Quarter	March 31, 2020	-19.06%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	11/1/2006	22.03%	13.02%	18.30%
Return After Taxes on Distributions		21.99	12.87	18.01
Return After Taxes on Distributions and Sale of Fund Shares		13.17	10.40	15.61

S&P 500® Equal Weight Information Technology Index (reflects no deduction for fees, expenses or taxes)		22.57	13.47	18.79

S&P 500® Index (reflects no deduction for fees, expenses or taxes)		17.88	14.42	14.82

S&P 500® Information Technology Index (reflects no deduction for fees, expenses or taxes)		24.04	20.91	24.30

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	April 2018

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	April 2018

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual
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retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in the components of the Underlying Index. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
S&P 500® Equal Weight Information Technology Index
The Underlying Index is composed of securities of all companies included in the S&P 500® Index that are classified as members of the information technology sector, as defined according to GICS®. However, unlike the S&P 500® Index, the Underlying Index is an equal weighted index. The general goal of an equal weighted index is to represent the performance of its constituents in equal proportion to one another. In comparison, the degree to which the performance of a constituent of a market capitalization weighted index is represented in the index is dependent on the size of the constituent. For example, a market capitalization weighted index such as the S&P 500® Index tends to be largely representative of a small number of its largest constituents. The equal representation provided by an equal weighted index is intended to provide broader exposure to all index constituents, including relatively smaller constituents, than its market capitalization weighted counterpart.
The Underlying Index is rebalanced after the close of trading on the third Friday of March, June, September and December. If a security in the S&P 500® Index is added to, or removed from, the information technology sector, the security will be added to, or removed from, the Underlying Index simultaneously.
The Fund is rebalanced in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which
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the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Information Technology Sector Risk. Information technology companies are subject to intense competition and their products are at risk of rapid obsolescence, which make the prices of securities issued by these companies particularly volatile. Product obsolescence can result from rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Factors that may also significantly affect the market value of securities of issuers in the information technology sector include the failure to obtain, or delays in obtaining, financing or regulatory approvals, product incompatibility, changing consumer preferences, increased government scrutiny, high required corporate capital expenditure for research and development or infrastructure and development of new products and competition from alternative technologies. Information technology companies are also heavily dependent on patent and other intellectual property rights, and the loss or impairment of these rights may adversely affect the company's profitability.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Securities of mid-capitalization companies tend to be more vulnerable to changing market conditions and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and thinly traded (that is, less liquid) than those of more established companies. These
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securities may have returns that vary, sometimes significantly, from the overall securities market.
Often, mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions. In addition, mid-capitalization companies are typically less financially stable than larger, more established companies, and they may depend on a small number of essential personnel, making them more vulnerable to loss of personnel. Mid-capitalization companies also normally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments concerning their products. As such, mid-capitalization companies typically are more likely to be adversely affected than large-capitalization companies by changes in earnings results, business prospects, investor expectations or poor economic or market conditions.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have
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lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to the components of the Underlying Index and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price
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of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the
Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance. Interest expenses are
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excluded from the Fund expenses borne by the Adviser under the unitary management fee.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of
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such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since April 2018. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since April 2018. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser an annual management fee equal to 0.40% of its average daily net assets (the “Advisory Fee”).
The Advisory Fee paid by the Fund to the Adviser is an annual unitary management fee. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, Acquired Fund Fees and Expenses, if any, litigation expenses, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although
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Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “RSPT.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
■
The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
■
Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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■
A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
■
Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
■
Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
■
If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
■
At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
■
By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
■
You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
■
Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
■
If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
■
Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
■
Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
■
The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its
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own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024(a)	2023(a)	2022(a)
Per Share Operating Performance:
Net asset value at beginning of year	$34.55	$33.16	$26.22	$25.90	$27.73
Net investment income(b)	0.17	0.17	0.17	0.18	0.16
Net realized and unrealized gain (loss) on investments	19.04	1.39	6.95	0.32	(1.83)
Total from investment operations	19.21	1.56	7.12	0.50	(1.67)
Distributions to shareholders from:
Net investment income	(0.17)	(0.17)	(0.18)	(0.18)	(0.16)
Net asset value at end of year	$53.59	$34.55	$33.16	$26.22	$25.90
Market price at end of year(c)	$53.58	$34.52	$33.16	$26.21	$25.90
Net Asset Value Total Return(d)	55.68%	4.69%	27.23%	1.99%	(6.10)%
Market Price Total Return(d)	55.81%	4.56%	27.27%	1.90%	(6.08)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$4,682,892	$3,076,557	$3,757,810	$2,482,806	$2,175,314
Ratio to average net assets of:
Expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	0.38%	0.47%	0.57%	0.70%	0.53%
Portfolio turnover rate(e)	31%	26%	20%	35%	24%

(a)	Per share amounts have been adjusted to reflect a ten-for-one stock split effective after the close of business July 14, 2023.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
The Underlying Index is a product of S&P Dow Jones Indices LLC or its affiliates (“S&P DJI”) and has been licensed for use by the Adviser. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). These trademarks have been licensed for use by S&P DJI and sublicensed for certain purposes to the Adviser.
The Fund is not sponsored, endorsed, sold or promoted by S&P DJI, Dow Jones, S&P or any of their respective affiliates. S&P DJI does not make any representation or warranty, express or implied, to the owners of the Fund, the Adviser, any Distributor or promoter of the Fund, or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P DJI’s only relationship to the Adviser with respect to the Underlying Index is the licensing of the Underlying Index and certain trademarks, service marks and/or trade names of S&P DJI and/or its licensors. The Underlying Index is determined, composed and calculated by S&P DJI without regard to the Fund, the Adviser, any Distributor or promoter of the Fund. S&P DJI has no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. S&P DJI is not responsible for and has not participated in the determination of the price and amount of the Shares, in the timing of the issuance or sale of the Shares or in the determination or calculation of the equation by which the Shares are converted into cash, cash surrendered, redeemed, etc. as applicable. S&P DJI has no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the Underlying Index will accurately track index performance or provide positive investment returns. S&P DJI is not an investment adviser or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within the Underlying Index is not a recommendation by S&P DJI to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DJI DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DJI INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS IN CALCULATING THE UNDERLYING INDEX. S&P DJI MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE
OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DJI BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DJI AND THE ADVISER, OTHER THAN THE LICENSORS OF THE UNDERLYING INDEX.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not
15

participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and
Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-RSPT-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
RSPU	Invesco S&P 500® Equal Weight Utilities ETF	NYSE Arca, Inc.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco S&P 500® Equal Weight Utilities ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Utilities Plus Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%

Other Expenses	None

Total Annual Fund Operating Expenses	0.40

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$41	$128	$224	$505
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 9% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is composed of securities of all companies included in the S&P 500® Index that are classified as members of the utilities sector, as defined according to the Global Industry Classification Standard (“GICS®”), with a 22 company minimum count at each quarterly rebalance. The utilities sector includes utility companies such as electric, gas and water utilities, independent power producers and energy traders and companies that engage in generation and distribution of electricity using renewable sources.
 The Underlying Index is an equal-weighted index, which means that, unlike the S&P 500® Index, which employs a float-adjusted market capitalization weighted methodology, the Underlying Index assigns each component security the same weight at each quarterly rebalance.
In the event there are fewer than 22 companies eligible for inclusion in the Underlying Index at a quarterly rebalance, the Underlying Index will be supplemented with the largest utilities companies in the S&P MidCap 400® Index based on float-adjusted market capitalization until the 22 company minimum is reached. If intra-quarter additions to the S&P 500® Index in the utilities sector result in the Underlying Index reaching the required minimum count, the supplementary companies will remain in the Underlying Index until the next quarterly rebalance, at which point they will be reviewed.
As of June 30, 2026, the Underlying Index was comprised of 31 constituents with market capitalizations ranging from $10.5 billion to $183 billion.
Although the Fund generally seeks to employ a “full replication” methodology in seeking to track the Underlying Index (meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index), the Fund at times may employ a “sampling” methodology, which may include, after investing at least 90% of its total assets in the components of the Underlying Index, investing a portion of its assets in other investment companies, including exchange-traded funds (“ETFs”). Such investment companies may be affiliated with the Fund and will seek to invest in securities of companies in the utilities sector.
In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the components of the Underlying Index and in derivatives and other investments that have economic characteristics similar to the components of the Underlying Index (the “80% investment policy”).
Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of April 30, 2026, the Fund had significant exposure to the utilities sector. The Fund’s portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance
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schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Utilities Sector Risk. Companies in the utilities sector are subject to a variety of factors that may adversely affect their business or operations, including high interest costs associated with capital construction and improvement programs; difficulty in raising adequate capital in periods of high inflation and unsettled capital markets; governmental regulation of rates the utility company can charge to customers; costs associated with compliance with environmental and other regulations; effects of economic slowdowns and surplus capacity; and increased competition. Certain utility companies have experienced full or partial deregulation in recent years. Deregulation may subject utility companies to greater competition and may adversely affect their profitability. In addition, deregulation may eliminate restrictions on the profits of certain utility companies, but may also subject these companies to greater risk of loss.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies typically involves greater risk than is associated with investing in securities of larger, more established companies. Mid-capitalization companies’ securities may be more volatile and less liquid than those of larger, more established companies and may have returns that vary, sometimes significantly, from the overall securities market. Mid-capitalization companies may have less experienced management, more limited product and market diversification, and fewer financial resources compared to larger capitalization companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Investment in Investment Companies Risk. Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease or the portfolio becomes illiquid. Moreover, the Fund will pay indirectly a proportional share of the fees and expenses of the investment companies in which it invests. Investments in another ETF are subject to, among other risks, the risk that the ETF’s shares may trade at a discount or premium relative to the NAV of its shares and the listing exchange may halt trading of the ETF’s shares.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may
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be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser, Invesco Capital Management LLC (the “Adviser”), seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
The Fund is the successor to the investment performance of the Guggenheim S&P 500® Equal Weight Utilities ETF (the “Predecessor Fund”)
as a result of the reorganization of the Predecessor Fund into the Fund, which was consummated after the close of business on April 6, 2018. Accordingly, the performance information shown below for periods ending on or prior to April 6, 2018 is that of the Predecessor Fund.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	9.93%
Best Quarter	September 30, 2024	19.05%
Worst Quarter	March 31, 2020	-15.86%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	11/1/2006	16.82%	11.20%	10.60%
Return After Taxes on Distributions		16.09	10.52	9.74
Return After Taxes on Distributions and Sale of Fund Shares		10.43	8.79	8.43

S&P 500® Equal Weight Utilities Plus Index (reflects no deduction for fees, expenses or taxes)		17.29	11.65	11.04

S&P 500® Index (reflects no deduction for fees, expenses or taxes)		17.88	14.42	14.82

S&P 500® Utilities Index (reflects no deduction for fees, expenses or taxes)		16.04	9.73	10.61

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	April 2018

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	April 2018

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
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Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in the components of the Underlying Index. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
S&P 500® Equal Weight Utilities Plus Index
The Underlying Index is composed of securities of all companies included in the S&P 500® Index that are classified as members of the utilities sector, as defined according to GICS®. However, unlike the S&P 500® Index, the Underlying Index is an equal weighted index. The general goal of an equal weighted index is to represent the performance of its constituents in equal proportion to one another. In comparison, the degree to which the performance of a constituent of a market capitalization weighted index is represented in the index is dependent on the size of the constituent. For example, a market capitalization weighted index such as the S&P 500® Index tends to be largely representative of a small number of its largest constituents. The equal representation provided by an equal weighted index is intended to provide broader exposure to all index constituents, including relatively smaller constituents, than its market capitalization weighted counterpart.
The Underlying Index will be composed of a minimum of 22 securities from the S&P 500® Index at each quarterly rebalance. In the event there are fewer than 22 companies eligible for inclusion in the Underlying Index at a quarterly rebalance, the Underlying Index will be supplemented with the largest utilities companies in the S&P MidCap 400® Index based on float-adjusted market capitalization until the 22 company minimum is reached. The S&P MidCap 400® Index is a broad-based index of approximately 400 securities that measures the performance of the mid-cap segment of the U.S. equity market. If intra-quarter additions result in the Underlying Index reaching the required minimum count, the supplementary companies that are added to the Underlying Index will remain in the Underlying Index until the next quarterly rebalance, at which point those companies will be reviewed.
The Underlying Index is rebalanced after the close of trading on the third Friday of March, June, September and December. If a security in the S&P 500® Index is added to, or removed from, the utilities sector, the security will be added to, or removed from, the Underlying Index simultaneously.
The Fund is rebalanced in accordance with the Underlying Index.
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Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Utilities Sector Risk. The risks inherent in the utilities sector include a variety of factors that may adversely affect the business or operations of utility companies, including high interest costs associated with capital construction and improvement programs; difficulty in raising adequate capital on reasonable terms in periods of high inflation and unsettled capital markets; governmental regulation of rates that the utility company can charge to customers; costs associated with compliance with, and adjusting to changes to, environmental and other regulations; effects of economic slowdowns and surplus capacity; and increased competition from other providers of utility services. Utility companies may also be adversely affected by increased costs associated with the reduced availability of certain types of fuel, as well as occasionally reduced availability and high costs of natural gas for resale. Energy conservation and changes in climate policy may also have a significant adverse impact on the revenues and expenses of utility companies. The effects of a national energy policy and lengthy delays, increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, which may include the problems associated with the use of radioactive materials and the disposal of radioactive wastes, may also negatively impact these companies.
Technological innovations may render existing plants, equipment or products obsolete, and companies may experience difficulty in obtaining regulatory approval of new technologies and may be affected by the potential impact of terrorist activities on the utilities sector and its customers, as well as the impact of natural or man-made disasters. Any such event could have serious consequences for the general population of the affected area and may adversely impact the Fund's portfolio securities’ performance.
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Issuers in the utilities sector also may be subject to regulation by various governmental authorities and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. Certain utility companies have experienced full or partial deregulation in recent years. Deregulation may subject utilities companies to greater competition and may adversely affect their profitability. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. In addition, deregulation may eliminate restrictions on the profits of certain utility companies, but may also subject these companies to greater risk of loss. There is no assurance that regulatory authorities will grant rate increases in the future, or that such increases will be adequate to permit the payment of dividends on stocks issued by a utility company.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Securities of mid-capitalization companies tend to be more vulnerable to changing market conditions and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and thinly traded (that is, less liquid) than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market.
Often, mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions. In addition, mid-capitalization companies are typically less financially stable than larger, more established companies, and they may depend on a small number of essential personnel, making them more vulnerable to loss of personnel. Mid-capitalization companies also normally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments concerning their products. As such, mid-capitalization companies typically are more likely to be adversely affected than large-capitalization companies by changes in earnings results, business prospects, investor expectations or poor economic or market conditions.
Investment in Investment Companies Risk. Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease or the portfolio becomes illiquid. Moreover, the Fund will pay indirectly a proportional share of the fees and expenses of the investment companies in which it invests (including costs and fees of the investment companies), while continuing to pay its own management fee to the Adviser. As a result, shareholders will absorb duplicate levels of fees with respect to the Fund’s investments in other investment companies. Investments in another ETF are subject to, among other risks, the risk that the ETF’s shares may trade at a discount or premium relative to the NAV of its shares and the listing exchange may halt trading of the ETF’s shares.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those
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investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result
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that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to the components of the Underlying Index and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative.
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The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance. Interest expenses are excluded from the Fund expenses borne by the Adviser under the unitary management fee.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Portfolio Size Risk. Pursuant to its methodology, the Underlying Index may be composed of a relatively small number of individual securities, but as discussed above, at each quarterly rebalance the number of individual securities in the Underlying Index will be 22 or more. Therefore, in seeking to track the returns of the Underlying Index, the Fund typically will hold a similarly small number of securities. To the extent that a significant portion of the Fund’s total assets is invested in a limited number of securities, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund’s NAV than it would if the Fund invested in a greater number of securities.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If
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the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing
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the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since April 2018. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since April 2018. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser an annual management fee equal to 0.40% of its average daily net assets (the “Advisory Fee”).
The Advisory Fee paid by the Fund to the Adviser is an annual unitary management fee. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, Acquired Fund Fees and Expenses, if any, litigation expenses, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “RSPU.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its
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participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital
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gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
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Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024(a)	2023(a)	2022(a)
Per Share Operating Performance:
Net asset value at beginning of year	$69.60	$57.21	$57.78	$58.48	$54.03
Net investment income(b)	1.98	1.75	1.56	1.40	1.41
Net realized and unrealized gain (loss) on investments	12.49	12.35	(0.50)	(0.76)	4.37
Total from investment operations	14.47	14.10	1.06	0.64	5.78
Distributions to shareholders from:
Net investment income	(1.97)	(1.71)	(1.63)	(1.34)	(1.33)
Net asset value at end of year	$82.10	$69.60	$57.21	$57.78	$58.48
Market price at end of year(c)	$82.12	$69.58	$57.20	$57.79	$58.48
Net Asset Value Total Return(d)	21.11%	24.85%	1.99%	1.11%	10.90%
Market Price Total Return(d)	21.18%	24.83%	1.96%	1.14%	11.15%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$586,170	$435,712	$251,718	$375,542	$333,333
Ratio to average net assets of:
Expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	2.59%	2.66%	2.87%	2.42%	2.56%
Portfolio turnover rate(e)	9%	19%	10%	11%	15%

(a)	Per share amounts have been adjusted to reflect a two-for-one stock split effective after the close of business on July 14, 2023.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
The Underlying Index is a product of S&P Dow Jones Indices LLC or its affiliates (“S&P DJI”) and has been licensed for use by the Adviser. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). These trademarks have been licensed for use by S&P DJI and sublicensed for certain purposes to the Adviser.
The Fund is not sponsored, endorsed, sold or promoted by S&P DJI, Dow Jones, S&P or any of their respective affiliates. S&P DJI does not make any representation or warranty, express or implied, to the owners of the Fund, the Adviser, any Distributor or promoter of the Fund, or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P DJI’s only relationship to the Adviser with respect to the Underlying Index is the licensing of the Underlying Index and certain trademarks, service marks and/or trade names of S&P DJI and/or its licensors. The Underlying Index is determined, composed and calculated by S&P DJI without regard to the Fund, the Adviser, any Distributor or promoter of the Fund. S&P DJI has no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. S&P DJI is not responsible for and has not participated in the determination of the price and amount of the Shares, in the timing of the issuance or sale of the Shares or in the determination or calculation of the equation by which the Shares are converted into cash, cash surrendered, redeemed, etc. as applicable. S&P DJI has no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the Underlying Index will accurately track index performance or provide positive investment returns. S&P DJI is not an investment adviser or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within the Underlying Index is not a recommendation by S&P DJI to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DJI DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DJI INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS IN CALCULATING THE UNDERLYING INDEX. S&P DJI MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE
OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DJI BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DJI AND THE ADVISER, OTHER THAN THE LICENSORS OF THE UNDERLYING INDEX.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not
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participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and
Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-RSPU-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
RPG	Invesco S&P 500® Pure Growth ETF	NYSE Arca, Inc.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco S&P 500® Pure Growth ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the S&P 500® Pure Growth Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%

Other Expenses	None

Total Annual Fund Operating Expenses	0.35

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$444
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 69% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is composed of a subset of securities from the S&P 500® Index (the “Parent Index”) that exhibit strong growth characteristics. First, each security in the Parent Index is assigned two “style scores” – one for growth and one for value – based on the characteristics of the issuer. The “growth score” is measured using three factors: three-year sales per share growth rate, the ratio of the three-year net change in earnings per share to current price per share, and momentum (the 12-month percentage change in price). The “value score” is measured using three other factors: book-value-to-price ratio, earnings to price ratio, and sales to price ratio. The securities in the Parent Index are then ranked based on their relative growth and value scores. Unlike other style indices that may contain all securities within the Parent Index, including overlapping constituents that exhibit both growth and value characteristics, the Underlying Index is narrower in focus and excludes any overlapping securities demonstrating both growth and value characteristics and includes only those securities that exhibit “pure growth” characteristics. The Underlying Index weights constituents according to their growth scores, such that securities demonstrating the strongest growth characteristics generally receive proportionally greater weights.
As of June 30, 2026, the Underlying Index was comprised of 66 constituents with market capitalizations ranging from $10.1 billion to $4.8 trillion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
The Fund intends to be “diversified,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), to the extent that the Underlying Index is diversified. The Fund may become “non-diversified” as defined in the 1940 Act solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Should the Fund become “non-diversified,” it will no longer be required to meet certain diversification requirements under the 1940 Act and may invest a greater portion of its assets in securities of a small group of issuers or in any one individual issuer than can a diversified fund. Shareholder approval will not be sought when the Fund crosses from diversified to non-diversified status solely due to a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. In seeking to track the Underlying Index, the Fund was managed as diversified as of April 30, 2026.
In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the components of the Underlying Index and in derivatives and other investments that have economic characteristics similar to the components of the Underlying Index (the “80% investment policy”).
Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.As of April 30, 2026, the Fund had significant exposure to the information technology sector. The Fund’s portfolio, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
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Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Growth Investing Risk. The market values of growth securities may be more volatile than other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. If a growth company’s earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, the value of its securities may decline sharply. Growth companies may be newer or smaller companies that may experience greater stock price fluctuations and risks of loss than larger, more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Therefore, they may not pay any dividends for some time. Growth companies typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price and the securities of growth companies may underperform the securities of value companies or the overall stock market. Growth stocks may also be more volatile than other securities because of investor speculation and the value of the Fund’s investments will vary and at times may be lower than that of other types of investments.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Information Technology Sector Risk. Information technology companies are subject to intense competition, and their products are at risk of rapid obsolescence, which make the prices of securities issued by these companies particularly volatile. Product obsolescence can result from rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Factors that may also significantly affect the market value of securities of issuers in the information technology sector include the failure to obtain, or delays in obtaining, financing or regulatory approval, product incompatibility, changing consumer preferences, increased government scrutiny, high required corporate capital expenditure for research and development or infrastructure and development of new products, and competition from alternative technologies. Information technology companies are also heavily dependent on patent and other intellectual property rights, and the loss or impairment of these rights may adversely affect the company's profitability.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies typically involves greater risk than is associated with investing in securities of larger, more established companies. Mid-capitalization companies’ securities may be more volatile and less liquid than those of larger, more established companies and may have returns that vary, sometimes significantly, from the overall securities market. Mid-capitalization companies may have less experienced management, more limited product and market diversification, and fewer financial resources compared to larger capitalization companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could
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incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Diversification Risk. To the extent the Fund becomes non-diversified, the Fund may invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser, Invesco Capital Management LLC (the “Adviser”), seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
The Fund is the successor to the investment performance of the Guggenheim S&P 500® Pure Growth ETF (the “Predecessor Fund”) as a result of the reorganization of the Predecessor Fund into the Fund, which was consummated after the close of business on April 6, 2018. Accordingly, the performance information shown below for periods ending on or prior to April 6, 2018 is that of the Predecessor Fund.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	37.02%
Best Quarter	June 30, 2020	29.50%
Worst Quarter	March 31, 2020	-20.75%
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Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	3/1/2006	13.34%	8.05%	11.84%
Return After Taxes on Distributions		13.31	7.91	11.66
Return After Taxes on Distributions and Sale of Fund Shares		7.98	6.31	9.82

S&P 500® Pure Growth Index (reflects no deduction for fees, expenses or taxes)		13.75	8.43	12.24

S&P Composite 1500® Index (reflects no deduction for fees, expenses or taxes)		17.02	13.96	14.46

S&P 500® Growth Index (reflects no deduction for fees, expenses or taxes)		22.18	15.04	16.99

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	April 2018

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	April 2018

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of
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their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in the components of the Underlying Index. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.

S&P 500® Pure Growth Index
The Underlying Index is composed of a subset of securities from the Parent Index, a float-adjusted market capitalization-weighted index composed of 500 stocks chosen by S&P DJI that generally represents the U.S. large-capitalization equities market.
The Underlying Index is composed of securities that exhibit only strong growth characteristics. First, each security in the Parent Index is assigned two “style scores” – one for growth and one for value – based on the characteristics of the issuer. The “growth score” is measured using three factors: three-year sales per share growth rate, the ratio of the three-year net change in earnings per share to current price per share, and momentum (the 12-month percentage change in price). The “value score” is measured using three other factors: book-value-to-price ratio, earnings-to-price ratio, and sales-to-price ratio. The securities in the Parent Index are then ranked based on their relative growth and value scores. Unlike other style indices that may contain all securities within the Parent Index, including overlapping constituents that exhibit both growth and value characteristics, the Underlying Index is narrower in focus and excludes any overlapping securities that demonstrate both growth and value characteristics and includes only those securities that exhibit “pure growth” characteristics.
The Underlying Index weights constituents according to their growth scores, such that securities demonstrating the strongest growth characteristics generally receive proportionally greater weights. The Underlying Index is rebalanced annually after the close of trading on the third Friday in December. Constituent changes are generally made in the Underlying Index as and when they are made in the Parent Index. If a security is removed from the Parent Index, it is removed from the Underlying Index simultaneously.
The Fund is rebalanced in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Growth Investing Risk. The market values of growth securities may be more volatile than other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. If a growth company’s earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, the value of its securities may decline sharply. Growth companies may be newer or smaller companies that may experience greater stock price fluctuations and risks of loss than larger, more established companies. Newer growth companies tend to retain a
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large part of their earnings for research, development or investments in capital assets. Therefore, they may not pay any dividends for some time. Growth companies typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth companies can also be established companies that are in a growth cycle in their business; these companies may experience greater stock price fluctuations and risks of loss than other established companies. During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price and the securities of growth companies may underperform the securities of value companies or the overall stock market. Growth stocks may also be more volatile than other securities because of investor speculation and the value of the Fund’s investments will vary and at times may be lower than that of other types of investments. Growth stocks generally are priced higher than non-growth stocks, in relation to the issuer’s earnings and other measures, because investors believe they have greater growth potential. However, there is no guarantee that such an issuer will realize that growth potential.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry, competition for resources, adverse labor relations, political or world events, obsolescence of technologies, and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Information Technology Sector Risk. Information technology companies are subject to intense competition and their products are at risk of rapid obsolescence, which make the prices of securities issued by these companies particularly volatile. Product obsolescence can result from rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Factors that may also significantly affect the market value of securities of issuers in the information technology sector include the failure to obtain, or delays in obtaining, financing or regulatory approvals, product incompatibility, changing consumer preferences, increased government scrutiny, high required corporate capital expenditure for research and development or infrastructure and development of new products and competition from alternative technologies. Information technology companies are also heavily dependent on patent and other intellectual property rights, and the loss or impairment of these rights may adversely affect the company's profitability.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Securities of mid-capitalization companies tend to be more vulnerable to changing market conditions and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and thinly traded (that is, less liquid) than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market.
Often, mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions. In addition, mid-capitalization companies are typically less financially stable than larger, more established companies, and they may depend on a small number of essential personnel, making them more vulnerable to loss of personnel. Mid-capitalization companies also normally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments concerning their products. As such, mid-capitalization companies typically are more likely to be adversely affected than large-capitalization companies by changes in earnings results, business prospects, investor expectations or poor economic or market conditions.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or
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volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Diversification Risk. To the extent the Fund becomes non-diversified, the Fund may invest a greater portion of its assets in the obligations or securities of a small number of issuers or a single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s
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portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to the components of the Underlying Index and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse
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consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the
Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance. Interest expenses are excluded from the Fund expenses borne by the Adviser under the unitary management fee.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a
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$1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying
Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying
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Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since April 2018. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since April 2018. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser an annual management fee equal to 0.35% of its average daily net assets (the “Advisory Fee”).
The Advisory Fee paid by the Fund to the Adviser is an annual unitary management fee. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, Acquired Fund Fees and Expenses, if any, litigation expenses, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “RPG.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such
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foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should
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recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.
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Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024(a)	2023(a)	2022(a)
Per Share Operating Performance:
Net asset value at beginning of year	$39.24	$34.43	$30.48	$31.74	$34.53
Net investment income(b)	0.09	0.11	0.30	0.37	0.02
Net realized and unrealized gain (loss) on investments	15.13	4.82	3.98	(1.26)	(2.81)
Total from investment operations	15.22	4.93	4.28	(0.89)	(2.79)
Distributions to shareholders from:
Net investment income	(0.10)	(0.12)	(0.33)	(0.37)	(0.00)(c)
Net asset value at end of year	$54.36	$39.24	$34.43	$30.48	$31.74
Market price at end of year(d)	$54.35	$39.20	$34.43	$30.48	$31.75
Net Asset Value Total Return(e)	38.86%	14.31%	14.15%	(2.74)%	(8.08)%
Market Price Total Return(e)	38.97%	14.19%	14.17%	(2.77)%	(8.10)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,891,154	$1,473,058	$1,516,561	$1,954,046	$2,282,336
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	0.19%	0.29%	0.95%	1.20%	0.06%
Portfolio turnover rate(f)	69%	64%	86%	78%	45%

(a)	Per share amounts have been adjusted to reflect a five-for-one stock split effective after the close of business on July 14, 2023.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $(0.005).
(d)	The mean between the last bid and ask prices.
(e)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
The Underlying Index is a product of S&P Dow Jones Indices LLC or its affiliates (“S&P DJI”) and has been licensed for use by the Adviser. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). These trademarks have been licensed for use by S&P DJI and sublicensed for certain purposes to the Adviser.
The Fund is not sponsored, endorsed, sold or promoted by S&P DJI, Dow Jones, S&P or any of their respective affiliates. S&P DJI does not make any representation or warranty, express or implied, to the owners of the Fund, the Adviser, any Distributor or promoter of the Fund, or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P DJI’s only relationship to the Adviser with respect to the Underlying Index is the licensing of the Underlying Index and certain trademarks, service marks and/or trade names of S&P DJI and/or its licensors. The Underlying Index is determined, composed and calculated by S&P DJI without regard to the Fund, the Adviser, any Distributor or promoter of the Fund. S&P DJI has no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. S&P DJI is not responsible for and has not participated in the determination of the price and amount of the Shares, in the timing of the issuance or sale of the Shares or in the determination or calculation of the equation by which the Shares are converted into cash, cash surrendered, redeemed, etc. as applicable. S&P DJI has no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the Underlying Index will accurately track index performance or provide positive investment returns. S&P DJI is not an investment adviser or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within the Underlying Index is not a recommendation by S&P DJI to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DJI DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DJI INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS IN CALCULATING THE UNDERLYING INDEX. S&P DJI MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE
OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DJI BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DJI AND THE ADVISER, OTHER THAN THE LICENSORS OF THE UNDERLYING INDEX.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not
16

participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and
Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
17

Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-RPG-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
RPV	Invesco S&P 500® Pure Value ETF	NYSE Arca, Inc.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco S&P 500® Pure Value ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the S&P 500® Pure Value Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%

Other Expenses	None

Total Annual Fund Operating Expenses	0.35

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$444
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 38% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is composed of a subset of securities from the S&P 500® Index (the “Parent Index”) that exhibit strong value characteristics. First, each security in the Parent Index is assigned two “style scores” – one for value and one for growth – based on the characteristics of the issuer. The “value score” is measured using three factors: book-value-to-price ratio, earnings to price ratio, and sales to price ratio. The “growth score” is measured using three other factors: three-year sales per share growth rate, the ratio of the three-year net change in earnings per share to current price per share, and momentum (the 12-month percentage change in price). The securities in the Parent Index are then ranked based on their relative value and growth scores. Unlike other style indices that may contain all securities within the Parent Index, including overlapping constituents that exhibit both value and growth characteristics, the Underlying Index is narrower in focus and excludes any overlapping securities demonstrating both value and growth characteristics and includes only those securities that exhibit “pure value” characteristics. The Underlying Index weights constituents according to their value scores, such that securities demonstrating the strongest value characteristics generally receive proportionally greater weights.
As of June 30, 2026, the Underlying Index was comprised of 119 constituents with market capitalizations ranging from $5.2 billion to $567 billion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
The Fund intends to be “diversified,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), to the extent that the Underlying Index is diversified. The Fund may become “non-diversified” as defined in the 1940 Act solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Should the Fund become “non-diversified,” it will no longer be required to meet certain diversification requirements under the 1940 Act and may invest a greater portion of its assets in securities of a small group of issuers or in any one individual issuer than can a diversified fund. Shareholder approval will not be sought when the Fund crosses from diversified to non-diversified status solely due to a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. In seeking to track the Underlying Index, the Fund was managed as diversified as of April 30, 2026.
In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the components of the Underlying Index and in derivatives and other investments that have economic characteristics similar to the components of the Underlying Index (the “80% investment policy”).
Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying
1

Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Value Investing Risk. Value investing entails the risk that if the market does not recognize that a selected security is undervalued, the price of that security might not appreciate as anticipated. Value securities are subject to the risk that their valuations never improve or that the returns on value securities are lower than returns on other styles of investing or the overall stock market. Thus, the value of the Fund’s investments will vary and, at times, may be lower than that of other types of investments. Value investing has gone in and out of favor during past market cycles and when value investing is out of favor or when markets are unstable, value securities may underperform growth securities or the overall stock market.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies typically involves greater risk than is associated with investing in securities of larger, more established companies. Mid-capitalization companies’ securities may be more volatile and less liquid than those of larger, more established companies and may have returns that vary, sometimes significantly, from the overall securities market. Mid-capitalization companies may have less experienced management, more limited product and market diversification, and fewer financial resources compared to larger capitalization companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Diversification Risk. To the extent the Fund becomes non-diversified, the Fund may invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are
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unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser, Invesco Capital Management LLC (the “Adviser”), seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
The Fund is the successor to the investment performance of the Guggenheim S&P 500® Pure Value ETF (the “Predecessor Fund”) as a result of the reorganization of the Predecessor Fund into the Fund, which was consummated after the close of business on April 6, 2018. Accordingly, the performance information shown below for periods ending on or prior to April 6, 2018 is that of the Predecessor Fund.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	11.60%
Best Quarter	December 31, 2020	25.69%
Worst Quarter	March 31, 2020	-41.62%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	3/1/2006	17.65%	13.61%	10.22%
Return After Taxes on Distributions		16.84	12.96	9.53
Return After Taxes on Distributions and Sale of Fund Shares		10.85	10.79	8.18

S&P 500® Pure Value Index (reflects no deduction for fees, expenses or taxes)		17.73	13.92	10.54

S&P Composite 1500® Index (reflects no deduction for fees, expenses or taxes)		17.02	13.96	14.46

S&P 500® Value Index (reflects no deduction for fees, expenses or taxes)		13.19	12.96	11.73

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	April 2018

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	April 2018

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a
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market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in the components of the Underlying Index. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.

S&P 500® Pure Value Index
The Underlying Index is composed of a subset of securities from the Parent Index, a float-adjusted market capitalization-weighted index composed of 500 stocks chosen by S&P DJI that generally represents the U.S. large-capitalization equities market.
The Underlying Index is composed of securities that exhibit only strong value characteristics. First, each security in the Parent Index is assigned two “style scores” – one for value and one for growth – based on the characteristics of the issuer. The “value score” is measured using three factors: book-value-to-price ratio, earnings-to-price ratio, and sales-to-price ratio. The “growth score” is measured using three other factors: three-year sales per share growth rate, the ratio of the three-year net change in earnings per share to current price per share, and momentum (the 12-month percentage change in price). The securities in the Parent Index are then ranked based on their relative value and growth scores. Unlike other style indices that may contain all securities within the Parent Index, including overlapping constituents that exhibit both value and growth characteristics, the Underlying Index is narrower in focus and excludes any overlapping securities that demonstrate both value and growth characteristics and includes only those securities that exhibit “pure value” characteristics.
The Underlying Index weights constituents according to their value scores, such that securities demonstrating the strongest value characteristics generally receive proportionally greater weights. The Underlying Index is rebalanced annually after the close of trading on the third Friday in December. Constituent changes are generally made in the Underlying Index as and when they are made in the Parent Index. If a security is removed from the Parent Index, it is removed from the Underlying Index simultaneously.
The Fund is rebalanced in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
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Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Value Investing Risk. Value investing entails the risk that if the market does not recognize that a selected security is undervalued, the price of that security might not appreciate as anticipated. A value investing approach could also lead to acquiring fewer securities that might experience rapid price increases during times of market advances. This could cause the investments to underperform strategies that employ only a growth or other non-value approach. Value investing has also gone in and out of favor during past market cycles and is likely to continue to do so. During periods when value investing is out of favor or when markets are unstable, value securities may underperform the securities of growth companies or the overall stock market. Value securities are subject to the risk that their valuations never improve or that the returns on value securities are lower than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also
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concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry, competition for resources, adverse labor relations, political or world events, obsolescence of technologies, and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Securities of mid-capitalization companies tend to be more vulnerable to changing market conditions and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and thinly traded (that is, less liquid) than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market.
Often, mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions. In addition, mid-capitalization companies are typically less financially stable than larger, more established companies, and they may depend on a small number of essential personnel, making them more vulnerable to loss of personnel. Mid-capitalization companies also normally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments concerning their products. As such, mid-capitalization companies typically are more likely to be adversely affected than large-capitalization companies by changes in earnings results, business prospects, investor expectations or poor economic or market conditions.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Diversification Risk. To the extent the Fund becomes non-diversified, the Fund may invest a greater portion of its assets in the obligations or securities of a small number of issuers or a single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected
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circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to the components of the Underlying Index and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
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The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its
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shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance. Interest expenses are excluded from the Fund expenses borne by the Adviser under the unitary management fee.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
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Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since April 2018. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since April 2018. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser an annual management fee equal to 0.35% of its average daily net assets (the “Advisory Fee”).
The Advisory Fee paid by the Fund to the Adviser is an annual unitary management fee. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Fund, including the cost of transfer agency,
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custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, Acquired Fund Fees and Expenses, if any, litigation expenses, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “RPV.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other
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distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
■
The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
■
Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
■
A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
■
The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
■
Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
■
Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
■
If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
■
At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
■
By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
■
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
■
Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
■
If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
■
Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
■
Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations
12

provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
■
To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
■
The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”)
normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
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Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024	2023	2022
Per Share Operating Performance:
Net asset value at beginning of year	$88.48	$83.50	$76.01	$81.61	$76.85
Net investment income(a)	2.61	2.06	1.78	1.91	1.64
Net realized and unrealized gain (loss) on investments	22.77	5.01	7.70	(5.47)	4.51
Total from investment operations	25.38	7.07	9.48	(3.56)	6.15
Distributions to shareholders from:
Net investment income	(2.59)	(2.09)	(1.99)	(2.04)	(1.39)
Net asset value at end of year	$111.27	$88.48	$83.50	$76.01	$81.61
Market price at end of year(b)	$111.27	$88.40	$83.53	$76.00	$81.60
Net Asset Value Total Return(c)	29.06%	8.48%	12.63%	(4.31)%	8.13%
Market Price Total Return(c)	29.17%	8.33%	12.69%	(4.31)%	8.06%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,826,309	$1,276,120	$2,026,894	$2,719,154	$3,773,241
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	2.59%	2.32%	2.27%	2.42%	2.04%
Portfolio turnover rate(d)	38%	42%	39%	45%	32%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
The Underlying Index is a product of S&P Dow Jones Indices LLC or its affiliates (“S&P DJI”) and has been licensed for use by the Adviser. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). These trademarks have been licensed for use by S&P DJI and sublicensed for certain purposes to the Adviser.
The Fund is not sponsored, endorsed, sold or promoted by S&P DJI, Dow Jones, S&P or any of their respective affiliates. S&P DJI does not make any representation or warranty, express or implied, to the owners of the Fund, the Adviser, any Distributor or promoter of the Fund, or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P DJI’s only relationship to the Adviser with respect to the Underlying Index is the licensing of the Underlying Index and certain trademarks, service marks and/or trade names of S&P DJI and/or its licensors. The Underlying Index is determined, composed and calculated by S&P DJI without regard to the Fund, the Adviser, any Distributor or promoter of the Fund. S&P DJI has no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. S&P DJI is not responsible for and has not participated in the determination of the price and amount of the Shares, in the timing of the issuance or sale of the Shares or in the determination or calculation of the equation by which the Shares are converted into cash, cash surrendered, redeemed, etc. as applicable. S&P DJI has no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the Underlying Index will accurately track index performance or provide positive investment returns. S&P DJI is not an investment adviser or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within the Underlying Index is not a recommendation by S&P DJI to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DJI DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DJI INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS IN CALCULATING THE UNDERLYING INDEX. S&P DJI MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE
OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DJI BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DJI AND THE ADVISER, OTHER THAN THE LICENSORS OF THE UNDERLYING INDEX.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not
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participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and
Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-RPV-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
SPHQ	Invesco S&P 500® Quality ETF	NYSE Arca, Inc.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco S&P 500® Quality ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the S&P 500® Quality Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%

Other Expenses	0.05

Total Annual Fund Operating Expenses	0.20

Fee Waiver and/or Expense Reimbursement[1]	0.05

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.15

1
Invesco Capital Management LLC (the “Adviser”) has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.15% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2028, and neither the Adviser nor the Fund may discontinue the agreement prior to its expiration. The fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first two years and the Total Annual Fund Operating Expenses thereafter. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$15	$54	$102	$245
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 38% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is composed of a subset of securities from the S&P 500® Index that the Index Provider has determined to have high “quality”—that is, stocks of companies that seek to generate higher revenue and cash flow than their counterparts through prudent use of assets and finances. The Index Provider assesses a security’s quality based on the following three fundamental measures: return on equity, accruals ratio and financial leverage ratio. Return on equity is calculated as the company’s trailing 12-month earnings per share divided by the company’s latest book value per share. Accruals ratio is computed using the change of the company’s net operating assets over the last fiscal year divided by the company’s average total assets over the last two fiscal years. Financial leverage is calculated as the company’s latest total debt divided by the company’s book value. The Index Provider assesses the quality of securities of companies in the financials or real estate sectors (according to the Global Industry Classification Standard (“GICS®”)) based only on the return on equity and financial leverage ratio measures.
In selecting constituent securities for the Underlying Index, the Index Provider calculates the quality score of each security in the S&P 500® Index and then selects the 100 stocks with the highest quality scores for inclusion in the Underlying Index. The Index Provider weights each component stock of the Underlying Index by the product of its quality score multiplied by its market capitalization in the S&P 500® Index, subject to security and sector constraints and optimization procedures. Stocks with higher scores receive relatively greater weights.
As of June 30, 2026, the Underlying Index was comprised of 100 constituents with market capitalizations ranging from $7 billion to $4.3 trillion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
The Fund intends to be “diversified,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), to the extent that the Underlying Index is diversified. The Fund may become “non-diversified” as defined in the 1940 Act solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Should the Fund become “non-diversified,” it will no longer be required to meet certain diversification requirements under the 1940 Act and may invest a greater portion of its assets in securities of a small group of issuers or in any one individual issuer than can a diversified fund. Shareholder approval will not be sought when the Fund crosses from diversified to non-diversified status solely due to a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. In seeking to track the Underlying Index, the Fund was managed as diversified as of April 30, 2026.
In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the components of the Underlying Index and in derivatives and other investments that have economic characteristics similar to the components of the Underlying Index (the “80% investment policy”).
Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of April 30, 2026, the Fund had significant exposure to the information technology sector. The Fund's portfolio, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
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Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies typically involves greater risk than is associated with investing in securities of larger, more established companies. Mid-capitalization companies’ securities may be more volatile and less liquid than those of larger, more established companies and may have returns that vary, sometimes significantly, from the overall securities market. Mid-capitalization companies may have less experienced management, more limited product and market diversification, and fewer financial resources compared to larger capitalization companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Information Technology Sector Risk. Information technology companies are subject to intense competition, and their products are at risk of rapid obsolescence, which make the prices of securities issued by these companies particularly volatile. Product obsolescence can result from rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Factors that may also significantly affect the market value of securities of issuers in the information technology sector include the failure to obtain, or delays in obtaining, financing or regulatory approval, product incompatibility, changing consumer preferences, increased government scrutiny, high required corporate capital expenditure for research and development or infrastructure and development of new products, and competition from alternative technologies. Information technology companies are also heavily dependent on patent and other intellectual property rights, and the loss or impairment of these rights may adversely affect the company's profitability.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by
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technological issues and/or errors by pricing services or other third-party service providers.
Non-Diversification Risk. To the extent the Fund becomes non-diversified, the Fund may invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures.
However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	20.87%
Best Quarter	June 30, 2020	18.91%
Worst Quarter	March 31, 2020	-17.58%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	12/6/2005	13.24%	13.83%	14.27%
Return After Taxes on Distributions		12.93	13.45	13.84
Return After Taxes on Distributions and Sale of Fund Shares		8.03	11.02	11.90

S&P 500® Quality Index (reflects no deduction for fees, expenses or taxes)		13.43	14.02	13.98

Blended - S&P 500® Quality Index (reflects no deduction for fees, expenses or taxes)[1]		13.43	14.02	14.49

S&P 500® Index (reflects no deduction for fees, expenses or taxes)		17.88	14.42	14.82

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The Blended-S&P 500® Quality Index reflects the performance of the S&P 500® High Quality Rankings Index, the previous underlying index, for the period prior to March 19, 2016, and the Underlying Index thereafter.
After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax
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returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	June 2007

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	August 2008

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in the components of the Underlying Index. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
S&P 500® Quality Index
The Underlying Index is constructed from constituents of the S&P 500® Index (the “Parent Index”), a float-adjusted market capitalization-weighted index composed of 500 stocks chosen by S&P DJI that generally represents the U.S. large-capitalization equities market. Securities selected for the
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Underlying Index are those that the Index Provider identifies as being high quality—that is, stocks of companies that seek to generate higher revenue and cash flow than their counterparts through prudent use of assets and finances. The Index Provider first calculates the quality score of each security in the Parent Index by determining the average of each component stock’s (1) return on equity (calculated as the company’s trailing 12-month earnings per share divided by the company’s latest book value per share); (2) accruals ratio (computed using the change of the company’s net operating assets over the last fiscal year divided by the company’s average total assets over the last two fiscal years); and (3) financial leverage ratio (calculated as the company’s latest total debt divided by the company’s book value). The Index Provider assesses the quality score of securities of companies in the financials or real estate sectors (according to GICS®) based only on the return on equity and financial leverage ratio measures.
The Index Provider then selects 100 stocks with the highest average quality score for inclusion in the Underlying Index. The Index Provider weights each component stock of the Underlying Index by the product of its quality score multiplied by its market capitalization in the Parent Index, subject to security and sector constraints and optimization procedures. Stocks with higher scores receive relatively greater weights. The minimum weight of each component stock is 0.05%, and the maximum weight is the lesser of 5% or 20 times its market capitalization weight in the Parent Index. No sector (according to GICS®) comprises more than 40% of the Underlying Index.
The Underlying Index is rebalanced semi-annually after market close on the third Friday in June and December. Additions to and deletions from the Underlying Index generally occur only at the time of the semi-annual rebalance, but constituents removed from the Parent Index are removed from the Underlying Index simultaneously. Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to reflect corporate actions or spinoffs.
The Fund is rebalanced in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S.
economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value
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of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Securities of mid-capitalization companies tend to be more vulnerable to changing market conditions and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and thinly traded (that is, less liquid) than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market.
Often, mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions. In addition, mid-capitalization companies are typically less financially stable than larger, more established companies, and they may depend on a small number of essential personnel, making them more vulnerable to loss of personnel. Mid-capitalization companies also normally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments concerning their products. As such, mid-capitalization companies typically are more likely to be adversely affected than large-capitalization companies by changes in earnings results, business prospects, investor expectations or poor economic or market conditions.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry, competition for resources, adverse labor relations, political or world events, obsolescence of technologies, and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Information Technology Sector Risk. Information technology companies are subject to intense competition and their products are at risk of rapid obsolescence, which make the prices of securities issued by these companies particularly volatile. Product obsolescence can result from rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Factors that may also significantly affect the market value of securities of issuers in the information technology sector include the failure to obtain, or delays in obtaining, financing or regulatory approvals, product incompatibility, changing consumer preferences, increased government scrutiny, high required corporate capital expenditure for research and development or infrastructure and development of new products and competition from alternative technologies. Information technology companies are also heavily dependent on patent and other intellectual property rights, and the loss or impairment of these rights may adversely affect the company's profitability.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
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Non-Diversification Risk. To the extent the Fund becomes non-diversified, the Fund may invest a greater portion of its assets in the obligations or securities of a small number of issuers or a single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing
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reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to the components of the Underlying Index and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage.
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Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full
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investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael
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Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since June 2007. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2008. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser for its services an annual fee equal to 0.15% of its average daily net assets (the “Advisory Fee”).
The Fund is responsible for all of its own expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to the Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust or the Adviser and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) on behalf of the Fund pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, offering costs (as defined below), brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.15% of its average daily net assets per year (the “Expense Cap”), at least until August 31, 2028.
The offering costs excluded from the Expense Cap for the Fund are: (a) initial legal fees pertaining to the Shares offered for sale; (b) initial SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.
The Expense Agreement provides that the fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the
Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date. This waiver is not subject to recapture.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “SPHQ.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
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The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of
1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be
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valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024	2023	2022
Per Share Operating Performance:
Net asset value at beginning of year	$66.20	$58.31	$48.11	$46.37	$45.73
Net investment income(a)	0.94	0.76	0.80	0.82	0.70
Net realized and unrealized gain on investments	14.83	7.90	10.18	1.76	0.60
Total from investment operations	15.77	8.66	10.98	2.58	1.30
Distributions to shareholders from:
Net investment income	(0.90)	(0.77)	(0.78)	(0.84)	(0.66)
Net asset value at end of year	$81.07	$66.20	$58.31	$48.11	$46.37
Market price at end of year(b)	$81.07	$66.12	$58.30	$48.11	$46.36
Net Asset Value Total Return(c)	23.96%	14.84%	22.97%	5.78%	2.76%
Market Price Total Return(c)	24.10%	14.72%	22.95%	5.80%	2.70%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$17,273,062	$12,403,994	$8,618,326	$4,817,491	$3,657,788
Ratio to average net assets of:
Expenses, after Waivers	0.15%	0.15%	0.15%	0.15%	0.15%
Expenses, prior to Waivers	0.20%	0.21%	0.23%	0.19%	0.19%
Net investment income	1.26%	1.15%	1.50%	1.82%	1.40%
Portfolio turnover rate(d)	38%	57%	47%	65%	48%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
The Underlying Index is a product of S&P Dow Jones Indices LLC or its affiliates (“S&P DJI”) and has been licensed for use by the Adviser. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). These trademarks have been licensed for use by S&P DJI and sublicensed for certain purposes to the Adviser.
The Fund is not sponsored, endorsed, sold or promoted by S&P DJI, Dow Jones, S&P or any of their respective affiliates. S&P DJI does not make any representation or warranty, express or implied, to the owners of the Fund, the Adviser, any Distributor or promoter of the Fund, or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P DJI’s only relationship to the Adviser with respect to the Underlying Index is the licensing of the Underlying Index and certain trademarks, service marks and/or trade names of S&P DJI and/or its licensors. The Underlying Index is determined, composed and calculated by S&P DJI without regard to the Fund, the Adviser, any Distributor or promoter of the Fund. S&P DJI has no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. S&P DJI is not responsible for and has not participated in the determination of the price and amount of the Shares, in the timing of the issuance or sale of the Shares or in the determination or calculation of the equation by which the Shares are converted into cash, cash surrendered, redeemed, etc. as applicable. S&P DJI has no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the Underlying Index will accurately track index performance or provide positive investment returns. S&P DJI is not an investment adviser or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within the Underlying Index is not a recommendation by S&P DJI to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DJI DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DJI INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS IN CALCULATING THE UNDERLYING INDEX. S&P DJI MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE
OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DJI BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DJI AND THE ADVISER, OTHER THAN THE LICENSORS OF THE UNDERLYING INDEX.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not
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participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and
Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-SPHQ-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
XLG	Invesco S&P 500® Top 50 ETF	NYSE Arca, Inc.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco S&P 500® Top 50 ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the S&P 500® Top 50 Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%

Other Expenses	None

Total Annual Fund Operating Expenses	0.20

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 6% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Underlying Index, which consists of the 50 largest companies in the S&P 500® Index based on float-adjusted market capitalization. The Underlying Index’s components are weighted by float-adjusted market capitalization.
As of June 30, 2026, the Underlying Index was comprised of 51 constituents with market capitalizations ranging from $177 billion to $4.8 trillion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
The Fund is “non-diversified” and therefore is not required to meet certain diversification requirements under the  Investment Company Act of 1940, as amended (the “1940 Act”).
In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the components of the Underlying Index and in derivatives and other investments that have economic characteristics similar to the components of the Underlying Index (the “80% investment policy”).
Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of April 30, 2026, the Fund had significant exposure to the information technology sector. The Fund’s portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A
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company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Information Technology Sector Risk. Information technology companies are subject to intense competition, and their products are at risk of rapid obsolescence, which make the prices of securities issued by these companies particularly volatile. Product obsolescence can result from rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Factors that may also significantly affect the market value of securities of issuers in the information technology sector include the failure to obtain, or delays in obtaining, financing or regulatory approval, product incompatibility, changing consumer preferences, increased government scrutiny, high required corporate capital expenditure for research and development or infrastructure and development of new products, and competition from alternative technologies. Information technology companies are also heavily dependent on patent and other intellectual property rights, and the loss or impairment of these rights may adversely affect the company's profitability.
Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
2

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser, Invesco Capital Management LLC (the “Adviser”), seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
The Fund is the successor to the investment performance of the Guggenheim S&P 500® Top 50 ETF (the “Predecessor Fund”) as a result of the reorganization of the Predecessor Fund into the Fund, which was consummated after the close of business on April 6, 2018. Accordingly, the performance information shown below for periods ending on or prior to April 6, 2018 is that of the Predecessor Fund.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	3.71%
Best Quarter	June 30, 2020	22.20%
Worst Quarter	June 30, 2022	-18.04%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	5/4/2005	19.49%	16.86%	16.78%
Return After Taxes on Distributions		19.25	16.58	16.30
Return After Taxes on Distributions and Sale of Fund Shares		11.60	13.58	14.08

S&P 500® Top 50 Index (reflects no deduction for fees, expenses or taxes)		19.81	17.09	17.02

Blended - S&P 500® Top 50 Index (reflects no deduction for fees, expenses or taxes)[1]		19.81	17.09	17.03

S&P Composite 1500® Index (reflects no deduction for fees, expenses or taxes)		17.02	13.96	14.46

S&P 100® Index (reflects no deduction for fees, expenses or taxes)		20.14	16.44	16.21

1
The Blended-S&P 500® Top 50 Index reflects the performance of the Russell Top 50® Mega Cap Index, the previous underlying index, prior to January 26, 2016, and the Underlying Index thereafter.
After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	April 2018

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	April 2018

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual
3

retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in the components of the Underlying Index. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
S&P 500® Top 50 Index
The Underlying Index consists of the 50 largest companies in the S&P 500® Index based on float-adjusted market capitalization.
The Underlying Index is rebalanced annually, after the close of trading on the third Friday in June and is reweighted quarterly. A buffer rule is applied to the constituent selection process at each rebalancing as follows:
1. All companies ranked in the top 45 of the S&P 500® Index by float-adjusted market capitalization are automatically selected for inclusion in the Underlying Index.
2. Next, any current constituent companies remaining within the top 55 are re-selected for inclusion, in order by rank, until the 50 company target count has been reached.
3. If the target count still has not been reached, the highest-ranking non-constituents are selected until 50 companies are included.
Additions to the Underlying Index generally occur only at the time of the annual rebalance, but constituents removed from the S&P 500® Index are removed from the Underlying Index simultaneously. Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc adjustments to the Underlying Index in order, for example, to reflect corporate actions or spinoffs.
The Fund is rebalanced and reweighted in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S.
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economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry, competition for resources, adverse labor relations, political or world events, obsolescence of technologies, and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Information Technology Sector Risk. Information technology companies are subject to intense competition and their products are at risk of rapid obsolescence, which make the prices of securities issued by these companies particularly volatile. Product obsolescence can result from rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Factors that may also significantly affect the market value of securities of issuers in the information technology sector include the failure to obtain, or delays in obtaining, financing or regulatory approvals, product incompatibility, changing consumer preferences, increased government scrutiny, high required corporate capital expenditure for research and development or infrastructure and development of new products and competition from alternative technologies. Information technology companies are also heavily dependent on patent and other intellectual property rights, and the loss or impairment of these rights may adversely affect the company's profitability.
Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a
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relatively small number of issuers to have a greater impact on the Fund’s performance.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a
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premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index)
and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to the components of the Underlying Index and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all
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companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance. Interest expenses are excluded from the Fund expenses borne by the Adviser under the unitary management fee.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks
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that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from
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the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since April 2018. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since April 2018. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser an annual management fee equal to 0.20% of its average daily net assets (the “Advisory Fee”).
The Advisory Fee paid by the Fund to the Adviser is an annual unitary management fee. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, Acquired Fund Fees and Expenses, if any, litigation expenses, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “XLG.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
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Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for
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personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024(a)	2023(a)	2022(a)
Per Share Operating Performance:
Net asset value at beginning of year	$45.85	$40.57	$31.83	$31.41	$31.36
Net investment income(b)	0.39	0.39	0.37	0.37	0.35
Net realized and unrealized gain on investments	15.05	5.25	8.73	0.42	0.05
Total from investment operations	15.44	5.64	9.10	0.79	0.40
Distributions to shareholders from:
Net investment income	(0.38)	(0.36)	(0.36)	(0.37)	(0.35)
Net asset value at end of year	$60.91	$45.85	$40.57	$31.83	$31.41
Market price at end of year(c)	$60.90	$45.77	$40.57	$31.82	$31.38
Net Asset Value Total Return(d)	33.76%	13.89%	28.69%	2.69%	1.21%
Market Price Total Return(d)	33.98%	13.69%	28.73%	2.71%	1.12%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$10,739,566	$8,180,847	$3,957,671	$2,193,386	$2,139,342
Ratio to average net assets of:
Expenses	0.20%	0.20%	0.20%	0.20%	0.20%
Net investment income	0.69%	0.82%	1.00%	1.24%	1.02%
Portfolio turnover rate(e)	6%	3%	4%	5%	5%

(a)	Per share amounts have been adjusted to reflect a ten-for-one stock split effective after the close of business July 14, 2023.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
The Underlying Index is a product of S&P Dow Jones Indices LLC or its affiliates (“S&P DJI”) and has been licensed for use by the Adviser. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). These trademarks have been licensed for use by S&P DJI and sublicensed for certain purposes to the Adviser.
The Fund is not sponsored, endorsed, sold or promoted by S&P DJI, Dow Jones, S&P or any of their respective affiliates. S&P DJI does not make any representation or warranty, express or implied, to the owners of the Fund, the Adviser, any Distributor or promoter of the Fund, or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P DJI’s only relationship to the Adviser with respect to the Underlying Index is the licensing of the Underlying Index and certain trademarks, service marks and/or trade names of S&P DJI and/or its licensors. The Underlying Index is determined, composed and calculated by S&P DJI without regard to the Fund, the Adviser, any Distributor or promoter of the Fund. S&P DJI has no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. S&P DJI is not responsible for and has not participated in the determination of the price and amount of the Shares, in the timing of the issuance or sale of the Shares or in the determination or calculation of the equation by which the Shares are converted into cash, cash surrendered, redeemed, etc. as applicable. S&P DJI has no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the Underlying Index will accurately track index performance or provide positive investment returns. S&P DJI is not an investment adviser or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within the Underlying Index is not a recommendation by S&P DJI to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DJI DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DJI INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS IN CALCULATING THE UNDERLYING INDEX. S&P DJI MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE
OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DJI BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DJI AND THE ADVISER, OTHER THAN THE LICENSORS OF THE UNDERLYING INDEX.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not
15

participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and
Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-XLG-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
GRPM	Invesco S&P MidCap 400® GARP ETF	NYSE Arca, Inc.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco S&P MidCap 400® GARP ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the S&P MidCap 400® GARP Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%

Other Expenses	None

Total Annual Fund Operating Expenses	0.35

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$444
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 75% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is designed to track the performance of approximately 60 growth stocks in the S&P MidCap 400® Index (the “Parent Index”) with relatively high quality and value composite scores, which are computed as described below. The Parent Index is a broad-based index of approximately 400 securities that measures the performance of the mid-cap segment of the U.S. equity market. The Fund defines mid-capitalization companies as companies whose securities are included in the Parent Index.
In selecting constituent securities for the Underlying Index, the Index Provider first identifies stocks that exhibit growth characteristics by calculating the growth score for each stock in the Parent Index. A stock’s growth score is the average of its: (i) three-year earnings per share (“EPS”) growth, calculated as a company’s three-year EPS compound annual growth rate and (ii) three-year sales per share (“SPS”) growth, calculated as a company’s three-year SPS compound annual growth rate. Stocks are ranked by growth score and the 120 stocks with the highest growth scores remain eligible for inclusion in the Underlying Index.
The Index Provider then calculates a quality/value (“QV”) composite score for each of these 120 stocks. A stock’s QV composite score is the average of its: (i) financial leverage ratio, calculated as a company’s latest total debt divided by its book value; (ii) return on equity, calculated as a company’s trailing 12-month EPS divided by its latest book value per share; and (iii) earnings-to-price ratio, calculated as a company’s trailing 12-month EPS divided by its price. In accordance with the Underlying Index methodology, the Index Provider ranks these 120 stocks by QV composite score. The top 60 stocks resulting from this ranking comprise the Underlying Index.
The constituents of the Underlying Index are weighted based on their respective growth scores, such that stocks with relatively higher growth scores will have a greater weighting in the Underlying Index. No security will have a weight that is less than 0.05% or more than 5% of the Underlying Index. Additionally, each sector, as defined according to the Global Industry Classification Standard (“GICS®”), will be subject to a maximum weight of 40%.
As of June 30, 2026, the Underlying Index was comprised of 60 constituents with market capitalizations ranging from $2.7 billion to $30.7 billion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the components of the Underlying Index and in derivatives and other investments that have economic characteristics similar to the components of the Underlying Index (the “80% investment policy”).
Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of April 30, 2026, the Fund had significant exposure to the financials sector. The Fund's portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
1

During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies typically involves greater risk than is associated with investing in securities of larger, more established companies. Mid-capitalization companies’ securities may be more volatile and less liquid than those of larger, more established companies and may have returns that vary, sometimes significantly, from the overall securities market. Mid-capitalization companies may have less experienced management, more limited product and market diversification, and fewer financial resources compared to larger capitalization companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Growth Investing Risk. The market values of growth securities may be more volatile than other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. If a growth company’s earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, the value of its securities may decline sharply. Growth companies may be newer or smaller companies that may experience greater stock price fluctuations and risks of loss than larger, more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Therefore, they may not pay any dividends for some time. Growth companies typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price and the securities of growth companies may underperform the securities of value companies or the overall stock market. Growth stocks may also be more volatile than other securities because of investor speculation and the value of the Fund’s investments will vary and at times may be lower than that of other types of investments.
Value Investing Risk. Value investing entails the risk that if the market does not recognize that a selected security is undervalued, the price of that security might not appreciate as anticipated. Value securities are subject to the risk that their valuations never improve or that the returns on value securities are lower than returns on other styles of investing or the overall stock market. Thus, the value of the Fund’s investments will vary and, at times, may be lower than that of other types of investments. Value investing has gone in and out of favor during past market cycles and when value investing is out of favor or when markets are unstable, value securities may underperform growth securities or the overall stock market.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Financials Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financials sector. Financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Changes in interest rates can have a disproportionate effect on the financials sector, and financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector. Financial services companies have also been affected by increased competition, which could adversely affect the profitability or viability of such companies.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are
2

fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser, Invesco Capital Management LLC (the “Adviser”), seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
The Fund is the successor to the investment performance of the Guggenheim S&P MidCap 400® Equal Weight ETF (the “Predecessor Fund”) as a result of the reorganization of the Predecessor Fund into the Fund, which was consummated after the close of business on April 6, 2018. Accordingly, the performance information shown below for periods ended on or prior to April 6, 2018 is that of the Predecessor Fund.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	9.20%
Best Quarter	June 30, 2020	28.70%
Worst Quarter	March 31, 2020	-32.49%
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Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	12/3/2010	7.61%	10.53%	11.05%
Return After Taxes on Distributions		7.28	10.24	10.67
Return After Taxes on Distributions and Sale of Fund Shares		4.71	8.32	9.03

S&P MidCap 400® GARP Index (reflects no deduction for fees, expenses or taxes)[1]		7.98	—	—

Blended - Invesco S&P MidCap 400® GARP Benchmark (reflects no deduction for fees, expenses or taxes)[2]		7.98	10.93	11.50

S&P Composite 1500® Index (reflects no deduction for fees, expenses or taxes)		17.02	13.96	14.46

S&P MidCap 400® Index (reflects no deduction for fees, expenses or taxes)		7.50	9.12	10.72

1
Prior to its commencement date of May 1, 2023, performance for the Underlying Index is not available.
2
The Blended - Invesco S&P MidCap 400® GARP Benchmark reflects the performance of the Russell MidCap® Equal Weight Index, a previous underlying index, prior to January 26, 2016, the S&P MidCap 400® Equal Weight Index, the previous underlying index, from January 26, 2016 through August 25, 2023, and the Underlying Index thereafter.
After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	April 2018

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	April 2018

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
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At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in the components of the Underlying Index. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
S&P MidCap 400® GARP Index
The Underlying Index is composed of a subset of securities from the Parent Index. The Index Provider first identifies stocks that exhibit growth characteristics by calculating the growth score for each stock in the Parent Index.
A stock’s growth score is the average of its: (i) three-year EPS growth, calculated as a company’s three-year EPS compound annual growth rate and (ii) three-year SPS growth, calculated as a company’s three-year SPS compound annual growth rate. After adjusting for outliers, the stocks are ranked by growth score and the 120 stocks with the highest growth scores remain eligible for inclusion in the Underlying Index.
The Index Provider then calculates the QV composite score for each of these 120 stocks. A stock’s QV composite score is the average of its: (i) financial leverage ratio, calculated as a company’s latest total debt divided by its book value; (ii) return on equity, calculated as a company’s trailing 12-month EPS divided by its latest book value per share; and (iii) earnings-to-price ratio, calculated as a company’s trailing 12-month EPS divided by its price.
In accordance with the Underlying Index methodology, the Index Provider ranks these 120 stocks by QV composite score. The top 60 stocks resulting from this ranking comprise the Underlying Index, subject to a 20% selection buffer rule. This 20% selection buffer is applied as follows in order to form the Underlying Index:
1.
The top 120 stocks, based on growth score, are ranked by their QV composite score. The top 48 highest ranking stocks are automatically selected for inclusion in the Underlying Index.
2.
Next, the stocks that are current Underlying Index constituents and that are ranked 49 to 72 by their QV composite score are selected for inclusion in the Underlying Index in order of their QV composite score until the target of 60 is reached.
3.
If 60 constituents have not been selected, the remaining stocks are selected based on their QV composite score ranking until the target count is reached.
The constituents of the Underlying Index are weighted based on their respective growth scores, such that stocks with relatively higher growth scores will have a greater weighting in the Underlying Index. No security will have a weight that is less than 0.05% or more than 5% of the Underlying Index. Additionally, each sector, as defined according to GICS®, will be subject to a maximum weight of 40%.
The Underlying Index is rebalanced semi-annually after market close on the third Friday in June and December. Additions to the Underlying Index generally occur only at the time of the semi-annual rebalance, but constituents removed from the Parent Index are removed from the Underlying Index simultaneously. Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to reflect corporate actions or spinoffs.
The Fund is rebalanced in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns
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in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Securities of mid-capitalization companies tend to be more vulnerable to changing market conditions and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and thinly traded (that is, less liquid) than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market.
Often, mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions. In addition, mid-capitalization companies are typically less financially stable than larger, more established companies, and they may depend on a small number of essential personnel, making them more vulnerable to loss of personnel. Mid-capitalization companies also normally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments concerning their products. As such, mid-capitalization companies typically are more likely to be adversely affected than large-capitalization companies by changes in earnings results, business prospects, investor expectations or poor economic or market conditions.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Growth Investing Risk. The market values of growth securities may be more volatile than other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. If a growth company’s earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, the value of its securities may decline sharply. Growth companies may be newer or smaller companies that may experience greater stock price fluctuations and risks of loss than larger, more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Therefore, they may not pay any dividends for some time. Growth companies typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth companies can also be established companies that are in a growth cycle in their business; these companies may experience greater stock price fluctuations and risks of loss than other established companies. During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price and the securities of growth companies may underperform the securities of value companies or the overall stock market. Growth stocks may also be more volatile than other securities because of investor speculation and the value of the Fund’s investments will vary and at times may be lower than that of other types of investments. Growth stocks generally are priced higher than non-growth stocks, in relation to the issuer’s earnings and other measures, because investors believe they have greater growth potential. However, there is no guarantee that such an issuer will realize that growth potential.
Value Investing Risk. Value investing entails the risk that if the market does not recognize that a selected security is undervalued, the price of that security might not appreciate as anticipated. A value investing approach could also lead to acquiring fewer securities that might experience rapid price increases during times of market advances. This could cause the investments to underperform strategies that employ only a growth or other non-value approach. Value investing has also gone in and out of favor during past market cycles and is likely to continue to do so. During periods when value investing is out of favor or when markets are unstable, value securities may underperform the securities of growth companies or the overall stock market. Value securities are subject to the risk that their valuations never improve or that the returns on value securities are lower than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular
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industry, competition for resources, adverse labor relations, political or world events, obsolescence of technologies, and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Financials Sector Risk. Financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Changes in interest rates can have a disproportionate effect on the financials sector, and financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector. Financial services companies have also been affected by increased competition, which could adversely affect the profitability or viability of such companies. In addition, the financials sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions.
Global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region may adversely affect issuers in another country or region, which may adversely affect securities held by the Fund. These circumstances have also decreased liquidity in some markets and may continue to do so. Deterioration of credit markets can have an adverse impact on a broad range of financial markets, and thereby cause certain financial services companies to incur large losses. Certain financial services companies have experienced a decline in the valuation of their assets and even ceased operations.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or
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other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV.
The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to the components of the Underlying Index and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
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Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than
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executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance. Interest expenses are excluded from the Fund expenses borne by the Adviser under the unitary management fee.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the
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general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since April 2018. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since April 2018. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser an annual management fee equal to 0.35% of its average daily net assets (the “Advisory Fee”).
The Advisory Fee paid by the Fund to the Adviser is an annual unitary management fee. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, Acquired Fund Fees and Expenses, if any, litigation expenses, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the
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lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “GRPM.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent
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information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
■
If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
■
The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that
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generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference
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between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024	2023	2022
Per Share Operating Performance:
Net asset value at beginning of year	$100.37	$113.14	$86.29	$85.55	$92.63
Net investment income(a)	1.01	1.38	0.89	1.13	0.93
Net realized and unrealized gain (loss) on investments	25.43	(12.95)	26.88	0.71	(7.10)
Total from investment operations	26.44	(11.57)	27.77	1.84	(6.17)
Distributions to shareholders from:
Net investment income	(1.23)	(1.20)	(0.92)	(1.10)	(0.91)
Net asset value at end of year	$125.58	$100.37	$113.14	$86.29	$85.55
Market price at end of year(b)	$125.59	$100.31	$113.19	$86.28	$85.47
Net Asset Value Total Return(c)	26.47%	(10.33)%	32.36%	2.23%	(6.72)%
Market Price Total Return(c)	26.56%	(10.42)%	32.43%	2.31%	(6.81)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$485,990	$447,653	$388,074	$187,243	$123,195
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.36%	0.40%	0.40%
Net investment income	0.86%	1.22%	0.92%	1.33%	1.01%
Portfolio turnover rate(d)	75%	70%	114%	33%	28%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)
Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the period ended April 30, 2024, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
The Underlying Index is a product of S&P Dow Jones Indices LLC or its affiliates (“S&P DJI”) and has been licensed for use by the Adviser. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). These trademarks have been licensed for use by S&P DJI and sublicensed for certain purposes to the Adviser.
The Fund is not sponsored, endorsed, sold or promoted by S&P DJI, Dow Jones, S&P or any of their respective affiliates. S&P DJI does not make any representation or warranty, express or implied, to the owners of the Fund, the Adviser, any Distributor or promoter of the Fund, or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P DJI’s only relationship to the Adviser with respect to the Underlying Index is the licensing of the Underlying Index and certain trademarks, service marks and/or trade names of S&P DJI and/or its licensors. The Underlying Index is determined, composed and calculated by S&P DJI without regard to the Fund, the Adviser, any Distributor or promoter of the Fund. S&P DJI has no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. S&P DJI is not responsible for and has not participated in the determination of the price and amount of the Shares, in the timing of the issuance or sale of the Shares or in the determination or calculation of the equation by which the Shares are converted into cash, cash surrendered, redeemed, etc. as applicable. S&P DJI has no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the Underlying Index will accurately track index performance or provide positive investment returns. S&P DJI is not an investment adviser or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within the Underlying Index is not a recommendation by S&P DJI to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DJI DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DJI INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS IN CALCULATING THE UNDERLYING INDEX. S&P DJI MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE
OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DJI BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DJI AND THE ADVISER, OTHER THAN THE LICENSORS OF THE UNDERLYING INDEX.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not
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participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and
Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-GRPM-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
RFG	Invesco S&P MidCap 400® Pure Growth ETF	NYSE Arca, Inc.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco S&P MidCap 400® Pure Growth ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the S&P MidCap 400® Pure Growth Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%

Other Expenses	None

Total Annual Fund Operating Expenses	0.35

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$444
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 77% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is composed of a subset of securities from the S&P MidCap 400® Index (the “Parent Index”) that exhibit strong growth characteristics. First, each security in the Parent Index is assigned two “style scores” – one for growth and one for value – based on the characteristics of the issuer. The “growth score” is measured using three factors: three-year sales per share growth rate, the ratio of the three-year net change in earnings per share to current price per share, and momentum (the 12-month percentage change in price). The “value score” is measured using three other factors: book-value-to-price ratio, earnings-to-price ratio, and sales-to-price ratio. The securities in the Parent Index are then ranked based on their relative growth and value scores. Unlike other style indices that may contain all securities within the Parent Index, including overlapping constituents that exhibit both growth and value characteristics, the Underlying Index is narrower in focus and excludes any overlapping securities demonstrating both growth and value characteristics and includes only those securities that exhibit “pure growth” characteristics. The Underlying Index weights constituents according to their growth scores, such that securities demonstrating the strongest growth characteristics generally receive proportionally greater weights.
As of June 30, 2026, the Underlying Index was comprised of 99 constituents with market capitalizations ranging from $2.7 billion to $32.9 billion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
The Fund intends to be “diversified,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), to the extent that the Underlying Index is diversified. The Fund may become “non-diversified” as defined in the 1940 Act solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Should the Fund become “non-diversified,” it will no longer be required to meet certain diversification requirements under the 1940 Act and may invest a greater portion of its assets in securities of a small group of issuers or in any one individual issuer than can a diversified fund. Shareholder approval will not be sought when the Fund crosses from diversified to non-diversified status solely due to a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. In seeking to track the Underlying Index, the Fund was managed as diversified as of April 30, 2026.
In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the components of the Underlying Index and in derivatives and other investments that have economic characteristics similar to the components of the Underlying Index (the “80% investment policy”).
Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of April 30, 2026, the Fund had significant exposure to the industrials sector. The Fund's portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
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Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all.
Growth Investing Risk. The market values of growth securities may be more volatile than other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. If a growth company’s earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, the value of its securities may decline sharply. Growth companies may be newer or smaller companies that may experience greater stock price fluctuations and risks of loss than larger, more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Therefore, they may not pay any dividends for some time. Growth companies typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price and the securities of growth companies may underperform the securities of value companies or the overall stock market. Growth stocks may also be more volatile than other securities because of investor speculation and the value of the Fund’s investments will vary and at times may be lower than that of other types of investments.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Industrials Sector Risk. Changes in government regulation, world events and economic conditions may adversely affect companies in the industrials sector. In addition, these companies are at risk for environmental and product liability damage claims. Industrial companies also may be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, trade disputes, supply chain and distribution disruptions, cyberattacks, increased competition, depletion of resources, obsolescence due to rapid technological developments and frequent new product introduction, consolidation, excess capacity, consumer preferences and spending trends, overall capital spending levels, business cycle fluctuations, labor relations and changes in the supply of and demand for their specific products or services or for industrials sector products in general.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to
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fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Diversification Risk. To the extent the Fund becomes non-diversified, the Fund may invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser, Invesco Capital Management LLC (the “Adviser”), seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
The Fund is the successor to the investment performance of the Guggenheim S&P MidCap 400® Pure Growth ETF (the “Predecessor Fund”) as a result of the reorganization of the Predecessor Fund into the Fund, which was consummated after the close of business on April 6, 2018. Accordingly, the performance information shown below for periods ending on or prior to April 6, 2018 is that of the Predecessor Fund.
 Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	23.09%
Best Quarter	June 30, 2020	34.41%
Worst Quarter	March 31, 2020	-26.82%
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Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	3/1/2006	8.74%	5.87%	8.36%
Return After Taxes on Distributions		8.66	5.72	8.19
Return After Taxes on Distributions and Sale of Fund Shares		5.28	4.55	6.77

S&P MidCap 400® Pure Growth Index (reflects no deduction for fees, expenses or taxes)		9.09	6.20	8.67

S&P Composite 1500® Index (reflects no deduction for fees, expenses or taxes)		17.02	13.96	14.46

S&P MidCap 400® Growth Index (reflects no deduction for fees, expenses or taxes)		7.46	7.12	10.44

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	April 2018

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	April 2018

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of
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their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in the components of the Underlying Index. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.

S&P MidCap 400® Pure Growth Index
The Underlying Index is composed of a subset of securities from the Parent Index, a float-adjusted market capitalization-weighted index composed of 400 stocks chosen by S&P DJI that generally represents the U.S. mid-capitalization equities market.
The Underlying Index is composed of securities that exhibit only strong growth characteristics. First, each security in the Parent Index is assigned two “style scores” – one for growth and one for value – based on the characteristics of the issuer. The “growth score” is measured using three factors: three-year sales per share growth rate, the ratio of the three-year net change in earnings per share to current price per share, and momentum (the 12-month percentage change in price). The “value score” is measured using three other factors: book-value-to-price ratio, earnings-to-price ratio, and sales-to-price ratio. The securities in the Parent Index are then ranked based on their relative growth and value scores. Unlike other style indices that may contain all securities within the Parent Index, including overlapping constituents that exhibit both growth and value characteristics, the Underlying Index is narrower in focus and excludes any overlapping securities that demonstrate both growth and value characteristics and includes only those securities that exhibit “pure growth” characteristics.
The Underlying Index weights constituents according to their growth scores, such that securities demonstrating the strongest growth characteristics generally receive proportionally greater weights. The Underlying Index is rebalanced annually after the close of trading on the third Friday in December. Constituent changes are generally made in the Underlying Index as and when they are made in the Parent Index. If a security is removed from the Parent Index, it is removed from the Underlying Index simultaneously.
The Fund is rebalanced in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies.
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They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. In addition, investors might seek to trade Fund shares based on their knowledge or understanding of the value of smaller company securities (this is sometimes referred to as “price arbitrage”), which could interfere with the efficient management of the Fund. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all. The relative sizes of companies may change over time as the securities market changes, and the Fund is not required to sell the securities of companies whose market capitalizations have grown or decreased due to market fluctuations.
Growth Investing Risk. The market values of growth securities may be more volatile than other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. If a growth company’s earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, the value of its securities may decline sharply. Growth companies may be newer or smaller companies that may experience greater stock price fluctuations and risks of loss than larger, more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Therefore, they may not pay any dividends for some time. Growth companies typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth companies can also be established companies that are in a growth cycle in their business; these companies may experience greater stock price fluctuations and risks of loss than other established companies. During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price and the securities of growth companies may underperform the securities of value companies or the overall stock market. Growth stocks may also be more volatile than other securities because of investor speculation and the value of the Fund’s investments will vary and at times may be lower than that of other types of investments. Growth stocks generally are priced higher than non-growth stocks, in relation to the issuer’s earnings and other measures, because investors believe they have greater growth potential. However, there is no guarantee that such an issuer will realize that growth potential.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry, competition for resources, adverse labor relations, political or world events, obsolescence of technologies, and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Industrials Sector Risk. Changes in government regulation, world events and economic conditions may adversely affect the companies in the industrials sector. In addition, these companies are at risk for environmental and product liability damage claims. Industrial companies also may be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, supply chain and distribution disruptions, cyberattacks, increased competition, depletion of resources, obsolescence due to rapid technological developments and frequent new product introduction, consolidation, excess capacity, consumer preferences and spending trends, overall capital spending levels, labor relations and changes in the supply of and demand for their specific products or services or for industrials sector products in general. Furthermore, changes in government spending policies, trade restrictions and tariffs as well as broader geopolitical developments could adversely affect industrials companies.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times
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of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Diversification Risk. To the extent the Fund becomes non-diversified, the Fund may invest a greater portion of its assets in the obligations or securities of a small number of issuers or a single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on
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trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to the components of the Underlying Index and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant,
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custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance. Interest expenses are excluded from the Fund expenses borne by the Adviser under the unitary management fee.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
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Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash
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to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since April 2018. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since April 2018. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser an annual management fee equal to 0.35% of its average daily net assets (the “Advisory Fee”).
The Advisory Fee paid by the Fund to the Adviser is an annual unitary management fee. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, Acquired Fund Fees and Expenses, if any, litigation expenses, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “RFG.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption
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request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by
APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.
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Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024(a)	2023(a)	2022(a)
Per Share Operating Performance:
Net asset value at beginning of year	$44.28	$47.47	$36.49	$37.33	$45.65
Net investment income(b)	0.09	0.23	0.35	0.31	0.06
Net realized and unrealized gain (loss) on investments	15.37	(3.27)	10.99	(0.80)	(8.34)
Total from investment operations	15.46	(3.04)	11.34	(0.49)	(8.28)
Distributions to shareholders from:
Net investment income	(0.20)	(0.15)	(0.36)	(0.35)	(0.04)
Net asset value at end of year	$59.54	$44.28	$47.47	$36.49	$37.33
Market price at end of year(c)	$59.54	$44.26	$47.46	$36.48	$37.30
Net Asset Value Total Return(d)	35.01%	(6.46)%	31.21%	(1.27)%	(18.15)%
Market Price Total Return(d)	35.07%	(6.48)%	31.23%	(1.18)%	(18.21)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$334,596	$271,434	$338,924	$244,509	$283,734
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	0.17%	0.49%	0.85%	0.84%	0.14%
Portfolio turnover rate(e)	77%	77%	89%	81%	83%

(a)	Per share amounts have been adjusted to reflect a five-for-one stock split effective after the close of business on July 14, 2023.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
The Underlying Index is a product of S&P Dow Jones Indices LLC or its affiliates (“S&P DJI”) and has been licensed for use by the Adviser. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). These trademarks have been licensed for use by S&P DJI and sublicensed for certain purposes to the Adviser.
The Fund is not sponsored, endorsed, sold or promoted by S&P DJI, Dow Jones, S&P or any of their respective affiliates. S&P DJI does not make any representation or warranty, express or implied, to the owners of the Fund, the Adviser, any Distributor or promoter of the Fund, or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P DJI’s only relationship to the Adviser with respect to the Underlying Index is the licensing of the Underlying Index and certain trademarks, service marks and/or trade names of S&P DJI and/or its licensors. The Underlying Index is determined, composed and calculated by S&P DJI without regard to the Fund, the Adviser, any Distributor or promoter of the Fund. S&P DJI has no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. S&P DJI is not responsible for and has not participated in the determination of the price and amount of the Shares, in the timing of the issuance or sale of the Shares or in the determination or calculation of the equation by which the Shares are converted into cash, cash surrendered, redeemed, etc. as applicable. S&P DJI has no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the Underlying Index will accurately track index performance or provide positive investment returns. S&P DJI is not an investment adviser or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within the Underlying Index is not a recommendation by S&P DJI to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DJI DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DJI INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS IN CALCULATING THE UNDERLYING INDEX. S&P DJI MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE
OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DJI BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DJI AND THE ADVISER, OTHER THAN THE LICENSORS OF THE UNDERLYING INDEX.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not
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participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and
Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-RFG-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
RFV	Invesco S&P MidCap 400® Pure Value ETF	NYSE Arca, Inc.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco S&P MidCap 400® Pure Value ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the S&P MidCap 400® Pure Value Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%

Other Expenses	None

Total Annual Fund Operating Expenses	0.35

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$444
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 61% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is composed of a subset of securities from the S&P MidCap 400® Index (the “Parent Index”) that exhibit strong value characteristics. First, each security in the Parent Index is assigned two “style scores” – one for value and one for growth – based on the characteristics of the issuer. The “value score” is measured using three factors: book-value-to-price ratio, earnings-to-price ratio, and sales-to-price ratio. The “growth score” is measured using three other factors: three-year sales per share growth rate, the ratio of the three-year net change in earnings per share to current price per share, and momentum (the 12-month percentage change in price). The securities in the Parent Index are then ranked based on their relative value and growth scores. Unlike other style indices that may contain all securities within the Parent Index, including overlapping constituents that exhibit both value and growth characteristics, the Underlying Index is narrower in focus and excludes any overlapping securities demonstrating both value and growth characteristics and includes only those securities that exhibit “pure value” characteristics. The Underlying Index weights constituents according to their value scores, such that securities demonstrating the strongest value characteristics generally receive proportionally greater weights.
As of June 30, 2026, the Underlying Index was comprised of 97 constituents with market capitalizations ranging from $1.9 billion to $22.5 billion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
The Fund intends to be “diversified,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), to the extent that the Underlying Index is diversified. The Fund may become “non-diversified” as defined in the 1940 Act solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Should the Fund become “non-diversified,” it will no longer be required to meet certain diversification requirements under the 1940 Act and may invest a greater portion of its assets in securities of a small group of issuers or in any one individual issuer than can a diversified fund. Shareholder approval will not be sought when the Fund crosses from diversified to non-diversified status solely due to a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. In seeking to track the Underlying Index, the Fund was managed as diversified as of April 30, 2026.
In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the components of the Underlying Index and in derivatives and other investments that have economic characteristics similar to the components of the Underlying Index (the “80% investment policy”).
Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying
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Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all.
Value Investing Risk. Value investing entails the risk that if the market does not recognize that a selected security is undervalued, the price of that security might not appreciate as anticipated. Value securities are subject to the risk that their valuations never improve or that the returns on value securities are lower than returns on other styles of investing or the overall stock market. Thus, the value of the Fund’s investments will vary and, at times, may be lower than that of other types of investments. Value investing has gone in and out of favor during past market cycles and when value investing is out of favor or when markets are unstable, value securities may underperform growth securities or the overall stock market.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Diversification Risk. To the extent the Fund becomes non-diversified, the Fund may invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's
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portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser, Invesco Capital Management LLC (the “Adviser”), seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
The Fund is the successor to the investment performance of the Guggenheim S&P MidCap 400® Pure Value ETF (the “Predecessor Fund”) as a result of the reorganization of the Predecessor Fund into the Fund, which was consummated after the close of business on April 6, 2018. Accordingly, the performance information shown below for periods ending on or prior to April 6, 2018 is that of the Predecessor Fund.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	12.91%
Best Quarter	December 31, 2020	35.67%
Worst Quarter	March 31, 2020	-43.04%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	3/1/2006	7.55%	13.62%	12.23%
Return After Taxes on Distributions		7.00	13.14	11.72
Return After Taxes on Distributions and Sale of Fund Shares		4.83	10.85	10.02

S&P MidCap 400® Pure Value Index (reflects no deduction for fees, expenses or taxes)		7.91	14.00	12.58

S&P Composite 1500® Index (reflects no deduction for fees, expenses or taxes)		17.02	13.96	14.46

S&P MidCap 400® Value Index (reflects no deduction for fees, expenses or taxes)		7.58	11.01	10.69

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

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Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	April 2018

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	April 2018

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in the components of the Underlying Index. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.

S&P MidCap 400® Pure Value Index
The Underlying Index is composed of a subset of securities from the Parent Index, a float-adjusted market capitalization-weighted index composed of 400 stocks chosen by S&P DJI that generally represents the U.S. mid-capitalization equities market.
The Underlying Index is composed of securities that exhibit only strong value characteristics. First, each security in the Parent Index is assigned two “style scores” – one for value and one for growth – based on the characteristics of the issuer. The “value score” is measured using three factors: book-value-to-price ratio, earnings-to-price ratio, and sales-to-price ratio. The “growth score” is measured using three other factors: three-year sales per share growth rate, the ratio of the three-year net change in earnings per share to current price per share, and momentum (the 12-month percentage change in price). The securities in the Parent Index are then ranked based on their relative value and growth scores. Unlike other style indices that may contain all securities within the Parent Index, including overlapping constituents that exhibit both value and growth characteristics, the Underlying Index is narrower in focus and excludes any overlapping securities that demonstrate both value and growth
4

characteristics and includes only those securities that exhibit “pure value” characteristics.
The Underlying Index weights constituents according to their value scores, such that securities demonstrating the strongest value characteristics generally receive proportionally greater weights. The Underlying Index is rebalanced annually after the close of trading on the third Friday in December. Constituent changes are generally made in the Underlying Index as and when they are made in the Parent Index. If a security is removed from the Parent Index, it is removed from the Underlying Index simultaneously.
The Fund is rebalanced in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. In addition, investors might seek to trade Fund shares based on their knowledge or understanding of the value of smaller company securities (this is sometimes referred to as “price arbitrage”), which could interfere with the efficient management of the Fund. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all. The relative sizes of companies may change over time as the securities market changes, and the Fund is not required to sell the securities of companies whose market capitalizations have grown or decreased due to market fluctuations.
Value Investing Risk. Value investing entails the risk that if the market does not recognize that a selected security is undervalued, the price of that security might not appreciate as anticipated. A value investing approach could also lead to acquiring fewer securities that might experience rapid price increases during times of market advances. This could cause the investments to underperform strategies that employ only a growth or other non-value approach. Value investing has also gone in and out of favor
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during past market cycles and is likely to continue to do so. During periods when value investing is out of favor or when markets are unstable, value securities may underperform the securities of growth companies or the overall stock market. Value securities are subject to the risk that their valuations never improve or that the returns on value securities are lower than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry, competition for resources, adverse labor relations, political or world events, obsolescence of technologies, and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Diversification Risk. To the extent the Fund becomes non-diversified, the Fund may invest a greater portion of its assets in the obligations or securities of a small number of issuers or a single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may
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result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase
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agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to the components of the Underlying Index and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying
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Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance. Interest expenses are excluded from the Fund expenses borne by the Adviser under the unitary management fee.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly
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future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund
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since April 2018. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since April 2018. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser an annual management fee equal to 0.35% of its average daily net assets (the “Advisory Fee”).
The Advisory Fee paid by the Fund to the Adviser is an annual unitary management fee. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, Acquired Fund Fees and Expenses, if any, litigation expenses, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “RFV.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased
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transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation
Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by
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independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024	2023	2022
Per Share Operating Performance:
Net asset value at beginning of year	$108.85	$110.35	$93.65	$89.82	$93.56
Net investment income(a)	2.51	1.98	1.38	1.69	1.75
Net realized and unrealized gain (loss) on investments	31.97	(1.59)	16.77	3.98 (b)	(3.84)
Total from investment operations	34.48	0.39	18.15	5.67	(2.09)
Distributions to shareholders from:
Net investment income	(2.65)	(1.89)	(1.45)	(1.84)	(1.65)
Net asset value at end of year	$140.68	$108.85	$110.35	$93.65	$89.82
Market price at end of year(c)	$140.69	$108.78	$110.40	$93.60	$89.63
Net Asset Value Total Return(d)	31.99%	0.26%	19.45%	6.50%	(2.28)%
Market Price Total Return(d)	32.08%	0.15%	19.57%	6.67%	(2.56)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$318,015	$227,541	$299,109	$250,105	$140,168
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	1.96%	1.68%	1.31%	1.82%	1.85%
Portfolio turnover rate(e)	61%	50%	68%	57%	47%

(a)	Based on average shares outstanding.
(b)
Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(c)	The mean between the last bid and ask prices.
(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
The Underlying Index is a product of S&P Dow Jones Indices LLC or its affiliates (“S&P DJI”) and has been licensed for use by the Adviser. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). These trademarks have been licensed for use by S&P DJI and sublicensed for certain purposes to the Adviser.
The Fund is not sponsored, endorsed, sold or promoted by S&P DJI, Dow Jones, S&P or any of their respective affiliates. S&P DJI does not make any representation or warranty, express or implied, to the owners of the Fund, the Adviser, any Distributor or promoter of the Fund, or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P DJI’s only relationship to the Adviser with respect to the Underlying Index is the licensing of the Underlying Index and certain trademarks, service marks and/or trade names of S&P DJI and/or its licensors. The Underlying Index is determined, composed and calculated by S&P DJI without regard to the Fund, the Adviser, any Distributor or promoter of the Fund. S&P DJI has no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. S&P DJI is not responsible for and has not participated in the determination of the price and amount of the Shares, in the timing of the issuance or sale of the Shares or in the determination or calculation of the equation by which the Shares are converted into cash, cash surrendered, redeemed, etc. as applicable. S&P DJI has no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the Underlying Index will accurately track index performance or provide positive investment returns. S&P DJI is not an investment adviser or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within the Underlying Index is not a recommendation by S&P DJI to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DJI DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DJI INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS IN CALCULATING THE UNDERLYING INDEX. S&P DJI MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE
OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DJI BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DJI AND THE ADVISER, OTHER THAN THE LICENSORS OF THE UNDERLYING INDEX.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not
16

participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and
Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
17

Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-RFV-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
XMMO	Invesco S&P MidCap Momentum ETF	NYSE Arca, Inc.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco S&P MidCap Momentum ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the S&P MidCap 400® Momentum Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29%

Other Expenses	0.05

Total Annual Fund Operating Expenses	0.34

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$35	$109	$191	$431
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 129% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is composed of constituents of the S&P MidCap 400® Index (the “Parent Index”) that have the highest “momentum score.” In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Underlying Index is based on upward price movements of the security as compared to other eligible securities within the Parent Index.
In selecting constituent securities for the Underlying Index, the Index Provider first calculates the momentum score of each stock in the Parent Index by evaluating the percentage change in the stock’s price over the last 12 months, excluding the most recent month, and applying an adjustment based on the security’s volatility over that period. Approximately 80 of the securities with the highest momentum score are included in the Underlying Index. The Underlying Index uses a modified market capitalization-weighted strategy and weights securities by multiplying each security’s market capitalization and momentum score, subject to security and sector constraints.
As of June 30, 2026, the Underlying Index was comprised of 75 constituents with market capitalizations ranging from $3.9 billion to $32.9 billion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
The Fund intends to be “diversified,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), to the extent that the Underlying Index is diversified. The Fund may become “non-diversified” as defined in the 1940 Act solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Should the Fund become “non-diversified,” it will no longer be required to meet certain diversification requirements under the 1940 Act and may invest a greater portion of its assets in securities of a small group of issuers or in any one individual issuer than can a diversified fund. Shareholder approval will not be sought when the Fund crosses from diversified to non-diversified status solely due to a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. In seeking to track the Underlying Index, the Fund was managed as diversified as of April 30, 2026.
In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the components of the Underlying Index and in derivatives and other investments that have economic characteristics similar to the components of the Underlying Index (the “80% investment policy”).
Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of April 30, 2026, the Fund had significant exposure to the industrials sector. The Fund’s portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
1

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies typically involves greater risk than is associated with investing in securities of larger, more established companies. Mid-capitalization companies’ securities may be more volatile and less liquid than those of larger, more established companies and may have returns that vary, sometimes significantly, from the overall securities market. Mid-capitalization companies may have less experienced management, more limited product and market diversification, and fewer financial resources compared to larger capitalization companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Momentum Investing Risk. The momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than the returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Industrials Sector Risk. Changes in government regulation, world events and economic conditions may adversely affect companies in the industrials sector. In addition, these companies are at risk for environmental and product liability damage claims. Industrial companies also may be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, trade disputes, supply chain and distribution disruptions, cyberattacks, increased competition, depletion of resources, obsolescence due to rapid technological developments and frequent new product introduction, consolidation, excess capacity, consumer preferences and spending trends, overall capital spending levels, business cycle fluctuations, labor relations and changes in the supply of and demand for their specific products or services or for industrials sector products in general.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Diversification Risk. To the extent the Fund becomes non-diversified, the Fund may invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or
2

more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize the realization of capital gains to the extent possible.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser, Invesco Capital Management LLC (the “Adviser”), seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV.
The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	23.27%
Best Quarter	March 31, 2024	28.61%
Worst Quarter	March 31, 2020	-19.37%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	3/3/2005	12.97%	12.98%	17.29%
Return After Taxes on Distributions		12.75	12.76	17.12
Return After Taxes on Distributions and Sale of Fund Shares		7.82	10.34	14.77

S&P MidCap 400® Momentum Index (reflects no deduction for fees, expenses or taxes)[1]		13.40	13.38	—

Blended - S&P MidCap 400® Momentum Index (reflects no deduction for fees, expenses or taxes)[2]		13.40	13.38	17.71

S&P Composite 1500® Index (reflects no deduction for fees, expenses or taxes)		17.02	13.96	14.46

S&P MidCap 400® Index (reflects no deduction for fees, expenses or taxes)		7.50	9.12	10.72

1
Prior to its commencement date of November 13, 2017, performance for the Underlying Index is not available.
2
The Blended-S&P MidCap 400® Momentum Index reflects the performance of the Russell Midcap Pure Growth Index, the previous underlying index, through June 21, 2019, and the Underlying Index thereafter.
After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax
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returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	June 2007

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	August 2008

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in the components of the Underlying Index. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
S&P MidCap 400® Momentum Index
The Underlying Index is designed to measure the performance of the securities with the greatest momentum within the Parent Index, a broad-based index of approximately 400 securities that measures the performance of the mid-cap segment of the U.S. equity market.
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In selecting constituent securities for the Underlying Index, the Index Provider first calculates the momentum score of each stock in the Parent Index by evaluating the percentage change in the stock’s price over the last 12 months, excluding the most recent month, and applying an adjustment based on the security’s volatility over that period. Only those stocks that have traded at least 150 days during the period are eligible for inclusion in the Underlying Index. Approximately 80 of the securities with the highest momentum score are included in the Underlying Index.
The Underlying Index uses a modified market capitalization-weighted strategy and weights securities by multiplying each security’s market capitalization and momentum score, subject to security and sector constraints.
The Underlying Index is rebalanced semi-annually after market close on the third Friday in March and September. Additions to and deletions from the Underlying Index generally occur only at the time of the semiannual rebalance, but constituents removed from the Parent Index are removed from the Underlying Index simultaneously. Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to reflect corporate actions or spin-offs.
The Fund is rebalanced in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Securities of mid-capitalization companies tend to be more vulnerable to changing market conditions and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and thinly traded (that is, less liquid) than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market.
Often, mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions. In addition, mid-capitalization companies are typically less financially stable than larger, more established companies, and they may depend on a small number of essential personnel, making them more vulnerable to loss of personnel. Mid-capitalization companies also normally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments concerning their products. As such, mid-capitalization companies typically are more likely to be adversely affected than large-capitalization companies by changes in earnings results, business prospects, investor expectations or poor economic or market conditions.
Momentum Investing Risk. Momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing therefore emphasizes investing in securities that have had better recent performance compared to other securities, on the theory that these securities will continue to increase in value. Momentum investing is
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subject to the risk that the securities may be more volatile than the market as a whole. High momentum may also be a sign that the securities’ prices have peaked, and therefore the returns on securities that have previously exhibited price momentum may be less than the returns on other styles of investing. Momentum can turn quickly, and stocks that previously exhibited high momentum may not experience continued positive momentum. The Fund may experience significant losses if momentum stops, reverses or otherwise behaves differently than predicted. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry, competition for resources, adverse labor relations, political or world events, obsolescence of technologies, and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the
Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Industrials Sector Risk. Changes in government regulation, world events and economic conditions may adversely affect the companies in the industrials sector. In addition, these companies are at risk for environmental and product liability damage claims. Industrial companies also may be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, supply chain and distribution disruptions, cyberattacks, increased competition, depletion of resources, obsolescence due to rapid technological developments and frequent new product introduction, consolidation, excess capacity, consumer preferences and spending trends, overall capital spending levels, labor relations and changes in the supply of and demand for their specific products or services or for industrials sector products in general. Furthermore, changes in government spending policies, trade restrictions and tariffs as well as broader geopolitical developments could adversely affect industrials companies.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
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Non-Diversification Risk. To the extent the Fund becomes non-diversified, the Fund may invest a greater portion of its assets in the obligations or securities of a small number of issuers or a single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index, which may result in a high portfolio turnover rate. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize the realization of capital gains to the extent possible.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
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Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to the components of the Underlying Index and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to
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seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the
Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
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Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively
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Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since June 2007. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2008. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser for its services an annual fee equal to 0.29% of its average daily net assets (the “Advisory Fee”).
The Fund is responsible for all of its own expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to the Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust or the Adviser and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) on behalf of the
Fund pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, offering costs (as defined below), brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.39% of its average daily net assets per year (the “Expense Cap”), at least until August 31, 2028.
The offering costs excluded from the Expense Cap for the Fund are: (a) initial legal fees pertaining to the Shares offered for sale; (b) initial SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.
The Expense Agreement provides that the fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date. This waiver is not subject to recapture.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “XMMO.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take
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up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
■
Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.
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Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024	2023	2022
Per Share Operating Performance:
Net asset value at beginning of year	$115.44	$108.65	$75.06	$81.98	$85.50
Net investment income(a)	0.95	0.75	0.52	1.15	0.58
Net realized and unrealized gain (loss) on investments	44.44	6.65 (b)	33.57	(6.89)	(3.56)
Total from investment operations	45.39	7.40	34.09	(5.74)	(2.98)
Distributions to shareholders from:
Net investment income	(1.03)	(0.61)	(0.50)	(1.18)	(0.54)
Net asset value at end of year	$159.80	$115.44	$108.65	$75.06	$81.98
Market price at end of year(c)	$159.78	$115.29	$108.67	$75.05	$82.00
Net Asset Value Total Return(d)	39.49%	6.78%	45.60%	(6.97)%	(3.50)%
Market Price Total Return(d)	39.65%	6.62%	45.63%	(7.01)%	(3.49)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$6,804,340	$3,419,344	$2,134,938	$1,053,054	$894,410
Ratio to average net assets of:
Expenses	0.34%	0.33%	0.39%	0.34%	0.33%
Net investment income	0.69%	0.62%	0.58%	1.50%	0.67%
Portfolio turnover rate(e)	129%	104%	132%	129%	135%

(a)	Based on average shares outstanding.
(b)
Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(c)	The mean between the last bid and ask prices.
(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
The Underlying Index is a product of S&P Dow Jones Indices LLC or its affiliates (“S&P DJI”) and has been licensed for use by the Adviser. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). These trademarks have been licensed for use by S&P DJI and sublicensed for certain purposes to the Adviser.
The Fund is not sponsored, endorsed, sold or promoted by S&P DJI, Dow Jones, S&P or any of their respective affiliates. S&P DJI does not make any representation or warranty, express or implied, to the owners of the Fund, the Adviser, any Distributor or promoter of the Fund, or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P DJI’s only relationship to the Adviser with respect to the Underlying Index is the licensing of the Underlying Index and certain trademarks, service marks and/or trade names of S&P DJI and/or its licensors. The Underlying Index is determined, composed and calculated by S&P DJI without regard to the Fund, the Adviser, any Distributor or promoter of the Fund. S&P DJI has no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. S&P DJI is not responsible for and has not participated in the determination of the price and amount of the Shares, in the timing of the issuance or sale of the Shares or in the determination or calculation of the equation by which the Shares are converted into cash, cash surrendered, redeemed, etc. as applicable. S&P DJI has no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the Underlying Index will accurately track index performance or provide positive investment returns. S&P DJI is not an investment adviser or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within the Underlying Index is not a recommendation by S&P DJI to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DJI DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DJI INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS IN CALCULATING THE UNDERLYING INDEX. S&P DJI MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE
OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DJI BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DJI AND THE ADVISER, OTHER THAN THE LICENSORS OF THE UNDERLYING INDEX.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not
16

participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and
Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-XMMO-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
XMHQ	Invesco S&P MidCap Quality ETF	NYSE Arca, Inc.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco S&P MidCap Quality ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the S&P MidCap 400® Quality Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%

Other Expenses	0.05

Total Annual Fund Operating Expenses	0.30

Fee Waiver and/or Expense Reimbursement[1]	0.05

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.25

1
Invesco Capital Management LLC (the “Adviser”) has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.25% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2028, and neither the Adviser nor the Fund may discontinue the agreement prior to its expiration. The fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first two years and the Total Annual Fund Operating Expenses thereafter. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$26	$86	$158	$370
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 65% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is composed of a subset of securities from the S&P MidCap 400® Index that the Index Provider has determined to have high “quality”—that is, stocks of companies that seek to generate higher revenue and cash flow than their counterparts through prudent use of assets and finances. The Index Provider assesses a security’s quality based on the following three fundamental measures: return on equity, accruals ratio and financial leverage ratio. Return on equity is calculated as the company’s trailing 12-month earnings per share divided by the company’s latest book value per share. Accruals ratio is computed using the change of the company’s net operating assets over the last fiscal year divided by the company’s average total assets over the last two fiscal years. Financial leverage is calculated as the company’s latest total debt divided by the company’s book value. The Index Provider assesses the quality of securities of companies in the financials or real estate sectors (according to the Global Industry Classification Standard (“GICS®”)) based only on the return on equity and financial leverage ratio measures.
In selecting constituent securities for the Underlying Index, the Index Provider calculates the quality score of each security in the S&P MidCap 400® Index and then selects the 80 stocks with the highest quality score for inclusion in the Underlying Index. The Index Provider weights each component stock of the Underlying Index by the product of its quality score multiplied by its market capitalization in the eligible universe, subject to security and sector constraints and optimization procedures. Stocks with higher scores receive relatively greater weights.
As of June 30, 2026, the Underlying Index was comprised of 80 constituents with market capitalizations ranging from $1.9 billion to $30.7 billion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
The Fund intends to be “diversified,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), to the extent that the Underlying Index is diversified. The Fund may become “non-diversified” as defined in the 1940 Act solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Should the Fund become “non-diversified,” it will no longer be required to meet certain diversification requirements under the 1940 Act and may invest a greater portion of its assets in securities of a small group of issuers or in any one individual issuer than can a diversified fund. Shareholder approval will not be sought when the Fund crosses from diversified to non-diversified status solely due to a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. In seeking to track the Underlying Index, the Fund was managed as diversified as of April 30, 2026.
In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the components of the Underlying Index and in derivatives and other investments that have economic characteristics similar to the components of the Underlying Index (the “80% investment policy”).
Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of April 30, 2026, the Fund had significant exposure to the industrials sector. The Fund’s portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
1

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies typically involves greater risk than is associated with investing in securities of larger, more established companies. Mid-capitalization companies’ securities may be more volatile and less liquid than those of larger, more established companies and may have returns that vary, sometimes significantly, from the overall securities market. Mid-capitalization companies may have less experienced management, more limited product and market diversification, and fewer financial resources compared to larger capitalization companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Industrials Sector Risk. Changes in government regulation, world events and economic conditions may adversely affect companies in the industrials sector. In addition, these companies are at risk for environmental and product liability damage claims. Industrial companies also may be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, trade disputes, supply chain and distribution disruptions, cyberattacks, increased competition, depletion of resources, obsolescence due to rapid technological developments and frequent new product introduction, consolidation, excess capacity, consumer preferences and spending trends, overall capital spending levels, business cycle fluctuations, labor relations and changes in the supply of and demand for their specific products or services or for industrials sector products in general.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
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Non-Diversification Risk. To the extent the Fund becomes non-diversified, the Fund may invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	10.47%
Best Quarter	June 30, 2020	26.39%
Worst Quarter	March 31, 2020	-22.45%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	12/1/2006	4.80%	10.93%	12.73%
Return After Taxes on Distributions		4.63	10.29	12.21
Return After Taxes on Distributions and Sale of Fund Shares		2.95	8.48	10.47

S&P MidCap 400® Quality Index (reflects no deduction for fees, expenses or taxes)[1]		5.08	11.22	—

Blended - S&P MidCap 400® Quality Index (reflects no deduction for fees, expenses or taxes)[2]		5.08	11.22	13.00

S&P Composite 1500® Index (reflects no deduction for fees, expenses or taxes)		17.02	13.96	14.46

S&P MidCap 400® Index (reflects no deduction for fees, expenses or taxes)		7.50	9.12	10.72

1
Prior to its commencement date of November 13, 2017, performance for the Underlying Index is not available.
2
The Blended-S&P MidCap 400® Quality Index reflects the performance of the Russell Midcap® Equal Weight Index, the previous underlying index, through June 21, 2019, and the Underlying Index thereafter.
After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax
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returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	June 2007

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	August 2008

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in the components of the Underlying Index. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
S&P MidCap 400® Quality Index
The Underlying Index is constructed from constituents of the S&P MidCap 400® Index (the “Parent Index”), a float-adjusted market capitalization-weighted index composed of 400 stocks chosen by S&P DJI that generally represents the U.S. mid-capitalization equities market.
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Securities selected for the Underlying Index are those that the Index Provider identifies as being high quality—that is, stocks of companies that seek to generate higher revenue and cash flow than their counterparts through prudent use of assets and finances. The Index Provider first calculates the quality score of each security in the Parent Index by determining the average of each component stock’s (1) return on equity (calculated as the company’s trailing 12-month earnings per share divided by the company’s latest book value per share); (2) accruals ratio (computed using the change of the company’s net operating assets over the last fiscal year divided by the company’s average total assets over the last two fiscal years); and (3) financial leverage ratio (calculated as the company’s latest total debt divided by the company’s book value). The Index Provider assesses the quality score of securities of companies in the financials or real estate sectors (according to GICS®) based only on the return on equity and financial leverage ratio measures.
The Index Provider then selects 80 stocks with the highest average quality score for inclusion in the Underlying Index. The Index Provider weights each component stock of the Underlying Index by the product of its quality score multiplied by its market capitalization in the Parent Index, subject to security and sector constraints and optimization procedures. Stocks with higher scores receive relatively greater weights. The minimum weight of each component stock is 0.05%, and the maximum weight is the lesser of 5% or 20 times its market capitalization weight in the Parent Index. No sector (according to GICS®) comprises more than 40% of the Underlying Index.
The Underlying Index is rebalanced semi-annually after market close on the third Friday in June and December. Additions to and deletions from the Underlying Index generally occur only at the time of the semi-annual rebalance, but constituents removed from the Parent Index are removed from the Underlying Index simultaneously. Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to reflect corporate actions or spin-offs.
The Fund is rebalanced in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Securities of mid-capitalization companies tend to be more vulnerable to changing market conditions and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and thinly traded (that is, less liquid) than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market.
Often, mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions. In addition, mid-capitalization companies are typically less financially stable than larger, more established companies, and
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they may depend on a small number of essential personnel, making them more vulnerable to loss of personnel. Mid-capitalization companies also normally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments concerning their products. As such, mid-capitalization companies typically are more likely to be adversely affected than large-capitalization companies by changes in earnings results, business prospects, investor expectations or poor economic or market conditions.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry, competition for resources, adverse labor relations, political or world events, obsolescence of technologies, and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Industrials Sector Risk. Changes in government regulation, world events and economic conditions may adversely affect the companies in the industrials sector. In addition, these companies are at risk for environmental and product liability damage claims. Industrial companies also may be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, supply chain and distribution disruptions, cyberattacks, increased competition, depletion of resources, obsolescence due to rapid technological developments and frequent new product introduction, consolidation, excess capacity, consumer preferences and spending trends, overall capital spending levels, labor relations and changes in the supply of and demand for their specific products or services or for industrials sector products in general. Furthermore, changes in government spending policies, trade restrictions and tariffs as well as broader geopolitical developments could adversely affect industrials companies.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Diversification Risk. To the extent the Fund becomes non-diversified, the Fund may invest a greater portion of its assets in the
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obligations or securities of a small number of issuers or a single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case,
APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market
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makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to the components of the Underlying Index and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the
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effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use
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futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
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Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since June 2007. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2008. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser for its services an annual fee equal to 0.25% of its average daily net assets (the “Advisory Fee”).
The Fund is responsible for all of its own expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to the Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust or the Adviser and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) on behalf of the Fund pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, offering costs (as defined below), brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.25% of its average daily net assets per year (the “Expense Cap”), at least until August 31, 2028.
The offering costs excluded from the Expense Cap for the Fund are: (a) initial legal fees pertaining to the Shares offered for sale; (b) initial SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.
The Expense Agreement provides that the fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date. This waiver is not subject to recapture.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “XMHQ.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
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The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of
1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be
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valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024	2023	2022
Per Share Operating Performance:
Net asset value at beginning of year	$92.42	$102.70	$73.93	$70.03	$78.05
Net investment income(a)	0.61	0.73	0.76	1.03	1.00
Net realized and unrealized gain (loss) on investments	14.88	(5.90)	28.65	3.98	(8.07)
Total from investment operations	15.49	(5.17)	29.41	5.01	(7.07)
Distributions to shareholders from:
Net investment income	(0.62)	(0.74)	(0.64)	(1.11)	(0.95)
Net realized gains	-	(4.37)	-	-	-
Total distributions	(0.62)	(5.11)	(0.64)	(1.11)	(0.95)
Net asset value at end of year	$107.29	$92.42	$102.70	$73.93	$70.03
Market price at end of year(b)	$107.28	$92.32	$102.75	$73.92	$70.16
Net Asset Value Total Return(c)	16.80%	(5.32)%	39.91%	7.33%	(9.16)%
Market Price Total Return(c)	16.91%	(5.47)%	40.00%	7.11%	(9.07)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$5,189,506	$4,754,899	$4,631,827	$714,869	$329,824
Ratio to average net assets of:
Expenses, after Waivers	0.25%	0.25%	0.25%	0.25%	0.25%
Expenses, prior to Waivers	0.30%	0.30%	0.31%	0.33%	0.31%
Net investment income	0.59%	0.74%	0.84%	1.46%	1.30%
Portfolio turnover rate(d)	65%	58%	62%	79%	83%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
The Underlying Index is a product of S&P Dow Jones Indices LLC or its affiliates (“S&P DJI”) and has been licensed for use by the Adviser. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). These trademarks have been licensed for use by S&P DJI and sublicensed for certain purposes to the Adviser.
The Fund is not sponsored, endorsed, sold or promoted by S&P DJI, Dow Jones, S&P or any of their respective affiliates. S&P DJI does not make any representation or warranty, express or implied, to the owners of the Fund, the Adviser, any Distributor or promoter of the Fund, or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P DJI’s only relationship to the Adviser with respect to the Underlying Index is the licensing of the Underlying Index and certain trademarks, service marks and/or trade names of S&P DJI and/or its licensors. The Underlying Index is determined, composed and calculated by S&P DJI without regard to the Fund, the Adviser, any Distributor or promoter of the Fund. S&P DJI has no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. S&P DJI is not responsible for and has not participated in the determination of the price and amount of the Shares, in the timing of the issuance or sale of the Shares or in the determination or calculation of the equation by which the Shares are converted into cash, cash surrendered, redeemed, etc. as applicable. S&P DJI has no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the Underlying Index will accurately track index performance or provide positive investment returns. S&P DJI is not an investment adviser or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within the Underlying Index is not a recommendation by S&P DJI to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DJI DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DJI INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS IN CALCULATING THE UNDERLYING INDEX. S&P DJI MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE
OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DJI BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DJI AND THE ADVISER, OTHER THAN THE LICENSORS OF THE UNDERLYING INDEX.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not
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participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and
Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-XMHQ-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
XMVM	Invesco S&P MidCap Value with Momentum ETF	NYSE Arca, Inc.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco S&P MidCap Value with Momentum ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the S&P MidCap 400® High Momentum Value Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29%

Other Expenses	0.08

Total Annual Fund Operating Expenses	0.37

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$38	$119	$208	$468
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 55% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is designed to measure the performance of 80 stocks in the S&P MidCap 400® Index (the “Parent Index”) that have relatively high “value” and “momentum” scores. In general, a value stock tends to trade at a lower price relative to its company’s fundamentals and thus may be considered undervalued by investors and momentum is the tendency of an investment to exhibit persistence in its relative performance. A “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities.
In selecting constituent securities for the Underlying Index, the Index Provider first calculates the value score of each stock in the Parent Index by evaluating each stock’s: (i) book value-to-price ratio, calculated using the company’s latest book value per share divided by its price; (ii) earnings-to-price ratio, calculated using the company’s trailing 12-month earnings per share divided by its price; and (iii) sales-to-price ratio, calculated using the company’s trailing 12-month sales per share divided by its price. The Index Provider also calculates a security's momentum score by evaluating the percentage change in the stock’s price over the last 12 months, excluding the most recent month, and applying an adjustment based on the security’s volatility over that period. A security’s momentum score is based on upward price movements of the security as compared to other eligible securities within the remaining constituent universe.
The Index Provider selects the 160 securities with the highest-ranking value scores and then ranks them by momentum score. The Index Provider generally selects the 80 highest-ranking securities for inclusion in the Underlying Index. The component securities are weighted by value score.
As of June 30, 2026, the Underlying Index was comprised of 79 constituents with market capitalizations ranging from $1.85 billion to $22.5 billion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
The Fund intends to be “diversified,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), to the extent that the Underlying Index is diversified. The Fund may become “non-diversified” as defined in the 1940 Act solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Should the Fund become “non-diversified,” it will no longer be required to meet certain diversification requirements under the 1940 Act and may invest a greater portion of its assets in securities of a small group of issuers or in any one individual issuer than can a diversified fund. Shareholder approval will not be sought when the Fund crosses from diversified to non-diversified status solely due to a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. In seeking to track the Underlying Index, the Fund was managed as diversified as of April 30, 2026.
In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the components of the Underlying Index and in derivatives and other investments that have economic characteristics similar to the components of the Underlying Index (the “80% investment policy”).
Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of April 30, 2026, the Fund had significant exposure to the financials sector. The Fund's portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between
1

the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies typically involves greater risk than is associated with investing in securities of larger, more established companies. Mid-capitalization companies’ securities may be more volatile and less liquid than those of larger, more established companies and may have returns that vary, sometimes significantly, from the overall securities market. Mid-capitalization companies may have less experienced management, more limited product and market diversification, and fewer financial resources compared to larger capitalization companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Value Investing Risk. Value investing entails the risk that if the market does not recognize that a selected security is undervalued, the price of that security might not appreciate as anticipated. Value securities are subject to the risk that their valuations never improve or that the returns on value securities are lower than returns on other styles of investing or the overall stock market. Thus, the value of the Fund’s investments will vary and, at times, may be lower than that of other types of investments. Value investing has gone in and out of favor during past market cycles and when value investing is out of favor or when markets are unstable, value securities may underperform growth securities or the overall stock market.
Momentum Investing Risk. The momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than the returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Financials Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financials sector. Financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Changes in interest rates can have a disproportionate effect on the financials sector, and financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector. Financial services companies have also been affected by increased competition, which could adversely affect the profitability or viability of such companies.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by
2

technological issues and/or errors by pricing services or other third-party service providers.
Non-Diversification Risk. To the extent the Fund becomes non-diversified, the Fund may invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures.
However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	11.73%
Best Quarter	December 31, 2020	29.39%
Worst Quarter	March 31, 2020	-35.30%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	3/3/2005	18.59%	13.83%	12.15%
Return After Taxes on Distributions		17.92	13.36	11.60
Return After Taxes on Distributions and Sale of Fund Shares		11.35	11.01	9.94

S&P MidCap 400® High Momentum Value Index (reflects no deduction for fees, expenses or taxes)[1]		19.06	14.26	—

Blended - S&P MidCap 400® High Momentum Value Index (reflects no deduction for fees, expenses or taxes)[2]		19.06	14.26	12.55

S&P Composite 1500® Index (reflects no deduction for fees, expenses or taxes)		17.02	13.96	14.46

S&P MidCap 400® Index (reflects no deduction for fees, expenses or taxes)		7.50	9.12	10.72

1
Prior to its commencement date of February 19, 2019, performance for the Underlying Index is not available.
2
The Blended-S&P MidCap 400® High Momentum Value Index reflects the performance of the Russell Midcap Pure Value Index, the previous underlying index, through June 21, 2019, and the Underlying Index thereafter.
3

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	June 2007

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	August 2008

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in the components of the Underlying Index. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
S&P MidCap 400® High Momentum Value Index
The Underlying Index is composed of a subset of securities from the Parent Index.
In selecting constituent securities for the Underlying Index, the Index Provider first calculates the value score of each stock in the Parent Index by
4

evaluating each stock’s: (i) book value-to-price ratio, calculated using the company’s latest book value per share divided by its price; (ii) earnings-to-price ratio, calculated using the company’s trailing 12-month earnings per share divided by its price; and (iii) sales-to-price ratio, calculated using the company’s trailing 12-month sales per share divided by its price. A security’s momentum score is based on upward price movements of the security as compared to other eligible securities within the remaining constituent universe, and is calculated by evaluating the percentage change over the last 12 months, excluding the most recent month, and applying an adjustment based on the security’s volatility over that period.
After ranking the constituent securities by value score, the Index Provider selects the 160 highest-ranking securities and then ranks them by momentum score. The Index Provider generally selects the 80 highest-ranking securities for inclusion in the Underlying Index, subject to additional eligibility requirements. The component securities are weighted by value score.
The Underlying Index is rebalanced semi-annually after market close on the third Friday in June and December. Additions to the Underlying Index generally occur only at the time of the semi-annual rebalance, but constituents removed from the Parent Index are removed from the Underlying Index simultaneously. Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to reflect corporate actions or spin-offs.
The Fund is rebalanced in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Securities of mid-capitalization companies tend to be more vulnerable to changing market conditions and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and thinly traded (that is, less liquid) than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market.
Often, mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions. In addition, mid-capitalization companies are typically less financially stable than larger, more established companies, and they may depend on a small number of essential personnel, making them more vulnerable to loss of personnel. Mid-capitalization companies also normally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments concerning their products. As such, mid-capitalization companies typically are more likely to be adversely affected than large-capitalization companies by changes in earnings results, business prospects, investor expectations or poor economic or market conditions.
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Value Investing Risk. Value investing entails the risk that if the market does not recognize that a selected security is undervalued, the price of that security might not appreciate as anticipated. A value investing approach could also lead to acquiring fewer securities that might experience rapid price increases during times of market advances. This could cause the investments to underperform strategies that employ only a growth or other non-value approach. Value investing has also gone in and out of favor during past market cycles and is likely to continue to do so. During periods when value investing is out of favor or when markets are unstable, value securities may underperform the securities of growth companies or the overall stock market. Value securities are subject to the risk that their valuations never improve or that the returns on value securities are lower than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.
Momentum Investing Risk. Momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing therefore emphasizes investing in securities that have had better recent performance compared to other securities, on the theory that these securities will continue to increase in value. Momentum investing is subject to the risk that the securities may be more volatile than the market as a whole. High momentum may also be a sign that the securities’ prices have peaked, and therefore the returns on securities that have previously exhibited price momentum may be less than the returns on other styles of investing. Momentum can turn quickly, and stocks that previously exhibited high momentum may not experience continued positive momentum. The Fund may experience significant losses if momentum stops, reverses or otherwise behaves differently than predicted. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry, competition for resources, adverse labor relations, political or world events, obsolescence of technologies, and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Financials Sector Risk. Financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Changes in interest rates can have a disproportionate effect on the financials sector, and financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector. Financial services companies have also been affected by increased competition, which could adversely affect the profitability or viability of such companies. In addition, the financials sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions.
Global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region may adversely affect issuers in another country or region, which may adversely affect securities held by the Fund. These circumstances have also decreased liquidity in some markets and may continue to do so. Deterioration of credit markets can have an adverse impact on a broad range of financial markets, and thereby cause certain financial services companies to incur large losses. Certain financial services companies have experienced a decline in the valuation of their assets and even ceased operations.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or
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volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Diversification Risk. To the extent the Fund becomes non-diversified, the Fund may invest a greater portion of its assets in the obligations or securities of a small number of issuers or a single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s
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portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to the components of the Underlying Index and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse
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consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the
Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy
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redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For
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information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since June 2007. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2008. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's  SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser for its services an annual fee equal to 0.29% of its average daily net assets (the “Advisory Fee”).
The Fund is responsible for all of its own expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to the Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust or the Adviser and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) on behalf of the Fund pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, offering costs (as defined below), brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.39% of its average daily net assets per year (the “Expense Cap”), at least until August 31, 2028.
The offering costs excluded from the Expense Cap for the Fund are: (a) initial legal fees pertaining to the Shares offered for sale; (b) initial SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.
The Expense Agreement provides that the fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date. This waiver is not subject to recapture.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although
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Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “XMVM.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its
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own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024	2023	2022
Per Share Operating Performance:
Net asset value at beginning of year	$51.38	$50.90	$42.56	$44.63	$46.41
Net investment income(a)	1.29	1.12	0.68	0.83	0.64
Net realized and unrealized gain (loss) on investments	18.28	0.38 (b)	8.41	(2.10)	(1.79)
Total from investment operations	19.57	1.50	9.09	(1.27)	(1.15)
Distributions to shareholders from:
Net investment income	(1.35)	(1.02)	(0.75)	(0.80)	(0.63)
Net asset value at end of year	$69.60	$51.38	$50.90	$42.56	$44.63
Market price at end of year(c)	$69.68	$51.30	$50.96	$42.50	$44.65
Net Asset Value Total Return(d)	38.46%	2.84%	21.48%	(2.78)%	(2.51)%
Market Price Total Return(d)	38.85%	2.56%	21.79%	(2.97)%	(2.67)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$455,215	$238,906	$215,317	$170,228	$257,070
Ratio to average net assets of:
Expenses, after Waivers	0.37%	0.39%	0.39%	0.39%	0.39%
Expenses, prior to Waivers	0.37%	0.39%	0.41%	0.40%	0.39%
Net investment income	2.09%	2.04%	1.44%	1.88%	1.38%
Portfolio turnover rate(e)	55%	73%	82%	76%	76%

(a)	Based on average shares outstanding.
(b)
Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(c)	The mean between the last bid and ask prices.
(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
The Underlying Index is a product of S&P Dow Jones Indices LLC or its affiliates (“S&P DJI”) and has been licensed for use by the Adviser. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). These trademarks have been licensed for use by S&P DJI and sublicensed for certain purposes to the Adviser.
The Fund is not sponsored, endorsed, sold or promoted by S&P DJI, Dow Jones, S&P or any of their respective affiliates. S&P DJI does not make any representation or warranty, express or implied, to the owners of the Fund, the Adviser, any Distributor or promoter of the Fund, or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P DJI’s only relationship to the Adviser with respect to the Underlying Index is the licensing of the Underlying Index and certain trademarks, service marks and/or trade names of S&P DJI and/or its licensors. The Underlying Index is determined, composed and calculated by S&P DJI without regard to the Fund, the Adviser, any Distributor or promoter of the Fund. S&P DJI has no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. S&P DJI is not responsible for and has not participated in the determination of the price and amount of the Shares, in the timing of the issuance or sale of the Shares or in the determination or calculation of the equation by which the Shares are converted into cash, cash surrendered, redeemed, etc. as applicable. S&P DJI has no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the Underlying Index will accurately track index performance or provide positive investment returns. S&P DJI is not an investment adviser or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within the Underlying Index is not a recommendation by S&P DJI to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DJI DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DJI INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS IN CALCULATING THE UNDERLYING INDEX. S&P DJI MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE
OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DJI BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DJI AND THE ADVISER, OTHER THAN THE LICENSORS OF THE UNDERLYING INDEX.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not
16

participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and
Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-XMVM-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
RZG	Invesco S&P SmallCap 600® Pure Growth ETF	NYSE Arca, Inc.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco S&P SmallCap 600® Pure Growth ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Pure Growth Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%

Other Expenses	None

Total Annual Fund Operating Expenses	0.35

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$444
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 81% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is composed of a subset of securities from the S&P SmallCap 600® Index (the “Parent Index”) that exhibit strong growth characteristics. First, each security in the Parent Index is assigned two “style scores” – one for growth and one for value–based on the characteristics of the issuer. The “growth score” is measured using three factors: three-year sales per share growth rate, the ratio of the three-year net change in earnings per share to current price per share, and momentum (the 12-month percentage change in price). The “value score” is measured using three other factors: book-value-to-price ratio, earnings-to-price ratio, and sales-to-price ratio. The securities in the Parent Index are then ranked based on their relative growth and value scores. Unlike other style indices that may contain all securities within the Parent Index, including overlapping constituents that exhibit both growth and value characteristics, the Underlying Index is narrower in focus and excludes any overlapping securities demonstrating both growth and value characteristics and includes only those securities that exhibit “pure growth” characteristics. The Underlying Index weights constituents according to their growth scores, such that securities demonstrating the strongest growth characteristics generally receive proportionally greater weights.
As of June 30, 2026, the Underlying Index was comprised of 125 constituents with market capitalizations ranging from $661.6 million to $13.5 billion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
The Fund intends to be “diversified,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), to the extent that the Underlying Index is diversified. The Fund may become “non-diversified” as defined in the 1940 Act solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Should the Fund become “non-diversified,” it will no longer be required to meet certain diversification requirements under the 1940 Act and may invest a greater portion of its assets in securities of a small group of issuers or in any one individual issuer than can a diversified fund. Shareholder approval will not be sought when the Fund crosses from diversified to non-diversified status solely due to a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. In seeking to track the Underlying Index, the Fund was managed as diversified as of April 30, 2026.
In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the components of the Underlying Index and in derivatives and other investments that have economic characteristics similar to the components of the Underlying Index (the “80% investment policy”).
Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying
1

Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all.
Growth Investing Risk. The market values of growth securities may be more volatile than other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. If a growth company’s earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, the value of its securities may decline sharply. Growth companies may be newer or smaller companies that may experience greater stock price fluctuations and risks of loss than larger, more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Therefore, they may not pay any dividends for some time. Growth companies typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price and the securities of growth companies may underperform the securities of value companies or the overall stock market. Growth stocks may also be more volatile than other securities because of investor speculation and the value of the Fund’s investments will vary and at times may be lower than that of other types of investments.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Diversification Risk. To the extent the Fund becomes non-diversified, the Fund may invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund
2

incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser, Invesco Capital Management LLC (the “Adviser”), seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF
THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
The Fund is the successor to the investment performance of the Guggenheim S&P SmallCap 600® Pure Growth ETF (the “Predecessor Fund”) as a result of the reorganization of the Predecessor Fund into the Fund, which was consummated after the close of business on April 6, 2018. Accordingly, the performance information shown below for periods ending on or prior to April 6, 2018 is that of the Predecessor Fund.
 Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	34.12%
Best Quarter	June 30, 2020	31.65%
Worst Quarter	March 31, 2020	-35.20%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	3/1/2006	10.18%	4.37%	8.12%
Return After Taxes on Distributions		10.06	4.10	7.87
Return After Taxes on Distributions and Sale of Fund Shares		6.08	3.32	6.53

S&P SmallCap 600® Pure Growth Index (reflects no deduction for fees, expenses or taxes)		10.54	4.71	8.47

S&P Composite 1500® Index (reflects no deduction for fees, expenses or taxes)		17.02	13.96	14.46

S&P SmallCap 600® Growth Index (reflects no deduction for fees, expenses or taxes)		5.37	5.53	9.82

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:
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Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	April 2018

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	April 2018

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in the components of the Underlying Index. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
S&P SmallCap 600® Pure Growth Index
The Underlying Index is composed of a subset of securities from the Parent Index, a float-adjusted market capitalization-weighted index composed of 600 stocks chosen by S&P DJI that generally represents the U.S. small-capitalization equities market.
The Underlying Index is composed of securities that exhibit only strong growth characteristics. First, each security in the Parent Index is assigned two “style scores” – one for value and one for growth – based on the characteristics of the issuer. The “growth score” is measured using three factors: three-year sales per share growth rate, the ratio of the three-year net change in earnings per share to current price per share, and momentum (the 12-month percentage change in price). The “value score” is measured using three other factors: book-value-to-price ratio, earnings-to-price ratio, and sales-to-price ratio. The securities in the Parent Index are then ranked based on their relative growth and value scores. Unlike other style indices that may contain all securities within the Parent Index, including overlapping constituents that exhibit both growth and value characteristics, the Underlying Index is narrower in focus and excludes any overlapping
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securities that demonstrate both growth and value characteristics and includes only those securities that exhibit “pure growth” characteristics.
The Underlying Index weights constituents according to their growth scores, such that securities demonstrating the strongest growth characteristics generally receive proportionally greater weights. The Underlying Index is rebalanced annually after the close of trading on the third Friday in December. Constituent changes are generally made in the Underlying Index as and when they are made in the Parent Index. If a security is removed from the Parent Index, it is removed from the Underlying Index simultaneously.
The Fund is rebalanced in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. In addition, investors might seek to trade Fund shares based on their knowledge or understanding of the value of smaller company securities (this is sometimes referred to as “price arbitrage”), which could interfere with the efficient management of the Fund. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all. The relative sizes of companies may change over time as the securities market changes, and the Fund is not required to sell the securities of companies whose market capitalizations have grown or decreased due to market fluctuations.
Growth Investing Risk. The market values of growth securities may be more volatile than other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. If a growth company’s earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, the value of its securities may decline sharply. Growth companies may be newer or smaller companies that may
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experience greater stock price fluctuations and risks of loss than larger, more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Therefore, they may not pay any dividends for some time. Growth companies typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth companies can also be established companies that are in a growth cycle in their business; these companies may experience greater stock price fluctuations and risks of loss than other established companies. During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price and the securities of growth companies may underperform the securities of value companies or the overall stock market. Growth stocks may also be more volatile than other securities because of investor speculation and the value of the Fund’s investments will vary and at times may be lower than that of other types of investments. Growth stocks generally are priced higher than non-growth stocks, in relation to the issuer’s earnings and other measures, because investors believe they have greater growth potential. However, there is no guarantee that such an issuer will realize that growth potential.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry, competition for resources, adverse labor relations, political or world events, obsolescence of technologies, and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Diversification Risk. To the extent the Fund becomes non-diversified, the Fund may invest a greater portion of its assets in the obligations or securities of a small number of issuers or a single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
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Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day
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or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to the components of the Underlying Index and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
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Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities.
Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance. Interest expenses are excluded from the Fund expenses borne by the Adviser under the unitary management fee.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a
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specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
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Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since April 2018. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since April 2018. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser an annual management fee equal to 0.35% of its average daily net assets (the “Advisory Fee”).
The Advisory Fee paid by the Fund to the Adviser is an annual unitary management fee. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, Acquired Fund Fees and Expenses, if any, litigation expenses, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although
Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “RZG.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases
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and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
■
Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
■
If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of
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dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally
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traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024	2023	2022
Per Share Operating Performance:
Net asset value at beginning of year	$46.09	$46.22	$38.40	$41.35	$52.95
Net investment income(a)	0.24	0.38	0.52	0.69 (b)	0.22
Net realized and unrealized gain (loss) on investments	18.05	(0.13)	7.91	(2.91)	(11.65)
Total from investment operations	18.29	0.25	8.43	(2.22)	(11.43)
Distributions to shareholders from:
Net investment income	(0.27)	(0.38)	(0.61)	(0.73)	(0.17)
Net asset value at end of year	$64.11	$46.09	$46.22	$38.40	$41.35
Market price at end of year(c)	$64.09	$46.07	$46.25	$38.39	$41.29
Net Asset Value Total Return(d)	39.77%	0.47%	22.08%	(5.36)%	(21.63)%
Market Price Total Return(d)	39.78%	0.35%	22.17%	(5.26)%	(21.68)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$121,801	$98,629	$98,912	$87,552	$109,161
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	0.45%	0.77%	1.22%	1.72%(b)	0.43%
Portfolio turnover rate(e)	81%	70%	81%	72%	80%

(a)	Based on average shares outstanding.
(b)
Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.58 and 1.43%, respectively.

(c)	The mean between the last bid and ask prices.
(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
The Underlying Index is a product of S&P Dow Jones Indices LLC or its affiliates (“S&P DJI”) and has been licensed for use by the Adviser. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). These trademarks have been licensed for use by S&P DJI and sublicensed for certain purposes to the Adviser.
The Fund is not sponsored, endorsed, sold or promoted by S&P DJI, Dow Jones, S&P or any of their respective affiliates. S&P DJI does not make any representation or warranty, express or implied, to the owners of the Fund, the Adviser, any Distributor or promoter of the Fund, or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P DJI’s only relationship to the Adviser with respect to the Underlying Index is the licensing of the Underlying Index and certain trademarks, service marks and/or trade names of S&P DJI and/or its licensors. The Underlying Index is determined, composed and calculated by S&P DJI without regard to the Fund, the Adviser, any Distributor or promoter of the Fund. S&P DJI has no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. S&P DJI is not responsible for and has not participated in the determination of the price and amount of the Shares, in the timing of the issuance or sale of the Shares or in the determination or calculation of the equation by which the Shares are converted into cash, cash surrendered, redeemed, etc. as applicable. S&P DJI has no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the Underlying Index will accurately track index performance or provide positive investment returns. S&P DJI is not an investment adviser or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within the Underlying Index is not a recommendation by S&P DJI to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DJI DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DJI INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS IN CALCULATING THE UNDERLYING INDEX. S&P DJI MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE
OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DJI BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DJI AND THE ADVISER, OTHER THAN THE LICENSORS OF THE UNDERLYING INDEX.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not
16

participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and
Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-RZG-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
RZV	Invesco S&P SmallCap 600® Pure Value ETF	NYSE Arca, Inc.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco S&P SmallCap 600® Pure Value ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Pure Value Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%

Other Expenses	None

Total Annual Fund Operating Expenses	0.35

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$444
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 69% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is composed of a subset of securities from the S&P SmallCap 600® Index (the “Parent Index”) that exhibit strong value characteristics. First, each security in the Parent Index is assigned two “style scores” – one for value and one for growth – based on the characteristics of the issuer. The “value score” is measured using three factors: book-value-to-price ratio, earnings-to-price ratio, and sales-to-price ratio. The “growth score” is measured using three other factors: three-year sales per share growth rate, the ratio of the three-year net change in earnings per share to current price per share, and momentum (the 12-month percentage change in price). The securities in the Parent Index are then ranked based on their relative value and growth scores. Unlike other style indices that may contain all securities within the Parent Index, including overlapping constituents that exhibit both value and growth characteristics, the Underlying Index is narrower in focus and excludes any overlapping securities demonstrating both value and growth characteristics and includes only those securities that exhibit “pure value” characteristics. The Underlying Index weights constituents according to their value scores, such that securities demonstrating the strongest value characteristics generally receive proportionally greater weights.
As of June 30, 2026, the Underlying Index was comprised of 155 constituents with market capitalizations ranging from $427.9 million to $11.9 billion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
The Fund intends to be “diversified,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), to the extent that the Underlying Index is diversified. The Fund may become “non-diversified” as defined in the 1940 Act solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Should the Fund become “non-diversified,” it will no longer be required to meet certain diversification requirements under the 1940 Act and may invest a greater portion of its assets in securities of a small group of issuers or in any one individual issuer than can a diversified fund. Shareholder approval will not be sought when the Fund crosses from diversified to non-diversified status solely due to a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. In seeking to track the Underlying Index, the Fund was managed as diversified as of April 30, 2026.
In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the components of the Underlying Index and in derivatives and other investments that have economic characteristics similar to the components of the Underlying Index (the “80% investment policy”).
Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.As of the April 30, 2026, the Fund had significant exposure to the consumer discretionary sector. The Fund's portfolio, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
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Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all.
Value Investing Risk. Value investing entails the risk that if the market does not recognize that a selected security is undervalued, the price of that security might not appreciate as anticipated. Value securities are subject to the risk that their valuations never improve or that the returns on value securities are lower than returns on other styles of investing or the overall stock market. Thus, the value of the Fund’s investments will vary and, at times, may be lower than that of other types of investments. Value investing has gone in and out of favor during past market cycles and when value investing is out of favor or when markets are unstable, value securities may underperform growth securities or the overall stock market.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Consumer Discretionary Sector Risk. Companies engaged in the consumer discretionary sector are affected by fluctuations in supply and demand, and changes in consumer preferences, social trends and marketing campaigns. Changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations also may adversely affect these companies.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Diversification Risk. To the extent the Fund becomes non-diversified, the Fund may invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
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Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser, Invesco Capital Management LLC (the “Adviser”), seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
The Fund is the successor to the investment performance of the Guggenheim S&P SmallCap 600® Pure Value ETF (the “Predecessor Fund”) as a result of the reorganization of the Predecessor Fund into the Fund, which was consummated after the close of business on April 6, 2018. Accordingly, the performance information shown below for periods ending on or prior to April 6, 2018 is that of the Predecessor Fund.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	26.34%
Best Quarter	June 30, 2020	36.00%
Worst Quarter	March 31, 2020	-50.29%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	3/1/2006	8.56%	13.82%	9.33%
Return After Taxes on Distributions		8.04	13.44	8.96
Return After Taxes on Distributions and Sale of Fund Shares		5.26	11.02	7.53

S&P SmallCap 600® Pure Value Index (reflects no deduction for fees, expenses or taxes)		8.83	14.21	9.65

S&P Composite 1500® Index (reflects no deduction for fees, expenses or taxes)		17.02	13.96	14.46

S&P SmallCap 600® Value Index (reflects no deduction for fees, expenses or taxes)		6.70	8.96	9.64

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
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Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	April 2018

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	April 2018

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in the components of the Underlying Index. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
S&P SmallCap 600® Pure Value Index
The Underlying Index is composed of a subset of securities from the Parent Index, a float-adjusted market capitalization-weighted index composed of 600 stocks chosen by S&P DJI that generally represents the U.S. small-capitalization equities market.
The Underlying Index is composed of securities that exhibit only strong value characteristics. First, each security in the Parent Index is assigned two “style scores” – one for value and one for growth – based on the characteristics of the issuer. The “value score” is measured using three factors: book-value-to-price ratio, earnings-to-price ratio, and sales-to-price ratio. The “growth score” is measured using three other factors: three-year sales per share growth rate, the ratio of the three-year net change in earnings per share to current price per share, and momentum (the 12-month percentage change in price). The securities in the Parent Index are then ranked based on their relative value and growth scores. Unlike other style indices that may contain all securities within the Parent Index,
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including overlapping constituents that exhibit both value and growth characteristics, the Underlying Index is narrower in focus and excludes any overlapping securities that demonstrate both value and growth characteristics and includes only those securities that exhibit “pure value” characteristics.
The Underlying Index weights constituents according to their value scores, such that securities demonstrating the strongest value characteristics generally receive proportionally greater weights. The Underlying Index is rebalanced annually after the close of trading on the third Friday in December. Constituent changes are generally made in the Underlying Index as and when they are made in the Parent Index. If a security is removed from the Parent Index, it is removed from the Underlying Index simultaneously.
The Fund is rebalanced in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. In addition, investors might seek to trade Fund shares based on their knowledge or understanding of the value of smaller company securities (this is sometimes referred to as “price arbitrage”), which could interfere with the efficient management of the Fund. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all. The relative sizes of companies may change over time as the securities market changes, and the Fund is not required to sell the securities of companies whose market capitalizations have grown or decreased due to market fluctuations.
Value Investing Risk. Value investing entails the risk that if the market does not recognize that a selected security is undervalued, the price of that security might not appreciate as anticipated. A value investing approach could also lead to acquiring fewer securities that might experience
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rapid price increases during times of market advances. This could cause the investments to underperform strategies that employ only a growth or other non-value approach. Value investing has also gone in and out of favor during past market cycles and is likely to continue to do so. During periods when value investing is out of favor or when markets are unstable, value securities may underperform the securities of growth companies or the overall stock market. Value securities are subject to the risk that their valuations never improve or that the returns on value securities are lower than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry, competition for resources, adverse labor relations, political or world events, obsolescence of technologies, and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Consumer Discretionary Sector Risk. Companies engaged in the consumer discretionary sector are affected by fluctuations in supply and demand and changes in consumer demographics and preferences. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies. Moreover, changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in interest and exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations also may adversely affect these companies. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Diversification Risk. To the extent the Fund becomes non-diversified, the Fund may invest a greater portion of its assets in the obligations or securities of a small number of issuers or a single issuer than
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a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis
(i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market
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volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to the components of the Underlying Index and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other
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instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the
Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance. Interest expenses are excluded from the Fund expenses borne by the Adviser under the unitary management fee.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will
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not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael
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Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since April 2018. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since April 2018. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser an annual management fee equal to 0.35% of its average daily net assets (the “Advisory Fee”).
The Advisory Fee paid by the Fund to the Adviser is an annual unitary management fee. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, Acquired Fund Fees and Expenses, if any, litigation expenses, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “RZV.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
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Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are
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exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024	2023	2022
Per Share Operating Performance:
Net asset value at beginning of year	$92.31	$99.21	$88.43	$91.58	$88.82
Net investment income(a)	1.92	1.47	1.12	1.35	0.90
Net realized and unrealized gain (loss) on investments	45.45	(6.91)	10.88	(3.19)	2.75
Total from investment operations	47.37	(5.44)	12.00	(1.84)	3.65
Distributions to shareholders from:
Net investment income	(1.88)	(1.46)	(1.22)	(1.31)	(0.89)
Net asset value at end of year	$137.80	$92.31	$99.21	$88.43	$91.58
Market price at end of year(b)	$137.87	$92.27	$99.27	$88.38	$91.61
Net Asset Value Total Return(c)	51.70%	(5.65)%	13.62%	(1.92)%	4.10%
Market Price Total Return(c)	51.85%	(5.75)%	13.75%	(2.02)%	4.08%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$267,334	$184,627	$222,243	$270,608	$285,718
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	1.64%	1.38%	1.17%	1.50%	0.95%
Portfolio turnover rate(d)	69%	73%	72%	62%	54%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
The Underlying Index is a product of S&P Dow Jones Indices LLC or its affiliates (“S&P DJI”) and has been licensed for use by the Adviser. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). These trademarks have been licensed for use by S&P DJI and sublicensed for certain purposes to the Adviser.
The Fund is not sponsored, endorsed, sold or promoted by S&P DJI, Dow Jones, S&P or any of their respective affiliates. S&P DJI does not make any representation or warranty, express or implied, to the owners of the Fund, the Adviser, any Distributor or promoter of the Fund, or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P DJI’s only relationship to the Adviser with respect to the Underlying Index is the licensing of the Underlying Index and certain trademarks, service marks and/or trade names of S&P DJI and/or its licensors. The Underlying Index is determined, composed and calculated by S&P DJI without regard to the Fund, the Adviser, any Distributor or promoter of the Fund. S&P DJI has no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. S&P DJI is not responsible for and has not participated in the determination of the price and amount of the Shares, in the timing of the issuance or sale of the Shares or in the determination or calculation of the equation by which the Shares are converted into cash, cash surrendered, redeemed, etc. as applicable. S&P DJI has no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the Underlying Index will accurately track index performance or provide positive investment returns. S&P DJI is not an investment adviser or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within the Underlying Index is not a recommendation by S&P DJI to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DJI DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DJI INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS IN CALCULATING THE UNDERLYING INDEX. S&P DJI MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE
OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DJI BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DJI AND THE ADVISER, OTHER THAN THE LICENSORS OF THE UNDERLYING INDEX.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not
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participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and
Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-RZV-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
XSMO	Invesco S&P SmallCap Momentum ETF	NYSE Arca, Inc.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco S&P SmallCap Momentum ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600 Momentum Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29%

Other Expenses	0.06

Total Annual Fund Operating Expenses	0.35

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$444
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 121% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is composed of constituents of the S&P SmallCap 600® Index (the “Parent Index”) that have the highest “momentum score.” In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Underlying Index is based on upward price movements of the security as compared to other eligible securities within the Parent Index.
In selecting constituent securities for the Underlying Index, the Index Provider first calculates the momentum score of each stock in the Parent Index by evaluating the percentage change in the stock’s price over the last 12 months, excluding the most recent month, and applying an adjustment based on the security’s volatility over that period. Approximately 120 of the securities with the highest momentum score are included in the Underlying Index. The Underlying Index uses a modified market capitalization-weighted strategy and weights securities by multiplying each security’s market capitalization and momentum score, subject to security and sector constraints.
As of June 30, 2026, the Underlying Index was comprised of 109 constituents with market capitalizations ranging from $661.6 million to $13.5 billion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
The Fund intends to be “diversified,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), to the extent that the Underlying Index is diversified. The Fund may become “non-diversified” as defined in the 1940 Act solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Should the Fund become “non-diversified,” it will no longer be required to meet certain diversification requirements under the 1940 Act and may invest a greater portion of its assets in securities of a small group of issuers or in any one individual issuer than can a diversified fund. Shareholder approval will not be sought when the Fund crosses from diversified to non-diversified status solely due to a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. In seeking to track the Underlying Index, the Fund was managed as diversified as of April 30, 2026.
In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the components of the Underlying Index and in derivatives and other investments that have economic characteristics similar to the components of the Underlying Index (the “80% investment policy”).
Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security
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unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all.
Momentum Investing Risk. The momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than the returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Diversification Risk. To the extent the Fund becomes non-diversified, the Fund may invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize the realization of capital gains to the extent possible.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the
2

Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser, Invesco Capital Management LLC (the “Adviser”), seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	30.45%
Best Quarter	June 30, 2020	23.72%
Worst Quarter	March 31, 2020	-25.15%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	3/3/2005	9.81%	9.59%	12.25%
Return After Taxes on Distributions		9.59	9.37	12.04
Return After Taxes on Distributions and Sale of Fund Shares		5.93	7.55	10.18

S&P SmallCap 600® Momentum Index (reflects no deduction for fees, expenses or taxes)[1]		10.25	10.02	—

Blended - S&P SmallCap 600® Momentum Index (reflects no deduction for fees, expenses or taxes)[2]		10.25	10.02	12.55

S&P Composite 1500® Index (reflects no deduction for fees, expenses or taxes)		17.02	13.96	14.46

S&P SmallCap 600® Index (reflects no deduction for fees, expenses or taxes)		6.02	7.31	9.81

1
Prior to its commencement date of January 4, 2018, performance for the Underlying Index is not available.
2
The Blended-S&P SmallCap 600® Momentum Index reflects the performance of the Russell 2000® Pure Growth Index, the previous underlying index, through June 21, 2019, and the Underlying Index thereafter.
After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

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Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	June 2007

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	August 2008

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in the components of the Underlying Index. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
S&P SmallCap 600® Momentum Index
The Underlying Index is designed to measure the performance of the securities with the greatest momentum within the Parent Index, a broad-based index of approximately 600 securities that measures the performance of the small-cap segment of the U.S. equity market.
In selecting constituent securities for the Underlying Index, the Index Provider first calculates the momentum score of each stock in the Parent Index by evaluating the percentage change in the stock’s price over the last 12 months, excluding the most recent month, and applying an adjustment based on the security’s volatility over that period. Only those stocks that have traded at least 150 days during the period are eligible for inclusion in the Underlying Index. Approximately 120 of the securities with the highest momentum score are included in the Underlying Index.
The Underlying Index uses a modified market capitalization-weighted strategy and weights securities by multiplying each security’s market capitalization and momentum score, subject to security and sector constraints.
The Underlying Index is rebalanced semi-annually after market close on the third Friday in March and September. Additions to and deletions from the Underlying Index generally occur only at the time of the semiannual
4

rebalance, but constituents removed from the Parent Index are removed from the Underlying Index simultaneously. Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to reflect corporate actions or spin-offs.
The Fund is rebalanced in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. In addition, investors might seek to trade Fund shares based on their knowledge or understanding of the value of smaller company securities (this is sometimes referred to as “price arbitrage”), which could interfere with the efficient management of the Fund. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all. The relative sizes of companies may change over time as the securities market changes, and the Fund is not required to sell the securities of companies whose market capitalizations have grown or decreased due to market fluctuations.
Momentum Investing Risk. Momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing therefore emphasizes investing in securities that have had better recent performance compared to other securities, on the theory that these securities will continue to increase in value. Momentum investing is subject to the risk that the securities may be more volatile than the market as a whole. High momentum may also be a sign that the securities’ prices have peaked, and therefore the returns on securities that have previously exhibited price momentum may be less than the returns on other styles of investing. Momentum can turn quickly, and stocks that previously exhibited high momentum may not experience continued positive momentum. The Fund may experience significant losses if momentum stops, reverses or
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otherwise behaves differently than predicted. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry, competition for resources, adverse labor relations, political or world events, obsolescence of technologies, and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Diversification Risk. To the extent the Fund becomes non-diversified, the Fund may invest a greater portion of its assets in the obligations or securities of a small number of issuers or a single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index, which may result in a high portfolio turnover rate. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize the realization of capital gains to the extent possible.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of
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assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
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Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to the components of the Underlying Index and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider
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gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of
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options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund
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since June 2007. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2008. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser for its services an annual fee equal to 0.29% of its average daily net assets (the “Advisory Fee”).
The Fund is responsible for all of its own expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to the Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust or the Adviser and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) on behalf of the Fund pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, offering costs (as defined below), brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.39% of its average daily net assets per year (the “Expense Cap”), at least until August 31, 2028.
The offering costs excluded from the Expense Cap for the Fund are: (a) initial legal fees pertaining to the Shares offered for sale; (b) initial SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.
The Expense Agreement provides that the fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date. This waiver is not subject to recapture.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “XSMO.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks,
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trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily
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available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024	2023	2022
Per Share Operating Performance:
Net asset value at beginning of year	$61.72	$57.58	$44.82	$48.07	$51.21
Net investment income(a)	0.45	0.62	0.37	0.66	0.26
Net realized and unrealized gain (loss) on investments	25.01	4.07 (b)	12.80	(3.25)	(3.20)
Total from investment operations	25.46	4.69	13.17	(2.59)	(2.94)
Distributions to shareholders from:
Net investment income	(0.46)	(0.55)	(0.41)	(0.66)	(0.20)
Net asset value at end of year	$86.72	$61.72	$57.58	$44.82	$48.07
Market price at end of year(c)	$86.71	$61.71	$57.64	$44.77	$48.05
Net Asset Value Total Return(d)	41.41%	8.11%	29.51%	(5.38)%	(5.78)%
Market Price Total Return(d)	41.42%	7.98%	29.79%	(5.45)%	(5.72)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$2,753,438	$1,385,545	$406,525	$177,922	$145,652
Ratio to average net assets of:
Expenses, after Waivers	0.35%	0.35%	0.39%	0.39%	0.37%
Expenses, prior to Waivers	0.35%	0.35%	0.40%	0.42%	0.37%
Net investment income	0.62%	0.96%	0.70%	1.40%	0.48%
Portfolio turnover rate(e)	121%	115%	107%	125%	147%

(a)	Based on average shares outstanding.
(b)
Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(c)	The mean between the last bid and ask prices.
(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
The Underlying Index is a product of S&P Dow Jones Indices LLC or its affiliates (“S&P DJI”) and has been licensed for use by the Adviser. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). These trademarks have been licensed for use by S&P DJI and sublicensed for certain purposes to the Adviser.
The Fund is not sponsored, endorsed, sold or promoted by S&P DJI, Dow Jones, S&P or any of their respective affiliates. S&P DJI does not make any representation or warranty, express or implied, to the owners of the Fund, the Adviser, any Distributor or promoter of the Fund, or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P DJI’s only relationship to the Adviser with respect to the Underlying Index is the licensing of the Underlying Index and certain trademarks, service marks and/or trade names of S&P DJI and/or its licensors. The Underlying Index is determined, composed and calculated by S&P DJI without regard to the Fund, the Adviser, any Distributor or promoter of the Fund. S&P DJI has no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. S&P DJI is not responsible for and has not participated in the determination of the price and amount of the Shares, in the timing of the issuance or sale of the Shares or in the determination or calculation of the equation by which the Shares are converted into cash, cash surrendered, redeemed, etc. as applicable. S&P DJI has no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the Underlying Index will accurately track index performance or provide positive investment returns. S&P DJI is not an investment adviser or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within the Underlying Index is not a recommendation by S&P DJI to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DJI DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DJI INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS IN CALCULATING THE UNDERLYING INDEX. S&P DJI MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE
OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DJI BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DJI AND THE ADVISER, OTHER THAN THE LICENSORS OF THE UNDERLYING INDEX.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not
16

participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and
Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-XSMO-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
XSVM	Invesco S&P SmallCap Value with Momentum ETF	NYSE Arca, Inc.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco S&P SmallCap Value with Momentum ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600 High Momentum Value Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29%

Other Expenses	0.07

Total Annual Fund Operating Expenses	0.36

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$37	$116	$202	$456
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 84% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is designed to measure the performance of 120 stocks in the S&P SmallCap 600® Index (the “Parent Index”) that have relatively high “value” and “momentum” scores. In general, a value stock tends to trade at a lower price relative to its company’s fundamentals and thus may be considered undervalued by investors and momentum is the tendency of an investment to exhibit persistence in its relative performance. A “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities.
In selecting constituent securities for the Underlying Index, the Index Provider first calculates the value score of each stock in the Parent Index by evaluating each stock’s: (i) book value-to-price ratio, calculated using the company’s latest book value per share divided by its price; (ii) earnings-to-price ratio, calculated using the company’s trailing 12-month earnings per share divided by its price; and (iii) sales-to-price ratio, calculated using the company’s trailing 12-month sales per share divided by its price. The Index Provider also calculates a security's momentum score by evaluating the percentage change in the stock’s price over the last 12 months, excluding the most recent month, and applying an adjustment based on the security’s volatility over that period. A security’s momentum score is based on upward price movements of the security as compared to other eligible securities within the remaining constituent universe.
The Index Provider selects the 240 securities with the highest-ranking value scores and then ranks them by momentum score. The Index Provider generally selects the 120 highest-ranking securities for inclusion in the Underlying Index. The component securities are weighted by value score.
As of June 30, 2026, the Underlying Index was comprised of 118 constituents with market capitalizations ranging from $778 million to $9.4 billion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
The Fund intends to be “diversified,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), to the extent that the Underlying Index is diversified. The Fund may become “non-diversified” as defined in the 1940 Act solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Should the Fund become “non-diversified,” it will no longer be required to meet certain diversification requirements under the 1940 Act and may invest a greater portion of its assets in securities of a small group of issuers or in any one individual issuer than can a diversified fund. Shareholder approval will not be sought when the Fund crosses from diversified to non-diversified status solely due to a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. In seeking to track the Underlying Index, the Fund was managed as diversified as of April 30, 2026.
In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the components of the Underlying Index and in derivatives and other investments that have economic characteristics similar to the components of the Underlying Index (the “80% investment policy”).
Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of April 30, 2026, the Fund had significant exposure to the financials sector. The Fund's portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between
1

the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all.
Value Investing Risk. Value investing entails the risk that if the market does not recognize that a selected security is undervalued, the price of that security might not appreciate as anticipated. Value securities are subject to the risk that their valuations never improve or that the returns on value securities are lower than returns on other styles of investing or the overall stock market. Thus, the value of the Fund’s investments will vary and, at times, may be lower than that of other types of investments. Value investing has gone in and out of favor during past market cycles and when value investing is out of favor or when markets are unstable, value securities may underperform growth securities or the overall stock market.
Momentum Investing Risk. The momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than the returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Financials Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financials sector. Financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Changes in interest rates can have a disproportionate effect on the financials sector, and financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector. Financial services companies have also been affected by increased competition, which could adversely affect the profitability or viability of such companies.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an
2

investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Diversification Risk. To the extent the Fund becomes non-diversified, the Fund may invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser, Invesco Capital Management LLC (the “Adviser”), seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	23.03%
Best Quarter	March 31, 2021	39.21%
Worst Quarter	March 31, 2020	-40.50%
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Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	3/3/2005	7.59%	12.29%	11.63%
Return After Taxes on Distributions		6.89	11.77	11.07
Return After Taxes on Distributions and Sale of Fund Shares		4.81	9.71	9.48

S&P SmallCap 600® High Momentum Value Index (reflects no deduction for fees, expenses or taxes)[1]		8.04	12.74	—

Blended - S&P SmallCap 600® High Momentum Value Index (reflects no deduction for fees, expenses or taxes)[2]		8.04	12.74	12.02

S&P Composite 1500® Index (reflects no deduction for fees, expenses or taxes)		17.02	13.96	14.46

S&P SmallCap 600® Index (reflects no deduction for fees, expenses or taxes)		6.02	7.31	9.81

1
Prior to its commencement date of February 19, 2019, performance for the Underlying Index is not available.
2
The Blended-S&P SmallCap 600® High Momentum Value Index reflects the performance of the Russell 2000® Pure Value Index, the previous underlying index, through June 21, 2019, and the Underlying Index thereafter.
After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	June 2007

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	August 2008

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
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At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in the components of the Underlying Index. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
S&P SmallCap 600® High Momentum Value Index
The Underlying Index is composed of a subset of securities from the Parent Index.
In selecting constituent securities for the Underlying Index, the Index Provider first calculates the value score of each stock in the Parent Index by evaluating each stock’s: (i) book value-to-price ratio, calculated using the company’s latest book value per share divided by its price; (ii) earnings-to-price ratio, calculated using the company’s trailing 12-month earnings per share divided by its price; and (iii) sales-to-price ratio, calculated using the company’s trailing 12-month sales per share divided by its price. A security’s momentum score is based on upward price movements of the security as compared to other eligible securities within the remaining constituent universe, and is calculated by evaluating the percentage change in the security’s price over the last 12 months, excluding the most recent month, and applying an adjustment based on the security’s volatility over that period.
After ranking the constituent securities by value score, the Index Provider selects the 240 highest-ranking securities and then ranks them by momentum score. The Index Provider generally selects the 120 highest-ranking securities for inclusion in the Underlying Index, subject to additional eligibility requirements. The component securities are weighted by value score.
The Underlying Index is rebalanced semi-annually after market close on the third Friday in June and December. Additions to the Underlying Index generally occur only at the time of the semiannual rebalance, but constituents removed from the Parent Index are removed from the Underlying Index simultaneously. Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to reflect corporate actions or spin-offs.
The Fund is rebalanced in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
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Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. In addition, investors might seek to trade Fund shares based on their knowledge or understanding of the value of smaller company securities (this is sometimes referred to as “price arbitrage”), which could interfere with the efficient management of the Fund. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all. The relative sizes of companies may change over time as the securities market changes, and the Fund is not required to sell the securities of companies whose market capitalizations have grown or decreased due to market fluctuations.
Value Investing Risk. Value investing entails the risk that if the market does not recognize that a selected security is undervalued, the price of that security might not appreciate as anticipated. A value investing approach could also lead to acquiring fewer securities that might experience rapid price increases during times of market advances. This could cause the investments to underperform strategies that employ only a growth or other non-value approach. Value investing has also gone in and out of favor during past market cycles and is likely to continue to do so. During periods when value investing is out of favor or when markets are unstable, value securities may underperform the securities of growth companies or the overall stock market. Value securities are subject to the risk that their valuations never improve or that the returns on value securities are lower than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.
Momentum Investing Risk. Momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing therefore emphasizes investing in securities that have had better recent performance compared to other securities, on the theory that these securities will continue to increase in value. Momentum investing is subject to the risk that the securities may be more volatile than the market as a whole. High momentum may also be a sign that the securities’ prices have peaked, and therefore the returns on securities that have previously exhibited price momentum may be less than the returns on other styles of investing. Momentum can turn quickly, and stocks that previously exhibited high momentum may not experience continued positive momentum. The Fund may experience significant losses if momentum stops, reverses or otherwise behaves differently than predicted. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry, competition for resources, adverse labor relations, political or world events, obsolescence of technologies, and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Financials Sector Risk. Financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Changes in interest rates can have a disproportionate effect on the financials sector, and financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector. Financial services companies have also been affected by increased competition, which could adversely affect the profitability or viability of such companies. In addition, the financials sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions.
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Global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region may adversely affect issuers in another country or region, which may adversely affect securities held by the Fund. These circumstances have also decreased liquidity in some markets and may continue to do so. Deterioration of credit markets can have an adverse impact on a broad range of financial markets, and thereby cause certain financial services companies to incur large losses. Certain financial services companies have experienced a decline in the valuation of their assets and even ceased operations.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Diversification Risk. To the extent the Fund becomes non-diversified, the Fund may invest a greater portion of its assets in the obligations or securities of a small number of issuers or a single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with
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respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to the components of the Underlying Index and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
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Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative.
The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
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Leverage Risk. To the extent that the Fund borrows money it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the
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requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since June 2007. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2008. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser for its services an annual fee equal to 0.29% of its average daily net assets (the “Advisory Fee”).
The Fund is responsible for all of its own expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to the Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust or the Adviser and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) on behalf of the Fund pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, offering costs (as defined below), brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.39% of its average daily net assets per year (the “Expense Cap”), at least until August 31, 2028.
The offering costs excluded from the Expense Cap for the Fund are: (a) initial legal fees pertaining to the Shares offered for sale; (b) initial SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.
The Expense Agreement provides that the fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.
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The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date. This waiver is not subject to recapture.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “XSVM.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
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Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or
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similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund
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securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024	2023	2022
Per Share Operating Performance:
Net asset value at beginning of year	$48.41	$53.76	$44.08	$50.04	$49.21
Net investment income(a)	1.18	1.02	0.89	0.68	0.74
Net realized and unrealized gain (loss) on investments	17.69	(5.27)	9.60	(5.91)	0.84 (b)
Total from investment operations	18.87	(4.25)	10.49	(5.23)	1.58
Distributions to shareholders from:
Net investment income	(1.21)	(1.10)	(0.81)	(0.73)	(0.75)
Net asset value at end of year	$66.07	$48.41	$53.76	$44.08	$50.04
Market price at end of year(c)	$66.06	$48.37	$53.82	$44.07	$50.03
Net Asset Value Total Return(d)	39.44%	(8.07)%	23.95%	(10.46)%	3.18%
Market Price Total Return(d)	39.53%	(8.25)%	24.11%	(10.47)%	3.04%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$613,140	$573,224	$763,365	$612,331	$711,075
Ratio to average net assets of:
Expenses	0.36%	0.36%	0.37%	0.36%	0.36%
Net investment income	2.08%	1.88%	1.79%	1.44%	1.41%
Portfolio turnover rate(e)	84%	87%	77%	86%	73%

(a)	Based on average shares outstanding.
(b)
Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(c)	The mean between the last bid and ask prices.
(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
The Underlying Index is a product of S&P Dow Jones Indices LLC or its affiliates (“S&P DJI”) and has been licensed for use by the Adviser. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). These trademarks have been licensed for use by S&P DJI and sublicensed for certain purposes to the Adviser.
The Fund is not sponsored, endorsed, sold or promoted by S&P DJI, Dow Jones, S&P or any of their respective affiliates. S&P DJI does not make any representation or warranty, express or implied, to the owners of the Fund, the Adviser, any Distributor or promoter of the Fund, or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P DJI’s only relationship to the Adviser with respect to the Underlying Index is the licensing of the Underlying Index and certain trademarks, service marks and/or trade names of S&P DJI and/or its licensors. The Underlying Index is determined, composed and calculated by S&P DJI without regard to the Fund, the Adviser, any Distributor or promoter of the Fund. S&P DJI has no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. S&P DJI is not responsible for and has not participated in the determination of the price and amount of the Shares, in the timing of the issuance or sale of the Shares or in the determination or calculation of the equation by which the Shares are converted into cash, cash surrendered, redeemed, etc. as applicable. S&P DJI has no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the Underlying Index will accurately track index performance or provide positive investment returns. S&P DJI is not an investment adviser or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within the Underlying Index is not a recommendation by S&P DJI to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DJI DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DJI INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS IN CALCULATING THE UNDERLYING INDEX. S&P DJI MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE
OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DJI BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DJI AND THE ADVISER, OTHER THAN THE LICENSORS OF THE UNDERLYING INDEX.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not
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participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and
Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-XSVM-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
CSD	Invesco S&P Spin-Off ETF	NYSE Arca, Inc.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco S&P Spin-Off ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the S&P U.S. Spin-Off Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%

Other Expenses	0.16

Total Annual Fund Operating Expenses	0.66

Fee Waiver and/or Expense Reimbursement[1]	0.01

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.65

1
Invesco Capital Management LLC (the “Adviser”) has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, licensing fees, brokerage commissions and other trading expenses, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2028, and neither the Adviser nor the Fund may discontinue the agreement prior to its expiration. The fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first two years and the Total Annual Fund Operating Expenses thereafter. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$66	$209	$366	$821
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 117% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles and maintains the Underlying Index, which is designed to measure the performance of U.S. companies that have been spun off from a parent company within the past four years. The Underlying Index is comprised of equity securities of U.S. companies in the S&P U.S. BMI, a country sub-index of the S&P Global BMI, that have been spun off and have a float-adjusted market capitalization of at least $1 billion at the time they are added to the Underlying Index. The Index Provider defines a spin-off company as any company resulting from one of the following events:
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Spin-off. A spin-off occurs when a company divests a subsidiary or division to create a new, independent company.
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Carve-out. The sale by a parent company of a minority stake in a subsidiary to public shareholders.
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Split-off. The distribution of shares of a subsidiary company by its parent company to parent company shareholders that elect to redeem their shares in the parent company in return for shares of the subsidiary company.
As of June 30, 2026, the Underlying Index was comprised of 25 constituents with market capitalizations ranging from $1.7 billion to $337 billion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
The Fund is “non-diversified” and therefore is not required to meet certain diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”).
In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the components of the Underlying Index and in derivatives and other investments that have economic characteristics similar to the components of the Underlying Index (the “80% investment policy”).
Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of April 30, 2026, the Fund had significant exposure to the industrials sector. The Fund’s portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
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Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Industrials Sector Risk. Changes in government regulation, world events and economic conditions may adversely affect companies in the industrials sector. In addition, these companies are at risk for environmental and product liability damage claims. Industrial companies also may be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, trade disputes, supply chain and distribution disruptions, cyberattacks, increased competition, depletion of resources, obsolescence due to rapid technological developments and frequent new product introduction, consolidation, excess capacity, consumer preferences and spending trends, overall capital spending levels, business cycle fluctuations, labor relations and changes in the supply of and demand for their specific products or services or for industrials sector products in general.
Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of
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the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize the realization of capital gains to the extent possible.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser, Invesco Capital Management LLC (the “Adviser”), seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
The Fund is the successor to the investment performance of the Guggenheim S&P Spin-Off ETF (the “Predecessor Fund”) as a result of the reorganization of the Predecessor Fund into the Fund, which was consummated after the close of business on April 6, 2018. Accordingly, the performance information shown below for periods ending on or prior to April 6, 2018 is that of the Predecessor Fund.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	50.08%
Best Quarter	June 30, 2020	31.59%
Worst Quarter	March 31, 2020	-43.42%
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Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	12/15/2006	21.42%	12.99%	10.85%
Return After Taxes on Distributions		21.37	12.86	10.60
Return After Taxes on Distributions and Sale of Fund Shares		12.71	10.37	8.89

S&P U.S. Spin-Off Index (reflects no deduction for fees, expenses or taxes)		22.17	13.65	12.14

Blended - S&P U.S. Spin-Off Index (reflects no deduction for fees, expenses or taxes)[1]		22.17	13.65	11.48

Russell 3000® Index (reflects no deduction for fees, expenses or taxes)		17.15	13.15	14.29

Russell Midcap® Index (reflects no deduction for fees, expenses or taxes)		10.60	8.67	11.01

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The Blended-S&P U.S. Spin-Off Index reflects the performance of the Beacon Spin-Off Index, the previous underlying index, prior to May 20, 2016, and the Underlying Index thereafter.
After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	April 2018

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	April 2018

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser
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believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in the components of the Underlying Index. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
S&P U.S. Spin-Off Index
The Underlying Index is designed to measure the performance of U.S. domiciled companies that have been spun off from a parent company within the past four years. Underlying Index constituents must be constituents of the S&P U.S. BMI, a country sub-index of the S&P Global BMI, and have a float-adjusted market capitalization of at least $1 billion at the time they are added to the Underlying Index.
The Underlying Index is weighted by float-adjusted market capitalization, subject to a maximum weight of 7.5% for any single stock and the aggregate weight of constituents with weights greater than 4.5% cannot exceed 45%.
The Underlying Index is rebalanced monthly after the close of the third Friday of each month. Additions to the Underlying Index are made at each monthly rebalance after the close of trading on the third Friday of each month. Any eligible spin-off occurring at least seven business days prior to the rebalance date is included in the Underlying Index at the monthly rebalance. In addition, any constituent security that is removed from the S&P U.S. BMI is simultaneously removed from the Underlying Index.
Constituent securities are only included in the Underlying Index for a maximum of 48 months. A constituent security that has been included in the Underlying Index for more than 48 months is removed at the subsequent monthly rebalance; however, if the deletion of a constituent security would result in the number of constituent securities of the Underlying Index being less than 20, the deletion will be delayed until the next monthly rebalance where the resulting number of constituent securities would be at least 20.
The Fund is rebalanced in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in
U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
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In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. In addition, investors might seek to trade Fund shares based on their knowledge or understanding of the value of smaller company securities (this is sometimes referred to as “price arbitrage”), which could interfere with the efficient management of the Fund. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all. The relative sizes of companies may change over time as the securities market changes, and the Fund is not required to sell the securities of companies whose market capitalizations have grown or decreased due to market fluctuations.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry, competition for resources, adverse labor relations, political or world events, obsolescence of technologies, and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Industrials Sector Risk. Changes in government regulation, world events and economic conditions may adversely affect the companies in the industrials sector. In addition, these companies are at risk for environmental and product liability damage claims. Industrial companies also may be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, supply chain and distribution disruptions, cyberattacks, increased competition, depletion of resources, obsolescence due to rapid technological developments and frequent new product introduction, consolidation, excess capacity, consumer preferences and spending trends, overall capital spending levels, labor relations and changes in the supply of and demand for their specific products or services or for industrials sector products in general. Furthermore, changes in government spending policies, trade restrictions and tariffs as well as broader geopolitical developments could adversely affect industrials companies.
Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are
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fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index, which may result in a high portfolio turnover rate. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize the realization of capital gains to the extent possible.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error,
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processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to the components of the Underlying Index and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an
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underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the
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Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Portfolio Size Risk. Pursuant to its methodology, the Underlying Index may be composed of a relatively small number of individual securities. Therefore, in seeking to track the returns of the Underlying Index, the Fund typically will hold a similarly small number of securities. To the extent that a significant portion of the Fund’s total assets is invested in a limited number of securities, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund’s NAV than it would if the Fund invested in a greater number of securities.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.
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Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since April 2018. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since April 2018. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser for its services an annual fee equal to 0.50% of its average daily net assets (the “Advisory Fee”).
The Fund is responsible for all of its own expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, Acquired
Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to the Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust or the Adviser and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) on behalf of the Fund pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, licensing fees, offering costs (as defined below), brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of its average daily net assets per year (the “Expense Cap”), at least until August 31, 2028.
The offering costs excluded from the Expense Cap for the Fund are: (a) initial legal fees pertaining to the Shares offered for sale; (b) initial SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.
The Expense Agreement provides that the fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date. This waiver is not subject to recapture.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid
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and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “CSD.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid annually by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and
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qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation
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Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024	2023	2022
Per Share Operating Performance:
Net asset value at beginning of year	$73.45	$68.31	$55.52	$56.87	$64.57
Net investment income(a)	0.16	0.15	0.31	0.50	0.38
Net realized and unrealized gain (loss) on investments	54.16	5.13	12.81	(1.40)	(7.63)
Total from investment operations	54.32	5.28	13.12	(0.90)	(7.25)
Distributions to shareholders from:
Net investment income	(0.16)	(0.14)	(0.33)	(0.45)	(0.45)
Net asset value at end of year	$127.61	$73.45	$68.31	$55.52	$56.87
Market price at end of year(b)	$127.65	$73.45	$68.35	$55.50	$56.92
Net Asset Value Total Return(c)	74.01%	7.70%	23.69%	(1.53)%	(11.24)%
Market Price Total Return(c)	74.06%	7.64%	23.80%	(1.65)%	(11.16)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$149,306	$61,701	$56,013	$52,744	$64,836
Ratio to average net assets of:
Expenses, after Waivers	0.65%	0.65%	0.64%	0.65%	0.65%
Expenses, prior to Waivers	0.66%	0.67%	0.64%	0.71%	0.65%
Net investment income	0.16%	0.19%	0.51%	0.93%	0.60%
Portfolio turnover rate(d)	117%	74%	84%	106%	68%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
The Underlying Index is a product of S&P Dow Jones Indices LLC or its affiliates (“S&P DJI”) and has been licensed for use by the Adviser. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). These trademarks have been licensed for use by S&P DJI and sublicensed for certain purposes to the Adviser.
The Fund is not sponsored, endorsed, sold or promoted by S&P DJI, Dow Jones, S&P or any of their respective affiliates. S&P DJI does not make any representation or warranty, express or implied, to the owners of the Fund, the Adviser, any Distributor or promoter of the Fund, or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P DJI’s only relationship to the Adviser with respect to the Underlying Index is the licensing of the Underlying Index and certain trademarks, service marks and/or trade names of S&P DJI and/or its licensors. The Underlying Index is determined, composed and calculated by S&P DJI without regard to the Fund, the Adviser, any Distributor or promoter of the Fund. S&P DJI has no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. S&P DJI is not responsible for and has not participated in the determination of the price and amount of the Shares, in the timing of the issuance or sale of the Shares or in the determination or calculation of the equation by which the Shares are converted into cash, cash surrendered, redeemed, etc. as applicable. S&P DJI has no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the Underlying Index will accurately track index performance or provide positive investment returns. S&P DJI is not an investment adviser or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within the Underlying Index is not a recommendation by S&P DJI to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DJI DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DJI INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS IN CALCULATING THE UNDERLYING INDEX. S&P DJI MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE
OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DJI BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DJI AND THE ADVISER, OTHER THAN THE LICENSORS OF THE UNDERLYING INDEX.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not
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participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and
Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-CSD-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
PSI	Invesco Semiconductors ETF	NYSE Arca, Inc.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco Semiconductors ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the Dynamic Semiconductor Intellidex® Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%

Other Expenses	0.05

Total Annual Fund Operating Expenses	0.55

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$56	$176	$307	$689
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 105% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (“ICE Data” or the “Index Provider”) compiles and maintains the Underlying Index, which is composed of common stocks of 30 U.S. semiconductor companies. These companies are engaged principally in the manufacture of semiconductors. These companies manufacture semiconductors that serve as the core electronic components of virtually all electronic equipment; make or test chips for third parties; and provide equipment or services used in the production of semiconductors and other thin film products like flat panel displays and thin film heads.
As of June 30, 2026, the Underlying Index was comprised of 30 constituents with market capitalizations ranging from $1.9 billion to $4.8 trillion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
The Fund is “non-diversified” and therefore is not required to meet certain diversification requirements under the  Investment Company Act of 1940, as amended (the “1940 Act”).
In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of companies engaged in semiconductor-related industries, and in derivatives and other investments that have economic characteristics similar to securities of companies engaged in semiconductor-related industries (the “80% investment policy”). For purposes of the 80% investment policy, the Fund considers the components of the Underlying Index to be securities of companies engaged in semiconductor-related industries.
Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of April 30, 2026, the Fund had significant exposure to the semiconductors industry. The Fund’s portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for
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resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Semiconductors Industry Risk. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the semiconductors industry. Competitive pressures, intense competition, aggressive pricing, technological developments, changing demand, research and development costs, fluctuations in the availability and price of components and product obsolescence can significantly affect companies operating in the semiconductors industry. Semiconductor companies depend significantly on third-party suppliers and the availability of raw materials and may be adversely affected by supply chain disruptions, which may further impact industries that rely on semiconductor equipment. Additionally, the potential imposition and lack of resolution of trade tariffs may hinder the ability of semiconductor companies to successfully deploy their inventories. Companies in this industry may also face increased risk from trade agreements between countries that develop semiconductor technologies and the countries in which customers of these technologies are based. Semiconductor companies are vulnerable to wide fluctuations in securities prices due to such global circumstances and may be negatively impacted as a result.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all.
Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.
Foreign Exposure Risk. Although the Fund may invest in securities of companies listed on U.S. securities exchanges, the international operations of those companies may create exposure to foreign markets where such companies operate. The international operations of many companies expose them to risks associated with political, social or economic events in other countries or regions, which may include instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations, tariffs and trade disputes, competition from subsidized foreign competitors with lower production costs and other risks inherent to international business.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the
2

in-kind creation and redemption mechanism (described below) to minimize the realization of capital gains to the extent possible.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser, Invesco Capital Management LLC (the “Adviser”), seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	138.03%
Best Quarter	December 31, 2020	35.60%
Worst Quarter	June 30, 2022	-24.53%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	6/23/2005	36.31%	18.02%	25.63%
Return After Taxes on Distributions		36.24	17.94	25.51
Return After Taxes on Distributions and Sale of Fund Shares		21.48	14.64	22.56

Dynamic Semiconductor Intellidex® Index (reflects no deduction for fees, expenses or taxes)		37.04	18.67	26.39

NASDAQ® Composite Index (reflects no deduction for fees, expenses or taxes)		21.14	13.35	17.66

S&P Composite 1500® Semiconductor Index (reflects no deduction for fees, expenses or taxes)		43.52	38.41	33.26

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

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Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	June 2007

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	August 2008

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in securities of companies engaged in semiconductor-related industries. The Fund considers the components of the Underlying Index to be such investments. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
Dynamic Semiconductor Intellidex® Index
The Underlying Index is composed of stocks of 30 U.S. companies involved in the semiconductors industry.
ICE Data evaluates the 2,000 largest U.S. stocks (by market capitalization) traded on the New York Stock Exchange (“NYSE”), NYSE American and The Nasdaq Stock Market. ICE Data ranks the stocks for investment potential based on a score (“Model Score”) developed from ICE Data’s proprietary Intellidex® model. ICE Data defines the universe of companies eligible for the Underlying Index using the FactSet Revere Hierarchy provided by FactSet Research Systems Inc. to help identify those companies that have significant operations in the specified industry group (the “Industry Group Universe”). ICE Data further divides stocks within the Industry Group Universe into two market capitalization groups, larger and smaller (the “Sub-Groups”). ICE Data splits stocks in the Industry Group Universe into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller stocks are included in the bottom four quintiles. Within the Industry Group Universe, ICE Data selects a defined number of the top-ranked larger and smaller stocks for
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inclusion in the Underlying Index and the stocks are equally weighted within their Sub-Groups. ICE Data predetermines the number of stocks selected from the Industry Group Universe as follows:
(a) The Underlying Index includes 30 stocks from the Industry Group Universe based on their Model Scores as follows:
i. ICE Data selects eight stocks with the best Model Scores in the larger market capitalization Sub-Group for inclusion in the Underlying Index, which collectively receive 40% of the total Underlying Index weight (each larger stock receives on average 5% of the weight of the Underlying Index).
ii. ICE Data selects 22 stocks with the best Model Scores in the relatively smaller market capitalization Sub-Group for inclusion in the Underlying Index, which collectively receive 60% of the total Underlying Index weight (each smaller stock receives on average 2.73% of the weight of the Underlying Index).
(b) In the event that the Industry Group Universe consists of less than 50 stocks at the time of a quarterly rebalance, ICE Data selects the 30 component stocks with the best Model Scores in the Industry Group Universe, and determines the weighting for the 30 stocks as follows:
i. The eight largest stocks by market capitalization collectively receive 40% of the total Underlying Index weight (each of the eight largest stocks receives on average 5%).
ii. The other 22 relatively smaller stocks collectively receive 60% of the total Underlying Index weight (each of the 22 smaller stocks receives on average 2.73%).
The Underlying Index is rebalanced quarterly at the open of trading on the third business day following the last Friday of February, May, August and November. The Fund is rebalanced in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued
maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
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Semiconductors Industry Risk. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the semiconductors industry. The semiconductors industry is characterized by rapid technological change, cyclical market patterns, significant price erosion, periods of over-capacity and production shortages, changing demand, variations in manufacturing costs and yields and significant expenditures for capital equipment and product development. In the past, business conditions in this industry have changed rapidly from periods of strong demand to periods of weak demand. Companies in the semiconductor industry may face intense competition, both domestically and internationally, including from subsidized foreign competitors with lower production costs, and such competition may have an adverse effect on their profit margins.
Global events, such as widespread epidemics or pandemics, may impair the manufacturing output of semiconductor equipment and may disrupt supply chains for industries that rely on such equipment. Semiconductor companies are vulnerable to wide fluctuations in securities prices due to such global circumstances and may be negatively impacted as a result, and it is unknown how long such conditions will persist. Any future downturn in the industry could harm the business and operating results of semiconductor companies. Semiconductor companies typically face high capital costs and such companies may need additional financing, which may be difficult to obtain. Semiconductor companies’ supply chains and operations are dependent on the availability of materials that meet exacting standards and the use of third parties to provide components and services. Semiconductor companies may rely on a limited number of suppliers, or upon suppliers in a single location, for certain materials, equipment or tools. Finding and qualifying alternate or additional suppliers can be a lengthy process that can cause production delays or impose unforeseen costs, and such alternatives may not be available at all.
Many semiconductor companies may not successfully introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products, and failure to do so could have a material adverse effect on their business, results of operations and financial condition. Semiconductor design and process methodologies are subject to rapid technological change requiring large expenditures for research and development in order to improve product performance and increase manufacturing yields. Current technology is likely to become obsolete at some point in the future, and due to intense competition this could potentially occur rapidly. Semiconductor companies rely on a combination of patents, trade secret laws and contractual provisions to protect their technologies. The process of seeking patent protection can be long and expensive. In addition, the semiconductors industry is characterized by frequent litigation regarding patent and other intellectual property rights, which may require semiconductor companies to defend against competitors’ assertions of intellectual property infringement or misappropriation. Semiconductor companies may be adversely affected by loss or impairment of intellectual property rights. While the U.S. remains the global leader in semiconductor design and development, a majority of semiconductor chip manufacturing now occurs in Asia. Additionally, the potential imposition and lack of resolution of trade tariffs may hinder the ability of semiconductor companies to successfully deploy their inventories. Companies in the industry may also face increased risk from trade agreements between countries that develop semiconductor technologies and the countries in which customers of these technologies are based. Recently, the U.S. government has considered the relative lack of domestic production of semiconductor equipment to be a potential national security risk, and it is possible that the industry may be subject to future government scrutiny. Certain companies in the industry may be restricted from operating in certain markets due to the sensitive nature of these technologies.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. In addition, investors might seek to trade Fund shares based on their knowledge or understanding of the value of smaller company securities (this is sometimes referred to as “price arbitrage”), which could interfere with the efficient management of the Fund. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all. The relative sizes of companies may change over time as the securities market changes, and the Fund is not required to sell the
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securities of companies whose market capitalizations have grown or decreased due to market fluctuations.
Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Foreign Exposure Risk. Although the Fund may invest in securities of companies listed on U.S. securities exchanges, the international operations of those companies may create exposure to foreign markets where such companies operate. The international operations of many companies expose them to risks associated with political, social or economic events in other countries or regions, which may include instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations, tariffs and trade disputes, competition from subsidized foreign competitors with lower production costs and other risks inherent to international business.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index, which may result in a high portfolio turnover rate. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize the realization of capital gains to the extent possible.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to
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acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to securities of companies engaged in semiconductor-related industries and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the NYSE is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
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Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more
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liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Portfolio Size Risk. Pursuant to its methodology, the Underlying Index may be composed of a relatively small number of individual securities. Therefore, in seeking to track the returns of the Underlying Index, the Fund typically will hold a similarly small number of securities. To the extent that a significant portion of the Fund’s total assets is invested in a limited number of securities, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund’s NAV than it would if the Fund invested in a greater number of securities.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the
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general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since June 2007. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2008. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser for its services an annual fee equal to 0.50% of its average daily net assets (the “Advisory Fee”).
The Fund is responsible for all of its own expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to the Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust or the Adviser and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) on behalf of the
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Fund pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, licensing fees, offering costs (as defined below), brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of its average daily net assets per year (the “Expense Cap”), at least until August 31, 2028.
The offering costs excluded from the Expense Cap for the Fund are: (a) initial legal fees pertaining to the Shares offered for sale; (b) initial SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.
The Expense Agreement provides that the fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date. This waiver is not subject to recapture.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “PSI.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of
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the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the
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passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024(a)	2023(a)	2022(a)
Per Share Operating Performance:
Net asset value at beginning of year	$46.24	$53.82	$37.11	$36.44	$40.36
Net investment income (loss)(b)	(0.04)	0.09	0.12	0.20	0.12
Net realized and unrealized gain (loss) on investments	87.50	(7.58)	16.73	0.69	(3.94)
Total from investment operations	87.46	(7.49)	16.85	0.89	(3.82)
Distributions to shareholders from:
Net investment income	(0.07)	(0.09)	(0.14)	(0.22)	(0.10)
Net asset value at end of year	$133.63	$46.24	$53.82	$37.11	$36.44
Market price at end of year(c)	$133.63	$46.21	$53.82	$37.10	$36.44
Net Asset Value Total Return(d)	189.32%	(13.95)%	45.46%	2.49%	(9.50)%
Market Price Total Return(d)	189.51%	(14.01)%	45.49%	2.48%	(9.41)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,995,081	$574,820	$762,656	$511,013	$590,310
Ratio to average net assets of:
Expenses	0.55%	0.56%	0.56%	0.57%	0.55%
Net investment income (loss)	(0.06)%	0.17%	0.25%	0.55%	0.26%
Portfolio turnover rate(e)	105%	78%	105%	108%	84%

(a)	Per share amounts have been adjusted to reflect a three-for-one stock split effective after the close of business on July 14, 2023.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
Source ICE Data Indices, LLC (“ICE Data”), is used with permission. “ICE®” and “Intellidex®“ are trademarks of ICE Data or its affiliates. These trademarks have been licensed, along with the Underlying Index for use by Invesco Capital Management LLC in connection with the Fund. Neither Invesco Capital Management LLC, the Trust, nor the Fund, as applicable, is sponsored, endorsed, sold or promoted by ICE Data, its affiliates or its third-party suppliers (“ICE Data and its Suppliers”). ICE Data and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in the Fund particularly, the Trust or the ability of the Underlying Index to track general stock market performance. ICE Data’s only relationship to Invesco Capital Management LLC is the licensing of certain trademarks and trade names and the Underlying Index or components thereof. The Underlying Index is determined, composed and calculated by ICE Data without regard to Invesco Capital Management LLC or the Fund or its holders. ICE Data has no obligation to take the needs of Invesco Capital Management LLC or the holders of the Fund into consideration in determining, composing or calculating the Underlying Index. ICE Data is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by ICE Data is general in nature and not tailored to the needs of Invesco Capital Management LLC or any other person, entity or group of persons. ICE Data has no obligation or liability in connection with the administration, marketing, or trading of the Fund. ICE Data is not an investment advisor. Inclusion of a security within an index is not a recommendation by ICE Data to buy, sell, or hold such security, nor is it considered to be investment advice.
ICE DATA AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE UNDERLYING INDEX, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). ICE DATA AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE UNDERLYING INDEX AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other
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shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-PSI-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
PHO	Invesco Water Resources ETF	The Nasdaq Stock Market LLC
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco Water Resources ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the Nasdaq OMX US WaterTM Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%

Other Expenses	0.09

Total Annual Fund Operating Expenses	0.59

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$60	$189	$329	$738
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 34% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (“Nasdaq” or the “Index Provider”) compiles the Underlying Index, which seeks to track the performance of companies that are listed on the New York Stock Exchange (“NYSE”), NYSE American, Cboe Exchange (“Cboe”) or The Nasdaq Stock Market®, that create products that conserve and purify water for homes, businesses and industries. The Underlying Index may include common stocks, ordinary shares, American depositary receipts (“ADRs”), shares of beneficial interest and tracking stocks.
As of June 30, 2026, the Underlying Index was comprised of 40 constituents with market capitalizations ranging from $465 million to $78.4 billion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
The Fund is “non-diversified” and therefore is not required to meet certain diversification requirements under the  Investment Company Act of 1940, as amended (the “1940 Act”).
In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of companies engaged in the water industry, and in derivatives and other investments that have economic characteristics similar to securities of companies engaged in the water industry (the “80% investment policy”). For purposes of the 80% investment policy, the Fund considers the components of the Underlying Index to be securities of companies engaged in the water industry.
Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of April 30, 2026, the Fund had significant exposure to the water industry and the industrials sector. The Fund’s portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Thematic Investing Risk. The Fund relies on the Index Provider for the identification of securities for inclusion in the Underlying Index that provide exposure to the environmental themes of water conservation and purification, as set forth in the Underlying Index’s methodology. The Fund’s performance may suffer if such securities are not correctly identified. Performance may also suffer if the securities included in the Underlying Index do not benefit from the development of such themes. Further, there is a risk that information used by the Index Provider to evaluate thematic factors may not be readily available, complete or accurate, which could negatively impact the Index Provider’s ability to apply its standards when compiling the Underlying Index, and which may negatively impact the Fund’s performance. Performance may also be impacted by the inclusion of non-theme-relevant exposures in the Underlying Index.
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Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Water Industry Risk. Companies operating in the water industry can be significantly affected by the availability of water, the level of rainfall and the occurrence of other climatic and environmental events, changes in water consumption and water conservation. Companies in the water industry are subject to environmental considerations, taxes, government regulation, institutional change, and price and supply fluctuations. Furthermore, because the Fund will focus its investments in the water industry, economic downturns and global and domestic events affecting the water industry will have a greater impact on the Fund than would be the case if the Fund’s investments were more diversified. These events may include inflation, an increase in the cost of raw materials and other operating costs, competition from new entrants into the sector, the success of exploration projects, changes in commodity prices, an increase in interest rates, technological advances, changes in consumer sentiment and spending and changes in government spending.
Industrials Sector Risk. Changes in government regulation, world events and economic conditions may adversely affect companies in the industrials sector. In addition, these companies are at risk for environmental and product liability damage claims. Industrial companies also may be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, trade disputes, supply chain and distribution disruptions, cyberattacks, increased competition, depletion of resources, obsolescence due to rapid technological developments and frequent new product introduction, consolidation, excess capacity, consumer preferences and spending trends, overall capital spending levels, business cycle fluctuations, labor relations and changes in the supply of and demand for their specific products or services or for industrials sector products in general.
Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all.
Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of possible seizure, expropriation, nationalization, political or social instability, changes in economic or taxation policies or other adverse political or economic developments (in which the Fund could lose its entire investment in a certain market) and the difficulty of enforcing obligations in other countries, including the possible adoption of foreign governmental restrictions such as exchange controls. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. To the extent the Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns, unless the Fund has hedged its foreign currency exposure. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, may not always be successful. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls, and may therefore be more susceptible to fraud or corruption. There may be less public information
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available about foreign companies than U.S. companies, making it difficult to evaluate those foreign companies.
From time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. government identifies as state sponsors of terrorism or is subject to sanctions.
ADR Risk. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Valuation Time Risk. Because foreign exchanges may be open on days when the Fund does not price its Shares, the value of the non-U.S. securities in the Fund’s portfolio may change on days when investors will not be able to purchase or sell the Fund’s Shares. As a result, trading spreads and the resulting premium or discount on the Fund’s Shares may widen, and, therefore, increase the difference between the market price of the Fund’s Shares and the NAV of such Shares.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser, Invesco Capital Management LLC (the “Adviser”), seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
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Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	-1.46%
Best Quarter	March 31, 2019	20.29%
Worst Quarter	March 31, 2020	-18.65%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	12/6/2005	7.52%	9.18%	13.01%
Return After Taxes on Distributions		7.37	9.06	12.89
Return After Taxes on Distributions and Sale of Fund Shares		4.54	7.25	10.91

Nasdaq OMX US WaterTM Index (reflects no deduction for fees, expenses or taxes)		8.18	9.93	13.75

S&P 500® Index (reflects no deduction for fees, expenses or taxes)		17.88	14.42	14.82

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	June 2007

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	August 2008

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
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The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in securities of companies engaged in the water industry. The Fund considers the components of the Underlying Index to be such investments. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
Nasdaq OMX US WaterTM Index
The Underlying Index is designed to track the performance of U.S. exchange-listed companies that create products that conserve and purify water for homes, businesses, and industries, as determined by SustainableBusiness.com LLC, a third-party service provider.
To be eligible for inclusion in the Underlying Index, a security also must meet the following criteria:
■
the security must be listed on The Nasdaq Stock Market, NYSE, NYSE American or Cboe;
■
the security must have a minimum worldwide market capitalization of $50 million; and
■
the security must have a minimum three-month average daily dollar trading volume of $250,000.
The security types eligible for inclusion in the Underlying Index include common stocks, ordinary shares, ADRs, shares of beneficial interest and tracking stocks. Only one security per issuer is permitted in the Underlying Index. Closed-end funds, ETFs, convertible debentures, limited partnership interests, preferred stocks, rights, warrants, shares of limited liability companies, units and other derivative securities are not eligible for inclusion in the Underlying Index.
The Underlying Index is rebalanced annually after the close of trading on the third Friday in June, using market data through the end of April. Additionally, if at any time during the year other than the rebalancing, a security in the Underlying Index no longer meets the eligibility criteria above, or is otherwise determined to have become ineligible for continued inclusion in the Underlying Index, the security is removed from the Underlying Index and is not replaced.
The Underlying Index is a modified liquidity-weighted index. Each quarter, after the close of trading on the third Friday in March, June, September and December, the Underlying Index is reweighted such that the maximum weight of any Underlying Index constituent may not exceed 8% and no more than five securities may be at that cap. Nasdaq distributes the excess weight of any capped security proportionally across the remaining constituents. If, after redistribution, any of the five highest weighted constituents are weighted below 8%, these securities are not capped. Next, any remaining constituents in excess of 4% are capped at 4% and the excess weight is redistributed proportionally across the remaining constituents. Nasdaq repeats the process, if necessary, to derive the final weights.
The modified liquidity-weighting methodology is applied to the three-month average daily dollar trading volume of each component security as of the close of trading on the last trading day in February, May, August and November.
Nasdaq will reflect changes in the price and/or Underlying Index shares arising from stock dividends and stock splits to the Underlying Index on the evening prior to the effective date of such corporate action. In the case of certain spin-offs or rights issuances, the price of the Underlying Index constituent is adjusted and a corresponding adjustment is made to the constituent shares such that the weight of the Underlying Index constituent does not change as a result of the action.
In the case of a special cash dividend, a determination is made on an individual basis as to whether to make a change to the price of an Underlying Index constituent in accordance with its Index dividend policy. If it is determined that a change will be made, a corresponding adjustment will be made such that the weight of the Underlying Index constituent will not change as a result of the action. Any such change will become effective on the ex-date.
All changes are made after market close and are reflected in the Underlying Index prior to market open the following morning.
The Fund is rebalanced and reweighted in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the
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imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Thematic Investing Risk. The Fund relies on the Index Provider for the identification of securities for inclusion in the Underlying Index that provide exposure to the environmental themes of water conservation and purification, as set forth in the Underlying Index’s methodology. The Fund’s performance may suffer if such securities are not correctly identified. Performance may also suffer if the securities included in the Underlying Index do not benefit from the development of such themes. Further, there is a risk that information used by the Index Provider to evaluate thematic factors may not be readily available, complete or accurate, which could negatively impact the Index Provider’s ability to apply its standards when compiling the Underlying Index, and which may negatively impact the Fund’s performance. Performance may also be impacted by the inclusion of non-theme-relevant exposures in the Underlying Index.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Water Industry Risk. Companies operating in the water industry can be significantly affected by the availability of water, the level of rainfall and the occurrence of other climatic and environmental events, changes in water consumption and water conservation. Companies in the water industry are subject to environmental considerations, taxes, government regulation and the increased cost of compliance, and price and supply fluctuations. Furthermore, because the Fund may focus its investments in the water industry, economic downturns and global and domestic events affecting the water industry will have a greater impact on the Fund than would be the case if the Fund’s investments were more diversified. These events may include inflation, an increase in the cost of raw materials and other operating costs, competition from new entrants into the sector, the success of exploration projects, changes in commodity prices, an increase in interest rates and technological advances and changes in consumer sentiment and spending. There are substantial differences between the water-related, environmental and other regulatory practices and policies in various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. Companies engaged in the water industry can be subject to liability for environmental damage, depletion of resources, conflicts with local communities over water rights and mandated expenditures for safety and pollution control.
Competition between water companies and government regulation of water companies, including regulation of the rates that the companies may charge, both domestically and internationally, may adversely affect the earnings of the companies in which the Fund may invest.
Industrials Sector Risk. Changes in government regulation, world events and economic conditions may adversely affect the companies in the industrials sector. In addition, these companies are at risk for environmental and product liability damage claims. Industrial companies also may be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, supply chain and distribution disruptions, cyberattacks, increased competition, depletion of resources, obsolescence due to rapid technological developments and frequent new product introduction, consolidation, excess capacity, consumer preferences and spending trends, overall capital spending levels, labor relations and changes in the supply of and demand for their specific products or services or for industrials sector products in general. Furthermore, changes in government spending policies, trade restrictions and tariffs as well as broader geopolitical developments could adversely affect industrials companies.
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Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. In addition, investors might seek to trade Fund shares based on their knowledge or understanding of the value of smaller company securities (this is sometimes referred to as “price arbitrage”), which could interfere with the efficient management of the Fund. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all. The relative sizes of companies may change over time as the securities market changes, and the Fund is not required to sell the securities of companies whose market capitalizations have grown or decreased due to market fluctuations.
Foreign Investment Risk. Investments in foreign securities involve risks that are beyond those associated with investments in U.S. securities.
Foreign securities may have relatively low market liquidity and also are subject to the risks of possible seizure, expropriation, nationalization, political or social instability, or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. Each country has different laws specific to that country that impact investment, which may increase the risks to which investors are subject. Country-specific rules or legislation addressing investment-related transactions may inhibit or prevent certain transactions from transpiring in a particular country.
To the extent the Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns, unless the Fund has hedged its foreign currency exposure. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, may not always be successful. Foreign companies generally may be subject to inconsistent and potentially less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls and standards of practice, including recordkeeping standards, and may therefore be more susceptible to fraud or corruption. There may be less public information available about foreign companies than U.S. companies, making it difficult to evaluate those foreign companies.
From time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance. Furthermore, foreign exchanges and broker-dealers generally are subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Fund’s trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades. Depositary receipts also involve substantially identical risks to those associated with investments in foreign securities. Additionally, the issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, have no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
ADR Risk. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.
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Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Valuation Time Risk. Because foreign exchanges may be open on days when the Fund does not price its Shares, the value of the non-U.S. securities in the Fund’s portfolio may change on days when investors are not be able to purchase or sell the Fund’s Shares. As a result, trading spreads and the resulting premium or discount on the Fund’s Shares may widen, and, therefore, increase the difference between the market price of the Fund’s Shares and the NAV of such Shares.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business
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or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to securities of companies engaged in the water industry and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the NYSE is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
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Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative.
The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
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Leverage Risk. To the extent that the Fund borrows money it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Portfolio Size Risk. Pursuant to its methodology, the Underlying Index may be composed of a relatively small number of individual securities. Therefore, in seeking to track the returns of the Underlying Index, the Fund typically will hold a similarly small number of securities. To the extent that a significant portion of the Fund’s total assets is invested in a limited number of securities, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund’s NAV than it would if the Fund invested in a greater number of securities.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
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Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on The Nasdaq Stock Market® LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since June 2007. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2008. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser for its services an annual fee equal to 0.50% of its average daily net assets (the “Advisory Fee”).
The Fund is responsible for all of its own expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to the Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust or the Adviser and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) on behalf of the Fund pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, licensing fees, offering costs (as defined below), brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of its average daily net assets per year (the “Expense Cap”), at least until August 31, 2028.
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The offering costs excluded from the Expense Cap for the Fund are: (a) initial legal fees pertaining to the Shares offered for sale; (b) initial SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.
The Expense Agreement provides that the fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date. This waiver is not subject to recapture.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “PHO.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.
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Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or
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non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the
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passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024	2023	2022
Per Share Operating Performance:
Net asset value at beginning of year	$65.41	$64.22	$52.60	$48.78	$52.18
Net investment income(a)	0.39	0.33	0.34	0.29	0.14
Net realized and unrealized gain (loss) on investments	3.31	1.19	11.62	3.82	(3.41)
Total from investment operations	3.70	1.52	11.96	4.11	(3.27)
Distributions to shareholders from:
Net investment income	(0.39)	(0.33)	(0.34)	(0.29)	(0.13)
Net asset value at end of year	$68.72	$65.41	$64.22	$52.60	$48.78
Market price at end of year(b)	$68.75	$65.39	$64.23	$52.58	$48.78
Net Asset Value Total Return(c)	5.64%	2.36%	22.82%	8.46%	(6.29)%
Market Price Total Return(c)	5.72%	2.32%	22.89%	8.42%	(6.27)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$2,085,783	$2,057,900	$2,060,053	$1,742,190	$1,658,077
Ratio to average net assets of:
Expenses	0.59%	0.59%	0.59%	0.60%	0.59%
Net investment income	0.56%	0.48%	0.59%	0.58%	0.25%
Portfolio turnover rate(d)	34%	25%	39%	32%	29%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
The Fund is not sponsored, endorsed, sold or promoted by Nasdaq or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to the Fund.
The Corporations calculate and maintain the Underlying Index for the Fund.
The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Nasdaq OMX US WaterTM Index to track general stock market performance.
The Corporations’ only relationship to Invesco Capital Management LLC (“Licensee” or the “Adviser”) is in the licensing of the Nasdaq® and Underlying Index, trade/service marks, and certain trade names of the Corporations and the use of the Underlying Index, which is determined, composed and calculated by Nasdaq without regard to the Adviser or the Fund.
Nasdaq has no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating, as applicable, the Underlying Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in
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householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-PHO-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
PBW	Invesco WilderHill Clean Energy ETF	NYSE Arca, Inc.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco WilderHill Clean Energy ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the WilderHill Clean Energy Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%

Other Expenses	0.13

Total Annual Fund Operating Expenses	0.63

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$64	$202	$351	$786
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 65% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, WilderShares, LLC (the “Index Provider”) compiles and maintains the Underlying Index, which is comprised of stocks of publicly traded companies listed on a major exchange in the United States that are engaged in the business of the advancement of cleaner energy and conservation or are important to the development of clean energy. The Underlying Index may include securities of foreign issuers, including issuers located in emerging market countries. Stocks are included in the Underlying Index based on the Index Provider’s evaluation that such companies will substantially benefit from a societal transition toward the use of cleaner energy and conservation.
As of June 30, 2026, the Underlying Index was comprised of 72 constituents with market capitalizations ranging from $66.8 million to $1.6 trillion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the components of the Underlying Index and in derivatives and other investments that have economic characteristics similar to the components of the Underlying Index (the “80% investment policy”).
Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of April 30, 2026, the Fund had significant exposure to the clean energy industry and industrials sector. The Fund’s portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Thematic Investing Risk. The Fund relies on the Index Provider for the identification of securities for inclusion in the Underlying Index that provide exposure to the environmental theme of “clean energy”, as set forth in the Underlying Index’s methodology. The Fund’s performance may suffer if such securities are not correctly identified. Performance may also suffer if the securities included in the Underlying Index do not benefit from the development of such theme. Further, there is a risk that information used by the Index Provider to evaluate thematic factors may not be readily available, complete or accurate, which could negatively impact the Index Provider’s ability to apply its standards when compiling the Underlying Index, and which may negatively impact the Fund’s performance. Performance may also be impacted by the inclusion of non-theme-relevant exposures in the Underlying Index.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund
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will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Clean Energy Industry Risk. The risks of investing in the clean energy industry include the risks of focusing investments in the water, energy and environmental sectors, and adverse developments in these sectors may significantly affect the value of the Shares. Securities of companies in the clean energy industry are subject to swift price and supply fluctuations caused by events relating to international politics, the success of project development and tax and other governmental regulatory policies. Many clean energy companies are involved in the development and commercialization of new technologies, which may be subject to delays resulting from budget constraints, technological difficulties, or public and regulatory opposition. Clean energy companies may be highly dependent on tax incentives and government subsidies, contracts with government entities, and the successful development of new and proprietary technologies. If government subsidies and incentives for clean energy sources are reduced or eliminated, the demand for clean energy may decline and cause corresponding declines in the revenues and profits of these companies. Changes in government policy to no longer focus on clean energy could result in reduced capital investment in this industry. Weak demand for the companies’ products or services or for clean energy products and services in general, may adversely affect the Fund’s performance. Obsolescence of existing technology, short product cycles, intense competition, risks associated with hazardous materials, legislation resulting in more strict government regulations and enforcement policies, seasonal and extreme weather conditions, fluctuations in commodity prices and/or interest rates, changes in exchange rates, falling prices and profits, the supply of, and demand for, oil and gas, the price of oil and gas, competition from new market entrants and general economic conditions can significantly affect the clean energy industry. The clean energy industry is an emerging growth industry, and therefore shares of such companies may be more volatile and, historically, have been more volatile than shares of companies operating in other, more established industries. In addition, certain methods used to value companies involved in the alternative power and power technology sectors, particularly those companies that have not yet traded profitably, have not been in widespread use for a significant period of time. As a result, the use of these valuation methods may serve to increase further the volatility of certain alternative power and power technology company share prices.
Industrials Sector Risk. Changes in government regulation, world events and economic conditions may adversely affect companies in the industrials sector. In addition, these companies are at risk for environmental and product liability damage claims. Industrial companies also may be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, trade disputes, supply chain and distribution disruptions, cyberattacks, increased competition, depletion of resources, obsolescence due to rapid technological developments and frequent new product introduction, consolidation, excess capacity, consumer preferences and spending trends, overall capital spending levels, business cycle fluctuations, labor relations and changes in the supply of and demand for their specific products or services or for industrials sector products in general.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all.
Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of possible seizure, expropriation, nationalization, political or social instability, changes in economic or taxation policies or other adverse political or economic developments (in which the Fund could lose its entire investment in a certain market) and the difficulty of enforcing obligations in other countries, including the possible adoption of foreign governmental restrictions such as exchange controls. Investments in foreign securities
2

also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. To the extent the Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns, unless the Fund has hedged its foreign currency exposure. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, may not always be successful. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls, and may therefore be more susceptible to fraud or corruption. There may be less public information available about foreign companies than U.S. companies, making it difficult to evaluate those foreign companies.
From time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. government identifies as state sponsors of terrorism or is subject to sanctions.
Emerging Markets Investment Risk. Investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Emerging markets usually are subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably, and the ability to bring and enforce actions, or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information. In addition, lack of relevant data and reliable public information, including financial information, about securities in emerging markets may contribute to incorrect weightings and data and computational errors when the Index Provider selects securities for inclusion in the Underlying Index or rebalances the Underlying Index.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial
3

trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser, Invesco Capital Management LLC (the “Adviser”), seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	28.57%
Best Quarter	December 31, 2020	70.39%
Worst Quarter	June 30, 2022	-29.33%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	3/3/2005	53.83%	-19.76%	4.63%
Return After Taxes on Distributions		53.31	-20.49	3.83
Return After Taxes on Distributions and Sale of Fund Shares		31.86	-13.41	3.37

WilderHill Clean Energy Index (reflects no deduction for fees, expenses or taxes)		53.00	-21.16	3.19

Russell 3000® Index (reflects no deduction for fees, expenses or taxes)		17.15	13.15	14.29

Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)		13.01	3.18	9.57

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	June 2007

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	August 2008

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
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Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in the components of the Underlying Index. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
WilderHill Clean Energy Index
The Underlying Index includes companies that have a significant exposure to clean energy or contribute to the advancement of clean energy, including those developing and selling energy technologies and energy management services designed to address efficiency and environmental challenges as well as changes in fossil fuel resource abundance. Trends affecting adoption of clean energy technologies include (but are not limited to) conventional air pollution, carbon dioxide and other greenhouse gas pollution leading to global warming, and risks to centralized grid or other energy infrastructure.
There is a strong bias in favor of pure play companies focused on technologies in (i) renewable energy, including solar and wind power; (ii) improving energy efficiency; (iii) advanced energy storage; (iv) cleaner fuels and biofuels; or (v) innovative power delivery, materials, energy conversion (including fuel cells), and related industries. Companies in emerging clean energy fields, such as hydroelectric, geothermal, wave, tidal, and others, will be considered with respect to carbon content, impact upon marine and terrestrial biodiversity, and the degree to which they advance or reflect the clean energy sector.
Strictly in accordance with its guidelines and mandated procedures, the Underlying Index generally includes companies focused on the following areas:
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Renewable Energy Supplies-Harvesting. These are the producers of energy that is renewably-made, or manufacturers relevant to green energy such as the makers of turbines and rotors used for wind power, makers of solar photovoltaic panels and suppliers of clean energy systems, and the makers of biofuels derived from renewable vegetable crops, as examples. These renewable methods supply desired electrical power directly where needed—or this “green” power could be stored as a clean fuel, like hydrogen.
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Energy Storage. This wide-ranging category includes advanced batteries and materials that hold energy in familiar and novel ways, flywheels that make use of momentum and spinning at high speeds to store energy, supercapacitors that build and then release large amounts of power very quickly, and storage by compression, hydrides or other means.
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Cleaner Fuels. This category includes various liquid, solid and other biofuels derived from renewable sources or crops; for instance, cellulosic, sugar, algae, or other feedstock in ethanol, biobutanol or biogasoline, as well as biomass and waste to energy.
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Energy Conversion. These are the devices that convert an assortment of power, or fuels or other inputs such as unmodulated electricity and gasoline/diesel, into electrical, motive, lighting or other power/force wherever needed. This could include complex whole conversion systems producing useful work, such as electrical vehicles and plug in hybrids, or more singularly separate items, like LEDs, and the inverters, advanced motors and materials for conversion to an intended electrical, mechanical power.
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Greener Utilities. Such utilities include those that seek cleaner methods of making electric power including wind, solar, biogas, geothermal, hydro and others that can seek to prevent pollution. Nuclear power generation is excluded.
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Power Delivery and Conservation. These are the electronics and other items needed to improve efficiency and energy conservation, as well as capital equipment for production or manufacture of clean energy
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systems. This sector can include inverters and equipment for power conditioning, and in transport, power management for hybrid, hydrogen and fuel cell vehicles.
For a stock to be included in the selection universe, the Index Provider must identify a company as one that has a significant exposure to clean energy, or contributes to the advancement of clean energy or is important to the development of clean energy. The Underlying Index generally includes companies that (i) help prevent pollutants such as carbon dioxide, nitrous oxide, sulfur oxide or particulates and avoid carbon or contaminants that harm oceans, land, air or ecosystems structure, (ii) work to further renewable energy efforts and do so in ecologically and economically sensible ways and (iii) incorporate the precautionary principles into their pollution prevention and clean energy efforts. Similarly, companies in the Underlying Index generally will not have their majority interests in oil or coal. Large companies with interests outside clean energy may be included if they are significant to this sector.
To be eligible for the Underlying Index, a stock must:
(a) have a three-month average market capitalization of at least $50 million;
(b) have a three-month average closing price above $1.00;
(c) be listed on a major U.S. exchange; and
(d) reach the minimum average daily liquidity requirements for sufficient trade volume as determined by the Index Provider and its calculation agent.
The Underlying Index uses a modified equal dollar weighting methodology. No single stock may exceed 4% of the total weight of the Underlying Index at the quarterly rebalancing. Components with a market capitalization of less than $200 million are weighted at rebalance to one-half of one percent (0.50%). The remaining components in each sector are equally weighted by using the sector weightings minus the sum of the weights of less than $200 million in market capitalization.
The Underlying Index is rebalanced quarterly, with announcements occurring after close on the sixth business day preceding the last business day of the month in March, June, September, and December. The Fund is rebalanced in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Thematic Investing Risk. The Fund relies on the Index Provider for the identification of securities for inclusion in the Underlying Index that provide exposure to the environmental theme of “clean energy”, as set forth in the Underlying Index’s methodology. The Fund’s performance may suffer if such securities are not correctly identified. Performance may also suffer if the securities included in the Underlying Index do not benefit from the development of such theme. Further, there is a risk that information used by the Index Provider to evaluate thematic factors may not be readily available, complete or accurate, which could negatively impact the Index Provider’s ability to apply its standards when compiling the Underlying Index, and which may negatively impact the Fund’s performance. Performance may also be impacted by the inclusion of non-theme-relevant exposures in the Underlying Index.
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Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Clean Energy Industry Risk. The clean energy industry can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions. Further, the clean energy industry can be significantly affected by intense competition and legislation. The clean energy industry can be significantly affected by fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations. Many clean energy companies are involved in the development and commercialization of new technologies, which may be subject to delays resulting from budget constraints, technological difficulties, or public and regulatory opposition. Clean energy companies may be highly dependent on tax incentives and government subsidies, contracts with government entities, and the successful development of new and proprietary technologies. If government subsidies and incentives for clean energy sources are reduced or eliminated, the demand for clean energy may decline and cause corresponding declines in the revenues and profits of these companies. Changes in government policy to no longer focus on clean energy could result in reduced capital investment in this industry. The clean energy industry also can be significantly affected by intense competition, risks associated with hazardous materials, legislation resulting in more strict government regulations and enforcement policies, seasonal and extreme weather conditions, fluctuations in commodity prices and/or interest rates, changes in exchange rates, the supply of, and demand for, specific products or services, the supply of, and demand for, oil and gas, the price of oil and gas, production spending, government regulation, world events and economic conditions.
Securities of the companies involved in this industry have been significantly more volatile than securities of companies operating in other, more established industries. Certain valuation methods currently used to value companies involved in the alternative power and power technology sectors, particularly those companies that have not yet traded profitably, have not been in widespread use for a significant period of time. As a result, the use of these valuation methods may serve to increase further the volatility of certain alternative power and power technology company share prices.
This industry is relatively nascent and under-researched in comparison to more established and mature industries and should therefore be regarded as having greater investment risk. Changes in U.S., European and other governments’ policies towards alternative power and power technology also may have an adverse effect on the Fund’s performance.
The Fund may invest in the shares of companies with a limited operating history, some of which may have never traded profitably. Investing in young companies with a short operating history generally is riskier than investing in companies with a longer operating history.
The price of crude oil, natural gas, electricity produced from traditional hydro power and that generated from nuclear power and possibly other as yet undiscovered energy sources could potentially have a negative impact on the competitiveness of renewable energies.
Industrials Sector Risk. Changes in government regulation, world events and economic conditions may adversely affect the companies in the industrials sector. In addition, these companies are at risk for environmental and product liability damage claims. Industrial companies also may be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, supply chain and distribution disruptions, cyberattacks, increased competition, depletion of resources, obsolescence due to rapid technological developments and frequent new product introduction, consolidation, excess capacity, consumer preferences and spending trends, overall capital spending levels, labor relations and changes in the supply of and demand for their specific products or services or for industrials sector products in general. Furthermore, changes in government spending policies, trade restrictions and tariffs as well as broader geopolitical developments could adversely affect industrials companies.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited
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product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. In addition, investors might seek to trade Fund shares based on their knowledge or understanding of the value of smaller company securities (this is sometimes referred to as “price arbitrage”), which could interfere with the efficient management of the Fund. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all. The relative sizes of companies may change over time as the securities market changes, and the Fund is not required to sell the securities of companies whose market capitalizations have grown or decreased due to market fluctuations.
Foreign and Emerging Markets Investment Risk. Investments in foreign securities involve risks that are beyond those associated with investments in U.S. securities, and investments in securities of issuers in emerging market countries involve risks not often associated with investments in securities of issuers in developed countries. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign and emerging market securities. Foreign and emerging markets may have greater concentration in a few industries, resulting in greater vulnerability to regional and global trade conditions. Emerging market countries may also have higher rates of inflation or deflation and more rapid and extreme fluctuations in inflation rates and greater sensitivity to interest rate changes. Issuers in emerging markets also may have relatively low market liquidity, decreased publicly available and less reliable information, and inconsistent and less stringent regulatory, disclosure, accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to issuers in more developed markets. As a result, the nature and quality of such information may vary. The ability to conduct adequate due diligence in emerging markets may be limited. In addition, certain emerging market countries may impose material limitations on Public Company Accounting Oversight Board (“PCAOB”) inspection, investigation and enforcement capabilities which can hinder the PCAOB’s ability to engage in independent oversight or inspection of accounting firms located in or operating in certain emerging markets. There is no guarantee that the quality of financial reporting or the audits conducted by audit firms of emerging market issuers meet PCAOB standards.
Foreign and emerging market securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign and emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. Emerging markets are subject to greater market volatility, lower trading volume, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. The ability to bring and enforce actions in emerging market countries, or to obtain information needed to pursue or enforce such actions, may be limited, and shareholder claims may be difficult or impossible to pursue. In addition, the taxation systems at the federal, regional and local levels in emerging market countries may be less transparent and inconsistently enforced, and subject to sudden change. Emerging market countries may have a higher degree of corruption and fraud than developed market countries, as well as counterparties and financial institutions with less financial sophistication, creditworthiness and/or resources. Investments in emerging market securities may also be subject to delays in settlement procedures, unexpected market closures, and lack of timely information. Lack of relevant data and reliable public information, including financial information, about securities in emerging markets may contribute to incorrect weightings and data and computational errors when the Index Provider selects securities for inclusion in the Underlying Index or rebalances the Underlying Index.
Each country has different laws specific to that country that impact investments, which may increase the risks to which investors are subject. Country-specific rules or legislation addressing investment-related transactions may inhibit or prevent certain transactions from transpiring in a particular country.
From time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance.
Furthermore, foreign exchanges and broker-dealers generally are subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades. Depositary receipts also involve substantially identical risks to those associated with investments in foreign securities. Additionally, the issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, have no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities
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exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and
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procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to the components of the Underlying Index and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
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Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other
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countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.
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Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since June 2007. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2008. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser for its services an annual fee equal to 0.50% of its average daily net assets (the “Advisory Fee”).
The Fund is responsible for all of its own expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to the Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust or the Adviser and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) on behalf of the Fund pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, licensing fees, offering costs (as defined below), brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of its average daily net assets per year (the “Expense Cap”), at least until August 31, 2028.
The offering costs excluded from the Expense Cap for the Fund are: (a) initial legal fees pertaining to the Shares offered for sale; (b) initial SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.
The Expense Agreement provides that the fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date. This waiver is not subject to recapture.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “PBW.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
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Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for
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personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024	2023	2022
Per Share Operating Performance:
Net asset value at beginning of year	$15.60	$20.35	$35.43	$50.99	$87.86
Net investment income(a)	0.04	0.31	0.81	1.77	0.93
Net realized and unrealized gain (loss) on investments	22.84	(4.64)(b)	(15.10)	(15.53)	(36.46)
Total from investment operations	22.88	(4.33)	(14.29)	(13.76)	(35.53)
Distributions to shareholders from:
Net investment income	(0.27)	(0.42)	(0.79)	(1.80)	(1.34)
Net asset value at end of year	$38.21	$15.60	$20.35	$35.43	$50.99
Market price at end of year(c)	$38.19	$15.58	$20.34	$35.41	$50.92
Net Asset Value Total Return(d)	147.28%	(21.73)%(b)	(41.06)%	(27.59)%	(40.88)%
Market Price Total Return(d)	147.47%	(21.79)%(b)	(41.06)%	(27.52)%	(40.86)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$450,374	$220,825	$301,723	$650,834	$1,070,268
Ratio to average net assets of:
Expenses	0.63%	0.64%	0.65%	0.66%	0.62%
Net investment income	0.15%	1.58%	2.64%	3.78%	1.23%
Portfolio turnover rate(e)	65%	62%	53%	55%	60%

(a)	Based on average shares outstanding.
(b)
Includes litigation proceeds received during the period. Had these litigation proceeds not been received, Net realized and unrealized gain (loss) on investments per share would have been $(4.70).
Total returns would have been lower.

(c)	The mean between the last bid and ask prices.
(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
The WilderHill Clean Energy Index is a trademark of WilderShares. The Underlying Index has been licensed for use for certain purposes by the Adviser.
The Fund is not sponsored, endorsed, sold or promoted by WilderShares, and the Index Provider does not make any representation regarding the advisability of investing in Shares of the Fund.
THE INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE DISTRIBUTOR, THE ADVISER, THE TRUST OR OWNERS OF SHARES, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. THE INDEX PROVIDER MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN, BY THE FUND, THE TRUST OR THE SHARES. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX PROVIDER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN, BY THE FUND, THE TRUST OR THE SHARES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual
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Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-PBW-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
CZA	Invesco Zacks Mid-Cap ETF	NYSE Arca, Inc.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco Zacks Mid-Cap ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the Zacks Mid-Cap Core Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%

Other Expenses	0.19

Total Annual Fund Operating Expenses	0.69

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$70	$221	$384	$858
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 140% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, Zacks Investment Research, Inc. (“Zacks” or the “Index Provider”) compiles and maintains the Underlying Index, which is comprised of 100 securities that Zacks selects from a universe of mid-capitalization securities including common stocks, master limited partnerships (“MLPs”), ADRs, real estate investment trusts (“REITs”) and business development companies (“BDCs”). The depositary receipts included in the Underlying Index may be sponsored or unsponsored. Zacks seeks to identify companies with potentially superior risk-return profiles by using a proprietary strategy that evaluates stocks on multiple factors, including their long-term earnings growth rate, price-earnings ratio (“P/E ratio”) and short interest.
The Fund may invest directly in one or more underlying securities represented by depositary receipts included in the Underlying Index under the following limited circumstances: (a) when market conditions result in the underlying security providing improved liquidity relative to the depositary receipt; (b) when a depositary receipt is trading at a significantly different price than its underlying security; or (c) the timing of trade executions is improved due to the local market in which an underlying security is traded being open at different times than the market in which the security’s corresponding depositary receipt is traded.
As of June 30, 2026, the Underlying Index was comprised of 101 constituents with market capitalizations ranging from $5.2 billion to $59.4 billion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the components of the Underlying Index and in derivatives and other investments that have economic characteristics similar to the components of the Underlying Index (the “80% investment policy”).
Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.As of April 30, 2026, the Fund had significant exposure to the financials sector. The Fund's portfolio, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies typically involves greater risk than is associated with investing in securities of larger, more established companies. Mid-capitalization companies’ securities may be more volatile and less liquid than those of larger, more established companies and may have returns that vary, sometimes significantly, from the overall securities market. Mid-capitalization companies may have less experienced
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management, more limited product and market diversification, and fewer financial resources compared to larger capitalization companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Master Limited Partnership Risk. An MLP is an entity that is classified as a partnership under the Internal Revenue Code of 1986, as amended (the “Code”), and whose partnership interests or “units” are traded on securities exchanges like shares of corporate stock. Investments in MLP units are subject to certain risks inherent in a partnership structure, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights and (iv) conflicts of interest between the general partner or managing member and its affiliates and the limited partners or members. Securities issued by MLPs may experience limited trading volumes and may be relatively illiquid or volatile at times. As partnerships, MLPs may be subject to less regulation (and less protection for investors) than corporations under state laws, and may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors.
ADR Risk. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.
REIT Risk. REITs are pooled investment vehicles that trade like stocks and invest substantially all of their assets in real estate, and may qualify for special tax considerations. REITs are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. Further, failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the REIT’s shareholders. In addition, REITs may have expenses, including advisory and administration expenses, and REIT shareholders will incur a proportionate share of the underlying expenses.
Investments in BDCs Risk. The 1940 Act imposes certain restraints upon the operations of a BDC. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. Additionally, a BDC may incur indebtedness only in amounts such that the BDC’s asset coverage equals at least 200% after such incurrence. These limitations on asset mix and leverage may prohibit the way that the BDC raises capital. BDCs generally invest in less mature private companies, which involve greater risk than well established, publicly-traded companies.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Financials Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financials sector. Financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Changes in interest rates can have a disproportionate effect on the financials sector, and financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector. Financial services companies have also been affected by increased competition, which could adversely affect the profitability or viability of such companies.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be
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produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize the realization of capital gains to the extent possible.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser, Invesco Capital Management LLC (the “Adviser”), seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
The Fund is the successor to the investment performance of the Guggenheim Mid-Cap Core ETF (the “Predecessor Fund”) as a result of the reorganization of the Predecessor Fund into the Fund, which was consummated after the close of business on April 6, 2018. Accordingly, the performance information shown below for periods ending on or prior to April 6, 2018 is that of the Predecessor Fund.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	10.66%
Best Quarter	December 31, 2020	17.24%
Worst Quarter	March 31, 2020	-31.74%
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Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	4/2/2007	8.16%	9.25%	10.27%
Return After Taxes on Distributions		7.73	8.90	9.84
Return After Taxes on Distributions and Sale of Fund Shares		5.07	7.28	8.35

Zacks Mid-Cap Core Index (reflects no deduction for fees, expenses or taxes)		8.97	10.04	11.06

Russell 3000® Index (reflects no deduction for fees, expenses or taxes)		17.15	13.15	14.29

Russell Midcap® Index (reflects no deduction for fees, expenses or taxes)		10.60	8.67	11.01

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	April 2018

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	April 2018

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of
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their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in the components of the Underlying Index. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
Zacks Mid-Cap Core Index
The Underlying Index’s selection methodology is designed to identify securities with potentially superior risk-return profiles by using a proprietary strategy that evaluates stocks on multiple factors, including their long-term earnings growth rate, P/E ratio and short interest. The Underlying Index seeks to select a group of securities with the potential to outperform indices such as the S&P MidCap 400 Index and other benchmark indices on a risk-adjusted basis.
The Underlying Index constituent selection methodology utilizes multi-factor proprietary selection rules to identify those securities that offer the greatest potential from a risk/return perspective while maintaining industry diversification. The approach is specifically designed to enhance investment applications and investability.
Underlying Index components are selected based on the following criteria:
1. Potential Underlying Index constituents include all common stocks, ADRs, REITs, MLPs and BDCs listed on major domestic exchanges. The universe is limited to the mid-capitalization universe as defined by Zacks, which consists of those securities that rank between the 7th percentile and 25th percentile (which as of June 30, 2026 translated to a market capitalization range from approximately $5.2 billion to $59.4 billion). All Canadian stocks are excluded.
2. The potential constituents are ranked according to the Underlying Index's proprietary ranking system. The ranking methodology primarily utilizes (a) valuation measures (such as P/E ratio), (b) liquidity, (c) earnings growth estimates, and (d) contrarian market indicators to target stocks with potentially superior risk-return profiles while maintaining industry diversification.
The Underlying Index is composed of the 100 highest-ranking securities. The constituents are weighted based on relative market capitalization. The Underlying Index is rebalanced quarterly on the second business day after the last trading day in March, June, September and December. The Fund is rebalanced in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Securities of mid-capitalization companies tend to be more vulnerable to changing market conditions and may have more limited product lines and markets, less experienced management and fewer financial resources than larger
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companies. These companies’ securities may be more volatile and thinly traded (that is, less liquid) than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market.
Often, mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions. In addition, mid-capitalization companies are typically less financially stable than larger, more established companies, and they may depend on a small number of essential personnel, making them more vulnerable to loss of personnel. Mid-capitalization companies also normally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments concerning their products. As such, mid-capitalization companies typically are more likely to be adversely affected than large-capitalization companies by changes in earnings results, business prospects, investor expectations or poor economic or market conditions.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Master Limited Partnership Risk. Investments in MLPs present additional risks when compared to investments in common stocks. MLPs are subject to certain risks inherent in the structure of MLPs, including tax risks, limited control and voting rights and potential conflicts of interest between the MLP and the MLP’s members, limited partners and general partner. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. For example, MLPs in energy-related industries are subject to fluctuations in the prices of commodities, a significant decrease in the production of or a sustained decline in demand for energy commodities, and construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. Furthermore, as partnerships, MLPs may be subject to less regulation (and less protection for investors) under state laws than corporations. Securities issued by MLPs also may experience limited trading volumes and, thus, may be relatively illiquid or volatile at times.
MLPs are generally not subject to tax at the partnership level, subject to the application of certain partnership audit rules. Rather, each partner is allocated a share of the MLP’s income, gains, losses, deductions, and expenses. A change in current tax law, or a change in the underlying business of a given MLP could result in the MLP being treated as a corporation for U.S. federal tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. Such treatment also would have the effect of reducing the amount of cash available for distribution by the affected MLP. Thus, if any MLP owned by the Fund were treated as a corporation for U.S. federal tax purposes, such treatment could result in a reduction in the value of the Fund’s investment in such MLP.
ADR Risk. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.
Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.
REIT Risk. The REITs in which the Fund may invest will be subject to risks inherent in the direct ownership of real estate. These risks include, among others: fluctuations in the value of the underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; changes in the availability, cost and terms of mortgage funds; increased competition, property taxes, capital expenditures, or operating expenses; and other occurrences, including the impact of changes in environmental laws that may affect the real estate industry. A REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, or the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The value of a REIT can depend on the structure of and cash flow generated by the REIT. In addition, like mutual funds, REITs have expenses, including advisory and administration fees, that their shareholders pay. As a result, an investor may absorb duplicate levels of fees when the Fund invests in REITs. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing the return to the Fund on its investment in such company. Mortgage REITs lend money to developers and owners of properties and invest primarily in mortgages and similar real estate interests. Mortgage REITs receive interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend funds. Credit risk is the risk that the borrower will not be able to make interest and principal payments on the
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loan to the REIT when they are due. Mortgage REITs also are subject to the risk that the value of mortgaged properties may be less than the amounts owed on the properties. If a mortgage REIT is required to foreclose on a borrower, the amount recovered in connection with the foreclosure may be less than the amount owed to the mortgage REIT. Mortgage REITs are subject to significant interest rate risk. During periods when interest rates are declining, mortgages are often refinanced or prepaid. Refinancing or prepayment of mortgages may reduce the yield of mortgage REITs. When interest rates decline, however, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In addition, rising interest rates generally increase the costs of obtaining financing, which could cause the value of a mortgage REIT’s investments to decline. A REIT’s investment in adjustable rate obligations may react differently to interest rate changes than an investment in fixed rate obligations. As interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

    Mortgage REITs typically use leverage (and in many cases, may be highly leveraged), which increases investment risk and could adversely affect a REIT’s operations and market value in periods of rising interest rates, increased interest rate volatility, downturns in the economy and reductions in the availability of financing or deterioration in the conditions of the REIT’s mortgage-related assets.
Recently, commercial real estate foreclosures have notably increased due to sustained higher interest rates and the marked prevalence of remote work arrangements in the wake of the COVID-19 pandemic, which has resulted in a waning demand for commercial office space. These developments may also adversely affect the price at which companies can sell real estate, because purchasers may not be able to obtain financing on attractive terms or at all. These developments affecting the real estate industry could adversely affect the real estate companies in which the Fund invests.
Investments in BDCs Risk. There are certain risks inherent in investing in BDCs, whose principal business is to invest in and lend capital to privately held companies. The 1940 Act imposes certain restraints upon the operations of a BDC. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision. With investments in debt instruments, there is a risk that the issuer may default on its payments or declare bankruptcy. Additionally, a BDC may incur indebtedness only in amounts such that the BDC’s asset coverage equals at least 200% after such incurrence. These limitations on asset mix and leverage may prohibit the way that the BDC raises capital. BDCs generally invest in less mature private companies, which involve greater risk than well-established, publicly-traded companies.
Investments made by BDCs generally are subject to legal and other restrictions on resale and otherwise are less liquid than publicly traded securities. The illiquidity of these investments may make it difficult to sell such investments if the need arises, and if there is a need for a BDC in which the Fund invests to liquidate its portfolio quickly, it may realize a loss on its investments. BDCs may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be disproportionately impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment, which tends to increase volatility and result in higher risk. Since
BDCs rely on access to short-term money markets, longer-term capital markets and the bank markets as a significant source of liquidity, to the extent that BDCs are not able to access capital at competitive rates, their ability to implement certain financial strategies will be negatively impacted. Market disruptions, including a downturn in capital markets in general, or a downgrade of the credit rating of a BDC held by the Fund may increase the cost of borrowing to that company, thereby adversely impacting the Fund’s returns. Credit downgrades also may result in requirements on a company to provide additional support in the form of letters of credit or cash or other collateral to various counterparties.
Since many of the assets of BDCs do not have readily ascertainable market values, such assets are most often recorded at fair value, in good faith, in accordance with valuation procedures adopted by such companies. Such determination requires that judgment be applied to the specific facts and circumstances. Due to the absence of a readily ascertainable market value, and because of the inherent uncertainty of fair valuation, fair value of a BDC’s investments may differ significantly from the values that would be reflected if the securities were traded in an established market, potentially resulting in material differences between a BDC’s NAV per share and its market value.
Investment advisers to BDCs may be entitled to compensation based on the BDC’s performance, which may result in riskier or more speculative investments in an effort to maximize incentive compensation and higher fees. In addition, to the extent that the Fund invests a portion of its assets in BDCs, a shareholder in the Fund not only will bear his or her proportionate share of the expenses of the Fund, but also will bear indirectly the expenses of the BDCs.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry, competition for resources, adverse labor relations, political or world events, obsolescence of technologies, and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Financials Sector Risk. Financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Changes in interest rates can have a disproportionate effect on the financials sector, and financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector. Financial services companies have also been affected by increased competition, which could adversely affect the profitability or viability of such companies. In addition, the financials sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions.
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Global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region may adversely affect issuers in another country or region, which may adversely affect securities held by the Fund. These circumstances have also decreased liquidity in some markets and may continue to do so. Deterioration of credit markets can have an adverse impact on a broad range of financial markets, and thereby cause certain financial services companies to incur large losses. Certain financial services companies have experienced a decline in the valuation of their assets and even ceased operations.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index, which may result in a high portfolio turnover rate. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize the realization of capital gains to the extent possible.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of
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APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to the components of the Underlying Index and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction
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costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the
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Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to
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trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since April 2018. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since April 2018. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser for its services an annual fee equal to 0.50% of its average daily net assets (the “Advisory Fee”).
The Fund is responsible for all of its own expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to the Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust or the Adviser and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) on behalf of the Fund pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, licensing fees, offering costs (as defined below), brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of its average daily net assets per year (the “Expense Cap”), at least until August 31, 2028.
The offering costs excluded from the Expense Cap for the Fund are: (a) initial legal fees pertaining to the Shares offered for sale; (b) initial SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.
The Expense Agreement provides that the fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the
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time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date. This waiver is not subject to recapture.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “CZA.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid annually by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Code and to avoid a federal excise tax imposed on regulated investment companies.
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Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or
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similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Additional Considerations for Investments in Real Estate Securities
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Because of “noncash” expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn the Fund, may distribute this excess cash. Such a distribution is classified as a return of capital. Return of capital distributions generally are not taxable to you. Your cost basis in your Shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.
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Dividends paid to shareholders from the Fund’s investments in U.S. REITs generally will not qualify for taxation at long-term capital gain rates applicable to qualified dividend income.
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The Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Fund realizes excess inclusion income in excess of certain threshold amounts.
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Under the Tax Cuts and Jobs Act, “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. The Fund may choose to report the special character of “qualified REIT dividends” to a shareholder, provided both the Fund and the shareholder meet certain holding period requirements with respect to their shares.
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The Fund’s foreign shareholders should see the SAI for a discussion of the risks and special tax consequences to them from a sale of a U.S. real property interest by a REIT in which the Fund invests.
Additional Considerations for Investments in Partnerships
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Taxes, penalties, and interest associated with an audit of a partnership generally are required to be assessed and collected at the partnership level. Therefore, an adverse federal income tax audit of a partnership that the Fund invests in (including MLPs taxed as partnerships) could result in the Fund being required to pay federal income tax. The Fund may have little input in any audit asserted against a partnership and may be contractually or legally obligated to make payments in regard to deficiencies asserted without the ability to put forward an independent defense. Accordingly, even if a partnership in which the Fund invests were to remain classified as a partnership (instead of as a corporation), it could be required to pay additional taxes, interest and penalties as a result of an audit adjustment, and the Fund, as a direct or indirect partner of such partnership, could be required to bear the economic burden of those taxes, interest and penalties, which would reduce the value of Shares.
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Under the Tax Cuts and Jobs Act “qualified publicly traded partnership income” is treated as eligible for a 20% deduction by noncorporate taxpayers. The legislation does not contain a provision permitting a RIC, such as the Fund, to pass the special character of this income through to its shareholders. It is uncertain whether a future technical corrections bill or regulations issued by the IRS will address this issue to enable the Fund to pass through the special character of “qualified publicly traded partnership income” to its shareholders.
■
Some amounts received by the Fund from the MLPs in which it invests likely will be treated as returns of capital to the Fund because of accelerated deductions available to the MLPs. The receipt of returns of capital from the MLPs in which the Fund invests could cause some or all of the Fund’s distributions to be classified as a return of capital. Return of capital distributions generally are not taxable to you. Your cost basis in your Shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of
15

business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024	2023	2022
Per Share Operating Performance:
Net asset value at beginning of year	$100.79	$96.66	$86.48	$89.72	$88.94
Net investment income(a)	1.20	1.33	1.39	1.06	1.06
Net realized and unrealized gain (loss) on investments	16.75	4.12	10.07	(2.78)	0.57
Total from investment operations	17.95	5.45	11.46	(1.72)	1.63
Distributions to shareholders from:
Net investment income	(1.73)	(1.32)	(1.28)	(1.52)	(0.85)
Net asset value at end of year	$117.01	$100.79	$96.66	$86.48	$89.72
Market price at end of year(b)	$117.01	$100.74	$96.66	$86.48	$89.97
Net Asset Value Total Return(c)	17.89%	5.60%	13.31%	(1.93)%	1.82%
Market Price Total Return(c)	17.95%	5.55%	13.31%	(2.20)%	2.12%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$186,045	$179,406	$193,319	$198,895	$211,735
Ratio to average net assets of:
Expenses	0.69%	0.69%	0.69%	0.72%	0.74%
Net investment income	1.09%	1.28%	1.54%	1.20%	1.16%
Portfolio turnover rate(d)	140%	112%	118%	122%	121%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
The only relationship that Zacks has with the Adviser or Distributor of the Fund in connection with the Fund is certain Zacks trademarks, indexes and trade names and that Zacks has licensed certain of its intellectual property to the Adviser, including the determination of the component stocks of the Zacks Mid-Cap Core Index and the name of the Zacks Mid-Cap Core Index. The Zacks Mid-Cap Core Index is selected and calculated without regard to the Adviser, Distributor or owners of the Fund. Zacks has no obligation to take the specific needs of the Adviser, Distributor or owners of the Fund into consideration in the determination and calculation of the Zacks Mid-Cap Core Index. Zacks is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the asset value of the Fund. Zacks does not have any obligation or liability in connection with the administration, marketing or trading of the Fund.
The Fund is not sponsored, endorsed, sold or promoted by Zacks. Zacks makes no representation or warranty, express or implied, regarding the advisability of investing in securities generally or in the Fund particularly or the ability of Zacks Mid-Cap Core Index (the “Underlying Index”) to track generally market performance. Zack’s only relationship to the Adviser is the licensing of the Underlying Index which is determined, composed and calculated by Zacks without regard to the Adviser or the Fund. Zacks has no obligation to take the needs of the Adviser or other owners of the Fund into consideration in determining, composing or calculating the Underlying Index. Zacks shall not be liable to any person for any error in the Underlying Index nor shall it be under any obligation to advise any person of any error therein.
ZACKS SHALL NOT HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS RELATED TO THE FUND OR ZACKS MID-CAP CORE INDEX. ZACKS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, DISTRIBUTOR OR OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ZACKS MID-CAP-CORE INDEX OR ANY DATA INCLUDED THEREIN. ZACKS DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE,WITH RESPECT TO THE FUND OR TO ZACKS MID-CAP CORE INDEX OR TO ANY DATA INCLUDED THEREIN.WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ZACKS BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES WHICH MAY BE INCURRED OR EXPERIENCED ON ACCOUNT OF ENTERING INTO OR RELYING ON THIS AGEEMENT, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is
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available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-CZA-PRO-1	800.983.0903 @InvescoUS

Prospectus
August 28, 2026

Invesco Exchange-Traded Fund Trust
CVY	Invesco Zacks Multi-Asset Income ETF	NYSE Arca, Inc.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco Zacks Multi-Asset Income ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the Zacks Multi-Asset Income Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%

Other Expenses	0.23

Acquired Fund Fees and Expenses[1]	0.42

Total Annual Fund Operating Expenses	1.15

1
Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies. These expenses are based on the total expense ratio of the underlying funds disclosed in each underlying fund’s most recent shareholder report. Please note that the amount of “Total Annual Fund Operating Expenses” shown in the above table may differ from the ratio of expenses to average net assets included in the “Financial Highlights” section of this prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$117	$365	$633	$1,398
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 159% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an index fund that seeks to track the investment results of the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, Zacks Investment Research, Inc. (“Zacks” or the “Index Provider”) compiles and maintains the Underlying Index, which is comprised of securities that Zacks selects from a universe of domestic and international companies listed on major U.S. exchanges. Zacks seeks to identify companies with potentially high income and superior risk-return profiles by using a proprietary strategy that evaluates stocks on multiple factors, including dividend yield and risk adjusted return. The securities comprising the Underlying Index include stocks of large, medium, and small-sized companies and may include U.S. listed common stocks paying dividends, ADRs, real estate investment trusts (“REITs”), master limited partnerships (“MLPs”), closed-end funds and traditional preferred stocks.
The Fund may invest directly in one or more underlying securities represented by depositary receipts included in the Underlying Index under the following limited circumstances: (a) when market conditions result in the underlying security providing improved liquidity relative to the depositary receipt; (b) when a depositary receipt is trading at a significantly different price than its underlying security; or (c) the timing of trade executions is improved due to the local market in which an underlying security is traded being open at different times than the market in which the security’s corresponding depositary receipt is traded.
As of June 30, 2026, the Underlying Index was comprised of 149 constituents with market capitalizations ranging from $733.3 million to $203 billion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the components of the Underlying Index and in derivatives and other investments that have economic characteristics similar to the components of the Underlying Index (the “80% investment policy”).
Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.As of April 30, 2026, the Fund had significant exposure to the financials sector. The Fund’s portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance
1

schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all.
Dividend Paying Securities Risk. As a group, securities that pay dividends may fall out of favor with investors and underperform companies that do not pay dividends. Also, changes in the dividend policies of the companies in the Underlying Index and the capital resources available for such companies’ dividend payments may affect the Fund. There is the possibility that dividend paying companies could reduce or eliminate the payment of dividends in the future, or an anticipated acceleration of dividends may not occur. Depending on market conditions, dividend paying stocks included in the Underlying Index may not be widely available for purchase or may be highly concentrated in only a few market sectors. This may increase the volatility of the Fund’s returns and limit its ability to produce current income while remaining fully diversified. Dividend stocks may not experience high earnings growth or capital appreciation. The Fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks. In addition, the value of dividend paying common stocks can decline when interest rates rise, as fixed-income investments become more attractive to investors.
ADR Risk. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.
REIT Risk. REITs are pooled investment vehicles that trade like stocks and invest substantially all of their assets in real estate, and may qualify for special tax considerations. REITs are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. Further, failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the REIT’s shareholders. In addition, REITs may have expenses, including advisory and administration expenses, and REIT shareholders will incur a proportionate share of the underlying expenses.
Master Limited Partnership Risk. An MLP is an entity that is classified as a partnership under the Internal Revenue Code of 1986, as amended (the “Code”), and whose partnership interests or “units” are traded on securities exchanges like shares of corporate stock. Investments in MLP units are subject to certain risks inherent in a partnership structure, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights and (iv) conflicts of interest between the general partner or managing member and its affiliates and the limited partners or members. Securities issued by MLPs may experience limited trading volumes and may be relatively illiquid or volatile at times. As partnerships, MLPs may be subject to less regulation (and less protection for investors) than corporations under state laws, and may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors.
Closed-End Fund Risk. The shares of closed-end funds may trade at a discount or premium to, or at, their NAV. To the extent that the Fund invests a portion of its assets in closed-end funds, those assets will be subject to the risks of the closed-end fund’s portfolio securities, and a shareholder in the Fund will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, the expenses of the closed-end fund. The securities of closed-end funds in which the Fund may invest may be leveraged. As a result, the Fund may be exposed indirectly to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund's long-term returns on such securities (and, indirectly, the long-term returns of its shares) will be diminished.
Preferred Securities Risk. There are special risks associated with investing in preferred securities compared to those applicable generally to equity securities. Preferred securities may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer. Preferred securities also may be subordinated to bonds or other debt instruments in an issuer’s capital structure, subjecting them to a greater risk of non-payment than more senior securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it
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may not have received any income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.
Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of possible seizure, expropriation, nationalization, political or social instability, changes in economic or taxation policies or other adverse political or economic developments (in which the Fund could lose its entire investment in a certain market) and the difficulty of enforcing obligations in other countries, including the possible adoption of foreign governmental restrictions such as exchange controls. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. To the extent the Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns, unless the Fund has hedged its foreign currency exposure. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, may not always be successful. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls, and may therefore be more susceptible to fraud or corruption. There may be less public information available about foreign companies than U.S. companies, making it difficult to evaluate those foreign companies.
From time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. government identifies as state sponsors of terrorism or is subject to sanctions.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Financials Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financials sector. Financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Changes in interest rates can have a disproportionate effect on the financials sector, and financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector. Financial services companies have also been affected by increased competition, which could adversely affect the profitability or viability of such companies.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize the realization of capital gains to the extent possible.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may
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be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser, Invesco Capital Management LLC (the “Adviser”), seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
The Fund is the successor to the investment performance of the Guggenheim Multi-Asset Income ETF (the “Predecessor Fund”) as a result of the reorganization of the Predecessor Fund into the Fund, which was consummated after the close of business on April 6, 2018. Accordingly, the performance information shown below for periods ending on or prior to April 6, 2018 is that of the Predecessor Fund.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Year-to-date	June 30, 2026	10.15%
Best Quarter	December 31, 2020	23.87%
Worst Quarter	March 31, 2020	-39.98%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	9/21/2006	10.71%	10.40%	8.29%
Return After Taxes on Distributions		9.23	9.05	6.86
Return After Taxes on Distributions and Sale of Fund Shares		6.63	7.80	6.10

Zacks Multi-Asset Income Index (reflects no deduction for fees, expenses or taxes)		11.56	10.80	8.87

S&P 500® Index (reflects no deduction for fees, expenses or taxes)		17.88	14.42	14.82

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	April 2018

Pratik Doshi, CFA	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Portfolio Manager of the Adviser	April 2018

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a
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market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund's investment objective is to seek to track the investment results (before fees and expenses) of the Underlying Index. The Fund operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Underlying Index. Rather, the Fund seeks to generally track the performance of the Underlying Index as closely as possible (i.e., it seeks to obtain a high degree of correlation with the Underlying Index and to minimize “tracking error” between the two). Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index. Because the Underlying Index is a financial calculation based on a grouping of financial instruments, while the Fund is an actual investment portfolio, the Fund may experience tracking error for a number of reasons when tracking the performance of the Underlying Index. For example, the Fund incurs operating expenses and transaction costs not applicable to the Underlying Index.
As an index fund, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that it generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index.
A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the Adviser reserves the right to invest the Fund in as many securities as it believes necessary to achieve the Fund’s investment objective. To the extent the Fund uses a sampling methodology, it may have a larger tracking error than if it used a full replication methodology.
At times, the Fund may utilize one or more additional investment techniques in seeking to track the Underlying Index. Such techniques may include: (i) overweighting or underweighting a component security in the Fund’s portfolio compared to its weight in the Underlying Index, (ii) purchasing securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, (iii) selling securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or (iv) purchasing securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund has adopted an 80% investment policy to invest its assets in the components of the Underlying Index. In addition, securities not included in the Underlying Index as described in (ii) and (iv) above, as well as securities selected pursuant to a sampling methodology, may be counted towards the Fund’s 80% investment policy. Additional information about the construction of the Underlying Index is set forth below.
Zacks Multi-Asset Income Index
The Underlying Index’s selection methodology is designed to identify companies with potentially high income and superior risk-return profiles by using a proprietary strategy that evaluates stocks on multiple factors, including dividend yield and market capitalization. The objective of the Underlying Index is to select a diversified group of securities with the potential to deliver high yield and risk-adjusted return.
The Underlying Index constituent selection methodology utilizes multi-factor proprietary selection rules to identify those securities that offer the greatest potential from a yield and risk/return perspective while maintaining global/industry diversification. The approach is specifically designed to enhance investment applications and investability.
1. Potential Underlying Index constituents include all U.S. listed stocks that pay dividends, ADRs, REITs, MLPs, closed-end funds and traditional preferred stocks.
2. A minimum of 50% of the Underlying Index will consist of dividend-paying common stocks. Closed-end funds are limited to 10% of the Underlying Index. Exposure to ADRs, REITs and preferred stocks is limited to a 20% maximum per investment type. The Underlying Index may also include a maximum of 25% in MLPs. The weight of any one sector is limited to 40% of the Underlying Index.
3. Each company within each investment type is ranked using a quantitative rules-based methodology that includes yield, company growth, liquidity, relative value, momentum and other factors and is sorted from highest to lowest.
4. The approximately 125 to 150 highest-ranking securities are chosen and are weighted based on a proprietary method developed by Zacks within each investment type.
5. The securities comprising the Underlying Index are regularly reviewed for deletion or dilution based on factors determined by Zacks.
The Underlying Index is reviewed and rebalanced quarterly on the second business day after the last trading day in February, May, August and November. The Fund is rebalanced in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may
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impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. Securities in the Underlying Index are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. If a specific security is removed from its Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. In addition,
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investors might seek to trade Fund shares based on their knowledge or understanding of the value of smaller company securities (this is sometimes referred to as “price arbitrage”), which could interfere with the efficient management of the Fund. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all. The relative sizes of companies may change over time as the securities market changes, and the Fund is not required to sell the securities of companies whose market capitalizations have grown or decreased due to market fluctuations.
Dividend Paying Securities Risk. As a group, securities that pay dividends may fall out of favor with investors and underperform companies that do not pay dividends. Also, changes in the dividend policies of the companies in the Underlying Index and the capital resources available for such companies’ dividend payments may affect the Fund. There is the possibility that dividend paying companies could reduce or eliminate the payment of dividends in the future, or an anticipated acceleration of dividends may not occur. Depending upon market conditions, dividend paying stocks included in the Underlying Index may not be widely available for purchase or may be highly concentrated in only a few market sectors. This may increase the volatility of the Fund’s returns and limit its ability to produce current income while remaining fully diversified. Dividend stocks may not experience high earnings growth or capital appreciation. The Fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks. In addition, the value of dividend paying common stocks can decline when interest rates rise, as fixed-income investments become more attractive to investors.
ADR Risk. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.
Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.
REIT Risk. The REITs in which the Fund may invest will be subject to risks inherent in the direct ownership of real estate. These risks include, among others: fluctuations in the value of the underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; changes in the availability, cost and terms of mortgage funds; increased competition, property taxes, capital expenditures, or operating expenses; and other occurrences, including the impact of changes in environmental laws that may affect the real estate industry. A REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, or the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The value of a REIT can depend on the structure of and cash flow generated by the REIT. In addition, like mutual funds, REITs have expenses, including advisory and administration fees, that their shareholders pay. As a result, an investor may absorb duplicate levels of fees when the Fund invests in REITs. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing the return to the Fund on its investment in such company. Mortgage REITs lend money to developers and owners of properties and invest primarily in mortgages and similar real estate interests. Mortgage REITs receive interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend funds. Credit risk is the risk that the borrower will not be able to make interest and principal payments on the loan to the REIT when they are due. Mortgage REITs also are subject to the risk that the value of mortgaged properties may be less than the amounts owed on the properties. If a mortgage REIT is required to foreclose on a borrower, the amount recovered in connection with the foreclosure may be less than the amount owed to the mortgage REIT. Mortgage REITs are subject to significant interest rate risk. During periods when interest rates are declining, mortgages are often refinanced or prepaid. Refinancing or prepayment of mortgages may reduce the yield of mortgage REITs. When interest rates decline, however, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In addition, rising interest rates generally increase the costs of obtaining financing, which could cause the value of a mortgage REIT’s investments to decline. A REIT’s investment in adjustable rate obligations may react differently to interest rate changes than an investment in fixed rate obligations. As interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

    Mortgage REITs typically use leverage (and in many cases, may be highly leveraged), which increases investment risk and could adversely affect a REIT’s operations and market value in periods of rising interest rates, increased interest rate volatility, downturns in the economy and reductions in the availability of financing or deterioration in the conditions of the REIT’s mortgage-related assets.
Recently, commercial real estate foreclosures have notably increased due to sustained higher interest rates and the marked prevalence of remote work arrangements in the wake of the COVID-19 pandemic, which has resulted in a waning demand for commercial office space. These developments may also adversely affect the price at which companies can sell real estate, because purchasers may not be able to obtain financing on attractive terms or at all. These developments affecting the real estate industry could adversely affect the real estate companies in which the Fund invests.
Master Limited Partnership Risk. Investments in MLPs present additional risks when compared to investments in common stocks. MLPs are subject to certain risks inherent in the structure of MLPs, including tax risks, limited control and voting rights and potential conflicts of interest between the MLP and the MLP’s members, limited partners and general partner. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. For example, MLPs in energy-related industries are subject to fluctuations in the prices of commodities, a significant decrease in the production of or a sustained decline in demand for energy commodities, and construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. Furthermore, as partnerships, MLPs may be subject to less regulation (and less protection for investors) under state laws than corporations. Securities issued by MLPs also may
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experience limited trading volumes and, thus, may be relatively illiquid or volatile at times.
MLPs are generally not subject to tax at the partnership level, subject to the application of certain partnership audit rules. Rather, each partner is allocated a share of the MLP’s income, gains, losses, deductions, and expenses. A change in current tax law, or a change in the underlying business of a given MLP could result in the MLP being treated as a corporation for U.S. federal tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. Such treatment also would have the effect of reducing the amount of cash available for distribution by the affected MLP. Thus, if any MLP owned by the Fund were treated as a corporation for U.S. federal tax purposes, such treatment could result in a reduction in the value of the Fund’s investment in such MLP.
Closed-End Fund Risk. The shares of closed-end funds may trade at a discount or premium to, or at, their NAV. To the extent that the Fund invests a portion of its assets in closed-end funds, those assets will be subject to the risks of the closed-end fund's portfolio securities, and a shareholder in the Fund will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, the expenses of the closed-end fund. The securities of closed-end funds in which the Fund may invest may be leveraged. As a result, the Fund may be exposed indirectly to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund's long-term returns on such securities (and, indirectly, the long-term returns of the Shares) will be diminished.
Preferred Securities Risk. Preferred securities are subject to issuer-specific and overall market risks that are generally applicable to equity securities as a whole; however, there are special risks associated with investing in preferred securities. Preferred securities may be less liquid than many other types of securities, such as common stock, and generally provide no voting rights with respect to the issuer. Preferred securities also may be subordinated to bonds or other debt instruments in an issuer’s capital structure, meaning that an issuer’s preferred securities generally pay dividends only after the issuer makes required payments to holders of its bonds and other debt. This subjects preferred securities to a greater risk of non-payment than more senior securities. Because of the subordinated position of preferred securities in an issuer’s capital structure, the ability to defer dividend or interest payments for extended periods of time without triggering an event of default for the issuer, and certain other features, preferred securities’ quality and value are heavily dependent on the profitability and cash flows of the issuer rather than on any legal claims to specific assets. Also, in certain circumstances, an issuer of preferred securities may call or redeem it prior to a specified date or may convert it to common stock, all of which may negatively impact its return. Variable rate preferred securities may be subject to greater liquidity risk than other preferred securities, meaning that there may be limitations on the Fund’s ability to sell those securities at any given time. In addition, the floating rate feature of such preferred securities means that they generally will not experience capital appreciation in a declining interest rate environment.
Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received any income. Dividend payments on a preferred security typically must be declared by the issuer’s board of directors, unlike interest payments on debt securities. However, an issuer’s board of directors generally is not under any obligation to declare a dividend for an issuer (even if such dividends have accrued). If an issuer of preferred securities experiences economic difficulties, those securities may lose substantial value due to the reduced likelihood that the issuer’s board of directors will declare a dividend.
Foreign Investment Risk. Investments in foreign securities involve risks that are beyond those associated with investments in U.S. securities.
Foreign securities may have relatively low market liquidity and also are subject to the risks of possible seizure, expropriation, nationalization, political or social instability, or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. Each country has different laws specific to that country that impact investment, which may increase the risks to which investors are subject. Country-specific rules or legislation addressing investment-related transactions may inhibit or prevent certain transactions from transpiring in a particular country.
To the extent the Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns, unless the Fund has hedged its foreign currency exposure. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, may not always be successful. Foreign companies generally may be subject to inconsistent and potentially less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls and standards of practice, including recordkeeping standards, and may therefore be more susceptible to fraud or corruption. There may be less public information available about foreign companies than U.S. companies, making it difficult to evaluate those foreign companies.
From time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance. Furthermore, foreign exchanges and broker-dealers generally are subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Fund’s trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades. Depositary receipts also involve substantially identical risks to those associated with investments in foreign securities. Additionally, the issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, have no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry, competition for resources, adverse labor relations, political or world events, obsolescence of technologies, and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) is available in the
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Fund’s Annual and Semi-Annual Reports to Shareholders on the Fund’s website, and on required forms filed with the SEC.
Financials Sector Risk. Financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Changes in interest rates can have a disproportionate effect on the financials sector, and financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector. Financial services companies have also been affected by increased competition, which could adversely affect the profitability or viability of such companies. In addition, the financials sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions.
Global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region may adversely affect issuers in another country or region, which may adversely affect securities held by the Fund. These circumstances have also decreased liquidity in some markets and may continue to do so. Deterioration of credit markets can have an adverse impact on a broad range of financial markets, and thereby cause certain financial services companies to incur large losses. Certain financial services companies have experienced a decline in the valuation of their assets and even ceased operations.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Valuation Risk. Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available or deemed non-representative of fair value for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index, which may result in a high portfolio turnover rate. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize the realization of capital gains to the extent possible.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling methodology, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, if the Fund issues or redeems Creation Units principally for cash, it will incur higher costs in buying or selling securities than if it issued and redeemed Creation Units principally in-kind, which may contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, at times, the Adviser may not fully invest the Fund’s assets in constituents of the Underlying Index, such as during times of increased market volatility or other unusual or unexpected circumstances, during periods of Underlying Index rebalances, or due to cash flows into the Fund, the need to retain a reserve of cash to meet redemptions and expenses, or low Fund assets.
The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely
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impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The rapid development and increasingly widespread use of artificial intelligence and related technologies could exacerbate the risks arising from these factors. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Non-Principal Investment Strategies
The Fund may invest in securities (including other funds) not included in the Underlying Index, and in money market instruments, including repurchase agreements and other funds, including affiliated funds, that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in futures contracts, options, options on futures contracts or other derivatives. The Fund may use futures contracts, options, options on futures contracts and other derivatives, convertible securities and structured notes to seek performance that corresponds to the Underlying Index, to seek to hedge portfolio risk and to manage cash flows. Derivatives and other instruments that provide investment exposure to the components of the Underlying Index and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the Fund's 80% investment policy.
The Adviser anticipates that it may take approximately two business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for additions to and deletions from the Underlying Index to fully settle in the portfolio composition of the Fund.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) may change without shareholder approval upon 60 days’ prior written notice to shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
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Securities Lending
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Cash Transaction Risk. The Fund generally expects to make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, from time to time, the Fund reserves the right to effect redemptions for cash, rather than in-kind. In such circumstances, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to utilizing an in-kind redemption process. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund's NAV.
Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The rapid development and increasingly widespread use of artificial intelligence and related technologies could increase the effectiveness of any such cybersecurity incidents and exacerbate related risks. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund may invest in derivatives, including futures contracts, options, and options on futures contracts, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Index Provider Risk. The Fund seeks to track the investment results, before fees and expenses, of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, comprised or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Underlying Index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.
Index Rebalancing Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index, for example, to correct an error in the selection of index constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period
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of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Underlying Index is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Repurchase Agreements Risk. Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.
Risks of Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in the Underlying Index, or to manage cash flows. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.
An option gives a holder the right to buy or sell a specific security or instrument, including a futures contract, at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Exchanges can limit the number of futures or options positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies. Options are subject to correlation risk, and the successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling options can be more speculative than investing directly in securities.
Futures contracts are typically exchange-traded contracts that provide for the future delivery of a specified amount of a specific instrument at a specified future price and date, or for cash settlement (payment of the gain or loss on the contract). Futures contracts are subject to the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of an index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risk and liquidity risk. The risk of loss in trading futures contracts potentially is unlimited.
Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
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Structured Notes Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Interest rate risk refers to fluctuations in the value of a note resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of notes tend to go down. Credit risk refers to the possibility that the issuer of a note will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its shareholders.
The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $980.2 billion as of June 30, 2026.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Pratik Doshi, CFA and Michael Jeanette (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since April 2018. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Pratik Doshi, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2020. He has been responsible for the management of certain funds in the Invesco family of ETFs since October 2019 and has been associated with the Adviser since 2018.
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Michael Jeanette, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since April 2018. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser for its services an annual fee equal to 0.50% of its average daily net assets (the “Advisory Fee”).
The Fund is responsible for all of its own expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to the Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust or the Adviser and extraordinary expenses,
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including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) on behalf of the Fund pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, licensing fees, offering costs (as defined below), brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of its average daily net assets per year (the “Expense Cap”), at least until August 31, 2028.
The offering costs excluded from the Expense Cap for the Fund are: (a) initial legal fees pertaining to the Shares offered for sale; (b) initial SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.
The Expense Agreement provides that the fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund's investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date. This waiver is not subject to recapture.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal year ended April 30, 2026.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “CVY.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases
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and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income,
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even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Additional Considerations for Investments in Real Estate Securities
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Because of “noncash” expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn the Fund, may distribute this excess cash. Such a distribution is classified as a return of capital. Return of capital distributions generally are not taxable to you. Your cost basis in your Shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.
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Dividends paid to shareholders from the Fund’s investments in U.S. REITs generally will not qualify for taxation at long-term capital gain rates applicable to qualified dividend income.
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The Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Fund realizes excess inclusion income in excess of certain threshold amounts.
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Under the Tax Cuts and Jobs Act, “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. The Fund may choose to report the special character of “qualified REIT dividends” to a shareholder, provided both the Fund and the shareholder meet certain holding period requirements with respect to their shares.
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The Fund’s foreign shareholders should see the SAI for a discussion of the risks and special tax consequences to them from a sale of a U.S. real property interest by a REIT in which the Fund invests.
Additional Considerations for Investments in Partnerships
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Taxes, penalties, and interest associated with an audit of a partnership generally are required to be assessed and collected at the partnership level. Therefore, an adverse federal income tax audit of a partnership that the Fund invests in (including MLPs taxed as partnerships) could result in the Fund being required to pay federal income tax. The Fund may have little input in any audit asserted against a partnership and may be contractually or legally obligated to make payments in regard to deficiencies asserted without the ability to put forward an independent defense. Accordingly, even if a partnership in which the Fund invests were to remain classified as a partnership (instead of as a corporation), it could be required to pay additional taxes, interest and penalties as a result of an audit adjustment, and the Fund, as a direct or indirect partner of such partnership, could be required to bear the economic burden of those taxes, interest and penalties, which would reduce the value of Shares.
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Under the Tax Cuts and Jobs Act “qualified publicly traded partnership income” is treated as eligible for a 20% deduction by noncorporate taxpayers. The legislation does not contain a provision permitting a RIC, such as the Fund, to pass the special character of this income through to its shareholders. It is uncertain whether a future technical corrections bill or regulations issued by the IRS will address this issue to enable the Fund to pass through the special character of “qualified publicly traded partnership income” to its shareholders.
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Some amounts received by the Fund from the MLPs in which it invests likely will be treated as returns of capital to the Fund because of accelerated deductions available to the MLPs. The receipt of returns of capital from the MLPs in which the Fund invests could cause some or all of the Fund’s distributions to be classified as a return of capital. Return of capital distributions generally are not taxable to you. Your cost basis in your Shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
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The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable or deemed non-representative of fair value in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available or deemed non-representative of fair value, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value. Because the Fund seeks to track the Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which may increase the Fund’s tracking error.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended April 30,
	2026	2025	2024	2023	2022
Per Share Operating Performance:
Net asset value at beginning of year	$24.32	$24.82	$21.46	$22.65	$24.06
Net investment income(a)(b)	0.85	0.92	0.90	0.95	0.67
Net realized and unrealized gain (loss) on investments	4.60	(0.40)	3.46	(0.94)	(1.44)
Total from investment operations	5.45	0.52	4.36	0.01	(0.77)
Distributions to shareholders from:
Net investment income	(1.07)	(1.02)	(1.00)	(1.20)	(0.64)
Net asset value at end of year	$28.70	$24.32	$24.82	$21.46	$22.65
Market price at end of year(c)	$28.70	$24.33	$24.86	$21.48	$22.61
Net Asset Value Total Return(d)	22.86%	1.97%	20.83%	0.28%	(3.30)%
Market Price Total Return(d)	22.81%	1.85%	20.91%	0.56%	(3.54)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$120,285	$106,553	$112,939	$96,175	$114,150
Ratio to average net assets of:
Expenses, after Waivers(e)	0.73%	0.71%	0.64%	0.73%	0.73%
Expenses, prior to Waivers(e)	0.73%	0.72%	0.65%	0.73%	0.74%
Net investment income(b)	3.19%	3.59%	3.94%	4.37%	2.77%
Portfolio turnover rate(f)	159%	115%	117%	142%	161%

(a)	Based on average shares outstanding.
(b)
Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)	The mean between the last bid and ask prices.
(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests.
Estimated investment companies' expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies' expenses that the Fund bears indirectly is included in the Fund's total return.

(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
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Index Provider
No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.
The Underlying Index is calculated and maintained by the Index Provider or its affiliate, agent or partner. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers
The only relationship that Zacks has with the Adviser or Distributor of the Fund in connection with the Fund is certain Zacks trademarks, indexes and trade names and that Zacks has licensed certain of its intellectual property to the Adviser, including the determination of the component stocks of the Zacks Multi-Asset Income Index and the name of the Zacks Multi-Asset Income Index. The Zacks Multi-Asset Income Index is selected and calculated without regard to the Adviser, Distributor or owners of the Fund. Zacks has no obligation to take the specific needs of the Adviser, Distributor or owners of the Fund into consideration in the determination and calculation of the Zacks Multi-Asset Income Index. Zacks is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the asset value of the Fund. Zacks does not have any obligation or liability in connection with the administration, marketing or trading of the Fund.
The Fund is not sponsored, endorsed, sold or promoted by Zacks. Zacks makes no representation or warranty, express or implied, regarding the advisability of investing in securities generally or in the Fund particularly or the ability of Zacks Multi-Asset Income Index (the “Underlying Index”) to track generally market performance. Zack’s only relationship to the Adviser is the licensing of the Underlying Index which is determined, composed and calculated by Zacks without regard to the Adviser or the Fund. Zacks has no obligation to take the needs of the Adviser or other owners of the Fund into consideration in determining, composing or calculating the Underlying Index. Zacks shall not be liable to any person for any error in the Underlying Index nor shall it be under any obligation to advise any person of any error therein.
ZACKS SHALL NOT HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS RELATED TO THE FUND OR ZACKS MULTI-ASSET INCOME INDEX. ZACKS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, DISTRIBUTOR OR OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ZACKS MULTI-ASSET INCOME INDEX OR ANY DATA INCLUDED THEREIN. ZACKS DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE,WITH RESPECT TO THE FUND OR TO ZACKS MULTI-ASSET INCOME INDEX OR TO ANY DATA INCLUDED THEREIN.WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ZACKS BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES WHICH MAY BE INCURRED OR EXPERIENCED ON ACCOUNT OF ENTERING INTO OR RELYING ON THIS AGEEMENT, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.
The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents
19

can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-21265.
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Invesco Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-CVY-PRO-1	800.983.0903 @InvescoUS

Investment Company Act File No. 811-21265

Invesco Exchange-Traded Fund Trust

STATEMENT OF ADDITIONAL INFORMATION
Dated August 28, 2026
This Statement of Additional Information (the “SAI”) for Invesco Exchange-Traded Fund Trust (the “Trust”), relating to the series of the Trust listed below (each, a "Fund" and, collectively, the "Funds"), is not a prospectus. The SAI should be read in conjunction with the prospectus (the “Prospectus”) for each Fund dated August 28, 2026, as the Prospectus may be revised from time to time.

Fund	Principal U.S. Listing Exchange	Ticker
Invesco Aerospace & Defense ETF	NYSE Arca, Inc.	PPA
Invesco AI and Next Gen Software ETF	NYSE Arca, Inc.	IGPT
Invesco Biotechnology & Genome ETF	NYSE Arca, Inc.	PBE
Invesco Bloomberg Analyst Rating Improvers ETF	NYSE Arca, Inc.	UPGD
Invesco Bloomberg MVP Multi-factor ETF	NYSE Arca, Inc.	BMVP
Invesco Building & Construction ETF	NYSE Arca, Inc.	PKB
Invesco BuyBack AchieversTM ETF	The Nasdaq Stock Market LLC	PKW
Invesco Dividend AchieversTM ETF	The Nasdaq Stock Market LLC	PFM
Invesco Dorsey Wright Basic Materials Momentum ETF	The Nasdaq Stock Market LLC	PYZ
Invesco Dorsey Wright Consumer Cyclicals Momentum ETF	The Nasdaq Stock Market LLC	PEZ
Invesco Dorsey Wright Consumer Staples Momentum ETF	The Nasdaq Stock Market LLC	PSL
Invesco Dorsey Wright Energy Momentum ETF	The Nasdaq Stock Market LLC	PXI
Invesco Dorsey Wright Financial Momentum ETF	The Nasdaq Stock Market LLC	PFI
Invesco Dorsey Wright Healthcare Momentum ETF	The Nasdaq Stock Market LLC	PTH
Invesco Dorsey Wright Industrials Momentum ETF	The Nasdaq Stock Market LLC	PRN
Invesco Dorsey Wright Momentum ETF	The Nasdaq Stock Market LLC	PDP
Invesco Dorsey Wright Technology Momentum ETF	The Nasdaq Stock Market LLC	PTF
Invesco Dorsey Wright Utilities Momentum ETF	The Nasdaq Stock Market LLC	PUI
Invesco Dow Jones Industrial Average Dividend ETF	NYSE Arca, Inc.	DJD
Invesco Energy Exploration & Production ETF	NYSE Arca, Inc.	PXE
Invesco Financial Preferred ETF	NYSE Arca, Inc.	PGF
Invesco Food & Beverage ETF	NYSE Arca, Inc.	PBJ
Invesco Global Listed Private Equity ETF	NYSE Arca, Inc.	PSP
Invesco Golden Dragon China ETF	The Nasdaq Stock Market LLC	PGJ
Invesco High Yield Equity Dividend AchieversTM ETF	The Nasdaq Stock Market LLC	PEY
Invesco International Dividend AchieversTM ETF	The Nasdaq Stock Market LLC	PID
Invesco Large Cap Growth ETF	NYSE Arca, Inc.	PWB
Invesco Large Cap Value ETF	NYSE Arca, Inc.	PWV
Invesco Leisure and Entertainment ETF	NYSE Arca, Inc.	PEJ
Invesco MSCI Sustainable Future ETF	NYSE Arca, Inc.	ERTH
Invesco NASDAQ Internet ETF	The Nasdaq Stock Market LLC	PNQI
Invesco Next Gen Connectivity ETF	NYSE Arca, Inc.	KNCT
Invesco Next Gen Media and Gaming ETF	NYSE Arca, Inc.	GGME
Invesco Oil & Gas Services ETF	NYSE Arca, Inc.	PXJ
Invesco Pharmaceuticals ETF	NYSE Arca, Inc.	PJP
Invesco RAFI US 1000 ETF	NYSE Arca, Inc.	PRF
Invesco RAFI US 1500 Small-Mid ETF	The Nasdaq Stock Market LLC	PRFZ
Invesco S&P 100 Equal Weight ETF	NYSE Arca, Inc.	EQWL
Invesco S&P 500 BuyWrite ETF	Cboe BZX Exchange, Inc.	PBP
Invesco S&P 500® Equal Weight ETF	NYSE Arca, Inc.	RSP
Invesco S&P 500® Equal Weight Communication Services ETF	NYSE Arca, Inc.	RSPC
Invesco S&P 500® Equal Weight Consumer Discretionary ETF	NYSE Arca, Inc.	RSPD
Invesco S&P 500® Equal Weight Consumer Staples ETF	NYSE Arca, Inc.	RSPS
Invesco S&P 500® Equal Weight Energy ETF	NYSE Arca, Inc.	RSPG
Invesco S&P 500® Equal Weight Financials ETF	NYSE Arca, Inc.	RSPF
Invesco S&P 500® Equal Weight Health Care ETF	NYSE Arca, Inc.	RSPH
Invesco S&P 500® Equal Weight Industrials ETF	NYSE Arca, Inc.	RSPN
Invesco S&P 500® Equal Weight Materials ETF	NYSE Arca, Inc.	RSPM
P-PS-SOAI-1

Fund	Principal U.S. Listing Exchange	Ticker
Invesco S&P 500® Equal Weight Real Estate ETF	NYSE Arca, Inc.	RSPR
Invesco S&P 500® Equal Weight Technology ETF	NYSE Arca, Inc.	RSPT
Invesco S&P 500® Equal Weight Utilities ETF	NYSE Arca, Inc.	RSPU
Invesco S&P 500 GARP ETF	NYSE Arca, Inc.	SPGP
Invesco S&P 500® Pure Growth ETF	NYSE Arca, Inc.	RPG
Invesco S&P 500® Pure Value ETF	NYSE Arca, Inc.	RPV
Invesco S&P 500® Quality ETF	NYSE Arca, Inc.	SPHQ
Invesco S&P 500® Top 50 ETF	NYSE Arca, Inc.	XLG
Invesco S&P 500 Value with Momentum ETF	NYSE Arca, Inc.	SPVM
Invesco S&P MidCap 400® GARP ETF	NYSE Arca, Inc.	GRPM
Invesco S&P MidCap 400® Pure Growth ETF	NYSE Arca, Inc.	RFG
Invesco S&P MidCap 400® Pure Value ETF	NYSE Arca, Inc.	RFV
Invesco S&P MidCap Momentum ETF	NYSE Arca, Inc.	XMMO
Invesco S&P MidCap Quality ETF	NYSE Arca, Inc.	XMHQ
Invesco S&P MidCap Value with Momentum ETF	NYSE Arca, Inc.	XMVM
Invesco S&P SmallCap 600® Pure Growth ETF	NYSE Arca, Inc.	RZG
Invesco S&P SmallCap 600® Pure Value ETF	NYSE Arca, Inc.	RZV
Invesco S&P SmallCap Momentum ETF	NYSE Arca, Inc.	XSMO
Invesco S&P SmallCap Value with Momentum ETF	NYSE Arca, Inc.	XSVM
Invesco S&P Spin-Off ETF	NYSE Arca, Inc.	CSD
Invesco Semiconductors ETF	NYSE Arca, Inc.	PSI
Invesco Water Resources ETF	The Nasdaq Stock Market LLC	PHO
Invesco WilderHill Clean Energy ETF	NYSE Arca, Inc.	PBW
Invesco Zacks Mid-Cap ETF	NYSE Arca, Inc.	CZA
Invesco Zacks Multi-Asset Income ETF	NYSE Arca, Inc.	CVY
Capitalized terms used herein that are not defined have the same meaning as in a Fund’s Prospectus, unless otherwise noted. The audited financial statements for each Fund and the related reports of PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, are incorporated into this SAI by reference to the Trust’s Form N-CSR for the fiscal year ended April 30, 2026, which is on file with the Securities and Exchange Commission (the “SEC”). No other portions of the Trust's Form N-CSR are incorporated by reference into this SAI. A copy of a Fund’s Prospectus, shareholder report, and/or financial statements may be obtained without charge by writing to the Trust's Distributor, Invesco Distributors, Inc. (the “Distributor”), 11 Greenway Plaza, Houston, Texas 77046-1173, by calling toll free 1-800-983-0903, or by visiting the Fund’s website at www.invesco.com/ETFs.
P-PS-SOAI-1

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

i

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS
The Trust was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of 73 Funds, and this SAI contains information for each of those Funds. Each Fund (except as indicated below) is “non-diversified” and, as such, each such Fund’s investments are not required to meet certain diversification requirements under the 1940 Act. The following Funds are classified as “diversified": Invesco Bloomberg Analyst Rating Improvers ETF, Invesco Dorsey Wright Basic Materials Momentum ETF, Invesco Dorsey Wright Consumer Cyclicals Momentum ETF, Invesco Dorsey Wright Consumer Staples Momentum ETF, Invesco Dorsey Wright Energy Momentum ETF, Invesco Dorsey Wright Financial Momentum ETF, Invesco Dorsey Wright Healthcare Momentum ETF, Invesco Dorsey Wright Industrials Momentum ETF, Invesco Dorsey Wright Technology Momentum ETF, Invesco Dorsey Wright Utilities Momentum ETF, Invesco Global Listed Private Equity ETF, Invesco MSCI Sustainable Future ETF, Invesco S&P 100 Equal Weight ETF, Invesco S&P 500® Equal Weight ETF, Invesco S&P 500® Equal Weight Consumer Discretionary ETF, Invesco S&P 500® Equal Weight Consumer Staples ETF, Invesco S&P 500® Equal Weight Energy ETF, Invesco S&P 500® Equal Weight Financials ETF, Invesco S&P 500® Equal Weight Health Care ETF, Invesco S&P 500® Equal Weight Industrials ETF, Invesco S&P 500® Equal Weight Materials ETF, Invesco S&P 500® Equal Weight Real Estate ETF, Invesco S&P 500® Equal Weight Technology ETF, Invesco S&P 500® Equal Weight Utilities ETF, Invesco S&P MidCap 400® GARP ETF, Invesco WilderHill Clean Energy ETF, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF (the “Diversified Funds”). In addition, each of Invesco Bloomberg MVP Multi-factor ETF, Invesco BuyBack AchieversTM ETF, Invesco Dividend AchieversTM ETF, Invesco Dorsey Wright Momentum ETF, Invesco High Yield Equity Dividend AchieversTM ETF, Invesco International Dividend AchieversTM ETF, Invesco Large Cap Growth ETF, Invesco Large Cap Value ETF, Invesco RAFI US 1000 ETF, Invesco RAFI US 1500 Small-Mid ETF, Invesco S&P 500 BuyWrite ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500® Pure Growth ETF, Invesco S&P 500® Pure Value ETF, Invesco S&P 500® Quality ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap 400® Pure Growth ETF, Invesco S&P MidCap 400® Pure Value ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Quality ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap 600® Pure Growth ETF, Invesco S&P SmallCap 600® Pure Value ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF are classified as diversified, but may become “non-diversified” solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its Underlying Index (as defined below), and shareholder approval will not be sought if these Funds cross from diversified to non-diversified under such circumstances (referred to herein as the “Diversified Funds that may change to Non-Diversified”). The shares of each of the Funds are referred to in this SAI as “Shares.”
The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its specific underlying index (each, an “Underlying Index”). Invesco Capital Management LLC (the “Adviser”), an indirect, wholly-owned subsidiary of Invesco Ltd., manages the Funds.
Each Fund issues and redeems Shares at net asset value (“NAV”) only in aggregations of a specified number of Shares set forth in the Fund’s Prospectus (each, a “Creation Unit” or a “Creation Unit Aggregation”). Each Fund generally issues and redeems Creation Units principally in exchange for a basket of securities included in its Underlying Index, as applicable (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”), plus certain transaction fees. However, each Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash.
Except as set forth in the following sentence, the Shares of all of the Funds are listed on NYSE Arca, Inc. (“NYSE Arca”) (each an “NYSE Arca-listed Fund,” and collectively, the “NYSE Arca-listed Funds”). Shares of the following Funds are listed on The Nasdaq Stock Market LLC (“NASDAQ”) (each a “NASDAQ-listed Fund,” and collectively, the “NASDAQ-listed Funds”): Invesco BuyBack Achievers™ ETF, Invesco Dividend Achievers™ ETF, Invesco Dorsey Wright Basic Materials Momentum ETF, Invesco Dorsey Wright Consumer Cyclicals Momentum ETF, Invesco Dorsey Wright Consumer Staples Momentum ETF, Invesco Dorsey Wright Energy Momentum ETF, Invesco Dorsey Wright Financial Momentum ETF, Invesco Dorsey Wright Healthcare

Momentum ETF, Invesco Dorsey Wright Industrials Momentum ETF, Invesco Dorsey Wright Momentum ETF, Invesco Dorsey Wright Technology Momentum ETF, Invesco Dorsey Wright Utilities Momentum ETF, Invesco Golden Dragon China ETF, Invesco High Yield Equity Dividend Achievers™ ETF, Invesco International Dividend Achievers™ ETF, Invesco NASDAQ Internet ETF, Invesco RAFI US 1500 Small-Mid ETF and Invesco Water Resources ETF. Shares of Invesco S&P 500 BuyWrite ETF are listed on the Cboe BZX Exchange, Inc. ("Cboe") (the "Cboe-listed Fund"). Together, NYSE Arca, NASDAQ and Cboe are the “Exchanges” and each is an “Exchange.”
Shares trade on the respective Exchanges at market prices that may be below, at, or above NAV. In the event of the liquidation of a Fund, the Trust may decrease the number of Shares in a Creation Unit.
Each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. See the “Creation and Redemption of Creation Unit Aggregations” section. To offset the added brokerage and other transaction costs a Fund incurs with using cash to purchase the requisite Deposit Securities, during each instance of cash creations or redemptions, the Funds may impose transaction fees that generally are higher than the transaction fees associated with in-kind creations or redemptions.
The following table summarizes the Funds’ name changes during the past five years (as applicable):

Fund	Fund History

Invesco RAFI US 1000 ETF	Prior to March 24, 2025, the Fund was known as Invesco FTSE RAFI US 1000 ETF.
Invesco RAFI US 1500 Small-Mid ETF	Prior to March 24, 2025, the Fund was known as Invesco FTSE RAFI US 1500 Small-Mid ETF.
Invesco Bloomberg Analyst Rating Improvers ETF	Prior to March 25, 2024, the Fund was known as Invesco Raymond James SB-1 Equity ETF.
Invesco AI and Next Gen Software ETF	Prior to August 28, 2023, the Fund was known as Invesco Dynamic Software ETF.
Invesco Bloomberg MVP Multi-factor ETF	Prior to August 28, 2023, the Fund was known as Invesco Dynamic Market ETF.
Invesco Next Gen Connectivity ETF	Prior to August 28, 2023, the Fund was known as Invesco Dynamic Networking ETF.
Invesco Next Gen Media and Gaming ETF	Prior to August 28, 2023, the Fund was known as Invesco Dynamic Media ETF.
Invesco S&P MidCap 400® GARP ETF	Prior to August 28, 2023, the Fund was known as Invesco S&P MidCap 400 Equal Weight ETF.
Invesco Dorsey Wright Basic Materials Momentum ETF	Prior to August 28, 2023, the Fund was known as Invesco DWA Basic Materials Momentum ETF.
Invesco Dorsey Wright Consumer Cyclicals Momentum ETF	Prior to August 28, 2023, the Fund was known as Invesco DWA Consumer Cyclicals Momentum ETF.
Invesco Dorsey Wright Consumer Staples Momentum ETF	Prior to August 28, 2023, the Fund was known as Invesco DWA Consumer Staples Momentum ETF.
Invesco Dorsey Wright Energy Momentum ETF	Prior to August 28, 2023, the Fund was known as Invesco DWA Energy Momentum ETF.
Invesco Dorsey Wright Financial Momentum ETF	Prior to August 28, 2023, the Fund was known as Invesco DWA Financial Momentum ETF.
Invesco Dorsey Wright Healthcare Momentum ETF	Prior to August 28, 2023, the Fund was known as Invesco DWA Healthcare Momentum ETF.
Invesco Dorsey Wright Industrials Momentum ETF	Prior to August 28, 2023, the Fund was known as Invesco DWA Industrials Momentum ETF.
Invesco Dorsey Wright Momentum ETF	Prior to August 28, 2023, the Fund was known as Invesco DWA Momentum ETF
Invesco Dorsey Wright Technology Momentum ETF	Prior to August 28, 2023, the Fund was known as Invesco DWA Technology Momentum ETF.
Invesco Dorsey Wright Utilities Momentum ETF	Prior to August 28, 2023, the Fund was known as Invesco DWA Utilities Momentum ETF.

Fund	Fund History
Invesco Biotechnology & Genome ETF	Prior to August 28, 2023, the Fund was known as Invesco Dynamic Biotechnology & Genome ETF.
Invesco Building & Construction ETF	Prior to August 28, 2023, the Fund was known as Invesco Dynamic Building & Construction ETF.
Invesco Energy Exploration & Production ETF	Prior to August 28, 2023, the Fund was known as Invesco Dynamic Energy Exploration & Production ETF.
Invesco Food & Beverage ETF	Prior to August 28, 2023, the Fund was known as Invesco Dynamic Food & Beverage ETF.
Invesco Large Cap Growth ETF	Prior to August 28, 2023, the Fund was known as Invesco Dynamic Large Cap Growth ETF.
Invesco Large Cap Value ETF	Prior to August 28, 2023, the Fund was known as Invesco Dynamic Large Cap Value ETF.
Invesco Leisure and Entertainment ETF	Prior to August 28, 2023, the Fund was known as Invesco Dynamic Leisure and Entertainment ETF.
Invesco Oil & Gas Services ETF	Prior to August 28, 2023, the Fund was known as Invesco Dynamic Oil & Gas Services ETF.
Invesco Pharmaceuticals ETF	Prior to August 28, 2023, the Fund was known as Invesco Dynamic Pharmaceuticals ETF.
Invesco Semiconductors ETF	Prior to August 28, 2023, the Fund was known as Invesco Dynamic Semiconductors ETF.
EXCHANGE LISTING AND TRADING
Shares of each Fund are listed for trading, and trade throughout the day, on their respective Exchange.
There can be no assurance that a Fund will continue to meet the requirements of its Exchange necessary to maintain the listing of its Shares. The Exchanges may, but are not required to, remove the Shares from listing if: (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of Shares (for the Cboe-listed Fund, there must be fewer than 50 beneficial owners for at least 30 consecutive trading days); (ii) the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (iii) the Fund fails to meet certain continued listing standards of an Exchange; or (iv) such other event shall occur or condition shall exist that, in the opinion of the relevant Exchange, makes further dealings on such Exchange inadvisable. The applicable Exchange will remove the Shares from listing and trading upon termination of the Fund.
As in the case of other stocks traded on the Exchanges, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.
The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.
INVESTMENT RESTRICTIONS
The Funds have adopted as fundamental policies the investment restrictions numbered (1) through (16) below, except that restrictions (1) and (2) only apply to the Diversified Funds that may change to Non-Diversified and restrictions (3) and (4) only apply to Diversified Funds. Except as noted in the prior sentence or as otherwise noted below, each Fund, as a fundamental policy, may not:
(1)  As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed, by the U.S. government, its agencies or instrumentalities), except as may be necessary to approximate the composition of its Underlying Index.
(2)  As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer, except as may be necessary to approximate the composition of its Underlying Index.
(3)  As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed, by the U.S. government, its agencies or instrumentalities).
(4)  As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

(5)  With respect to the Invesco Bloomberg MVP Multi-factor ETF, invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Underlying Index concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.
(6)  With respect to the Invesco Aerospace & Defense ETF, Invesco BuyBack Achievers™ ETF, Invesco Dividend Achievers™ ETF, Invesco Dorsey Wright Momentum ETF, Invesco Dorsey Wright Basic Materials Momentum ETF, Invesco Biotechnology & Genome ETF, Invesco Building & Construction ETF, Invesco Dorsey Wright Consumer Cyclicals Momentum ETF, Invesco Dorsey Wright Consumer Staples Momentum ETF, Invesco Energy Exploration & Production ETF, Invesco Dorsey Wright Energy Momentum ETF, Invesco Dorsey Wright Financial Momentum ETF, Invesco Food & Beverage ETF, Invesco Dorsey Wright Healthcare Momentum ETF, Invesco Dorsey Wright Industrials Momentum ETF, Invesco Large Cap Growth ETF, Invesco Large Cap Value ETF, Invesco Leisure and Entertainment ETF, Invesco Next Gen Media and Gaming ETF, Invesco Next Gen Connectivity ETF, Invesco Oil & Gas Services ETF, Invesco Pharmaceuticals ETF, Invesco Semiconductors ETF, Invesco AI and Next Gen Software ETF, Invesco Dorsey Wright Technology Momentum ETF, Invesco Dorsey Wright Utilities Momentum ETF, Invesco Financial Preferred ETF, Invesco Golden Dragon China ETF, Invesco High Yield Equity Dividend Achievers™ ETF, Invesco International Dividend Achievers™ ETF, Invesco Global Listed Private Equity ETF, Invesco MSCI Sustainable Future ETF, Invesco NASDAQ Internet ETF, Invesco RAFI US 1000 ETF, Invesco RAFI US 1500 Small-Mid ETF, Invesco S&P 100 Equal Weight ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Quality ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF, Invesco S&P SmallCap Value with Momentum ETF, Invesco S&P 500 BuyWrite ETF, Invesco S&P 500® Quality ETF, Invesco Water Resources ETF and Invesco WilderHill Clean Energy ETF, invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the respective Underlying Index that the Fund replicates, concentrates in an industry or group of industries. The Invesco Water Resources ETF will invest at least 25% of the value of its total assets in the water industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.
(7)  With respect to Invesco Dow Jones Industrial Average Dividend ETF, Invesco Bloomberg Analyst Rating Improvers ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P 500® Equal Weight ETF, Invesco S&P 500® Equal Weight Communication Services ETF, Invesco S&P 500® Equal Weight Consumer Discretionary ETF, Invesco S&P 500® Equal Weight Consumer Staples ETF, Invesco S&P 500® Equal Weight Energy ETF, Invesco S&P 500® Equal Weight Financials ETF, Invesco S&P 500® Equal Weight Health Care ETF, Invesco S&P 500® Equal Weight Industrials ETF, Invesco S&P 500® Equal Weight Materials ETF, Invesco S&P 500® Equal Weight Real Estate ETF, Invesco S&P 500® Equal Weight Technology ETF, Invesco S&P 500® Equal Weight Utilities ETF, Invesco S&P 500® Pure Growth ETF, Invesco S&P 500® Pure Value ETF, Invesco S&P 500® Top 50 ETF, Invesco S&P MidCap 400® GARP ETF, Invesco S&P MidCap 400® Pure Growth ETF, Invesco S&P MidCap 400® Pure Value ETF, Invesco S&P SmallCap 600® Pure Growth ETF, Invesco S&P SmallCap 600® Pure Value ETF, Invesco S&P Spin-Off ETF, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF invest more than 25% of the value of its net assets in securities of issuers in any one industry or group of industries, except to the extent that the Underlying Index that the Fund replicates concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.
(8)  With respect to the Invesco Bloomberg MVP Multi-factor ETF, Invesco Golden Dragon China ETF and Invesco High Yield Equity Dividend Achievers™ ETF, borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).
(9)  With respect to the Invesco Aerospace & Defense ETF, Invesco Dividend Achievers™ ETF, Invesco Biotechnology & Genome ETF, Invesco Building & Construction ETF, Invesco Energy Exploration & Production ETF, Invesco Food & Beverage ETF, Invesco Large Cap Growth ETF, Invesco Large Cap Value

ETF, Invesco Leisure and Entertainment ETF, Invesco Next Gen Media and Gaming ETF, Invesco Next Gen Connectivity ETF, Invesco Oil & Gas Services ETF, Invesco Pharmaceuticals ETF, Invesco Semiconductors ETF, Invesco AI and Next Gen Software ETF, Invesco Dorsey Wright Utilities Momentum ETF, Invesco International Dividend Achievers™ ETF, Invesco MSCI Sustainable Future ETF, Invesco RAFI US 1000 ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF, Invesco S&P SmallCap Value with Momentum ETF, Invesco S&P 500® Quality ETF, Invesco Water Resources ETF and Invesco WilderHill Clean Energy ETF, borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).
(10)  With respect to the Invesco BuyBack Achievers™ ETF, Invesco Dorsey Wright Momentum ETF, Invesco Dorsey Wright Basic Materials Momentum ETF, Invesco Dorsey Wright Consumer Cyclicals Momentum ETF, Invesco Dorsey Wright Consumer Staples Momentum ETF, Invesco Dorsey Wright Energy Momentum ETF, Invesco Dorsey Wright Financial Momentum ETF, Invesco Dorsey Wright Healthcare Momentum ETF, Invesco Dorsey Wright Industrials Momentum ETF, Invesco Dorsey Wright Technology Momentum ETF, Invesco Financial Preferred ETF, Invesco Global Listed Private Equity ETF, Invesco NASDAQ Internet ETF, Invesco RAFI US 1500 Small-Mid ETF, Invesco S&P 100 Equal Weight ETF, Invesco S&P MidCap Quality ETF and Invesco S&P 500 BuyWrite ETF, borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).
(11)  With respect to the Invesco Dow Jones Industrial Average Dividend ETF, Invesco Bloomberg Analyst Rating Improvers ETF, Invesco S&P 500 GARP ETF and Invesco S&P 500 Value with Momentum ETF, Invesco S&P 500® Equal Weight ETF, Invesco S&P 500® Equal Weight Communication Services ETF, Invesco S&P 500® Equal Weight Consumer Discretionary ETF, Invesco S&P 500® Equal Weight Consumer Staples ETF, Invesco S&P 500® Equal Weight Energy ETF, Invesco S&P 500® Equal Weight Financials ETF, Invesco S&P 500® Equal Weight Health Care ETF, Invesco S&P 500® Equal Weight Industrials ETF, Invesco S&P 500® Equal Weight Materials ETF, Invesco S&P 500® Equal Weight Real Estate ETF, Invesco S&P 500® Equal Weight Technology ETF, Invesco S&P 500® Equal Weight Utilities ETF, Invesco S&P 500® Pure Growth ETF, Invesco S&P 500® Pure Value ETF, Invesco S&P 500® Top 50 ETF, Invesco S&P MidCap 400® GARP ETF, Invesco S&P MidCap 400® Pure Growth ETF, Invesco S&P MidCap 400® Pure Value ETF, Invesco S&P SmallCap 600® Pure Growth ETF, Invesco S&P SmallCap 600® Pure Value ETF, Invesco S&P Spin-Off ETF, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF, borrow money, except that the Fund may borrow money to the extent permitted by (i) the 1940 Act, (ii) the rules and regulations promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act.
(12)  Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) in connection with the purchase and sale of portfolio securities.
(13)  Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.

(14)  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).
(15)  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).
(16)  Issue senior securities, except as permitted under the 1940 Act.
Except for restrictions (8), (9), (10), (11), (13)(iii) and (16), if a Fund adheres to a percentage restriction at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction. With respect to restrictions (8), (9), (10), (11), (13)(iii) and (16), in the event that a Fund’s borrowings, repurchase agreements and loans of portfolio securities at any time exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed and the collateral received), less the Fund’s liabilities (other than borrowings or loans) due to subsequent changes in the value of the Fund’s assets or otherwise, within three days (excluding Sundays and holidays), the Fund will take corrective action to reduce the amount of its borrowings, repurchase agreements and loans of portfolio securities to an extent that such borrowings, repurchase agreements and loans of portfolio securities will not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed and the collateral received) less the Fund’s liabilities (other than borrowings or loans).
The foregoing fundamental investment policies cannot be changed as to a Fund without approval by holders of a “majority of the Fund’s outstanding voting securities.” As defined in the 1940 Act, this means the vote of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the Shares are present or represented by proxy, or (ii) more than 50% of the Shares, whichever is less.
In addition to the foregoing fundamental investment policies, each Fund also is subject to the following non-fundamental investment restrictions and policies, which may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. Each Fund may not:
(1)  Except for Invesco S&P 500 GARP ETF and Invesco S&P 500 Value with Momentum ETF, sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.
(2)  With respect to Invesco S&P 500 GARP ETF and Invesco S&P 500 Value with Momentum ETF, sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost.
(3)  Except for Invesco S&P 500 GARP ETF and Invesco S&P 500 Value with Momentum ETF, purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.
(4)  With respect to Invesco S&P 500 GARP ETF and Invesco S&P 500 Value with Momentum ETF, purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions.
(5)  With respect to Invesco Dow Jones Industrial Average Dividend ETF, Invesco Global Listed Private Equity ETF, Invesco Bloomberg Analyst Rating Improvers ETF, Invesco S&P Spin-Off ETF, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF, purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.
(6)  Except for Invesco Dow Jones Industrial Average Dividend ETF, Invesco Global Listed Private Equity ETF, Invesco Bloomberg Analyst Rating Improvers ETF, Invesco S&P Spin-Off ETF, Invesco Zacks Mid-Cap

ETF and Invesco Zacks Multi-Asset Income ETF, purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act.
(7)  Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.
(8)  Invest in illiquid investments if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid investments.
(9)  With respect to the Invesco Bloomberg MVP Multi-factor ETF, Invesco Golden Dragon China ETF and Invesco High Yield Equity Dividend Achievers™ ETF, enter into futures contracts or related options if more than 30% of the Fund’s net assets would be represented by such instruments or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.
The investment objective of each Fund is a non-fundamental policy that the Board may change without approval by shareholders upon 60 days’ written notice to shareholders.
In accordance with Rule 35d-1 under the 1940 Act, each Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the components of its respective Underlying Index, or in the type of securities suggested by the Fund’s name, and in derivatives and other investments that have economic characteristics similar to such securities, as set forth in the Fund’s prospectus (for each Fund, an “80% investment policy”). Each Fund with an 80% investment policy to invest in securities suggested by its name considers the securities suggested by its name to be those securities that comprise its respective Underlying Index. Derivatives and other investments that provide investment exposure to the investments in a Fund’s 80% investment policy and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be counted toward that Fund’s 80% investment policy. In addition, securities not included in a Fund’s Underlying Index but that the Fund holds (i) because the Adviser believes they are appropriate to substitute for certain securities in the Underlying Index or (ii) in anticipation of their addition to the Underlying Index, as well as securities selected pursuant to a sampling methodology, may be counted towards a Fund’s 80% investment policy. The 80% investment policy for each Fund is a non-fundamental policy, and each Fund will provide its shareholders with at least 60 days’ prior written notice of any change to its 80% investment policy. A Fund’s 80% investment policy applies at the time of investment and is subject to periodic evaluation thereafter. To the extent a Fund’s 80% investment policy is no longer met at the time of a periodic evaluation and cannot be rectified within a certain time period prescribed by applicable 1940 Act regulations, the Fund may be required to sell an investment.
INVESTMENT STRATEGIES AND RISKS
Investment Strategies
Each Fund’s investment objective is to seek to track the investment results, before fees and expenses, of its respective Underlying Index. Each Fund seeks to achieve its investment objective by investing primarily in securities that comprise its Underlying Index. Each Fund operates as an index fund and will not be actively managed. Generally, each Fund (except Invesco Financial Preferred ETF) attempts to replicate, before fees and expenses, the performance of its Underlying Index by generally investing in all of the securities comprising its Underlying Index in proportion to the weightings of the securities in the Underlying Index, although any Fund may use sampling techniques for the purpose of complying with regulatory or investment restrictions or when sampling is deemed appropriate to track an Underlying Index. Invesco Financial Preferred ETF generally uses a “sampling” methodology to seek to achieve its investment objective. A Fund’s use of a sampling methodology may not be as well-correlated with the return of its Underlying Index as would be the case if the Fund purchased all of the securities in its Underlying Index in the proportions represented in such Underlying Index.

Investment Risks
A discussion of the risks associated with an investment in a Fund is contained in the Fund’s Prospectus in the “Summary Information—Principal Risks of Investing in the Fund”, “Additional Information About the Fund’s Strategies and Risks—Principal Risks of Investing in the Fund” and “—Additional Risks of Investing in the Fund” sections. The discussion below supplements, and should be read in conjunction with, these sections.
An investment in a Fund should be made with an understanding that the value of the Fund's portfolio holdings may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio holdings, the value of securities in general and other factors that affect the market, as applicable.
An investment in each Fund also should be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities market may deteriorate (either of which may cause a decrease in the value of the portfolio holdings and thus in the value of Shares). The Funds’ portfolio holdings are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence and investor emotions and perceptions of the companies issuing the securities change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.
The Funds are not actively managed, and therefore, the adverse financial condition of any one issuer will not result in the elimination of its securities from the securities a Fund holds unless such securities are removed from such Fund's Underlying Index.
China Investment Risk. The value of securities of companies that derive the majority of their revenues from China is likely to be more volatile than that of other issuers. The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, including the lack of willingness or ability of the Chinese government to support the economies and markets of the Greater China region, lack of publicly available information, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Under China’s political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. Since 1978, the Chinese government has been, and is expected to continue, reforming its economic policies, which has resulted in less direct central and local government control over the business and production activities of Chinese enterprises and companies. Notwithstanding the economic reforms instituted by the Chinese government and the Chinese Communist Party, actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China, which could affect its public and private sector companies. In the past, the Chinese government has, from time to time, taken actions that influenced the prices at which certain goods may be sold, encouraged companies to invest or concentrate in particular industries, induced mergers between companies in certain industries and induced private companies to publicly offer their securities to increase or continue the rate of economic growth, controlled the rate of inflation or otherwise regulated economic expansion. It may do so in the future as well. As a result, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies. Further, public health emergencies resulting in market closures, travel restrictions, quarantines or other interventions, such as the coronavirus (“COVID-19”) outbreak, may cause uncertainty and volatility in the Chinese economy, especially in the consumer discretionary (leisure, retail, gaming, tourism), industrials, and commodities sectors. In addition, any reduction in spending on Chinese products and services, institution of tariffs, sanctions, capital controls, embargoes, trade wars, or other trade barriers or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.
China, including Hong Kong, is designated as a “foreign adversary” of the United States under U.S. regulations, a designation that subjects certain transactions involving information and communications technology to heightened scrutiny and the potential that such transactions may be prohibited. In addition, actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the United States, may negatively impact the value and liquidity of such securities held by a Fund. Further, from time to time, certain companies in which a Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance or require a Fund to sell (or conversely, prevent the Fund from purchasing or selling) the securities of the company.
China A-Share Investment Risk. The Shanghai-Hong Kong Stock Connect program and the Shenzhen-Hong Kong Stock Connect program (both programs collectively referred to as the “Stock Connect Program”) are securities trading and clearing programs through which a fund can trade eligible listed China A-shares. Investing in A-shares through the Stock Connect Program is subject to trading, clearance, settlement and other procedures, which could pose risks to a fund. Trading through the Stock Connect Program is subject to the daily quota, which may restrict or preclude a fund's ability to invest in Stock Connect securities. Foreign investors, individually and in the aggregate, are subject to ownership limitations from Shanghai or Shenzhen listed companies, including those purchased through the Stock Connect Program. Once the daily quota is reached, orders to purchase additional China A-shares through the Stock Connect Program will be rejected.
Chinese Variable Interest Entity Investment Risk. Many Chinese companies have created a special structure, which is based in China, known as a variable interest entity (“VIE”) as a means to circumvent limits on direct foreign ownership of equity in Chinese operating companies in certain sectors, such as internet, media, education and telecommunications, imposed by the Chinese government. Typically in such an arrangement, a China-based operating company establishes an offshore “holding” company in another jurisdiction that likely does not have the same disclosure, reporting, and governance requirements as the United States. The holding company issues shares, i.e., is “listed”, on a foreign exchange such as the New York Stock Exchange or the Hong Kong Stock Exchange. The listed holding company enters into service and other contracts with the China-based operating company, typically through the China-based VIE. The VIE must be owned by Chinese nationals (and/or other Chinese companies), which often are the VIE’s founders, in order to obtain the licenses and/or assets required to operate in the restricted or prohibited sector in China. The operations and financial position of the VIE are included in consolidated financial statements of the listed holding company. Foreign investors, including mutual funds and ETFs (such as the Funds), hold stock in the listed holding company rather than directly in the China-based operating company.
The VIE structure allows foreign shareholders to exert a degree of control and obtain economic benefits arising from the operating company but without formal legal ownership because the listed holding company’s control over the operating company is predicated entirely on contracts with the VIE. The listed holding company is distinct from the underlying operating company, and an investment in the listed holding company represents exposure to a company that maintains service contracts with the operating company, not equity ownership.
Investments in companies that use VIEs may pose additional risks because the investment is made through the listed holding company’s service and other contractual arrangements with the underlying Chinese operating company. As a result, such investment may limit the rights of an investor with respect to the underlying Chinese operating company. The contractual arrangements between the VIE and the operating company may not be as effective in providing operational control as direct equity ownership. The Chinese government could determine at any time and without notice that the underlying contractual arrangements on which control of the VIE is based violate Chinese law. While VIEs are a longstanding industry practice, well known to Chinese officials and regulators, VIEs historically have not been formally recognized under Chinese law. Effective March 31, 2023, the China Securities Regulatory Commission (“CSRC”) released new rules and implementing guidelines that permit the use of VIE structures, provided they abide by Chinese laws and register with the CSRC. The rules, however, may cause Chinese companies to undergo greater scrutiny and may make the process to create VIEs more difficult and costly. Further, while the rules and implementing guidelines do not prohibit the use of VIE structures, this does not serve as a formal endorsement by the Chinese government. There is a risk that the Chinese government may cease to tolerate VIEs at any time, and any guidance or further rulemaking prohibiting or restricting these structures by the Chinese government, generally or with respect to specific industries, would likely cause impacted VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent losses, and in turn, adversely affect the Fund’s returns and net asset value. The future of the VIE structure generally and with respect to certain industries remains uncertain.
The Chinese government previously placed restrictions on China-based companies raising capital offshore in certain sectors, including through VIEs, and investors face uncertainty about future actions by the Chinese government that could significantly affect the operating company’s financial performance and the enforceability of the contractual arrangements underlying the VIE structure. It is uncertain whether Chinese officials or regulators will withdraw their acceptance of the VIE structure, generally, or with respect to certain industries, or whether any new laws, rules or regulations relating to VIE structures will be adopted and what impact such laws may have on foreign investors. There is a risk that China might prohibit the existence of VIEs or sever their ability to transmit economic and governance rights to foreign individuals and entities; if so, the market value of any associated portfolio holdings would likely suffer substantial, detrimental, and possibly permanent loss.
Chinese companies, including those listed on U.S. exchanges, are generally not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries. As a result, information about VIEs may be less reliable or complete. Foreign companies with securities listed on U.S. exchanges, including those that utilize VIEs, may be delisted if they do not meet the requirements of the listing exchange, the Public Company Accounting Oversight Board and the U.S. government, which could significantly decrease the liquidity and value of such securities. Actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the U.S., may negatively impact the liquidity and value of such securities.
Correlation and Tracking Error.  Correlation measures the degree of association between the returns of a Fund and its Underlying Index. Each Fund seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of its Underlying Index; a figure of 1.00 would indicate perfect correlation. Correlation is calculated at each Fund’s fiscal year-end by comparing the Fund’s average monthly total returns, before fees and expenses, to its Underlying Index’s average monthly total returns over the prior one-year period (or since inception if the Fund has been in existence for less than one year). Another means of evaluating the degree of correlation between the returns of a Fund and its Underlying Index is to assess the “tracking error” between the two. Tracking error means the variation between each Fund’s annual return and the return of its Underlying Index, expressed in terms of standard deviation. Each Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period, by taking the standard deviation of the difference in the Fund’s returns versus the Underlying Index’s returns.
An investment in each Fund also should be made with an understanding that the Fund will not be able to replicate exactly the performance of its Underlying Index because the total return the securities generate will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its Underlying Index. Also, to the extent that a Fund were to issue and redeem Creation Units principally for cash, it generally would incur higher costs in buying and selling securities than if it issued and redeemed Creation Units principally in-kind.
In addition, the use of a representative sampling methodology (which may arise for a number of reasons, including a large number of securities within an Underlying Index, or the limited assets of a Fund) may cause a Fund not to be as well correlated with the return of its Underlying Index as would be the case if the Fund purchased all of the securities in its Underlying Index in the proportions represented in such Underlying Index. It is also possible that, for short periods of time, a Fund may not fully replicate the performance of its Underlying Index due to the temporary unavailability of certain Underlying Index securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time, because a Fund is required to correct such imbalances by means of adjusting the composition of its portfolio holdings. It also is possible that the composition of a Fund may not replicate exactly the composition of its respective Underlying Index if the Fund has to adjust its portfolio holdings to continue to qualify as a “regulated investment company” (a “RIC”) under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (the "Code").
Certain regulated industries and certain international markets may impose limits on the amount that a Fund may invest and/or vote in an issuer in such industry or market, or that may be invested or voted on an aggregate basis in such an issuer by the Adviser, affiliates of the Adviser and other funds (including ETFs) managed by the Adviser. These limits generally may not be exceeded without a license or other regulatory or corporate consent.
If a Fund, or other funds (including ETFs) managed by the Adviser or affiliates of the Adviser on an aggregate basis, exceeds certain ownership thresholds through transactions undertaken by the Fund, the Adviser or affiliates of the Adviser, or as a result of third-party transactions or actions by a government agency or securities issuer, the Adviser's ability to purchase or dispose of investments for the Fund may be restricted or impaired. This could cause the Fund to experience increased tracking error. Such limitations could also have adverse effects on a Fund's performance and the liquidity of its investments. Efforts by the Adviser to address such ownership limitations could also have adverse tax consequences and may not be successful in reducing the risk of tracking error.
Equity Securities. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of the Fund to fluctuate. The value of equity securities may fall as a result of factors directly relating to the issuer, such as decisions made by its management or lower demand for its products or services. An equity security’s value also may fall because of factors affecting not just the issuer, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of an issuer’s equity securities also may be affected by changes in financial markets that are relatively unrelated to the issuer or its industry, such as changes in interest rates or currency exchange rates. Global stock markets, including the U.S. stock market, tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Equity securities may include:
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Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.
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Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks usually do not have voting rights. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of preferred stock take precedence over the claims of those who own common stock, but are subordinate to those of bond owners.
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Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own convertible securities.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable nonconvertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
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Small- and Mid- Capitalization Companies. Investing in equity securities of small- and mid- capitalization companies often involves greater risk than do investments in larger capitalization companies. This increased risk may be due to greater business risks customarily associated with a smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter (“OTC”) market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or market averages in general.
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Master Limited Partnerships (“MLPs”). MLPs are generally limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the OTC market. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.
The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate or oil and gas industries.
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Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.
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Rights. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a price lower than the public offering price. An investment in rights may entail greater risks than certain other types of investments. Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.
Lending Portfolio Securities. From time to time, a Fund (as the Adviser shall so determine) may lend its portfolio securities (principally to brokers, dealers or other financial institutions) to generate additional income. Such loans are callable at any time and are secured continuously by segregated collateral equal to at least 102% (105% for international securities) of the market value, determined daily, of the loaned securities. A Fund may lend portfolio securities to the extent of one-third of its total assets. A Fund will loan its securities only to parties that the Adviser has determined are in good standing and when, in the Adviser’s judgment, the potential income earned would justify the risks.
Although voting rights may pass with the lending of portfolio securities, a Fund will be entitled to call loaned securities, or otherwise obtain rights to vote or consent, when deemed necessary by the Adviser with respect to a material event affecting securities on loan. A Fund will receive income in lieu of dividends on loaned securities and may, at the same time, generate income on the loan collateral or on the investment of any cash collateral.
Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering securities loaned or gaining access to the collateral. If a Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Fund if, and to the extent that, the market value of the loaned securities increases and the collateral is not increased accordingly. Securities lending also involves exposure to operational risk (the risk of loss resulting from errors in the settlement and accounting process) and “gap risk” (the risk that the return on cash collateral reinvestments will be less than the fees paid to the borrower).
Any cash received as collateral for loaned securities will be invested, in accordance with a Fund’s investment guidelines, in an affiliated money market fund. Investing this cash subjects that investment to market appreciation or depreciation. For purposes of determining whether a Fund is complying with its investment policies, strategies and restrictions, the Fund or the Adviser will consider the loaned securities as assets of the Fund, but will not consider any collateral received as a Fund asset. A Fund will bear any loss on the investment of cash collateral. A Fund may have to pay the borrower a fee based on the amount of cash collateral.
For a discussion of the federal income tax considerations relating to lending portfolio securities, see “Taxes.”
Repurchase Agreements. Each Fund may enter into repurchase agreements, which are agreements pursuant to which a Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which a Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. Each Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers (“Qualified Institutions”). The Adviser will monitor the continued creditworthiness of Qualified Institutions.
The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Fund's ability to dispose of the underlying securities may be restricted. Finally, a Fund may not be able to substantiate its interest in the underlying securities. If the seller fails to repurchase the securities, a Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.
The resale price reflects the purchase price plus an agreed upon market rate of interest. The securities underlying a repurchase agreement will be marked-to-market every business day, and if the value of the securities falls below a specified percentage of the repurchase price (typically 102%), the counterparty will be required to deliver additional collateral to a Fund in the form of cash or additional securities. Custody of the securities will be maintained by a Fund's custodian or sub-custodian for the duration of the agreement.
Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities by a Fund to financial institutions such as banks and broker-dealers with an agreement by a Fund to repurchase the securities at an agreed-upon price and date (or upon demand). During the reverse repurchase agreement period, a Fund continues to receive interest and principal payments on the securities sold, but pays interest to the other party on the proceeds received. Reverse repurchase agreements are a form of leverage and involve the risk that the market value of securities to be repurchased by a Fund may decline below the price at which the Fund is obligated to repurchase the securities, resulting in a requirement for the Fund to deliver margin to the other party in the amount of the related shortfall, or that the other party may default on its obligation so that the Fund is delayed or prevented from completing the transaction. Leverage may make the Fund's returns more volatile and increase the risk of loss. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Recently finalized rules by the SEC will require certain transactions involving U.S. Treasuries, including reverse repurchase agreements, to be centrally cleared. Compliance with these rules is expected to be required in the middle of 2027. Although the impact of these rules on the Funds is difficult to ascertain, the rules could reduce the availability of reverse repurchase agreements for investment or increase the costs of entering into such transactions. The Funds intend to use the reverse repurchase technique only when the Adviser believes it will be advantageous to a Fund.
Money Market Instruments. Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which a Fund may invest include: (i) short-term obligations issued by the U.S. government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody's Ratings ("Moody's") or “A-1+” or “A-1” by S&P Global Ratings or has a similar rating from a comparable rating agency, or if unrated, of comparable quality as the Adviser determines; (iv) repurchase agreements; and (v) money market mutual funds, including affiliated money market funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
Portfolio Turnover Risk. A Fund may engage in active and frequent trading of its portfolio securities to reflect the rebalancing of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs and may result in higher taxes when Shares are held in a taxable account.
U.S. Government Obligations. Each Fund may invest in short-term U.S. government obligations. U.S. government obligations are a type of bond and include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. These include bills, notes and bonds issued by the U.S. Treasury, as well as “stripped” or “zero coupon” U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds.

Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.
Short-term obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“Fannie Mae”), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the former Student Loan Marketing Association (“SLMA”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, although issued by an instrumentality chartered by the U.S. government, like the Federal Farm Credit Bureau (“FFCB”), are supported only by the credit of the instrumentality.
In 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) into conservatorship. Since that time, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases as well as U.S. Treasury and Federal Reserve purchases of their mortgage-backed securities. While the purchase programs for mortgage-backed securities ended in 2010, the U.S. Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth. However, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. In addition, Fannie Mae and Freddie Mac are also the subject of several continuing class action lawsuits and investigations by federal regulators, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. government is considering multiple options, ranging from significant reform, nationalization, privatization, consolidation, or abolishment of the entities.
The FHFA and the U.S. Treasury (through its agreements to purchase preferred stock of Fannie Mae and Freddie Mac) also have imposed strict limits on the size of the mortgage portfolios of Fannie Mae and Freddie Mac. In August 2012, the U.S. Treasury amended its preferred stock purchase agreements to provide that the portfolios of Fannie Mae and Freddie Mac will be wound down at an annual rate of 15% (up from the previously agreed annual rate of 10%), requiring Fannie Mae and Freddie Mac to reach the $250 billion target four years earlier than previously planned. Further, when a ratings agency downgraded long-term U.S. government debt in August 2011, the agency also downgraded the bond ratings of Fannie Mae and Freddie Mac, from AAA to AA+, based on their direct reliance on the U.S. government (although that rating did not directly relate to their mortgage-backed securities). The U.S. government’s commitment to ensure that Fannie Mae and Freddie Mac have sufficient capital to meet their obligations was, however, unaffected by the downgrade.
The U.S. Treasury has put in place a set of financing agreements to help ensure that these entities continue to meet their obligations to holders of bonds they have issued or guaranteed. The U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Fund holding securities of such issuer might not be able to recover its investment from the U.S. government.
From time to time, policy changes by the U.S. government or its regulatory agencies and other governmental actions and political events within the United States, changes to the monetary policy by the

Federal Reserve or other regulatory actions, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan or other legislation aimed at addressing financial or economic conditions, the threat of a federal government shutdown, and threats not to increase or suspend the federal government’s debt limit, may affect investor and consumer confidence; increase volatility in the financial markets, perhaps suddenly and to a significant degree; reduce prices of U.S. Treasury securities and/or increase the costs of various kinds of debt; result in higher interest rates; and even raise concerns about the U.S. government’s credit rating and ability to service its debt. In May 2025, the long-term sovereign credit rating of the U.S. government was downgraded by Fitch and Moody’s due to a combination of expected fiscal deterioration, a high and growing government debt burden, rising interest costs, and an erosion of governance relative to peers. Further downgrades in the future could increase volatility in domestic and foreign financial markets, result in higher interest rates, lower prices of U.S. Treasury securities and increase the costs of different kinds of debt. If a U.S. government sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.
Other Investment Companies. Unless otherwise indicated in this SAI or in a Fund’s Prospectus, a Fund may purchase shares of other investment companies, including exchange-traded funds (“ETFs”), non-exchange traded U.S. registered open-end investment companies (mutual funds), closed-end investment companies, or non-U.S. investment companies traded on foreign exchanges. When a Fund purchases shares of another investment company, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company and will be subject to the risks associated with the portfolio investments of the underlying investment company.
The investment companies in which a Fund invests may have adopted certain investment restrictions that are more or less restrictive than the Fund’s investment restrictions, which may permit the Fund to engage in investment strategies indirectly that are prohibited under the Fund’s investment restrictions. For example, to the extent a Fund invests in underlying investment companies that concentrate their investments in an industry, a corresponding portion of the Fund’s assets may be indirectly exposed to that particular industry. The investment companies in which a Fund may invest include index-based investment companies. The main risk of investing in index-based investment companies is the same as investing in a portfolio of securities comprising an index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded. Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.
A Fund’s investment in the securities of other investment companies is subject to the applicable provisions of the 1940 Act and the rules thereunder. Specifically, Section 12(d)(1) of the 1940 Act contains various limitations on the ability of a registered investment company (an “acquiring fund”) to acquire shares of another registered investment company (an “acquired fund”). Under these limits, an acquiring fund generally cannot (i) purchase more than 3% of the total outstanding voting stock of an acquired fund; (ii) invest more than 5% of its total assets in securities issued by an acquired company; and (iii) invest more than 10% of its total assets in securities issued by other investment companies. Likewise, an acquired fund, as well as its principal underwriter or any broker or dealer registered under the Securities Exchange Act of 1934, cannot knowingly sell more than 3% of the total outstanding voting stock of the acquired fund to an acquiring fund, or more than 10% of the total outstanding voting stock of the acquired fund to acquiring funds generally.
Rule 12d1-4 under the 1940 Act allows a fund to acquire the securities of another investment company in excess of the limitations imposed by Section 12(d)(1) of the 1940 Act without obtaining an exemptive order from the SEC, subject to certain limitations and conditions. Among those conditions is the requirement that, prior to a fund relying on Rule 12d1-4 to acquire securities of another fund in excess of the limits of Section 12(d)(1), the acquiring fund must enter into a Fund of Funds Agreement with the acquired fund. (This requirement does not apply when the acquiring fund’s investment adviser acts as the acquired fund’s investment adviser and does not act as sub-adviser to either fund.)

Rule 12d1-4 also is designed to limit the use of complex fund structures. Under Rule 12d1-4, an acquired fund is prohibited from purchasing or otherwise acquiring the securities of another investment company or private fund if, immediately after the purchase or acquisition, the securities of investment companies and private funds owned by the acquired fund have an aggregate value in excess of 10% of the value of the acquired fund’s total assets, subject to certain limited exceptions. Accordingly, to the extent a Fund’s shares are sold to other investment companies in reliance on Rule 12d1-4, the Fund will be limited in the amount it could invest in other investment companies and private funds.
In addition to Rule 12d1-4, the 1940 Act and related rules provide other exemptions from these restrictions. For example, these limitations do not apply to investments by a Fund in investment companies that are money market funds, including money market funds that have the Adviser or an affiliate of the Adviser as an investment adviser.
Business Development Companies.  Each Fund may invest in Business Development Companies (“BDCs”). The 1940 Act imposes certain restraints upon the operations of BDCs. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. Generally, little public information exists for private and thinly traded companies and there is a risk that investors may not be able to make a fully informed investment decision. With investments in debt instruments, there is a risk that the issuer may default on its payments or declare bankruptcy. Additionally, a BDC may only incur indebtedness in amounts such that the BDC’s asset coverage equals at least 200% after such incurrence. These limitations on asset mix and leverage may prohibit the way that the BDC raises capital. BDCs generally invest in less mature private companies which involve greater risk than well-established publicly-traded companies.
Real Estate Investment Trusts (“REITs”).  Each Fund may invest in the securities of REITs, which pool investors’ funds for investments primarily in real estate properties, to the extent allowed by law. Investment in REITs may be the most practical available means for a Fund to invest in the real estate industry. As a shareholder in a REIT, a Fund would bear its ratable share of the REIT’s expenses, including its advisory and administration fees. At the same time, a Fund would continue to pay its own investment advisory fees and other expenses, as a result of which the Fund and its shareholders in effect would be absorbing duplicate levels of fees with respect to investments in REITs. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.
REITs generally can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs generally invest a majority of their assets in income-producing real estate properties to generate cash flow from rental income and gradual asset appreciation. The income-producing real estate properties in which equity REITs invest typically include properties such as office, retail, industrial, hotel and apartment buildings, self-storage, specialty and diversified and healthcare facilities. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.
REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. A Fund may invest in both publicly and privately traded REITs.
A Fund conceivably could own real estate directly as a result of a default on the securities it owns. Therefore, a Fund may be subject to certain risks associated with the direct ownership of real estate, including difficulties in valuing and trading real estate, declines in the values of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.
In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs depend upon management skill, are not diversified and therefore are subject to the risk of financing single or a limited number of projects. REITs also are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for conduit income tax treatment under the Code and/or failing to maintain an exemption from the 1940 Act. Changes in interest rates also may affect the value of debt securities held by the Funds. By investing in REITs indirectly through the Funds, a shareholder will bear not only his/her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the REITs.
Structured Notes. A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or SOFR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Depending on the factor(s) used and the use of multipliers or deflators, changes in interest rates and movement of such factor(s) may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Funds may lose money if the issuer of the note defaults, as the Funds may not be able to readily close out its investment in such notes without incurring losses.
Illiquid Investments. Each Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. For purposes of this 15% limitation, illiquid investment means any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the 1940 Act and applicable rules and regulations thereunder. Each Fund will monitor its portfolio liquidity on an ongoing basis to determine whether, in light of current circumstances, the appropriate level of liquidity is being maintained, and will take steps to ensure it adjusts its liquidity consistent with the policies and procedures adopted by the Trust on behalf of the Funds. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that dealers will make or maintain a market or that any such market will be or remain liquid. The price at which securities may be sold and the value of Shares will be adversely affected if trading markets for a Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.
Artificial Intelligence Risk. The rapid development and increasingly widespread use of certain artificial intelligence technologies, including, but not limited to, machine learning technology and generative and agentic artificial intelligence technologies (collectively “AI Technologies”), may adversely impact markets, the overall performance of a Fund's investments, or the services provided to a Fund by its service providers (including, without limitation, a Fund’s investment adviser, sub-adviser, fund accountant, custodian, or transfer agent). For example, issuers in which a Fund invests and/or service providers to the Funds may use and/or expand the use of AI Technologies in their business operations, and the challenges with properly managing its use could result in reputational harm, competitive harm, legal liability, and/or an adverse effect on business operations. AI Technologies are highly reliant on the collection and analysis of large amounts of data and complex algorithms, and it is possible that the information provided through use of AI Technologies could be insufficient, incomplete, inaccurate, misleading or biased, leading to adverse effects for a Fund, including, potentially, errors in decision making, reputational, financial or social harm, legal or operational challenges and investment losses. Inappropriate use of AI Technologies or overreliance on AI outputs without adequate human oversight may further exacerbate these risks. Additionally, the broader use of AI Technologies could impact the market as a whole, including by way of use by malicious actors for market manipulation, fraud and cyberattacks, and may face regulatory scrutiny in the future, which could limit the development of this technology and impede the growth of companies that develop and use AI.
To the extent a Fund invests in companies that develop, implement, or are otherwise involved in AI Technologies, the Fund may be particularly sensitive to the risks of those types of companies. These risks include, but are not limited to, small or limited markets for such securities, changes in business cycles, world economic growth, impediments to technological progress, rapid obsolescence, and government regulation.

Such companies may have limited product lines, markets, financial resources or personnel. Securities of such companies, especially smaller, start-up companies, tend to be more volatile than securities of companies that do not rely heavily on technology. Rapid changes to AI Technologies that affect a company’s products could have a material adverse effect on such company’s operating results. Companies that are extensively involved in AI Technologies also may rely heavily on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by these companies to protect their proprietary rights will be adequate to prevent the misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology. Such companies may engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful.
Actual usage of AI Technologies by a Fund’s service providers and issuers in which a Fund invests will vary. AI Technologies and their current and potential future applications, and the regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of future applications or regulations and the associated risks to a Fund.
Borrowing. Each Fund may borrow money from a bank or another person up to the limits and for the purposes set forth in the section “Investment Restrictions” to meet shareholder redemptions, for temporary or emergency purposes and for other lawful purposes. Borrowed money will cost a Fund interest expense and/or other fees. The costs of borrowing may reduce a Fund's return. Borrowing also may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations to repay borrowed monies. To the extent that a Fund has outstanding borrowings, it will be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of a Fund's portfolio securities.
Under the 1940 Act, a registered investment company can borrow an amount up to 33 1/3% of its assets for temporary or emergency purposes or to allow for an orderly liquidation of securities to meet redemption requests. If there are unusually heavy redemptions, a Fund may have to sell a portion of its investment portfolio at a time when it may not be advantageous to do so. Selling securities under these circumstances may result in a Fund having a lower NAV per Share.
Derivatives Risk. Derivatives are financial instruments that derive their performance from an underlying asset, index, interest rate or currency exchange rate. Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. They also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The counterparty to a derivative contract might default on its obligations. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in a Fund that invests in derivatives may change quickly and without warning.
For some derivatives, it is possible to lose more than the amount invested in the derivative. Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If a Fund uses derivatives to “hedge” a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the portfolio of a Fund. OTC derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with a Fund.
The regulation of derivatives is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, the Commodity Futures Trading Commission (“CFTC”) and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.
It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Fund engages in derivative transactions, may limit or prevent the Fund from using or limit the Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect the Fund’s ability to achieve its investment objective. The Adviser will continue to monitor developments in the area, particularly to the extent regulatory changes affect the Fund’s ability to enter into desired swap agreements. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund’s investments and cost of doing business.
Leverage Risk. Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction. Leverage may cause the portfolios of the Funds to be more volatile than if a portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by a Fund. The use of some derivatives may result in economic leverage, which does not result in the possibility of a Fund incurring obligations beyond its initial investment, but that nonetheless permits the Fund to gain exposure that is greater than would be the case in an unleveraged instrument.
Futures and Options. The Funds may enter into futures contracts, options and options on futures contracts. These futures contracts and options will be used to simulate full investment in the Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund will only enter into futures contracts and options on futures contracts that are traded on an exchange. The Funds will not use futures or options for speculative purposes.
A call option gives a holder the right to purchase a specific security or an index at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security or an index at a specified price within a specified period of time. The initial purchaser of a call option pays the “writer,” i.e., the party selling the option, a premium which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to seek to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to seek to hedge against an increase in the price of securities it is committed to purchase.
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on indices that reflect the market value of common stock of the firms included in the indices. Each Fund may enter into futures contracts to purchase security indices when the Adviser anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made.
An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of a Fund. The potential for loss related to writing call options on equity securities or indices is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.
The Funds may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.
Upon entering into a futures contract, a Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 7% of the contract amount (this amount is subject to change by the exchange on which the contract is traded). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the contract and is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the existing position in the contract.
Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, there is no guarantee that a liquid market will exist for a futures contract at a specified time. The Funds may utilize futures contracts only if an active market exists for such contracts.
Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the future and the movement in the Underlying Indexes. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to deliver the instruments underlying futures contracts it has sold.
The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) potentially is unlimited. No Fund plans to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options in a manner designed to limit their risk exposure to levels comparable to direct investment in stocks.
Utilization of futures and options on futures by the Funds involves the risk of imperfect or even negative correlation to an Underlying Index if the index underlying the futures contract differs from the Underlying Indexes of the Funds.
There also is the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option; however, this risk substantially is minimized because (a) of the regulatory requirement that the broker has to “segregate” customer funds from its corporate funds, and (b) in the case of regulated exchanges in the United States, the clearing corporation stands behind the broker to make good losses in such a situation. The purchase of put or call options could be based upon predictions by the Adviser as to anticipated trends, which could prove to be incorrect and a part or all of the premium paid therefore could be lost.
Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Funds to substantial losses. In the event of adverse price movements, the Funds would be required to make daily cash payments of variation margin.
Swap Agreements.  Each Fund may enter into swap agreements. Invesco Global Listed Private Equity ETF is the only Fund currently using swap agreements, including total return swap agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements usually will be done on a net basis, a Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.
Risks of Swap Agreements.  The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. Swap agreements are subject to the risk that the Counterparty will default on its obligations. If such a default were to occur, a Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws that could affect a Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive).
In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or basket of securities, and the non-asset reference could be a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. The payments of the two parties could be made on a net basis.
Total return swaps could result in losses for a Fund if the underlying asset or reference does not perform as anticipated. Total return swaps can have the potential for unlimited losses. A Fund may lose money in a total return swap if the Counterparty fails to meet its obligations.
Restrictions on the Use of Futures Contracts, Options on Futures Contracts and Swaps.  The Adviser has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”) with respect to the Funds. The Adviser therefore is not subject to registration or regulation as a CPO with respect to the Funds. In addition, the Adviser is relying upon a related exclusion from the definition of “commodity trading advisor” under the CEA and the rules of the CFTC. The terms of the CPO exclusion require the Funds, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forwards. Because the Adviser and each Fund intend to comply with the terms of the CPO exclusion, a Fund may, in the future, need to adjust its investment strategies, consistent with its investment objective, to limit its investments in these types of instruments. The Funds are not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser’s reliance on these exclusions, or the Funds, their investment strategies or Prospectus, or this SAI. Generally, the exclusion from CPO regulation requires each Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Fund’s positions in commodity interests may not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, a Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, a Fund can no longer satisfy these requirements, the Adviser would withdraw its notice claiming an exclusion from the definition of a CPO and would be subject to registration and regulation as a CPO with respect to that Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on Adviser’s compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to the Funds, the Funds may incur additional compliance and other expenses.

Political and Economic Risk. The economies of many countries may not be as developed as that of the United States' economy and may be subject to significantly different forces. Political, economic or social instability and development, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of portfolio investments. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may impair or otherwise limit the ability to invest in, receive, hold or sell the securities of such companies. These factors may affect the value of investments in those companies. Certain companies may operate in, or have dealings with, countries that the U.S. government has identified as state sponsors of terrorism. As a result, such companies may be subject to specific constraints or regulations under U.S. law and, additionally, may be subject to negative investor perception, either of which could adversely affect such companies' performance. Further, war and military conflict between countries or in a region, for example the current conflicts in the Ukraine and Middle East, may have an impact on the value of portfolio investments.
Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the armed conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact Fund investments. Such conflicts and tensions, and other corresponding events have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
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Risks Related to Russian Invasion of Ukraine.
In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, the North Atlantic Treaty Organization (NATO), and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas.
Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, among others, as well as the European Union, issued broad-ranging economic sanctions against Russia. The sanctions freeze certain Russian assets and prohibit trading by individuals and entities in certain Russian securities, engaging in certain private transactions, and doing business with certain Russian corporate entities, large financial institutions, officials and oligarchs. The sanctions led to the removal of selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications, commonly called “SWIFT,” the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. A number of large corporations have since withdrawn from Russia or suspended or curtailed their Russia-based operations.
The imposition of these current sanctions (and the potential for further sanctions in response to Russia’s continued military activity) and other actions undertaken by countries and businesses may adversely impact various sectors of the Russian economy, including but not limited to, the financials, energy, metals and mining, engineering, and defense and defense-related materials sectors. Such actions have resulted in the decline of the value and liquidity of Russian securities, and a weakening of the ruble, and could impair the ability of a Fund to buy, sell, receive, or deliver those securities. Moreover, the measures could adversely affect global financial and energy markets and thereby negatively affect the value of a Fund’s investments beyond any direct exposure to Russian issuers or those of adjoining geographic regions.
In response to sanctions, the Russian Central Bank raised its interest rates and banned sales of local securities by foreigners. Russia also prevented the export of certain goods and payments to foreign shareholders of Russian securities. Additionally, Russia, by presidential decree, has caused the transfer of all Russian equity securities to local Russian registrar accounts, which could impact the ability of a Fund’s custodian and sub-custodian to provide reasonable care over such securities as required by applicable U.S. regulatory custody requirements. Russia may take additional countermeasures or retaliatory actions, which may further impair the value and liquidity of Russian securities and Fund investments. Such actions could, for example, include restricting gas exports to other countries, the seizure of U.S. and European residents’ assets, or undertaking or provoking other military conflict elsewhere in Europe, any of which could exacerbate negative consequences on global financial markets and the economy. The actions discussed above could have a negative effect on the performance of Funds that may have exposure to Russia. While diplomatic efforts have been ongoing, the conflict between Russia and Ukraine is unpredictable and has the potential to result in broader military actions. The duration of the ongoing conflict and corresponding sanctions and related events cannot be predicted and may result in a negative impact on Fund performance and the value of Fund investments, particularly as it relates to Russian exposure.
Due to difficulties transacting in impacted securities, a Fund’s Underlying Index may remove such securities or implement caps on the securities as a result of the actions described above. Consequently, a Fund may experience challenges liquidating the applicable positions and/or sampling the Underlying Index to continue to seek the Fund’s investment objective. Such circumstances may lead to increased tracking error between a Fund’s performance and the performance of its Underlying Index. Additionally, due to current and potential future sanctions or potential market closures impacting the ability to trade Russian securities, a Fund may experience higher transaction costs and/or Shares may trade at a premium or discount to the Fund’s NAV.
Valuation Risk. Many factors may influence the price at which a Fund could sell a particular portfolio investment. The price a Fund could receive upon the sale of a portfolio investment may differ from a Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.
When market quotations are not readily available for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that a Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating a Fund’s net asset value, and it is possible that a Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when a Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if a Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Funds, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Funds or their service providers (including, without limitation, a Fund’s investment adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs.
Cybersecurity incidents can result from deliberate cyberattacks or unintentional events and may arise from external or internal sources. Cyberattacks may include infection by malicious software or gaining unauthorized access to digital systems, networks or devices that are used to service the Funds’ operations (e.g., by “hacking” or “phishing”). Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). These cyberattacks could cause the misappropriation of assets or personal information, corruption of data or operational disruptions. Geopolitical tensions may, from time to time, increase the scale and sophistication of deliberate cyberattacks.
Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Funds invest, counterparties with which the Funds engage, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. In addition, substantial costs may be incurred in order to prevent any cybersecurity incidents in the future. Although the Funds’ service providers may have established business continuity plans and risk management systems to mitigate cybersecurity risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. The Funds and their shareholders could be negatively impacted as a result.
The rapid development and increasingly widespread use of AI Technologies (as discussed under “Artificial Intelligence Risk” herein) could increase the effectiveness of cyberattacks and exacerbate the risks.
Business Continuity and Operational Risk. The Adviser, the Funds and the Funds’ service providers may experience disruptions or operating errors, such as processing errors or human errors, inadequate or failed internal or external processes, systems or technology failures, or other disruptive events, that could negatively impact and cause disruptions in normal business operations of the Adviser, the Funds or the Funds’ service providers. The Adviser has developed a Business Continuity Program (the “Program”) designed to minimize the disruption of normal business operations in the event of an adverse incident affecting the Funds, the Adviser and/or its affiliates. The Program is also designed to enable the Adviser to reestablish normal business operations in a timely manner during such an adverse incident; however, there are inherent limitations in such programs (including the possibility that contingencies have not been anticipated and procedures do not work as intended) and, under some circumstances (e.g. natural disasters, terrorism, public health crises, power or utility shortages and failures, system failures or malfunctions), the Adviser, its affiliates, and any service providers or vendors used by the Adviser, its affiliates, or the Fund could be prevented or hindered from providing services to the Funds for extended periods of time. These circumstances could cause disruptions and negatively impact the Funds’ service providers and the Funds’ business operations, potentially including an inability to process Fund shareholder transactions, an inability to calculate a Fund’s net asset value and price the Fund’s investments, and impediments to trading portfolio securities.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. Additionally, if a sector or sectors in which an Underlying Index is concentrated is negatively impacted to a greater extent by such events, the corresponding Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. These disruptions could prevent the Funds from executing advantageous investment decisions in a timely manner and negatively impact the Funds’ ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Funds.
The spread of the human coronavirus disease beginning in 2019 (“COVID-19”) is an example. In the first quarter of 2020, the World Health Organization (the “WHO”) recognized COVID-19 as a global pandemic and both the WHO and the United States declared the outbreak a public health emergency. The subsequent spread of COVID-19 resulted in, among other significant adverse economic impacts, instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 resulted in travel restrictions, closed international borders, disruptions of healthcare systems, business operations (including business closures) and supply chains, employee layoffs and general lack of employee availability, lower consumer demand, and defaults and credit downgrades, all of which contributed to disruption of global economic activity across many industries and exacerbated other pre-existing political, social and economic risks domestically and globally. Although the WHO and the United States ended their declarations of COVID-19 as a global health emergency in May 2023, the full economic impact at the macro-level and on individual businesses, as well as the potential for a future reoccurrence of COVID-19 or the occurrence of a similar epidemic or pandemic, is unpredictable and could result in significant and prolonged adverse impact on economies and financial markets in specific countries and worldwide and thereby could negatively affect a Fund’s performance.
Custody and Banking Risks. A Fund’s assets may be maintained with one or more banks or other depository institutions (“banking institutions”), including both U.S. and non-U.S. banking institutions. In addition, a Fund’s assets may be maintained at regional (or mid-size) banking institutions or large banking institutions. Regional banking institutions are generally subject to fewer regulatory safeguards than large banking institutions, causing regional banking institutions to be perceived as having greater credit risk than large banking institutions. A Fund may enter into credit facilities or have other financial relationships with banking institutions. The distress, impairment or failure of one or more banking institutions, whether or not holding a Fund’s assets, may inhibit the ability of a Fund to access depository accounts or lines of credit at all or in a timely manner. Such events can be caused by various factors including negative market sentiment, significant withdrawals, fraud, or poor management. In such cases, a Fund may need to delay or forgo making new investments, or a Fund may need to sell another investment to raise cash when it is not desirable to do so, which could result in lower performance. In the event of such a failure of a banking institution, access to such accounts could be restricted and U.S. Federal Deposit Insurance Corporation (“FDIC”) protection may not be available for balances in excess of the amounts insured by the FDIC (and similar considerations may apply to banking institutions in other jurisdictions not subject to FDIC protection). In such instances, a Fund may not recover such excess uninsured amounts and instead would only have an unsecured claim against the banking institution and may be able to recover only the residual value of the banking institution’s assets, if any value is recovered at all. The loss of any assets maintained with a banking institution or the inability to access such assets for a period of time, even if ultimately recovered, could be materially adverse to a Fund. In addition, the Adviser may not be able to identify all potential solvency or stress concerns with respect to a banking institution or transfer assets from one bank to another in a timely manner in the event a banking institution comes under stress or fails. It is also possible that a Fund will incur additional expenses or delays in putting in place alternative arrangements or that such alternative arrangements will be less favorable than those formerly in place (with respect to access to capital, economic terms, or otherwise).
Changing Interest Rates. In a low or negative interest rate environment, debt securities may trade at, or be issued with, negative yields, which means the purchaser of the security may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent a Fund holds a negatively-yielding debt security or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment. Cash positions may also subject a Fund to increased counterparty risk to the Fund's bank. Debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In the past, the U.S. government and certain foreign central banks have taken steps to stabilize markets by, among other things, reducing interest rates. To the extent such actions are pursued, they present heightened risks to debt securities, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. At times, the U.S. government also has sought to stabilize markets and curb inflation by implementing increases to the federal funds interest rate. As interest rates rise, there is risk that rates across the financial system also may rise. To the extent rates increase substantially and/or rapidly, a Fund may be subject to significant losses.

In a low or negative interest rate environment, some investors may seek to reallocate assets to other income-producing assets. This may cause the price of such higher yielding instruments to rise, could further reduce the value of instruments with a negative yield, and may limit a Fund's ability to locate fixed income instruments containing the desired risk/return profile. Changing interest rates, including, rates that fall below zero, could have unpredictable effects on the markets and may expose fixed income markets to heightened volatility, increased redemptions, and potential illiquidity.
With respect to a money market fund, which seeks to maintain a stable $1.00 price per share, a low or negative interest rate environment could impact the money market fund’s ability to maintain a stable $1.00 share price. During a negative interest rate environment causing a money market fund to have a negative gross yield, the money market fund may reduce the number of shares outstanding on a pro rata basis through reverse distribution mechanisms or other mechanisms to seek to maintain a stable $1.00 price per share, subject to approval of the board of trustees of the money market fund and to the extent permissible by applicable law and its organizational documents. A money market fund that implements share cancellation would continue to maintain a stable $1.00 share price by use of the amortized cost method of valuation and/or penny rounding method but the value of an investor’s investment would decline if the fund reduces the number of shares held by the investor. Alternatively, the money market fund may discontinue using the amortized cost method of valuation to maintain a stable $1.00 price per share and establish a fluctuating NAV per share rounded to four decimal places by using available market quotations or equivalents. A money market fund that floats its NAV would no longer maintain a stable $1.00 share price and instead have a share price that fluctuates. An investor in a money market fund that floats its NAV would lose money if the investor sells their shares when they are worth less than what the investor originally paid for them.
PORTFOLIO TURNOVER
Each Fund calculates its portfolio turnover rate by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal period by the monthly average of the value of portfolio securities owned by the Fund during the fiscal period. A 100% portfolio turnover rate would occur, for example, if all of the portfolio securities (other than short-term securities) were replaced once during the fiscal period. Portfolio turnover rates will vary from year to year, depending on market conditions and the nature of a Fund's holdings. The following Funds experienced significant variation in their portfolio turnover rates during the two most recently completed fiscal years ended April 30:

Fund	2026	2025
Invesco Buyback AchieversTM ETF(1)	95%	59%
Invesco S&P Spin-Off ETF(1)	117%	74%
(1) The Fund experienced significant variation in portfolio turnover during the two most recently completed fiscal years because of the application of the Fund’s Underlying Index methodology.
DISCLOSURE OF PORTFOLIO HOLDINGS
Quarterly Portfolio Schedule.  The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-PORT. The Trust also discloses a complete schedule of each Fund’s portfolio holdings with the SEC on Form N-CSR after its second and fourth fiscal quarters.
The Trust’s Forms N-PORT and Forms N-CSR are available on the SEC’s website at www.sec.gov. The Trust’s Forms N-PORT and Forms N-CSR are available without charge, upon request, by calling 630.933.9600 or 800.983.0903 or by writing to Invesco Exchange-Traded Fund Trust at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515.
Portfolio Holdings Policy.  The Trust has adopted a policy regarding the disclosure of information about the Funds’ portfolio holdings. The Board must approve all material amendments to this policy.

Each business day before the opening of regular trading on the Exchange where Shares are traded, the Fund discloses on its website (www.invesco.com/ETFs) the portfolio holdings that will form the basis for the Fund’s next calculation of NAV per Share. The Trust, the Adviser and The Bank of New York Mellon (“BNY” or the “Administrator”) will not disseminate non-public information concerning the Trust.
Access to information concerning the Funds’ portfolio holdings may be permitted at other times: (i) to personnel of third-party service providers, including the Funds’ custodian, transfer agent, auditors and counsel, as may be necessary to conduct business in the ordinary course in a manner consistent with such service providers’ agreements with the Trust on behalf of the Funds; or (ii) in instances when the Funds’ President and/or Chief Compliance Officer determines that (x) such disclosure serves a reasonable business purpose and is in the best interests of the Fund’s shareholders; and (y) in making such disclosure, no conflict exists between the interests of the Fund’s shareholders and those of the Adviser or the Distributor.
MANAGEMENT
The primary responsibility of the Board is to represent the interests of the Funds and to provide oversight of the management of the Funds. The Trust currently has nine Trustees. Eight Trustees are not “interested,” as that term is defined under the 1940 Act, and have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser (the “Independent Trustees”). The remaining Trustee (the “Interested Trustee”) is affiliated with the Adviser.
The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (defined below) that they oversee and other directorships, if any, that they hold are shown below. The “Fund Complex” includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser. As of the date of this SAI, the “Fund Family” consists of the Trust and six other ETF trusts advised by the Adviser.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high- speed rotating equipment service provider) (1988- 2001).	230	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship Foundation (2017- Present).
Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Formerly, Assistant Professor of Business, Trinity Christian College (2010-2016); Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial	230	None.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
			Group/Harris Private Bank.
Victoria J. Herget—1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978- 1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	230
Independent Trustee
(2025-Present), Adams
Street Private Equity
Navigator Fund and
Adams Street Credit
Solutions Fund;
Trustee Emerita (2017-
Present), Trustee
(2000-2017) and Chair
(2010-2017), Newberry
Library; Member
(2002-Present),
Rockefeller Trust
Committee; formerly,
Trustee, Chikaming
Open Lands (2014-
2023); Trustee, Mather
LifeWays (2001-2021);
Trustee, certain funds
in the Oppenheimer
Funds complex (2012-
2019); Board Chair
(2008-2015) and
Director (2004-2018),
United Educators
Insurance Company;
Independent Director,
First American Funds
(2003-2011); Trustee
(1992-2007), Chair of
the Board of Trustees
(1999-2007),
Investment Committee
Chair (1994-1999) and
Investment Committee
member (2007-2010),
Wellesley College;
Trustee, BoardSource
(2006-2009); Trustee,
Chicago City Day
School (1994-2005).

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee since 2008; Trustee since 2006	Formerly, Managing Director of Finance (2020- 2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health	230
Financial Secretary
(2025-Present),
Finance Committee
Member (2015-2021;
2024-Present),
Treasurer (2018-2021)
and Audit Committee
Member (2015),
Thornapple Evangelical
Covenant Church;
formerly, Board and

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

(health insurance) (2005-
2008); Regional Chief
Financial Officer, United
Healthcare (2005); Chief
Accounting Officer, Senior
Vice President of Finance,
Oxford Health Plans
(2000-2004); Audit
Partner, Arthur Andersen
LLP (1996-2000).
					Finance Committee Member (2009-2017) and Treasurer (2010- 2015, 2017), NorthPointe Christian Schools.
Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	230	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).
Joanne Pace—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019
Formerly, Senior Advisor,
SECOR Asset
Management, LP (2010-
2011); Managing Director
and Chief Operating
Officer, Morgan Stanley
Investment Management
(2006-2010); Partner and
Chief Operating Officer,
FrontPoint Partners, LLC
(alternative investments)
(2005-2006); Managing
Director (2003-2005),
Global Head of Human
Resources and member of
Executive Board and
Operating Committee
(2004-2005), Global Head
of Operations and Product
Control (2003-2004),
Credit Suisse (investment
banking); Managing
Director (1997-2003),
Controller and Principal
Accounting Officer (1999-
2003), Chief Financial
Officer (temporary
assignment) for the
Oversight Committee,
Long Term Capital
Management (1998-1999),
Morgan Stanley.
				230
Council Member, New
York-Presbyterian
Hospital’s Leadership
Council on Children’s
and Women’s Health
(2012-Present);
formerly, Board
Director, Horizon Blue
Cross Blue Shield of
New Jersey (2012-
2024); Governing
Council Member
(2016-2023) and Chair
of Education
Committee (2017-
2021), Independent
Directors Council
(IDC); Advisory Board
Director, The Alberleen
Group LLC (2012-
2021); Board Member,
100 Women in Finance
(2015-2020); Trustee,
certain funds in the
Oppenheimer Funds
complex (2012-2019);
Lead Independent
Director and Chair of
the Audit and
Nominating Committee
of The Global Chartist
Fund, LLC,
Oppenheimer Asset
Management (2011-
2012); Board Director,
Managed Funds

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
					Association (2008- 2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.
Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013
Formerly, Senior Vice
President of Global
Finance and Chief
Financial Officer, RBC
Ministries (publishing
company) (2013-2024);
Executive Vice President
and Chief Financial
Officer, Zondervan
Publishing (a division of
Harper Collins/NewsCorp)
(2007-2012); Senior Vice
President and Group
Controller (2005- 2006),
Senior Vice President and
Chief Financial Officer
(2003-2004), Chief
Financial Officer (2001-
2003), Vice President,
Finance and Controller
(1999-2001) and Assistant
Controller (1997-1999),
divisions of The Thomson
Corporation (information
services provider); Senior
Audit Manager (1994-
1997),
PricewaterhouseCoopers
LLP.
				230
Board and Finance
Committee Chair
(2025-Present),
SpringHill Camps;
Board and Finance
Committee Member,
(2010-Present),
Finance Committee
Chair (2024-Present),
West Michigan Youth
For Christ; formerly,
Board Member and
Treasurer, Our Daily
Bread Ministries
Canada (2015-2024).

Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Chair since 2012; Trustee since 2006	Formerly, Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018- 2024); Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010- 2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016- 2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank— Wheaton/Glen Ellyn	230	Advisory Board member, Prometheum, Inc. (2025-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present); Director, Penfield Children’s Center (2004-Present).

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

(subsidiary) (2013-2015);
Chief Operating Officer,
AMCORE Financial, Inc.
(bank holding company)
(2007-2009); Executive
Vice President and Chief
Financial Officer,
AMCORE Financial, Inc.
(2006-2007); Senior Vice
President and Treasurer,
Marshall & Ilsley Corp.
(bank holding company)
(1995-2006).

*
This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, subject to the Retirement Policy described below, until his or her successor is elected.
The Interested Trustee, President and Principal Executive Officer of the Trust, his term of office and length of time served, his principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee, are shown below.
Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Brian Hartigan—1978 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee, President and Principal Executive Officer	Trustee since 2024; President and Principal Executive Officer since 2023
President and Principal
Executive Officer, Invesco
Exchange-Traded Fund
Trust, Invesco Exchange-
Traded Fund Trust II,
Invesco India Exchange-
Traded Fund Trust,
Invesco Actively Managed
Exchange-Traded Fund
Trust, Invesco Actively
Managed Exchange-
Traded Commodity Fund
Trust, Invesco Exchange-
Traded Self-Indexed Fund
Trust (2023 – Present)
and Invesco QQQ Trust,
Series I (2025-Present);
Managing Director and
Global Head of ETFs,
Indexed Strategies, SMAs
and Model Portfolios,
Chief Executive Officer
and Principal Executive
Officer, Invesco Capital
Management LLC (2023 -
Present); Chief Executive
Officer, Manager and
Principal Executive Officer,
Invesco Specialized
				230	None.

Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years

Products, LLC (2023 –
Present); Director,
Co-Chief Executive Officer
and Co-President, Invesco
Capital Markets, Inc.
(2020 – Present);
Manager and President,
Invesco Investment
Advisers LLC (2020 –
Present) and Manager,
Invesco Indexing LLC
(2023 – Present); formerly,
Global Head of ETF
Investments and Indexed
Strategy (2020 - 2023);
Global Head of ETF
Investments (2017 -
2020); Head of
Investments-PowerShares
(2015 - 2017) and
Executive Director,
Product Development,
Invesco Capital Markets,
Inc. (2010 - 2015).

*
Mr. Hartigan is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust.
**
The Interested Trustee serves an indefinite term, until his successor is elected.
The other executive officers of the Trust, their term of office and length of time served, and their principal business occupations during at least the past five years are shown below.
Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During at Least the Past 5 Years
Adrien Deberghes — 1967 Invesco Capital Management LLC, 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2020
Vice President, Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II, Invesco India Exchange-Traded
Fund Trust, Invesco Actively Managed Exchange-Traded Fund
Trust, Invesco Actively Managed Exchange-Traded Commodity
Fund Trust, Invesco Exchange-Traded Self-Indexed Fund Trust
(2020-Present) and Invesco QQQ Trust, Series 1 (2025-Present);
Head of the Fund Office of the CFO, Fund Administration and
Vice President, Invesco Advisers, Inc. (2020-Present); Principal
Financial Officer (2020-Present), Treasurer (2020-Present) and
Senior Vice President (2023-Present), The Invesco Funds;
formerly, Director, Invesco Trust Company (2023-2025); Vice
President, The Invesco Funds (2020-2023); Senior Vice President
and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos — 1970 Invesco Capital Management LLC, 11 Greenway Plaza Houston, TX 77046	Vice President and Treasurer	Since 2018
Vice President, Invesco Advisers, Inc. (2020-Present); Director,
Invesco Trust Company (2025-Present); Principal Financial and
Accounting Officer- Pooled Investments, Invesco Specialized
Products, LLC (2018-Present); Vice President and Treasurer,
Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Commodity Fund Trust, Invesco

Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During at Least the Past 5 Years

Exchange-Traded Self-Indexed Fund Trust (2018-Present) and
Invesco QQQ Trust, Series 1 (2025-Present); Principal Financial
and Accounting Officer-Pooled Investments, Invesco Capital
Management LLC (2018-Present); Vice President and Assistant
Treasurer (2008-Present), The Invesco Funds; formerly, Principal
Financial Officer (2016-2020) and Assistant Vice President (2008-
2016), The Invesco Funds; Assistant Treasurer, Invesco
Specialized Products, LLC (2018); Assistant Treasurer, Invesco
Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund
Trust II, Invesco India Exchange-Traded Fund Trust and Invesco
Actively Managed Exchange-Traded Fund Trust (2012-2018),
Invesco Actively Managed Exchange-Traded Commodity Fund
Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed
Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital
Management LLC (2013-2018).

Adam Henkel — 1980 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Secretary	Since 2020
Assistant General Counsel (2024-Present) and Secretary (2020-
Present), Invesco Capital Management LLC; Assistant Secretary,
Invesco Advisers, Inc. (2025-Present); Secretary, Invesco
Specialized Products LLC (2020-Present); Secretary, Invesco
Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund
Trust II, Invesco India Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Commodity Fund Trust, Invesco
Exchange-Traded Self-Indexed Fund Trust (2020-Present) and
Invesco QQQ Trust, Series 1 (2025-Present); Assistant Secretary,
Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary,
The Invesco Funds (2014-Present); Manager (2020-Present) and
Secretary (2022-Present), Invesco Indexing LLC; Manager,
Invesco Investment Advisers LLC (2024-Present); formerly,
Assistant Secretary, Invesco Investment Advisers LLC (2020-
2024); Assistant Secretary of Invesco Exchange-Traded Fund
Trust, Invesco Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Fund Trust and Invesco Actively Managed
Exchange-Traded Commodity Fund Trust (2014-2020); Chief
Compliance Officer of Invesco Capital Management LLC (2017);
Chief Compliance Officer of Invesco Exchange-Traded Fund
Trust, Invesco Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Fund Trust and Invesco Actively Managed
Exchange-Traded Commodity Fund Trust (2017); Senior Counsel,
Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco
Specialized Products, LLC (2018-2020); Head of Legal - ETFs,
Invesco Capital Management LLC and Invesco Specialized
Products, LLC (2020-2024).

Peter Hubbard — 1981 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Vice President	Since 2009
Vice President, Invesco Specialized Products, LLC (2018-
Present); Vice President, Invesco Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-
Traded Fund Trust, Invesco Actively Managed Exchange-Traded
Fund Trust (2009-Present), Invesco Actively Managed Exchange-
Traded Commodity Fund Trust (2014-Present), Invesco
Exchange-Traded Self-Indexed Fund Trust (2016-Present) and
Invesco QQQ Trust, Series 1 (2025-Present); Vice President and
Director of Portfolio Management, Invesco Capital Management
LLC (2010-Present); Vice President, Invesco Advisers, Inc. (2020-
Present); formerly, Vice President of Portfolio Management,
Invesco Capital Management LLC (2008-2010); Portfolio
Manager, Invesco Capital Management LLC (2007-2008);

Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During at Least the Past 5 Years
Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).
Rudolf E. Reitmann — 1971 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Vice President	Since 2013
Head of Global Exchange Traded Funds Services, Invesco
Specialized Products, LLC (2018-Present); Vice President,
Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Fund Trust (2013-Present),
Invesco Actively Managed Exchange-Traded Commodity Fund
Trust (2014-Present), Invesco Exchange-Traded Self-Indexed
Fund Trust (2016-Present) and Invesco QQQ Trust, Series 1
(2025-Present); Head of Global Exchange Traded Funds
Services, Invesco Capital Management LLC (2013-Present); Vice
President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars — 1976 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017
Chief Compliance Officer, Invesco Specialized Products, LLC
(2018-Present); Chief Compliance Officer, Invesco Capital
Management LLC (2017-Present); Chief Compliance Officer,
Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Commodity Fund Trust, Invesco
Exchange-Traded Self-Indexed Fund Trust (2017-Present) and
Invesco QQQ Trust, Series 1 (2025-Present); formerly, Vice
President and Deputy Chief Compliance Officer, ALPS Holding,
Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer,
Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S.
Bancorp Fund Services, LLC (2001-2005).

*
This is the date the Officer began serving the Trust in his or her current position. Each Officer serves an indefinite term, until his or her successor is elected.
For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies in the Fund Family overseen by the Trustee as of December 31, 2025, is shown below.
Name of Trustee	Dollar Range of Equity Securities Per Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Family
Independent Trustees
Ronn R. Bagge	Invesco Dorsey Wright Momentum ETF	Over $100,000
Over $100,000
Invesco S&P 500 Equal Weight ETF
Over $100,000
Todd J. Barre	Invesco RAFI US 1000 ETF	Over $100,000
Over $100,000
Invesco RAFI US 1500 Small-Mid ETF
Over $100,000
Invesco S&P 500 Equal Weight ETF
Over $100,000
Victoria J. Herget	Invesco Dorsey Wright Momentum ETF	Over $100,000
$10,001 - $50,000
Invesco Large Cap Value ETF
$50,001 - $100,000

Name of Trustee	Dollar Range of Equity Securities Per Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Family
Invesco S&P 500 Equal Weight ETF
$10,001 - $50,000
Marc M. Kole	Invesco Large Cap Growth ETF	Over $100,000
Over $100,000
Invesco Large Cap Value ETF
Over $100,000
Invesco S&P 500 Equal Weight ETF
$10,001 - $50,000
Invesco S&P MidCap Momentum ETF
Over $100,000
Yung Bong Lim	Invesco International Dividend Achievers ETF	Over $100,000
Over $100,000
Joanne Pace	Invesco Aerospace & Defense ETF	Over $100,000
Over $100,000
Invesco RAFI US 1000 ETF
Over $100,000
Invesco S&P 500 Equal Weight ETF
Over $100,000
Invesco S&P 500 Quality ETF
Over $100,000
Gary R. Wicker	Invesco RAFI US 1500 Small-Mid ETF	Over $100,000
$50,001 - $100,000
Invesco S&P 500 Quality ETF
Over $100,000
Donald H. Wilson	Invesco Bloomberg MVP Multi-factor ETF	Over $100,000
$10,001 - $50,000
Invesco Large Cap Growth ETF
Over $100,000
Invesco Large Cap Value ETF
Over $100,000
Invesco RAFI US 1000 ETF
Over $100,000
Invesco S&P MidCap 400 GARP ETF
Over $100,000
Invesco S&P MidCap Momentum ETF
Over $100,000
Invesco S&P MidCap Quality ETF
$10,001 - $50,000
Invesco S&P SmallCap Value with Momentum ETF
Over $100,000
Invesco Water Resources ETF
$50,001 - $100,000

Interested Trustee
Brian Hartigan	Invesco RAFI US 1000 ETF	Over $100,000
$10,001 - $50,000
Invesco S&P 500 Equal Weight ETF
$10,001 - $50,000

The dollar range of equity securities for Messrs. Bagge, Lim, and Wilson and Mses. Herget and Pace shown above includes shares of certain funds in which they are deemed to be invested pursuant to the Trust’s deferred compensation plan (“DC Plan”), which is described below.
As of December 31, 2025, as to each Independent Trustee and his or her immediate family members, no person owned, beneficially or of record, securities in an investment adviser or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Funds.
Board and Committee Structure. As noted above, the Board is responsible for oversight of the Funds, including oversight of the duties performed by the Adviser for each Fund under the investment advisory agreement, as amended and restated, between the Adviser and the Trust, on behalf of each Fund (the “Investment Advisory Agreement”). The Board generally meets in regularly scheduled meetings five times a year and may meet more often as required. During the Trust’s fiscal year ended April 30, 2026, the Board held seven meetings.
The Board has three standing committees, the Audit Committee, the Investment Oversight Committee and the Nominating and Governance Committee, and has delegated certain responsibilities to those Committees.
Mr. Kole (Chair), Ms. Pace, and Messrs. Wicker and Wilson currently serve as members of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) approve and recommend to the Board the selection of the Trust’s independent registered public accounting firm, (ii) review the scope of the independent registered public accounting firm’s audit activity, (iii) review the audited financial statements, and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Trust’s internal controls over financial reporting. During the Trust’s fiscal year ended April 30, 2026, the Audit Committee held six meetings.
Mr. Bagge, Dr. Barre, Ms. Herget and Mr. Lim (Chair) currently serve as members of the Investment Oversight Committee. The Investment Oversight Committee has the responsibility, among other things, (i) to review fund investment performance, including tracking error and correlation to a Fund’s underlying index, (ii) to review any proposed changes to a Fund’s investment policies, comparative benchmark indices or underlying index, and (iii) to review a Fund’s market trading activities and portfolio transactions. The Investment Oversight Committee also oversees the Adviser’s process for fair valuing the Funds’ portfolio investments and receives reports from the Adviser regarding the fair valuation of the Funds’ portfolio investments in accordance with the Adviser’s Valuation Procedures, which have been approved by the Board (the “Valuation Procedures”). During the Trust’s fiscal year ended April 30, 2026, the Investment Oversight Committee held five meetings.
Mr. Bagge (Chair), Dr. Barre, Ms. Herget, Messrs. Kole and Lim, Ms. Pace, and Messrs. Wicker and Wilson currently serve as members of the Nominating and Governance Committee. The Nominating and Governance Committee has the responsibility, among other things, to identify and recommend individuals for Board membership and evaluate candidates for Board membership. The Board will consider recommendations for trustees from shareholders. Nominations from shareholders should be in writing and sent to the Secretary of the Trust to the attention of the Chair of the Nominating and Governance Committee, as described below under the caption “Shareholder Communications.” During the Trust’s fiscal year ended April 30, 2026, the Nominating and Governance Committee held four meetings.
Mr. Wilson, one of the Independent Trustees, serves as the chair of the Board (the “Independent Chair”). The Independent Chair, among other things, chairs the Board meetings, participates in the preparation of the Board agendas and serves as a liaison between, and facilitates communication among, the other Independent Trustees, the full Board, the Adviser and other service providers with respect to Board matters. Mr. Bagge, as Chair of the Nominating and Governance Committee, serves as Vice Chair of the Board (“Vice Chair”). In the absence of the Independent Chair, the Vice Chair is responsible for all of the Independent Chair’s duties and may exercise any of the Independent Chair’s powers. The Chairs of each Committee also serve as liaisons between the Adviser and other service providers and the other Independent Trustees for matters pertaining to the respective Committee. The Board believes that its current leadership structure is appropriate taking into account the assets and number of funds in the Fund Family overseen by the Trustees, the size of the Board and the nature of the funds’ business, as the Interested Trustee and the officers of the Trust provide the Board with insight as to the daily management of the funds while the Independent Chair promotes independent oversight of the funds by the Board.
Risk Oversight. Each Fund is subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its Committees, as part of its oversight responsibilities, oversees the services provided by the Adviser and the Trust’s other service providers in connection with the management and operations of the Funds, as well as their associated risks. Under the oversight of the Board, the Trust, the Adviser and other service providers have adopted policies, procedures and controls to address these risks. The Board, directly and through its Committees, receives and reviews information from the Adviser, other service providers, the Trust’s independent registered public accounting firm, Trust counsel and counsel to the Independent Trustees to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding the Funds’ investments, including Fund performance and investment practices, valuation of Fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, the Funds’ investment objective, policies and restrictions, and reviews any areas of non-compliance with the Funds’ investment policies and restrictions. The Audit Committee monitors the Trust’s accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting the Trust. As part of its compliance oversight, the Board reviews the annual compliance report issued by the Trust’s Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to those policies and procedures and quarterly reports on any material compliance issues that arose during the period.
Experience, Qualifications and Attributes. As noted above, the Nominating and Governance Committee is responsible for identifying, evaluating and recommending trustee candidates. The Nominating and Governance Committee reviews the background and the educational, business and professional experience of trustee candidates and the candidates’ expected contributions to the Board. Trustees selected to serve on the Board are expected to possess relevant skills and experience, time availability and the ability to work well with the other Trustees. In addition to these qualities and based on each Trustee’s experience, qualifications and attributes and the Trustees’ combined contributions to the Board, the following is a brief summary of the information that led to the conclusion that each Board member should serve as a Trustee.
Mr. Bagge has served as a trustee and Chair of the Nominating and Governance Committee with the Fund Family since 2003 and as Vice Chair with the Fund Family since 2018. He founded YQA Capital Management, LLC in 1998 and has since served as a principal. Mr. Bagge has served as Chair (since 2021) and a member (since 2017) of the Joint Investment Committee of Mission Aviation Fellowship and MAF Foundation, and has served as a member of the Board of Trustees of Mission Aviation Fellowship Foundation since 2017. Previously, Mr. Bagge was the owner and CEO of Electronic Dynamic Balancing Company from 1988 to 2001. He began his career as a securities analyst for institutional investors, including CT&T Asset Management and J.C. Bradford & Co. The Board considered that Mr. Bagge has served as a board member or advisor for several privately held businesses and charitable organizations and the executive, investment and operations experience that Mr. Bagge has gained over the course of his career and through his financial industry experience.
Dr. Barre has served as a trustee with the Fund Family since 2010. He served as Assistant Professor of Business at Trinity Christian College from 2010 to 2016. Additionally, he earned his Doctor of Business Administration degree from Anderson University in 2019 with final dissertation research focused on exchange-traded funds. Previously, he served in various positions with BMO Financial Group/Harris Private Bank, including Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001). From 1983 to 1994, Dr. Barre was with the Office of the Manager of Investments at Commonwealth Edison Co. He also was a staff accountant at Peat Marwick Mitchell & Co. from 1981 to 1983. The Board considered the executive, financial and investment experience that Dr. Barre has gained over the course of his career and through his financial industry experience.

Mr. Hartigan has served as a trustee with the Fund Family since 2024. He has served as Managing Director, Global Head of ETFs, Indexed Strategies, SMAs and Model Portfolios, and Chief Executive Officer and Principal Executive Officer of the Adviser since 2023. Before that, Mr. Hartigan served as Global Head of ETF Investments of the Adviser since 2015 and held various other senior level positions with the Adviser and its affiliates since 2010. In addition, Mr. Hartigan has served as President and Principal Executive Officer of the Fund Family since 2023. The Board considered Mr. Hartigan’s senior executive positions with the Adviser.
Ms. Herget has served as a trustee with the Fund Family since 2019. She has served as an Independent Trustee for each of Adams Street Private Equity Navigator Fund (2025-Present) and Adams Street Credit Solutions Fund (2025-Present). She has also served as Trustee (2000-2017), Chair (2010-2017) and Trustee Emerita (since 2017) of Newberry Library, and as a member of the Rockefeller Trust Committee since 2002. Previously, she served as Trustee of Chikaming Open Lands (2014-2023), Trustee of Mather LifeWays (2001-2021), as Board Chair (2008-2015) and Director (2004-2018) of United Educators Insurance Company, as Trustee of certain funds in the Oppenheimer Funds complex (2012-2019) and as Independent Director of the First American Funds (2003-2011). Ms. Herget served as Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms), as Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College and as Trustee of BoardSource (2006-2009) and Chicago City Day School (1994-2005). The Board considered the executive, financial and investment experience that Ms. Herget has gained over the course of her career and through her financial industry experience.
Mr. Kole has served as a trustee with the Fund Family since 2006 and Chair of the Audit Committee with the Fund Family since 2008. Mr. Kole has served as Financial Secretary (2025-Present), Finance Committee Member (2015-2021; 2024-Present), Treasurer (2018-2021) and Audit Committee Member (2015) of Thornapple Evangelical Covenant Church. He was the Managing Director of Finance from 2020 to 2021 and was Senior Director of Finance from 2015 to 2020, of By The Hand Club for Kids. Mr. Kole also was the Chief Financial Officer of Hope Network from 2008 to 2012 and he was the Assistant Vice President and Controller at Priority Health from 2005 to 2008, Regional Chief Financial Officer of United Healthcare from 2004 to 2005, Chief Accounting Officer and Senior Vice President of Finance of Oxford Health Plans from 2000 to 2004 and Audit Partner at Arthur Andersen LLP from 1996 to 2000. Mr. Kole served as Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015; 2017) of NorthPointe Christian Schools. The Board has determined that Mr. Kole qualifies as an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Kole has gained over the course of his career and through his financial industry experience.
Mr. Lim has served as a trustee with the Fund Family since 2013 and Chair of the Investment Oversight Committee with the Fund Family since 2014. He has been a Managing Partner of RDG Funds LLC since 2008. Previously, he was a Managing Director and the Head of the Securitized Products Group of Citadel LLC (1999-2007). Prior to his employment with Citadel LLC, he was a Managing Director with Salomon Brothers Inc. Mr. Lim has served as a Board Director of Beacon Power Services, Corp. since 2019 and served as an Advisory Board Member of Performance Trust Capital Partners, LLC (2008-2020). The Board considered the executive, financial, operations and investment experience that Mr. Lim has gained over the course of his career and through his financial industry experience.
Ms. Pace has served as a trustee with the Fund Family since 2019. She has served as a Council Member of New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health since 2012. Previously, she has served as Board Director of Horizon Blue Cross Blue Shield of New Jersey (2012-2024), Governing Council Member (2016-2023) and Chair of Education Committee (2017-2021) of Independent Directors Council (IDC), an Advisory Board Director of The Alberleen Group LLC (2012-2021), a Board Member of 100 Women in Finance (2015-2020), a Trustee of certain funds in the Oppenheimer Funds complex (2012-2019), as Senior Advisor of SECOR Asset Management, LP (2010-2011), as Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010) and as Partner and Chief Operating Officer of FrontPoint Partners, LLC (2005-2006). Ms. Pace also held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of

Executive Board and Operating Committee (2004-2005), and Global Head of Operations and Product Control (2003-2004). She also held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); and Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). She also served as Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012), as Board Director of Managed Funds Association (2008-2010) and as Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). The Board has determined that Ms. Pace qualifies as an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial, operations and investment experience that Ms. Pace has gained over the course of her career and through her financial industry experience.
Mr. Wicker has served as a trustee with the Fund Family since 2013. Mr. Wicker has served as the Board and Finance Committee Chair (2025-Present) of SpringHill Camps. He has also served as a Board and Finance Committee Member (2010-Present) and as the Finance Committee Chair (2024-Present) of West Michigan Youth For Christ. Previously, Mr. Wicker served as Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries from 2013 to 2024. He was also the Executive Vice President and Chief Financial Officer of Zondervan Publishing from 2007 to 2012. Prior to his employment with Zondervan Publishing, he held various positions with divisions of The Thomson Corporation, including Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999). Prior to that, Mr. Wicker was Senior Manager in the Audit and Business Advisory Services Group of Price Waterhouse (1994-1996). Mr. Wicker served as a Board Member and Treasurer of Our Daily Bread Ministries Canada (2015-2024). The Board has determined that Mr. Wicker qualifies as an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Wicker has gained over the course of his career and through his financial industry experience.
Mr. Wilson has served as a trustee with the Fund Family since 2006 and as the Independent Chair with the Fund Family since 2012. He also served as lead Independent Trustee in 2011. Mr. Wilson has served as the Chair, President and Chief Executive Officer of McHenry Bancorp Inc. and McHenry Savings Bank (2018-2024). He was also Chair and Chief Executive Officer of Stone Pillar Advisors, Ltd. (2010-2017). He was also President and Chief Executive Officer of Stone Pillar Investments, Ltd. (2016-2018). Mr. Wilson was also the Chair, President and Chief Executive Officer of Community Financial Shares, Inc. and its subsidiary, Community Bank—Wheaton/Glen Ellyn (2013-2015). He also was the Chief Operating Officer (2007-2009) and Executive Vice President and Chief Financial Officer (2006-2007) of AMCORE Financial, Inc. Mr. Wilson also served as Senior Vice President and Treasurer of Marshall & Ilsley Corp. from 1995 to 2006. He started his career with the Federal Reserve Bank of Chicago, serving in several roles in the bank examination division and the economic research division. Mr. Wilson has served as an Advisory Board member of Prometheum, Inc. (2025-Present), as Board Chair of Gracebridge Alliance, Inc. (2015-Present) and as a Director of Penfield Children’s Center (2004-Present). The Board has determined that Mr. Wilson qualifies as an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Wilson has gained over the course of his career and through his financial industry experience.
This disclosure is not intended to hold out any Trustee as having any special expertise and shall not impose greater duties, obligations or liabilities on the Trustees. The Trustees’ principal occupations during at least the past five years are shown in the above tables.
Retirement Policy. The Board has established a retirement policy pursuant to which, unless otherwise agreed by the Trustees, a Trustee's retirement from the Board shall take effect no later than 364 days after his or her 75th birthday.
Compensation. For his or her services as a Trustee of the Trust and other trusts in the Fund Family, each Independent Trustee receives an annual retainer of $390,000 (the “Retainer”). The Retainer for the Independent Trustees is allocated half pro rata among all the funds in the Fund Family and the other half is allocated among all of the funds in the Fund Family based on average net assets. The Independent Chair receives an additional $130,000 per year for his service as the Independent Chair, allocated in the same manner as the Retainer. The chair of the Audit Committee receives an additional fee of $40,000 per year, the chair of the Nominating and Governance Committee receives an additional fee of $35,000 per year and the chair of the Investment Oversight Committee receives an additional fee of $30,000 per year, each allocated in the same manner as the Retainer. Each Trustee also is reimbursed for travel and other out-of-pocket expenses incurred in attending Board and committee meetings.
The DC Plan allows each Independent Trustee to defer payment of all, or a portion, of the fees that the Trustee receives for serving on the Board throughout the year. Each eligible Trustee generally may elect to have deferred amounts credited with a return equal to the total return of one or more registered investment companies within the Fund Family that are offered as investment options under the DC Plan. At the Trustee’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of years designated by the Trustee. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured, and such amounts are subject to the claims of the creditors of a fund. The Independent Trustees are not eligible for any pension or profit sharing plan in their capacity as Trustees.
The following sets forth the fees paid to each Trustee for the fiscal year ended April 30, 2026.
Name of Trustee	Aggregate Compensation From Funds	Pension or Retirement Benefits accrued as part of Fund Expenses	Total Compensation Paid From Fund Complex (1)
Independent Trustees
Ronn R. Bagge	$136,605	N/A	$425,000
Todd J. Barre	$125,356	N/A	$390,000
Victoria J. Herget	$125,356	N/A	$390,000
Marc M. Kole	$138,213	N/A	$430,000
Yung Bong Lim	$134,997	N/A	$420,000
Joanne Pace	$125,356	N/A	$390,000
Gary R. Wicker	$125,356	N/A	$390,000
Donald H. Wilson	$167,141	N/A	$520,000
Interested Trustee
Brian Hartigan	N/A	N/A	N/A
(1)
The amounts shown in this column represent the aggregate compensation paid by all funds of the trusts in the Fund Family for the fiscal year ended April 30, 2026, before deferral by the Trustee under the DC Plan. During the fiscal year ended April 30, 2026, Ms. Herget and Mr. Lim deferred 100% of their compensation and Mr. Wilson deferred $208,000 of his compensation.
Management Ownership. As of July 31, 2026, the Trustees and Officers, as a group, owned less than 1% of each Fund’s outstanding Shares.
Principal Holders and Control Persons. The following table sets forth the name, address and percentage of ownership of each person who is known by the Trust to own, of record or beneficially, 5% or more of each Fund’s outstanding Shares as of July 31, 2026:
INVESCO AEROSPACE & DEFENSE ETF
Name & Address	% Owned
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	20.02%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	15.67%
National Financial Services LLC 200 Liberty Street New York, NY 10281	11.64%

INVESCO AEROSPACE & DEFENSE ETF (continued)
Name & Address	% Owned
Morgan Stanley 1585 Broadway New York, NY 10036	7.78%
LPL Financial 75 State Street Boston, MA 02109	7.69%
Edward Jones 12555 Manchester Rd St. Louis, MO 63131	5.23%
INVESCO AI AND NEXT GEN SOFTWARE ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	15.81%
National Financial Services LLC 200 Liberty Street New York, NY 10281	14.79%
Morgan Stanley 1585 Broadway New York, NY 10036	9.37%
Edward Jones 12555 Manchester Rd St. Louis, MO 63131	8.40%
UBS Financial 1200 Harbor Blvd Dte 6 Weehawken, NJ 07086	6.78%
LPL Financial 75 State Street Boston, MA 02109	6.29%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	5.01%
INVESCO BIOTECHNOLOGY & GENOME ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	20.12%
National Financial Services LLC 200 Liberty Street New York, NY 10281	14.51%
Morgan Stanley 1585 Broadway New York, NY 10036	14.50%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	8.07%
Wells Fargo 420 Montgomery Street San Francisco, CA 94104	6.02%
LPL Financial 75 State Street Boston, MA 02109	5.84%

INVESCO BLOOMBERG ANALYST RATING IMPROVERS ETF
Name & Address	% Owned
Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	66.70%
Brown Brothers Harriman & Co 140 Broadway New York, NY 10005	6.10%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	5.44%
INVESCO BLOOMBERG MVP MULTI-FACTOR ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	21.23%
Morgan Stanley 1585 Broadway New York, NY 10036	19.27%
National Financial Services LLC 200 Liberty Street New York, NY 10281	9.74%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	6.21%
LPL Financial 75 State Street Boston, MA 02109	6.13%
American Enterprise 707 2nd Ave S Minneapolis, MN 55402	6.01%
Wells Fargo 420 Montgomery Street San Francisco, CA 94104	5.62%
INVESCO BUILDING & CONSTRUCTION ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	21.29%
National Financial Services LLC 200 Liberty Street New York, NY 10281	19.26%
Morgan Stanley 1585 Broadway New York, NY 10036	11.29%
LPL Financial 75 State Street Boston, MA 02109	7.59%
Edward Jones 12555 Manchester Rd St. Louis, MO 63131	6.10%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	5.88%

INVESCO BUILDING & CONSTRUCTION ETF (continued)
Name & Address	% Owned
Wells Fargo 420 Montgomery Street San Francisco, CA 94104	5.39%
INVESCO BUYBACK ACHIEVERSTM ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	23.63%
National Financial Services LLC 200 Liberty Street New York, NY 10281	12.50%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	11.70%
LPL Financial 75 State Street Boston, MA 02109	7.24%
Morgan Stanley 1585 Broadway New York, NY 10036	6.36%
Wells Fargo 420 Montgomery Street San Francisco, CA 94104	5.22%
INVESCO DIVIDEND ACHIEVERSTM ETF
Name & Address	% Owned
LPL Financial 75 State Street Boston, MA 02109	17.33%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	15.32%
National Financial Services LLC 200 Liberty Street New York, NY 10281	13.40%
Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	9.78%
Morgan Stanley 1585 Broadway New York, NY 10036	8.91%
Edward Jones 12555 Manchester Rd St. Louis, MO 63131	7.11%
Wells Fargo 420 Montgomery Street San Francisco, CA 94104	6.22%
INVESCO DORSEY WRIGHT BASIC MATERIALS MOMENTUM ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	34.33%

INVESCO DORSEY WRIGHT BASIC MATERIALS MOMENTUM ETF (continued)
Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	14.10%
LPL Financial 75 State Street Boston, MA 02109	8.67%
Morgan Stanley 1585 Broadway New York, NY 10036	8.16%
Edward Jones 12555 Manchester Rd St. Louis, MO 63131	6.24%
INVESCO DORSEY WRIGHT CONSUMER CYCLICALS MOMENTUM ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	20.54%
National Financial Services LLC 200 Liberty Street New York, NY 10281	16.89%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	15.27%
Morgan Stanley 1585 Broadway New York, NY 10036	11.74%
Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	6.61%
Wells Fargo 420 Montgomery Street San Francisco, CA 94104	5.52%
INVESCO DORSEY WRIGHT CONSUMER STAPLES MOMENTUM ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	20.79%
National Financial Services LLC 200 Liberty Street New York, NY 10281	18.02%
Morgan Stanley 1585 Broadway New York, NY 10036	10.51%
LPL Financial 75 State Street Boston, MA 02109	9.59%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	8.23%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	7.21%

INVESCO DORSEY WRIGHT ENERGY MOMENTUM ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	14.47%
National Financial Services LLC 200 Liberty Street New York, NY 10281	11.31%
Morgan Stanley 1585 Broadway New York, NY 10036	9.59%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	8.69%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	8.09%
Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	7.88%
LPL Financial 75 State Street Boston, MA 02109	7.76%
Goldman Sachs 200 West Street Manhattan, NY 10004	5.86%
INVESCO DORSEY WRIGHT FINANCIAL MOMENTUM ETF
Name & Address	% Owned
Folio Investments 8180 Greensboro Dr 8th Floor McLean, VA 22102	21.01%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	16.97%
LPL Financial 75 State Street Boston, MA 02109	11.07%
Janney Montgomery Scott LLC 1717 Arch Street Philadelphia, PA 19103	10.80%
National Financial Services LLC 200 Liberty Street New York, NY 10281	8.26%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	7.97%
Morgan Stanley 1585 Broadway New York, NY 10036	5.10%
INVESCO DORSEY WRIGHT HEALTHCARE MOMENTUM ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	27.20%

INVESCO DORSEY WRIGHT HEALTHCARE MOMENTUM ETF (continued)
Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	8.85%
Morgan Stanley 1585 Broadway New York, NY 10036	8.39%
LPL Financial 75 State Street Boston, MA 02109	7.22%
Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	6.26%
Wells Fargo 420 Montgomery Street San Francisco, CA 94104	5.94%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	5.88%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.06%
Folio Investments 8180 Greensboro Dr 8th Floor McLean, VA 22102	5.02%
INVESCO DORSEY WRIGHT INDUSTRIALS MOMENTUM ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	17.07%
National Financial Services LLC 200 Liberty Street New York, NY 10281	15.24%
Wells Fargo 420 Montgomery Street San Francisco, CA 94104	9.15%
LPL Financial 75 State Street Boston, MA 02109	9.13%
American Enterprise 707 2nd Ave S Minneapolis, MN 55402	7.87%
Morgan Stanley 1585 Broadway New York, NY 10036	7.33%
Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	5.89%
INVESCO DORSEY WRIGHT MOMENTUM ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	17.59%

INVESCO DORSEY WRIGHT MOMENTUM ETF (continued)
Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	14.73%
Morgan Stanley 1585 Broadway New York, NY 10036	12.98%
Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	10.60%
Wells Fargo 420 Montgomery Street San Francisco, CA 94104	8.89%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	5.09%
INVESCO DORSEY WRIGHT TECHNOLOGY MOMENTUM ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	16.29%
LPL Financial 75 State Street Boston, MA 02109	11.92%
National Financial Services LLC 200 Liberty Street New York, NY 10281	11.28%
Morgan Stanley 1585 Broadway New York, NY 10036	8.11%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	6.87%
American Enterprise 707 2nd Ave S Minneapolis, MN 55402	5.02%
INVESCO DORSEY WRIGHT UTILITIES MOMENTUM ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	20.23%
LPL Financial 75 State Street Boston, MA 02109	19.24%
National Financial Services LLC 200 Liberty Street New York, NY 10281	11.49%
Edward Jones 12555 Manchester Rd St. Louis, MO 63131	10.52%
Morgan Stanley 1585 Broadway New York, NY 10036	8.93%

INVESCO DORSEY WRIGHT UTILITIES MOMENTUM ETF (continued)
Name & Address	% Owned
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	7.15%
INVESCO DOW JONES INDUSTRIAL AVERAGE DIVIDEND ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	27.47%
National Financial Services LLC 200 Liberty Street New York, NY 10281	17.71%
LPL Financial 75 State Street Boston, MA 02109	10.01%
CIBC World Markets Corp 22 Front St. W. 7th Fl, Toronto, Ontario M5J 2W5 Canada	6.55%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	6.24%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.12%
INVESCO ENERGY EXPLORATION & PRODUCTION ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	20.94%
National Financial Services LLC 200 Liberty Street New York, NY 10281	19.43%
Morgan Stanley 1585 Broadway New York, NY 10036	10.56%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	7.96%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	7.74%
LPL Financial 75 State Street Boston, MA 02109	6.10%
INVESCO FINANCIAL PREFERRED ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	21.09%
National Financial Services LLC 200 Liberty Street New York, NY 10281	16.02%

INVESCO FINANCIAL PREFERRED ETF (continued)
Name & Address	% Owned
Morgan Stanley 1585 Broadway New York, NY 10036	11.13%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	8.31%
Wells Fargo 420 Montgomery Street San Francisco, CA 94104	7.61%
INVESCO FOOD & BEVERAGE ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	21.84%
National Financial Services LLC 200 Liberty Street New York, NY 10281	16.13%
Brown Brothers Harriman & Co 140 Broadway New York, NY 10005	13.65%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	6.08%
Morgan Stanley 1585 Broadway New York, NY 10036	5.62%
Citibank 399 Park Avenue New York, NY 10043	5.61%
INVESCO GLOBAL LISTED PRIVATE EQUITY ETF
Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	23.18%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	14.10%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	11.77%
Morgan Stanley 1585 Broadway New York, NY 10036	9.36%
LPL Financial 75 State Street Boston, MA 02109	5.97%
INVESCO GOLDEN DRAGON CHINA ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	19.94%

INVESCO GOLDEN DRAGON CHINA ETF (continued)
Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	17.27%
Citibank 399 Park Avenue New York, NY 10043	12.81%
Morgan Stanley 1585 Broadway New York, NY 10036	6.47%
INVESCO HIGH YIELD EQUITY DIVIDEND ACHIEVERSTM ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	22.16%
National Financial Services LLC 200 Liberty Street New York, NY 10281	14.03%
Morgan Stanley 1585 Broadway New York, NY 10036	10.85%
Edward Jones 12555 Manchester Rd St. Louis, MO 63131	8.45%
Bank of America 100 N Tryon St Charlotte, NC 28255	8.24%
INVESCO INTERNATIONAL DIVIDEND ACHIEVERSTM ETF
Name & Address	% Owned
Edward Jones 12555 Manchester Rd St. Louis, MO 63131	26.49%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	14.87%
National Financial Services LLC 200 Liberty Street New York, NY 10281	11.52%
Morgan Stanley 1585 Broadway New York, NY 10036	11.30%
LPL Financial 75 State Street Boston, MA 02109	9.28%
Wells Fargo 420 Montgomery Street San Francisco, CA 94104	5.93%
INVESCO LARGE CAP GROWTH ETF
Name & Address	% Owned
LPL Financial 75 State Street Boston, MA 02109	19.99%

INVESCO LARGE CAP GROWTH ETF (continued)
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	18.14%
National Financial Services LLC 200 Liberty Street New York, NY 10281	11.80%
Morgan Stanley 1585 Broadway New York, NY 10036	10.21%
Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	6.88%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.86%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	6.11%
INVESCO LARGE CAP VALUE ETF
Name & Address	% Owned
Morgan Stanley 1585 Broadway New York, NY 10036	21.80%
National Financial Services LLC 200 Liberty Street New York, NY 10281	16.66%
LPL Financial 75 State Street Boston, MA 02109	16.51%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	15.18%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	6.17%
Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	6.06%
INVESCO LEISURE AND ENTERTAINMENT ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	15.22%
National Financial Services LLC 200 Liberty Street New York, NY 10281	11.44%
Morgan Stanley 1585 Broadway New York, NY 10036	9.38%
JPMorgan Chase Bank 14201 Dallas Pkwy, Floor 12 Dallas, TX 75254	7.14%

INVESCO LEISURE AND ENTERTAINMENT ETF (continued)
Name & Address	% Owned
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	5.82%
INVESCO MSCI SUSTAINABLE FUTURE ETF
Name & Address	% Owned
Morgan Stanley 1585 Broadway New York, NY 10036	20.51%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	16.09%
National Financial Services LLC 200 Liberty Street New York, NY 10281	12.00%
Edward Jones 12555 Manchester Rd St. Louis, MO 63131	6.43%
UBS Financial 1200 Harbor Blvd Dte 6 Weehawken, NJ 07086	5.45%
INVESCO NASDAQ INTERNET ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	22.81%
National Financial Services LLC 200 Liberty Street New York, NY 10281	18.59%
UBS Financial 1200 Harbor Blvd Dte 6 Weehawken, NJ 07086	9.10%
Morgan Stanley 1585 Broadway New York, NY 10036	6.63%
INVESCO NEXT GEN CONNECTIVITY ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	32.53%
National Financial Services LLC 200 Liberty Street New York, NY 10281	11.24%
Folio Investments 8180 Greensboro Dr 8th Floor McLean, VA 22102	9.65%
Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	7.88%
Morgan Stanley 1585 Broadway New York, NY 10036	7.80%

INVESCO NEXT GEN CONNECTIVITY ETF (continued)
Name & Address	% Owned
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.06%
INVESCO NEXT GEN MEDIA AND GAMING ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	19.00%
National Financial Services LLC 200 Liberty Street New York, NY 10281	12.10%
Goldman Sachs 200 West Street Manhattan, NY 10004	11.49%
Janney Montgomery Scott LLC 1717 Arch Street Philadelphia, PA 19103	8.96%
Morgan Stanley 1585 Broadway New York, NY 10036	7.81%
Edward Jones 12555 Manchester Rd St. Louis, MO 63131	5.74%
INVESCO OIL & GAS SERVICES ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	22.30%
National Financial Services LLC 200 Liberty Street New York, NY 10281	14.64%
Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	10.09%
LPL Financial 75 State Street Boston, MA 02109	8.13%
Bank of America 100 N Tryon St Charlotte, NC 28255	5.46%
INVESCO PHARMACEUTICALS ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	28.45%
National Financial Services LLC 200 Liberty Street New York, NY 10281	14.37%
Morgan Stanley 1585 Broadway New York, NY 10036	11.06%

INVESCO PHARMACEUTICALS ETF (continued)
Name & Address	% Owned
Wells Fargo 420 Montgomery Street San Francisco, CA 94104	6.56%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	5.45%
INVESCO RAFI US 1000 ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	36.36%
National Financial Services LLC 200 Liberty Street New York, NY 10281	17.07%
American Enterprise 707 2nd Ave S Minneapolis, MN 55402	5.99%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	5.67%
INVESCO RAFI US 1500 SMALL-MID ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	52.60%
National Financial Services LLC 200 Liberty Street New York, NY 10281	9.53%
LPL Financial 75 State Street Boston, MA 02109	6.02%
INVESCO S&P 100 EQUAL WEIGHT ETF
Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	23.00%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	21.24%
LPL Financial 75 State Street Boston, MA 02109	12.72%
Edward Jones 12555 Manchester Rd St. Louis, MO 63131	9.61%
American Enterprise 707 2nd Ave S Minneapolis, MN 55402	6.79%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.23%

INVESCO S&P 500 BUYWRITE ETF
Name & Address	% Owned
Sumitomo Mitsui Trust Bank (U.S.A.) Limited Waterfront Corporate Center, 111 River Street Hoboken, NJ 07030	40.13%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	15.18%
National Financial Services LLC 200 Liberty Street New York, NY 10281	9.14%
Morgan Stanley 1585 Broadway New York, NY 10036	8.58%
INVESCO S&P 500 GARP ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	21.75%
National Financial Services LLC 200 Liberty Street New York, NY 10281	16.54%
Morgan Stanley 1585 Broadway New York, NY 10036	14.50%
LPL Financial 75 State Street Boston, MA 02109	8.63%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.66%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	5.46%
INVESCO S&P 500 VALUE WITH MOMENTUM ETF
Name & Address	% Owned
LPL Financial 75 State Street Boston, MA 02109	27.46%
National Financial Services LLC 200 Liberty Street New York, NY 10281	17.97%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	17.93%
Edward Jones 12555 Manchester Rd St. Louis, MO 63131	7.36%
Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	5.45%

INVESCO S&P 500® EQUAL WEIGHT COMMUNICATION SERVICES ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	32.60%
National Financial Services LLC 200 Liberty Street New York, NY 10281	14.92%
Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	14.41%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	5.66%
LPL Financial 75 State Street Boston, MA 02109	5.60%
Bank of America 100 N Tryon St Charlotte, NC 28255	5.16%
INVESCO S&P 500® EQUAL WEIGHT CONSUMER DISCRETIONARY ETF
Name & Address	% Owned
Citibank 399 Park Avenue New York, NY 10043	19.71%
State Street One Lincoln Street Boston, MA 02111	19.18%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	14.84%
Morgan Stanley 1585 Broadway New York, NY 10036	6.35%
National Financial Services LLC 200 Liberty Street New York, NY 10281	5.75%
INVESCO S&P 500® EQUAL WEIGHT CONSUMER STAPLES ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	29.21%
National Financial Services LLC 200 Liberty Street New York, NY 10281	12.24%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	9.12%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	6.34%
Morgan Stanley 1585 Broadway New York, NY 10036	5.96%

INVESCO S&P 500® EQUAL WEIGHT CONSUMER STAPLES ETF (continued)
Name & Address	% Owned
American Enterprise 707 2nd Ave S Minneapolis, MN 55402	5.67%
INVESCO S&P 500® EQUAL WEIGHT ENERGY ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	23.35%
National Financial Services LLC 200 Liberty Street New York, NY 10281	21.80%
Morgan Stanley 1585 Broadway New York, NY 10036	8.80%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	7.33%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.64%
UBS Financial 1200 Harbor Blvd Dte 6 Weehawken, NJ 07086	5.43%
INVESCO S&P 500® EQUAL WEIGHT ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	16.55%
National Financial Services LLC 200 Liberty Street New York, NY 10281	11.82%
Morgan Stanley 1585 Broadway New York, NY 10036	10.87%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	10.02%
Bank of NY One Wall Street New York, NY 10286	6.41%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	5.15%
INVESCO S&P 500® EQUAL WEIGHT FINANCIALS ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	39.44%
National Financial Services LLC 200 Liberty Street New York, NY 10281	11.07%

INVESCO S&P 500® EQUAL WEIGHT FINANCIALS ETF (continued)
Name & Address	% Owned
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	10.27%
Morgan Stanley 1585 Broadway New York, NY 10036	8.86%
INVESCO S&P 500® EQUAL WEIGHT HEALTH CARE ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	34.70%
National Financial Services LLC 200 Liberty Street New York, NY 10281	15.00%
Citibank 399 Park Avenue New York, NY 10043	8.28%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	7.68%
Morgan Stanley 1585 Broadway New York, NY 10036	5.05%
INVESCO S&P 500® EQUAL WEIGHT INDUSTRIALS ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	23.68%
J.P. Morgan Securities LLC/JPMC 383 Madison Avenue New York, NY 10179	17.57%
National Financial Services LLC 200 Liberty Street New York, NY 10281	8.85%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	8.76%
Goldman Sachs 200 West Street Manhattan, NY 10004	5.25%
INVESCO S&P 500® EQUAL WEIGHT MATERIALS ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	40.24%
National Financial Services LLC 200 Liberty Street New York, NY 10281	14.87%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	8.98%

INVESCO S&P 500® EQUAL WEIGHT MATERIALS ETF (continued)
Name & Address	% Owned
LPL Financial 75 State Street Boston, MA 02109	5.36%
INVESCO S&P 500® EQUAL WEIGHT REAL ESTATE ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	24.17%
National Financial Services LLC 200 Liberty Street New York, NY 10281	14.23%
Bank of NY One Wall Street New York, NY 10286	9.68%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	8.70%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	6.93%
Morgan Stanley 1585 Broadway New York, NY 10036	6.83%
Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	5.85%
INVESCO S&P 500® EQUAL WEIGHT TECHNOLOGY ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	33.55%
National Financial Services LLC 200 Liberty Street New York, NY 10281	11.13%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	7.84%
Morgan Stanley 1585 Broadway New York, NY 10036	6.55%
INVESCO S&P 500® EQUAL WEIGHT UTILITIES ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	26.22%
National Financial Services LLC 200 Liberty Street New York, NY 10281	12.75%
LPL Financial 75 State Street Boston, MA 02109	12.08%

INVESCO S&P 500® EQUAL WEIGHT UTILITIES ETF (continued)
Name & Address	% Owned
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	9.16%
American Enterprise 707 2nd Ave S Minneapolis, MN 55402	8.18%
Morgan Stanley 1585 Broadway New York, NY 10036	5.89%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.69%
INVESCO S&P 500® PURE GROWTH ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	35.16%
National Financial Services LLC 200 Liberty Street New York, NY 10281	14.49%
Morgan Stanley 1585 Broadway New York, NY 10036	7.74%
LPL Financial 75 State Street Boston, MA 02109	6.11%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	5.42%
INVESCO S&P 500® PURE VALUE ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	20.19%
Morgan Stanley 1585 Broadway New York, NY 10036	16.93%
National Financial Services LLC 200 Liberty Street New York, NY 10281	14.18%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	10.66%
INVESCO S&P 500® QUALITY ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	21.46%
National Financial Services LLC 200 Liberty Street New York, NY 10281	20.55%

INVESCO S&P 500® QUALITY ETF (continued)
Name & Address	% Owned
LPL Financial 75 State Street Boston, MA 02109	9.94%
Edward Jones 12555 Manchester Rd St. Louis, MO 63131	7.79%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.35%
American Enterprise 707 2nd Ave S Minneapolis, MN 55402	5.79%
INVESCO S&P 500® TOP 50 ETF
Name & Address	% Owned
American Enterprise 707 2nd Ave S Minneapolis, MN 55402	23.36%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	15.85%
National Financial Services LLC 200 Liberty Street New York, NY 10281	12.91%
LPL Financial 75 State Street Boston, MA 02109	8.72%
Morgan Stanley 1585 Broadway New York, NY 10036	5.58%
INVESCO S&P MIDCAP 400® GARP ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	28.50%
National Financial Services LLC 200 Liberty Street New York, NY 10281	23.04%
LPL Financial 75 State Street Boston, MA 02109	9.96%
Morgan Stanley 1585 Broadway New York, NY 10036	8.43%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	5.89%
INVESCO S&P MIDCAP 400® PURE GROWTH ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	32.01%

INVESCO S&P MIDCAP 400® PURE GROWTH ETF (continued)
Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	19.31%
Morgan Stanley 1585 Broadway New York, NY 10036	10.13%
LPL Financial 75 State Street Boston, MA 02109	7.82%
INVESCO S&P MIDCAP 400® PURE VALUE ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	27.51%
National Financial Services LLC 200 Liberty Street New York, NY 10281	16.72%
Morgan Stanley 1585 Broadway New York, NY 10036	11.74%
LPL Financial 75 State Street Boston, MA 02109	9.20%
Edward Jones 12555 Manchester Rd St. Louis, MO 63131	5.24%
American Enterprise 707 2nd Ave S Minneapolis, MN 55402	5.09%
INVESCO S&P MIDCAP MOMENTUM ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	18.86%
National Financial Services LLC 200 Liberty Street New York, NY 10281	14.48%
LPL Financial 75 State Street Boston, MA 02109	12.83%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	10.68%
Morgan Stanley 1585 Broadway New York, NY 10036	7.59%
Edward Jones 12555 Manchester Rd St. Louis, MO 63131	7.30%
Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	5.16%

INVESCO S&P MIDCAP QUALITY ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	20.59%
National Financial Services LLC 200 Liberty Street New York, NY 10281	14.56%
LPL Financial 75 State Street Boston, MA 02109	14.55%
Edward Jones 12555 Manchester Rd St. Louis, MO 63131	12.24%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	7.62%
Morgan Stanley 1585 Broadway New York, NY 10036	6.78%
American Enterprise 707 2nd Ave S Minneapolis, MN 55402	5.46%
INVESCO S&P MIDCAP VALUE WITH MOMENTUM ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	29.94%
LPL Financial 75 State Street Boston, MA 02109	11.64%
National Financial Services LLC 200 Liberty Street New York, NY 10281	11.00%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	10.52%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	7.14%
American Enterprise 707 2nd Ave S Minneapolis, MN 55402	6.74%
Morgan Stanley 1585 Broadway New York, NY 10036	5.66%
Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	5.39%
INVESCO S&P SMALLCAP 600® PURE GROWTH ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	32.37%

INVESCO S&P SMALLCAP 600® PURE GROWTH ETF (continued)
Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	20.93%
Morgan Stanley 1585 Broadway New York, NY 10036	7.80%
LPL Financial 75 State Street Boston, MA 02109	7.49%
Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	5.85%
American Enterprise 707 2nd Ave S Minneapolis, MN 55402	5.11%
INVESCO S&P SMALLCAP 600® PURE VALUE ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	36.03%
National Financial Services LLC 200 Liberty Street New York, NY 10281	13.33%
LPL Financial 75 State Street Boston, MA 02109	6.98%
Northern Trust 50 S. La Salle Chicago, IL 60603	6.53%
Vanguard 455 Devon Park Drive Wayne, PA 19087	6.29%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.66%
Morgan Stanley 1585 Broadway New York, NY 10036	5.32%
INVESCO S&P SMALLCAP MOMENTUM ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	25.47%
National Financial Services LLC 200 Liberty Street New York, NY 10281	18.11%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	12.54%
LPL Financial 75 State Street Boston, MA 02109	10.92%

INVESCO S&P SMALLCAP MOMENTUM ETF (continued)
Name & Address	% Owned
Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	6.47%
Edward Jones 12555 Manchester Rd St. Louis, MO 63131	5.22%
INVESCO S&P SMALLCAP VALUE WITH MOMENTUM ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	22.94%
LPL Financial 75 State Street Boston, MA 02109	16.15%
National Financial Services LLC 200 Liberty Street New York, NY 10281	14.22%
Morgan Stanley 1585 Broadway New York, NY 10036	7.41%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	6.73%
INVESCO S&P SPIN-OFF ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	25.73%
National Financial Services LLC 200 Liberty Street New York, NY 10281	17.21%
LPL Financial 75 State Street Boston, MA 02109	12.63%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	6.72%
Morgan Stanley 1585 Broadway New York, NY 10036	6.15%
INVESCO SEMICONDUCTORS ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	21.19%
National Financial Services LLC 200 Liberty Street New York, NY 10281	18.72%
LPL Financial 75 State Street Boston, MA 02109	6.53%

INVESCO SEMICONDUCTORS ETF (continued)
Name & Address	% Owned
Morgan Stanley 1585 Broadway New York, NY 10036	6.27%
INVESCO WATER RESOURCES ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	18.23%
National Financial Services LLC 200 Liberty Street New York, NY 10281	16.18%
Morgan Stanley 1585 Broadway New York, NY 10036	11.31%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	7.54%
INVESCO WILDERHILL CLEAN ENERGY ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	26.65%
Morgan Stanley 1585 Broadway New York, NY 10036	13.47%
National Financial Services LLC 200 Liberty Street New York, NY 10281	10.58%
Citibank 399 Park Avenue New York, NY 10043	6.95%
INVESCO ZACKS MID-CAP ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	22.59%
National Financial Services LLC 200 Liberty Street New York, NY 10281	17.40%
Morgan Stanley 1585 Broadway New York, NY 10036	12.08%
LPL Financial 75 State Street Boston, MA 02109	9.73%
American Enterprise 707 2nd Ave S Minneapolis, MN 55402	8.40%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.41%

INVESCO ZACKS MULTI-ASSET INCOME ETF
Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	24.64%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	22.68%
Morgan Stanley 1585 Broadway New York, NY 10036	11.75%
Wells Fargo 420 Montgomery Street San Francisco, CA 94104	6.66%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	5.35%
Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	5.16%
Shareholder Communications. Shareholders may send communications to the Trust's Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). Shareholders may send the communication to either the Trust's office or directly to such Board members at the address specified for each Trustee. Management will review and generally respond to other shareholder communications the Trust receives that are not directly addressed and sent to the Board. Such communications will be forwarded to the Board at management's discretion based on the matters contained therein.
Investment Adviser. The Adviser provides investment tools and portfolios for advisers and investors. The Adviser is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline are rooted deeply in the application of intuitive factor analysis and model implementation to enhance investment decisions.
The Adviser acts as investment adviser for, and manages the investment and reinvestment of, the assets of the Funds. The Adviser also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.
Invesco Capital Management LLC, organized February 7, 2003, is located at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515. Invesco Ltd. is the parent company of Invesco Capital Management LLC and is located at 1331 Spring Street N.W., Suite 2500, Atlanta, Georgia 30309. Invesco Ltd. and its subsidiaries are an independent global investment management group.
Portfolio Managers. The Adviser uses a team of portfolio managers (the “Portfolio Managers”), investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser’s extensive resources. Peter Hubbard, Tom Boksa, Pratik Doshi, David Hemming, Michael Jeanette, Gary Jones, Richard Ose, Dave Sahota, Theodore Samulowitz and Faiz Syed (as the applicable "Portfolio Managers" are identified in each Fund's Prospectus) are jointly and primarily responsible for the day-to-day management of the Funds.
As of April 30, 2026, Mr. Hubbard managed 214 registered investment companies with approximately $888.3 billion in assets, 110 other pooled investment vehicles with approximately $59.7 billion in assets and 54 other accounts with approximately $73.4 billion in assets.

As of April 30, 2026, Mr. Boksa managed 8 registered investment companies with approximately $3 billion in assets,12 other pooled investment vehicles with approximately $5.5 billion in assets and 3 other accounts with approximately $2.2 billion in assets.
As of April 30, 2026, Mr. Doshi managed 152 registered investment companies with approximately $823.2 billion in assets, 98 other pooled investment vehicles with approximately $54.8 billion in assets and 54 other accounts with approximately $73.4 billion in assets.
As of April 30, 2026, Mr. Hemming managed 7 registered investment companies with approximately $7.1 billion in assets, 11 other pooled investment vehicles with approximately $4.9 billion in assets and no other accounts.
As of April 30, 2026, Mr. Jeanette managed 152 registered investment companies with approximately $823.2 billion in assets, 98 other pooled investment vehicles with approximately $54.8 billion in assets and 54 other accounts with approximately $73.4 billion in assets.
As of April 30, 2026, Mr. Jones managed 14 registered investment companies with approximately $22.4 billion in assets, 1 other pooled investment vehicle with approximately $63.5 million in assets and no other accounts.
As of April 30, 2026, Mr. Ose managed 14 registered investment companies with approximately $12.2 billion in assets, 13 other pooled investment vehicles with approximately $5.7 billion in assets and 3 other accounts with approximately $2.2 billion in assets.
As of April 30, 2026, Mr. Sahota managed 7 registered investment companies with approximately $7.1 billion in assets, 11 other pooled investment vehicles with approximately $4.9 billion in assets and no other accounts.
As of April 30, 2026, Mr. Samulowitz managed 7 registered investment companies with approximately $7.1 billion in assets, 11 other pooled investment vehicles with approximately $4.9 billion in assets and no other accounts.
As of April 30, 2026, Mr. Syed managed no registered investment companies, other pooled investment vehicles or other accounts.
To the extent that any of these registered investment companies, other pooled investment vehicles or other accounts pay advisory fees that are based on performance (“performance-based fees”), information on those accounts is specifically broken out.
Because the Portfolio Managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another, resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Funds, or it may receive a performance-based fee on certain accounts. In those instances, the Portfolio Managers may have an incentive to favor the higher and/or performance-based fee accounts over the Funds. In addition, a conflict of interest could exist to the extent that the Adviser has proprietary investments in certain accounts, where Portfolio Managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The Portfolio Managers may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of assets of the type in which a Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the assets to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.
Although the other funds that the Portfolio Managers manage may have different investment strategies, the Adviser does not believe that management of the different funds presents a material conflict of interest for the Portfolio Manager or the Adviser.

Description of Compensation Structure. The Portfolio Managers are compensated with a fixed salary amount by the Adviser. The Portfolio Managers are eligible, along with other senior employees of the Adviser, to participate in a year-end discretionary bonus pool. The Compensation Committee of the Adviser will review management bonuses and, depending upon the size, the Compensation Committee may approve the bonus in advance. There is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.
Portfolio Holdings. As of April 30, 2026, Messrs. Boksa, Hemming, Jones, Ose, Sahota, Samulowitz and Syed did not own any securities of the Funds for which they serve as a portfolio manager.
The portfolio holdings of Messrs. Hubbard, Doshi and Jeanette as of April 30, 2026, in the Funds for which they serve as a portfolio manager are shown below.
Peter Hubbard	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
Invesco Aerospace & Defense ETF			X
Invesco Large Cap Value ETF			X
Invesco RAFI US 1000 ETF			X
Invesco RAFI US 1500 Small-Mid ETF		X
Invesco S&P 500® Equal Weight ETF			X
Invesco S&P 500 GARP ETF	X

Pratik Doshi	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
Invesco Aerospace & Defense ETF		X
Invesco Large Cap Value ETF	X
Invesco RAFI US 1000 ETF	X
Invesco RAFI US 1500 Small-Mid ETF	X
Invesco S&P 500® Equal Weight ETF		X
Invesco S&P 500® Pure Value ETF	X
Invesco S&P 500® Quality ETF	X

Michael Jeanette	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
Invesco Large Cap Growth ETF			X
Invesco Large Cap Value ETF				X
Investment Advisory Agreement.  Pursuant to an Investment Advisory Agreement between the Adviser and the Trust, each Fund has agreed to pay to the Adviser for its services an annual fee equal to a percentage of its average daily net assets as set forth in the chart below (the “Advisory Fee”).
Fund	Advisory Fee
Invesco Aerospace & Defense ETF	0.50%
Invesco AI and Next Gen Software ETF	0.50%
Invesco Biotechnology & Genome ETF	0.50%
Invesco Bloomberg Analyst Rating Improvers ETF	0.40%
Invesco Bloomberg MVP Multi-factor ETF	0.29%
Invesco Building & Construction ETF	0.50%
Invesco BuyBack Achievers™ ETF	0.50%
Invesco Dividend Achievers™ ETF	0.40%
Invesco Dorsey Wright Basic Materials Momentum ETF	0.50%
Invesco Dorsey Wright Consumer Cyclicals Momentum ETF	0.50%
Invesco Dorsey Wright Consumer Staples Momentum ETF	0.50%

Fund	Advisory Fee
Invesco Dorsey Wright Energy Momentum ETF	0.50%
Invesco Dorsey Wright Financial Momentum ETF	0.50%
Invesco Dorsey Wright Healthcare Momentum ETF	0.50%
Invesco Dorsey Wright Industrials Momentum ETF	0.50%
Invesco Dorsey Wright Momentum ETF	0.50%
Invesco Dorsey Wright Technology Momentum ETF	0.50%
Invesco Dorsey Wright Utilities Momentum ETF	0.50%
Invesco Dow Jones Industrial Average Dividend ETF	0.07%
Invesco Energy Exploration & Production ETF	0.50%
Invesco Financial Preferred ETF	0.50%
Invesco Food & Beverage ETF	0.50%
Invesco Global Listed Private Equity ETF	0.50%
Invesco Golden Dragon China ETF	0.50%
Invesco High Yield Equity Dividend Achievers™ ETF	0.40%
Invesco International Dividend Achievers™ ETF	0.40%
Invesco Large Cap Growth ETF	0.50%
Invesco Large Cap Value ETF	0.50%
Invesco Leisure and Entertainment ETF	0.50%
Invesco MSCI Sustainable Future ETF	0.50%
Invesco NASDAQ Internet ETF	0.60%
Invesco Next Gen Connectivity ETF	0.40%
Invesco Next Gen Media and Gaming ETF	0.50%
Invesco Oil & Gas Services ETF	0.50%
Invesco Pharmaceuticals ETF	0.50%
Invesco RAFI US 1000 ETF	0.29%
Invesco RAFI US 1500 Small-Mid ETF	0.29%
Invesco S&P 100 Equal Weight ETF	0.25%
Invesco S&P 500 BuyWrite ETF	0.29%
Invesco S&P 500® Equal Weight ETF	0.20%
Invesco S&P 500® Equal Weight Communication Services ETF	0.40%
Invesco S&P 500® Equal Weight Consumer Discretionary ETF	0.40%
Invesco S&P 500® Equal Weight Consumer Staples ETF	0.40%
Invesco S&P 500® Equal Weight Energy ETF	0.40%
Invesco S&P 500® Equal Weight Financials ETF	0.40%
Invesco S&P 500® Equal Weight Health Care ETF	0.40%
Invesco S&P 500® Equal Weight Industrials ETF	0.40%
Invesco S&P 500® Equal Weight Materials ETF	0.40%
Invesco S&P 500® Equal Weight Real Estate ETF	0.40%
Invesco S&P 500® Equal Weight Technology ETF	0.40%
Invesco S&P 500® Equal Weight Utilities ETF	0.40%
Invesco S&P 500 GARP ETF	0.29%
Invesco S&P 500® Pure Growth ETF	0.35%
Invesco S&P 500® Pure Value ETF	0.35%
Invesco S&P 500® Quality ETF	0.15%
Invesco S&P 500® Top 50 ETF	0.20%
Invesco S&P 500 Value with Momentum ETF	0.29%
Invesco S&P MidCap 400® GARP ETF	0.35%

Fund	Advisory Fee
Invesco S&P MidCap 400® Pure Growth ETF	0.35%
Invesco S&P MidCap 400® Pure Value ETF	0.35%
Invesco S&P MidCap Momentum ETF	0.29%
Invesco S&P MidCap Quality ETF	0.25%
Invesco S&P MidCap Value with Momentum ETF	0.29%
Invesco S&P SmallCap 600® Pure Growth ETF	0.35%
Invesco S&P SmallCap 600® Pure Value ETF	0.35%
Invesco S&P SmallCap Momentum ETF	0.29%
Invesco S&P SmallCap Value with Momentum ETF	0.29%
Invesco S&P Spin-Off ETF	0.50%
Invesco Semiconductors ETF	0.50%
Invesco Water Resources ETF	0.50%
Invesco WilderHill Clean Energy ETF	0.50%
Invesco Zacks Mid-Cap ETF	0.50%
Invesco Zacks Multi-Asset Income ETF	0.50%
The Advisory Fee paid by each of Invesco Bloomberg Analyst Rating Improvers ETF, Invesco Bloomberg MVP Multi-factor ETF, Invesco Dow Jones Industrial Average Dividend ETF, Invesco NASDAQ Internet ETF, Invesco Next Gen Connectivity ETF, Invesco S&P 500 BuyWrite ETF, Invesco S&P 500® Equal Weight ETF, Invesco S&P 500® Equal Weight Communication Services ETF, Invesco S&P 500® Equal Weight Consumer Discretionary ETF, Invesco S&P 500® Equal Weight Consumer Staples ETF, Invesco S&P 500® Equal Weight Energy ETF, Invesco S&P 500® Equal Weight Financials ETF, Invesco S&P 500® Equal Weight Health Care ETF, Invesco S&P 500® Equal Weight Industrials ETF, Invesco S&P 500® Equal Weight Materials ETF, Invesco S&P 500® Equal Weight Real Estate ETF, Invesco S&P 500® Equal Weight Technology ETF, Invesco S&P 500® Equal Weight Utilities ETF, Invesco S&P 500® Pure Growth ETF, Invesco S&P 500® Pure Value ETF, Invesco S&P 500® Top 50 ETF, Invesco S&P MidCap 400® GARP ETF, Invesco S&P MidCap 400® Pure Growth ETF, Invesco S&P MidCap 400® Pure Value ETF, Invesco S&P SmallCap 600® Pure Growth ETF and Invesco S&P SmallCap 600® Pure Value ETF (together, the "Unitary Fee Funds") to the Adviser set forth in the table above is an annual unitary management fee. Out of the unitary management fee, the Adviser pays for substantially all expenses of each such Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, Acquired Fund Fees and Expenses, if any, litigation expenses, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
Each Fund (except the Unitary Fee Funds) is responsible for all its own expenses, including, but not limited to, the Advisory Fee, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, Acquired Fund Fees and Expenses, if any, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust or the Adviser and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) on behalf of each Fund listed in the following table pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each such Fund (excluding interest expenses, licensing fees, offering costs (as defined below), brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding the percentage of its average daily net assets per year, as set forth in the chart below (each, an “Expense Cap”), through at least August 31, 2028.

Fund	Expense Cap
Invesco Aerospace & Defense ETF	0.60%
Invesco AI and Next Gen Software ETF	0.60%
Invesco Biotechnology & Genome ETF	0.60%
Invesco Building & Construction ETF	0.60%
Invesco BuyBack Achievers™ ETF	0.60%
Invesco Dividend Achievers™ ETF	0.50%
Invesco Dorsey Wright Basic Materials Momentum ETF(1)	0.60%
Invesco Dorsey Wright Consumer Cyclicals Momentum ETF(1)	0.60%
Invesco Dorsey Wright Consumer Staples Momentum ETF(1)	0.60%
Invesco Dorsey Wright Energy Momentum ETF(1)	0.60%
Invesco Dorsey Wright Financial Momentum ETF(1)	0.60%
Invesco Dorsey Wright Healthcare Momentum ETF(1)	0.60%
Invesco Dorsey Wright Industrials Momentum ETF(1)	0.60%
Invesco Dorsey Wright Momentum ETF	0.60%
Invesco Dorsey Wright Technology Momentum ETF(1)	0.60%
Invesco Dorsey Wright Utilities Momentum ETF(1)	0.60%
Invesco Energy Exploration & Production ETF	0.60%
Invesco Financial Preferred ETF	0.60%
Invesco Food & Beverage ETF	0.60%
Invesco Global Listed Private Equity ETF	0.60%
Invesco Golden Dragon China ETF	0.60%
Invesco High Yield Equity Dividend Achievers™ ETF	0.50%
Invesco International Dividend Achievers™ ETF	0.50%
Invesco Large Cap Growth ETF	0.60%
Invesco Large Cap Value ETF	0.60%
Invesco Leisure and Entertainment ETF	0.60%
Invesco MSCI Sustainable Future ETF	0.60%
Invesco Next Gen Media and Gaming ETF	0.60%
Invesco Oil & Gas Services ETF	0.60%
Invesco Pharmaceuticals ETF	0.60%
Invesco RAFI US 1000 ETF(1)	0.39%
Invesco RAFI US 1500 Small-Mid ETF(1)	0.39%
Invesco S&P 100 Equal Weight ETF (1)	0.25%
Invesco S&P 500 GARP ETF(1)	0.39%
Invesco S&P 500® Quality ETF (1)	0.15%
Invesco S&P 500 Value with Momentum ETF(1)	0.39%
Invesco S&P MidCap Momentum ETF(1)	0.39%
Invesco S&P MidCap Quality ETF (1)	0.25%
Invesco S&P MidCap Value with Momentum ETF(1)	0.39%
Invesco S&P SmallCap Momentum ETF(1)	0.39%
Invesco S&P SmallCap Value with Momentum ETF(1)	0.39%
Invesco S&P Spin-Off ETF	0.60%
Invesco Semiconductors ETF	0.60%
Invesco Water Resources ETF	0.60%

Fund	Expense Cap
Invesco WilderHill Clean Energy ETF	0.60%
Invesco Zacks Mid-Cap ETF	0.60%
Invesco Zacks Multi-Asset Income ETF	0.60%
(1)
Licensing fees are covered by the Expense Cap for the Fund.
The offering costs excluded from the Expense Cap for each Fund, as applicable, are: (a) initial legal fees pertaining to Shares offered for sale; (b) initial SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.
The Expense Agreement provides that for each Fund, the fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.
The Funds may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Funds incur through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Funds. Therefore, the Adviser has agreed to waive the Advisory Fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to each Fund’s Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver does not apply to the Fund’s investment of cash collateral received for securities lending. This waiver is in place through at least August 31, 2028, and there is no guarantee that the Adviser will extend it past that date. This waiver is not subject to recapture.
A Fund’s operating expenses used in determining whether the Fund meets or exceeds its Expense Cap do not include any “Acquired Fund Fees and Expenses” borne directly by the Fund. Acquired Fund Fees and Expenses reflect the pro rata share of the fees and expenses, including management fees, of the investment company or companies in which a Fund invests. While such expenses are not direct operating expenses of a Fund, the Fund is required to include any Acquired Fund Fees and Expenses in the “Total Annual Fund Operating Expenses” line item shown in the fee table in the Fund’s summary section of the Prospectus. As a result, the “Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption” line item displayed in the fee table in the Fund’s summary section of the Prospectus may exceed the Fund’s Expense Cap.
The aggregate amount of the Advisory Fees paid by each Fund to the Adviser and the aggregate amount of Advisory Fees waived by the Adviser (net of expenses reimbursed to the Adviser under the Expense Agreement) for each Fund during the fiscal years ended April 30, 2026, 2025 and 2024, or as otherwise indicated, are set forth in the chart below.

	2026			2025			2024
Fund Name	Management Fee Payable	Amounts Waived and/or Reimbursed that Reduced the Management Fee	Net Management Fee Paid	Management Fee Payable	Amounts Waived and/or Reimbursed that Reduced the Management Fee	Net Management Fee Paid	Management Fee Payable	Amounts Waived and/or Reimbursed that Reduced the Management Fee	Net Management Fee Paid
Invesco Aerospace & Defense ETF	$33,688,203	$(3,407)	$33,684,796	$20,769,905	$(1,696)	$20,768,209	$11,575,880	$(826)	$11,575,054
Invesco AI and Next Gen Software ETF	$2,960,879	$(741)	$2,960,138	$1,949,207	$(220)	$1,948,987	$993,605	$(211)	$993,394
Invesco Biotechnology & Genome ETF	$1,192,726	$(225)	$1,192,501	$1,272,736	$(242)	$1,272,494	$1,213,191	$(225)	$1,212,966

	2026			2025			2024
Fund Name	Management Fee Payable	Amounts Waived and/or Reimbursed that Reduced the Management Fee	Net Management Fee Paid	Management Fee Payable	Amounts Waived and/or Reimbursed that Reduced the Management Fee	Net Management Fee Paid	Management Fee Payable	Amounts Waived and/or Reimbursed that Reduced the Management Fee	Net Management Fee Paid
Invesco Bloomberg Analyst Rating Improvers ETF[1,2]	$432,702	$(53)	$432,649	$442,871	$(49)	$442,822	$848,358	$(52)	$848,306
Invesco Bloomberg MVP Multi-factor ETF[3,4]	$304,721	$(60)	$304,661	$301,431	$(43)	$301,388	$332,657	$(4,738)	$327,919
Invesco Building & Construction ETF	$1,540,484	$(262)	$1,540,222	$1,715,014	$(214)	$1,714,800	$1,201,513	$(166)	$1,201,347
Invesco BuyBack AchieversTM ETF	$7,398,450	$(1,334)	$7,397,116	$5,923,561	$(1,104)	$5,922,457	$6,004,857	$(1,275)	$6,003,582
Invesco Dividend AchieversTM ETF	$2,919,752	$(740)	$2,919,012	$2,758,178	$(513)	$2,757,665	$2,537,455	$(407)	$2,537,048
Invesco Dorsey Wright Basic Materials Momentum ETF	$350,211	$(131,970)	$218,241	$288,875	$(105,123)	$183,752	$552,900	$(136,818)	$416,082
Invesco Dorsey Wright Consumer Cyclicals Momentum ETF	$156,246	$(114,663)	$41,583	$336,632	$(119,716)	$216,916	$169,666	$(73,824)	$95,842
Invesco Dorsey Wright Consumer Staples Momentum ETF	$467,102	$(152,220)	$314,882	$446,645	$(124,703)	$321,942	$472,097	$(122,887)	$349,210
Invesco Dorsey Wright Energy Momentum ETF	$243,724	$(122,541)	$121,183	$326,748	$(115,902)	$210,846	$458,013	$(138,691)	$319,322
Invesco Dorsey Wright Financial Momentum ETF	$278,837	$(101,168)	$177,669	$335,255	$(89,215)	$246,040	$167,494	$(38,408)	$129,086
Invesco Dorsey Wright Healthcare Momentum ETF	$554,525	$(160,976)	$393,549	$667,388	$(166,942)	$500,446	$740,922	$(158,506)	$582,416
Invesco Dorsey Wright Industrials Momentum ETF	$1,755,866	$(333,027)	$1,422,839	$1,598,549	$(292,139)	$1,306,410	$812,890	$(9,156)	$803,734
Invesco Dorsey Wright Momentum ETF	$6,608,878	$(1,069)	$6,607,809	$6,455,865	$(1,149)	$6,454,716	$5,566,427	$(449)	$5,565,978
Invesco Dorsey Wright Technology Momentum ETF	$2,011,857	$(342,654)	$1,669,203	$2,374,026	$(385,597)	$1,988,429	$1,645,254	$(265,169)	$1,380,085
Invesco Dorsey Wright Utilities Momentum ETF	$302,850	$(135,637)	$167,213	$253,095	$(104,135)	$148,960	$184,971	$(90,616)	$94,355
Invesco Dow Jones Industrial Average Dividend ETF[2]	$267,705	$(327)	$267,378	$222,159	$(282)	$221,877	$196,471	$(203)	$196,268
Invesco Energy Exploration & Production ETF	$384,300	$(30,799)	$353,501	$570,062	$(142)	$569,920	$752,524	$(3,036)	$749,488
Invesco Financial Preferred ETF	$3,849,453	$(779)	$3,848,674	$4,446,182	$(1,489)	$4,444,693	$4,854,918	$(5,274)	$4,849,644
Invesco Food & Beverage ETF	$488,118	$(12,540)	$475,578	$546,949	$(152)	$546,797	$1,033,992	$(169)	$1,033,823
Invesco Global Listed Private Equity ETF	$1,484,317	$(210)	$1,484,107	$1,300,508	$(651)	$1,299,857	$1,023,611	$(2,371)	$1,021,240
Invesco Golden Dragon China ETF	$695,355	$(260)	$695,095	$726,710	$(228)	$726,482	$824,749	$(1,495)	$823,254
Invesco High Yield Equity Dividend AchieversTM ETF	$4,310,523	$(1,631)	$4,308,892	$4,812,241	$(1,206)	$4,811,035	$5,136,089	$(901)	$5,135,188
Invesco International Dividend AchieversTM ETF	$3,521,626	$(789)	$3,520,837	$3,399,522	$(560)	$3,398,962	$4,016,528	$(419)	$4,016,109
Invesco Large Cap Growth ETF	$6,914,566	$(957)	$6,913,609	$4,687,207	$(499)	$4,686,708	$3,502,069	$(176)	$3,501,893
Invesco Large Cap Value ETF	$6,135,211	$(903)	$6,134,308	$4,897,939	$(526)	$4,897,413	$3,967,045	$(349)	$3,966,696

	2026			2025			2024
Fund Name	Management Fee Payable	Amounts Waived and/or Reimbursed that Reduced the Management Fee	Net Management Fee Paid	Management Fee Payable	Amounts Waived and/or Reimbursed that Reduced the Management Fee	Net Management Fee Paid	Management Fee Payable	Amounts Waived and/or Reimbursed that Reduced the Management Fee	Net Management Fee Paid
Invesco Leisure and Entertainment ETF	$1,506,624	$(283)	$1,506,341	$1,341,264	$(258)	$1,341,006	$1,709,878	$(8,953)	$1,700,925
Invesco MSCI Sustainable Future ETF	$715,706	$(47,404)	$668,302	$815,207	$(26,796)	$788,411	$1,185,427	$(57)	$1,185,370
Invesco NASDAQ Internet ETF[2]	$4,401,832	$(234)	$4,401,598	$4,804,899	$(115)	$4,804,784	$3,816,451	$(80)	$3,816,371
Invesco Next Gen Connectivity ETF[3,5]	$264,870	$(75)	$264,795	$155,925	$(20)	$155,905	$169,915	$(86)	$169,829
Invesco Next Gen Media and Gaming ETF	$608,091	$(28,762)	$579,329	$278,565	$(48,398)	$230,167	$156,028	$(69,369)	$86,659
Invesco Oil & Gas Services ETF	$212,675	$(59,737)	$152,938	$301,439	$(22,946)	$278,493	$329,415	$(40,092)	$289,323
Invesco Pharmaceuticals ETF	$1,525,567	$(256)	$1,525,311	$1,359,207	$(229)	$1,358,978	$1,386,309	$(192)	$1,386,117
Invesco RAFI US 1000 ETF	$24,239,808	$(5,308)	$24,234,500	$21,168,105	$(4,458)	$21,163,647	$18,210,944	$(199,560)	$18,011,384
Invesco RAFI US 1500 Small-Mid ETF	$7,406,712	$(3,155)	$7,403,557	$7,191,637	$(46,130)	$7,145,507	$6,149,539	$(157,098)	$5,992,441
Invesco S&P 100 Equal Weight ETF	$4,621,497	$(981,629)	$3,639,868	$2,192,468	$(457,313)	$1,735,155	$982,693	$(319,089)	$663,604
Invesco S&P 500 BuyWrite ETF[6]	$800,212	$(290)	$799,922	$305,378	$(107)	$305,271	$403,673	$(63)	$403,610
Invesco S&P 500 GARP ETF	$7,424,769	$(2,117)	$7,422,652	$12,104,840	$(2,405)	$12,102,435	$11,055,328	$(1,008)	$11,054,320
Invesco S&P 500 Value with Momentum ETF	$234,607	$(39,091)	$195,516	$118,376	$(22,837)	$95,539	$109,582	$(73,227)	$36,355
Invesco S&P 500® Equal Weight Communication Services ETF	$277,717	$(30)	$277,687	$222,644	$(27)	$222,617	$270,149	$(44)	$270,105
Invesco S&P 500® Equal Weight Consumer Discretionary ETF	$906,300	$(100)	$906,200	$1,229,113	$(132)	$1,228,981	$1,824,852	$(174)	$1,824,678
Invesco S&P 500® Equal Weight Consumer Staples ETF	$1,005,606	$(133)	$1,005,473	$1,322,323	$(188)	$1,322,135	$2,521,292	$(250)	$2,521,042
Invesco S&P 500® Equal Weight Energy ETF	$1,877,994	$(221)	$1,877,773	$2,146,677	$(210)	$2,146,467	$2,220,096	$(217)	$2,219,879
Invesco S&P 500® Equal Weight ETF	$154,138,985	$(104,159)	$154,034,826	$131,224,977	$(38,680)	$131,186,297	$87,604,998	$(11,392)	$87,593,606
Invesco S&P 500® Equal Weight Financials ETF	$1,218,505	$(170)	$1,218,335	$1,162,399	$(139)	$1,162,260	$1,066,727	$(96)	$1,066,631
Invesco S&P 500® Equal Weight Health Care ETF	$2,929,125	$(451)	$2,928,674	$3,549,242	$(436)	$3,548,806	$3,881,310	$(211)	$3,881,099
Invesco S&P 500® Equal Weight Industrials ETF	$2,981,782	$(731)	$2,981,051	$2,575,096	$(271)	$2,574,825	$2,261,990	$(202)	$2,261,788
Invesco S&P 500® Equal Weight Materials ETF	$665,747	$(142)	$665,605	$999,241	$(131)	$999,110	$1,173,592	$(133)	$1,173,459
Invesco S&P 500® Equal Weight Real Estate ETF	$420,869	$(59)	$420,810	$450,237	$(48)	$450,189	$389,490	$(42)	$389,448
Invesco S&P 500® Equal Weight Technology ETF	$15,539,760	$(3,025)	$15,536,735	$14,173,507	$(1,235)	$14,172,272	$13,131,824	$(818)	$13,131,006
Invesco S&P 500® Equal Weight Utilities ETF	$1,983,912	$(468)	$1,983,444	$1,354,463	$(232)	$1,354,231	$1,189,854	$(134)	$1,189,720
Invesco S&P 500® Pure Growth ETF	$5,774,152	$(670)	$5,773,482	$5,458,350	$(571)	$5,457,779	$6,242,348	$(444)	$6,241,904

	2026			2025			2024
Fund Name	Management Fee Payable	Amounts Waived and/or Reimbursed that Reduced the Management Fee	Net Management Fee Paid	Management Fee Payable	Amounts Waived and/or Reimbursed that Reduced the Management Fee	Net Management Fee Paid	Management Fee Payable	Amounts Waived and/or Reimbursed that Reduced the Management Fee	Net Management Fee Paid
Invesco S&P 500® Pure Value ETF	$5,139,211	$(1,363)	$5,137,848	$6,469,016	$(1,370)	$6,467,646	$6,517,599	$(1,013)	$6,516,586
Invesco S&P 500® Quality ETF	$22,687,254	$(8,194,332)	$14,492,922	$16,700,170	$(6,348,668)	$10,351,502	$9,792,721	$(5,179,901)	$4,612,820
Invesco S&P 500® Top 50 ETF	$20,952,014	$(5,775)	$20,946,239	$13,565,917	$(2,252)	$13,563,665	$5,864,088	$(861)	$5,863,227
Invesco S&P MidCap 400® GARP ETF[7]	$1,656,534	$(403)	$1,656,131	$1,812,140	$(276)	$1,811,864	$921,962	$(89)	$921,873
Invesco S&P MidCap 400® Pure Growth ETF	$1,045,693	$(145)	$1,045,548	$1,142,868	$(87)	$1,142,781	$928,674	$(79)	$928,595
Invesco S&P MidCap 400® Pure Value ETF	$982,789	$(258)	$982,531	$962,052	$(158)	$961,894	$963,995	$(159)	$963,836
Invesco S&P MidCap Momentum ETF	$13,952,406	$(3,084)	$13,949,322	$9,204,114	$(1,490)	$9,202,624	$3,728,156	$(863)	$3,727,293
Invesco S&P MidCap Quality ETF	$12,777,631	$(2,747,691)	$10,029,940	$13,724,571	$(2,995,218)	$10,729,353	$5,398,040	$(1,258,822)	$4,139,218
Invesco S&P MidCap Value with Momentum ETF	$952,599	$(444)	$952,155	$722,769	$(210)	$722,559	$547,382	$(42,561)	$504,821
Invesco S&P SmallCap 600® Pure Growth ETF	$366,863	$(42)	$366,821	$377,932	$(42)	$377,890	$329,588	$(69)	$329,519
Invesco S&P SmallCap 600® Pure Value ETF[2]	$791,047	$(136)	$790,911	$830,416	$(44)	$830,372	$841,979	$(73)	$841,906
Invesco S&P SmallCap Momentum ETF	$5,804,970	$(1,170)	$5,803,800	$3,249,227	$(661)	$3,248,566	$664,281	$(16,741)	$647,540
Invesco S&P SmallCap Value with Momentum ETF	$1,677,287	$(480)	$1,676,807	$2,226,056	$(285)	$2,225,771	$1,916,017	$(2,452)	$1,913,565
Invesco S&P Spin-Off ETF	$425,123	$(9,970)	$415,153	$332,135	$(15,634)	$316,501	$266,021	$(62)	$265,959
Invesco Semiconductors ETF	$4,875,771	$(633)	$4,875,138	$3,800,574	$(444)	$3,800,130	$3,291,592	$(232)	$3,291,360
Invesco Water Resources ETF	$10,762,493	$(1,660)	$10,760,833	$10,911,448	$(1,545)	$10,909,903	$9,420,969	$(1,458)	$9,419,511
Invesco WilderHill Clean Energy ETF	$2,412,365	$(523)	$2,411,842	$1,467,784	$(350)	$1,467,434	$2,517,909	$(309)	$2,517,600
Invesco Zacks Mid-Cap ETF	$922,166	$(197)	$921,969	$988,170	$(136)	$988,034	$966,515	$(194)	$966,321
Invesco Zacks Multi-Asset Income ETF	$572,184	$(149)	$572,035	$578,162	$(4,408)	$573,754	$501,357	$(5,343)	$496,014

1	Prior to March 25, 2024, the Fund’s Advisory Fee was 0.75% of its average daily net assets. Effective March 25, 2024, the Advisory Fee is 0.40% of its average daily net assets.
2
During the fiscal year ended April 30, 2024, the Fund was not included in the Expense Agreement and instead paid an annual unitary management fee to the Adviser, out of which the Adviser paid substantially all of the Fund’s expenses. Any waivers are from fees the Adviser received in amounts equal to indirect fees that the Fund incurred through its investments in Underlying Affiliated Investments.

3
Prior to August 28, 2023, the Fund was included in the Expense Agreement. Effective August 28, 2023, the Fund has paid a unitary management fee to the Adviser out of which the Adviser has paid substantially all of the Fund’s expenses. Therefore, effective August 28, 2023, any waivers are from fees the Adviser received in amounts equal to indirect fees that the Fund incurred through its investments in Underlying Affiliated Investments.

4	Prior to August 28, 2023, the Fund’s Advisory Fee was 0.50% of its average daily net assets. Effective August 28, 2023, the Advisory Fee is 0.29% of its average daily net assets.
5	Prior to August 28, 2023, the Fund’s Advisory Fee was 0.50% of its average daily net assets. Effective August 28, 2023, the Advisory Fee is 0.40% of its average daily net assets.
6	Prior to January 5, 2024, the Fund’s Advisory Fee was 0.49% of its average daily net assets. Effective January 5, 2024, the Advisory Fee is 0.29% of its average daily net assets.
7	Prior to August 28, 2023, the Fund’s Advisory Fee was 0.40% of its average daily net assets. Effective August 28, 2023, the Advisory Fee is 0.35% of its average daily net assets.

Under the Investment Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Investment Advisory Agreement continues in effect only if approved annually by the Board, including a majority of the Independent Trustees. The Investment Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to a Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of that Fund’s outstanding voting securities on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Fund.
Payments to Financial Intermediaries. The Adviser, the Distributor and/or their affiliates may enter into contractual arrangements with certain broker-dealers, banks and other financial intermediaries (each, an “Intermediary” and together, the “Intermediaries”) that the Adviser, the Distributor and/or their affiliates believe may benefit the Funds, other Invesco ETFs generally, and/or other funds or accounts managed by affiliates of the Adviser and Distributor. Pursuant to such arrangements, the Adviser, the Distributor and/or their affiliates may provide cash payments or non-cash compensation exclusively from their own assets (and not from the assets of any Fund, Invesco ETF or other fund or account managed by them), to Intermediaries for certain activities that are designed to make registered representatives and other professionals more knowledgeable about exchange-traded products, including a Fund or Invesco ETFs generally; or for other activities, such as marketing, presentations, educational training programs, conferences, data collection and provision, technology support, the development of technology platforms and reporting systems, and providing their customers with access to the Funds via online platforms. The Adviser, the Distributor, or their affiliates may, from their own assets, provide payments to intermediaries for reimbursement of costs or otherwise support services or other activities that the Adviser, the Distributor and/or their affiliates believe may facilitate investment in the Funds, other Invesco ETFs, and/or other funds or accounts managed by affiliates of the Adviser and Distributor.
Any payments made pursuant to such arrangements may vary in any year and may be different for different Intermediaries. In certain cases, the payments described here may be subject to certain minimum payment levels. Although a portion of the Adviser’s revenue comes directly or indirectly in part from fees paid by the Funds, payments to Intermediaries are not financed by the Funds and therefore do not increase the price paid by investors for the purchase of shares of, or the costs of owning, a Fund or reduce the amount received by a shareholder as proceeds from the redemption of Shares. As a result, such payments are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds’ Prospectuses.
The Adviser periodically assesses the advisability of continuing to make these payments. Payments to an Intermediary may be significant to that Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Funds over other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professionals if he or she receives similar payments from his or her intermediary firm.
As of July 31, 2026, the Intermediaries receiving such payments are Ameriprise Financial Services, LLC, Cetera, Charles Schwab, Envestnet, Jane Street Financial Limited, Janney Montgomery Scott, JP Morgan Securities LLC, LPL Financial, Merrill Lynch, Morgan Stanley Smith Barney LLC, National Financial Services LLC, Nitrogen Wealth Inc., Orion Advisor Services, Osaic, Inc., Pershing LLC, PFS Investments Inc., Raymond James, Sanctuary Wealth Group, LLC, The Bank of New York Mellon, UBS Financial Services, Inc. and Wells Fargo. Any additions, modifications or deletions to this list of Intermediaries that have occurred since that date are not included in the list.

Please contact your salesperson, adviser, broker or other investment professional for more information regarding any such payments or financial incentives his or her intermediary firm may receive. Any payments made, or financial incentives offered, by the Adviser, Distributor and/or their affiliates to an Intermediary may create the incentive for the Intermediary to encourage customers to buy Shares.
Administrator. BNY serves as administrator for the Funds. Its principal address is 240 Greenwich Street, New York, NY 10286.
BNY serves as Administrator for the Funds pursuant to a fund administration and accounting agreement (the “Administrative Services Agreement”) with the Trust. Under the Administrative Services Agreement, BNY is obligated, on a continuous basis, to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and the Funds. BNY will generally assist in many aspects of the Trust's and the Funds' operations, including accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other service providers); assist in preparing reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; and supply supporting documentation for meetings of the Board.
Pursuant to the Administrative Services Agreement, the Trust has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.
As compensation for the foregoing services, BNY receives certain out-of-pocket costs and asset-based fees which are accrued daily and paid monthly by the Adviser from the Advisory Fee for the Unitary Fee Funds.
The aggregate amount of the administrative fees paid by each Fund to BNY pursuant to the Administrative Services Agreement during each Fund’s fiscal years ended April 30, 2026, 2025 and 2024 are set forth in the chart below. Because these fees for the Unitary Fee Funds are paid by the Adviser out of the unitary management fee, the Unitary Fee Funds are not listed in the chart below.

Fund Name	2026	2025	2024
Invesco Aerospace & Defense ETF	$397,369	$297,531	$148,850
Invesco AI and Next Gen Software ETF	$43,940	$38,268	$19,524
Invesco Biotechnology & Genome ETF	$24,789	$28,597	$19,175
Invesco Bloomberg MVP Multi-factor ETF[1]	$N/A	$N/A	$406
Invesco Building & Construction ETF	$26,267	$36,700	$25,576
Invesco BuyBack AchieversTM ETF	$101,875	$70,434	$121,707
Invesco Dividend AchieversTM ETF	$57,286	$58,434	$54,781
Invesco Dorsey Wright Basic Materials Momentum ETF	$14,260	$13,095	$18,247
Invesco Dorsey Wright Consumer Cyclicals Momentum ETF	$13,251	$16,565	$5,803
Invesco Dorsey Wright Consumer Staples Momentum ETF	$17,544	$16,766	$5,712
Invesco Dorsey Wright Energy Momentum ETF	$13,688	$14,645	$16,743
Invesco Dorsey Wright Financial Momentum ETF	$15,192	$15,740	$8,271
Invesco Dorsey Wright Healthcare Momentum ETF	$16,524	$20,909	$20,040
Invesco Dorsey Wright Industrials Momentum ETF	$35,171	$32,063	$14,650
Invesco Dorsey Wright Momentum ETF	$93,896	$97,721	$79,687
Invesco Dorsey Wright Technology Momentum ETF	$36,478	$42,619	$32,898
Invesco Dorsey Wright Utilities Momentum ETF	$15,147	$14,462	$14,024
Invesco Energy Exploration & Production ETF	$15,015	$18,036	$18,792
Invesco Financial Preferred ETF	$59,084	$73,094	$74,548
Invesco Food & Beverage ETF	$16,868	$16,509	$28,306
Invesco Global Listed Private Equity ETF	$32,556	$29,742	$18,470
Invesco Golden Dragon China ETF	$20,669	$21,101	$15,284
Invesco High Yield Equity Dividend AchieversTM ETF	$81,119	$90,211	$120,780
Invesco International Dividend AchieversTM ETF	$64,521	$67,371	$78,760

Fund Name	2026	2025	2024
Invesco Large Cap Growth ETF	$90,571	$75,306	$48,708
Invesco Large Cap Value ETF	$83,913	$76,470	$41,428
Invesco Leisure and Entertainment ETF	$34,402	$27,166	$3,958
Invesco MSCI Sustainable Future ETF	$20,774	$23,163	$29,890
Invesco Next Gen Media and Gaming ETF	$22,515	$14,388	$6,500
Invesco Oil & Gas Services ETF	$12,535	$16,487	$7,713
Invesco Pharmaceuticals ETF	$26,206	$29,209	$32,579
Invesco RAFI US 1000 ETF	$522,459	$504,400	$453,824
Invesco RAFI US 1500 Small-Mid ETF	$183,719	$197,155	$181,151
Invesco S&P 100 Equal Weight ETF	$116,762	$68,222	$27,529
Invesco S&P 500 GARP ETF	$169,075	$328,795	$281,484
Invesco S&P 500 Value with Momentum ETF	$15,361	$13,776	$1,170
Invesco S&P 500® Quality ETF	$950,775	$765,988	$426,900
Invesco S&P MidCap Momentum ETF	$319,223	$189,640	$99,089
Invesco S&P MidCap Quality ETF	$330,359	$422,513	$100,080
Invesco S&P MidCap Value with Momentum ETF	$28,759	$28,106	$22,949
Invesco S&P SmallCap Momentum ETF	$133,921	$78,252	$18,937
Invesco S&P SmallCap Value with Momentum ETF	$45,664	$66,494	$52,318
Invesco S&P Spin-Off ETF	$16,053	$15,392	$2,118
Invesco Semiconductors ETF	$55,615	$65,109	$48,740
Invesco Water Resources ETF	$147,772	$162,727	$143,421
Invesco WilderHill Clean Energy ETF	$31,808	$27,625	$43,869
Invesco Zacks Mid-Cap ETF	$22,698	$25,513	$21,593
Invesco Zacks Multi-Asset Income ETF	$19,877	$21,011	$6,052

1	The Fund is a Unitary Fee Fund effective August 28, 2023. Prior to this date, it paid administrative fees to BNY pursuant to the Administrative Services Agreement.
Custodian, Transfer Agent and Fund Accounting Agent. BNY (the “Custodian” or “Transfer Agent”), located at 240 Greenwich Street, New York, NY 10286, also serves as custodian for the Funds pursuant to a custodian agreement. As Custodian, BNY holds the Funds’ assets, calculates the NAV of the Shares and calculates net income and realized capital gains or losses. BNY also serves as Transfer Agent and dividend disbursing agent for the Funds pursuant to a transfer agency agreement. Further, BNY serves as Fund accounting agent pursuant to the Administrative Services Agreement. As compensation for the foregoing services, BNY may be reimbursed for its out-of-pocket costs, and receive transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from the Advisory Fee.
Distributor. Invesco Distributors, Inc. (previously defined as the “Distributor”) is the distributor of the Shares. The Distributor's principal address is 11 Greenway Plaza, Houston, TX 77046-1173. The Distributor has entered into a distribution agreement (the “Distribution Agreement”) with the Trust pursuant to which it distributes the Shares. Each Fund continuously offers Shares for sale through the Distributor only in Creation Unit Aggregations, as described in each Fund’s Prospectus and below under the heading “Creation and Redemption of Creation Unit Aggregations.”
The Distribution Agreement for the Funds provides that it may be terminated as to a Fund at any time, without the payment of any penalty, on at least 60 days' written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
Securities Lending Arrangements. The Funds may participate in a securities lending program (the “Program”) pursuant to a securities lending agreement that establishes the terms of the loan, including collateral requirements. Collateral may consist of cash, U.S. government securities, letters of credit, or such other collateral as may be permitted under such Funds’ investment policies. Funds participating in the Program may lend securities to securities brokers and other borrowers.

Under the Program, each of BNY and Invesco Advisers, Inc. ("Invesco Advisers") serves as a securities lending agent for the Funds. To the extent a Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board has approved policies and procedures that govern a Fund’s securities lending activities when utilizing an affiliated securities lending agent, such as Invesco Advisers, consistent with the guidance set forth in the no-action letters.
Invesco Advisers serves as a securities lending agent to other clients in addition to the Funds. There are potential conflicts of interest involved in the Funds’ use of Invesco Advisers as an affiliated securities lending agent, including but not limited to: (i) Invesco Advisers as securities lending agent may have an incentive to increase or decrease the amount of securities on loan, lend particular securities, delay or forgo calling securities on loan, or lend securities to less creditworthy borrowers, in order to generate additional fees for Invesco Advisers; and (ii) Invesco Advisers as securities lending agent may have an incentive to allocate loans to clients that would provide more fees to Invesco Advisers. Invesco Advisers seeks to mitigate these potential conflicts of interest by utilizing a lending methodology designed to provide its securities lending clients with equal lending opportunities over time.
In addition, the Adviser renders certain administrative services to the Funds that engage in securities lending activities, which include, where applicable: (a) overseeing participation in the Program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal in determining which specific securities are available for loan; (c) monitoring the securities lending agent to ensure that securities loans are effected in accordance with the Adviser’s instructions and with procedures adopted by the Board; (d) monitoring the creditworthiness of the securities lending agent and borrowers to ensure that securities loans are effected in accordance with the Adviser’s risk policies; (e) preparing appropriate periodic Board reports with respect to securities lending activities; (f) responding to securities lending agent inquiries; and (g) performing such other duties as may be necessary.
For the fiscal year ended April 30, 2026, the income earned by the Funds, as well as the fees and/or compensation paid (in dollars) to BNY pursuant to the securities lending agreement were as follows:
	Gross income from securities lending activities	Fees paid to Securities Lending Agent from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	Administrative fees not included in the revenue split	Indemnification fees not included in the revenue split	Rebate (paid to borrower)	Other fees not included in the revenue split	Aggregate fees/ compensation for securities lending activities	Net income from securities lending activities
Invesco Aerospace & Defense ETF	$7,997,100.76	$38,317.97	$538,862.00	$0.00	$0.00	$7,074,904.45	$0.00	$7,652,084.42	$345,016.34
Invesco AI and Next Gen Software ETF	$481,858.64	$4,528.95	$25,553.00	$0.00	$0.00	$410,979.49	$0.00	$441,061.44	$40,797.20
Invesco Biotechnology & Genome ETF	$597,072.11	$4,907.19	$36,849.00	$0.00	$0.00	$511,129.51	$0.00	$552,885.70	$44,186.41
Invesco Bloomberg Analyst Rating Improvers ETF	$26,351.99	$89.76	$4,400.00	$0.00	$0.00	$21,052.37	$0.00	$25,542.13	$809.86
Invesco Bloomberg MVP Multi-factor ETF	$11,173.58	$38.96	$1,633.00	$0.00	$0.00	$9,150.37	$0.00	$10,822.33	$351.25
Invesco Building & Construction ETF	$303,476.81	$1,477.07	$27,150.00	$0.00	$0.00	$261,545.18	$0.00	$290,172.25	$13,304.56
Invesco Buyback AchieversTM ETF	$1,655,239.59	$9,167.47	$144,294.00	$0.00	$0.00	$1,419,110.14	$0.00	$1,572,571.61	$82,667.98

	Gross income from securities lending activities	Fees paid to Securities Lending Agent from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	Administrative fees not included in the revenue split	Indemnification fees not included in the revenue split	Rebate (paid to borrower)	Other fees not included in the revenue split	Aggregate fees/ compensation for securities lending activities	Net income from securities lending activities
Invesco Dividend AchieversTM ETF	$103,601.77	$432.93	$7,623.00	$0.00	$0.00	$91,601.61	$0.00	$99,657.54	$3,944.23
Invesco Dorsey Wright Basic Materials Momentum ETF	$159,768.46	$1,816.47	$5,236.00	$0.00	$0.00	$136,347.61	$0.00	$143,400.08	$16,368.38
Invesco Dorsey Wright Consumer Cyclicals Momentum ETF	$100,649.22	$557.00	$4,238.00	$0.00	$0.00	$90,825.43	$0.00	$95,620.43	$5,028.79
Invesco Dorsey Wright Consumer Staples Momentum ETF	$191,292.93	$689.37	$12,647.00	$0.00	$0.00	$171,735.01	$0.00	$185,071.38	$6,221.55
Invesco Dorsey Wright Energy Momentum ETF	$173,404.63	$1,215.52	$14,871.00	$0.00	$0.00	$146,358.59	$0.00	$162,445.11	$10,959.52
Invesco Dorsey Wright Financial Momentum ETF	$109,454.32	$733.97	$5,989.00	$0.00	$0.00	$96,115.24	$0.00	$102,838.21	$6,616.11
Invesco Dorsey Wright Healthcare Momentum ETF	$551,678.77	$4,932.99	$37,824.00	$0.00	$0.00	$464,471.76	$0.00	$507,228.75	$44,450.02
Invesco Dorsey Wright Industrials Momentum ETF	$574,358.97	$3,223.74	$44,042.00	$0.00	$0.00	$498,051.52	$0.00	$545,317.26	$29,041.71
Invesco Dorsey Wright Momentum ETF	$1,409,483.27	$6,060.11	$22,154.00	$0.00	$0.00	$1,326,698.75	$0.00	$1,354,912.86	$54,570.41
Invesco Dorsey Wright Technology Momentum ETF	$1,475,761.88	$23,969.42	$77,841.00	$0.00	$0.00	$1,158,185.76	$0.00	$1,259,996.18	$215,765.70
Invesco Dorsey Wright Utilities Momentum ETF	$73,085.53	$1,507.82	$8,738.00	$0.00	$0.00	$49,261.71	$0.00	$59,507.53	$13,578.00
Invesco Dow Jones Industrial Average Dividend ETF	$2,931.94	$14.34	$0.00	$0.00	$0.00	$2,788.45	$0.00	$2,802.79	$129.15
Invesco Energy Exploration & Production ETF	$160,688.61	$1,555.73	$8,317.00	$0.00	$0.00	$136,794.57	$0.00	$146,667.30	$14,021.31
Invesco Financial Preferred ETF	$160,085.45	$13,279.89	$7,800.00	$0.00	$0.00	$19,445.00	$0.00	$40,524.89	$119,560.56
Invesco Food & Beverage ETF	$216,730.78	$1,260.48	$22,268.00	$0.00	$0.00	$181,844.87	$0.00	$205,373.35	$11,357.43
Invesco Global Listed Private Equity ETF	$1,915,767.48	$50,466.03	$80,032.00	$0.00	$0.00	$1,330,971.64	$0.00	$1,461,469.67	$454,297.81
Invesco Golden Dragon China ETF	$489,635.77	$51,676.71	$32,657.00	$0.00	$0.00	($59,882.10)	$0.00	$24,451.61	$465,184.16
Invesco High Yield Equity Dividend Achievers™ ETF	$1,393,230.47	$5,363.50	$163,986.00	$0.00	$0.00	$1,175,568.21	$0.00	$1,344,917.71	$48,312.76
Invesco International Dividend Achievers™ ETF	$1,784,520.27	$55,728.56	$104,156.00	$0.00	$0.00	$1,123,039.53	$0.00	$1,282,924.09	$501,596.18
Invesco Large Cap Growth ETF	$161,527.12	$861.67	$10,329.00	$0.00	$0.00	$142,577.31	$0.00	$153,767.98	$7,759.14
Invesco Large Cap Value ETF	$23.74	$0.05	$0.00	$0.00	$0.00	$23.17	$0.00	$23.22	$0.52
Invesco Leisure and Entertainment ETF	$687,813.38	$3,568.06	$57,506.00	$0.00	$0.00	$594,596.90	$0.00	$655,670.96	$32,142.42
Invesco MSCI Sustainable Future ETF	$721,170.67	$16,032.73	$22,977.00	$0.00	$0.00	$537,784.23	$0.00	$576,793.96	$144,376.71

	Gross income from securities lending activities	Fees paid to Securities Lending Agent from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	Administrative fees not included in the revenue split	Indemnification fees not included in the revenue split	Rebate (paid to borrower)	Other fees not included in the revenue split	Aggregate fees/ compensation for securities lending activities	Net income from securities lending activities
Invesco NASDAQ Internet ETF	$463,632.23	$2,883.58	$22,696.00	$0.00	$0.00	$412,060.73	$0.00	$437,640.31	$25,991.92
Invesco Next Gen Connectivity ETF	$32,658.17	$387.21	$1,434.00	$0.00	$0.00	$27,340.21	$0.00	$29,161.42	$3,496.75
Invesco Next Gen Media and Gaming ETF	$109,995.85	$1,371.68	$1,743.00	$0.00	$0.00	$94,501.81	$0.00	$97,616.49	$12,379.36
Invesco Oil & Gas Services ETF	$169,003.26	$1,720.79	$17,165.00	$0.00	$0.00	$134,607.67	$0.00	$153,493.46	$15,509.80
Invesco Pharmaceuticals ETF	$607,318.02	$2,243.17	$54,837.00	$0.00	$0.00	$530,029.79	$0.00	$587,109.96	$20,208.06
Invesco RAFI US 1000 ETF	$5,009,083.81	$39,959.49	$372,472.00	$0.00	$0.00	$4,236,542.19	$0.00	$4,648,973.68	$360,110.13
Invesco RAFI US 1500 Small-Mid ETF	$9,022,870.59	$96,872.85	$905,861.00	$0.00	$0.00	$7,146,723.67	$0.00	$8,149,457.52	$873,413.07
Invesco S&P 100 Equal Weight ETF	$17,879.68	$62.75	$0.00	$0.00	$0.00	$17,252.10	$0.00	$17,314.85	$564.83
Invesco S&P 500® Equal Weight ETF	$64,592,836.70	$1,513,271.71	$3,381,656.00	$0.00	$0.00	$46,077,822.20	$0.00	$50,972,749.91	$13,620,086.79
Invesco S&P 500® Equal Weight Communication Services ETF	$27,501.76	$165.55	$9,417.00	$0.00	$0.00	$16,426.97	$0.00	$26,009.52	$1,492.24
Invesco S&P 500® Equal Weight Consumer Discretionary ETF	$50,222.68	$134.70	$0.00	$0.00	$0.00	$48,874.48	$0.00	$49,009.18	$1,213.50
Invesco S&P 500® Equal Weight Consumer Staples ETF	$123,868.98	$386.35	$5,103.00	$0.00	$0.00	$114,898.96	$0.00	$120,388.31	$3,480.67
Invesco S&P 500® Equal Weight Energy ETF	$71,160.29	$179.84	$6,777.00	$0.00	$0.00	$62,583.96	$0.00	$69,540.80	$1,619.49
Invesco S&P 500® Equal Weight Financials ETF	$35,014.60	$152.79	$5,479.00	$0.00	$0.00	$28,007.02	$0.00	$33,638.81	$1,375.79
Invesco S&P 500® Equal Weight Health Care ETF	$275,159.61	$1,006.32	$31,271.00	$0.00	$0.00	$233,821.08	$0.00	$266,098.40	$9,061.21
Invesco S&P 500® Equal Weight Industrials ETF	$119,506.71	$296.42	$6,240.00	$0.00	$0.00	$110,301.16	$0.00	$116,837.58	$2,669.13
Invesco S&P 500® Equal Weight Materials ETF	$12,389.17	$32.57	$5,954.00	$0.00	$0.00	$6,109.02	$0.00	$12,095.59	$293.58
Invesco S&P 500® Equal Weight Real Estate ETF	$1,459.92	$3.70	$0.00	$0.00	$0.00	$1,422.87	$0.00	$1,426.57	$33.35
Invesco S&P 500® Equal Weight Technology ETF	$1,388,378.53	$4,455.44	$178,440.00	$0.00	$0.00	$1,165,362.99	$0.00	$1,348,258.43	$40,120.10
Invesco S&P 500® Equal Weight Utilities ETF	$95,254.26	$284.53	$14,281.00	$0.00	$0.00	$78,126.36	$0.00	$92,691.89	$2,562.37
Invesco S&P 500 GARP ETF	$1,021,993.10	$6,157.56	$111,314.00	$0.00	$0.00	$849,087.42	$0.00	$966,558.98	$55,434.12
Invesco S&P 500® Pure Growth ETF	$696,191.29	$2,210.04	$89,860.00	$0.00	$0.00	$584,218.84	$0.00	$676,288.88	$19,902.41
Invesco S&P 500® Pure Value ETF	$989,452.55	$363,640.02	$140,134.00	$0.00	$0.00	($2,787,103.10)	$0.00	($2,283,329.08)	$3,272,781.63

	Gross income from securities lending activities	Fees paid to Securities Lending Agent from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	Administrative fees not included in the revenue split	Indemnification fees not included in the revenue split	Rebate (paid to borrower)	Other fees not included in the revenue split	Aggregate fees/ compensation for securities lending activities	Net income from securities lending activities
Invesco S&P 500® Quality ETF	$2,105,607.21	$7,247.94	$150,171.00	$0.00	$0.00	$1,882,916.70	$0.00	$2,040,335.64	$65,271.57
Invesco S&P 500® Top 50 ETF	$90,089.92	$306.52	$0.00	$0.00	$0.00	$87,024.38	$0.00	$87,330.90	$2,759.02
Invesco S&P 500 Value with Momentum ETF	$6,087.70	$27.20	$1,527.00	$0.00	$0.00	$4,287.15	$0.00	$5,841.35	$246.35
Invesco S&P MidCap 400® GARP ETF	$1,133,648.91	$4,482.04	$66,506.00	$0.00	$0.00	$1,022,290.75	$0.00	$1,093,278.79	$40,370.12
Invesco S&P MidCap 400® Pure Growth ETF	$842,378.47	$3,665.69	$46,185.00	$0.00	$0.00	$759,488.26	$0.00	$809,338.95	$33,039.52
Invesco S&P MidCap 400® Pure Value ETF	$799,063.31	$3,611.14	$75,365.00	$0.00	$0.00	$687,537.31	$0.00	$766,513.45	$32,549.86
Invesco S&P MidCap Momentum ETF	$6,107,966.08	$34,247.98	$549,636.00	$0.00	$0.00	$5,215,740.61	$0.00	$5,799,624.59	$308,341.49
Invesco S&P MidCap Quality ETF	$7,407,253.30	$26,246.11	$525,497.00	$0.00	$0.00	$6,619,188.04	$0.00	$7,170,931.15	$236,322.15
Invesco S&P MidCap Value with Momentum ETF	$512,227.40	$1,829.09	$41,894.00	$0.00	$0.00	$452,023.53	$0.00	$495,746.62	$16,480.78
Invesco S&P SmallCap 600® Pure Growth ETF	$413,997.06	$1,767.52	$28,140.00	$0.00	$0.00	$368,118.26	$0.00	$398,025.78	$15,971.28
Invesco S&P SmallCap 600® Pure Value ETF	$885,688.38	$23,507.45	$67,010.00	$0.00	$0.00	$583,506.78	$0.00	$674,024.23	$211,664.15
Invesco S&P SmallCap Momentum ETF	$4,720,789.97	$18,348.96	$480,859.00	$0.00	$0.00	$4,056,332.29	$0.00	$4,555,540.25	$165,249.72
Invesco S&P SmallCap Value with Momentum ETF	$1,287,807.28	$7,387.38	$106,829.00	$0.00	$0.00	$1,107,032.07	$0.00	$1,221,248.45	$66,558.83
Invesco S&P Spin-Off ETF	$157,315.60	$527.24	$20,971.00	$0.00	$0.00	$131,059.17	$0.00	$152,557.41	$4,758.19
Invesco Semiconductors ETF	$1,423,799.00	$10,584.98	$89,135.00	$0.00	$0.00	$1,228,791.05	$0.00	$1,328,511.03	$95,287.97
Invesco Water Resources ETF	$819,424.68	$2,877.37	$89,121.00	$0.00	$0.00	$701,504.31	$0.00	$793,502.68	$25,922.00
Invesco WilderHill Clean Energy ETF	$1,685,131.84	$54,806.09	$114,392.00	$0.00	$0.00	$1,022,543.12	$0.00	$1,191,741.21	$493,390.63
Invesco Zacks Mid-Cap ETF	$121,893.83	$748.74	$11,257.00	$0.00	$0.00	$103,139.98	$0.00	$115,145.72	$6,748.11
Invesco Zacks Multi-Asset Income ETF	$214,126.41	$2,043.40	$18,100.00	$0.00	$0.00	$175,549.77	$0.00	$195,693.17	$18,433.24
For the fiscal year ended April 30, 2026, BNY provided the following services for the Funds in connection with securities lending activities: (i) entering into loans with approved entities subject to guidelines or restrictions provided by the Funds; (ii) negotiating loan terms; (iii) receiving collateral from borrowers; (iv) collecting distributions from borrowers and crediting such distributions to the custodial account; (v) collecting securities loan fees and crediting them to the collateral account; (vi) terminating loans in its reasonable discretion or as directed by the Funds; (vii) effecting currency conversion transactions; (viii) investing and reinvesting cash collateral; (ix) maintaining books and records; and (x) acting as the Funds’ agent in connection with all aspects of (including establishment, maintenance, perfection, administration, performance of and realization upon) the security interest in, and lien and charge upon, the collateral.

For the fiscal year ended April 30, 2026, the income earned by the Funds, as well as the fees and/or compensation paid (in dollars) to Invesco Advisers pursuant to the affiliated securities lending agreement were as follows:
	Gross income from securities lending activities	Fees paid to Securities Lending Agent from a revenue split*	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	Administrative fees not included in the revenue split	Indemnification fees not included in the revenue split	Rebate (paid to borrower)	Other fees not included in the revenue split	Aggregate fees/ compensation for securities lending activities	Net income from securities lending activities
Invesco Aerospace & Defense ETF	$7,350,988.75	$8,247.29	$0.00	$33,088.83	$0.00	$6,925,986.13	$0.00	$6,967,322.25	$383,666.50
Invesco AI and Next Gen Software ETF	$451,614.68	$308.62	$0.00	$1,254.27	$0.00	$435,139.68	$0.00	$436,702.57	$14,912.11
Invesco Biotechnology & Genome ETF	$639,021.97	$7,541.32	$0.00	$30,179.09	$0.00	$290,885.05	$0.00	$328,605.46	$310,416.51
Invesco Bloomberg Analyst Rating Improvers ETF	$190,212.50	$112.85	$0.00	$457.13	$0.00	$184,160.91	$0.00	$184,730.89	$5,481.61
Invesco Bloomberg MVP Multi-factor ETF	$94,922.28	$64.10	$0.00	$260.70	$0.00	$91,560.17	$0.00	$91,884.97	$3,037.31
Invesco Building & Construction ETF	$424,013.49	$542.60	$0.00	$2,182.01	$0.00	$396,291.85	$0.00	$399,016.46	$24,997.03
Invesco Buyback AchieversTM ETF	$1,640,892.14	$1,491.72	$0.00	$6,055.12	$0.00	$1,561,102.52	$0.00	$1,568,649.36	$72,242.78
Invesco Dividend AchieversTM ETF	$227,580.77	$211.27	$0.00	$882.02	$0.00	$216,235.46	$0.00	$217,328.75	$10,252.02
Invesco Dorsey Wright Basic Materials Momentum ETF	$266,123.52	$337.77	$0.00	$1,366.47	$0.00	$248,300.76	$0.00	$250,005.00	$16,118.52
Invesco Dorsey Wright Consumer Cyclicals Momentum ETF	$120,680.77	$533.00	$0.00	$2,139.45	$0.00	$92,542.25	$0.00	$95,214.70	$25,466.07
Invesco Dorsey Wright Consumer Staples Momentum ETF	$245,423.11	$161.59	$0.00	$661.23	$0.00	$236,200.38	$0.00	$237,023.20	$8,399.91
Invesco Dorsey Wright Energy Momentum ETF	$164,541.91	$166.05	$0.00	$678.03	$0.00	$155,623.78	$0.00	$156,467.86	$8,074.05
Invesco Dorsey Wright Financial Momentum ETF	$103,769.92	$77.91	$0.00	$319.62	$0.00	$99,534.93	$0.00	$99,932.46	$3,837.46
Invesco Dorsey Wright Healthcare Momentum ETF	$624,359.44	$2,441.16	$0.00	$9,797.48	$0.00	$507,870.86	$0.00	$520,109.50	$104,249.94
Invesco Dorsey Wright Industrials Momentum ETF	$1,499,710.18	$1,287.43	$0.00	$5,183.93	$0.00	$1,429,455.11	$0.00	$1,435,926.47	$63,783.71
Invesco Dorsey Wright Momentum ETF	$1,263,905.12	$979.81	$0.00	$3,930.12	$0.00	$1,209,014.87	$0.00	$1,213,924.80	$49,980.32
Invesco Dorsey Wright Technology Momentum ETF	$1,648,292.30	$7,794.33	$0.00	$31,208.03	$0.00	$1,277,028.08	$0.00	$1,316,030.44	$332,261.86
Invesco Dorsey Wright Utilities Momentum ETF	$196,943.59	$163.73	$0.00	$662.20	$0.00	$188,022.09	$0.00	$188,848.02	$8,095.57
Invesco Dow Jones Industrial Average Dividend ETF	$26,834.09	$15.79	$0.00	$63.38	$0.00	$25,969.23	$0.00	$26,048.40	$785.69
Invesco Energy Exploration & Production ETF	$258,721.10	$1,663.85	$0.00	$6,668.43	$0.00	$175,099.52	$0.00	$183,431.80	$75,289.30

	Gross income from securities lending activities	Fees paid to Securities Lending Agent from a revenue split*	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	Administrative fees not included in the revenue split	Indemnification fees not included in the revenue split	Rebate (paid to borrower)	Other fees not included in the revenue split	Aggregate fees/ compensation for securities lending activities	Net income from securities lending activities
Invesco Financial Preferred ETF	$1,035,553.09	$10,607.27	$0.00	$42,542.40	$0.00	$524,382.79	$0.00	$577,532.46	$458,020.63
Invesco Food & Beverage ETF	$260,667.36	$214.24	$0.00	$869.51	$0.00	$249,726.96	$0.00	$250,810.71	$9,856.65
Invesco Global Listed Private Equity ETF	$1,004,746.79	$8,220.98	$0.00	$32,929.94	$0.00	$616,087.79	$0.00	$657,238.71	$347,508.08
Invesco Golden Dragon China ETF	$533,259.83	$25,536.45	$0.00	$102,196.04	$0.00	($635,299.09)	$0.00	($507,566.60)	$1,040,826.43
Invesco High Yield Equity Dividend Achievers™ ETF	$2,440,086.43	$11,702.97	$0.00	$46,840.94	$0.00	$1,818,094.96	$0.00	$1,876,638.87	$563,447.56
Invesco International Dividend Achievers™ ETF	$4,309,872.26	$57,600.88	$0.00	$230,430.71	$0.00	$1,598,452.97	$0.00	$1,886,484.56	$2,423,387.70
Invesco Large Cap Growth ETF	$758,561.93	$812.81	$0.00	$3,259.45	$0.00	$715,441.03	$0.00	$719,513.29	$39,048.64
Invesco Large Cap Value ETF	$298,939.55	$172.13	$0.00	$692.15	$0.00	$290,296.95	$0.00	$291,161.23	$7,778.32
Invesco Leisure and Entertainment ETF	$1,438,314.08	$1,425.51	$0.00	$5,730.29	$0.00	$1,363,113.99	$0.00	$1,370,269.79	$68,044.29
Invesco MSCI Sustainable Future ETF	$220,110.16	$1,999.29	$0.00	$8,016.88	$0.00	$128,342.35	$0.00	$138,358.52	$81,751.64
Invesco NASDAQ Internet ETF	$1,018,900.92	$793.77	$0.00	$3,209.27	$0.00	$975,536.09	$0.00	$979,539.13	$39,361.79
Invesco Next Gen Connectivity ETF	$26,126.20	$14.46	$0.00	$63.14	$0.00	$25,299.92	$0.00	$25,377.52	$748.68
Invesco Next Gen Media and Gaming ETF	$84,647.07	$74.62	$0.00	$311.45	$0.00	$80,791.86	$0.00	$81,177.93	$3,469.14
Invesco Oil & Gas Services ETF	$209,121.64	$240.67	$0.00	$981.36	$0.00	$194,999.71	$0.00	$196,221.74	$12,899.90
Invesco Pharmaceuticals ETF	$1,011,830.81	$660.62	$0.00	$2,673.43	$0.00	$975,285.82	$0.00	$978,619.87	$33,210.94
Invesco RAFI US 1000 ETF	$5,963,348.69	$35,194.62	$0.00	$141,015.93	$0.00	$4,101,809.62	$0.00	$4,278,020.17	$1,685,328.52
Invesco RAFI US 1500 Small-Mid ETF	$21,089,927.10	$55,585.99	$0.00	$224,295.20	$0.00	$18,459,902.60	$0.00	$18,739,783.79	$2,350,143.31
Invesco S&P 100 Equal Weight ETF	$404,646.37	$252.46	$0.00	$1,011.76	$0.00	$391,190.72	$0.00	$392,454.94	$12,191.43
Invesco S&P 500® Equal Weight ETF	$59,390,857.00	$305,728.83	$0.00	$1,223,098.78	$0.00	$45,163,292.30	$0.00	$46,692,119.91	$12,698,737.09
Invesco S&P 500® Equal Weight Communication Services ETF	$338,858.47	$9,103.47	$0.00	$36,423.55	$0.00	($138,742.70)	$0.00	($93,215.68)	$432,074.15
Invesco S&P 500® Equal Weight Consumer Discretionary ETF	$163,237.82	$229.10	$0.00	$918.99	$0.00	$152,087.64	$0.00	$153,235.73	$10,002.09
Invesco S&P 500® Equal Weight Consumer Staples ETF	$311,161.43	$249.25	$0.00	$999.38	$0.00	$294,796.52	$0.00	$296,045.15	$15,116.28
Invesco S&P 500® Equal Weight Energy ETF	$341,082.00	$244.55	$0.00	$980.56	$0.00	$327,750.38	$0.00	$328,975.49	$12,106.51

	Gross income from securities lending activities	Fees paid to Securities Lending Agent from a revenue split*	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	Administrative fees not included in the revenue split	Indemnification fees not included in the revenue split	Rebate (paid to borrower)	Other fees not included in the revenue split	Aggregate fees/ compensation for securities lending activities	Net income from securities lending activities
Invesco S&P 500® Equal Weight Financials ETF	$161,201.44	$107.39	$0.00	$432.32	$0.00	$155,377.83	$0.00	$155,917.54	$5,283.90
Invesco S&P 500® Equal Weight Health Care ETF	$810,503.36	$571.26	$0.00	$2,289.76	$0.00	$779,243.16	$0.00	$782,104.18	$28,399.18
Invesco S&P 500® Equal Weight Industrials ETF	$232,818.06	$183.45	$0.00	$737.42	$0.00	$223,069.89	$0.00	$223,990.76	$8,827.30
Invesco S&P 500® Equal Weight Materials ETF	$279,794.94	$180.04	$0.00	$725.28	$0.00	$269,959.18	$0.00	$270,864.50	$8,930.44
Invesco S&P 500® Equal Weight Real Estate ETF	$127,226.90	$69.02	$0.00	$279.15	$0.00	$123,681.08	$0.00	$124,029.25	$3,197.65
Invesco S&P 500® Equal Weight Technology ETF	$4,069,144.77	$2,713.80	$0.00	$10,873.63	$0.00	$3,923,225.86	$0.00	$3,936,813.29	$132,331.48
Invesco S&P 500® Equal Weight Utilities ETF	$578,533.82	$401.13	$0.00	$1,606.69	$0.00	$556,784.04	$0.00	$558,791.86	$19,741.96
Invesco S&P 500 GARP ETF	$3,296,827.37	$2,317.76	$0.00	$9,283.04	$0.00	$3,171,378.25	$0.00	$3,182,979.05	$113,848.32
Invesco S&P 500® Pure Growth ETF	$2,641,911.27	$1,646.35	$0.00	$6,601.44	$0.00	$2,552,606.35	$0.00	$2,560,854.14	$81,057.13
Invesco S&P 500® Pure Value ETF	$1,388,430.04	$17,030.19	$0.00	$68,133.07	$0.00	$602,150.68	$0.00	$687,313.94	$701,116.10
Invesco S&P 500® Quality ETF	$2,685,830.06	$1,771.59	$0.00	$7,109.66	$0.00	$2,588,271.45	$0.00	$2,597,152.70	$88,677.36
Invesco S&P 500® Top 50 ETF	$39,753.45	$37.51	$0.00	$150.58	$0.00	$37,895.24	$0.00	$38,083.33	$1,670.12
Invesco S&P 500 Value with Momentum ETF	$141,936.93	$2,718.26	$0.00	$10,887.11	$0.00	($2,589.05)	$0.00	$11,016.32	$130,920.61
Invesco S&P MidCap 400® GARP ETF	$1,274,551.69	$1,034.30	$0.00	$4,157.84	$0.00	$1,218,611.75	$0.00	$1,223,803.89	$50,747.80
Invesco S&P MidCap 400® Pure Growth ETF	$1,172,381.95	$877.34	$0.00	$3,531.93	$0.00	$1,124,398.79	$0.00	$1,128,808.06	$43,573.89
Invesco S&P MidCap 400® Pure Value ETF	$1,619,739.99	$1,630.22	$0.00	$6,576.98	$0.00	$1,536,104.95	$0.00	$1,544,312.15	$75,427.84
Invesco S&P MidCap Momentum ETF	$7,803,502.10	$7,310.86	$0.00	$29,343.45	$0.00	$7,416,222.66	$0.00	$7,452,876.97	$350,625.13
Invesco S&P MidCap Quality ETF	$11,134,658.30	$8,270.90	$0.00	$33,198.84	$0.00	$10,659,986.50	$0.00	$10,701,456.24	$433,202.06
Invesco S&P MidCap Value with Momentum ETF	$852,639.73	$553.26	$0.00	$2,238.10	$0.00	$820,701.72	$0.00	$823,493.08	$29,146.65
Invesco S&P SmallCap 600® Pure Growth ETF	$649,131.55	$457.39	$0.00	$1,878.16	$0.00	$623,036.96	$0.00	$625,372.51	$23,759.04
Invesco S&P SmallCap 600® Pure Value ETF	$1,536,642.03	$3,323.94	$0.00	$13,414.31	$0.00	$1,374,738.31	$0.00	$1,391,476.56	$145,165.47
Invesco S&P SmallCap Momentum ETF	$7,740,752.23	$6,927.40	$0.00	$27,853.54	$0.00	$7,381,840.96	$0.00	$7,416,621.90	$324,130.33
Invesco S&P SmallCap Value with Momentum ETF	$1,807,245.68	$1,955.31	$0.00	$7,920.23	$0.00	$1,701,167.46	$0.00	$1,711,043.00	$96,202.68
Invesco S&P Spin-Off ETF	$251,846.78	$306.33	$0.00	$1,244.59	$0.00	$236,835.52	$0.00	$238,386.44	$13,460.34
Invesco Semiconductors ETF	$1,375,626.79	$6,424.32	$0.00	$25,712.50	$0.00	$1,028,708.08	$0.00	$1,060,844.90	$314,781.89

	Gross income from securities lending activities	Fees paid to Securities Lending Agent from a revenue split*	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	Administrative fees not included in the revenue split	Indemnification fees not included in the revenue split	Rebate (paid to borrower)	Other fees not included in the revenue split	Aggregate fees/ compensation for securities lending activities	Net income from securities lending activities
Invesco Water Resources ETF	$1,108,705.65	$758.59	$0.00	$3,070.35	$0.00	$1,065,795.64	$0.00	$1,069,624.58	$39,081.07
Invesco WilderHill Clean Energy ETF	$2,896,193.82	$44,919.11	$0.00	$179,784.63	$0.00	$777,659.20	$0.00	$1,002,362.94	$1,893,830.88
Invesco Zacks Mid-Cap ETF	$152,501.01	$295.81	$0.00	$1,191.43	$0.00	$137,993.09	$0.00	$139,480.33	$13,020.68
Invesco Zacks Multi-Asset Income ETF	$443,451.03	$877.08	$0.00	$3,565.35	$0.00	$400,172.70	$0.00	$404,615.13	$38,835.90
*Paid to BNY.
Further, for the fiscal year ended April 30, 2026, Invesco Advisers provided the following services for the Funds in connection with affiliated securities lending activities: (i) identify available loan opportunities, (ii) negotiate loan terms; (iii) enter into loans with prime brokers subject to guidelines or restrictions provided by the Funds; (iv) input loan details into the securities lending platform; (v) monitor daily reports and data files of loan details to ensure compliance with applicable policies and requirements or restrictions of the securities lending program; (vi) monitor re-rate surveillance reports; (vii) re-negotiate loan rates and re-allocate or recall securities where necessary; and (viii) provide quarterly reports to the Securities Lending Governance Committee and to the Board on information required by Invesco’s policies and procedures for affiliated securities lending.
Aggregations. The Distributor does not distribute Shares in less than Creation Unit Aggregations. The Distributor will deliver a Prospectus (or a Summary Prospectus) and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act, and a member of the Financial Industry Regulatory Authority (“FINRA”).
The Distributor also may enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit Aggregations of the Shares. Such Soliciting Dealers also may be Participating Parties (as defined in “Creation and Redemption of Creation Unit Aggregations” below) and DTC Participants (as defined in “DTC Acts as Securities Depository for Shares” below).
Index Providers. No entity that creates, compiles, sponsors or maintains the Underlying Indexes is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Funds.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Indexes.
Set forth below is a list identifying each Fund and its respective Underlying Index.
Fund	Underlying Index
Invesco Aerospace & Defense ETF	SPADE® Defense Index
Invesco AI and Next Gen Software ETF	STOXX World AC NexGen Software Development Index

Fund	Underlying Index
Invesco Biotechnology & Genome ETF	Dynamic Biotech & Genome IntellidexSM Index
Invesco Bloomberg Analyst Rating Improvers ETF	Bloomberg ANR Improvers Index
Invesco Bloomberg MVP Multi-factor ETF	Bloomberg MVP Index
Invesco Building & Construction ETF	Dynamic Building & Construction IntellidexSM Index
Invesco BuyBack Achievers™ ETF	Nasdaq US BuyBack Achievers™ Index
Invesco Dividend Achievers™ ETF	Nasdaq US Broad Dividend Achievers™ Index
Invesco Dorsey Wright Basic Materials Momentum ETF	Dorsey Wright Basic Materials Technical LeadersTM Index
Invesco Dorsey Wright Consumer Cyclicals Momentum ETF	Dorsey Wright Consumer Cyclicals Technical LeadersTM Index
Invesco Dorsey Wright Consumer Staples Momentum ETF	Dorsey Wright Consumer Staples Technical LeadersTM Index
Invesco Dorsey Wright Energy Momentum ETF	Dorsey Wright Energy Technical LeadersTM Index
Invesco Dorsey Wright Financial Momentum ETF	Dorsey Wright Financials Technical LeadersTM Index
Invesco Dorsey Wright Healthcare Momentum ETF	Dorsey Wright Healthcare Technical LeadersTM Index
Invesco Dorsey Wright Industrials Momentum ETF	Dorsey Wright Industrials Technical LeadersTM Index
Invesco Dorsey Wright Momentum ETF	Dorsey Wright Technical LeadersTM Index
Invesco Dorsey Wright Technology Momentum ETF	Dorsey Wright Technology Technical LeadersTM Index
Invesco Dorsey Wright Utilities Momentum ETF	Dorsey Wright Utilities Technical LeadersTM Index
Invesco Dow Jones Industrial Average Dividend ETF	Dow Jones Industrial Average Yield Weighted
Invesco Energy Exploration & Production ETF	Dynamic Energy Exploration & Production IntellidexSM Index
Invesco Financial Preferred ETF	ICE Exchange-Listed Fixed Rate Financial Preferred Securities Index
Invesco Food & Beverage ETF	Dynamic Food & Beverage IntellidexSM Index
Invesco Global Listed Private Equity ETF	Red Rocks Global Listed Private Equity Index
Invesco Golden Dragon China ETF	Nasdaq Golden Dragon China IndexTM
Invesco High Yield Equity Dividend Achievers™ ETF	Nasdaq US Dividend Achievers 50™ Index
Invesco International Dividend Achievers™ ETF	Nasdaq International Dividend Achievers™ Index
Invesco Large Cap Growth ETF	Dynamic Large Cap Growth IntellidexSM Index
Invesco Large Cap Value ETF	Dynamic Large Cap Value IntellidexSM Index
Invesco Leisure and Entertainment ETF	Dynamic Leisure & Entertainment IntellidexSM Index
Invesco MSCI Sustainable Future ETF	MSCI Global Environment Select Index
Invesco NASDAQ Internet ETF	Nasdaq CTA InternetTM Index
Invesco Next Gen Connectivity ETF	STOXX World AC NexGen Connectivity Index
Invesco Next Gen Media and Gaming ETF	STOXX World AC NexGen Media Index
Invesco Oil & Gas Services ETF	Dynamic Oil Services IntellidexSM Index
Invesco Pharmaceuticals ETF	Dynamic Pharmaceutical IntellidexSM Index
Invesco RAFI US 1000 ETF	RAFI Fundamental Select US 1000 Index

Fund	Underlying Index
Invesco RAFI US 1500 Small-Mid ETF	RAFI Fundamental Select US 1500 Index
Invesco S&P 100 Equal Weight ETF	S&P 100® Equal Weight Index
Invesco S&P 500 BuyWrite ETF	CBOE S&P 500 BuyWrite IndexSM
Invesco S&P 500® Equal Weight ETF	S&P 500® Equal Weight Index
Invesco S&P 500® Equal Weight Communication Services ETF	S&P 500® Equal Weight Communication Services Plus Index
Invesco S&P 500® Equal Weight Consumer Discretionary ETF	S&P 500® Equal Weight Consumer Discretionary Index
Invesco S&P 500® Equal Weight Consumer Staples ETF	S&P 500® Equal Weight Consumer Staples Index
Invesco S&P 500® Equal Weight Energy ETF	S&P 500® Equal Weight Energy Plus Index
Invesco S&P 500® Equal Weight Financials ETF	S&P 500® Equal Weight Financials Index
Invesco S&P 500® Equal Weight Health Care ETF	S&P 500® Equal Weight Health Care Index
Invesco S&P 500® Equal Weight Industrials ETF	S&P 500® Equal Weight Industrials Index
Invesco S&P 500® Equal Weight Materials ETF	S&P 500® Equal Weight Materials Index
Invesco S&P 500® Equal Weight Real Estate ETF	S&P 500® Equal Weight Real Estate Index
Invesco S&P 500® Equal Weight Technology ETF	S&P 500® Equal Weight Information Technology Index
Invesco S&P 500® Equal Weight Utilities ETF	S&P 500® Equal Weight Utilities Plus Index
Invesco S&P 500 GARP ETF	S&P 500® GARP Index
Invesco S&P 500® Pure Growth ETF	S&P 500® Pure Growth Index
Invesco S&P 500® Pure Value ETF	S&P 500® Pure Value Index
Invesco S&P 500® Quality ETF	S&P 500® Quality Index
Invesco S&P 500® Top 50 ETF	S&P 500® Top 50 Index
Invesco S&P 500 Value with Momentum ETF	S&P 500® High Momentum Value Index
Invesco S&P MidCap 400® GARP ETF	S&P MidCap 400® GARP Index
Invesco S&P MidCap 400® Pure Growth ETF	S&P MidCap 400® Pure Growth Index
Invesco S&P MidCap 400® Pure Value ETF	S&P MidCap 400® Pure Value Index
Invesco S&P MidCap Momentum ETF	S&P MidCap 400® Momentum Index
Invesco S&P MidCap Quality ETF	S&P MidCap 400® Quality Index
Invesco S&P MidCap Value with Momentum ETF	S&P MidCap 400® High Momentum Value Index
Invesco S&P SmallCap 600® Pure Growth ETF	S&P SmallCap 600® Pure Growth Index
Invesco S&P SmallCap 600® Pure Value ETF	S&P SmallCap 600® Pure Value Index
Invesco S&P SmallCap Momentum ETF	S&P SmallCap 600® Momentum Index
Invesco S&P SmallCap Value with Momentum ETF	S&P SmallCap 600® High Momentum Value Index
Invesco S&P Spin-Off ETF	S&P U.S. Spin-Off Index

Fund	Underlying Index
Invesco Semiconductors ETF	Dynamic Semiconductor IntellidexSM Index
Invesco Water Resources ETF	Nasdaq OMX US WaterTM Index
Invesco WilderHill Clean Energy ETF	WilderHill Clean Energy Index
Invesco Zacks Mid-Cap ETF	Zacks Mid-Cap Core Index
Invesco Zacks Multi-Asset Income ETF	Zacks Multi-Asset Income Index
BROKERAGE TRANSACTIONS AND COMMISSIONS ON AFFILIATED TRANSACTIONS
The policy of the Adviser regarding purchases and sales of securities is to give primary consideration to obtaining the most favorable prices and efficient executions of transactions under the circumstances. Consistent with this policy, when securities transactions are effected on a stock exchange, the Adviser’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions various brokers generally charge. The sale of Shares by a broker-dealer is not a factor in the selection of broker-dealers.
In seeking to implement its policies, the Adviser effects transactions with those brokers and dealers that the Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Adviser and its affiliates currently do not participate in soft dollar transactions.
The Adviser assumes general supervision over placing orders on behalf of a Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by a Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, the Adviser allocates transactions in such securities among a Fund, the several investment companies and clients in a manner deemed equitable to all. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to a Fund. The primary consideration is prompt execution of orders at the most favorable net price under the circumstances.
Purchases and sales of fixed-income securities for a Fund usually are principal transactions and ordinarily are purchased directly from the issuer or from an underwriter or broker-dealer. A Fund does not usually pay brokerage commissions in connection with such purchases and sales, although purchases of new issues from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer’s mark-up (i.e., a spread between the bid and the ask prices).
When a Fund purchases a newly issued security at a fixed price, the Adviser may designate certain members of the underwriting syndicate to receive compensation associated with that transaction. Certain dealers have agreed to rebate a portion of such compensation directly to a Fund to offset a Fund’s management expenses.
Affiliated Transactions. The Adviser may place trades with Invesco Capital Markets, Inc. (“ICMI”) a broker-dealer with whom it is affiliated, provided the Adviser determines that ICMI's trade execution abilities and costs are at least comparable to those of non-affiliated brokerage firms with which the Adviser could otherwise place similar trades. ICMI receives brokerage commissions in connection with effecting trades for the Funds and, therefore, use of ICMI presents a conflict of interest for the Adviser. Trades placed through ICMI, including the brokerage commissions paid to ICMI, are subject to procedures adopted by the Board.
The aggregate brokerage commissions paid by each Fund during the fiscal years ended April 30, 2026, 2025 and 2024 are set forth in the chart below. The percentage of each Fund’s aggregate brokerage commissions paid to the affiliated broker and the percentage of each Fund’s aggregate dollar amount of transactions involving the payment of commissions through the affiliated broker for the last fiscal year are also set forth in the chart below.
Unless otherwise indicated, the amount of brokerage commissions paid by a Fund may change from year to year because of, among other things, changing asset levels, shareholder activity and/or portfolio turnover, including due to application of the Fund’s Underlying Index methodology.

	Total $ Amount of Brokerage Commissions Paid			Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers			% of Total Brokerage Commissions Paid to the Affiliated Brokers	% of Total Transaction Dollars Effected Through Affiliated Brokers
Fund	2026	2025	2024	2026	2025	2024	2026	2026
Invesco Aerospace & Defense ETF	$112,598	$125,956	$74,251	$65,158	$47,938	$20,746	57.87%	56.68%
Invesco AI and Next Gen Software ETF	$34,110	$12,282	$108,283	$10,761	$6,786	$44,235	31.55%	63.84%
Invesco Biotechnology & Genome ETF	$149,994	$235,121	$225,726	$67,219	$43,392	$47,669	44.81%	73.89%
Invesco Bloomberg Analyst Rating Improvers ETF	$32,406	$56,218	$215,266	$24,272	$28,633	$106,535	74.90%	71.31%
Invesco Bloomberg MVP Multi-factor ETF	$20,950	$21,947	$50,339	$20,860	$10,099	$27,852	99.57%	99.61%
Invesco Building & Construction ETF	$78,564	$107,058	$60,321	$16,063	$15,285	$11,828	20.45%	41.61%
Invesco BuyBack Achievers™ ETF	$318,452	$159,812	$112,257	$103,158	$51,170	$109,020	32.39%	22.35%
Invesco Dividend Achievers™ ETF	$3,723	$5,188	$9,782	$818	$4,195	$8,615	21.97%	15.18%
Invesco Dorsey Wright Basic Materials Momentum ETF	$30,374	$16,449	$43,097	$24,026	$15,787	$26,390	79.10%	90.41%
Invesco Dorsey Wright Consumer Cyclicals Momentum ETF	$16,250	$37,174	$14,042	$14,845	$31,168	$10,013	91.35%	98.36%
Invesco Dorsey Wright Consumer Staples Momentum ETF	$20,337	$27,850	$29,644	$18,112	$23,000	$17,679	89.06%	93.39%
Invesco Dorsey Wright Energy Momentum ETF	$21,492	$29,438	$76,375	$19,690	$27,717	$46,926	91.62%	96.23%
Invesco Dorsey Wright Financial Momentum ETF	$28,003	$24,163	$20,514	$18,840	$21,554	$16,216	67.28%	74.41%
Invesco Dorsey Wright Healthcare Momentum ETF	$142,042	$184,894	$252,403	$90,327	$88,116	$95,382	63.59%	86.05%
Invesco Dorsey Wright Industrials Momentum ETF	$128,444	$133,008	$30,178	$46,788	$51,770	$11,883	36.43%	43.67%
Invesco Dorsey Wright Momentum ETF	$234,797	$186,503	$162,940	$162,049	$116,275	$90,929	69.02%	63.22%
Invesco Dorsey Wright Technology Momentum ETF	$418,967	$532,821	$329,179	$180,414	$155,643	$97,613	43.06%	63.37%
Invesco Dorsey Wright Utilities Momentum ETF	$16,642	$11,703	$6,188	$13,320	$11,532	$5,741	80.04%	91.12%
Invesco Dow Jones Industrial Average Dividend ETF	$8,295	$10,954	$22,294	$3,975	$10,815	$14,626	47.92%	36.65%
Invesco Energy Exploration & Production ETF	$26,807	$55,819	$59,011	$11,409	$31,867	$42,938	42.56%	80.28%
Invesco Financial Preferred ETF	$62,818	$109,836	$266,957	$0	$0	$0	-	-
Invesco Food & Beverage ETF	$48,242	$40,923	$110,290	$27,886	$31,028	$29,112	57.80%	70.19%
Invesco Global Listed Private Equity ETF	$52,087	$57,406	$49,857	$16,190	$17,329	$12,861	31.08%	29.52%
Invesco Golden Dragon China ETF	$50,182	$46,858	$80,980	$6,504	$21,202	$47,547	12.96%	20.59%
Invesco High Yield Equity Dividend Achievers™ ETF	$278,790	$339,822	$587,664	$36,404	$75,119	$68,319	13.06%	16.39%
Invesco International Dividend Achievers™ ETF	$299,493	$194,717	$277,543	$39,431	$74,944	$67,159	13.17%	17.01%
Invesco Large Cap Growth ETF	$109,091	$77,108	$76,664	$82,482	$75,893	$38,997	75.61%	60.16%
Invesco Large Cap Value ETF	$228,920	$160,843	$138,211	$97,141	$112,617	$134,725	42.43%	43.47%
Invesco Leisure and Entertainment ETF	$216,426	$162,647	$267,956	$107,544	$79,689	$105,447	49.69%	61.71%
Invesco MSCI Sustainable Future ETF	$23,436	$37,093	$51,671	$7,222	$13,318	$17,064	30.81%	35.44%
Invesco NASDAQ Internet ETF	$12,602	$19,894	$27,888	$6,353	$7,076	$11,499	50.41%	46.11%
Invesco Next Gen Connectivity ETF	$11,322	$4,043	$19,474	$389	$790	$11,655	3.43%	18.95%
Invesco Next Gen Media and Gaming ETF	$10,558	$9,719	$29,437	$2,941	$1,347	$15,790	27.85%	63.61%
Invesco Oil & Gas Services ETF	$28,810	$34,863	$41,936	$19,867	$20,993	$21,208	68.96%	77.58%
Invesco Pharmaceuticals ETF	$86,133	$109,824	$64,310	$26,114	$36,482	$19,597	30.32%	60.80%
Invesco RAFI US 1000 ETF	$294,740	$116,898	$195,540	$110,822	$14,782	$160,556	37.60%	29.01%
Invesco RAFI US 1500 Small-Mid ETF	$899,449	$485,442	$729,484	$388,370	$64,450	$323,829	43.18%	40.07%
Invesco S&P 100 Equal Weight ETF	$55,197	$33,467	$10,863	$29,639	$29,843	$10,425	53.70%	45.53%
Invesco S&P 500 GARP ETF	$461,709	$512,741	$341,805	$73,216	$124,332	$158,162	15.86%	8.43%
Invesco S&P 500 Value with Momentum ETF	$14,969	$8,106	$6,646	$9,038	$3,498	$5,887	60.38%	46.90%
Invesco S&P 500® BuyWrite ETF	$17,835	$5,879	$7,123	$228	$29	$61	1.28%	2.50%

	Total $ Amount of Brokerage Commissions Paid			Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers			% of Total Brokerage Commissions Paid to the Affiliated Brokers	% of Total Transaction Dollars Effected Through Affiliated Brokers
Fund	2026	2025	2024	2026	2025	2024	2026	2026
Invesco S&P 500® Equal Weight Communication Services ETF	$8,835	$3,648	$9,693	$4,218	$2,845	$5,714	47.74%	34.52%
Invesco S&P 500® Equal Weight Consumer Discretionary ETF	$13,238	$18,307	$42,585	$3,863	$6,097	$18,324	29.19%	30.71%
Invesco S&P 500® Equal Weight Consumer Staples ETF	$24,362	$21,380	$27,174	$7,046	$8,076	$22,414	28.92%	44.25%
Invesco S&P 500® Equal Weight Energy ETF	$22,750	$28,883	$19,469	$11,004	$19,188	$17,512	48.37%	52.75%
Invesco S&P 500® Equal Weight ETF	$4,097,005	$3,305,623	$2,108,166	$1,013,366	$1,359,699	$1,207,139	24.73%	29.38%
Invesco S&P 500® Equal Weight Financials ETF	$11,668	$9,608	$10,824	$4,251	$4,304	$7,575	36.44%	43.27%
Invesco S&P 500® Equal Weight Health Care ETF	$29,163	$33,161	$38,056	$4,812	$10,181	$16,466	16.50%	21.24%
Invesco S&P 500® Equal Weight Industrials ETF	$19,590	$27,939	$16,780	$6,086	$7,955	$11,381	31.07%	24.93%
Invesco S&P 500® Equal Weight Materials ETF	$16,014	$13,393	$13,563	$2,709	$5,539	$6,504	16.92%	24.05%
Invesco S&P 500® Equal Weight Real Estate ETF	$4,059	$4,036	$3,383	$1,131	$1,696	$2,604	27.87%	30.77%
Invesco S&P 500® Equal Weight Technology ETF	$139,665	$143,052	$99,600	$51,708	$58,809	$57,822	37.02%	26.75%
Invesco S&P 500® Equal Weight Utilities ETF	$12,015	$16,898	$8,210	$4,384	$8,403	$7,342	36.48%	37.82%
Invesco S&P 500® Pure Growth ETF	$118,969	$118,370	$191,345	$59,418	$37,166	$163,713	49.94%	34.10%
Invesco S&P 500® Pure Value ETF	$205,786	$279,117	$263,383	$104,860	$100,205	$155,815	50.96%	43.93%
Invesco S&P 500® Quality ETF	$647,701	$676,717	$338,737	$121,245	$211,819	$286,591	18.72%	16.33%
Invesco S&P 500® Top 50 ETF	$82,832	$24,483	$15,857	$15,131	$21,544	$15,765	18.27%	35.58%
Invesco S&P MidCap 400® GARP ETF	$104,055	$110,689	$94,833	$41,963	$45,911	$15,543	40.33%	44.44%
Invesco S&P MidCap 400® Pure Growth ETF	$47,505	$59,713	$47,461	$38,009	$33,932	$46,935	80.01%	76.25%
Invesco S&P MidCap 400® Pure Value ETF	$86,482	$72,516	$104,365	$71,756	$58,184	$62,658	82.97%	85.74%
Invesco S&P MidCap Momentum ETF	$1,316,169	$670,326	$351,455	$166,976	$72,715	$36,485	12.69%	15.04%
Invesco S&P MidCap Quality ETF	$787,396	$887,095	$274,464	$71,331	$47,668	$63,808	9.06%	9.64%
Invesco S&P MidCap Value with Momentum ETF	$61,277	$62,764	$64,785	$16,448	$53,325	$48,309	26.84%	19.70%
Invesco S&P SmallCap 600® Pure Growth ETF	$37,599	$31,517	$34,429	$33,064	$24,335	$24,984	87.94%	89.22%
Invesco S&P SmallCap 600® Pure Value ETF	$145,419	$193,137	$186,136	$94,234	$74,073	$69,409	64.80%	76.67%
Invesco S&P SmallCap Momentum ETF	$978,631	$512,376	$87,994	$123,516	$58,588	$22,267	12.62%	15.05%
Invesco S&P SmallCap Value with Momentum ETF	$394,907	$511,557	$433,493	$125,832	$77,274	$76,608	31.86%	43.78%
Invesco S&P Spin-Off ETF	$39,950	$18,455	$18,503	$28,398	$14,391	$15,580	71.08%	78.14%
Invesco Semiconductors ETF	$323,217	$142,736	$221,732	$43,771	$46,924	$42,890	13.54%	26.45%
Invesco Water Resources ETF	$137,191	$126,953	$174,571	$5,844	$7,161	$15,978	4.26%	6.18%
Invesco WilderHill Clean Energy ETF	$724,261	$861,462	$1,097,565	$206,205	$278,182	$165,360	28.47%	60.05%
Invesco Zacks Mid-Cap ETF	$53,826	$51,850	$76,842	$45,149	$32,625	$28,566	83.88%	80.82%
Invesco Zacks Multi-Asset Income ETF	$113,501	$108,931	$86,256	$61,240	$68,805	$58,646	53.95%	71.03%
Portfolio Trading by Authorized Participants
When creation or redemption transactions consist of cash, the transactions may require a Fund to contemporaneously transact with broker-dealers for purchases of Deposit Securities (as defined below under Portfolio Deposit) or sales of Fund Securities (as defined below under Redemptions) as applicable. Depending on the timing of the transactions and certain other factors, such transactions with an applicable broker-dealer may be placed with the purchasing or redeeming AP in its capacity as a broker-dealer (or with a broker-dealer affiliated with the Authorized Participant or a third party broker-dealer engaged through the Authorized Participant) and conditioned upon an agreement with the Authorized Participant or its affiliated broker-dealer to transact at guaranteed prices in order to reduce transaction costs that the Fund would otherwise incur as a consequence of settling creations or redemptions in cash rather than in-kind.
Following a Fund’s receipt of a creation or redemption order, to the extent such purchases or redemptions consist of a cash portion, the Fund may enter an order with the transacting Authorized Participant or its affiliated broker-dealer to purchase or sell the Deposit Securities or Fund Securities, as applicable. Depending on the timing of the transaction and certain other factors, such Authorized Participant or its affiliated broker-dealer will be required to guarantee that the Fund will achieve execution of its order at a price at least as favorable to the Fund as the Fund’s valuation of the Deposit Securities/Fund Securities used for purposes of calculating the NAV applied to the creation or redemption transaction giving rise to the order (the “Execution Performance Guarantee”). Such orders may be placed with the purchasing or redeeming Authorized Participant (or a broker/dealer affiliated with the Authorized Participant or a third-party broker-dealer engaged through the Authorized Participant) in its capacity as a broker-dealer. The amount payable to each Fund in respect of any Execution Performance Guarantee will depend on the results achieved by the executing firm and will vary depending on market activity, timing and a variety of other factors.
To ensure that an Execution Performance Guarantee will be honored on orders arising from creation transactions executed by an Authorized Participant (or an affiliated or unaffiliated broker-dealer), an Authorized Participant is required to deposit an amount with the Fund (the “Execution Performance Deposit”). If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than a Fund’s valuation of the Deposit Securities, then the Authorized Participant generally may retain the benefit of the favorable executions, and the Execution Performance Deposit will be returned to the Authorized Participant. If, however, the broker-dealer executing the order is unable to achieve executions in market transactions at a price at least equal to a Fund’s valuation of the securities, the Fund retains the portion of the Execution Performance Deposit equal to the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs) and may require the Authorized Participant to deposit any additional amount required to cover the full amount of the actual Execution Performance Guarantee.
To ensure that an Execution Performance Guarantee will be honored for brokerage orders arising from redemption transactions executed by an Authorized Participant (or an affiliated or unaffiliated broker-dealer) as broker-dealer, an Authorized Participant agrees to pay the shortfall amount (the “Execution Performance Offset”). If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than the Fund’s valuation of the Fund Securities, then the Authorized Participant generally may retain the benefit of the favorable executions and the Authorized Participant is not called upon to honor the Execution Performance Offset. If, however, the broker-dealer is unable to achieve executions in market transactions at a price at least equal to the Fund’s valuation of the securities, the Fund will be entitled to the portion of the Execution Performance Offset equal to the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs).
The circumstances under which the Execution Performance Guarantee will be used and the expected amount, if any, of any Execution Performance Deposit or Execution Performance Offset for a Fund may change from time to time based on the actual experience of the Fund.
ADDITIONAL INFORMATION CONCERNING THE TRUST
The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Massachusetts business trust on June 9, 2000 pursuant to a Declaration of Trust (the “Declaration”).
The Trust is authorized to issue an unlimited number of Shares in one or more series or “Funds.” The Board has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval.
Each Share issued by a Fund has a pro rata interest in the assets of the Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and other distributions declared by the Board with respect to the Fund and in the net distributable assets of the Fund on liquidation.
Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all the Funds of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular Fund, and, if a matter affects a particular Fund differently from other Funds, the Shares of that Fund will vote separately on such matter.
The Declaration provides that by becoming a shareholder of a Fund, each shareholder shall be held expressly to have agreed to be bound by the provisions of the Declaration. The Declaration may, except in limited circumstances, be amended or supplemented by the Trustees without shareholder vote. The holders of Shares are required to disclose information on direct or indirect ownership of Shares as may be required to comply with various laws applicable to the Fund, and ownership of Shares may be disclosed by the Fund if so required by law or regulation. The Trust’s Declaration also provides that shareholders may not bring suit on behalf of a Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund, or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees. Following receipt of the demand, the Trustees have a period of 45 days to consider the demand. In their sole discretion, the Trustees may submit the matter to a vote of shareholders of the Trust, as appropriate. Any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of shareholders, shall be made by the Trustees in their business judgment and shall be binding upon the shareholders. Insofar as the Federal securities laws supersede state law, these provisions do not apply to shareholder derivative claims that arise under the Federal securities laws.
The Trust is not required, and does not intend to hold annual meetings of shareholders, but will call a special meeting of shareholders whenever required by the 1940 Act or by the terms of the Declaration. Shareholders owning more than 10% of the outstanding Shares of the Trust have the right to call a special meeting to remove one or more Trustees or for any other purpose.
Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust’s Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.
The Trust’s Declaration also provides that a Trustee acting in his or her capacity of trustee is not liable personally to any person other than the Trust or its shareholders for any act, omission, or obligation of the Trust. The Declaration further provides that a Trustee or officer is liable to the Trust or its shareholders only for his or her bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties, and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law.
The Trust’s bylaws require that any action commenced by a Shareholder, directly or derivatively, against the Trust or a series thereof, its Trustees or officers, shall be brought only in the U.S. District Court for the Northern District of Illinois, or if such action may not be brought in that court, then such action shall be brought in Illinois state court (the “Chosen Courts”). The Trust, its Trustees and officers, and its Shareholders (a) waive any objection to venue in either Chosen Court and (b) waive any objection that either Chosen Court is an inconvenient forum. Insofar as the Federal securities laws supersede state law, the provisions in the Trust's bylaws related to exclusive forum described herein do not apply to claims brought under the Federal securities laws to the extent that any such federal securities laws, rules or regulations, do not permit such application. The designation of exclusive forum may make it more expensive for a shareholder to bring a suit and may limit a shareholder's ability to litigate a claim in a jurisdiction or forum that may be more convenient or favorable to the shareholder.

The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).
Shareholders may make inquiries by writing to the Trust, c/o the Distributor, Invesco Distributors, Inc., 11 Greenway Plaza, Houston, Texas 77046-1173.
Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Funds’ Prospectus entitled “Book Entry.”
DTC Acts as Securities Depository for Shares. Shares are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.
DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, a number of DTC Participants and the New York Stock Exchange, Inc. (“NYSE”) and FINRA own DTC. Access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records DTC maintains (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such DTC Participant may transmit such notice, statement or communication, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of a Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law.

Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
Proxy Voting. The Board has delegated responsibility for decisions regarding proxy voting for securities each Fund holds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A to this SAI. The Board periodically reviews each Fund’s proxy voting record.
The Trust is required to disclose annually information regarding how the Funds voted proxies related to their portfolio securities on Form N-PX covering the period July 1 through June 30 and to file it with the SEC no later than August 31. Information regarding how the Funds voted proxies related to their portfolio securities during the most recent 12-month period ended June 30 is available at no charge upon request by calling 1-800-983-0903, by writing to the Trust at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515, or by visiting www.invesco.com/proxy-voting. The Form N-PX will be available on the SEC's website at www.sec.gov no later than August 31 of each year.
Code of Ethics. Pursuant to Rule 17j-1 under the 1940 Act, the Board has approved a Code of Ethics of the Trust, the Adviser and the Distributor (the “Ethics Code”). The Ethics Code is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.
The Ethics Code applies to the personal investing activities of Trustees and officers of the Trust, the Adviser and the Distributor (“Access Persons”). Rule 17j-1 and the Ethics Code are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Ethics Code, Access Persons may engage in personal securities transactions, but must report their personal securities transactions for monitoring purposes. The Ethics Code permits personnel subject to the Ethics Code to invest in securities subject to certain limitations, including securities that a Fund may purchase or sell. In addition, certain Access Persons must obtain approval before investing in initial public offerings or private placements. The Ethics Code is on file with the SEC and is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. The Ethics Code may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.
CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS
General
The Trust issues and sells Shares only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at the Fund's NAV next determined after receipt of an order in “proper form” (as defined below) on any Business Day. A “Business Day” is any day on which an Exchange is open for business. As of the date of this SAI, each Exchange is closed in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On days when an Exchange closes earlier than normal, a Fund may require orders to be placed earlier in the day.
The number of Shares that constitute a Creation Unit Aggregation for a Fund is set forth in the Fund's Prospectus. In its discretion, the Trust reserves the right to increase or decrease the number of Shares that constitutes a Creation Unit Aggregation for a Fund.
Role of the Authorized Participant
A Fund only may issue Creation Units to, or redeem Creation Units from, an authorized participant, referred to herein as an “AP.” To be eligible to place orders for the purchase or redemption of a Creation Unit of a Fund, an AP must have executed a written agreement with the Fund or one of its service providers that allows the AP to place such orders (“Participant Agreement”). In addition, an AP must be a member or participant of a clearing agency that is registered with the SEC. An AP may place orders for the creation or redemption of Creation Units through the clearing process of the Continuous Net Settlement System (the

“Clearing Process”) of the National Securities Clearing Corporation ("NSCC"), Euroclear, the Fed Book-Entry System and/or DTC, subject to the procedures set forth in the Participant Agreement. (APs that participate in the Clearing Process are sometimes referred to as a “Participating Party,” and APs that are eligible to utilize the Fed Book Entry System and/or DTC are sometimes referred to as a “DTC Participant.”) Transfers of securities settling through Euroclear or other foreign depositories may require AP access to such facilities.
Pursuant to the terms of its Participant Agreement, an AP will agree, and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that the AP will make available in advance of each purchase of Shares an amount of cash sufficient to pay the Cash Component, together with the transaction fees described below. An AP acting on behalf of an investor may require the investor to enter into an agreement with such AP with respect to certain matters, including payment of the Cash Component. Investors who are not APs make appropriate arrangements with an AP to submit orders to purchase or redeem Creation Units of a Fund. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed a Participant Agreement and that, therefore, orders to purchase Creation Units may have to be placed by the investor's broker through an AP. In such cases, there may be additional charges to such investor. At any given time, there may be only a limited number of APs. A list of current APs may be obtained from the Distributor. In addition, the Distributor may be appointed as the proxy of the AP and may be granted a power of attorney under the Participant Agreement.
Creations
Portfolio Deposit. The consideration for purchase of a Creation Unit of a Fund generally consists of the in-kind deposit of a portfolio of securities, assets or other positions constituting a substantial replication of a Fund’s portfolio holdings (the “Deposit Securities”) and an amount of cash denominated in U.S. dollars (the “Cash Component”) computed as described below, plus any applicable administrative or other transaction fees, also as discussed below. Together, the Deposit Securities and the Cash Component constitute the “Portfolio Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of any Fund.
The “Cash Component” is an amount equal to the difference between the aggregate NAV of the Shares per Creation Unit and the “Deposit Amount,” which is an amount equal to the total aggregate market value (per Creation Unit) of the Deposit Securities. The Cash Component, which is sometimes called the “Balancing Amount,” serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the AP purchasing the Creation Unit.
Each business day before the opening of regular trading on the Exchange (usually 9:30 a.m., Eastern Time), a Fund discloses on its website (www.invesco.com/ETFs) the Deposit Securities and/or the amount of the applicable Cash Component to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day) for each Fund. Such Portfolio Deposit is applicable, subject to any adjustments as described below, to effect purchases of Creation Units of a Fund until such time as the next-announced Portfolio Deposit is made available.
The identity and number of shares of the Deposit Securities required for a Portfolio Deposit will change as rebalancing adjustments and corporate action events are reflected within the affected Fund from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities also may change in response to adjustments to the weighting or composition of the securities of the relevant Underlying Index. Such adjustments will reflect changes known to the Adviser by the time of determination of the Deposit Securities in the composition of the relevant Underlying Index or resulting from stock splits and other corporate actions.
The Adviser expects that the Deposit Securities should correspond pro rata, to the extent practicable, to the securities held by the Fund. However, the Trust reserves the right to permit or require an order containing the substitution of an amount of cash—i.e., a “cash in lieu” amount—to be added, at its discretion, to the Cash Component to replace one or more Deposit Securities. For example, a cash substitution may be permitted or required for any Deposit Securities that (i) may not be available in sufficient quantity for delivery, (ii) may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), (iii) might not be eligible for trading by an AP or the investor on whose behalf the AP is acting, or (iv) in certain other situations at the sole discretion of the Trust. Additionally, the Trust may permit or require the submission of a portfolio of securities or cash that differs from the composition of the published portfolio(s) (a “Custom Order”). A Fund also may permit or require the consideration for Creation Unit Aggregations to consist solely of cash (see “—Cash Creations” below).
Cash Creations. If a Fund permits or requires partial or full cash creations, such purchases shall be effected in essentially the same manner as in-kind purchases. In the case of a cash creation, the AP must pay the same Cash Component required to be paid by an in-kind purchaser, plus the Deposit Amount (i.e., the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, as described in the subsection “—Portfolio Deposit” above).
Trading costs, operational processing costs and brokerage commissions associated with using cash to purchase requisite Deposit Securities will be incurred by a Fund and will affect the value of the Shares; therefore, such Funds may require APs to pay transaction fees to offset brokerage and other costs associated with using cash to purchase the requisite Deposit Securities (see “Creation and Redemption Transaction Fees” below). If transacting as a broker for a Fund, an AP may be required to cover certain brokerage, tax, foreign exchange, execution and price movement costs through an Execution Performance Guarantee, as described in the “Portfolio Trading by Authorized Participants” section of this SAI.
Creation Orders
Procedures for Creation of Creation Unit Aggregations. Orders must be transmitted by an AP, in such form and by such transmission method acceptable to the Transfer Agent or Distributor, pursuant to procedures set forth in the Participant Agreement, and such procedures may change from time to time. APs purchasing Creation Units of Funds that invest in domestic equity securities (“Domestic Equity Funds”) may transfer Deposit Securities in one of two ways: (i) through the Clearing Process (see “Placing Creation Orders Using the Clearing Process”), or (ii) with a Fund “outside” the Clearing Process through the facilities of DTC (see “Placing Creation Orders Outside the Clearing Process”). The Clearing Process is not currently available for purchases or redemptions of Creation Units of Funds that invest in foreign securities (“International Equity Funds”) or Funds that invest in fixed-income securities (“Fixed Income Funds”). Accordingly, APs submitting creation orders for such Funds must effect those transactions outside the Clearing Process, as described further below.
All orders to purchase Creation Units, whether through or outside the Clearing Process, must be received by the Transfer Agent and/or Distributor no later than the order cut-off time designated in the Participant Agreement (“Order Cut-Off Time”) on the relevant Business Day in order for the creation of Creation Units to be effected based on the NAV of Shares as determined on such date. With certain exceptions, the Order Cut-Off Time for a Fund, as set forth in the Participant Agreement, usually is the closing time of the regular trading session on the New York Stock Exchange—i.e., ordinarily 4:00 p.m., Eastern time. In the case of Custom Orders, the Order Cut-Off Time is no later than 3:00 p.m., Eastern time. Additionally, on days when the NYSE, the relevant Exchange or the bond markets close earlier than normal, the Trust may require creation orders to be placed earlier in the day. The Business Day on which an order is placed and deemed received is referred to as the “Transmittal Date.”
Orders must be transmitted by an AP by telephone, online portal or other transmission method acceptable to the Transfer Agent and the Distributor. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Transfer Agent, the Distributor or an AP. APs placing creation orders should afford sufficient time to permit proper submission of the order. Orders effected outside the Clearing Process likely will require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected through the Clearing Process. APs placing orders outside the Clearing Process should ascertain all deadlines applicable to DTC and the Federal Reserve Bank wire system. Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (see “Creation and Redemption Transaction Fees” below).

A creation order is considered to be in “proper form” if: (i) a properly completed irrevocable purchase order has been submitted by the AP (either on its own or another investor's behalf) not later than a Fund's specified Order Cut-Off Time on the Transmittal Date, and (ii) arrangements satisfactory to the applicable Fund are in place for payment of the Cash Component and any other cash amounts which may be due, and (iii) all other procedures regarding placement of a creation order set forth in the Participant Agreement are properly followed. Special procedures are specific to Custom Orders, as set forth in the Participant Agreement.
All questions as to the number of shares of each security in the Deposit Securities to be delivered, and the validity, form, eligibility (including time of receipt) and acceptance for deposit of any securities to be delivered shall be determined by each Fund, and such Fund's determination shall be final and binding.
Placing Creation Orders Using the Clearing Process. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Portfolio Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Transfer Agent to transmit, on behalf of the Participating Party, such trade instructions to the NSCC as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions, the Participating Party agrees to deliver the Portfolio Deposit to the Transfer Agent, together with such additional information as may be required by the Distributor.
Placing Creation Orders Outside the Clearing Process. Portfolio Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place a creation order outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation instead will be effected through a transfer of securities and cash directly through DTC.
APs purchasing Creation Units of Shares of International Equity Funds must have international trading capabilities. Once the Custodian has been notified of an order to purchase Creation Units of an International Equity Fund, it will provide such information to the relevant sub-custodian(s) of each such Fund. The Custodian shall then cause the sub-custodian(s) of each such Fund to maintain an account into which the AP shall deliver, on behalf of itself or the party on whose behalf it is acting, the Portfolio Deposit. Deposit Securities must be maintained by the applicable local sub-custodian(s).
Acceptance of Creation Orders. The Transfer Agent will deliver to the AP a confirmation of acceptance of a creation order within 15 minutes of the receipt of a submission received in proper form. A creation order is deemed to be irrevocable upon the delivery of the confirmation of acceptance, subject to the conditions below.
The SEC has expressed the view that a suspension of creations that impairs the arbitrage mechanism applicable to the trading of ETF shares in the secondary market is inconsistent with Rule 6c-11 under the 1940 Act. The SEC's position does not prohibit the suspension or rejection of creations in all instances. The Trust reserves the right, to the extent consistent with the provisions of Rule 6c-11 under the 1940 Act, to reject or revoke a creation order transmitted to it by the Distributor in respect of a Fund, including, for example, if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of that Fund; (iii) the Deposit Securities delivered are not as designated for that date by the Custodian; (iv) acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; or (v) there exist circumstances outside the control of the Trust that make it impossible to process creation orders for all practical purposes. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, the Federal Reserve, the Transfer Agent, a sub-custodian or any other participant in the creation process, and similar extraordinary events. The Transfer Agent shall notify a prospective purchaser of a Creation Unit (and/or the AP acting on its behalf) of the rejection of such creation order. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits, nor shall any of them incur any liability for the failure to give any such notification.
Issuance of a Creation Unit
Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the applicable Fund of the Deposit Securities and the payment of the Cash Component have been completed.
Notwithstanding the foregoing, a Fund may issue Creation Units to an AP, notwithstanding the fact that the corresponding Portfolio Deposit has not been delivered in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible. To secure such undertaking, the AP must deposit and maintain cash collateral in an amount equal to the sum of (i) the Cash Component, plus (ii) at least 105% of the market value of the undelivered Deposit Securities. In such circumstances, the creation order shall be deemed to be received on the Transmittal Date, provided that (i) such order is placed in proper form prior to the Order Cut-Off Time, and (ii) requisite federal funds in an appropriate amount are delivered by certain deadlines on the contractual settlement date, as set forth in such Participant Agreement (typically, 11:00 a.m., Eastern time on such date for equity Funds). If such order is not placed in proper form prior to the Order Cut-Off Time, and/or all other deadlines and conditions set forth in the Participant Agreement relating to such additional deposits are not met, then the order may be deemed to be canceled, and the AP shall be liable to a Fund for losses, if any, resulting therefrom. The Trust may use such collateral at any time to buy Deposit Securities for the Funds, and the AP agrees to accept liability for any shortfall between the cost to the Trust of purchasing such Deposit Securities and the value of the collateral, which may be sold by the Trust at such time, and in such manner, as the Trust may determine in its sole discretion.
Using the Clearing Process. An AP that is a Participating Party is required to transfer to the Transfer Agent: (i) the requisite Deposit Securities expected to be delivered through NSCC, and (ii) the Cash Component, if any, to the Transfer Agent by means of the Trust’s Clearing Process. In each case, the delivery must occur by the “regular way” settlement date – i.e., generally, the second Business Day following the Transmittal Date (“T+1”). At that time, the Transfer Agent shall initiate procedures to transfer the requisite Shares and the Cash Component, if any, through the Clearing Process so as to be received no later than on the “regular way” settlement date (i.e., T+1, except as otherwise set forth in the Participant Agreement or as agreed to by a Fund and an AP).
Outside the Clearing Process—Domestic Equity Funds. An AP that is a DTC Participant that orders a creation outside the Clearing Process is required to transfer to the Transfer Agent: (i) the requisite Deposit Securities through DTC, and (ii) the Cash Component, if any, through the Federal Reserve Bank wire system. Such Deposit Securities must be received by the Transfer Agent by 11:00 a.m., Eastern time on the “regular way” settlement date (i.e., T+1, except as otherwise set forth in the Participant Agreement or as agreed to by a Fund and an AP), while the Cash Component must be received by 2:00 p.m., Eastern time on that same date. Otherwise, the creation order shall be canceled. For creation units issued principally for cash (see “—Cash Creations” above), the DTC Participant shall be required to transfer the Cash Component through the Federal Reserve Bank wire system to be received by 2:00 p.m., Eastern time on the Contractual Settlement Date (as defined below). At that time, the Transfer Agent shall initiate procedures to transfer the requisite Shares through DTC and the Cash Component, if any, through the Federal Reserve Bank wire system so as to be received by the purchaser generally no later than T+1 (except as otherwise set forth in the Participant Agreement or as agreed to by a Fund and an AP).
Outside the Clearing Process—International Equity Funds. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian on or before 11:00 a.m., Eastern time, on the Contractual Settlement Date. The “Contractual Settlement Date” is the earlier of (i) the date upon which all of the required Deposit Securities, the Cash Component and any other cash amounts which may be due are delivered to the Trust and (ii) the latest day for settlement on the customary settlement cycle in the jurisdiction where any of the securities of the relevant Fund are customarily traded. The AP also must make available by the Contractual Settlement Date funds estimated by the Trust to be sufficient to pay the Cash Component, if any. For Creation Units issued principally for cash, the DTC Participant shall be required to transfer the Cash

Component through the Federal Reserve Bank wire system to be received by 2:00 p.m., Eastern time on the Contractual Settlement Date. When the sub-custodian confirms to the Custodian that the required securities included in the Portfolio Deposit (or, when permitted in the sole discretion of the Trust, the cash value thereof) have been delivered to the account of the relevant sub-custodian, the Custodian shall notify the Distributor and Transfer Agent, and the Trust will issue and cause the delivery of the Creation Unit of Shares via DTC so as to be received by the purchaser by such time as set forth in the Participant Agreement.
Creation and Redemption Transaction Fees
Creation and redemption transactions for each Fund are subject to an administrative fee, payable to BNY, in the amount listed in the table below, irrespective of the size of the order. As shown in the table below, the administrative fee has a base amount for each Fund; however, BNY may increase the administrative fee to a maximum of four times the base amount for administration and settlement of non-standard orders requiring additional administrative processing by BNY. These fees may be changed by the Trust.

Fund	Base Administrative Fee (Payable to BNY)	Maximum Administrative Fee (Payable to BNY)
Invesco Aerospace & Defense ETF	$250	$1,000
Invesco AI and Next Gen Software ETF	$500	$2,000
Invesco Biotechnology & Genome ETF	$250	$1,000
Invesco Bloomberg Analyst Rating Improvers ETF	$250	$1,000
Invesco Bloomberg MVP Multi-factor ETF	$250	$1,000
Invesco Building & Construction ETF	$250	$1,000
Invesco BuyBack Achievers™ ETF	$500	$2,000
Invesco Dividend Achievers™ ETF	$500	$2,000
Invesco Dorsey Wright Basic Materials Momentum ETF	$250	$1,000
Invesco Dorsey Wright Consumer Cyclicals Momentum ETF	$250	$1,000
Invesco Dorsey Wright Consumer Staples Momentum ETF	$250	$1,000
Invesco Dorsey Wright Energy Momentum ETF	$250	$1,000
Invesco Dorsey Wright Financial Momentum ETF	$250	$1,000
Invesco Dorsey Wright Healthcare Momentum ETF	$250	$1,000
Invesco Dorsey Wright Industrials Momentum ETF	$250	$1,000
Invesco Dorsey Wright Momentum ETF	$250	$1,000
Invesco Dorsey Wright Technology Momentum ETF	$250	$1,000
Invesco Dorsey Wright Utilities Momentum ETF	$250	$1,000
Invesco Dow Jones Industrial Average Dividend ETF	$250	$1,000
Invesco Energy Exploration & Production ETF	$250	$1,000
Invesco Financial Preferred ETF	$250	$1,000
Invesco Food & Beverage ETF	$250	$1,000
Invesco Global Listed Private Equity ETF	$1,000	$4,000
Invesco Golden Dragon China ETF	$500	$2,000
Invesco High Yield Equity Dividend Achievers™ ETF	$250	$1,000
Invesco International Dividend Achievers™ ETF	$500	$2,000
Invesco Large Cap Growth ETF	$250	$1,000
Invesco Large Cap Value ETF	$250	$1,000
Invesco Leisure and Entertainment ETF	$250	$1,000

Fund	Base Administrative Fee (Payable to BNY)	Maximum Administrative Fee (Payable to BNY)
Invesco MSCI Sustainable Future ETF	$500	$2,000
Invesco NASDAQ Internet ETF	$250	$1,000
Invesco Next Gen Connectivity ETF	$500	$2,000
Invesco Next Gen Media and Gaming ETF	$500	$2,000
Invesco Oil & Gas Services ETF	$250	$1,000
Invesco Pharmaceuticals ETF	$250	$1,000
Invesco RAFI US 1000 ETF	$500	$2,000
Invesco RAFI US 1500 Small-Mid ETF	$500	$2,000
Invesco S&P 100 Equal Weight ETF	$250	$1,000
Invesco S&P 500 BuyWrite ETF	$1,100	$4,400
Invesco S&P 500® Equal Weight ETF	$1,100	$4,400
Invesco S&P 500® Equal Weight Communication Services ETF	$250	$1,000
Invesco S&P 500® Equal Weight Consumer Discretionary ETF	$250	$1,000
Invesco S&P 500® Equal Weight Consumer Staples ETF	$250	$1,000
Invesco S&P 500® Equal Weight Energy ETF	$250	$1,000
Invesco S&P 500® Equal Weight Financials ETF	$250	$1,000
Invesco S&P 500® Equal Weight Health Care ETF	$250	$1,000
Invesco S&P 500® Equal Weight Industrials ETF	$250	$1,000
Invesco S&P 500® Equal Weight Materials ETF	$250	$1,000
Invesco S&P 500® Equal Weight Real Estate ETF	$250	$1,000
Invesco S&P 500® Equal Weight Technology ETF	$250	$1,000
Invesco S&P 500® Equal Weight Utilities ETF	$250	$1,000
Invesco S&P 500 GARP ETF	$250	$1,000
Invesco S&P 500® Pure Growth ETF	$250	$1,000
Invesco S&P 500® Pure Value ETF	$250	$1,000
Invesco S&P 500® Quality ETF	$250	$1,000
Invesco S&P 500® Top 50 ETF	$250	$1,000
Invesco S&P 500 Value with Momentum ETF	$250	$1,000
Invesco S&P MidCap 400® GARP ETF	$250	$1,000
Invesco S&P MidCap 400® Pure Growth ETF	$250	$1,000
Invesco S&P MidCap 400® Pure Value ETF	$250	$1,000
Invesco S&P MidCap Momentum ETF	$250	$1,000
Invesco S&P MidCap Quality ETF	$250	$1,000
Invesco S&P MidCap Value with Momentum ETF	$250	$1,000
Invesco S&P SmallCap 600® Pure Growth ETF	$300	$1,200
Invesco S&P SmallCap 600® Pure Value ETF	$300	$1,200
Invesco S&P SmallCap Momentum ETF	$250	$1,000
Invesco S&P SmallCap Value with Momentum ETF	$250	$1,000
Invesco S&P Spin-Off ETF	$250	$1,000
Invesco Semiconductors ETF	$250	$1,000
Invesco Water Resources ETF	$250	$1,000
Invesco WilderHill Clean Energy ETF	$250	$1,000
Invesco Zacks Mid-Cap ETF	$250	$1,000
Invesco Zacks Multi-Asset Income ETF	$1,000	$4,000

Additionally, the Adviser may charge an additional, variable fee (sometimes referred to as a “cash-in-lieu” fee) to the extent a Fund permits or requires APs to create or redeem Creation Units for cash, or otherwise substitute cash for any Deposit Security. Such cash-in-lieu fees are payable to a Fund and are charged to defray the transaction cost to a Fund of buying (or selling) Deposit Securities, to cover spreads and slippage costs and to protect existing shareholders. The cash-in-lieu fees will be negotiated between the Adviser and the AP and may be different for any given transaction, Business Day or AP; however in no instance will such cash-in-lieu fees exceed 2% of the value of a Creation Unit. From time to time, the Adviser, in its sole discretion, may adjust a Fund's cash-in-lieu fees or reimburse APs for all or a portion of the creation or redemption transaction fees.
If a purchase consists of a cash portion and a Fund places a brokerage transaction to purchase portfolio securities with an AP (or an affiliated or unaffiliated broker-dealer), the AP may be required, in its capacity as broker-dealer with respect to that transaction, to cover certain brokerage, tax, foreign exchange, execution, and price movement costs through an Execution Performance Guarantee, as described in the “Portfolio Trading by Authorized Participants” section of this SAI.
Redemptions
Shares may be redeemed only by APs at their NAV per Share next determined after receipt by the Distributor of a redemption request in proper form. A Fund will not redeem Shares in amounts less than a Creation Unit. Beneficial Owners of Shares may sell their Shares in the secondary market, but they must accumulate enough Shares to constitute a Creation Unit to redeem those Shares with a Fund. There can be no assurance that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.
Fund Securities. The redemption proceeds for a Creation Unit generally consist of a portfolio of securities (the “Fund Securities”), plus or minus an amount of cash denominated in U.S. dollars (the “Cash Redemption Amount”), representing an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after receipt of a request in proper form, and the total aggregate market value of the Fund Securities, less any applicable administrative or other transaction fees, as discussed above. The Cash Redemption Amount is calculated in the same manner as the Balancing Amount. To the extent that the Fund Securities have a value greater than the NAV of the Shares being redeemed, a Cash Redemption Amount payment equal to the differential is required to be paid by the redeeming shareholder.
Each business day before the opening of regular trading on the Exchange where Shares are traded (usually 9:30 a.m., Eastern Time), a Fund discloses the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day, as well as the Cash Redemption Amount. Such Fund Securities and the corresponding Cash Redemption Amount are applicable to effect redemptions of Creation Units of a Fund until such time as the next-announced composition of the Fund Securities and Cash Redemption Amount is made available.
The Adviser expects that the Fund Securities should correspond pro rata, to the extent practicable, to the securities held by the Fund. However, Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. The Trust also may provide such redeemer a Custom Order, which, as described above, is a portfolio of securities that differs from the exact composition of the published list of Fund Securities, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. In addition, the Trust reserves the right to permit or require an amount of cash to be added, at its discretion, to the Cash Redemption Amount to replace one or more Fund Securities (see “— Cash Redemptions” below).
Cash Redemptions. Certain Funds (as set forth in the Prospectus) may elect to pay out the proceeds of redemptions of Creation Units partially or principally for cash (or through any combination of cash and Fund Securities), as described in each Fund’s Prospectus. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment in an amount equal to the NAV of its Shares next determined after a redemption request is received (less any redemption transaction fees imposed, as specified above). In addition, if transacting as a broker for a Fund, an AP may be required to cover certain brokerage, tax, foreign exchange, execution and price movement costs through an Execution Performance Guarantee, as described in the “Portfolio Trading by Authorized Participants” section of this SAI.
Redemptions of Shares will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144. The AP may request the redeeming beneficial owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.
Redemption Requests
Procedures for Redemption of Creation Unit Aggregations. Orders must be transmitted by an AP, in such form and by such transmission method acceptable to the Transfer Agent or Distributor, pursuant to procedures set forth in the Participant Agreement, and such procedures may change from time to time. APs seeking to redeem Shares of Domestic Equity Funds may transfer Creation Units through the Clearing Process (see “Placing Redemption Requests Using the Clearing Process”) or outside the Clearing Process through the facilities of DTC (see “Placing Redemption Requests Outside the Clearing Process”). As noted above, the Clearing Process is not currently available for redemptions of Creation Units of International Equity Funds or Fixed Income Funds; accordingly, APs seeking to redeem Shares of such Funds must effect such transactions outside the Clearing Process.
All requests to redeem Creation Units, whether through the Clearing Process, or outside the Clearing Process through DTC or otherwise, must be received by the Distributor no later than the Order Cut-Off Time on the relevant Business Day. As with creation orders, requests for redemption of Custom Orders must be received by 3:00 p.m., Eastern time, and some Funds, as set forth in the Participant Agreement, may have different Order Cut-Off Times for redemptions.
A redemption request will be considered to be in “proper form” if (i) a duly completed request form is received by the Distributor from the AP on behalf of itself or another redeeming investor at the specified Order Cut-Off Time, and (ii) arrangements satisfactory to the Fund are in place for the AP to transfer or cause to be transferred to the Fund the Creation Unit of such Fund being redeemed on or before contractual settlement of the redemption request. Special procedures are specific to Custom Orders, as set forth in the Participant Agreement.
As discussed herein, a redeeming investor will pay a transaction fee to offset the Fund’s trading costs, operational processing costs, brokerage commissions and other similar costs incurred in transferring the Fund Securities from its account to the account of the redeeming investor. An entity redeeming Shares in Creation Units outside the Clearing Process may be required to pay a higher transaction fee than would have been charged had the redemption been effected through the Clearing Process. A redeeming investor receiving cash in lieu of one or more Fund Securities may also be assessed a higher transaction fee on the cash in lieu portion. This higher transaction fee will be assessed in the same manner as the transaction fee incurred in purchasing Creation Units.
Placing Redemption Requests Using the Clearing Process. Requests to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement, in such form and by such transmission method acceptable to the Transfer Agent or Distributor, pursuant to procedures set forth in the Participant Agreement.
Placing Redemption Requests Outside the Clearing Process. Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place a redemption order outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption instead will be effected through a transfer of Shares directly through DTC.
In the case of Shares of International Equity Funds, upon redemption of Creation Units and taking delivery of the Fund Securities into the account of the redeeming shareholder or an AP acting on behalf of such investor, such person must maintain appropriate custody arrangements with a broker-dealer, bank or other custody provider in each jurisdiction in which any of such Fund Securities are customarily traded.
Acceptance of Redemption Requests. The Transfer Agent will deliver to the AP a confirmation of acceptance of a request to redeem Shares in Creation Units within 15 minutes of the receipt of a submission received in proper form. A redemption order is deemed to be irrevocable upon the delivery of the confirmation of acceptance.
The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares or determination of a Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.
Issuance of Fund Securities
To the extent contemplated by a Participant Agreement, in the event an AP has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Distributor, on behalf of a Fund, by the closing time of the regular trading session on the Exchange on the date such redemption request is submitted, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the AP to deliver the missing Shares as soon as possible, which undertaking shall be secured by the AP's delivery and maintenance of collateral consisting of cash having a value at least equal to 105% of the value of the missing Shares. The Trust may use such collateral at any time to purchase the missing Shares and will subject the AP to liability for any shortfall between the cost of a Fund acquiring such Shares and the value of the collateral, which may be sold by the Trust at such time, and in such manner, as the Trust may determine in its sole discretion.
Using the Clearing Process. An AP that is a Participating Party is required to transfer to the Transfer Agent: (i) the requisite Shares, and (ii) the Cash Redemption Amount, if any, to the Transfer Agent by means of the Trust's Clearing Process. In each case, the delivery must occur by the “regular way” settlement date (i.e., T+1, except as otherwise set forth in the Participant Agreement or as agreed to by a Fund and an AP). At that time, the Transfer Agent shall initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Amount, if any, through the Clearing Process so as to be received no later than on the “regular way” settlement date (i.e., T+1, except as otherwise set forth in the Participant Agreement or as agreed to by a Fund and an AP).
Outside the Clearing Process—Domestic Equity Funds. An AP that is a DTC Participant making a redemption request outside the Clearing Process is required to transfer to the Transfer Agent: (i) the requisite Shares through DTC, and (ii) the Cash Redemption Amount, if any, through the Federal Reserve Bank wire system. Such Shares and Cash Redemption Amount must be received by the Transfer Agent by 11:00 a.m., Eastern time on the Contractual Settlement Date. At that time, the Transfer Agent shall initiate procedures to transfer the requisite Fund Securities through DTC and the Cash Redemption Amount, if any, through the Federal Reserve Bank wire system so as to be received generally no later than T+1 (except as otherwise set forth in the Participant Agreement or as agreed to by a Fund and an AP).
Outside the Clearing Process—International Equity Funds. A redeeming AP must maintain appropriate securities broker-dealer, bank or other custody arrangements to which account such in-kind redemption proceeds will be delivered. If neither the redeeming beneficial owner nor the AP acting on its behalf has appropriate arrangements to take delivery of the Fund Securities in the applicable jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the beneficial owner will be required to receive its redemption proceeds in cash.

Arrangements satisfactory to the Trust must be in place for the AP to transfer Creation Units through DTC on or before the settlement date. At that time, the Transfer Agent shall initiate procedures to transfer the requisite Fund Securities through DTC and the global sub-custodian network and the Cash Redemption Amount, if any, through the Federal Reserve Bank wire system so as to be received generally no later than T+1 (except as otherwise set forth in the Participant Agreement or as agreed to by a Fund and an AP).
Outside the Clearing Process—Fixed Income Funds. An AP that is a DTC Participant (or Euroclear participant) making a redemption request outside the Clearing Process is required to transfer to the Transfer Agent: (i) the requisite Shares through DTC or Euroclear, and (ii) the Cash Redemption Amount, if any, through the Federal Reserve Bank wire system. Such Shares and Cash Redemption Amount must be received by the Transfer Agent by 2:00 p.m., Eastern time on the Contractual Settlement Date. At that time, the Transfer Agent shall initiate procedures to transfer the requisite Fund Securities through DTC and the Cash Redemption Amount, if any, through the Federal Reserve Bank wire system so as to be received generally no later than T+1 (except as otherwise set forth in the Participant Agreement or as agreed to by a Fund and an AP).
Regular Holidays
Notwithstanding the foregoing, a Fund may effect deliveries of Creation Units and Fund Securities on a basis other than T+1 (or as otherwise set forth in the Participant Agreement or as agreed to by a Fund and an AP) in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions on a T+1 basis (or as otherwise set forth in the Participant Agreement or as agreed to by a Fund and an AP) is subject, among other things, to the condition that, in the time between the order date and the delivery date, there are no days that are holidays in an applicable foreign market. For every occurrence of one or more such intervening holidays that are not holidays observed in the U.S., the redemption settlement cycle will be extended by the number of such intervening holidays. In addition, the proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices, and/or other unforeseeable closings in a foreign market due to emergencies also may prevent a Fund from delivering securities within the normal settlement period. However, in no case will a Fund take more than 15 days after the receipt of the redemption request to deliver such securities to an AP.
TAXES
The following is a summary of certain additional tax considerations generally affecting a Fund (sometimes referred to as the “Fund”) and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.
This section is based on the Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to a Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.
The following is provided as general information only and is not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.
Taxation of the Funds
Each Fund has elected and intends to qualify each year as a “regulated investment company” (sometimes referred to as a “RIC”) under Subchapter M of the Code. If a Fund qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (i.e., generally, taxable interest, dividends, net short-term capital gains and other taxable ordinary income net of expenses without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses) that it distributes.
Qualification as a RIC. In order to qualify for treatment as a RIC, a Fund must satisfy the following requirements:
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Distribution Requirement—the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement).
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Income Requirement—the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).
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Asset Diversification Test—the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of QPTPs.
In some circumstances, the character and timing of income realized by a Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect a Fund’s ability to satisfy these requirements. See “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, a Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, a Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.
Each Fund may use “equalization” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If a Fund uses equalization, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. However, each Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization. If the IRS determines that a Fund’s allocation is improper and/or that such Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax.
If for any taxable year a Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a RIC thus would have a negative impact on a Fund’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that a

Fund will not qualify as a RIC in any given tax year. Even if such savings provisions apply, a Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such a course of action to be beneficial to shareholders.
Portfolio turnover. For investors that hold Shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate may accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce a Fund’s after-tax performance. See “Taxation of Fund Distributions—Capital gain dividends” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by a Fund may cause such investors to be subject to increased U.S. withholding taxes. See “Foreign Shareholders—U.S. withholding tax at the source” below. For ETFs, in-kind redemptions are the primary redemption mechanism and, therefore, a Fund may be less likely to sell securities in order to generate cash for redeeming shareholders, which a mutual fund might do. This provides a greater opportunity for ETFs to defer the recognition of gain on appreciated securities which it may hold thereby reducing the distribution of capital gains to its shareholders.
Capital loss carryovers. The capital losses of a Fund, if any, do not flow through to shareholders. Rather, a Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to a Fund’s shareholders could result from an ownership change. Each Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Funds’ control, there can be no assurance that a Fund will not experience, or has not already experienced, an ownership change.
Deferral of late year losses. Each Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year, which may change the timing, amount, or characterization of Fund distributions (see “Taxation of Fund Distributions—Capital gain dividends” below). A “qualified late year loss” includes:
(i) any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (post-October capital losses), and
(ii) the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.
The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.
Undistributed capital gains. A Fund may retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute net capital gains. If a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and will increase the tax basis for its Shares by an amount equal to the deemed distribution less the tax credit.
Funds of Funds. If a Fund is a fund of funds (which invests in one or more underlying funds taxable as regulated investment companies), distributions by the underlying funds, redemptions of shares in the underlying funds and changes in asset allocations may result in taxable distributions to shareholders of ordinary income or capital gains. A fund of funds generally will not be able currently to offset gains realized by one underlying fund in which the fund of funds invests against losses realized by another underlying fund. If shares of an underlying fund are purchased within 30 days before or after redeeming at a loss other shares of that underlying fund (whether pursuant to a rebalancing of the Fund's portfolio or otherwise), all or a part of the loss will not be deductible by the Fund and instead will increase its basis for the newly purchased shares. Also, except with respect to a qualified fund of funds, a fund of funds (a) is not eligible to pass-through foreign tax credits from an underlying fund that pays foreign income taxes and (b) is not eligible to pass-through exempt-interest dividends from an underlying fund. A qualified fund of funds, i.e., a fund at least 50% of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass-through to shareholders (a) foreign tax credits and (b) exempt-interest dividends. Also, a fund of funds, whether or not it is a qualified fund of funds, is eligible to pass-through qualified dividends earned by an underlying fund (see “Taxation of Fund Distributions—Qualified dividend income for individuals” and—“Corporate dividends-received deduction” below). However, dividends paid by a fund of funds from interest earned by an underlying fund on U.S. government obligations are unlikely to be exempt from state and local income tax.
Federal excise tax. To avoid a 4% non-deductible excise tax, a Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. A Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year. Also, a Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, a Fund may make sufficient distributions to avoid liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in a Fund having to pay an excise tax.
Purchase of Shares. As a result of tax requirements, the Trust, on behalf of a Fund, has the right to reject an order to purchase Shares if the purchaser (or group of purchasers acting in concert with each other) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares and if, pursuant to Sections 351 and 362 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Foreign income tax. Investment income received by a Fund from sources within foreign countries may be subject to foreign income tax withheld at the source, and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries that entitle the Funds to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when a Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, a Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by a Fund on sale or disposition of securities of that country to taxation. These and other factors may make it difficult for the Fund to determine in advance the effective rate of tax on its investments in certain countries. Under certain circumstances, a Fund may elect to pass-through certain eligible foreign income taxes paid by the Fund to shareholders, although it reserves the right not to do so. If a Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received. Certain foreign taxes imposed on the Fund’s investments, such as a foreign financial transaction tax, may not be creditable against U.S. income tax liability or eligible for pass through by the Fund to its shareholders.
Taxation of Fund Distributions. Each Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by a Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional Shares of the Fund (or of another Fund). You will receive information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.
Distributions of ordinary income. Each Fund receives income generally in the form of dividends and/or interest on its investments. Each Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.
Capital gain dividends. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares. In general, a Fund will recognize long-term capital gain or loss on the sale or other disposition of assets it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) that are properly reported by the Fund to shareholders as capital gain dividends generally will be taxable to a shareholder receiving such distributions as long-term capital gain. Long-term capital gain rates applicable to individuals are 0%, 15% or 20% depending on the nature of the capital gain and the individual’s taxable income. Distributions of net short-term capital gains for a taxable year in excess of net long-term capital losses for such taxable year generally will be taxable to a shareholder receiving such distributions as ordinary income.
Qualified dividend income for individuals. Ordinary income dividends reported as derived from qualified dividend income is taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. Qualified dividend income means dividends paid to a Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.
Qualified REIT dividends. Under the Tax Cuts and Jobs Act “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Proposed regulations issued by the IRS, which can be relied upon currently, enable the Fund to pass through the special character of “qualified REIT dividends”. The amount of a RIC’s dividends eligible for the 20% deduction for a taxable year is limited to the excess of the RIC’s qualified REIT dividends for the taxable year over allocable expenses. A noncorporate shareholder receiving such dividends would treat them as eligible for the 20% deduction, provided the shareholder meets certain holding period requirements for its shares in the RIC (i.e., generally, RIC shares must be held by the shareholder for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend).
Corporate dividends-received deduction. Ordinary income dividends reported to Fund shareholders as derived from qualified dividends from domestic corporations will qualify for the 50% dividends-received deduction generally available to corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.
Return of capital distributions. Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his or her Shares; any excess will be treated as gain from the sale of his or her Shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his or her Shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Shares. Return of capital distributions can occur for a number of reasons including, among others, a Fund overestimates the income to be received from certain investments such as those classified as partnerships or equity REITs. See “Tax Treatment of Portfolio Transactions—Investments in U.S. REITs.”
Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities. At the time of your purchase of Shares, the price of the Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by a Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable and would be taxed as either ordinary income (some portion of which may be taxed as qualified dividend income) or capital gain unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. A Fund may be able to reduce the amount of such distributions by utilizing its capital loss carryovers, if any.
Pass-through of foreign tax credits. If more than 50% of the value of a Fund’s total assets at the end of a fiscal year is invested in foreign securities, or if a Fund is a qualified fund of funds (i.e., a fund at least 50% of the value of the total assets of which, at the close of each quarter of the taxable year, is represented by interests in other RICs), the Fund may elect to “pass-through” the amount of foreign income tax paid by the Fund (the Foreign Tax Election) in lieu of deducting such amount in determining its investment company taxable income.
Pursuant to the Foreign Tax Election, shareholders will be required: (i) to include in gross income, even though not actually received, their respective pro rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro rata share of foreign tax in computing their taxable income or to use it (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund due to certain limitations that may apply. Each Fund reserves the right not to pass-through the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits. See “Tax Treatment of Portfolio Transactions—Securities lending” below.
Tax credit bonds. If a Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. (Under the Tax Cuts and Jobs Act, the build America bonds, clean renewable energy bonds and certain other qualified bonds may no longer be issued after December 31, 2017.) Even if the Fund is eligible to pass-through tax credits, the Fund may choose not to do so.
U.S. government interest. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by a Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations. If a Fund is a fund of funds, see “Taxation of the Fund—Fund of Funds.”
Dividends declared in October, November or December and paid in January. Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.
Medicare tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from a Fund and net gains from taxable dispositions of Shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return. Net investment income does not include exempt-interest dividends.
Sale of Shares. A shareholder will recognize gain or loss on the sale of Shares in an amount equal to the difference between the proceeds of the sale and the shareholder’s adjusted tax basis in the shares. If you held your Shares as a capital asset, the gain or loss that you realize will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.
Taxes on Purchase and Redemption of Creation Units. An AP that exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase (plus any cash received by the AP as part of the issue) and the AP’s aggregate basis in the securities surrendered (plus any cash paid by the AP as part of the issue). An AP that exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the AP’s basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.
Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset.
If a Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.
Tax basis information. A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of cost basis and available elections for your account.
Wash sale rule. All or a portion of any loss so recognized may be deferred under the wash sale rules if the shareholder purchases other shares of the Fund within 30 days before or after the sale. Any loss disallowed under these rules will be added to your tax basis in the new Shares.
Sales at a loss within six months of purchase. Any loss incurred on a sale of Shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those Shares.
Reportable transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Tax Treatment of Portfolio Transactions. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a Fund. This section should be read in conjunction with the discussion above under “Investment Restrictions” and “Investment Strategies and Risks” for a detailed description of the various types of securities and investment techniques that apply to the Funds.
In general. In general, gain or loss recognized by a Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.
Certain fixed-income investments. Gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the Fund held the debt obligation unless the Fund made a current inclusion election to accrue market discount into income as it accrues. If a Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a Fund’s investment in such securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Shares.
Investments in debt obligations that are at risk of or in default present tax issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund in order to ensure that it distributes sufficient income to preserve its status as a RIC.
Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.
The tax treatment of certain futures contracts entered into by a Fund, as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities), may be governed by section 1256 of the Code (section 1256 contracts). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (60/40), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.
In addition to the special rules described above in respect of options and futures transactions, a Fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a RIC and avoid a fund-level tax.

Certain of a Fund’s investments in derivatives and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.
Foreign currency transactions. A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.
PFIC investments. A Fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Fund to make a mark-to-market election. If a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.
Investments in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a Fund in a non-U.S. REIT may subject the Fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The Fund’s pro rata share of any such taxes will reduce the Fund’s return on its investment. A fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “Tax Treatment of Portfolio Transactions—PFIC investments.”
Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Funds—Foreign income tax.” Also, a Fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.
Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a Fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions—Investment in taxable mortgage pools (excess inclusion income)” and “Foreign Shareholders—U.S. withholding tax at the source” with respect to certain other tax aspects of investing in U.S. REITs.
Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to tax on UBTI) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a Fund will not allocate to shareholders excess inclusion income.
These rules are potentially applicable to each Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a Fund that has a non-REIT strategy.
Investments in partnerships and QPTPs. For purposes of the Income Requirement, income derived by a Fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master-feeder structure, for purposes of testing whether a Fund satisfies the Asset Diversification Test, the Fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See “Taxation of the Fund—Qualification as a RIC.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a Fund from an interest in a QPTP will be treated as qualifying income, but the Fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a Fund to fail to qualify as a RIC. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a Fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.
Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange-traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received may be qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles. A change in the conversion ratio or conversion price of a convertible security on account of a dividend paid to the issuer's other shareholders may result in a deemed distribution of stock to the holders of the convertible security equal to the value of their increased interest in the equity of the issuer.
Thus, an increase in the conversion ratio of a convertible security can be treated as a taxable distribution of stock to a holder of the convertible security (without a corresponding receipt of cash by the holder) before the holder has converted the security.
Securities Lending. While securities are loaned out by a Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of federal income taxation for individuals on qualified dividends income, if otherwise available, nor the 50% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest may not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a Fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the Fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.
Tax Certification and Backup Withholding. Tax certification and backup withholding tax laws may require that you certify your tax information when you become an investor in a Fund. For U.S. citizens and resident aliens, this certification is made on IRS Form W-9. Under these laws, a Fund must withhold a portion of your taxable distributions and sales proceeds unless you:
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provide your correct Social Security or taxpayer identification number;
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certify that this number is correct;
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certify that you are not subject to backup withholding; and
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certify that you are a U.S. person (including a U.S. resident alien).
The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting.
Non-U.S. investors have special U.S. tax certification requirements. See “Foreign Shareholders—Tax certification and backup withholding.”

Foreign Shareholders. Shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships (foreign shareholder), may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements.
Taxation of a foreign shareholder depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.
U.S. withholding tax at the source. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions to such shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution, subject to certain exemptions including those for dividends reported as:
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exempt-interest dividends paid by the Fund from its net interest income earned on municipal securities;
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capital gain dividends paid by the Fund from its net long-term capital gains (other than those from disposition of a U.S. real property interest), unless you are a nonresident alien present in the United States for a period or periods aggregating 183 days or more during the calendar year; and
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interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends.
A Fund may report interest-related dividends or short-term capital gain dividends, but reserves the right not to do so. Additionally, a Fund’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints. Moreover, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.
Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.
Amounts reported as capital gain dividends (a) that are attributable to certain capital gain dividends received from a qualified investment entity (“QIE”) (generally defined as either (i) a U.S. REIT or (ii) a RIC classified as a “U.S. real property holding corporation” or which would be if the exceptions for holding 5% or less of a class of publicly traded shares or an interest in a domestically controlled QIE did not apply), or (b) that are realized by a Fund on the sale of a “U.S. real property interest” (including gain realized on the sale of shares in a QIE other than one that is domestically controlled), will not be exempt from U.S. federal income tax and may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) if the Fund by reason of having a REIT strategy is classified as a QIE. If a Fund is so classified, foreign shareholders owning more than 5% of the Fund’s shares may be treated as realizing gain from the disposition of a U.S. real property interest, causing Fund distributions to be subject to U.S. withholding tax at the corporate income tax rate, and requiring the filing of a nonresident U.S. income tax return. In addition, if a Fund is classified as a QIE, anti-avoidance rules apply to certain wash sale transactions. Namely, if a Fund is a domestically-controlled QIE and a foreign shareholder disposes of the Fund’s shares prior to the Fund paying a distribution attributable to the disposition of a U.S. real property interest and the foreign shareholder later acquires an identical stock interest in a wash sale transaction, the foreign shareholder may still be required to pay U.S. tax on the Fund’s distribution. Also, the sale of Shares, if classified as a “U.S. real property holding corporation,” could also be considered a sale of a U.S. real property interest with any resulting gain from such sale being subject to U.S. tax as income “effectively connected with a U.S. trade or business.”
Income effectively connected with a U.S. trade or business. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of Shares will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.
Tax certification and backup withholding. Foreign shareholders may have special U.S. tax certification requirements to avoid backup withholding (at a rate of 24%) and, if applicable, to obtain the benefit of any income tax treaty between the foreign shareholder’s country of residence and the United States. To claim these tax benefits, the foreign shareholder must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information given on the form incorrect, and the shareholder must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification. Certain payees and payments are exempt from backup withholding.
Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, a Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”). After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA.
An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (FFI agreement) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the U.S. and the FFI's country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.
An NFFE that is the beneficial owner of a payment from a Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the Fund or other applicable withholding agent, which will, in turn, report the information to the IRS.
Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in a Fund. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

U.S. estate tax. Transfers by gift of Shares by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to Shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to an estate with assets of $60,000).
Local Tax Considerations. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.
* * * * *
The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority, and administrative interpretations in effect on the date hereof, all of which are subject to change, which change may be retroactive. Changes in any applicable authority could materially affect the conclusions discussed above, possibly retroactively, and such changes often occur.
DETERMINATION OF NAV
The NAV for each Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Custodian normally calculates a Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). A Fund’s NAV is based on prices at the time of closing. U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of a Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Funds’ portfolio securities and other assets for which market quotations are not readily available and reliable in accordance with the Valuation Procedures, subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed income securities assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when a Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used.
If a Fund holds securities that are primarily traded on foreign markets, the value of such securities may change on days that are not business days of the Fund. Because the NAV of the Shares is only determined on business days of the Funds, the value of such foreign securities may change on days when you are not able to purchase or sell Shares. If, between the time trading ends on one or more securities and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of one or more securities unreliable in the Adviser’s judgment, the Adviser may fair value the security. The Adviser also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities’ prices not meeting the degree of certainty that the prices are reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
If a fair value price provided by a pricing service is unreliable in the Adviser’s judgment, the Adviser will fair value the security using the Valuation Procedures. Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for a Fund to accurately assign a daily value.
Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss if a security is sold at a discount to its established value. Because the Funds seek to track an Underlying Index, the use of fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s Underlying Index, which may increase the Fund’s tracking error.
Additional information regarding the current NAV per share of each Fund can be found at www.invesco.com/ETFs.
DIVIDENDS AND OTHER DISTRIBUTIONS
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Other Distributions and Taxes.”
Generally, dividends from net investment income, if any, are declared and paid quarterly by each Fund, except Invesco Financial Preferred ETF, Invesco High Yield Equity Dividend AchieversTM ETF and Invesco

S&P 500 BuyWrite ETF, which declare and pay dividends from net investment income, if any, monthly, and except for Invesco Bloomberg Analyst Rating Improvers ETF, Invesco S&P Spin-Off ETF and Invesco Zacks Mid-Cap ETF, which declare and pay dividends from net investment income, if any, annually.
Distributions of net realized securities gains, if any, generally are declared and paid at least annually, but any Fund may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income tax or the excise tax on undistributed income.
Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of the Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from each Fund. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners for reinvestment of their distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.
MISCELLANEOUS INFORMATION
Counsel. Stradley Ronon Stevens & Young, LLP, located at 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.
Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP (“PwC”), located at One North Wacker Drive, Chicago, Illinois 60606, serves as the Funds' independent registered public accounting firm. PwC audits the Funds’ annual financial statements and assists in the preparation and/or review of each Fund’s federal and state income tax returns.
FINANCIAL STATEMENTS
The Funds’ audited financial statements for the fiscal year ended April 30, 2026, including the notes thereto and the report of the Funds’ independent registered public accounting firm thereon, are incorporated by reference to the Form N-CSR for the fiscal year ended April 30, 2026, which is on file with the SEC, and made part of this SAI. The Funds’ Annual Report and financial statements are available at no charge on the Funds’ website or by calling 800.983.0903 during normal business hours.

APPENDIX A

Invesco’s Policy Statement on Global Corporate Governance and Proxy Voting
Effective March 2026
Contents

I.	Introduction	A-1
A.	Our Approach to Proxy Voting	A-1
B.	Scope of Policy	A-2

II.	Global Proxy Voting Operational Procedures	A-2
A.	Oversight and Governance	A-2
B.	The Proxy Voting Process	A-3
C.	Proxy Voting Administration	A-3
D.	Retention and Oversight of Proxy Service Providers	A-4
E.	Disclosures and Recordkeeping	A-4
F.	Market and Operational Limitations	A-5
G.	Securities Lending	A-6
H.	Conflicts of Interest	A-6
I.	Voting of Affiliated Holdings and Funds of Funds	A-7
J.	Review of Policy	A-8

III.	Our Good Governance Principles	A-8
A.	Transparency	A-9
B.	Accountability	A-10
C.	Board Composition and Effectiveness	A-11
D.	Capitalization	A-14
E.	Environmental and Social Issues	A-15
F.	Executive Compensation and Performance Alignment	A-15
	Exhibit A	A-17
	Exhibit B	A-18
I.
Introduction
Invesco Ltd. and its wholly owned investment adviser subsidiaries (collectively, “Invesco,” the “Company,” “our” or “we”) have adopted and implemented this Policy Statement on Global Corporate Governance and Proxy Voting (this “Global Proxy Voting Policy” or “Policy”), which we believe describes policies and procedures reasonably designed to assure proxy voting matters are conducted in the best interests of our clients. The policy generally applies where Invesco invests and manages investments on behalf of its clients and has been delegated proxy voting authority.
A.
Our Approach to Proxy Voting
Proxy voting is an integral aspect of the investment management services Invesco provides to clients. As an investment adviser, Invesco has a fiduciary duty to act in the best interests of our clients. Where Invesco has been delegated the authority to vote proxies with respect to securities held in client portfolios, we exercise such authority in the manner we believe best serves the interests of such clients and their investment objectives. We recognize that proxy voting is an important tool that enables us to drive long-term shareholder value.
A summary of our global operational procedures and governance structure is included in Part II of this Policy. Invesco’s good governance principles, which are included in Part III of this Policy, and our internal proxy voting guidelines are both principles and rules, and cover topics that typically appear on voting ballots. Invesco’s investment teams retain ultimate authority to vote proxies. Given the complexity of proxy issues across our clients’ holdings globally, our investment teams consider many factors when determining how to cast votes. We seek to evaluate and make voting decisions that favor proxy proposals and governance practices that, in our view, promote long-term shareholder value.
B.
Scope of Policy
Invesco’s investment teams vote proxies on behalf of Invesco funds and both fund and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf. In the case of institutional or sub-advised clients, Invesco will vote the proxies in accordance with this Policy unless the client agreement specifies that the client retains the right to vote or has designated a named fiduciary to direct voting. This Policy is implemented by all entities listed in Exhibit A, except as noted below. Due to regional or asset class-specific considerations, certain entities may have local proxy voting guidelines or policies and procedures that differ from this Policy. In the event local policies and this Policy differ, the local policy will apply. These entities subject to local policies are listed in Exhibit A. Additionally, eligible exchange-traded funds may participate in Invesco’s Proxy Voting Choice Program Pilot. Eligible funds are listed in Exhibit B.
II.
Global Proxy Voting Operational Procedures
Invesco’s global proxy voting operational procedures (the “Procedures”) are in place to implement the provisions of this Policy. Invesco aims to vote all proxies for which it has voting authority in accordance with this Policy, as implemented by the Procedures outlined in this Section II. It is the responsibility of Invesco’s Global Corporate Governance & Advisory team to maintain and facilitate the review of the Procedures annually.
A.
Oversight and Governance
The Global Corporate Governance & Advisory team and the Global Invesco Proxy Advisory Committee (“Global IPAC”) provides oversight of the proxy voting process. For some clients, third parties (e.g., U.S. fund boards) and internal sub-committees also provide oversight of the proxy voting process.
Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global IPAC. The Global IPAC is an investments-driven committee comprising representatives from various investment management teams. Representatives from Invesco’s Legal, Compliance, Risk, Investment Stewardship and Government Affairs departments may also participate in Global IPAC meetings. The Global Head of Corporate Governance & Advisory chairs the committee. The Global IPAC provides a forum for investment teams to:
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monitor, understand and discuss key proxy issues and voting trends within the Invesco complex;
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assist Invesco in meeting regulatory obligations;
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review votes not aligned with our good governance principles; and
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consider conflicts of interest in the proxy voting process.
In fulfilling its responsibilities, the Global IPAC meets as necessary (but no less than semi-annually) and has the following responsibilities and functions: (i) acts as a key liaison between the Global Corporate Governance & Advisory team and investment teams to assure compliance with this Policy; (ii) provides insight on market trends as it relates to stewardship practices; (iii) monitors proxy votes that present potential conflicts of interest; and (iv) reviews and provides input, at least annually, on this Policy and related internal procedures and recommends any changes to this Policy based on, but not limited to,

Invesco’s experience, evolving industry practices, or developments in applicable laws or regulations. In addition, when necessary, the Global IPAC Conflict of Interest Sub-committee makes voting decisions on proxies that require an override of this Policy due to an actual or perceived conflict of interest. The Global IPAC reviews Global IPAC Conflict of Interest Sub-committee voting decisions.
B.
The Proxy Voting Process
When making voting decisions, Invesco’s investment teams may take a wide array of factors into consideration and may utilize information from various sources, including, but not limited to, company filings, company site visits, management engagements, industry trade groups, third-party research, internal proprietary research and Invesco’s internal Good Governance Principles set out in Section III of this policy.
Our Global Voting Policy and Good Governance Principles apply to all relevant asset classes, however, there may be different approaches to voting for certain asset classes. For example, voting decisions with respect to investments in fixed income securities and privately held securities will generally be made by the relevant investment teams based on their evaluation of the specific transactions or matters under consideration. In the event this Policy or Invesco’s Good Governance Principles do not provide a vote recommendation, and an investment team does not make a voting decision, Invesco will vote the proxy item consistent with the recommendation of the issuer.
Invesco’s investment teams are supported by a centralized investment stewardship function, including the Global Corporate Governance & Advisory team which evaluates proxy proposals. For certain investment teams of actively-managed products, the Global Corporate Governance & Advisory team evaluates proxy ballot items, analyzes proxy proposals to facilitate decision-making by the investment teams, and casts votes in accordance with the investment team’s instructions. For certain passively-managed investment strategies that seek to track an index, the Global Corporate Governance & Advisory team may evaluate and execute votes on proposals that meet pre-defined criteria, including materiality thresholds. This team may utilize information from various sources, including but not limited to company filings, management engagements, industry trade groups, third-party research, internal proprietary research and the Good Governance Principles in Section III of this Policy. Investment teams retain discretion to vote proxies independently of, or consistent with, this Policy, the Good Governance Principles and any recommendations from the Global Corporate Governance & Advisory team. There may also be instances where different investment teams reach different positions on voting issues for the same proxy.
C.
Proxy Voting Administration
At Invesco, investment teams execute voting decisions through our proprietary voting platform and are supported by the Global Corporate Governance & Advisory team and a dedicated technology team. Invesco’s proprietary voting platform streamlines the proxy voting process by providing our investment teams with direct access to proxy meeting materials, including ballots, Invesco’s internal proxy voting guidelines and recommendations, as well as proxy research and vote recommendations issued by Proxy Service Providers (as such term is defined in Part C below). Votes executed on Invesco’s proprietary voting platform are transmitted to our proxy voting agent electronically and are then delivered to the respective designee for tabulation.
Invesco’s Global Corporate Governance & Advisory team monitors whether we have received proxy ballots for shareholder meetings in which we are entitled to vote. This involves coordination among various parties in the proxy voting ecosystem, including, but not limited to, our proxy voting agent, custodians and ballot distributors. If necessary, we may choose to escalate a matter in accordance with our internal procedures to facilitate our ability to exercise our right to vote.
Our proprietary systems are designed to facilitate internal control and oversight of the voting process. To facilitate the casting of votes in an efficient manner, Invesco may choose to pre-populate and leverage the capabilities of these proprietary systems to automatically submit votes based on internal proxy voting guidelines. To efficiently execute proxy voting for clients’ holdings, votes may be cast by Invesco or via the Proxy Service Providers Web platform at our direction.
D.
Retention and Oversight of Proxy Service Providers
Invesco has retained two independent third-party proxy voting service providers to provide proxy support globally: Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis (“GL”). In addition to ISS and GL, Invesco may retain certain local proxy service providers to access regionally specific research (such local proxy service providers, collectively with ISS and GL, “Proxy Service Providers”). The services may include one or more of the following: providing a comprehensive analysis of each voting item and interpretations of each voting item based on Invesco’s internal proxy voting guidelines; and providing assistance with the administration of the proxy process and certain proxy voting-related functions, including, but not limited to, operational, reporting and recordkeeping services. To the extent Proxy Service Providers consider non-financial factors in their proxy research and recommendations, Invesco may take that into account when evaluating their proxy research and recommendations.
While Invesco may take into consideration the information and recommendations provided by the Proxy Service Providers, including recommendations based upon Invesco’s internal proxy voting guidelines and recommendations provided to such Proxy Service Providers, Invesco’s investment teams retain full and independent discretion with respect to proxy voting decisions.
Updates to previously issued proxy research reports and recommendations may be provided to investment teams to incorporate newly available information or additional disclosure provided by an issuer regarding a matter to be voted on, or to correct factual errors that may result in the issuance of revised proxy vote recommendations. Invesco’s Global Corporate Governance & Advisory team periodically monitors for these research alerts issued by Proxy Service Providers with our investment teams.
Invesco performs extensive initial and ongoing due diligence on the Proxy Service Providers it engages globally. Invesco conducts annual due diligence meetings as part of its ongoing due diligence. The topics included in these annual due diligence meetings include material changes in service levels, leadership and control, conflicts of interest, methodologies for formulating vote recommendations, operations, and research personnel, among other topics. In addition, Invesco monitors and communicates with the Proxy Service Providers throughout the year and monitors their compliance with Invesco’s performance and policy standards.
As part of our annual policy development process, Invesco may engage with other external proxy and governance experts to understand market trends and developments. These meetings provide Invesco with an opportunity to assess the Proxy Service Providers’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the Proxy Service Providers’ stances on key corporate governance and proxy topics and their policy framework/methodologies.
Invesco reviews the System and Organizational Controls (“SOC”) Reports for Proxy Service Providers to confirm that their related controls were in place and to provide reasonable assurance that the related controls operated effectively.
E.
Disclosures and Recordkeeping
This Policy is maintained by the Global Corporate Governance and Advisory team and accessible on the Invesco website. Records of votes cast by Invesco on behalf of clients are retained electronically for at least seven (7) years unless otherwise required by local or regional requirements by Invesco’s Technology Department and by our Proxy Service Provider. Invesco makes its proxy voting records publicly available in compliance with regulatory requirements and industry best practices in the regions below:
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In accordance with the U.S. Securities and Exchange Commission (“SEC”) regulations, Invesco will file a record of all proxy voting activity for the prior 12 months ending June 30 for each U.S. registered fund. In addition, Invesco, as an institutional investment manager that is required to file

Form 13F, will file a record of its votes on certain executive compensation (“say on pay”) matters. The proxy voting filings will generally be made on or before August 31 of each year and are available on the SEC’s website at www.sec.gov. In addition, each year, the Form N-PX proxy voting records for Invesco mutual funds’ and closed-end funds’, and Invesco ETF’s are made available on Invesco’s website here.
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To the extent applicable, the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including Department of Labor regulations and guidance thereunder, provide that the named fiduciary generally should be able to review not only the investment adviser’s voting procedure with respect to plan-owned stock, but also the actions taken in individual proxy voting situations. In the case of institutional and sub-advised clients, clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.
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In the UK and Europe, Invesco publicly discloses our proxy votes monthly in compliance with the UK Stewardship Code here. Additionally, in accordance with the European Shareholder Rights Directive and the UK Financial Conduct Authority’s Conduct of Business Sourcebook (“UK COBS”), Invesco publishes an annual report on implementation of our engagement policies, including a general description of voting behavior, an explanation of the most significant votes and the use of proxy voting advisors.
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In Canada, Invesco publicly discloses a record of all proxy voting activity for the prior 12 months ending June 30th for each Invesco Canada registered mutual fund and ETF. In compliance with the National Instrument 81-106 Investment Fund Continuous Disclosure, the proxy voting records will generally be made available on or before August 31st of each year here.
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In Japan, Invesco publicly discloses our proxy votes annually in compliance with the Japan Stewardship Code here.
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In India, Invesco publicly discloses our proxy votes quarterly here in compliance with The Securities and Exchange Board of India (“SEBI”) Circular on stewardship code for all Mutual Funds and all categories of Alternative Investment Funds in relation to their investment in listed equities. SEBI has implemented principles on voting for Mutual Funds through the SEBI Master Circular for Mutual Funds dated June 27, 2024 (as amended from time to time),which prescribed detailed mandatory requirements for Mutual Funds in India to disclose their voting policies and actual voting by Mutual Funds on different resolutions of investee companies.
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In Hong Kong, Invesco Hong Kong Limited will provide proxy voting records upon request in compliance with the Securities and Futures Commission Principles of Responsible Ownership.
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In Taiwan, Invesco publicly discloses our proxy voting policy and proxy votes annually in compliance with Taiwan’s Stewardship Principles for Institutional Investors here.
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In Australia, Invesco publicly discloses a summary of its proxy voting record annually here.
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In Singapore, Invesco Asset Management Singapore Ltd. will provide proxy voting records upon request in compliance with the Singapore Stewardship Principles for Responsible Investors.
Invesco may engage Proxy Service Providers to make available or maintain certain required proxy voting records in accordance with the above stated applicable regulations. Separately managed account clients that have authorized Invesco to vote proxies on their behalf will receive proxy voting information with respect to those accounts upon request. Certain other clients may obtain information about how we voted proxies on their behalf by contacting their client service representative or advisor. Invesco does not publicly disclose voting intentions in advance of shareholder meetings.
F.
Market and Operational Limitations
In the great majority of instances, Invesco will vote proxies. However, in certain circumstances, Invesco may refrain from voting where the economic or other opportunity costs of voting exceed any benefit to clients. Moreover, ERISA fiduciaries must not subordinate the economic interests of plan participants and beneficiaries to unrelated objectives when voting proxies or exercising other shareholder rights. These matters are left to the discretion of the relevant investment team. Such circumstances could include, for example:
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Certain countries impose temporary trading restrictions, a practice known as “share blocking.” This means that once the shares have been voted, the shareholder does not have the ability to sell the shares for a certain period of time, usually until the day after the conclusion of the shareholder meeting. Unless a client directs otherwise, Invesco generally refrains from voting proxies at companies or in markets where share blocking applies. In some instances, Invesco may determine that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the shares.
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Some companies require a representative to attend shareholder meetings in person to vote a proxy or issuer-specific additional documentation, certification or the disclosure of beneficial owner details to vote. Invesco may determine that the costs of sending a representative or submitting additional documentation, including power of attorney documentation, or disclosures outweigh the benefit of voting a particular proxy.
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Invesco may not receive proxy materials from the relevant fund or custodian used by our clients with sufficient time and information to make an informed independent voting decision.
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Invesco held shares on the record date but sold them prior to the meeting date.
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Although Invesco uses reasonable efforts to vote a proxy, proxies may not be accepted or may be rejected for various reasons, including due to changes in the agenda for a shareholder meeting for which Invesco does not have sufficient notice, when certain custodians used by our clients do not offer a proxy voting in a jurisdiction, or due to operational issues experienced by third parties involved in the process or by an issuer or sub-custodian.
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Additionally, despite the best efforts of Invesco and its proxy voting agent, there may be instances where our votes may not be received or properly tabulated by an issuer or an issuer’s agent. Invesco will generally endeavor to vote and maintain any paper ballots received provided they are delivered in a timely manner ahead of the vote deadline.
G.
Securities Lending
Invesco’s funds may participate in a securities lending program. In circumstances where Invesco fund shares are on loan, the voting rights of those shares are transferred to the borrower. If the security in question is on loan as part of a securities lending program, Invesco may determine that the vote is material to the investment, and therefore, the benefit to the client of voting a particular proxy outweighs the economic benefits of securities lending. In those instances, Invesco may determine to recall securities that are on loan prior to the meeting record date, so we will be entitled to vote those shares. For example, for certain actively managed funds, the lending agent has standing instructions to recall all securities on loan systematically in a timely manner on a best efforts basis for Invesco to vote the proxies on those previously loaned shares. There may be instances where Invesco may be unable to recall shares or may choose not to recall shares. Such circumstances may include instances when Invesco does not receive timely notice of the meeting, or when Invesco deems the opportunity for a fund to generate securities lending revenue outweighs the benefits of voting at a specific meeting. The relevant investment team will make these determinations.
H.
Conflicts of Interest
There may be occasions where voting proxies may present a perceived or actual conflict of interest between Invesco, as investment adviser, and one or more of Invesco’s clients or vendors.
Firm-Level Conflicts of Interest

A conflict of interest may exist if Invesco has a material business relationship with either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Such relationships may include, among others, a client relationship, serving as a vendor whose products/services are material or significant to Invesco, serving as a distributor of Invesco’s products, or serving as a significant research provider or broker to Invesco.
Invesco identifies potential conflicts of interest based on a variety of factors, including, but not limited to, the materiality of the relationship between the issuer or its affiliates to Invesco.
Material firm-level conflicts of interests are identified by individuals and groups within Invesco globally using criteria established by the Global Corporate Governance & Advisory team. These criteria are monitored and updated periodically by the Global Corporate Governance & Advisory team so up-to-date information is available when conducting conflicts checks. Operating procedures and associated governance are designed to assure conflicts of interest are appropriately considered ahead of voting proxies. The Global IPAC Conflict of Interest Sub-committee maintains oversight of the process. Companies identified as conflicted will be voted in line with the principles below as implemented by Invesco’s internal proxy voting guidelines. To the extent an investment team disagrees with the Policy, our processes and procedures seek to assure that justifications and rationales are fully documented and presented to the Global IPAC Conflict of Interest Sub-committee for approval by a majority vote of the Sub-committee.
As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients. To avoid any appearance of a conflict of interest, Invesco will instruct “abstain” on proxies issued by Invesco Ltd. that are held in client accounts. If an “abstain” vote is not operationally possible, Invesco will not vote the shares.
Personal Conflicts of Interest
A conflict also may exist where an Invesco employee has a known personal or business relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. Under Invesco’s Global Code of Conduct, Invesco entities and individuals must act in the best interests of clients and must avoid any situation that gives rise to an actual or perceived conflict of interest.
All Invesco personnel with proxy voting responsibilities are required to report any known personal or business conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.
I.
Voting of Affiliated Holdings and Funds of Funds
Funds of funds holdings can create various special situations for proxy voting, including operational challenges in certain markets. The scenarios below set out examples of how Invesco votes funds of funds:
●
When required by law or regulation, securities issued by an Invesco fund held by other Invesco funds will be voted in the same proportion as the votes of external holders of the underlying fund. If such proportional voting is not operationally possible, Invesco will not vote the securities.
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When required by law or regulation, securities issued by an unaffiliated registered fund held by one or more Invesco funds will be voted in the same proportion as the votes of external holders of the underlying fund. If such proportional voting is not operationally possible, Invesco will not vote the securities.
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For U.S. funds of funds where proportional voting is not required by law or regulation, securities issued by Invesco funds held by other Invesco funds generally will be voted in the same proportion as the votes of external holders of the underlying fund. If such proportional voting is not operationally possible, Invesco will vote in line with internal proxy voting guidelines. Investment teams retain full discretion over proxy voting decisions for funds of funds where proportional voting is not required by law or regulation and may choose to vote differently.
●
For U.S. funds of funds where proportional voting is not required by law or regulation, securities issued by unaffiliated registered funds held by one or more Invesco funds generally will be voted in the same proportion as the votes of external holders of the underlying fund. If such proportional voting is not operationally possible, Invesco will vote in line with internal proxy voting guidelines. Investment teams retain full discretion over proxy voting decisions for funds of funds where proportional voting is not required by law or regulation and may choose to vote differently.
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Securities issued by non-U.S. funds of funds will not be voted proportionally due to operational limitations. The applicable Invesco entity will vote in line with its local policies, as indicated in Exhibit A. If no local policies exist, Invesco will vote in line with the firm level conflicts of interest process described above.
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Where client accounts are invested directly in securities issued by Invesco affiliates and Invesco has proxy voting authority, securities will be voted in the same proportion as the votes of external shareholders of the underlying securities. If proportional voting is not possible, the securities will be voted in line with a Proxy Service Provider’s recommendation.
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Where Invesco invests in its own products (either as seed capital or otherwise), securities will be voted in line with recommendations of the issuer’s management or board.
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Unless it decides to solicit investor instructions, Invesco shall not vote the securities of an Invesco fund held by a fund, client or proprietary account managed by Invesco Canada Ltd.
J.
Review of Policy
It is the responsibility of the Global IPAC to review this Policy and the internal proxy voting guidelines annually to consider whether any changes are warranted. This annual review seeks to assure that this Policy and the internal proxy voting guidelines remain consistent with clients’ best interests, regulatory requirements, local market standards and best practices. Further, this Policy and our internal proxy voting guidelines are reviewed at least annually by various departments within Invesco to seek to ensure that they remain consistent with Invesco’s views on best practice in corporate governance and long-term investment stewardship.
III.
Our Good Governance Principles
Invesco’s good governance principles outline our views on best practice in corporate governance and long-term investment stewardship. These principles have been developed by our global investment teams in collaboration with the Global Corporate Governance & Advisory team and various departments internally. The broad philosophy and guiding principles in this section inform our approach to long-term investment stewardship and proxy voting. The principles and positions reflected in this Policy are designed to guide Invesco’s investment professionals in voting proxies; they are not intended to be exhaustive or prescriptive.
Our investment teams retain full discretion on vote execution in the context of our good governance principles and internal proxy voting guidelines, except where otherwise specified in this Policy. The final voting decisions may consider the unique facts and circumstances applicable to each company, issue, and individual ballot item. These include relevant market laws and regulations, country-specific best practices or corporate governance codes, the issuer’s public disclosures, internal research, input from external research providers, and any dialogue we have had with company management. As a result, investment teams may reach different conclusions on portfolio companies and may cast different votes at the same shareholder meeting. When investment teams choose to vote a proxy that is contrary to the principles below or internal proxy voting guidelines, they are required to document their rationales.
The following guiding principles apply to proxy voting with respect to operating companies. We apply a separate approach to open-end and closed-end investment companies and unit investment trusts. Where appropriate, these guidelines may be supplemented by additional internal guidance that considers regional variations in best practices, company disclosure and region-specific voting items. Invesco may vote on proposals not specifically addressed by these principles or guidelines based on an evaluation of a proposal’s likelihood to enhance long-term shareholder value.
Our good governance principles are organized around six broad pillars:
A.
Transparency
We expect companies to provide accurate, timely and complete information that enables investors to make informed investment decisions and effectively carry out their stewardship activities. Invesco supports the highest standards in corporate transparency and believes that these disclosures should be made available ahead of the voting deadlines for an annual general meeting or special meeting to allow for timely review and decision-making.
Financial reporting: Company accounts and reporting must accurately reflect the underlying economic position of a company. Arrangements that may constitute an actual or perceived conflict with this objective should be avoided.
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We will generally support proposals to accept the annual financial statements, statutory accounts and similar proposals. However, if these reports are not presented in a timely manner or significant issues are identified regarding their integrity (e.g., the external auditor’s opinion is absent or qualified), we will generally review the matter on a case-by-case basis.
External auditor ratification and audit fees:
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We will generally not support the ratification of the independent auditor and/or ratification of their fees payable if non-audit fees exceed audit and audit related fees or if there are significant auditing controversies or questions regarding the independence of the external auditor. We will consider an auditor’s length of service as a company’s independent auditor in applying this policy.
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We will generally vote against the incumbent audit committee chair, or nearest equivalent, where the non-audit fees paid to the independent auditor exceed audit fees for two consecutive years or other problematic accounting practices are identified such as fraud, misapplication of audit standards or persistent material weaknesses/deficiencies in internal controls over financial reporting.
Other business: Generally, we vote against proposals to transact other business matters where disclosure is insufficient and we are not given the opportunity to review and understand what issues may be raised.
Related-party transactions: Invesco will generally consider the following factors when evaluating related party transactions, among others:
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disclosure of the transaction details must be full and transparent (such as details of the related parties and of the transaction subject, timeframe, pricing, potential conflicts of interest, and other terms and conditions);
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the transaction must be fair and appropriate, with a sound strategic rationale;
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the company should provide an independent opinion either from the supervisory board or an external financial adviser;
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minority shareholders’ interests should be protected; and
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the transactions should be on an arm’s length basis.
Routine business items and formalities: Invesco generally votes non-contentious routine business items and formalities as recommended by the issuer’s management and board of directors. Routine business items and formalities generally include proposals to:
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accept or approve a variety of routine reports; and

●
approve provisionary financial budgets and strategy for the current year.
B.
Accountability
Robust shareholder rights and strong board oversight help ensure that management adhere to the highest standards of ethical conduct, are held to account for poor performance and responsibly deliver value creation for stakeholders over the long term. We encourage companies to adopt governance features that ensure board and management accountability. In particular, we consider the following as key mechanisms for enhancing accountability to investors:
One share one vote: Voting rights are an important tool for investors to hold boards and management teams accountable.
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We generally do not support proposals that establish or perpetuate dual classes of voting shares, double voting rights or other means of differentiated voting or disproportionate board nomination rights.
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We generally support proposals to decommission differentiated voting rights.
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Where unequal voting rights are established, we expect these to be accompanied by reasonable safeguards to protect minority shareholders’ interests.
Anti-takeover devices: Mechanisms designed to prevent or delay takeover attempts may unduly limit the accountability of boards and management teams to shareholders.
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We generally will not support proposals to adopt anti-takeover devices such as poison pills. Exceptions may be warranted at entities without significant operations and to preserve the value of net operating losses carried forward or where the applicability of the pill is limited in scope and duration.
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In addition, we will generally not support capital authorizations or amendments to corporate articles or bylaws at operating companies that may be utilized for anti-takeover purposes, for example, the authorization of classes of shares of preferred stock with unspecified voting, dividend, conversion or other rights (“blank check” authorizations).
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We generally support proposals for the removal of anti-takeover provisions.
Shareholder rights: We support the rights of shareholders to hold boards and management teams accountable for company performance. We generally support best-practice-aligned proposals to enhance shareholder rights.
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Proxy access: Within the US market, we generally vote for management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access with the following provisions:
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Ownership threshold: at least three percent (3%) of the voting power;
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Ownership duration: at least three (3) years of continuous ownership for each member of the nominating group;
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Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group; and
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Cap: cap on nominees of one (1) director or twenty-five percent (25%) of the board, whichever is higher.
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Shareholder ability to call special meetings: Generally, we vote for management and shareholder proposals that provide shareholders with the ability to call special meetings with a minimum threshold of 10% but not greater than 25%. We generally will not support proposals to prohibit shareholders’ right to call special meetings.

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Shareholder ability to act by written consent: Generally, we assess shareholder proposals that provide shareholders with the ability to act by written consent case-by-case taking into account the following factors, among other things:
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Shareholders’ current right to call special meetings; and
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Investor ownership structure.
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Supermajority vote requirements: Generally, we vote against proposals to require a supermajority shareholder vote. We will vote for management and shareholder proposals to reduce supermajority vote requirements, in favor of a simple majority threshold. Lowering this requirement can democratize corporate governance and facilitate a more fair and dynamic decision-making that empowers and represents a wider shareholder base, especially for key corporate actions such as mergers, changes in control, or proposals to amend or repeal a portion of a company’s articles of incorporation.
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Bundling of proposals: It is our view that the bundling of multiple proposals or articles amendments in one single voting item restricts shareholders’ ability to express their views, with an all-or-nothing vote. We generally oppose such proposals unless all bundled resolutions are deemed acceptable and conducive of long-term shareholder value.
Virtual shareholder meetings: Companies should hold their annual or special shareholder meetings in a manner that best serves the needs of its shareholders and the company. Shareholders should have an opportunity to participate in such meetings. Shareholder meetings provide an important mechanism by which shareholders provide feedback or raise concerns and hear from the board and management.
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We will generally support management proposals seeking to allow for the convening of hybrid shareholder meetings (allowing shareholders the option to attend and participate either in person or through a virtual platform).
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We may support management or shareholder proposals that seek to authorize the company to hold virtual-only meetings (held entirely through virtual platform with no corresponding in-person physical meeting), if companies fulfill their responsibility to provide strong justification and establish safeguards to preserve comparable rights and opportunities for shareholders to participate virtually as they would have during an in-person meeting. In particular, Invesco will consider, among other things, a company’s practices, jurisdiction and disclosure, including the items set forth below:
i.
meeting procedures and requirements are disclosed in advance of a meeting detailing the rationale for eliminating the in-person meeting;
ii.
clear and comprehensive description of which shareholders are qualified to participate, how shareholders can join the virtual-only meeting, how and when shareholders submit and ask questions either in advance of or during the meeting;
iii.
disclosure regarding procedures for questions received during the meeting, but not answered due to time or other restrictions; and
iv.
description of how shareholder rights will be protected in a virtual-only meeting format including the ability to vote shares during the time the polls are open.
C.
Board Composition and Effectiveness
Voting on director nominees in uncontested elections
Definition of independence: Invesco considers local market definitions of director independence but applies a proprietary standard for assessing director independence considering a director’s status as a current or former employee of the business, any commercial or consulting relationships with the company, the level of shares beneficially owned or represented and familial relationships, among others.

Board and committee independence: The board of directors, board committees and regional equivalents should be sufficiently independent from management, substantial shareholders and should be free from conflicts of interest. We consider local market practices in this regard and in general we look for a balance across the board of directors. Above all, we like to see signs of robust challenge and discussion in the boardroom.
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We will generally vote against one or more non-independent directors when a board is less than majority independent, but we will take into account local market practice with regards to board independence in limited circumstances where this standard is not appropriate.
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We will generally vote against non-independent directors serving on the audit committee.
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We will generally vote against non-independent directors serving on the compensation committee.
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We will generally vote against non-independent directors serving on the nominating committee.
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In relation to the board, compensation committee and nominating committee we will consider the appropriateness of significant shareholder representation in applying this policy. This exception will generally not apply to the audit committee.
Independent Board Chair: It is our view that independent board leadership generally enhances management accountability to investors. Companies deviating from this best practice should provide a strong justification and establish safeguards to ensure that there is independent oversight of a board’s activities (e.g., by appointing a lead or senior independent director with clearly defined powers and responsibilities).
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We will generally vote against the incumbent nominating committee chair, or nearest equivalent, where the board chair is not independent unless a lead independent or senior director is appointed.
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We will review shareholder proposals requesting that the board chair be an independent director on a case-by-case basis, taking into account several factors, including, but not limited to, the presence of a lead independent director and a sufficiently independent board, a sound governance structure with no record of recent material governance failures or controversies, and sound financial performance. Invesco will also positively consider less disruptive proposals that will enter into force at the subsequent leadership transition.
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We will generally not vote against a CEO or executive serving as board chair solely on the basis of this issue, however, we may do so in instances where we have significant concerns regarding a company’s corporate governance, capital allocation decisions and/or compensation practices.
Attendance and over boarding: Director attendance at board and committee meetings is a fundamental part of their responsibilities and provides efficient oversight for the company and its investors. In addition, directors should not have excessive external board or managerial commitments that may interfere with their ability to execute the duties of a director.
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We will generally vote against or withhold votes from directors who attend less than 75% of board and committee meetings for two consecutive years. We expect companies to disclose any extenuating circumstances, such as health matters or family emergencies, that would justify a director’s low attendance, in line with good practices.
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We will generally vote against directors who have more than four total mandates at public operating companies, if their attendance is not disclosed or below 75% of all board and committee meetings in the year under review, or if material governance failures have been identified. We apply a lower threshold for directors with significant commitments such as executive positions and chairmanships.
Other Board Qualifications: In our view, an effective board should be comprised of qualified and engaged directors with a mix of skills, experience, perspectives and characteristics. We recognize that the presence of a variety of these factors in the boardroom may contribute to robust challenge, debate, and innovation, and allows the board to make informed judgements. We expect companies to comply with their local market legal requirements or listing standards for board diversity and to the extent that a company fails to comply with such requirements, Invesco will generally vote against the nominating committee chair, or nearest equivalent. Invesco will also consider the professional experience of the individuals on the board and how they underpin the company’s performance and long-term shareholder value, among other factors.
Director term limits and retirement age: It is important for a board of directors to examine its membership regularly with a view to ensuring that the board is effective, and the company continues to benefit from a variety of director viewpoints and experience. It is our view that an individual board’s nominating committee is best positioned to determine whether director term limits or establishing a mandatory retirement age would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Therefore, Invesco generally opposes shareholder proposals to limit the tenure of board directors or to impose a mandatory retirement age.
Governance failures: A board of directors is ultimately responsible for overseeing management and ensuring that proper governance, oversight and control mechanisms are in place at the company it oversees. Invesco considers the adequacy of a company's response to material oversight failures when determining whether any voting action is warranted. Invesco may take voting action against director nominees in response to material failures of governance, risk oversight or fiduciary responsibilities at the company that adversely affect shareholder value. This may include, bribery, fines or sanctions from regulatory bodies, demonstrably poor risk oversight, or adverse legal judgments, among other things. In addition, Invesco will consider the responsibilities delegated to board sub-committees when determining if it is appropriate to hold the incumbent chair of the relevant committee, or nearest equivalent, accountable for these material failures.
Director indemnification: Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Invesco will evaluate shareholder proposals to amend directors’ indemnification and exculpation provisions on a case-by-case basis.
Discharge of directors: We will generally support proposals to ratify the actions of the board of directors, supervisory board and/or executive decision-making bodies, provided there are no material oversight failures and legal controversies, or other wrongdoings in the relevant fiscal year – committed or yet to be confirmed. When such oversight concerns are identified, we will consider a company’s response to any issues raised and may vote against ratification proposals instead of, or in addition to, director nominees.
Director election process: Board members should generally stand for election annually and individually.
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We will generally support proposals requesting that directors stand for election annually.
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We will generally vote against the incumbent governance committee chair or nearest equivalent, if a company has a classified board structure that is not being phased out. We may make exceptions to this guideline in regions where market practice is for directors to stand for election on a staggered basis.
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We will generally support shareholder proposals to repeal a classified board and elect all directors annually.
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When a board is presented for election as a slate (e.g., shareholders are unable to vote against individual nominees and must vote for or against the entire nominated slate of directors) and this approach is not aligned with local market practice, we will generally vote against the slate in cases where we otherwise would vote against an individual nominee.

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Where market practice is to elect directors as a slate, we will generally support the nominated slate unless there are governance concerns with several of the individuals included on the slate or we have broad concerns with the composition of the board such as a lack of independence.
Majority vote standard: Invesco generally votes in favor of proposals to elect directors by a majority vote, except in cases where a company has adopted formal governance principles that present a meaningful alternative to the majority voting standard.
Board size: We will generally defer to the board with respect to determining the optimal number of board members given the size of the company and complexity of the business, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.
Board assessment and succession planning: Invesco will consider and vote case-by-case on shareholder proposals to adopt a policy on succession planning. When evaluating board effectiveness, Invesco considers whether periodic performance reviews and skills assessments are conducted to ensure the board represents the interests of shareholders. In addition, boards should have a robust succession plan in place for key management and board personnel.
Voting on director nominees in contested elections
Proxy contests: We will review case-by-case dissident shareholder proposals based on their individual merits. We consider the following factors, among others, when evaluating the merits of each list of nominees: the long-term performance of the company relative to its industry, management’s track record, any relevant background information related to the contest, the qualifications of the respective lists of director nominees, the strategic merits of the approaches proposed by both sides, including the likelihood that the proposed goals can be met, and positions of stock ownership in the company.
D.
Capitalization
Capital allocation: Invesco expects companies to responsibly raise and deploy capital toward the long-term, sustainable success of the business. In addition, we expect capital allocation authorizations and decisions to be made with due regard to shareholder dilution, rights of shareholders to ratify significant corporate actions and pre-emptive rights, where applicable.
Share issuance: We generally support authorizations to issue shares without preemptive rights up to 20% of a company’s issued share capital for general corporate purposes. However, for issuance requests with preemptive rights, we support authorizations up to a threshold of 50%. Shares should not be issued at a substantial discount to the market price. The same requirements are expected for convertible and non-convertible debt instruments.
Share repurchase programs: We generally support share repurchase plans in which all shareholders may participate on equal terms. However, it is our view that such plans should be executed transparently and in alignment with long-term shareholder interests. Therefore, we will not support such plans when there is clear evidence of abuse or no safeguards against selective buybacks, or the terms do not align with market best practices.
Stock splits: We will generally evaluate proposals for forward and reverse stock splits on a case-by-case basis. Each proposal will be evaluated based on its potential impact on shareholder value, local market best practices, and alignment with the company's long-term strategic goals.
Increases in authorized share capital: We will generally support proposals to increase a company’s number of authorized common and/or preferred shares, provided we have not identified concerns regarding a company’s historical share issuance activity or the potential to use these authorizations for anti-takeover purposes. We will consider the amount of the request in relation to the company’s current authorized share capital, any proposed corporate transactions contingent on approval of these requests and the cumulative impact on a company’s authorized share capital, for example, if a reverse stock split is concurrently submitted for shareholder consideration.

Mergers, acquisitions, disposals and other corporate transactions: Invesco’s investment teams will review proposed corporate transactions including mergers, acquisitions, reorganizations, proxy contests, dissolutions and divestitures based on a proposal’s individual investment merits. In addition, we broadly approach voting on other corporate transactions as follows:
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We will generally support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy.
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We will generally support proposals to enact corporate name changes and other proposals related to corporate transactions that we believe are in shareholders’ best interests.
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We will generally support reincorporation proposals, provided that management has provided a compelling rationale for the change in legal jurisdiction and provided further that the proposal will not significantly adversely impact shareholders’ rights.
E.
Environmental and Social Issues
Shareholder proposals addressing environmental and social issues: We recognize environmental and social shareholder proposals are nuanced and require company specific analysis, and therefore, Invesco will analyze such proposals on a case-by-case basis. When analyzing such proposals, we will consider the following factors, among others:
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whether we consider the adoption of such proposal would promote long-term shareholder value;
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the materiality of the issue(s) being raised;
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whether there are fines or litigation, significant controversies including reputational risks associated with the company’s practices or policies related to the issue(s) raised in the proposal;
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the board’s written response to the proposal in the proxy and whether the company has already responded or taken action to appropriately address the issue(s) raised in the proposal;
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Additionally, Invesco may consider the company's existing level of disclosure and track record on environmental and social issues or if the company already complies with relevant local laws and regulations as it relates to the issue(s) raised in the proposal; the intentions of the proponent(s) and how they impact the company’s long-term economic success; if the proposal requests greater transparency or disclosure to make an informed assessment; and whether the proposal’s requested action is unduly burdensome (scope or timeframe) or overly prescriptive.
F.
Executive Compensation and Performance Alignment
Invesco supports compensation policies and equity incentive plans that promote alignment between management incentives and shareholders’ long-term interests. We pay close attention to local market practice and may apply stricter or modified criteria where appropriate.
Advisory votes on executive compensation, remuneration policy and remuneration reports: We will generally not support compensation-related proposals where more than one of the following is present:
i.
there is an unmitigated misalignment between executive pay and company performance for at least two consecutive years;
ii.
there are problematic compensation practices which may include, among others, incentivizing excessive risk taking or circumventing alignment between management and shareholders’ interests via repricing of underwater options;
iii.
vesting periods for long-term incentive awards are less than three years;
iv.
the company “front loads” equity awards;
v.
there are inadequate risk mitigating features in the program such as clawback provisions;

vi.
excessive, discretionary one-time equity grants are awarded to executives; and/or
vii.
less than half of variable pay is linked to performance targets, except where prohibited by law.
Invesco will consider company reporting on pay ratios as part of our evaluation of compensation proposals, where relevant.
Equity plans: Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features which may include provisions to reprice options without shareholder approval, plans that include evergreen provisions or plans that provide for automatic accelerated vesting upon a change in control.
Employee stock purchase plans: We generally support employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price and that the total shareholder dilution resulting from the plan is not excessive (e.g., more than 10% of outstanding shares).
Severance Arrangements: Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, and aligned with local market best practices, may be in shareholders’ best interests as a method of attracting and retaining high-quality executive talent.
Frequency of Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals: It is our view that shareholders should be given the opportunity to vote on executive compensation and adequately express their potential concerns. Invesco will generally vote in favor of a one-year frequency, in order to foster greater accountability, as well as to grant shareholders a timely intervention on pay practices.

Exhibit A
Harbourview Asset Management Corporation
Invesco Advisers, Inc.
Invesco Asset Management (India) Pvt. Ltd*1
Invesco Asset Management (Japan) Limited*1
Invesco Asset Management (Schweiz) AG
Invesco Asset Management Limited1
Invesco Asset Management Singapore Ltd
Invesco Australia Ltd
Invesco Canada Ltd.1
Invesco Capital Management LLC
Invesco Capital Markets, Inc.*1
Invesco European RR L.P
Invesco Fund Managers Limited
Invesco Hong Kong Limited
Invesco Investment Advisers LLC
Invesco Investment Management (Shanghai) Limited
Invesco Investment Management Limited
Invesco Loan Manager, LLC
Invesco Managed Accounts, LLC
Invesco Management S.A.
Invesco Overseas Investment Fund Management (Shanghai) Limited
Invesco Private Capital, Inc.
Invesco Real Estate Management S.à r.l.1
Invesco RR Fund L.P.
Invesco Senior Secured Management, Inc.
Invesco Taiwan Limited*1
Invesco Trust Company
OppenheimerFunds, Inc.
WL Ross & Co. LLC
*
Invesco entities with specific proxy voting guidelines
1
Invesco entities with specific conflicts of interest policies

Exhibit B
The Invesco Proxy Voting Choice Program (the “Proxy Voting Choice”) is available to certain eligible clients and shareholders and provides the ability to choose from a menu of distinct voting policy options that support different voting objectives. As implemented through Invesco’s internal Proxy Voting Choice procedures, clients or shareholders that participate in Proxy Voting Choice have the option of selecting a voting policy option which directs how their proportionate shares of the eligible product are voted at corporate shareholder meetings. Invesco Proxy Voting Choice aims to facilitate greater alignment of proxy voting with eligible client/shareholder interests with respect to the products specified below.
The Proxy Voting Choice pilot program is available to shareholders of the following products:
●
Invesco S&P 100 Equal Weight ETF

Invesco Exchange-Traded Fund Trust
PART C. OTHER INFORMATION
Item 28. Exhibits.
Exhibit Number			Description
(a)	(1)	(a)	Amended and Restated Declaration of Trust of the Registrant dated as of April 7, 2003. (1)
		(b)	Amendment No. 1 to the Amended and Restated Declaration of Trust dated as of June 4, 2018. (8)
(b)			Amended and Restated By-laws of the Registrant dated as of April 7, 2003. (9)
(c)	(1)		Amended and Restated Declaration of the Trust of the Registrant, incorporated by reference to Item (a)(1) above.
	(2)		Amended and Restated By-Laws of the Registrant, incorporated by reference to Item (b) above.
(d)	(1)	(a)	Amended and Restated Investment Advisory Agreement between the Registrant and Invesco Capital Management LLC, dated as of August 28, 2023, for unitary and non-unitary funds. (15)
		(b)	Schedule A (as of April 30, 2026), to Amended and Restated Investment Advisory Agreement between the Registrant and Invesco Capital Management LLC, for unitary and non-unitary fee Funds. (*)
		(c)	Schedule B (as of April 30, 2026) to Amended and Restated Investment Advisory Agreement between the Registrant and Invesco Capital Management LLC, for unitary and non-unitary fee Funds. (*)
	(2)	(a)	Amended and Restated Investment Advisory Agreement between the Registrant and Invesco Capital Management LLC, for unitary fee Funds dated as of February 18, 2021. (12)
		(b)	Schedule A (as of April 30, 2026) to Amended and Restated Investment Advisory Agreement between the Registrant and Invesco Capital Management LLC, for unitary fee Funds. (*)
	(3)	(a)	Excess Expense Agreement dated June 16, 2011, as amended August 28, 2023, between the Registrant and Invesco Capital Management LLC. (15)
		(b)	Schedule A (as of April 30, 2026) to Amended Excess Expense Agreement between the Registrant and Invesco Capital Management LLC. (*)
	(4)		Management Services Agreement between the Registrant and Invesco Capital Management LLC dated as of December 12, 2012. (2)
	(5)		Amended and Restated Memorandum of Agreement (Advisory Fee Waivers) between the Registrant and Invesco Capital Management LLC dated as of April 23, 2026. (18)
(e)	(1)	(a)	Amended and Restated Master Distribution Agreement between the Registrant and Invesco Distributors, Inc. dated as of April 30, 2009. (6)
		(b)	Schedule A (as of April 30, 2026) to Amended and Restated Master Distribution Agreement between the Registrant and Invesco Distributors, Inc. (*)
		(c)	Amendment to the Amended and Restated Master Distribution Agreement between the Registrant and Invesco Distributors, Inc. dated as of September 17, 2020. (12)
(f)			Not applicable.
(g)	(1)	(a)	Custody Agreement (as of September 17, 2018) between the Registrant and The Bank of New York Mellon. (10)
		(b)	Schedule I (as of June 25, 2026) to the Custody Agreement between the Registrant and The Bank of New York Mellon. (*)
		(c)	Amendment to the Custody Agreement between the Registrant and The Bank of New York Mellon dated July 1, 2024. (16)
	(2)		Foreign Custody Manager Agreement between the Registrant and The Bank of New York Mellon dated as of December 18, 2007. (4)

Exhibit Number			Description
(h)	(1)	(a)	Fund Administration and Accounting Agreement (as of September 17, 2018) between the Registrant and The Bank of New York Mellon. (7)
		(b)	Amendment to Exhibit A (as of June 25, 2026) to the Fund Administration and Accounting Agreement between the Registrant and The Bank of New York Mellon. (*)
		(c)	Amendment to the Fund Administration and Accounting Agreement between the Registrant and The Bank of New York Mellon dated March 13, 2020. (11)
		(d)	Amendment to the Fund Administration and Accounting Agreement between the Registrant and The Bank of New York Mellon dated July 1, 2024. (16)
	(2)	(a)	Amended and Restated Transfer Agency and Service Agreement between the Registrant and The Bank of New York Mellon dated as of June 17, 2013. (5)
		(b)	Exhibit D (as of June 25, 2026) to the Amended and Restated Transfer Agency and Service Agreement between the Registrant and The Bank of New York Mellon. (*)
	(3)		Form of Participant Agreement between Invesco Distributors, Inc., The Bank of New York Mellon and Participant. (15)
	(4)		Form of Sublicense Agreement between the Registrant and Invesco Capital Management LLC. (3)
	(5)		Form of Rule 12d1-4 Fund of Funds Investment Agreement. (13)
(i)			Consent of Counsel – None
(j)			Consent of Independent Registered Public Accounting Firm. (*)
(k)			Not applicable.
(l)			Not applicable.
(m)			Not applicable.
(n)			Not applicable.
(o)			Not applicable.
(p)			Code of Ethics adopted by the Invesco family of ETFs, Invesco investment advisers and distributor dated January 2026. (17)
(q)			Powers of Attorney for Trustees Bagge, Barre, Herget, Kole, Lim, Pace, Wicker and Wilson. (*)

101.INS			XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document
101.SCH			XBRL Taxonomy Extension Schema Document
101.DEF			XBRL Taxonomy Extension Definition Linkbase Document
101.LAB			XBRL Taxonomy Extension Labels Linkbase Document
101.PRE			XBRL Taxonomy Extension Presentation Linkbase Document

(1)
Incorporated by reference to the Trust’s Registration Statement on Form N-1A, filed April 16, 2003.
(2)
Incorporated by reference to Post-Effective Amendment No. 246 to the Trust’s Registration Statement on Form N-1A, filed on February 18, 2014.
(3)
Incorporated by reference to Post-Effective Amendment No. 611 of the Registration Statement of Invesco Exchange-Traded Fund Trust II on Form N-1A, filed on June 16, 2017.
(4)
Incorporated by reference to Post-Effective Amendment No. 260 to the Trust’s Registration Statement on Form N-1A, filed on August 25, 2017.
(5)
Incorporated by reference to Pre-Effective Amendment No. 1 to the Invesco Exchange-Traded Self-Indexed Fund Trust’s Registration Statement on Form N-1A, filed on March 30, 2018.
(6)
Incorporated by reference to Post-Effective Amendment No. 267 to the Trust’s Registration Statement on Form N-1A, filed on April 5, 2018.

(7)
Incorporated by reference to Post-Effective Amendment No. 272 to the Trust’s Registration Statement on Form N-1A, filed on October 24, 2018.
(8)
Incorporated by reference to Post-Effective Amendment No. 274 to the Trust’s Registration Statement on Form N-1A, filed on December 28, 2018.
(9)
Incorporated by reference to Post-Effective Amendment No. 280 to the Trust’s Registration Statement on Form N-1A, filed on August 27, 2019.
(10)
Incorporated by reference to Post-Effective Amendment No. 26 to the Invesco Exchange-Traded Self-Indexed Fund Trust’s Registration Statement on Form N-1A, filed on November 21, 2018.
(11)
Incorporated by reference to Post-Effective Amendment No. 757 to the Invesco Exchange-Traded Fund Trust II’s Registration Statement on Form N-1A, filed on December 21, 2020.
(12)
Incorporated by reference to Post-Effective Amendment No. 286 to the Trust’s Registration Statement on Form N-1A, filed on March 23, 2021.
(13)
Incorporated by reference to Post-Effective Amendment No. 481 to the Invesco Actively Managed Exchange-Traded Fund Trust’s Registration Statement on Form N-1A, filed on February 25, 2022.
(14)
Incorporated by reference to Post-Effective Amendment No. 94 to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust’s Registration Statement on Form N-1A, filed on August 19, 2022.
(15)
Incorporated by reference to Post-Effective Amendment No. 296 to the Trust’s Registration Statement on Form N-1A, filed on August 25, 2023.
(16)
Incorporated by reference to Post-Effective Amendment No. 552 to the Invesco Actively Managed Exchange-Traded Fund Trust’s Registration Statement on Form N-1A, filed on July 9, 2024.
(17)
Incorporated by reference to Post-Effective Amendment No. 590 to the Invesco Actively Managed Exchange-Traded Fund Trust’s Registration Statement on Form N-1A, filed on February 20, 2026.
(18)
Incorporated by reference to Post-Effective Amendment No. 193 to the Invesco Exchange-Traded Self-Indexed Fund Trust’s Registration Statement on Form N-1A, filed on June 2, 2026.
(*)
Filed herewith.
Item 29. Persons Controlled by or Under Common Control with the Fund.
None.
Item 30. Indemnification.
Reference is made to Article Twelve of the Registrant’s Declaration of Trust, which is incorporated by reference herein:
The Registrant (also, the “Trust”) is organized as a Massachusetts business trust and is operated pursuant to an Amended and Restated Declaration of Trust, dated April 7, 2003 (the “Declaration of Trust”), that permits the Registrant to indemnify every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. This indemnification is subject to the following conditions:
No indemnification shall be provided hereunder to a Covered Person:
i. For any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;
ii. With respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust; or
iii. In the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b) of this Section 12.4(c)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct, such determination being made by: (i) a vote of a majority of the Disinterested Trustees (as such term is defined in Section 12.4) acting on the matter (provided that a majority of Disinterested Trustees then in office act on the matter); or (ii) a written opinion of independent legal counsel.
The rights of indemnification under the Declaration of Trust may be insured against by policies maintained by the Trust, and shall be several, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person, and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained in the Declaration of Trust shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.
Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under Section 12.4 of the Declaration of Trust shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under Section 12.4 of the Declaration of Trust, provided that either:
i. Such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or
ii. A majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to the facts available upon a full trial), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.
As used in Section 12.4 of the Declaration of Trust, the following words shall have the meanings set forth below:
i. A “Disinterested Trustee” is one (i) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending;
ii. “Claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and “Liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.
Item 31. Business and Other Connections of the Investment Adviser.
Reference is made to the caption “Management of the Fund” in the Prospectus constituting Part A, which is incorporated by reference to this Registration Statement and “Management” in the Statement of Additional Information constituting Part B, which is incorporated by reference to this Registration Statement.
The information as to the directors and executive officers of Invesco Capital Management LLC is set forth in Schedule A of Invesco Capital Management LLC’s Form ADV filed with the Securities and Exchange Commission on August 12, 2026 (and as amended through the date hereof) and is incorporated herein by reference. The Form ADV may be obtained free of charge, at the SEC's website at www.adviserinfo.sec.gov, and may be requested by File No. 801-61851.
Item 32. Principal Underwriters.
(a) The sole principal underwriter for the Registrant is Invesco Distributors, Inc., which acts as distributor for the Registrant and the following other funds:
AIM Counselor Series Trust (Invesco Counselor Series Trust)
AIM Equity Funds (Invesco Equity Funds)
AIM Funds Group (Invesco Funds Group)
AIM Growth Series (Invesco Growth Series)
AIM International Mutual Funds (Invesco International Mutual Funds)
AIM Investment Funds (Invesco Investment Funds)
AIM Investment Securities Funds (Invesco Investment Securities Funds)
AIM Sector Funds (Invesco Sector Funds)
AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco Management Trust

Invesco Dynamic Credit Opportunity Fund
Invesco Senior Loan Fund
Short-Term Investments Trust
Invesco Actively Managed Exchange-Traded Fund Trust
Invesco Actively Managed Exchange-Traded Commodity Fund Trust
Invesco Exchange-Traded Fund Trust II
Invesco Exchange-Traded Fund Trust
Invesco India Exchange-Traded Fund Trust
Invesco Exchange-Traded Self-Indexed Fund Trust
Invesco QQQ Trust, Series 1
(b) The following are the Officers and Directors of Invesco Distributors, Inc., the Registrant’s underwriter.

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITIONS AND OFFICES WITH REGISTRANT	POSITIONS AND OFFICES WITH UNDERWRITER
Rocco Benedetto	None	Director and Senior Vice President
Brian Kramer	None	Director
John McDonough	None	Director, Chief Executive Officer and President
Terry Gibson Vacheron	None	Executive Vice President
Mark W. Gregson	None	Chief Financial Officer, Controller and Financial and Operations Principal
Trisha B. Hancock	None	Chief Compliance Officer and Senior Vice President
David Borrelli	None	Senior Vice President
Frank Dotro	None	Senior Vice President
George Fahey	None	Senior Vice President
Brian Kiley	None	Senior Vice President
Brian Levitt	None	Senior Vice President
Kevin Neznek	None	Senior Vice President
Adam Rochlin	None	Senior Vice President
Benjamin Stewart	None	Senior Vice President
Vanessa Touma	None	Senior Vice President
Melanie Ringold	Chief Legal Officer	Secretary
Greg Ketron	None	Treasurer
Crissie Wisdom	Anti-Money Laundering Compliance Officer	Anti-Money Laundering Compliance Officer
*
The principal business address for all directors and executive officers is Invesco Distributors, Inc., 11 Greenway Plaza, Houston, Texas 77046-1173.
(c) Not applicable.

Item 33. Location of Accounts and Records.
All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are held in physical possession at the offices, as applicable, of: (1) the Registrant, (2) the Registrant’s investment adviser and (3) the Registrant’s custodian and administrator.
1.	Invesco Exchange-Traded Fund Trust 3500 Lacey Road, Suite 700 Downers Grove, Illinois 60515
2.	Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, Illinois 60515
3.	The Bank of New York Mellon 240 Greenwich Street New York, New York 10286
Item 34. Management Services.
Not applicable.
Item 35. Undertakings.
None.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933, as amended, and it has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Downers Grove and State of Illinois, on the 27th  day of August, 2026.
Invesco Exchange-Traded Fund Trust
By:	/s/ Brian Hartigan
Brian Hartigan
Title:	President and Trustee
Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on the dates indicated.
SIGNATURE	TITLE	DATE
/s/ Brian Hartigan	President and Trustee	August 27, 2026
Brian Hartigan
/s/ Kelli Gallegos	Treasurer	August 27, 2026
Kelli Gallegos
/s/ Adam Henkel	Secretary	August 27, 2026
Adam Henkel
*/s/ Ronn R. Bagge	Vice Chairman and Trustee	August 27, 2026
Ronn R. Bagge
*/s/ Todd J. Barre	Trustee	August 27, 2026
Todd J. Barre
*/s/ Victoria J. Herget	Trustee	August 27, 2026
Victoria J. Herget
*/s/ Marc M. Kole	Trustee	August 27, 2026
Marc M. Kole
*/s/ Yung Bong Lim	Trustee	August 27, 2026
Yung Bong Lim
*/s/ Joanne Pace	Trustee	August 27, 2026
Joanne Pace
*/s/ Gary R. Wicker	Trustee	August 27, 2026
Gary R. Wicker
*/s/ Donald H. Wilson	Chairman and Trustee	August 27, 2026
Donald H. Wilson
*By: /s/ Adam Henkel		August 27, 2026
Adam Henkel
Attorney-In-Fact
*
Adam Henkel signs this Registration Statement pursuant to powers of attorney filed herewith.

Exhibit Index
(d)(1)(b)	Schedule A (as of April 30, 2026), to Amended and Restated Investment Advisory Agreement between the Registrant and Invesco Capital Management LLC, for unitary and non-unitary fee Funds.
(d)(1)(c)	Schedule B (as of April 30, 2026) to Amended and Restated Investment Advisory Agreement between the Registrant and Invesco Capital Management LLC, for unitary and non-unitary fee Funds.
(d)(2)(b)	Schedule A (as of April 30, 2026) to Amended and Restated Investment Advisory Agreement between the Registrant and Invesco Capital Management LLC, for unitary fee Funds.
(d)(3)(b)	Schedule A (as of April 30, 2026) to Amended Excess Expense Agreement between the Registrant and Invesco Capital Management LLC.
(e)(1)(b)	Schedule A (as of April 30, 2026) to Amended and Restated Master Distribution Agreement between the Registrant and Invesco Distributors, Inc.
(g)(1)(b)	Schedule I (as of June 25, 2026) to the Custody Agreement between the Registrant and The Bank of New York Mellon.
(h)(1)(b)	Amendment to Exhibit A (as of June 25, 2026) to the Fund Administrative and Accounting Agreement between the Registrant and The Bank of New York Mellon.
(h)(2)(b)	Exhibit D (as of June 25, 2026) to the Amended and Restated Transfer Agency and Service Agreement between the Registrant and The Bank of New York Mellon.
(j)	Consent of Independent Registered Public Accounting Firm.
(q)	Powers of Attorney for Trustees Bagge, Barre, Herget, Kole, Lim, Pace, Wicker and Wilson.